UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act File Number 811-58433

BMO Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

                Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

                  Milwaukee, WI 53202

(Name and address of agent for service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

BMO Funds	August 31, 2015

Annual report

Equity Funds

International & Global Funds

Fixed Income Funds

Money Market Funds

Commentaries

BMO Low Volatility Equity Fund	2	BMO Ultra Short Tax-Free Fund	17
BMO Dividend Income Fund	3	BMO Short Tax-Free Fund	18
BMO Large-Cap Value Fund	4	BMO Short-Term Income Fund	19
BMO Large-Cap Growth Fund	5	BMO Intermediate Tax-Free Fund	20
BMO Mid-Cap Value Fund	6	BMO Mortgage Income Fund	21
BMO Mid-Cap Growth Fund	7	BMO TCH Intermediate Income Fund	22
BMO Small Cap Value Fund	8	BMO TCH Corporate Income Fund	23
BMO Small-Cap Core Fund	9	BMO TCH Core Plus Bond Fund	24
BMO Small Cap Growth Fund	10	BMO Monegy High Yield Bond Fund	25
BMO Global Low Volatility Equity Fund	11	BMO Multi-Asset Income Fund	26
BMO Pyrford Global Equity Fund	12	BMO Government Money Market Fund	27
BMO Pyrford International Stock Fund	13	BMO Tax-Free Money Market Fund	28
BMO LGM Emerging Markets Equity Fund	14	BMO Prime Money Market Fund	29
BMO TCH Emerging Markets Bond Fund	15	Explanation of the Indexes and Notes in the Commentary	30
BMO Alternative Strategies Fund	16

Financial Information

Expense Example			34

Schedules of Investments:
BMO Low Volatility Equity Fund	37	BMO Alternative Strategies Fund	61
BMO Dividend Income Fund	38	BMO Ultra Short Tax-Free Fund	67
BMO Large-Cap Value Fund	40	BMO Short Tax-Free Fund	71
BMO Large-Cap Growth Fund	42	BMO Short-Term Income Fund	74
BMO Mid-Cap Value Fund	43	BMO Intermediate Tax-Free Fund	78
BMO Mid-Cap Growth Fund	45	BMO Mortgage Income Fund	83
BMO Small Cap Value Fund	47	BMO TCH Intermediate Income Fund	85
BMO Small-Cap Core Fund	48	BMO TCH Corporate Income Fund	86
BMO Small Cap Growth Fund	51	BMO TCH Core Plus Bond Fund	90
BMO Global Low Volatility Equity Fund	53	BMO Monegy High Yield Bond Fund	94
BMO Pyrford Global Equity Fund	55	BMO Multi-Asset Income Fund	99
BMO Pyrford International Stock Fund	56	BMO Government Money Market Fund	99
BMO LGM Emerging Markets Equity Fund	58	BMO Tax-Free Money Market Fund	101
BMO TCH Emerging Markets Bond Fund	59	BMO Prime Money Market Fund	103

Notes to Schedules of Investments			106
Statements of Assets and Liabilities			107
Statements of Operations			114
Statements of Changes in Net Assets			120
Financial Highlights			128
Notes to Financial Statements			138

Report of Independent Registered Public Accounting Firm			168

Directors and Officers of the Funds			169

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts			171

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO Low Volatility Equity Fund

The BMO Low Volatility Equity Fund (the Fund) returned 5.56% for the fiscal year ended August 31, 2015 versus the Russell 1000® Index and Lipper Large-Cap Core Funds Index, which returned 0.40% and -1.20%, respectively.

The fiscal year marked the return of volatility and macro risk to equity markets around the world as investors became increasingly concerned about slowing global growth, particularly in China, and the potential for rising interest rates in the U.S. This was most apparent in commodity markets as West Texas Intermediate Crude oil fell from over $90/barrel to less than $50/barrel by the end of the year. The U.S. equity market held up well compared to other markets around the world, as the S&P 500® was essentially flat for the year.

Within the Fund’s investment universe, stocks with strong growth prospects outperformed stocks with attractive valuations. Additionally, the market rewarded quality fundamentals and defensive companies over low quality, riskier stocks. This market environment led to outperformance of Health Care and Consumer Discretionary while Energy and Materials lagged significantly.

The Fund’s focus on lower risk, high quality stocks led to its outperformance this year. This performance came equally from stock selection and sector allocation. The Fund’s overweight of Consumer Staples as well as an underweight of Energy contributed positively to the Fund’s performance, while an underweight of Technology and an overweight of Utilities detracted from performance. Stock selection was particularly strong in Consumer Staples and Materials while selection within Consumer Discretionary detracted from performance. Within Consumer Staples, Pinnacle Foods, Inc. (1.7% of the Fund, 41.1%) was the top contributor. Other top contributors included Sigma-Aldrich Corp. (0.0% of the Fund, 39.4%), Cigna Corp. (0.0% of the Fund, 48.9%) and Graham Holdings Co., Class B (0.2% of the Fund, 50.4%). Top detractors included Consumer Discretionary companies Fossil Group, Inc. (0.0% of the Fund, -39.2%), Kohl’s Corp. (1.1% of the Fund, -10.9%) and Sally Beauty Holdings, Inc. (0.9% of the Fund, -6.2%).

Heading into fiscal 2016, we believe there are several themes that will influence equity markets. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will be among the most important drivers. Additionally, China’s economic slowdown and the effect on commodity markets and global growth will likely lead to continued volatility. We have positioned the Fund to minimize exposure to the macroeconomic factors and focus on stock selection.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	5.22	7.42
Advisor Class (A) OFFER	(0.01)	3.15
Institutional Class (I)	5.56	13.21
Russell 1000® Index	0.40	14.13
Lipper Large-Cap Core Funds Index	(1.20)	12.87

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BLVAX	09658W105	5/27/2014	1.20	0.90
Institutional (I)	MLVEX	09658L208	9/28/2012	0.95	0.65

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	10.2
Consumer Staples	20.5
Energy	2.8
Financials	19.6
Healthcare	11.1
Industrials	0.9
Information Technology	11.3
Materials	1.9
Telecommunication Services	3.1
Utilities	8.6
Other Assets & Liabilities, Net	10.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Dividend Income Fund

The BMO Dividend Income Fund (the Fund) returned -3.38% for the fiscal year ended August 31, 2015 versus the Russell 1000® Value Index, the Standard & Poor’s 500® Index and the Lipper Equity Income Funds Index, which returned -3.48%, 0.48% and -3.35%, respectively.

The U.S. economic recovery continues to be a leader among its global peers. Improvements in housing, auto sales, and employment have been the bright spots while oil prices have declined significantly. Company earnings, outside of the energy sector, remain solid. Profit margins are historically high due to disciplined management teams’ sharp focus on cost control. Recent market volatility has been driven by the uncertain future path of U.S. interest rates along with struggling emerging market economies. The Fund underperformed the market, as investors rotated out of defensive, higher-yielding stocks.

The main source of underperformance for the Fund came from the Fund’s stock selection within the Information Technology (IT) sector. The Fund’s IT holdings include large positions in personal computer (PC) related companies due to their attractive valuations and large dividend yields. Unfortunately, PC stocks underperformed as companies lowered their sales guidance. This was driven by the slowing corporate migration from Windows XP to Windows 7, which had previously benefitted PC stocks. Two of the largest detractors that fit this theme were Seagate Technology PLC (1.0% of the Fund, -14.7%) and Intel Corp. (2.1% of the Fund, -15.8%).

The Fund benefited from strong stock selection within the Consumer Staples sector. The Fund’s tobacco holdings led due to industry consolidation. Lorillard (0.0% of the Fund, 23.0%) was acquired by Reynolds American, Inc. (0.8% of the Fund, 16.1%). The two companies, along with Altria Group, Inc. (3.0% of the Fund, 29.8%), were able to pass along price increases earlier this year. Dr. Pepper Snapple Group, Inc. (1.2% of the Fund, 25.0%), also continues to perform well in a challenging beverage environment through pricing growth and strong cost management.

We remain committed to our strategy of investing in stable, mature, dividend paying companies that historically have performed well over long-term investment cycles.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(3.63)	1.58
Advisor Class (A) OFFER	(8.43)	(2.44)
Institutional Class (I)	(3.38)	12.28
Russell 1000® Value Index	(3.48)	14.61
Standard & Poor’s 500® Index	0.48	15.36
Lipper Equity Income Funds Index	(3.35)	12.25

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Kenneth M. Conrad, Ph.D., CFA; since 2000

Casey J. Sambs, CFA; since 2004

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BADIX	09658W204	5/27/2014	1.11	0.90
Institutional (I)	MDIVX	09658L604	12/29/2011	0.86	0.65

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.2
Consumer Staples	8.1
Energy	6.5
Financials	19.0
Healthcare	11.9
Industrials	8.3
Information Technology	14.9
Materials	7.3
Telecommunication Services	5.8
Utilities	6.8
Other Assets & Liabilities, Net	2.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Large-Cap Value Fund

The BMO Large-Cap Value Fund (the Fund) returned -0.70% for the fiscal year ended August 31, 2015 versus the Russell 1000® Value Index and the Lipper Multi-Cap Value Funds Index, which returned -3.48% and -3.28%, respectively.

The fiscal year marked the return of volatility and macro risk to equity markets around the world as investors became increasingly concerned about slowing global growth, particularly in China, and the potential for rising interest rates in the U.S. This was most apparent in commodity markets as West Texas Intermediate Crude oil fell from over $90/barrel to less than $50/barrel by the end of the year. The U.S. equity market held up well compared to other markets around the world, as the S&P 500® was essentially flat for the year.

Within the Fund’s investment universe, stocks with strong growth prospects outperformed stocks with attractive valuations. Additionally, the market rewarded quality fundamentals and defensive companies over low quality, riskier stocks. This market environment led to outperformance of Health Care and Consumer Staples while Energy and Materials lagged significantly.

The Fund outperformed its benchmark solely through stock selection, as sector allocation was neutral for the year. Stock selection was particularly strong in Industrials, Energy and Consumer Staples while selection within Financials and Utilities detracted from performance. Within Consumer Staples, Kroger Co. (1.3% of the Fund, 36.9%) and CVS Health Corp. (2.0% of the Fund, 30.6%) were top contributors. Within Energy, Cameron International Corp. (0.0% of the Fund, -10.2%) was the top contributor. Significant detractors from performance included energy companies Halliburton Co. (1.4% of the Fund, -40.8%) and Helmerich & Payne, Inc. (1.2% of the Fund, -41.6%) and materials company LyondellBasell Industries NV, Class A (1.7% of the Fund, -22.8%).

Heading into fiscal 2016, we believe there are several themes that will influence equity markets. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year will be among the most important drivers. Additionally, China’s economic slowdown and the effect on commodity markets and global growth, will likely lead to continued volatility. We have positioned the Fund to minimize exposure to the macroeconomic factors and focus on stock selection.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	(0.70)	15.15	6.13	—
Advisor Class (A) NAV	(0.70)	—	—	3.61
Advisor Class (A) OFFER	(5.68)	—	—	(0.49)
Institutional Class (I)	(0.45)	15.44	—	5.72
Russell 1000® Value Index	(3.48)	14.68	6.18	—
Lipper Multi-Cap Value Funds Index	(3.28)	13.93	5.53	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MREIX	09658L836	9/30/1993	1.24	1.20
Advisor (A)	BALVX	09658W303	5/27/2014	1.24	1.20
Institutional (I)	MLVIX	09658L844	1/31/2008	0.99	0.95

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	8.2
Consumer Staples	8.0
Energy	12.5
Financials	28.0
Healthcare	13.0
Industrials	5.8
Information Technology	10.2
Materials	4.4
Telecommunication Services	1.9
Utilities	6.2
Other Assets & Liabilities, Net	1.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Large-Cap Growth Fund

The BMO Large-Cap Growth Fund (the Fund) returned 5.58% for the fiscal year ended August 31, 2015 versus the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Index, which returned 4.26% and 4.40%, respectively.

The fiscal year marked the return of volatility and macro risk to equity markets around the world as investors became increasingly concerned about slowing global growth, particularly in China, and the potential for rising interest rates in the U.S. This was most apparent in commodity markets as West Texas Intermediate Crude oil fell from over $90/barrel to less than $50/barrel by the end of the year. The U.S. equity market held up well compared to other markets around the world, as the S&P 500® was essentially flat for the year.

Within the Fund’s investment universe, stocks with strong growth prospects outperformed stocks with attractive valuations. Additionally, the market rewarded quality fundamentals and defensive companies over low quality, riskier stocks. This market environment led to outperformance of Health Care and Consumer Discretionary while Energy and Materials lagged significantly.

The Fund outperformed its benchmark through a combination of stock selection and sector allocation. An overweight position in Health Care as well as underweights of Energy and Materials contributed positively to the Fund’s performance, while underweights of Consumer Discretionary and Staples detracted from performance. Stock selection was particularly strong in Industrials and Technology while selection within Consumer Discretionary detracted from performance. Within Technology, Skyworks Solutions, Inc. (1.2% of the Fund, 55.4%) was the top contributor. Other top contributors included Health Care companies, including Centene Corp. (1.7% of the Fund, 58.0%), Edwards Lifesciences Corp. (0.0% of the Fund, 41.9%) and United Therapeutics Corp. (0.0% of the Fund, 27.8%). Top detractors included Energy companies Helmerich & Payne, Inc. (0.0% of the Fund, -41.6%), EOG Resources, Inc. (0.0% of the Fund, -28.2%) and National Oilwell Varco, Inc. (0.0% of the Fund, -49.5%).

Heading into fiscal 2016, we believe there are several themes that will influence equity markets. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will be among the most important drivers. Additionally, China’s economic slowdown and the effect on commodity markets and global growth will likely lead to continued volatility. We have positioned the Fund to minimize exposure to the macroeconomic factors and focus on stock selection.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	5.58	17.78	7.88	—
Advisor Class (A) NAV	5.58	—	—	9.91
Advisor Class (A) OFFER	0.33	—	—	5.56
Institutional Class (I)	5.85	18.07	—	8.96
Russell 1000® Growth Index	4.26	17.40	8.41	—
Lipper Multi-Cap Growth Funds Index	4.40	16.54	7.93	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MASTX	09658L745	11/20/1992	1.25	1.20
Advisor (A)	BALGX	09658W402	5/27/2014	1.25	1.20
Institutional (I)	MLCIX	09658L752	1/31/2008	1.00	0.95

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	18.2
Consumer Staples	8.8
Energy	0.8
Financials	8.3
Healthcare	17.5
Industrials	11.3
Information Technology	31.1
Materials	1.2
Telecommunication Services	1.7
Other Assets & Liabilities, Net	1.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Mid-Cap Value Fund

The BMO Mid-Cap Value Fund (the Fund) returned -3.55% for the fiscal year ended August 31, 2015 versus the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index, which returned -2.54% and -3.08%, respectively.

After a prolonged period of positive results, stocks in the Value index succumbed to various macro pressures and ended the fiscal year in negative territory. While no one specific factor can be attributable to the decline, the most obvious scapegoats were the concerns with a slowing Chinese economy and the realization the Federal Reserve may soon begin to raise interest rates. The returns of the index reflect negative results in the more economically sensitive areas such as Energy, Basic Materials, and Industrials, while Health Care and Consumer Staples provided positive results. Energy was hardest hit, down close to 50% due to the decline in oil.

The Fund had its share of positive and negative stocks during the year with most sectors contributing to both lists. Health Care stocks in the index advanced 23%, the best among the ten economic sectors. Health Care holdings in the Fund performed well, led by Omnicare (0.0% of the Fund) and Cigna Corp. (0.0% of the Fund), both advancing approximately 50%. Consumer Discretionary stocks in the portfolio gained 10% compared to 6.5% for the index stocks. Hasbro, Inc. (0.0% of the Fund) moved higher by 52%, while Advance Auto Parts, Inc. (1.1% of the Fund) gained 28%. Berry Plastics Group, Inc. (2.0% of the Fund) was up 23% for the year and led the Basic Material sector to a slightly positive return versus the index sector which fell about 15%.

Energy was the least attractive sector during the year, with the average holding in the Fund down close to 47%. By comparison, the return for the Energy sector was -48.5%. QEP Resource, Inc. (0.0% of the Fund), down 67%, recorded the largest percentile decline in the Fund. Several industrial holdings, with ties to the energy sector were weak performers. Fluor Corp. (1.2% of the Fund) and Jacobs Engineering Group, Inc. (1.3% of the Fund) declined 37% and 25%, respectively.

Sector allocation effect on relative performance was slightly negative, but not a significant factor. An overweight position in Energy, 6% vs 5%, detracted from relative performance. Other sector deviations compared to the index were nominal. Sector allocation is a by-product of the stock selection process and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	(3.55)	15.04	7.07	—
Advisor Class (A) NAV	(3.55)	—	—	2.01
Advisor Class (A) OFFER	(8.37)	—	—	(2.03)
Institutional Class (I)	(3.29)	15.35	—	8.24
Retirement Class (R-3)	(3.80)	—	—	1.77
Retirement Class (R-6)	(3.19)	—	—	2.41
Russell Midcap® Value Index	(2.54)	15.96	7.93	—
Lipper Mid-Cap Value Funds Index	(3.08)	15.04	7.40	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Gregory S. Dirkse, CFA; since 1999

Matthew B. Fahey; since 1984

Brian J. Janowski, CFA, CPA; since 2002

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRVEX	09658L695	9/30/1993	1.21	1.21
Advisor (A)	BAMCX	09658W501	5/27/2014	1.21	1.21
Institutional (I)	MRVIX	09658L711	1/31/2008	0.96	0.96
Retirement (R-3)	BMVDX	09658V446	5/27/2014	1.46	1.46
Retirement (R-6)	BMVGX	09658V438	5/27/2014	0.81	0.81

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	8.2
Consumer Staples	1.6
Energy	6.2
Financials	31.6
Healthcare	7.1
Industrials	12.2
Information Technology	15.2
Materials	8.9
Telecommunication Services	0.8
Utilities	4.6
Other Assets & Liabilities, Net	3.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Mid-Cap Growth Fund

The BMO Mid-Cap Growth Fund (the Fund) returned -2.89% for the fiscal year ended August 31, 2015 versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, which returned 2.46% and 2.43%, respectively.

Despite lingering geopolitical and macroeconomic risks during fiscal year 2015, the continued improvement in the U.S. economy, manageable inflation, and a still accommodative U.S. Federal Reserve resulted in positive absolute equity performance. Investor interest in the historically more defensive Consumer Staples and Healthcare sectors resulted in limited market breadth, as price momentum in those sectors drove overall benchmark returns. With the Federal Reserve contemplating the first interest rate increase in nine years as the fiscal year concludes, we are hopeful that investors will once again return to a focus on fundamentals and valuations as the now 6+ year bull market continues.

The Fund’s performance was driven by positive stock selection in the Technology sector, along with a group overweight to Health Care. Stock selection within the Energy, Health Care, and Industrials sectors, along with a group underweight to Consumer Staples, were most detrimental to relative returns. The top contributors to total return for the Fund during the year were: Palo Alto Networks, Inc. (0.9% of the Fund, 93.2%), O’Reilly Automotive, Inc. (1.2% of the Fund, 53.9%), and Acadia Healthcare Co., Inc. (1.4% of the Fund, 42.6%). The positions most detrimental to relative returns for the Fund were: Bellatrix Exploration, Ltd. (0.0% of the Fund, -69.0%), Approach Resources, Inc. (0.0% of the Fund, -68.2%), and Shutterstock, Inc. (1.4% of the Fund, -43.4%).

Our stock selection process remains disciplined and active, although with the Health Care and Consumer Staples sectors meaningfully outperforming all other sectors over the past year, the Fund is finding fewer compelling new ideas in those areas. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing and valuations that are grounded in reality. In effect, this serves to limit risk, as we are not investing shareholders’ money on turnaround situations, nor speculating on the hopes and dreams of other investors and company management teams. We strongly believe that our strict adherence to our process should benefit Fund returns over the coming years.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	(2.89)	14.40	8.15	—
Advisor Class (A) NAV	(2.89)	—	—	1.20
Advisor Class (A) OFFER	(7.75)	—	—	(2.81)
Institutional Class (I)	(2.61)	14.69		7.92
Retirement Class (R-3)	(3.11)	—	—	0.96
Retirement Class (R-6)	(2.47)	—	—	1.62
Russell Midcap® Growth Index	2.46	17.13	8.66	—
Lipper Mid-Cap Growth Funds Index	2.43	15.16	8.45	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Patrick M. Gundlach, CFA; since 2002

Kenneth S. Salmon; since 1986

Share class			Inception date	Expenses (%)
	Ticker	CUSIP		Gross	Net
Investor (Y)	MRMSX	09658L729	9/30/1993	1.22	1.22
Advisor (A)	BGMAX	09658W600	5/27/2014	1.22	1.22
Institutional (I)	MRMIX	09658L737	1/31/2008	0.97	0.97
Retirement (R-3)	BMGDX	09658V420	5/27/2014	1.47	1.47
Retirement (R-6)	BMGGX	09658V412	5/27/2014	0.82	0.82

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	23.2
Consumer Staples	0.9
Energy	4.5
Financials	9.1
Healthcare	21.4
Industrials	10.0
Information Technology	26.2
Telecommunication Services	2.5
Other Assets & Liabilities, Net	2.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Small-Cap Value Fund

The BMO Small-Cap Value Fund (the Fund) returned -5.99% for the fiscal year ended August 31, 2015 versus the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index, which returned -4.95% and -6.11%, respectively.

After a prolonged period of positive results, stocks in the index succumbed to various macro pressures and ended the fiscal year in negative territory. While no one specific factor can be attributable to the decline, the most obvious scapegoats were the concerns with a slowing Chinese economy and the realization the Federal Reserve may soon begin to raise interest rates. The returns of the index reflect negative results in the more economically sensitive areas such as Energy, Basic Materials, and Industrials, while Health Care and Consumer Staples provided positive results. Energy was hardest hit, down over 50% due to the decline in oil.

Stock selection in the portfolio relative to index stocks was strong during the year, with several large gainers. Sector allocation was a net negative to performance. Consumer stocks in the Fund advanced an average of 18%, which compared favorable to the index which recorded a slight loss. 1-800 Flowers.com (0.0% of the Fund) advanced 95%, while Helen of Troy Limited (0.0% of the Fund) gained 55%. Both stocks were eliminated due to price considerations. In the Financial sector, Fidelity Southern Corp. (0.0% of the Fund), a southeastern bank holding company, was up 46% and Customers Bancorp, Inc. (1.4% of the Fund) was up 32%. The overall performance in the Financial sector (ex REIT’s), was ahead approximately 16% versus the index average of only 7%.

Detractors from performance were predominantly from the cyclical sectors of Energy and Industrials. Within Energy, the Fund’s holdings declined an average of 69%, several percentage points worse than the index average of -56%. Unit Corp. (0.0% of the Fund), a mini conglomerate of drilling rigs, midstream assets and Exploration and Production assets, fell 80%, while Bellatrix Exploration (0.0% of the Fund), a natural gas producer, fell a like amount. The Fund held a very slight underweight position in Energy. Several Industrial stocks, with ties to the Energy industry fell hard on fears of reduced oil and gas drilling. MRC Global, Inc. (1.1% of the Fund) a distributor of pipes, valves, and fittings to the energy industry dropped 48% and led the Industrial sector to underperform.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(6.18)	(2.73)
Advisor Class (A) OFFER	(10.88)	(6.62)
Institutional Class (I)	(5.99)	10.25
Retirement Class (R-3)	(6.43)	(2.95)
Retirement Class (R-6)	(5.78)	(2.30)
Russell 2000® Value Index	(4.95)	7.52
Lipper Small-Cap Value Funds Index	(6.11)	7.25

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Gregory S. Dirkse, CFA; since 1999

Matthew B. Fahey; since 1984

Brian J. Janowski, CFA, CPA; since 2002

Share class			Inception date	Expenses (%)
	Ticker	CUSIP		Gross	Net
Advisor (A)	BACVX	09658W709	5/27/2014	1.41	1.25
Institutional (I)	MRSNX	09658L596	2/28/2011	1.16	1.00
Retirement (R-3)	BSVDX	09658V396	5/27/2014	1.66	1.50
Retirement (R-6)	BSVGX	09658V388	5/27/2014	1.01	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	10.4
Consumer Staples	2.2
Energy	3.5
Financials	27.0
Healthcare	6.0
Industrials	16.6
Information Technology	15.5
Materials	8.6
Telecommunication Services	1.6
Utilities	4.7
Other Assets & Liabilities, Net	3.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Small-Cap Core Fund

The BMO Small-Cap Core Fund (the Fund) returned 0.48% for the fiscal year ended August 31, 2015 versus the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, which returned 0.03% and -1.11%, respectively.

The fiscal year marked the return of volatility and macro risk to equity markets around the world as investors became increasingly concerned about slowing global growth, particularly in China, and the potential for rising interest rates in the U.S. This was most apparent in commodity markets as West Texas Intermediate Crude oil fell from over $90/barrel to less than $50/barrel by the end of the year. The U.S. equity market held up well compared to other markets around the world, as the S&P 500 was essentially flat for the year.

Within the Fund’s investment universe, stocks with strong growth prospects outperformed stocks with attractive valuations. Additionally, the market rewarded quality fundamentals and defensive companies over low quality, riskier stocks. This market environment led to outperformance of Health Care and Consumer Discretionary while Energy and Materials lagged significantly.

The Fund outperformed its benchmark via a combination of strong stock selection and a positive contribution from sector allocation. Overweight holdings within Healthcare and an underweight position in Energy contributed to positive sector allocation. Stock selection was particularly strong in Financials and Industrials, while selection within Consumer Discretionary and Energy detracted from performance. Within Financials, Credit Acceptance Corp. (0.7% of the Fund, 65.4%) and Walker & Dunlop, Inc. (1.0% of the Fund, 71.5%) were top contributors. Within Industrials, Multi-Color Corp. (1.0% of the Fund, 42.5%) was the top contributor. Significant detractors from performance included energy companies Pioneer Energy Services Corp. (0.0% of the Fund, -78.5%) and Warren Resources, Inc. (0.0% of the Fund, -90.7%) and consumer discretionary company McClatchy Co. (0.0% of the Fund, -72.1%).

Heading into fiscal 2016, we believe there are several themes that will influence equity markets. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will be among the most important drivers. Additionally, China’s economic slowdown and the effect on commodity markets and global growth will likely lead to continued volatility. We have positioned the Fund to minimize exposure to the macroeconomic factors and focus on stock selection.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	0.29	2.58
Advisor Class (A) OFFER	(4.76)	(1.50)
Institutional Class (I)	0.48	2.66
Russell 2000® Index	0.03	1.19
Lipper Small-Cap Core Funds Index	(1.11)	0.87

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Thomas Lettenberger, CFA; since 1994

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BCCAX	09658W808	5/27/2014	7.01	1.16
Institutional (I)	BSCNX	09658V537	12/27/2013	6.76	0.91

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	14.2
Consumer Staples	1.8
Energy	2.3
Financials	22.1
Healthcare	20.0
Industrials	15.3
Information Technology	19.7
Materials	0.7
Telecommunication Services	1.3
Utilities	1.6
Other Assets & Liabilities, Net	1.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Small-Cap Growth Fund

The BMO Small-Cap Growth Fund (the Fund) returned -1.56% for the fiscal year ended August 31, 2015 versus the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index, which returned 5.11% and 4.00%, respectively.

Despite lingering geopolitical and macroeconomic risks during fiscal year 2015, the continued improvement in the U.S. economy, manageable inflation, and a still accommodative U.S. Federal Reserve resulted in reasonably strong equity performance. Investor speculation in some sectors, notably pre-commercial stage biotechs and Internet services, also was high, as risk-seeking and price momentum outweighed any valuation concerns for many investors during the year. With the Federal Reserve contemplating the first interest rate increase in nine years as the fiscal year concludes, we are hopeful that investors will once again return to a focus on fundamentals and valuations as the now 6+ year bull market continues.

The period was notable for the strong performance of price momentum, largely at the expense of valuation, which has been a headwind to Fund performance. The Fund’s performance was driven by strong stock selection in the Health Care and Industrials sectors, along with a group underweight to the Materials sector. Stock selection within the Consumer Discretionary, Energy, Financials, Technology and Materials sectors were most detrimental to relative returns, along with a group overweight to the Energy sector. The top contributors to total return for the Fund during the year were AMAG Pharmaceuticals, Inc. (0.0% of the Fund, 173.8%), Abiomed, Inc. (1.1% of the Fund, 268.1%), and Horizon Pharma PLC (1.5% of the Fund, 172.6%). The positions most detrimental to relative returns for the Fund were: Bellatrix Exploration, Ltd. (0.0% of the Fund, -66.4%), Approach Resources, Inc. (0.0% of the Fund, -68.2%), and Acacia Research Corp. (2.0% of the Fund, -44.2%).

Our stock selection process remains disciplined and active, although the Fund is finding fewer compelling new ideas in areas such as Health Care given the marked outperformance of that sector over the past year despite what the Fund views to be unappealing valuations. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing, along with valuations grounded in reality. In effect, this serves to limit risk, as we are not investing shareholders’ money on turnaround situations, nor speculating on the hopes and dreams of other investors and company management teams. We strongly believe that our strict adherence to our process should benefit Fund returns over the coming years.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	(1.56)	15.34	9.65	—
Institutional Class (I)	(1.27)	15.63	—	9.43
Russell 2000® Growth Index	5.11	17.83	8.46	—
Lipper Small-Cap Growth Funds Index	4.00	15.97	7.13	—

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Patrick M. Gundlach, CFA; since 2002

Kenneth S. Salmon; since 1986

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRSCX	09658L612	10/31/1995	1.41	1.41
Institutional (I)	MSGIX	09658L620	1/31/2008	1.16	1.16

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	16.4
Consumer Staples	0.8
Energy	6.7
Financials	8.9
Healthcare	19.8
Industrials	14.4
Information Technology	25.7
Materials	1.8
Telecommunication Services	4.1
Other Assets & Liabilities, Net	1.4
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Global Low Volatility Equity Fund

The BMO Global Low Volatility Equity Fund (the Fund) returned -0.08% for the fiscal year ended August 31, 2015 versus the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and the Lipper Global Multi-Cap Core Funds Index, which returned -6.29% and -5.15%, respectively.

The fiscal year marked the return of volatility and macro risk to equity markets around the world as investors became increasingly concerned about slowing global growth, particularly in China, and the potential for rising interest rates in the U.S. This was most apparent in commodity markets as West Texas Intermediate Crude oil fell from over $90/barrel to less than $50/barrel by the end of the year. The U.S. equity market held up well compared to other markets around the world, as the S&P 500® was essentially flat for the year.

Within the Fund’s investment universe, fundamentally-strong companies outperformed as did companies with improving investor interest. Through the lens of risk, low volatility and low beta companies outperformed their higher risk peers. Finally, in this environment, investors were willing to pay up for stability, and so attractively-valued stocks underperformed. With the majority of the Fund’s investment themes outperforming, the Fund outperformed significantly for the year, helped by both stock selection and sector allocation. The Fund’s overweight of Health Care as well as an underweight of Energy and Materials contributed positively to the Fund’s performance, while an underweight of Technology and Consumer Discretionary and an overweight of Utilities detracted from performance. Greggs PLC (1.3% of the Fund, 101.5%) was the top contributor. Other top contributors included AmerisourceBergen Corp. (2.2% of the Fund, 30.8%), Dr. Pepper Snapple Group, Inc. (2.4% of the Fund, 25.0%) and Dollarama Inc. (2.4% of the Fund, 33.1%). Top detractors included Genworth MI Canada, Inc. (1.1% of the Fund, -31.6%), Public Bank Bhd (1.1% of the Fund, -27.8%) and Telekom Malaysia Bhd (1.4% of the Fund, -20.9%).

Heading into fiscal 2016, we believe there are several themes that will influence equity markets. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will be among the most important drivers. Additionally, China’s economic slowdown and the effect on commodity markets and global growth, will likely lead to continued volatility. We have positioned the Fund to minimize exposure to the macroeconomic factors and focus on stock selection.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(0.28)	2.25
Advisor Class (A) OFFER	(5.24)	(1.85)
Institutional Class (I)	(0.08)	7.52
Morgan Stanley Capital International All Country World Index	(6.29)	4.00
Lipper Global Multi-Cap Core Funds Index	(5.15)	3.93

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jay Kaufman, CFA; since 2006

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAEGX	09658W873	5/27/2014	13.58	1.10
Institutional (I)	BGLBX	09658V768	9/30/2013	13.33	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	8.1
Consumer Staples	14.1
Financials	13.6
Healthcare	22.9
Industrials	8.8
Information Technology	4.8
Materials	1.8
Telecommunication Services	12.5
Utilities	10.3
Other Assets & Liabilities, Net	3.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Pyrford Global Equity Fund

The BMO Pyrford Global Equity Fund (the Fund) returned -8.46% for the fiscal year ended August 31 2015 versus the Morgan Stanley Capital International World Index and the Lipper Global Multi-Cap Core Funds Index, which returned -4.13% and -5.15%, respectively.

Global equity markets went through a period of volatility particularly over the summer as several factors weighed on markets. Economies and corporate earnings continued their disappointing growth over the year. Markets were concerned about the potential for U.S. interest rate increases, collapsing oil and commodity prices, and a slowdown in the Chinese economy. Several emerging economies are under stress leading to currency weakness. Central banks led by the Bank of Japan and the European Central Bank pumped a huge amount of liquidity (otherwise known as money printing) into the financial system to avoid falling into outright deflation. Ordinarily, this liquidity would have translated into robust credit growth in the real economy, but in a world where banks are reluctant to lend because of capital constraints and asset quality concerns and the private sector is unwilling to borrow because of already high existing levels of debt, this traditional transmission mechanism is broken.

We adopted a very defensive stance during the year, concentrating on characteristics of value and quality – high dividend yield, low financial leverage, and high return on equity. As a result, the Fund underperformed the MSCI World Index during the period under review. This underperformance was driven by country allocation and currency decisions while stock selection was slightly positive over the year. Within country allocation, the key positive contributors were the overweight position in Europe and underweight position in the UK and the underweight exposure to the Japanese yen. The hedge of the Australian dollar was a positive as it reacted to falling commodities prices with a major fall. The overweight position in the markets of Asia excluding Japan was a negative contributor. The Fund has very limited exposure to emerging markets that as a group dropped almost 30% over the year mainly driven by currency moves. Stock selection was positive in the U.S., Canada, and most of Europe, but was largely offset by negative stock selection in the Pacific Basin; particularly in Hong Kong, Australia, and Japan.

Our ongoing decision not to expose the portfolio to the significant risks of European banks added to relative performance as the Eurozone debt problem again made the front pages. Greece needed yet another bailout; this time some €86bn. We strongly believe that the European debt crisis has not gone away and banks remain the most exposed when the structural problems of peripheral southern Europe resurface.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(8.68)	(5.26)
Advisor Class (A) OFFER	(13.28)	(9.01)
Institutional Class (I)	(8.46)	(0.90)
Morgan Stanley Capital International World Index	(4.13)	1.66
Lipper Global Multi-Cap Core Funds Index	(5.15)	0.30

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Pyrford International Ltd.

Fund Managers; Investment Experience

Suhail Arain, CFA, since 1997

Tony Cousins, CFA, since 1985

Daniel McDonagh, CFA, since 1997

Paul Simons, CFA, since 1996

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAGEX	09658W865	5/27/2014	21.38	1.15
Institutional (I)	BGENX	09658V511	12/27/2013	21.13	0.90

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	8.0
Consumer Staples	15.5
Energy	10.1
Financials	9.1
Healthcare	8.9
Industrials	13.0
Information Technology	13.6
Materials	5.0
Telecommunication Services	8.6
Utilities	2.1
Other Assets & Liabilities, Net	6.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Pyrford International Stock Fund

The BMO Pyrford International Stock Fund (the Fund) returned -9.86% for the fiscal year ended August 31, 2015 versus the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) and the Lipper International Multi-Cap Core Funds Index, which returned -7.47% and -8.07%, respectively.

International equity markets went through a period of volatility particularly over the summer as several factors weighed on markets. Economies and corporate earnings continued their disappointing growth over the year. Markets were concerned about the potential for U.S. interest rate rises, collapsing oil and commodity prices, and a slowdown in the Chinese economy. Several emerging economies are under stress leading to currency weakness. Central banks led by the Bank of Japan and the European Central Bank pumped a huge amount of liquidity (otherwise known as money printing) into the financial system to avoid falling into outright deflation. Ordinarily, this liquidity would have translated into robust credit growth in the real economy, but in a world where banks are reluctant to lend because of capital constraints and asset quality concerns and the private sector is unwilling to borrow because of already high existing levels of debt, this traditional transmission mechanism is broken.

We adopted a very defensive stance during the year, concentrating on characteristics of value and quality – high dividend yield, low financial leverage, and high return on equity. As a result, the Fund underperformed the MSCI EAFE Index during the period under review. This underperformance was driven by country allocation while both currency decisions and stock selection added value over the year. Within country allocation the key positive contributors were the underweight position in the U.K. and the underweight exposure to the Japanese yen; the overweight position in the markets of Asia excluding Japan was a negative contributor. Stock selection was positive in all countries with the exception of Hong Kong, Australia, and Japan.

Our ongoing decision not to expose the portfolio to the significant risks of European banks added to relative performance as the Eurozone debt problem again made the front pages. Greece needed yet another bailout; this time some €86bn. We strongly believe that the European debt crisis has not gone away and banks remain the most exposed when the structural problems of peripheral southern Europe resurface.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	(9.86)	6.68
Advisor Class (A) NAV	(9.86)	(8.00)
Advisor Class (A) OFFER	(14.36)	(11.65)
Institutional Class (I)	(9.63)	6.96
Retirement Class (R-3)	(10.06)	(8.22)
Retirement Class (R-6)	(9.56)	(7.64)
Morgan Stanley Capital International Europe, Australasia, Far East Index	(7.47)	9.28
Lipper International Multi-Cap Core Funds Index	(8.07)	8.88

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Pyrford International Ltd.

Fund Managers; Investment Experience

Tony Cousins, CFA, since 1985

Daniel McDonagh, CFA, since 1997

Paul Simons, CFA, since 1996

Share class			Inception date	Expenses (%)
	Ticker	CUSIP		Gross	Net
Investor (Y)	MISYX	09658L497	12/29/2011	1.27	1.24
Advisor (A)	BPIAX	09658W840	5/27/2014	1.27	1.24
Institutional (I)	MISNX	09658L513	12/29/2011	1.02	0.99
Retirement (R-3)	BISDX	09658V370	5/27/2014	1.52	1.49
Retirement (R-6)	BISGX	09658V362	5/27/2014	0.87	0.84

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	4.2
Consumer Staples	11.3
Energy	9.6
Financials	6.8
Healthcare	11.8
Industrials	19.4
Information Technology	7.2
Materials	6.4
Telecommunication Services	11.9
Utilities	6.7
Other Assets & Liabilities, Net	4.7
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO LGM Emerging Markets Equity Fund

The BMO LGM Emerging Markets Equity Fund (the Fund) returned -13.88% for the fiscal year ended August 31, 2015 versus the Morgan Stanley Capital International Emerging Markets Index and the Lipper Emerging Markets Funds Index, which returned -22.95% and -22.88%, respectively.

The Fund’s significant relative outperformance to its benchmark was primarily due to positive stock selection in strong domestic franchises in a number of markets including India, South Korea, South Africa, and Vietnam. Among the holdings that contributed strongly to both absolute and relative performance were Indian Ayurvedic skin care producer Emami, Ltd. (5.6% of the Fund, return of 67.2%), Indian full-service banking group Yes Bank, Ltd. (4.1% of the Fund, 12.1%) and Philippines-based snack producer Universal Robina Corp. (5.8% of the Fund, 12.0%), which continues to execute well on the domestic market. Unilever Indonesia Tbk PT (2.3% of the Fund, 8.5%), South African-based Do-It-Yourself retailer Cashbuild, Ltd. (0.9% of the Fund, 95.5%) and Vietnam Dairy Products JSC (0.6% of the Fund, 2.0%) also were positive contributors to overall performance.

Performance detraction came primarily from the Fund’s weak stock selection in Chinese and Hong Kong-listed companies. Want Want China Holdings, Ltd. (1.6% of the Fund, -33.2%), a major rice cake and dairy products distributor and casino operators SJM Holdings, Ltd. (1.8% of the Fund, -60.5%) and Sands’ China, Ltd. (2.1% of the Fund, -43.1%) were such examples. Casino operators have been under pressure for the better part of the year as Chinese VIP tourist inflow has been negatively impacted by China’s anti-corruption campaign. Despite the weakness in their stock prices, our investment thesis for all three holdings remains intact. Weak stock selection in Taiwan, which included contact lens designer and manufacturer St. Shine Optical Co., Ltd. (0.3% of the Fund, -49.6%), was also a detractor to performance.

The Fund’s key objective is to invest actively in emerging market companies to drive the long-term capital appreciation of clients’ wealth. We believe we can add value through sound, bottom-up fundamental investment analysis with a long term approach. Our unconstrained approach focuses on identifying companies that meet our quality criteria that include strong business models, robust balance sheets, proven management teams and clear and fair alignments between majority and minority shareholders. We typically invest in companies generating high free cash flows to support a growing dividend stream.

Average annual total returns (%)
	1-year	5-year	Since inception*
Advisor Class (A) NAV	(14.18)	—	(8.30)
Advisor Class (A) OFFER	(18.46)	—	(11.94)
Institutional Class (I)	(13.88)	(0.24)	7.99
Morgan Stanley Capital International Emerging Markets Index	(22.95)	(0.92)	8.58
Lipper Emerging Markets Funds Index	(22.88)	(0.41)	8.72

* Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results.
Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

LGM Investments Limited

Fund Managers; Investment Experience

Irina Hunter; since 1994

Rasmus Nemmoe, CFA; since 2005

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAEMX	09658W824	5/27/2014	1.61	1.40
Institutional (I)	MIEMX	09658L489	12/22/2008	1.36	1.15

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	12.0
Consumer Staples	38.6
Financials	29.5
Healthcare	4.5
Industrials	4.6
Materials	2.0
Telecommunication Services	2.5
Utilities	1.3
Participation Notes	2.2
Other Assets & Liabilities, Net	2.8
Total	100.0

Portfolio composition will change due to the ongoing management of the
Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO TCH Emerging Markets Bond Fund

The BMO TCH Emerging Markets Bond Fund (the Fund) returned -4.04% for the fiscal year ended August 31, 2015 versus the JP Morgan Emerging Markets Bond Global Diversified Index (EMBI) and the Lipper Emerging Markets Hard Currency Debt Funds Index, which returned -1.15% and -7.03%, respectively.

The Fund underperformed its benchmark in a period marked by interest rate volatility and significant global macroeconomic events. Interest rates on the 10 year U.S. Treasury fell from 2.34% on August 31, 2014 to 2.22% on August 31, 2015. Within this period, rates declined to as low as 1.64% and rose to as high as 2.62%. Against this interest rate backdrop, U.S. Treasury securities delivered a 2.30% return. During this time period, spreads on the EMBI widened approximately 100 basis points.

Regional allocations detracted from Fund performance. Above benchmark allocations to Latin America, the worst performing region, and below benchmark allocations to Asia, hurt performance for the trailing twelve months.

The Fund remains overweight corporate and quasi-sovereign exposure to capture additional spread where it believes valuations remain attractive. Corporate exposure was a positive for the Fund as that segment outperformed the benchmark, however, quasi-sovereign exposure more than offset that benefit during the period. Though corporates outperformed as a segment, security selection within corporates was detrimental during this period.

The current higher quality bias of the Fund benefited performance as higher quality securities outperformed during the trailing twelve months. Performance by country diverged greatly, with Venezuela declining 35% and Jamaica appreciating 28%. The underweight position to Venezuela helped the Fund, but overweights to Brazil and Mexico hurt performance.

The Fund’s hard currency focus was beneficial in a period marked by significant U.S. dollar appreciation. Limited local currency positions detracted from performance relative to the dollar benchmark.

Expectations of approaching monetary policy transitions in the U.S. suggest currency decisions will continue to be a factor in returns in the coming period. Deterioration in two of the larger emerging market (EM) nations—China and Brazil—has impacted EM and global markets, highlighting the continued globalization of investment and growing significance of the EM asset class. Given the range of country specific outcomes, we continue to expect security selection to play role in future portfolio performance.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(4.11)	(0.86)
Advisor Class (A) OFFER	(7.43)	(3.61)
Institutional Class (I)	(4.04)	4.26
JP Morgan Emerging Markets Bond Global Diversified Index	(1.15)	5.31
Lipper Emerging Markets Hard Currency Debt Funds Index	(7.03)	0.70

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

Tere Alvarez Canida, CFA, since 1978

William J. Canida, CFA, since 1976

Alan M. Habacht, since 1969

Scott M. Kimball, CFA, since 2004

Daniela Mardarovici, CFA, since 2000

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAMEX	09658W816	5/27/2014	3.11	1.00
Institutional (I)	MEBIX	09658L448	9/30/2013	2.86	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	67.9
International Bonds	29.0
Other Assets & Liabilities, Net	3.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Alternative Strategies Fund

The BMO Alternatives Strategies Fund (the Fund) returned 4.20% for the period from December 17, 2014 through August 31, 2015 versus the Bank of America Merrill Lynch 3-Month T-Bill Index and the HFRX Global Hedge Fund Index, which returned 0.02% and 1.39%, respectively.

The Fund achieved its results with an average volatility that was approximately 40% of the market as measured by the MSCI ACWI Index.

With weak performance across nearly all equity markets beginning in the second quarter of 2015, performance was left in negative territory for many equity indices. Global equity markets, as measured by the MSCI ACWI Index, were left down -3.5% on a year-to-date basis. Despite this backdrop, the strongest contributing strategies were the equity hedge portion of the portfolio. Securities that did well included those in the Healthcare and Materials sectors. In addition, the portfolios benefitted from robust M&A activity during the quarter as several companies announced acquisitions. Both technology and travel related companies suffered declines detracting from performance. Long positions added the most relative value.

Uncertainty increased across the globe in the second quarter of 2015 (Greece, China and even Puerto Rico), impacting credit markets to the negative which resulted in most credit indices declining for the year. The credit hedged sleeve of the portfolio managed to hold on to performance and add value during this time period. The leveraged loan market was somewhat insulated from the turmoil in Greece due to strong technical conditions. The manager continues to monitor geopolitical developments, has positioned the portfolio more defensively, and will continue to look for opportunities that are more insulated from these market influences.

Our macro strategy had a challenging environment as the dollar failed to deliver across most currencies, despite growing concerns in the Eurozone. Consumer Discretionary positions were extremely vulnerable as the dollar continued to weaken from recent highs. Fixed-Income positions fared a bit better in the portfolio but also had difficulty as gains in the long end of the curve were nearly offset by the losses on spreads widening. Our macro strategy was able to hold on to most of the performance and was additive to overall portfolio performance during this time period.

Results within our Relative Value segment were mixed on a year-to-date basis. In aggregate, however, this area contributed to performance. Names within the Energy sector added the most value as both longs and shorts contributed. An area of the portfolio that detracted from performance included our volatility strategy. As the macro landscape deteriorated in August causing both equity markets globally to tumble and volatility to spike, it became very difficult to trade these types of strategies.

Cumulative total returns (%)
Since inception*
Advisor Class (A) NAV	4.00
Advisor Class (A) OFFER	(1.23)
Institutional Class (I)	4.20
Bank of America Merrill Lynch 3-Month T-Bill Index	0.02
HRFX Global Hedge Fund Index	1.39

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser: BMO Asset Management Corp.

Sub-advisers:

CTC myCFO, LLC

Capstone Investment Advisors, LLC

Cramer Rosenthan McGlynn, LLC

Graham Capital Management, L.P.

Iridian Asset Management LLC

Pine River Capital Management, L.P.

Sound Point Capital Management, L.P.

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BMATX	09658W683	12/16/2014	5.33	2.20
Institutional (I)	BMASX	09658W675	12/16/2014	5.08	1.95

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Common Stocks
Consumer Discretionary	8.9
Consumer Staples	2.1
Energy	5.3
Financials	3.0
Healthcare	10.0
Industrials	7.3
Information Technology	8.8
Materials	5.9
Telecommunication Services	1.8
Total Common Stocks	53.1
Bank Loans	11.4
Convertible Bond	0.1
Corporate Bonds & Notes	1.6
Exchange Traded Funds	0.7
Purchased Call Options	0.1
Purchased Put Options	0.1
Short-Term Investments	33.9
Other Assets & Liabilities	29.6
Short Securities and Written Options	(30.6)
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Ultra Short Tax-Free Fund

The BMO Ultra Short Tax-Free Fund (the Fund) returned 0.25% for the fiscal year ended August 31, 2015 versus the blended 50% Barclays 1 Year Municipal Bond Index / 50% iMoneyNet Money Market Fund Tax-Free National Retail Index, the Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Index, which returned 0.29%, 0.57% and 0.29%, respectively.

Over the fiscal year, the U.S. economy continued to see steady improvement. U.S. Gross Domestic Product grew by 2.7% and the unemployment rate fell a full percentage point to 5.1%. Home and auto sales were robust and the lackluster 1st quarter of 2015 (originally reported at -0.7%) has since been revised to a positive 0.6%. Yet the Federal Reserve’s inflation measure has remained stubbornly below the stated target of 2% annually. Will this be enough for the Federal Reserve to end its zero interest rate policy this year? We believe so, but the exact timing is hard to guess. Assuming a minor upward adjustment to short-term rates, U.S. monetary policy will remain very accommodative.

The municipal bond yield curve has flattened already in anticipation of a Federal Reserve rate increase. The Fund has been well positioned for a flattening with our barbell allocation, but we would have performed even better if more of our fixed rate bonds had been longer. An overweight to A and BBB rated bonds has been additive in the Fund. Revenue bonds continue to be an emphasis. We prefer revenue bonds for two main reasons. They usually carry a higher yield than general obligation (GO) bonds, but also do not typically carry the weight of unfunded pension liabilities like many GO bonds.

Our defensive positioning in the Fund includes maintaining a high level of variable rate floaters whose coupons will rise when the Federal Reserve begins to raise rates. Of course, we also continue to buy fixed rate bonds when the yield and bond characteristics are right to optimize the structure of the Fund.

The coming year could be more volatile. The battle over the direction of rates will not end with a single upward move. Headlines from around the world will undoubtedly surprise investors from time to time. In the past year, bond issuance has been in line with predictions but rising rates are likely to slow refunding activity. Issuers afraid of higher rates in the future may work to get deals done in the coming months to lock in historically low yields, something we as managers of the Fund would prefer to avoid.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	0.25	0.87	1.04
Advisor Class (A) NAV	0.25	—	0.30
Advisor Class (A) OFFER	(1.80)	—	(1.32)
Institutional Class (I)	0.50	1.12	1.29
Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	0.29	0.43	0.52
Barclays 1 Year Municipal Bond Index	0.57	0.84	1.03
Lipper Short Municipal Debt Funds Index	0.29	1.06	1.24

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

John D. Boritzke, CFA; since 1983

Craig J. Mauermann; since 1997

Robert Wimmel; since 1992

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MUYSX	09658L521	9/30/2009	0.63	0.56
Advisor (A)	BAUSX	09658W790	5/27/2014	0.63	0.56
Institutional (I)	MUISX	09658L539	9/30/2009	0.38	0.31

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 22.0%
School District	9.5
State or Local	12.5
Revenue Bonds — 77.3%
Appropriation	12.1
Education	7.4
General Revenue	5.0
Healthcare	21.6
Housing	2.7
Industrial Revenue	4.7
Power	3.2
Special Tax	5.6
Student Loan	0.1
Tobacco	0.1
Transportation	9.2
Water & Sewer	5.6
Other Assets & Liabilities, Net	0.7
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Short Tax-Free Fund

The BMO Short Tax-Free Fund (the Fund) returned 1.21% for the fiscal year ended August 31, 2015 versus the Barclays Short (1 – 5 Year) Municipal Index and the Lipper Short Municipal Debt Funds Index, which returned 0.73% and 0.29%, respectively.

The U.S. economy steadily improved over the fiscal year. U.S. Gross Domestic Product grew by 2.7% and the unemployment rate fell a full percentage point to 5.1%. Home and auto sales were robust and the lackluster 1st quarter of 2015 (originally reported at -0.7%) has since been revised to a positive 0.6%. Yet the Federal Reserve’s inflation measure has remained stubbornly below the stated target of 2% annually. Will this be enough for the Federal Reserve to end its zero interest rate policy this year? We believe so, but the exact timing is hard to guess. Assuming a minor upward adjustment to short-term rates, U.S. monetary policy will remain very accommodative.

The municipal bond yield curve has already flattened in anticipation of a Federal Reserve rate increase. The Fund has been well positioned for a flattening with our barbell allocation, but we would have performed even better if more of our fixed rate bonds had been longer. The performance of our variable rate bonds and our floating rate notes should be enhanced when rates rise. An overweight to A and BBB rated bonds has been additive in the Fund. Revenue bonds continue to be an emphasis. We prefer revenue bonds for two main reasons. They usually carry a higher yield than general obligation (GO) bonds, but also are generally not burdened by unfunded pension liabilities like many GO bonds.

The battle over the direction of rates will not end with a single upward move. Headlines from around the world will undoubtedly surprise investors from time to time. So, some volatility should be expected going forward. In the past year, bond issuance has been in line with predictions but rising rates are likely to slow refunding activity. Issuers afraid of higher rates in the future may work to get deals done in the coming months to lock in historically low yields. We will be seeking higher yields as the Federal Reserve closes out seven years of zero percent interest rates.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	1.21	1.96
Advisor Class (A) NAV	1.21	1.47
Advisor Class (A) OFFER	(0.83)	(0.16)
Institutional Class (I)	1.26	2.11
Barclays Short (1-5 Year) Municipal Index	0.73	1.17
Lipper Short Municipal Debt Funds Index	0.29	0.54

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

John D. Boritzke, CFA; since 1983

Craig J. Mauermann; since 1997

Robert Wimmel; since 1992

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MTFYX	09658L638	11/29/2012	0.88	0.55
Advisor (A)	BASFX	09658W782	5/27/2014	0.88	0.55
Institutional (I)	MTFIX	09658L646	11/29/2012	0.63	0.40

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 21.8%
School District	7.7
State or Local	14.1
Revenue Bonds — 74.9%
Appropriation	16.3
Education	10.4
General Revenue	3.3
Healthcare	17.0
Housing	5.0
Industrial Revenue	3.0
Power	5.5
Special Tax	2.5
Student Loan	0.7
Tobacco	0.8
Transportation	5.9
Water & Sewer	4.5
Other Assets & Liabilities, Net	3.3
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Short-Term Income Fund

The BMO Short-Term Income Fund (the Fund) returned 0.43% for the fiscal year ended August 31, 2015 versus the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short Investment-Grade Debt Funds Index, which returned 0.80% and 0.50%, respectively.

The bond market experienced significant interest rate volatility over the fiscal year with short term rates ending moderately higher than at the beginning of the year. Interest rates have fluctuated as investors have digested mixed economic data in an attempt to predict future actions of the Federal Reserve. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Federal Funds target rate, which has remained close to zero since late 2008. Despite volatility in interest rates, Treasuries saw positive returns for the year ended August 31, 2015, while corporate bonds came under pressure as credit spreads widened.

A long duration position relative to the benchmark during the latter part of the fiscal year hurt relative performance as rates between 1 and 3 years ended the year higher, after experiencing significant volatility within a wide trading range. A longer duration exposure to U.S. Government securities relative to the index also detracted from performance as yields rose significantly in maturities longer than 1.5 years. A barbell term structure also constrained performance as the yield curve experienced a bearish steepening, particularly between 3 and 5 year maturities. An overweight to the corporate sector also detracted from returns as spreads widened during the fiscal year. An allocation to Asset-Backed Securities helped relative performance as these securities outperformed.

Looking ahead, the trend toward higher rates in the front-end of the yield curve is expected to remain with yields reaching higher highs and maintaining higher lows. The market had expected the first Federal Funds rate hike in over nine years to occur before the end of 2015, although as of the most recent Federal Reserve meeting in September, the target rate has remained unchanged. The Federal Funds Futures market currently anticipates no change in the policy rate until at least early 2016. We expect Gross Domestic Product to accelerate to a 2.0 to 2.5% annual pace due to improved consumer spending and a pickup in residential housing from continued strong job growth. Inflation will likely remain subdued, driven by historically low commodity prices and a stable U.S. Dollar combined with modest wage growth and income growth. Uncertainty in the Eurozone and China will continue to cause volatility and will be monitored closely. Event risk also will continue to be a strong theme in the corporate sector amidst strong balance sheets, activist investors, the Supreme Court ruling on the Affordable Care Act, and further merger and acquisition activity.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	0.43	1.74	3.20	—
Advisor Class (A) NAV	0.43	—	—	0.42
Advisor Class (A) OFFER	(1.56)	—	—	(1.15)
Institutional Class (I)	0.69	2.02	—	3.25
Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	0.80	1.09	2.80	—
Lipper Short Investment-Grade Debt Funds Index	0.50	1.63	2.70	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MSINX	09658L562	11/1/1992	0.75	0.62
Advisor (A)	BTMAX	09658W774	5/27/2014	0.75	0.62
Institutional (I)	MSIFX	09658L570	5/31/2007	0.50	0.37

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	17.0
Collateralized Mortgage Obligations	3.3
Commercial Mortgage Securities	3.7
Corporate Bonds & Notes	42.7
Mutual Funds	1.9
U.S. Government & U.S. Government Agency Obligations	24.2
U.S. Government Agency—Mortgage Securities	2.0
Other Assets & Liabilities, Net	5.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Intermediate Tax-Free Fund

The BMO Intermediate Tax-Free Fund (the Fund) returned 2.36% for the fiscal year ended August 31, 2015 versus the Barclays 1-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index, which returned 1.88% and 1.56%, respectively.

Similar to one year ago, bond market investors are still trying to predict when the Federal Reserve will decide to raise short-term interest rates. Gross Domestic Product over the last twelve months has increased 2.7%, a healthy rate of growth, but certainly not so fast as to foster inflation problems. The unemployment rate has dropped a full percentage point over the last year, from 6.1% to 5.1%, yet wage pressure remains subdued. Should monetary policy change in this environment? No matter if the Federal Reserve decides to raise rates above zero, monetary policy is likely to remain easy for an extended period of time.

In anticipation of a Federal Reserve policy move toward higher rates, the municipal bond yield curve has flattened. Short-term interest rates in the 2-5 year range have moved up approximately 30 basis points. Meanwhile long-term interest rates have been remarkably stable, only moving higher by a few basis points. The Fund was positioned well for a flattening yield curve as a barbell allocation allowed for outperformance. However, guiding the Fund to an overall duration slightly short of the benchmark detracted from performance. Generally, our policy to not vary much from benchmark duration has served us well over time.

An overweight to both BBB and A rated bonds in the Fund was additive to performance versus higher quality holdings. Revenue bonds continue to be an emphasis. Revenue bonds do not carry the weight of unfunded pension liabilities as do many general obligation bonds. Credit rating agencies have recently punished some issuers with multi-notch downgrades if pension funding issues are not adequately addressed.

In anticipation of an eventual Federal Reserve move toward higher rates, the Fund continues to hold positions in floating rate instruments. Although overall returns for municipal bonds have been muted over the last year, the safe haven nature of tax-free bonds can still add significant diversification benefits to a balanced portfolio.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	2.36	3.72	4.59	—
Advisor Class (A) NAV	2.36	—	—	3.04
Advisor Class (A) OFFER	(1.24)	—	—	(0.21)
Institutional Class (I)	2.60	—	—	4.90
Barclays 1-15 Year Blend Municipal Bond Index	1.88	3.26	4.23	—
Lipper Intermediate Municipal Debt Funds Index	1.56	3.07	3.72	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

John D. Boritzke, CFA; since 1983

Craig J. Mauermann; since 1997

Robert Wimmel; since 1992

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MITFX	09658L760	2/1/1994	0.59	0.56
Advisor (A)	BITAX	09658W766	5/27/2014	0.59	0.56
Institutional (I)	MIITX	09658L778	12/27/2010	0.34	0.34

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 19.9%
School District	13.3
State or Local	6.6
Revenue Bonds — 77.3%
Appropriation	18.4
Education	7.1
General Revenue	2.2
Healthcare	16.5
Housing	6.1
Industrial Revenue	3.6
Power	3.7
Special Tax	3.1
Student Loan	0.8
Tobacco	0.6
Transportation	9.3
Water & Sewer	5.9
Other Assets & Liabilities, Net	2.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Mortgage Income Fund

The BMO Mortgage Income Fund (the Fund) returned 2.34% for the fiscal year ended August 31, 2015 versus the Barclays U.S. Mortgage Backed Securities Index and the Lipper U.S Mortgage Funds Index, which returned 2.66% and 2.64%, respectively.

The Fund underperformed its benchmark and peer group in a period marked by interest rate volatility and significant global macroeconomic events. Interest rates on the 10 year U.S. Treasury fell from 2.34% on August 31, 2014 to 2.22% on August 31, 2015. Within this period, rates declined to as low as 1.64% and rose to as high as 2.62%. Against this interest rate backdrop, U.S. Treasury securities delivered a 2.30% return, with long Treasuries (5.16%) outperforming intermediate Treasuries (1.90%) as the yield curve flattened. The Fund maintained a modestly short duration to the benchmark, resulting in underperformance versus the benchmark as interest rates declined during the fiscal year.

Overweight positions in 30-year mortgages versus 15-year securities detracted from performance as 15-year mortgages outperformed in the period. Positioning within the coupon stack hurt performance as the Fund was overweight higher coupon mortgage backed securities, while lower coupon securities outperformed. The overweight to commercial mortgage-backed securities performed modestly below other mortgage backed securities on a duration adjusted basis.

The Fund’s overweight to conventional mortgages (Fannie Mae and Freddie Mac) versus Ginnie Mae contributed to performance as those market segments outperformed. The Fund’s overweight to non-agency mortgage-backed securities also was additive with investors search for yield favoring these sectors.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	2.34	2.63	4.29	—
Advisor Class (A) NAV	2.34	—	—	2.54
Advisor Class (A) OFFER	(1.25)	—	—	(0.32)
Institutional Class (I)	2.70	2.91	—	4.76
Barclays U.S. Mortgage Backed Securities Index	2.66	2.83	4.59	—
Lipper U.S. Mortgage Funds Index	2.64	3.20	4.31	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Scott M. Kimball, CFA; since 2004

Daniela Mardarovici, CFA; since 2000

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MRGIX	09658L810	12/13/1992	0.81	0.80
Advisor (A)	BMTAX	09658W758	5/27/2014	0.81	0.80
Institutional (I)	MGIIX	09658L828	5/31/2007	0.56	0.55

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	0.3
Collateralized Mortgage Obligations	14.1
Commercial Mortgage Securities	11.9
U.S. Government Agency—Mortgage Securities	72.2
Other Assets & Liabilities, Net	1.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO TCH Intermediate Income Fund

The BMO TCH Intermediate Income Fund (the Fund) returned -0.64% for the fiscal year ended August 31, 2015 versus the Barclays U.S. Intermediate Government/Credit Bond Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Index, which returned 1.47% and 0.37%, respectively.

The Fund underperformed its benchmark and peer group in a period marked by interest rate volatility, credit spread widening, and significant global macroeconomic events. Relative performance contribution from sector and quality selection and security selection was negative, while contribution from yield curve positioning and the portfolio’s yield advantage was positive.

Interest rates on the ten year U.S. Treasury fell from 2.34% on August 31, 2014 to 2.22% on August 31, 2015. Within this period, rates declined to as low as 1.64% and rose to as high as 2.62%. Against this interest rate backdrop, U.S. Treasury securities delivered a 2.30% return and the yield curve flattened.

Widening credit spreads during the period detracted from performance given the Fund’s above-benchmark exposure to credit. Record corporate issuance in a lower liquidity environment with weak demand contributed to widening spreads. Intermediate credit securities underperformed duration-matched Treasuries by 137 basis points as the option-adjusted spread of the Barclays Capital Intermediate U.S. Credit Index widened 52 basis points to 127 over the course of the fiscal year. Within credit, the Fund was overweight lower quality investment grade securities which underperformed higher quality securities with BBB bonds underperforming AAA equivalents by 248 basis points of excess return.

Individual security selection was negative during the period, detracting from performance in the past year. Undifferentiated selling, particularly during the significant oil sell-off in the fourth quarter of 2014 and the China induced risk-off period in July/August 2015 made security selection difficult.

The Fund’s barbelled position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance in the flattening yield curve environment. Another structural contributor was the portfolio’s yield advantage; the portfolio is constructed to generate higher interest income than the benchmark, which added to performance.

In the short run, this environment is predictably difficult for fundamental investors, but a dislocated market offers opportunities as we expect that rationality and stability will return to security valuation differentiated by fundamentals.

Average annual total returns (%)
	1-year	5-year	Since inception*
Advisor Class (A) NAV	(0.89)	—	(0.01)
Advisor Class (A) OFFER	(4.39)	—	(2.76)
Institutional Class (I)	(0.64)	2.85	4.48
Barclays U.S. Intermediate Government/Credit Bond Index	1.47	2.38	4.24
Lipper Short-Intermediate Investment-Grade Debt Funds Index	0.37	2.21	3.63

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

William J. Canida, CFA, since 1976

Scott M. Kimball, CFA, since 2004

Daniela Mardarovici, CFA, since 2000

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Advisor (A)	BAIIX	09658W741	5/27/2014	0.81	0.81
Institutional (I)	MIBIX	09658L661	5/31/2007	0.56	0.56

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	57.1
U.S. Government & U.S. Government Agency Obligations	16.5
U.S. Government Agency—Mortgage Securities	22.2
Other Assets & Liabilities, Net	4.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO TCH Corporate Income Fund

The BMO TCH Corporate Income Fund (the Fund) returned -2.73% for the fiscal year ended August 31, 2015 versus the Barclays U.S. Credit Index and the Lipper Core Plus Bond Funds Index, which return -0.46% and 0.56%, respectively.

The Fund underperformed its benchmark and peer group in a period marked by interest rate volatility, credit spread widening, and significant global macroeconomic events. Relative performance contribution from sector and quality selection and security selection was negative, while contribution from yield curve positioning and the portfolio’s yield advantage was positive.

Interest rates on the ten year U.S. Treasury fell from 2.34% on August 31, 2014 to 2.22% on August 31, 2015. Within this period, rates declined to as low as 1.64% and rose to as high as 2.62%. Against this interest rate backdrop, U.S. Treasury securities delivered a 2.30% return, with long Treasuries (5.16%) outperforming intermediate Treasuries (1.90%) as the yield curve flattened.

Widening credit spreads during the period detracted from performance given the Fund’s exposure to credit relative to the peer group. Record corporate issuance in a lower liquidity environment with weak demand contributed to widening spreads. Credit securities underperformed duration-matched Treasuries by 337 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index widened 58 basis points to 155 over the course of the fiscal year. Within credit, the Fund was overweight lower quality investment grade securities which underperformed higher quality securities with BBB bonds underperforming AAA equivalents by 500 basis points of excess return. Credit curves steepened significantly during the period, which hurt portfolio performance given longer maturity credit exposure, with long credit underperforming intermediate credit by 664 basis points.

Individual security selection was negative during the period, detracting from performance in the past year. Undifferentiated selling, particularly during the significant oil sell-off in the fourth quarter of 2014 and the China induced risk-off period in July/August 2015, made security selection difficult.

The Fund’s barbelled position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance in the flattening yield curve environment.

In the short run, this environment is predictably difficult for fundamental investors, but a dislocated market offers opportunities as we expect that rationality and stability will return to security valuation differentiated by fundamentals.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	(2.73)	4.91	8.44
Advisor Class (A) NAV	(2.73)	—	(0.61)
Advisor Class (A) OFFER	(6.11)	—	(3.38)
Institutional Class (I)	(2.53)	5.08	8.63
Barclays U.S. Credit Index	(0.46)	4.12	6.94
Lipper Core Plus Bond Funds Index	0.56	3.88	6.63

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

Tere Alvarez Canida, CFA, since 1978

William J. Canida, CFA, since 1976

Alan M. Habacht, since 1969

Scott M. Kimball, CFA, since 2004

Daniela Mardarovici, CFA, since 2000

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MCIYX	09658L851	12/22/2008	0.76	0.60
Advisor (A)	BATIX	09658W733	5/27/2014	0.76	0.60
Institutional (I)	MCIIX	09658L869	12/22/2008	0.51	0.51

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	89.7
Municipals	0.2
U.S. Government & U.S. Government Agency Obligations	5.2
Other Assets & Liabilities, Net	4.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO TCH Core Plus Bond Fund

The BMO TCH Core Plus Bond Fund (the Fund) returned -1.28% for the fiscal year ended August 31, 2015 versus the Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Index, which returned 1.54% and 0.56%, respectively.

The Fund underperformed its benchmark and peer group in a period marked by interest rate volatility, credit spread widening, and significant global macroeconomic events. Relative performance contribution from sector and quality selection and security selection was negative, while contribution from yield curve positioning and the portfolio’s yield advantage was positive.

Interest rates on the ten year U.S. Treasury fell from 2.34% on August 31, 2014 to 2.22% on August 31, 2015. Within this period, rates declined to as low as 1.64% and rose to as high as 2.62%. Against this interest rate backdrop, U.S. Treasury securities delivered a 2.30% return, with long Treasuries (5.16%) outperforming intermediate Treasuries (1.90%) as the yield curve flattened.

Widening credit spreads during the period detracted from performance given the Fund’s above-benchmark exposure to credit. Record corporate issuance in a lower liquidity environment with weak demand has contributed to widening spreads. Credit securities underperformed duration-matched Treasuries by 337 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index widened 58 basis points to 155 over the course of the fiscal year. Within credit, the Fund was overweight lower quality investment grade securities which underperformed higher quality securities with BBB bonds underperforming AAA equivalents by 500 basis points of excess return. Credit curves steepened significantly during the period, which hurt portfolio performance given longer maturity credit exposure, with long credit underperforming intermediate credit by 664 basis points.

Individual security selection was negative during the period, detracting from performance in the past year. Undifferentiated selling, particularly during the significant oil sell-off in the fourth quarter of 2014 and the China induced risk-off period in July/August 2015, made security selection difficult.

The Fund’s barbelled position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance in the flattening yield curve environment. Another structural contributor was the portfolio’s yield advantage; the portfolio is constructed to generate higher interest income than the benchmark, which added to performance. In the short run, this environment is predictably difficult for fundamental investors, but a dislocated market offers opportunities as we expect that rationality and stability will return to security valuation differentiated by fundamentals.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	(1.28)	4.43	6.43
Advisor Class (A) NAV	(1.28)	—	0.43
Advisor Class (A) OFFER	(4.71)	—	(2.38)
Institutional Class (I)	(0.96)	4.67	6.68
Barclays U.S. Aggregate Bond Index	1.54	2.98	4.31
Lipper Core Plus Bond Funds Index	0.56	3.88	6.63

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

Tere Alvarez Canida, CFA, since 1978

William J. Canida, CFA, since 1976

Alan M. Habacht, since 1969

Scott M. Kimball, CFA, since 2004

Daniela Mardarovici, CFA, since 2000

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MCYBX	09658L877	12/22/2008	0.60	0.60
Advisor (A)	BATCX	09658W725	5/27/2014	0.60	0.60
Institutional (I)	MCBIX	09658L885	12/22/2008	0.35	0.35

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	0.1
Commercial Mortgage Securities	0.1
Corporate Bonds & Notes	52.5
U.S. Government & U.S. Government Agency Obligations	16.6
U.S. Government Agency—Mortgage Securities	28.5
Other Assets & Liabilities, Net	2.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Monegy High Yield Bond Fund

The BMO Monegy High Yield Fund (the Fund) returned -2.46% for the fiscal year ended August 31, 2015 versus the Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index and the Lipper High Yield Bond Funds Index, which returned -1.56% and -2.50%, respectively.

The underperformance largely occurred in late 2014, as a result of the Fund’s positioning in Energy, which has been rebalanced over the last several months. This has helped the Fund’s relative performance more recently. Duration also played a small role as the Fund was underweight the longest maturity bucket of the market, which fared relatively well over the past year. Conversely, the Fund’s overweighting and name selection within Retail and positioning in Paper were positive contributors to its relative performance.

Over the past year, the U.S. high yield market saw a marked increase in volatility, prompted by a combination of commodity price and rate swings, technical imbalances, and geopolitical and economic concerns. The market’s decline was led by CCC-rated issuers, which dropped 11.3%, compared with BB-rated and B-rated issuers at -3.2% and -0.1%, respectively. Sectorally, selling pressure was acutely focused on Metals & Mining and Energy names, which fell -26.3% and -20.0%, respectively.

The default rate edged up a tick to 2.4% over the past year, and while Energy and Metals & Mining defaults are likely to continue, rates are forecast to remain inside 3% this year and 4% over the next 12 months. This reflects a lack of forced issuance or covenant triggers on the horizon.

At the end of August 2015, the yield-to-worst on the high yield market was 7.3%, versus 3.5% for investment grade corporates. The higher average yields on the distressed Energy and Metals & Mining names skew the average somewhat, but 5-6% in non-materials sectors appears relatively attractive with a backdrop of low risk-free rates and low defaults.

The Fund remains well positioned for further volatility. It is underweight Metals & Mining—especially the coal names, which have been vulnerable in recent months—and Energy, but we have been picking our spots in the less commodity-price sensitive refiners and pipeline names. We remain disciplined in positioning towards the higher quality end of the market and will continue to add issuers we favor where bonds become available during bouts of selling. We believe valuations are becoming more attractive, but we recognize there are pockets of risk that need to be managed carefully.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(2.70)	(1.70)
Advisor Class (A) OFFER	(6.12)	(4.42)
Institutional Class (I)	(2.46)	5.00
Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	(1.56)	6.75
Lipper High Yield Bond Funds Index	(2.50)	6.88

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Monegy, Inc.

Fund Managers; Investment Experience

Vincent Huang, CFA, since 2003

Lori J. Marchildon, CFA, since 1995

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Advisor (A)	BMHAX	09658W717	5/27/2014	1.16	0.90
Institutional (I)	MHBNX	09658L406	12/29/2011	0.91	0.65

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	97.6
Other Assets & Liabilities, Net	2.4
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Multi-Asset Income Fund

The BMO Multi-Asset Income Fund (the Fund) returned -6.09% for the fiscal year ended August 31, 2015 versus the blended 75% Barclays U.S. Aggregate Bond Index / 25% Russell 3000® Index, the Barclays U.S. Aggregate Bond Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which returned 1.36%, 1.56%, and -2.31%, respectively.

This time frame encapsulates the crude price decline that helped conspire to drive down U.S. inflation expectations. After rising during the first half of 2014, the market’s inflation forecast began sinking in August of 2014. In fact, the U.S. 10 year breakeven inflation rate fell from 2.13% on August 31, 2014 to 1.65% at month end August 2015. The Fund’s focus on income generation and purchasing power protection from potentially rising inflation explains the Fund’s underperformance during this time period.

As the possible start of a Federal Reserve rate hike cycle inched closer, intra-market volatility greatly increased. For example, the Fund’s holdings of utility stocks and real estate investment trusts (REIT) rose nearly 14% and 16% respectively during the first 5 months of the period, only to finish the period with returns of 1.57% and -1.46%. This volatility was witnessed across many asset classes. Interestingly, even with the aforementioned decline in inflation expectations, the U.S. bond market as represented by the Barclays Aggregate Bond Index rose a meager 1.54% during the period. This likely represents a precursor to future return headwinds that low absolute starting rates will provide fixed income investors.

Reflecting a narrowing global return environment that witnessed virtually only U.S. based growth stocks and investment grade bonds providing positive returns, nearly the entirety of the Fund’s holdings declined during the period. The Fund’s exposure to master limited partnerships and international dividend equities were the largest detractors from performance. Conversely, the Fund’s allocation to preferred stocks and traditional U.S. investment grade bond funds provided positive performance.

Only modest changes were made to the Fund’s asset allocation and vehicle selections during the period. It remains positioned to provide a diversified stream of income that is not reliant upon traditional fixed income investments. Additionally, purchasing power protection remains a focus given the low interest rate environment. We continue to believe that investors following a disciplined longer term focused investment process, rather than reacting to the latest bouts of extreme volatility and deflation fears, will be rewarded over a reasonable time horizon.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(6.42)	(4.35)
Advisor Class (A) OFFER	(9.68)	(7.00)
Institutional Class (I)	(6.09)	(1.49)
75% Barclays U.S. Aggregate Bond Index / 25% Russell 3000® Index	1.36	4.43
Barclays U.S. Aggregate Bond Index	1.56	3.84
Lipper Mixed-Asset Target Allocation Conservative Funds Index	(2.31)	2.00

*	Benchmarks since inception reflect the inception date of the institutional class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Jon Adams, CFA; since 2002

Lowell Yura, CFA; since 1991

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Advisor (A)	BAMIX	09658W691	5/27/2014	2.05	1.53
Institutional (I)	BMANX	09658V487	12/27/2013	1.80	1.28

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Exchange Traded Funds	58.0
Mutual Funds	39.5
Other Assets & Liabilities, Net	2.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Government Money Market Fund

The BMO Government Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2015 versus the iMoneyNet, Inc. Government Money Market Index and the Lipper U.S. Government Money Market Funds Index, which returned 0.01% and 0.01%, respectively.

BMO Government Money Market Fund performed well within its peer group overall, with almost all money market funds receiving expense subsidies to ensure positive returns. Money market yields remain at historically low levels, as the Federal Funds rate continues to be anchored near zero and is projected to remain there until late 2015 at the earliest. Demand for high-quality, short-term securities remains strong, while supply continues to be limited.

The Fund continues to emphasize municipal variable rate demand notes (VRDNs) backed by Fannie Mae and Freddie Mac as well as fixed rate agency notes to add incremental yield. The Fund’s investment in municipal VRDNs contributed to performance as these securities had elevated yields during tax season. Higher rates on repurchase agreements at certain points during the fiscal year also helped the Fund’s return. The Federal Reserve’s reverse repurchase facility continues to place a floor on rates for repurchase agreements backed by government securities.

The bond market experienced significant interest rate volatility over the fiscal year, with short term rates ending moderately higher than at the beginning of the year. Interest rates have fluctuated as investors have digested mixed economic data in an attempt to predict future actions of the Federal Reserve. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Federal Funds target rate, which has remained close to zero since late 2008. Despite volatility in interest rates, Treasuries saw positive returns for the year ended August 31, 2015, while corporate bonds came under pressure as credit spreads widened.

Looking ahead, the trend toward higher rates in the front end of the yield curve is expected to remain with yields reaching higher highs and maintaining higher lows. The market had expected the first Federal Funds rate hike in over nine years to occur before the end of 2015, although as of the most recent Federal Reserve meeting in September, the rate remained unchanged. The Federal Funds Futures market currently anticipates no change in the policy rate until at least early 2016. We expect Gross Domestic Product to accelerate to a 2.0 to 2.5% annual pace due to improved consumer spending and a pickup in residential housing from continued strong job growth. Inflation will likely remain subdued, driven by historically low commodity prices and a stable U.S. dollar combined with modest wage growth and income growth. Uncertainty in the Eurozone and China will continue to cause volatility and will be monitored closely. Event risk also will continue to be a strong theme in the corporate sector amidst strong balance sheets, activist investors, the Supreme Court ruling on the Affordable Care Act, and further merger and acquisition activity.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.03	0.01	0.01	1.28
Institutional Class (I)	0.03	0.01	0.02	1.39
iMoneyNet, Inc. Government Money Market Index		0.01	0.01	1.10
Lipper U.S. Government Money Market Funds Index		0.01	0.01	1.19

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MGYXX	09658L786	5/17/2004	0.54	0.45
Institutional (I)	MGNXX	09658L794	5/28/2004	0.29	0.20

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Municipals	10.1
Mutual Funds	7.0
Repurchase Agreements	30.9
U.S. Government & U.S. Government Agency Obligations	52.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Tax-Free Money Market Fund

The BMO Tax-Free Money Market Fund (the Fund) returned 0.02% for the fiscal year ended August 31, 2015 versus the iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index and the Lipper Tax-Exempt Money Market Funds Index, which returned 0.01% and 0.02%, respectively.

This year, for the first time since 2008, we could see a change in the Federal Reserve’s overnight lending rate. We anticipate the Federal Reserve raising the rate by one quarter of one percent, possibly as early as December. The move is long overdue. The U.S. unemployment rate has fallen over the past year from 6.1% to 5.1%. Auto and home sales are both robust as is commercial and industrial construction. The Federal Reserve completed the “tapering” of its asset purchase program ten months ago, but since then the Federal Reserve governors still have not had the confidence to raise the overnight lending rate. While a Federal Reserve move will slightly increase some borrowing costs, it also will lead to added income for American savers.

The municipal bond market has seen a fair amount of volatility over the past year, but the net impact has been well within historical bounds. The yield curve has flattened in anticipation of Federal Reserve action. Short-term interest rates in the 2-5 year range have moved up approximately 30 basis points while long-term interest rates have only moved up a few basis points. As the U.S. economy has continued to grow in 2015, municipalities have mostly grown stronger with enhanced receipts from rising income taxes, sales taxes and use taxes. This reinforces the value municipal investing contributes to investment portfolios.

The Fund performed well during the past year versus peers, though the yield of the Fund continued to decline with almost all money market funds receiving expense subsidies to ensure positive returns. The Fund remains widely diversified with ample liquidity. Average maturity was positioned roughly in-line with others. We anticipate maintaining a shorter maturity in the Fund as we move closer to what would be a very welcome rise in rates by the Federal Reserve. We are still inclined toward buying some notes for the added yield potential, but we are mostly seeking maturities of less than a year as we hope to be writing here a year from now about the impact of rising rates and an improving yield for shareholders.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.04	0.02	0.03	1.05
Institutional Class (I)	0.04	0.02	0.15	1.24
iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index		0.01	0.02	0.88
Lipper Tax-Exempt Money Market Funds Index		0.02	0.02	0.88

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

Craig J. Mauermann; since 1997

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MTFXX	09658L547	9/22/2004	0.53	0.45
Institutional (I)	MFIXX	09658L554	6/29/2005	0.28	0.20

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 5.8%
School District	1.3
State or Local	4.5
Revenue Bonds — 89.2%
Appropriation	13.6
Education	11.4
General Revenue	4.4
Healthcare	7.7
Housing	9.1
Industrial Revenue	8.9
Power	3.9
Special Tax	14.7
Transportation	2.9
Water & Sewer	12.6
Other Assets & Liabilities, Net	5.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Annual Report — Commentary	BMO Prime Money Market Fund

The BMO Prime Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2015 versus the iMoneyNet, Inc. Money Fund Report Averages and the Lipper Money Market Instrument Funds Index, which returned 0.02% and 0.01%, respectively.

BMO Prime Money Market Fund performed well within its peer group overall with almost all money market funds receiving expense subsidies to ensure positive returns. Money market yields remain at historically low levels, as the Federal Funds rate continues to be anchored near zero and is projected to remain there until at least late 2015. Demand for high-quality, short-term, securities remains strong, while supply continues to be limited.

The Fund continues to focus on securities issued by major banks, asset-backed commercial paper, and municipal variable-rate demand notes to add incremental yield. The Fund’s investment in municipal variable rate demand notes contributed to performance as these securities had elevated yields during tax season. Higher rates on repurchase agreements at certain points during the fiscal year also helped the Fund’s return. The Federal Reserve’s reverse repurchase facility continues to place a floor on rates for repurchase agreements backed by government securities.

The bond market experienced significant interest rate volatility over the fiscal year, with short term rates ending moderately higher than at the beginning of the year. Interest rates have fluctuated as investors have digested mixed economic data in an attempt to predict future actions of the Federal Reserve. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Federal Funds target rate, which has remained close to zero since late 2008. Despite volatility in interest rates, Treasuries saw positive returns for the year ended August 31, 2015, while corporate bonds came under pressure as credit spreads widened.

Looking ahead, the trend toward higher rates in the front end of the yield curve is expected to remain with yields reaching higher highs and maintaining higher lows. The market had expected the first Federal Funds rate hike in over nine years to occur before the end of 2015, although as of the most recent Federal Reserve meeting in September, the target rate remained unchanged. The Federal Funds Futures market currently anticipates no change in the policy rate until at least early 2016. We expect Gross Domestic Product to accelerate to a 2.0 to 2.5% annual pace due to improved consumer spending and a pickup in residential housing from continued strong job growth. Inflation will likely remain subdued, driven by historically low commodity prices and a stable U.S. dollar combined with modest wage growth and income growth. Uncertainty in the Eurozone and China will continue to cause volatility and will be monitored closely. Event risk also will continue to be a strong theme in the corporate sector amidst strong balance sheets, activist investors, the Supreme Court ruling on the Affordable Care Act, and further merger and acquisition activity.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.03	0.01	0.01	1.40
Institutional Class (I)	0.05	0.02	0.10	1.57
iMoneyNet, Inc. Money Fund Report Averages		0.02	0.02	1.25
Lipper Money Market Instrument Funds Index		0.01	0.01	1.30

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	MARXX	09658L679	11/23/1992	0.46	0.46
Institutional (I)	MAIXX	09658L687	4/3/2000	0.21	0.21

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2015. The Adviser has committed to continue this arrangement through December 31, 2016. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Certificates of Deposit	16.2
Commercial Paper	54.6
Corporate Bonds & Notes	0.2
Municipals	7.2
Mutual Funds	6.8
Notes-Variable	3.2
Repurchase Agreements	11.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2005 to August 31, 2015.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2015 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on expenses incurred by a Fund as disclosed in the Funds’ Prospectus dated December 29, 2014. Each Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Fund/Benchmark Comparison per Fund		Explanation
Low Volatility Equity Fund	Russell 1000® Index	The Russell 1000® Index consists of approximately 1,000 of the largest companies in the U.S. equity markets.(4)
	Lipper Large-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Dividend Income Fund	Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Standard & Poor’s 500® Index	The S&P 500® is an unmanaged index of large-cap common stocks.
	Lipper Equity Income Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Value Fund	Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Lipper Multi-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Growth Fund	Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	Lipper Multi-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Value Fund	Russell Midcap® Value Index	This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(4)
	Lipper Mid-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Growth Fund	Russell Midcap® Growth Index	This index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(4)
	Lipper Mid-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Value Fund(1)	Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Lipper Small-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Core Fund(1)	Russell 2000® Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. (4)
	Lipper Small-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Small-Cap Growth Fund(1)	Russell 2000® Growth Index	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	Lipper Small-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Global Low Volatility Equity Fund(3)	Morgan Stanley Capital International All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.(4)
	Lipper Global Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford Global Equity Fund(3)	Morgan Stanley Capital International World Index	MSCI World Index is a free float-adjusted market capitalization weithted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, austria, belgium, Canada, Denmark, Finland, France, Germany, Hogn Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.(4)
	Lipper Global Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford International Stock Fund(3)	Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(4)
	Lipper International Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
LGM Emerging Markets Equity Fund(3)	Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(4)
	Lipper Emerging Markets Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Emerging Markets Bond Fund(3)	JP Morgan Emerging Markets Bond Global Diversified Index	The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding.(4)
	Lipper Emerging Markets Hard Currency Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Alternative Strategies Fund(3)	Bank of America Merrill Lynch 3-Month T-Bill Index	Bank of America Merrill Lynch 3-Month T-Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. (4)
	HFRX Global Hedge Fund Index	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It comprises all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Ultra Short Tax-Free Fund(2)(6)	Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	The blended index consists of 50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index. The Barclays 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(4)
	Barclays 1 Year Municipal Bond Index	This benchmark is the 1 year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final Maturity. (4)
	Lipper Short Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short Tax-Free Fund(2)(6)	Barclays Short (1-5 Year) Municipal Index	The Barclays Short (1-5 Year) Municipal Index includes invetment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.(4)
	Lipper Short Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short-Term Income Fund(6)	Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	This is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.(4)
	Lipper Short Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Intermediate Tax-Free Fund(2)(6)	Barclays 1-15 Year Blend Municipal Bond Index	This index is the 1-15 year Blend component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(4)
	Lipper Intermediate Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mortgage Income Fund(6)	Barclays U.S. Mortgage Backed Security Index	This index is an unmanaged index that includes 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Corporation (FNMC).(4)
	Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Intermediate Income Fund(6)	Barclays U.S. Intermediate Government/Credit Bond Index	This index is comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(4)
	Lipper Short-Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Corporate Income Fund(6)	Barclays U.S. Credit Index	Barclays U.S. Credit Index represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(4)
	Lipper Core Plus Bond Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Core Plus Bond Fund(6)	Barclays U.S Aggregate Bond Index	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	Lipper Core Plus Bond Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Monegy High Yield Bond Fund(3)(6)	Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	This is a benchmark index for high yield corporate bonds which excludes lower-rated securities and caps exposure to any one issuer at 2% and is administrated by Merrill Lynch.(4)
	Lipper High Yield Bond Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Multi-Asset Income Fund(6)	75% Barclays U.S. Aggregate Bond Index/25% Russell 3000® Index	This blended benchmark index consists of 75% Barclays U.S. Aggregate Bond Index, which is described below, and 25% Russell 3000® Index. The Russell 3000® Index is composed of 3000 large U.S. Companies, as determined by market capitalization. This portfolio of Securities represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is comprised of stocks within the Russell 1000® and the Russell 2000® Indices. The index was developed with a base value of 140.00 as of December 31, 1986.(4)
	Barclays U.S. Aggregate Bond Index	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	Lipper Mixed-Asset Target Allocation Conservative Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Government Money Market Fund	iMoneyNet, Inc. Government Money Market Index	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper U.S. Government Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Tax-Free Money Market Fund	iMoneyNet, Inc. Fund Report/Tax-Free National Retail	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Tax-Exempt Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Prime Money Market Fund	iMoneyNet, Inc. Money Fund Report Averages	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Money Market Instrument Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

(1)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.
(2)	Income generated by the Fund may be subject to the federal alternative minimum tax.
(3)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
(4)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.
(5)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.
(6)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2015

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2015 (3/1/15-8/31/15).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Advisor				Institutional
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
Low Volatility Equity Fund
Actual					$1,000.00	$964.30	0.90%	$4.46	$1,000.00	$965.70	0.65%	$3.22
Hypothetical (5% return before expenses)					1,000.00	1,020.50	0.90	4.58	1,000.00	1,021.70	0.65	3.31
Dividend Income Fund
Actual					1,000.00	918.00	0.90	4.36	1,000.00	920.00	0.65	3.15
Hypothetical (5% return before expenses)					1,000.00	1,020.50	0.90	4.58	1,000.00	1,021.70	0.65	3.31
Large-Cap Value Fund
Actual	$1,000.00	$946.10	1.21%	$5.91	1,000.00	946.10	1.21	5.92	1,000.00	947.40	0.96	4.69
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.21	6.16	1,000.00	1,018.90	1.21	6.16	1,000.00	1,020.20	0.96	4.89
Large-Cap Growth Fund
Actual	1,000.00	974.80	1.21	6.01	1,000.00	974.80	1.21	6.01	1,000.00	975.60	0.96	4.77
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.21	6.16	1,000.00	1,018.90	1.21	6.16	1,000.00	1,020.20	0.96	4.89

Expense Example (Unaudited) (continued)

	Investor				Advisor				Institutional
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
Mid-Cap Value Fund
Actual	$1,000.00	$918.70	1.22%	$5.91	$1,000.00	$918.70	1.22%	$5.91	$1,000.00	$919.70	0.97%	$4.70
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.22	6.21	1,000.00	1,018.80	1.22	6.21	1,000.00	1,020.10	0.97	4.94
Mid-Cap Growth Fund
Actual	1,000.00	941.70	1.24	6.08	1,000.00	941.70	1.24	6.08	1,000.00	943.40	0.99	4.86
Hypothetical (5% return before expenses)	1,000.00	1,018.70	1.24	6.31	1,000.00	1,018.70	1.24	6.31	1,000.00	1,020.00	0.99	5.04
Small-Cap Value Fund
Actual					1,000.00	933.20	1.24	6.04	1,000.00	934.50	0.99	4.82
Hypothetical (5% return before expenses)					1,000.00	1,018.70	1.24	6.31	1,000.00	1,020.00	0.99	5.04
Small-Cap Core Fund
Actual					1,000.00	940.40	1.15	5.63	1,000.00	941.40	0.90	4.40
Hypothetical (5% return before expenses)					1,000.00	1,019.20	1.15	5.85	1,000.00	1,020.50	0.90	4.58
Small-Cap Growth Fund
Actual	1,000.00	927.80	1.41	6.83					1,000.00	929.10	1.16	5.62
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.41	7.17					1,000.00	1,019.20	1.16	5.90
Global Low Volatility Equity Fund
Actual					1,000.00	963.40	1.10	5.44	1,000.00	964.30	0.85	4.21
Hypothetical (5% return before expenses)					1,000.00	1,019.50	1.10	5.60	1,000.00	1,020.70	0.85	4.33
Pyrford Global Equity Fund
Actual					1,000.00	911.10	1.15	5.54	1,000.00	913.00	0.90	4.34
Hypothetical (5% return before expenses)					1,000.00	1,019.20	1.15	5.85	1,000.00	1,020.50	0.90	4.58
Pyrford International Stock Fund
Actual	1,000.00	910.10	1.24	5.97	1,000.00	910.10	1.24	5.97	1,000.00	911.10	0.99	4.77
Hypothetical (5% return before expenses)	1,000.00	1,018.70	1.24	6.31	1,000.00	1,018.70	1.24	6.31	1,000.00	1,020.00	0.99	5.04
LGM Emerging Markets Equity Fund
Actual					1,000.00	868.20	1.40	6.59	1,000.00	869.80	1.15	5.42
Hypothetical (5% return before expenses)					1,000.00	1,017.90	1.40	7.12	1,000.00	1,019.20	1.15	5.85
TCH Emerging Markets Bond Fund
Actual					1,000.00	973.40	1.00	4.97	1,000.00	974.40	0.85	4.23
Hypothetical (5% return before expenses)					1,000.00	1,020.00	1.00	5.09	1,000.00	1,020.70	0.85	4.33
Alternative Strategies Fund
Actual					1,000.00	1,001.00	2.72	13.72	1,000.00	1,001.90	2.57	12.95
Hypothetical (5% return before expenses)					1,000.00	1,011.30	2.72	13.79	1,000.00	1,012.10	2.57	13.03
Ultra Short Tax-Free Fund
Actual	1,000.00	999.50	0.55	2.77	1,000.00	999.50	0.55	2.77	1,000.00	999.20	0.30	1.51
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.55	2.80	1,000.00	1,022.20	0.55	2.80	1,000.00	1,023.50	0.30	1.53
Short Tax-Free Fund
Actual	1,000.00	1,002.00	0.55	2.78	1,000.00	1,002.00	0.56	2.81	1,000.00	1,002.70	0.40	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.55	2.80	1,000.00	1,022.20	0.56	2.85	1,000.00	1,023.00	0.40	2.04
Short-Term Income Fund
Actual	1,000.00	1,002.30	0.60	3.03	1,000.00	1,002.30	0.60	3.00	1,000.00	1,003.60	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.60	3.06	1,000.00	1,022.00	0.60	3.06	1,000.00	1,023.20	0.35	1.78
Intermediate Tax-Free Fund
Actual	1,000.00	1,001.00	0.55	2.79	1,000.00	1,001.00	0.55	2.79	1,000.00	1,003.10	0.32	1.62
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.55	2.80	1,000.00	1,022.20	0.55	2.80	1,000.00	1,023.40	0.32	1.63
Mortgage Income Fund
Actual	1,000.00	1,001.40	0.80	4.04	1,000.00	1,001.40	0.81	4.07	1,000.00	1,003.80	0.55	2.78
Hypothetical (5% return before expenses)	1,000.00	1,021.00	0.80	4.08	1,000.00	1,020.90	0.81	4.13	1,000.00	1,022.20	0.55	2.80

Expense Example (Unaudited) (continued)

	Investor				Advisor				Institutional
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
TCH Intermediate Income Fund
Actual					$1,000.00	$984.80	0.80%	$4.01	$1,000.00	$986.00	0.55%	$2.76
Hypothetical (5% return before expenses)					1,000.00	1,021.00	0.80	4.08	1,000.00	1,022.20	0.55	2.80
TCH Corporate Income Fund
Actual	$1,000.00	$965.10	0.59%	$2.95	1,000.00	965.10	0.60	2.95	1,000.00	965.80	0.45	2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.59	3.01	1,000.00	1,022.00	0.60	3.06	1,000.00	1,022.70	0.45	2.29
TCH Core Plus Bond Fund
Actual	1,000.00	976.50	0.57	2.86	1,000.00	976.50	0.58	2.87	1,000.00	977.70	0.32	1.61
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.57	2.91	1,000.00	1,022.10	0.58	2.96	1,000.00	1,023.40	0.32	1.63
Monegy High Yield Bond Fund
Actual					1,000.00	980.30	0.90	4.49	1,000.00	982.50	0.65	3.25
Hypothetical (5% return before expenses)					1,000.00	1,020.50	0.90	4.58	1,000.00	1,021.70	0.65	3.31
Multi-Asset Income Fund
Actual					1,000.00	962.50	0.80	3.96	1,000.00	964.70	0.55	2.73
Hypothetical (5% return before expenses)					1,000.00	1,021.00	0.80	4.08	1,000.00	1,022.20	0.55	2.80
Government Money Market Fund
Actual	1,000.00	1,000.10	0.09	0.48					1,000.00	1,000.10	0.10	0.48
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.09	0.46					1,000.00	1,024.50	0.10	0.51
Tax-Free Money Market Fund
Actual	1,000.00	1,000.10	0.16	0.79					1,000.00	1,000.10	0.16	0.79
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.16	0.82					1,000.00	1,024.20	0.16	0.82
Prime Money Market Fund
Actual	1,000.00	1,000.10	0.21	1.04					1,000.00	1,000.10	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,024.00	0.21	1.07					1,000.00	1,024.00	0.20	1.02

	Retirement Class R-3				Retirement Class R-6
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
Mid-Cap Value Fund
Actual	$1,000.00	$917.80	1.47%	$7.12	$1,000.00	$920.40	0.82%	$3.99
Hypothetical (5% return before expenses)	1,000.00	1,017.60	1.47	7.48	1,000.00	1,020.80	0.82	4.18
Mid-Cap Growth Fund
Actual	1,000.00	940.90	1.49	7.29	1,000.00	944.00	0.84	4.13
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.49	7.58	1,000.00	1,020.80	0.84	4.28
Small-Cap Value Fund
Actual	1,000.00	932.10	1.49	7.26	1,000.00	935.30	0.84	4.10
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.49	7.58	1,000.00	1,020.80	0.84	4.28
Pyrford International Stock Fund
Actual	1,000.00	908.70	1.49	7.17	1,000.00	911.80	0.84	4.04
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.49	7.58	1,000.00	1,020.80	0.84	4.28

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2015 through August 31, 2015, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

August 31, 2015

Schedules of Investments	BMO Funds

Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 90.0%

Consumer Discretionary — 10.2%

Apparel Retail — 1.3%
DSW, Inc., Class A (1)	32,783	$973,327

Apparel, Accessories & Luxury Goods — 1.2%
Carter’s, Inc.	9,734	956,950

Automotive Retail — 2.5%
AutoZone, Inc. (1)(2)	2,065	1,478,519
O’Reilly Automotive, Inc. (1)(2)	2,037	489,023

		1,967,542

Cable & Satellite — 0.2%
Cable One, Inc. (2)	435	180,673

Department Stores — 1.1%
Kohl’s Corp.	16,683	851,333

Education Services — 0.2%
Graham Holdings Co., Class B	264	174,652

Publishing — 1.6%
John Wiley & Sons, Inc., Class A (1)	15,648	806,811
Morningstar, Inc. (1)	5,461	435,678

		1,242,489

Restaurants — 1.2%
McDonald’s Corp.	9,376	890,908

Specialty Stores — 0.9%
Sally Beauty Holdings, Inc. (1)(2)	26,405	690,227

Total Consumer Discretionary		7,928,101

Consumer Staples — 20.5%

Agricultural Products — 1.3%
Bunge, Ltd. (1)	14,400	1,043,280

Drug Retail — 0.3%
CVS Health Corp. (1)	2,170	222,208

Food Distributors — 0.1%
Sysco Corp.	2,763	110,161

Food Retail — 1.1%
Kroger Co. (1)	25,427	877,231

Household Products — 5.6%
Church & Dwight Co., Inc. (1)	12,996	1,121,295
Clorox Co. (1)	11,002	1,223,092
Kimberly-Clark Corp.	10,781	1,148,500
Procter & Gamble Co.	2,196	155,191
Spectrum Brands Holdings, Inc.	7,043	692,186

		4,340,264

Hypermarkets & Super Centers — 3.2%
Costco Wholesale Corp. (1)	9,166	1,283,698
Wal-Mart Stores, Inc.	18,695	1,210,128

		2,493,826

Packaged Foods & Meats — 6.0%
ConAgra Foods, Inc.	27,152	1,131,695
General Mills, Inc.	20,317	1,153,193
Kellogg Co.	15,618	1,035,161
Pinnacle Foods, Inc.	29,858	1,338,833

		4,658,882

Soft Drinks — 2.9%
Dr. Pepper Snapple Group, Inc. (1)	14,500	1,112,585
PepsiCo, Inc.	12,249	1,138,300

		2,250,885

Total Consumer Staples		15,996,737

Description	Shares	Value
Common Stocks (continued)

Energy — 2.8%

Integrated Oil & Gas — 0.2%
Exxon Mobil Corp. (1)	2,230	$167,785

Oil & Gas-Equipment & Services — 1.9%
Oceaneering International, Inc.	5,662	248,109
Schlumberger, Ltd.	15,835	1,225,154

		1,473,263

Oil & Gas-Refining & Marketing — 0.7%
World Fuel Services Corp. (1)	13,402	517,987

Total Energy		2,159,035

Financials — 19.6%

Consumer Finance — 0.4%
Synchrony Financial (1)(2)	8,982	295,957

Diversified Banks — 1.8%
Wells Fargo & Co. (1)	26,006	1,386,900

Investment Banking & Brokerage — 1.1%
TD Ameritrade Holding Corp. (1)	26,270	878,994

Life & Health Insurance — 0.9%
Aflac, Inc.	11,570	678,002

Mortgage REIT’s — 0.6%
Annaly Capital Management, Inc. (1)	46,809	470,898

Office REIT’s — 1.3%
Equity Commonwealth, REIT (1)(2)	38,090	978,532

Property & Casualty Insurance — 5.5%
Allied World Assurance Co. Holdings AG	33,312	1,330,481
Axis Capital Holdings, Ltd. (1)	23,569	1,319,864
Travelers Cos., Inc.	9,872	982,758
White Mountains Insurance Group, Ltd.	913	656,730

		4,289,833

Regional Banks — 2.5%
Bank of Hawaii Corp.	6,508	403,887
Huntington Bancshares, Inc. (1)	55,491	605,407
PNC Financial Services Group, Inc. (1)	3,093	281,834
Regions Financial Corp.	35,231	337,865
Zions Bancorporation (1)	11,665	338,285

		1,967,278

Reinsurance — 4.5%
Everest Re Group, Ltd. (1)	7,859	1,381,691
RenaissanceRe Holdings, Ltd. (1)	9,837	1,002,882
Validus Holdings, Ltd. (1)	25,890	1,146,409

		3,530,982

Specialized Finance — 1.0%
CBOE Holdings, Inc.	12,265	775,884

Total Financials		15,253,260

Healthcare — 11.1%

Biotechnology — 0.1%
Myriad Genetics, Inc. (1)(2)	2,575	96,717

Healthcare Equipment — 1.3%
Hill-Rom Holdings, Inc.	4,139	218,705
Varian Medical Systems, Inc. (1)(2)	10,032	815,100

		1,033,805

Healthcare Services — 3.6%
Express Scripts Holding Co. (1)(2)	16,183	1,352,899
Laboratory Corporation of America Holdings (1)(2)	2,591	305,246
MEDNAX, Inc. (1)(2)	13,891	1,118,920

		2,777,065

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Managed Healthcare — 0.8%
Anthem, Inc.	4,424	$624,005

Pharmaceuticals — 5.3%
Eli Lilly & Co. (1)	6,518	536,757
Johnson & Johnson (1)	14,779	1,388,930
Merck & Co., Inc. (1)	15,962	859,554
Pfizer, Inc.	41,839	1,348,053

		4,133,294

Total Healthcare		8,664,886

Industrials — 0.9%

Environmental & Facilities Services — 0.9%
Waste Management, Inc. (1)	13,406	671,104

Information Technology — 11.3%

Application Software — 1.4%
Citrix Systems, Inc. (2)	16,226	1,105,153

Communications Equipment — 1.5%
Cisco Systems, Inc. (1)	45,928	1,188,617

Consulting & Other Services — 2.1%
Amdocs, Ltd. (1)	28,537	1,632,602

Data Processing & Outsourced Services — 0.9%
Genpact, Ltd. (2)	29,065	668,495

Electronic Components — 0.6%
Dolby Laboratories, Inc., Class A (1)	15,066	490,549

Internet Software & Services — 0.8%
eBay, Inc. (2)	12,073	327,299
VeriSign, Inc. (1)(2)	4,008	276,311

		603,610

Systems Software — 0.2%
Oracle Corp. (1)	5,074	188,195

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	9,785	1,103,357
EMC Corp.	38,252	951,327
NetApp, Inc. (1)	28,196	901,144

		2,955,828

Total Information Technology		8,833,049

Materials — 1.9%

Metal & Glass Containers — 1.0%
Silgan Holdings, Inc.	16,070	841,425

Paper Packaging — 0.9%
Avery Dennison Corp.	11,821	686,564

Total Materials		1,527,989

Telecommunication Services — 3.1%

Integrated Telecommunication Services — 3.1%
AT&T, Inc. (1)	26,481	879,169
CenturyLink, Inc.	4,239	114,623
Verizon Communications, Inc. (1)	31,043	1,428,288

Total Telecommunication Services		2,422,080

Utilities — 8.6%

Electric Utilities — 5.7%
American Electric Power Co., Inc. (1)	7,594	412,278
Edison International (1)	20,547	1,201,589
Entergy Corp. (1)	17,707	1,156,798
Exelon Corp. (1)	16,902	519,905

Description	Shares	Value
Common Stocks (continued)

Utilities (continued)

Electric Utilities (continued)
Southern Co. (1)	17,724	$769,399
Xcel Energy, Inc. (1)	12,193	411,270

		4,471,239

Multi-Utilities — 1.4%
Consolidated Edison, Inc. (1)	15,044	946,418
DTE Energy Co. (1)	2,006	156,589

		1,103,007

Water Utilities — 1.5%
American Water Works Co., Inc.	22,146	1,150,263

Total Utilities		6,724,509

Total Common Stocks (identified cost $65,498,910)		70,180,750

Short-Term Investments — 49.7%

Collateral Pool Investments for Securities on Loan — 41.7%
Collateral pool allocation (3)		32,471,440

Mutual Funds — 8.0%
BMO Prime Money Market Fund, Class I, 0.050% (4)	6,245,933	6,245,933

Total Short-Term Investments (identified cost $38,717,373)		38,717,373

Total Investments — 139.7% (identified cost $104,216,283)		108,898,123
Other Assets and Liabilities — (39.7)%		(30,944,601)

Total Net Assets — 100.0%		$77,953,522

Dividend Income Fund

Description	Shares	Value
Common Stocks — 97.8%

Consumer Discretionary — 9.2%

Advertising — 1.6%
Omnicom Group, Inc. (1)	28,522	$1,910,404

Automobile Manufacturers — 0.8%
Ford Motor Co.	67,953	942,508

Cable & Satellite — 0.9%
Comcast Corp., Class A (1)	19,438	1,094,942

Computer & Electronics Retail — 0.5%
GameStop Corp., Class A (1)	15,480	657,590

Department Stores — 1.9%
Kohl’s Corp.	20,599	1,051,167
Macy’s, Inc.	20,854	1,222,253

		2,273,420

General Merchandise Stores — 0.8%
Target Corp.	12,105	940,680

Home Furnishings — 0.6%
Leggett & Platt, Inc. (1)	15,562	691,264

Home Improvement Retail — 1.6%
Home Depot, Inc.	16,150	1,880,829

Hotels, Resorts & Cruise Lines — 0.5%
Wyndham Worldwide Corp.	8,166	624,536

Total Consumer Discretionary		11,016,173

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples — 8.1%

Agricultural Products — 1.5%
Archer-Daniels-Midland Co. (1)	40,324	$1,814,177

Hypermarkets & Super Centers — 0.5%
Wal-Mart Stores, Inc.	9,035	584,835

Soft Drinks — 1.7%
Dr. Pepper Snapple Group, Inc. (1)	18,169	1,394,108
PepsiCo, Inc.	6,796	631,552

		2,025,660

Tobacco — 4.4%
Altria Group, Inc. (1)	66,013	3,536,976
Philip Morris International, Inc. (1)	10,051	802,070
Reynolds American, Inc.	10,940	916,225

		5,255,271

Total Consumer Staples		9,679,943

Energy — 6.5%

Integrated Oil & Gas — 1.3%
Chevron Corp. (1)	18,684	1,513,217

Oil & Gas-Drilling — 0.8%
Helmerich & Payne, Inc. (1)	15,811	933,007

Oil & Gas-Equipment & Services — 0.9%
Schlumberger, Ltd.	14,604	1,129,911

Oil & Gas-Exploration & Production — 0.9%
ConocoPhillips (1)	22,870	1,124,061

Oil & Gas-Refining & Marketing — 2.6%
Phillips 66 (1)	7,668	606,309
Valero Energy Corp. (1)	41,626	2,470,087

		3,076,396

Total Energy		7,776,592

Financials — 19.0%

Asset Management & Custody Banks — 3.3%
Ameriprise Financial, Inc.	24,481	2,758,274
Invesco, Ltd.	16,900	576,459
T Rowe Price Group, Inc. (1)	9,203	661,512

		3,996,245

Consumer Finance — 1.7%
Discover Financial Services	11,087	595,705
Navient Corp.	111,875	1,430,881

		2,026,586

Diversified Banks — 5.2%
JPMorgan Chase & Co. (1)	38,310	2,455,671
U.S. Bancorp (1)	15,297	647,828
Wells Fargo & Co. (1)	57,764	3,080,554

		6,184,053

Hotel & Resort REIT’s — 1.4%
Host Hotels & Resorts, Inc. (1)	96,411	1,709,367

Life & Health Insurance — 1.5%
MetLife, Inc.	11,552	578,755
Principal Financial Group, Inc.	24,268	1,221,894

		1,800,649

Property & Casualty Insurance — 1.1%
Progressive Corp. (1)	23,639	708,225
Travelers Cos., Inc.	6,146	611,834

		1,320,059

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Regional Banks — 3.8%
Fifth Third Bancorp (1)	139,908	$2,786,967
Huntington Bancshares, Inc. (1)	93,910	1,024,558
PNC Financial Services Group, Inc. (1)	7,715	702,991

		4,514,516

Retail REIT’s — 1.0%
Kimco Realty Corp. (1)	53,174	1,225,661

Total Financials		22,777,136

Healthcare — 11.9%

Biotechnology — 0.5%
Amgen, Inc. (1)	3,871	587,540

Managed Healthcare — 0.7%
UnitedHealth Group, Inc. (1)	7,542	872,610

Pharmaceuticals — 10.7%
AbbVie, Inc. (1)	19,520	1,218,243
Eli Lilly & Co. (1)	7,599	625,778
Johnson & Johnson	39,428	3,705,443
Merck & Co., Inc. (1)	51,093	2,751,358
Pfizer, Inc. (1)	137,717	4,437,242

		12,738,064

Total Healthcare		14,198,214

Industrials — 8.3%

Aerospace & Defense — 4.6%
Boeing Co. (1)	21,966	2,870,517
General Dynamics Corp. (1)	8,209	1,165,924
Honeywell International, Inc. (1)	8,028	796,940
Lockheed Martin Corp.	3,167	637,137

		5,470,518

Air Freight & Logistics — 0.5%
United Parcel Service, Inc., Class B	6,056	591,368

Construction Machinery & Heavy Trucks — 1.4%
Caterpillar, Inc. (1)	12,966	991,121
Cummins, Inc. (1)	5,834	710,289

		1,701,410

Environmental & Facilities Services — 1.3%
Waste Management, Inc. (1)	31,095	1,556,616

Security & Alarm Services — 0.5%
ADT Corp. (1)	18,929	620,493

Total Industrials		9,940,405

Information Technology — 14.9%

Communications Equipment — 2.9%
Cisco Systems, Inc. (1)	132,379	3,425,968

Electronic Components — 0.6%
Corning, Inc.	40,512	697,212

Semiconductors — 3.3%
Intel Corp. (1)	90,005	2,568,743
Microchip Technology, Inc. (1)	33,968	1,443,640

		4,012,383

Systems Software — 3.2%
Microsoft Corp. (1)	87,995	3,829,542

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc. (1)	34,692	3,911,870
Seagate Technology PLC (1)	23,313	1,198,288
Western Digital Corp. (1)	9,600	786,816

		5,896,974

Total Information Technology		17,862,079

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Materials — 7.3%

Commodity Chemicals — 2.5%
LyondellBasell Industries NV, Class A	35,599	$3,039,442

Diversified Chemicals — 2.1%
Dow Chemical Co.	55,876	2,445,134

Paper Packaging — 1.5%
Avery Dennison Corp.	30,622	1,778,526

Paper Products — 1.2%
International Paper Co. (1)	33,995	1,466,544

Total Materials		8,729,646

Telecommunication Services — 5.8%

Integrated Telecommunication Services — 5.8%
AT&T, Inc. (1)	62,027	2,059,296
CenturyLink, Inc.	38,435	1,039,282
Verizon Communications, Inc. (1)	83,843	3,857,617

Total Telecommunication Services		6,956,195

Utilities — 6.8%

Electric Utilities — 5.2%
American Electric Power Co., Inc. (1)	51,419	2,791,538
Entergy Corp. (1)	12,763	833,807
Exelon Corp. (1)	48,940	1,505,394
Pinnacle West Capital Corp. (1)	18,033	1,073,504

		6,204,243

Multi-Utilities — 1.6%
CenterPoint Energy, Inc. (1)	42,469	790,773
PG&E Corp.	24,036	1,191,705

		1,982,478

Total Utilities		8,186,721

Total Common Stocks (identified cost $106,531,276)		117,123,104

Short-Term Investments — 50.4%

Collateral Pool Investments for Securities on Loan — 48.1%

Collateral pool allocation (3)		57,648,185

Mutual Funds — 2.3%
BMO Prime Money Market Fund, Class I, 0.050% (4)	2,800,936	2,800,936

Total Short-Term Investments (identified cost $60,449,121)		60,449,121

Total Investments — 148.2% (identified cost $166,980,397)		177,572,225
Other Assets and Liabilities — (48.2)%		(57,764,075)

Total Net Assets — 100.0%		$119,808,150

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 98.2%

Consumer Discretionary — 8.2%

Apparel Retail — 1.0%
Foot Locker, Inc. (1)	37,228	$2,635,370

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Auto Parts & Equipment — 2.1%
Delphi Automotive PLC (1)	8,729	$659,214
Lear Corp.	45,953	4,723,509

		5,382,723

Cable & Satellite — 2.0%
Comcast Corp., Class A (1)	86,946	4,897,668

Department Stores — 1.0%
Kohl’s Corp.	18,802	959,466
Macy’s, Inc. (1)	24,685	1,446,788

		2,406,254

Home Improvement Retail — 0.5%
Home Depot, Inc.	10,139	1,180,788

Homefurnishing Retail — 1.6%
Bed Bath & Beyond, Inc. (1)(2)	65,584	4,073,422

Total Consumer Discretionary		20,576,225

Consumer Staples — 8.0%

Agricultural Products — 1.8%
Archer-Daniels-Midland Co. (1)	100,950	4,541,740

Drug Retail — 2.0%
CVS Health Corp. (1)	49,049	5,022,618

Food Retail — 1.3%
Kroger Co. (1)	97,995	3,380,827

Hypermarkets & Super Centers — 1.7%
Wal-Mart Stores, Inc. (1)	64,698	4,187,902

Soft Drinks — 1.2%
Dr. Pepper Snapple Group, Inc. (1)	38,677	2,967,686

Total Consumer Staples		20,100,773

Energy — 12.5%

Integrated Oil & Gas — 5.6%
Chevron Corp. (1)	34,682	2,808,895
Exxon Mobil Corp. (1)	151,097	11,368,539

		14,177,434

Oil & Gas-Drilling — 1.3%
Helmerich & Payne, Inc. (1)	53,142	3,135,909

Oil & Gas-Equipment & Services — 2.1%
FMC Technologies, Inc. (2)	51,422	1,788,457
Halliburton Co.	86,921	3,420,342

		5,208,799

Oil & Gas-Exploration & Production — 0.6%
EOG Resources, Inc. (1)	18,353	1,437,223

Oil & Gas-Refining & Marketing — 2.9%
Marathon Petroleum Corp. (1)	73,832	3,492,992
Valero Energy Corp. (1)	65,839	3,906,886

		7,399,878

Total Energy		31,359,243

Financials — 28.0%

Asset Management & Custody Banks — 1.8%
Ameriprise Financial, Inc. (1)	39,755	4,479,196

Consumer Finance — 3.6%
Capital One Financial Corp. (1)	65,254	5,073,499
Discover Financial Services (1)	55,800	2,998,134
Synchrony Financial (1)(2)	31,881	1,050,479

		9,122,112

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Diversified Banks — 6.5%
Citigroup, Inc. (1)	132,167	$7,068,291
Wells Fargo & Co. (1)	173,160	9,234,623

		16,302,914

Hotel & Resort REIT’s — 0.6%
Host Hotels & Resorts, Inc.	84,590	1,499,781

Life & Health Insurance — 0.9%
Lincoln National Corp. (1)	42,447	2,155,883

Multi-Line Insurance — 2.2%
American International Group, Inc. (1)	93,080	5,616,447

Office REIT’s — 1.2%
Boston Properties, Inc. (1)	25,906	2,937,222

Property & Casualty Insurance — 2.7%
Axis Capital Holdings, Ltd. (1)	26,489	1,483,384
Travelers Cos., Inc.	53,063	5,282,422

		6,765,806

Regional Banks — 5.3%
Fifth Third Bancorp (1)	245,412	4,888,607
Huntington Bancshares, Inc. (1)	277,642	3,029,074
Keycorp	162,328	2,230,387
PNC Financial Services Group, Inc. (1)	35,170	3,204,690

		13,352,758

Reinsurance — 2.5%
Everest Re Group, Ltd.	26,820	4,715,224
Reinsurance Group of America, Inc.	18,168	1,651,108

		6,366,332

Residential REIT’s — 0.7%
Equity Residential (1)	15,337	1,092,761
Essex Property Trust, Inc.	3,643	781,861

		1,874,622

Total Financials		70,473,073

Healthcare — 13.0%

Biotechnology — 2.3%
Amgen, Inc. (1)	25,119	3,812,562
Gilead Sciences, Inc.	18,009	1,892,205

		5,704,767

Healthcare Facilities — 1.3%
HCA Holdings, Inc. (1)(2)	39,099	3,386,755

Managed Healthcare — 2.5%
Aetna, Inc. (1)	29,611	3,391,052
UnitedHealth Group, Inc. (1)	25,594	2,961,226

		6,352,278

Pharmaceuticals — 6.9%
Johnson & Johnson (1)	105,980	9,960,000
Pfizer, Inc. (1)	225,430	7,263,355

		17,223,355

Total Healthcare		32,667,155

Industrials — 5.8%

Aerospace & Defense — 4.1%
Boeing Co. (1)	31,306	4,091,068
General Dynamics Corp. (1)	40,324	5,727,218
Northrop Grumman Corp.	3,221	527,406

		10,345,692

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Airlines — 1.3%
Alaska Air Group, Inc. (1)	20,094	$1,504,237
Southwest Airlines Co.	48,068	1,764,096

		3,268,333

Construction & Engineering — 0.4%
Jacobs Engineering Group, Inc. (2)	22,908	925,712

Total Industrials		14,539,737

Information Technology — 10.2%

Communications Equipment — 3.8%
Brocade Communications Systems, Inc.	218,911	2,331,402
Cisco Systems, Inc. (1)	281,304	7,280,148

		9,611,550

Consulting & Other Services — 0.8%
Amdocs, Ltd. (1)	34,299	1,962,246

Semiconductors — 0.8%
Micron Technology, Inc. (1)(2)	123,554	2,027,521

Systems Software — 1.2%
Oracle Corp. (1)	82,840	3,072,536

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc. (1)	37,094	4,182,719
EMC Corp.	117,291	2,917,027
Hewlett-Packard Co.	65,728	1,844,328

		8,944,074

Total Information Technology		25,617,927

Materials — 4.4%

Commodity Chemicals — 1.6%
LyondellBasell Industries NV, Class A (1)	48,666	4,155,103

Diversified Chemicals — 1.9%
Dow Chemical Co. (1)	109,838	4,806,511

Paper Packaging — 0.9%
Avery Dennison Corp.	37,502	2,178,116

Total Materials		11,139,730

Telecommunication Services — 1.9%

Integrated Telecommunication Services — 1.9%
Verizon Communications, Inc. (1)	102,198	4,702,130

Utilities — 6.2%

Electric Utilities — 3.9%
American Electric Power Co., Inc. (1)	93,046	5,051,467
Edison International	21,099	1,233,870
Entergy Corp. (1)	35,369	2,310,657
Exelon Corp.	39,548	1,216,496

		9,812,490

Gas Utilities — 0.2%
UGI Corp.	14,416	491,297

Independent Power Producers & Energy Traders — 0.7%
AES Corp. (1)	157,902	1,894,824

Multi-Utilities — 1.4%
PG&E Corp. (1)	48,989	2,428,875
Public Service Enterprise Group, Inc.	27,160	1,093,190

		3,522,065

Total Utilities		15,720,676

Total Common Stocks (identified cost $220,303,671)		246,896,669

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Large-Cap Value Fund (continued)

Description	Shares	Value
Short-Term Investments — 50.9%

Collateral Pool Investments for Securities on Loan — 48.5%

Collateral pool allocation (3)		$121,841,818

Mutual Funds — 2.4%
BMO Prime Money Market Fund, Class I, 0.050% (4)	5,959,946	5,959,946

Total Short-Term Investments (identified cost $127,801,764)		127,801,764

Total Investments — 149.1% (identified cost $348,105,435)		374,698,433
Other Assets and Liabilities — (49.1)%		(123,390,971)

Total Net Assets — 100.0%		$251,307,462

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.9%

Consumer Discretionary — 18.2%

Automotive Retail — 0.5%
O’Reilly Automotive, Inc. (1)(2)	4,874	$1,170,101

Cable & Satellite — 5.4%
AMC Networks, Inc., Class A (1)(2)	36,175	2,618,346
Comcast Corp., Class A (1)	104,439	5,883,049
Sirius XM Holdings, Inc. (1)(2)	1,114,790	4,252,924

		12,754,319

Footwear — 1.9%
NIKE, Inc., Class B	39,963	4,465,865

General Merchandise Stores — 1.0%
Dollar Tree, Inc. (2)	23,437	1,787,306
Target Corp.	7,829	608,391

		2,395,697

Home Improvement Retail — 1.5%
Home Depot, Inc.	30,393	3,539,569

Homebuilding — 0.9%
Toll Brothers, Inc. (2)	58,631	2,167,588

Internet Retail — 2.5%
Expedia, Inc. (1)	41,628	4,786,804
Priceline Group, Inc. (1)(2)	906	1,131,268

		5,918,072

Leisure Products — 1.5%
Hasbro, Inc. (1)	46,902	3,498,420

Movies & Entertainment — 1.9%
Walt Disney Co. (1)	42,418	4,321,546

Restaurants — 1.1%
Starbucks Corp. (1)	44,925	2,457,847

Total Consumer Discretionary		42,689,024

Consumer Staples — 8.8%

Agricultural Products — 1.3%
Archer-Daniels-Midland Co.	67,589	3,040,829

Drug Retail — 3.2%
CVS Health Corp. (1)	44,492	4,555,981
Walgreens Boots Alliance, Inc.	33,452	2,895,270

		7,451,251

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Household Products — 0.5%
Church & Dwight Co., Inc. (1)	14,270	$1,231,216

Hypermarkets & Super Centers — 1.7%
Costco Wholesale Corp. (1)	28,241	3,955,152

Soft Drinks — 2.1%
PepsiCo, Inc.	54,121	5,029,465

Total Consumer Staples		20,707,913

Energy — 0.8%

Oil & Gas-Refining & Marketing — 0.8%
Tesoro Corp.	20,662	1,901,111

Financials — 8.3%

Asset Management & Custody Banks — 1.6%
Affiliated Managers Group, Inc. (1)(2)	20,471	3,816,613

Life & Health Insurance — 1.6%
Prudential Financial, Inc.	45,395	3,663,376

Regional Banks — 1.8%
Signature Bank (2)	31,502	4,205,202

Reinsurance — 1.8%
Reinsurance Group of America, Inc.	47,477	4,314,710

Residential REIT’s — 1.0%
Equity Lifestyle Properties, Inc.	42,309	2,359,150

Retail REIT’s — 0.5%
Realty Income Corp.	25,672	1,147,282

Total Financials		19,506,333

Healthcare — 17.5%

Biotechnology — 8.0%
Amgen, Inc. (1)	42,412	6,437,294
Celgene Corp. (1)(2)	43,578	5,145,690
Gilead Sciences, Inc.	69,532	7,305,727

		18,888,711

Healthcare Distributors — 0.5%
AmerisourceBergen Corp.	11,816	1,182,073

Healthcare Equipment — 3.1%
Hologic, Inc. (1)(2)	87,916	3,412,020
Medtronic PLC (1)	53,443	3,863,394

		7,275,414

Life Sciences Tools & Services — 1.0%
Waters Corp. (1)(2)	19,635	2,383,296

Managed Healthcare — 2.8%
Centene Corp. (1)(2)	64,175	3,960,881
UnitedHealth Group, Inc. (1)	22,300	2,580,110

		6,540,991

Pharmaceuticals — 2.1%
Allergan PLC (1)(2)	8,239	2,502,514
Johnson & Johnson	25,564	2,402,505

		4,905,019

Total Healthcare		41,175,504

Industrials — 11.3%

Aerospace & Defense — 3.6%
General Dynamics Corp. (1)	28,022	3,979,964
TransDigm Group, Inc. (1)(2)	19,684	4,523,974

		8,503,938

Building Products — 1.5%
AO Smith Corp. (1)	53,475	3,449,672

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Diversified Support Services — 1.8%
Cintas Corp. (1)	49,194	$4,180,998

Electrical Components & Equipment — 3.8%
Acuity Brands, Inc. (1)	24,696	4,812,510
Roper Industries, Inc. (1)	25,856	4,190,999

		9,003,509

Industrial Conglomerates — 0.6%
Danaher Corp. (1)	17,213	1,497,875

Total Industrials		26,635,992

Information Technology — 31.1%

Application Software — 2.7%
Factset Research Systems, Inc.	24,492	3,867,777
Synopsys, Inc. (1)(2)	52,896	2,482,409

		6,350,186

Communications Equipment — 3.1%
Cisco Systems, Inc. (1)	143,287	3,708,268
F5 Networks, Inc. (1)(2)	17,421	2,115,084
Palo Alto Networks, Inc. (1)(2)	8,774	1,440,866

		7,264,218

Consulting & Other Services — 2.2%
Cognizant Technology Solutions Corp., Class A (2)	82,057	5,164,668

Data Processing & Outsourced Services — 4.0%
MasterCard, Inc., Class A (1)	47,058	4,346,747
Total System Services, Inc. (1)	25,496	1,168,482
Visa, Inc., Class A (1)	55,523	3,958,790

		9,474,019

Internet Software & Services — 6.3%
eBay, Inc. (2)	22,996	623,422
Google, Inc., Class A (2)	6,286	4,072,196
Google, Inc., Class C (1)(2)	8,578	5,303,348
VeriSign, Inc. (1)(2)	69,205	4,770,993

		14,769,959

Semiconductors — 1.9%
Microchip Technology, Inc. (1)	37,777	1,605,522
Skyworks Solutions, Inc. (1)	32,125	2,806,119

		4,411,641

Systems Software — 5.4%
Microsoft Corp.	140,096	6,096,978
Oracle Corp. (1)	153,643	5,698,619
Red Hat, Inc. (2)	12,368	893,093

		12,688,690

Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	113,769	12,828,592

Total Information Technology		72,951,973

Materials — 1.2%

Commodity Chemicals — 1.2%
LyondellBasell Industries NV, Class A	31,749	2,710,729

Telecommunication Services — 1.7%

Integrated Telecommunication Services — 1.7%
Verizon Communications, Inc. (1)	86,111	3,961,967

Total Common Stocks (identified cost $190,312,314)		232,240,546

Description	Shares	Value
Short-Term Investments — 50.6%

Collateral Pool Investments for Securities on Loan — 48.7%

Collateral pool allocation (3)		$114,426,851

Mutual Funds — 1.9%
BMO Prime Money Market Fund, Class I, 0.050% (4)	4,499,155	4,499,155

Total Short-Term Investments (identified cost $118,926,006)		118,926,006

Total Investments — 149.5% (identified cost $309,238,320)		351,166,552
Other Assets and Liabilities — (49.5)%		(116,253,267)

Total Net Assets — 100.0%		$234,913,285

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 96.4%

Consumer Discretionary — 8.2%

Advertising — 1.7%
The Interpublic Group of Cos., Inc.	251,900	$4,755,872

Auto Parts & Equipment — 2.1%
Visteon Corp. (1)(2)	60,000	5,979,600

Automotive Retail — 1.1%
Advance Auto Parts, Inc. (1)	17,750	3,110,687

Catalog Retail — 1.5%
Liberty Interactive Corp QVC Group (1)(2)	165,247	4,468,279

Department Stores — 0.8%
Kohl’s Corp.	48,142	2,456,686

Homebuilding — 1.0%
TRI Pointe Group, Inc. (1)(2)	201,710	2,799,735

Total Consumer Discretionary		23,570,859

Consumer Staples — 1.6%

Agricultural Products — 0.8%
Darling Ingredients, Inc. (1)(2)	178,450	2,291,298

Household Products — 0.3%
Energizer Holdings, Inc.	16,700	697,392

Personal Products — 0.5%
Edgewell Personal Care Co. (1)	16,700	1,470,602

Total Consumer Staples		4,459,292

Energy — 6.2%

Oil & Gas-Equipment & Services — 1.5%
Weatherford International PLC (1)(2)	425,350	4,317,303

Oil & Gas-Exploration & Production — 4.7%
Cimarex Energy Co. (1)	26,600	2,939,566
EQT Corp.	40,270	3,133,811
Newfield Exploration Co. (1)(2)	75,500	2,514,905
Noble Energy, Inc. (1)	141,900	4,740,879

		13,329,161

Total Energy		17,646,464

Financials — 31.6%

Asset Management & Custody Banks — 3.7%
Ameriprise Financial, Inc. (1)	43,000	4,844,810
Invesco, Ltd.	164,000	5,594,040

		10,438,850

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Consumer Finance — 4.3%
Ally Financial, Inc. (1)(2)	245,600	$5,368,816
Discover Financial Services	128,040	6,879,589

		12,248,405

Diversified REIT’s — 1.9%
Duke Realty Corp. (1)	301,300	5,441,478

Life & Health Insurance — 1.9%
Lincoln National Corp. (1)	107,100	5,439,609

Property & Casualty Insurance — 2.0%
Axis Capital Holdings, Ltd. (1)	103,100	5,773,600

Real Estate Operating Companies — 1.9%
Forest City Enterprises, Inc., Class A (1)(2)	254,250	5,474,003

Regional Banks — 7.4%
East West Bancorp, Inc. (1)	144,800	5,851,368
Fifth Third Bancorp	258,700	5,153,304
Huntington Bancshares, Inc. (1)	481,850	5,256,983
Regions Financial Corp.	524,900	5,033,791

		21,295,446

Reinsurance — 3.6%
Reinsurance Group of America, Inc.	66,300	6,025,344
Validus Holdings, Ltd. (1)	98,910	4,379,735

		10,405,079

Residential REIT’s — 3.0%
Mid-America Apartment Communities, Inc.	44,500	3,497,255
UDR, Inc. (1)	156,500	5,054,950

		8,552,205

Retail REIT’s — 1.9%
Brixmor Property Group, Inc. (1)	243,605	5,559,066

Total Financials		90,627,741

Healthcare — 7.1%

Healthcare Distributors — 2.3%
Cardinal Health, Inc. (1)	81,000	6,663,870

Healthcare Services — 1.7%
Laboratory Corporation of America Holdings (1)(2)	41,000	4,830,210

Managed Healthcare — 1.4%
Cigna Corp.	28,750	4,047,713

Pharmaceuticals — 1.7%
Mallinckrodt PLC (1)(2)	54,550	4,704,392

Total Healthcare		20,246,185

Industrials — 12.2%

Aerospace & Defense — 2.8%
L-3 Communications Holdings, Inc. (1)	35,300	3,723,091
Spirit Aerosystems Holdings, Inc., Class A (1)(2)	85,490	4,369,394

		8,092,485

Agricultural & Farm Machinery — 1.5%
AGCO Corp. (1)	84,900	4,163,496

Construction & Engineering — 2.5%
Fluor Corp.	73,100	3,334,822
Jacobs Engineering Group, Inc. (1)(2)	95,000	3,838,950

		7,173,772

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Electrical Components & Equipment — 1.6%
Regal Beloit Corp. (1)	68,700	$4,580,229

Industrial Machinery — 2.4%
Dover Corp.	47,200	2,924,040
Parker-Hannifin Corp.	37,300	4,015,718

		6,939,758

Trading Companies & Distributors — 1.4%
WESCO International, Inc. (1)(2)	72,700	4,069,019

Total Industrials		35,018,759

Information Technology — 15.2%

Communications Equipment — 1.9%
CommScope Holding Co., Inc. (1)(2)	167,185	5,408,435

Consulting & Other Services — 1.1%
Teradata Corp. (1)(2)	105,860	3,094,288

Data Processing & Outsourced Services — 1.1%
Western Union Co. (1)	173,700	3,203,028

Semiconductors — 2.2%
Broadcom Corp., Class A	120,900	6,246,903

Systems Software — 2.9%
Check Point Software Technologies, Ltd. (1)(2)	56,501	4,407,643
Symantec Corp.	197,350	4,043,701

		8,451,344

Technology Distributors — 1.1%
Avnet, Inc.	77,900	3,302,960

Technology Hardware, Storage & Peripherals — 4.9%
NetApp, Inc. (1)	156,000	4,985,760
Seagate Technology PLC (1)	68,950	3,544,030
Western Digital Corp. (1)	66,400	5,442,144

		13,971,934

Total Information Technology		43,678,892

Materials — 8.9%

Metal & Glass Containers — 2.0%
Berry Plastics Group, Inc. (2)	193,350	5,723,160

Paper Products — 1.2%
International Paper Co. (1)	78,500	3,386,490

Specialty Chemicals — 4.1%
Ashland, Inc. (1)	51,510	5,407,005
WR Grace & Co. (1)(2)	63,274	6,260,329

		11,667,334

Steel — 1.6%
Reliance Steel & Aluminum Co. (1)	82,100	4,771,652

Total Materials		25,548,636

Telecommunication Services — 0.8%

Integrated Telecommunication Services — 0.8%
CenturyLink, Inc.	87,246	2,359,132

Utilities — 4.6%

Electric Utilities — 3.0%
Edison International (1)	77,400	4,526,352
Great Plains Energy, Inc.	156,300	3,894,996

		8,421,348

Multi-Utilities — 1.6%
CMS Energy Corp. (1)	142,210	4,661,644

Total Utilities		13,082,992

Total Common Stocks (identified cost $217,231,976)		276,238,952

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Short-Term Investments — 52.3%

Collateral Pool Investments for Securities on Loan — 48.4%

Collateral pool allocation (3)		$138,875,793

Mutual Funds — 3.9%
BMO Prime Money Market Fund, Class I, 0.050% (4)	11,221,418	11,221,418

Total Short-Term Investments (identified cost $150,097,211)		150,097,211

Total Investments — 148.7% (identified cost $367,329,187)		426,336,163
Other Assets and Liabilities — (48.7)%		(139,717,914)

Total Net Assets — 100.0%		$286,618,249

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 97.8%

Consumer Discretionary — 23.2%

Apparel, Accessories & Luxury Goods — 2.0%
Gildan Activewear, Inc. (1)	43,100	$1,352,478
VF Corp.	40,000	2,897,200

		4,249,678

Auto Parts & Equipment — 2.0%
BorgWarner, Inc.	36,300	1,584,132
Visteon Corp. (2)	25,900	2,581,194

		4,165,326

Automotive Retail — 2.6%
Advance Auto Parts, Inc. (1)	17,000	2,979,250
O’Reilly Automotive, Inc. (1)(2)	10,370	2,489,526

		5,468,776

Casinos & Gaming — 0.9%
MGM Resorts International (1)(2)	89,700	1,832,571

Department Stores — 0.8%
Macy’s, Inc. (1)	27,500	1,611,775

General Merchandise Stores — 2.5%
Burlington Stores, Inc. (2)	38,700	2,054,583
Dollar Tree, Inc. (2)	41,100	3,134,286

		5,188,869

Homebuilding — 1.6%
TRI Pointe Group, Inc. (1)(2)	231,498	3,213,192

Homefurnishing Retail — 1.1%
Restoration Hardware Holdings, Inc. (1)(2)	23,773	2,198,527

Hotels, Resorts & Cruise Lines — 4.7%
Hilton Worldwide Holdings, Inc.	79,300	1,969,019
Marriott International, Inc., Class A (1)	37,300	2,635,618
Norwegian Cruise Line Holdings, Ltd. (1)(2)	47,000	2,707,200
Wyndham Worldwide Corp.	33,000	2,523,840

		9,835,677

Household Appliances — 0.9%
Whirlpool Corp.	10,700	1,798,670

Leisure Facilities — 0.9%
Vail Resorts, Inc. (1)	18,000	1,942,380

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Leisure Products — 1.2%
Brunswick Corp.	50,700	$2,520,297

Restaurants — 2.0%
Dunkin’ Brands Group, Inc. (1)	38,029	1,907,535
Restaurant Brands International, Inc.	60,100	2,304,234

		4,211,769

Total Consumer Discretionary		48,237,507

Consumer Staples — 0.9%

Packaged Foods & Meats — 0.9%
Hain Celestial Group, Inc. (1)(2)	29,400	1,789,284

Energy — 4.5%

Integrated Oil & Gas — 1.0%
InterOil Corp. (1)(2)	59,000	2,115,740

Oil & Gas-Storage & Transportation — 3.5%
GasLog, Ltd. (1)	246,650	3,425,968
Golar LNG, Ltd. (1)	94,700	3,687,618

		7,113,586

Total Energy		9,229,326

Financials — 9.1%

Asset Management & Custody Banks — 1.1%
Ameriprise Financial, Inc. (1)	21,000	2,366,070

Health Care REIT’s — 0.7%
New Senior Investment Group, Inc. (1)	136,732	1,557,377

Multi-Line Insurance — 1.3%
Hartford Financial Services Group, Inc.	57,300	2,632,935

Property & Casualty Insurance — 0.9%
First American Financial Corp.	48,000	1,865,280

Real Estate Services — 2.2%
CBRE Group, Inc., Class A (2)	73,500	2,353,470
Jones Lang LaSalle, Inc. (1)	14,200	2,113,954

		4,467,424

Specialized Finance — 1.2%
Intercontinental Exchange, Inc. (1)	11,300	2,581,033

Specialized REIT’s — 0.8%
Pebblebrook Hotel Trust (1)	44,200	1,682,252

Thrifts & Mortgage Finance — 0.9%
MGIC Investment Corp. (1)(2)	168,500	1,779,360

Total Financials		18,931,731

Healthcare — 21.4%

Biotechnology — 3.2%
Alkermes PLC (1)(2)	26,514	1,579,174
Quintiles Transnational Holdings, Inc. (2)	38,500	2,868,635
Vertex Pharmaceuticals, Inc. (2)	17,900	2,282,608

		6,730,417

Healthcare Distributors — 2.3%
AmerisourceBergen Corp.	23,800	2,380,952
Cardinal Health, Inc. (1)	30,400	2,501,008

		4,881,960

Healthcare Equipment — 3.7%
Hill-Rom Holdings, Inc. (1)	34,800	1,838,832
NxStage Medical, Inc. (1)(2)	174,500	3,031,065
St. Jude Medical, Inc. (1)	19,100	1,352,471
STERIS Corp. (1)	22,900	1,466,745

		7,689,113

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Facilities — 3.1%
Acadia Healthcare Co., Inc. (1)(2)	39,272	$2,868,034
Brookdale Senior Living, Inc. (1)(2)	55,900	1,532,778
Tenet Healthcare Corp. (1)(2)	41,300	2,033,199

		6,434,011

Healthcare Services — 3.7%
Envision Healthcare Holdings, Inc. (1)(2)	67,673	2,772,563
Laboratory Corporation of America Holdings (1)(2)	17,300	2,038,113
MEDNAX, Inc. (1)(2)	34,500	2,778,975

		7,589,651

Healthcare Technology — 1.3%
Cerner Corp. (1)(2)	43,900	2,711,264

Managed Healthcare — 1.0%
Centene Corp. (1)(2)	33,300	2,055,276

Pharmaceuticals — 3.1%
Akorn, Inc. (1)(2)	23,520	935,861
Horizon Pharma PLC (2)	98,100	2,866,482
Jazz Pharmaceuticals PLC (1)(2)	15,580	2,630,215

		6,432,558

Total Healthcare		44,524,250

Industrials — 10.0%

Building Products — 2.0%
Builders FirstSource, Inc. (1)(2)	125,741	1,862,224
Fortune Brands Home & Security, Inc.	46,200	2,210,670

		4,072,894

Construction Machinery & Heavy Trucks — 1.3%
Wabtec Corp. (1)	27,300	2,614,248

Electrical Components & Equipment — 2.3%
AMETEK, Inc. (1)	44,025	2,369,426
Roper Industries, Inc. (1)	15,500	2,512,395

		4,881,821

Human Resource & Employment Services — 1.3%
Robert Half International, Inc.	54,400	2,776,032

Research & Consulting Services — 2.3%
Acacia Research Corp. (1)	210,400	2,003,008
Verisk Analytics, Inc., Class A (1)(2)	38,426	2,808,172

		4,811,180

Trucking — 0.8%
J.B. Hunt Transport Services, Inc. (1)	23,300	1,695,774

Total Industrials		20,851,949

Information Technology — 26.2%

Application Software — 4.2%
Cadence Design Systems, Inc. (1)(2)	106,400	2,130,128
PTC, Inc. (1)(2)	65,000	2,152,800
Qlik Technologies, Inc. (2)	73,800	2,794,068
Verint Systems, Inc. (2)	31,900	1,701,227

		8,778,223

Communications Equipment — 2.1%
F5 Networks, Inc. (1)(2)	21,800	2,646,738
Palo Alto Networks, Inc. (1)(2)	10,760	1,767,007

		4,413,745

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Data Processing & Outsourced Services — 9.5%
Alliance Data Systems Corp. (1)(2)	10,100	$2,597,619
Cardtronics, Inc. (1)(2)	108,618	3,747,321
FleetCor Technologies, Inc. (1)(2)	17,000	2,535,720
Sabre Corp. (1)	77,600	2,112,272
Total System Services, Inc.	56,600	2,593,978
Vantiv, Inc., Class A (2)	60,300	2,655,612
VeriFone Systems, Inc. (2)	73,300	2,289,892
WEX, Inc. (1)(2)	11,500	1,087,095

		19,619,509

Electronic Components — 1.2%
Amphenol Corp., Class A	48,800	2,555,168

Internet Software & Services — 3.3%
Criteo SA, ADR (1)(2)	100,867	3,954,995
Shutterstock, Inc. (1)(2)	88,800	2,975,688

		6,930,683

Semiconductors — 0.9%
NXP Semiconductors (1)(2)	21,000	1,777,650

Systems Software — 5.0%
Check Point Software Technologies, Ltd. (1)(2)	33,300	2,597,733
FleetMatics Group PLC (1)(2)	39,500	1,768,020
Fortinet, Inc. (1)(2)	45,810	1,930,434
Red Hat, Inc. (2)	43,014	3,106,041
Rovi Corp. (1)(2)	90,200	998,514

		10,400,742

Total Information Technology		54,475,720

Telecommunication Services — 2.5%

Wireless Telecommunication Services — 2.5%
Crown Castle International Corp. (1)	26,100	2,176,479
SBA Communications Corp., Class A (2)	25,400	3,002,280

Total Telecommunication Services		5,178,759

Total Common Stocks (identified cost $153,857,135)		203,218,526

Short-Term Investments — 49.9%

Collateral Pool Investments for Securities on Loan — 47.7%

Collateral pool allocation (3)		99,120,731

Mutual Funds — 2.2%
BMO Prime Money Market Fund, Class I, 0.050% (4)	4,639,539	4,639,539

Total Short-Term Investments (identified cost $103,760,270)		103,760,270

Total Investments — 147.7% (identified cost $257,617,405)		306,978,796
Other Assets and Liabilities — (47.7)%		(99,113,097)

Total Net Assets — 100.0%		$207,865,699

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Value Fund

Description	Shares	Value
Common Stocks — 96.1%

Consumer Discretionary — 10.4%

Apparel Retail — 1.6%
Crocs, Inc. (1)(2)	33,260	$489,920
Finish Line, Inc., Class A	38,000	1,002,060

		1,491,980

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc. (2)	56,400	1,139,280

Homebuilding — 3.0%
Century Communities, Inc. (1)(2)	85,490	1,880,780
TRI Pointe Group, Inc. (1)(2)	62,970	874,023

		2,754,803

Leisure Facilities — 1.6%
ClubCorp Holdings, Inc. (1)	66,360	1,493,764

Leisure Products — 1.0%
Brunswick Corp.	17,730	881,358

Publishing — 1.0%
Time, Inc.	42,700	886,879

Specialized Consumer Services — 1.0%
Steiner Leisure, Ltd. (2)	14,181	902,904

Total Consumer Discretionary		9,550,968

Consumer Staples — 2.2%

Agricultural Products — 1.1%
Darling Ingredients, Inc. (1)(2)	82,170	1,055,063

Food Retail — 1.1%
SUPERVALU, Inc. (2)	118,300	974,792

Total Consumer Staples		2,029,855

Energy — 3.5%

Oil & Gas-Equipment & Services — 1.1%
Oil States International, Inc. (1)(2)	36,150	1,025,575

Oil & Gas-Exploration & Production — 2.4%
Carrizo Oil & Gas, Inc. (2)	31,100	1,132,973
QEP Resources, Inc.	72,920	1,023,797

		2,156,770

Total Energy		3,182,345

Financials — 27.0%

Consumer Finance — 1.1%
Nelnet, Inc., Class A	26,600	1,001,490

Diversified Capital Markets — 2.7%
Encore Capital Group, Inc. (1)(2)	35,300	1,434,239
HFF, Inc., Class A (1)	28,150	1,022,690

		2,456,929

Life & Health Insurance — 1.3%
American Equity Investment Life Holding Co. (1)	48,990	1,188,497

Office REIT’s — 1.2%
Corporate Office Properties Trust (1)	50,500	1,062,015

Regional Banks — 13.2%
Ameris Bancorp (1)	68,170	1,858,996
BBCN Bancorp, Inc. (1)	75,400	1,097,070
Customers Bancorp, Inc. (1)(2)	51,050	1,251,236
First Merchants Corp.	62,400	1,623,648
First NBC Bank Holding Co. (1)(2)	29,200	1,022,000
FirstMerit Corp.	64,900	1,165,604
Great Western Bancorp, Inc.	64,950	1,634,791

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Regional Banks (continued)
TriCo Bancshares	55,720	$1,322,793
Western Alliance Bancorp (1)(2)	39,750	1,213,170

		12,189,308

Reinsurance — 3.5%
Enstar Group, Ltd. (1)(2)	6,600	964,326
Maiden Holdings, Ltd. (1)	90,250	1,293,283
State National Cos., Inc.	100,000	950,000

		3,207,609

Retail REIT’s — 1.2%
Cedar Realty Trust, Inc. (1)	183,200	1,146,832

Specialized Finance — 0.5%
GAIN Capital Holdings, Inc. (1)	59,959	495,261

Specialized REIT’s — 1.0%
LaSalle Hotel Properties (1)	29,400	924,924

Thrifts & Mortgage Finance — 1.3%
EverBank Financial Corp. (1)	60,580	1,198,272

Total Financials		24,871,137

Healthcare — 6.0%

Healthcare Facilities — 1.4%
HealthSouth Corp. (1)	29,700	1,268,190

Healthcare Services — 1.7%
Civitas Solutions, Inc. (1)(2)	66,070	1,602,858

Life Sciences Tools & Services — 1.2%
Bio-Rad Laboratories, Inc., Class A (1)(2)	8,000	1,114,640

Pharmaceuticals — 1.7%
Impax Laboratories, Inc. (1)(2)	15,780	646,349
Prestige Brands Holdings, Inc. (1)(2)	20,000	930,400

		1,576,749

Total Healthcare		5,562,437

Industrials — 16.6%

Aerospace & Defense — 2.2%
Moog, Inc., Class A (1)(2)	10,700	675,170
Triumph Group, Inc.	27,850	1,375,511

		2,050,681

Building Products — 1.0%
Continental Building Products, Inc. (2)	47,531	950,145

Construction & Engineering — 1.6%
EMCOR Group, Inc. (1)	31,200	1,438,008

Electrical Components & Equipment — 1.4%
Regal Beloit Corp. (1)	20,100	1,340,067

Environmental & Facilities Services — 1.3%
Tetra Tech, Inc. (1)	44,650	1,160,007

Industrial Machinery — 3.6%
Actuant Corp., Class A (1)	63,940	1,370,874
Altra Industrial Motion Corp. (1)	51,500	1,288,015
Blount International, Inc. (2)	92,500	637,325

		3,296,214

Research & Consulting Services — 1.5%
RPX Corp. (1)(2)	100,250	1,380,442

Trading Companies & Distributors — 4.0%
Applied Industrial Technologies, Inc. (1)	29,370	1,243,526
MRC Global, Inc. (1)(2)	78,900	1,024,911

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Trading Companies & Distributors (continued)
WESCO International, Inc. (1)(2)	24,850	$1,390,854

		3,659,291

Total Industrials		15,274,855

Information Technology — 15.5%

Communications Equipment — 4.3%
CommScope Holding Co., Inc. (1)(2)	40,280	1,303,058
Finisar Corp. (1)(2)	72,950	1,125,619
NETGEAR, Inc. (1)(2)	52,000	1,579,760

		4,008,437

Data Processing & Outsourced Services — 2.8%
Convergys Corp. (1)	60,780	1,373,628
MoneyGram International, Inc. (1)(2)	136,400	1,192,136

		2,565,764

Electronic Components — 1.4%
Vishay Intertechnology, Inc.	135,100	1,334,788

Home Entertainment Software — 1.6%
Take-Two Interactive Software, Inc. (1)(2)	50,600	1,473,978

Systems Software — 1.1%
AVG Technologies NV (2)	42,980	994,127

Technology Distributors — 1.8%
Ingram Micro, Inc.	59,800	1,618,188

Technology Hardware, Storage & Peripherals — 2.5%
Datalink Corp. (1)(2)	180,920	1,049,336
Synaptics, Inc. (1)(2)	17,900	1,254,611

		2,303,947

Total Information Technology		14,299,229

Materials — 8.6%

Metal & Glass Containers — 1.7%
Berry Plastics Group, Inc. (1)(2)	52,700	1,559,920

Paper Packaging — 1.6%
Graphic Packaging Holding Co.	105,500	1,487,550

Paper Products — 1.6%
KapStone Paper and Packaging Corp. (1)	65,870	1,435,307

Specialty Chemicals — 2.3%
A Schulman, Inc. (1)	38,630	1,326,168
Innophos Holdings, Inc. (1)	15,750	757,103

		2,083,271

Steel — 1.4%
Worthington Industries, Inc. (1)	52,400	1,340,916

Total Materials		7,906,964

Telecommunication Services — 1.6%

Alternative Carriers — 1.4%
Premiere Global Services, Inc. (2)	118,600	1,278,508

Integrated Telecommunication Services — 0.2%
IDT Corp., Class B	15,490	241,954

Total Telecommunication Services		1,520,462

Utilities — 4.7%

Electric Utilities — 4.7%
Great Plains Energy, Inc.	41,100	1,024,212

Description	Shares	Value
Common Stocks (continued)

Utilities (continued)

Electric Utilities (continued)
PNM Resources, Inc. (1)	50,900	$1,303,549
Portland General Electric Co. (1)	32,400	1,119,096
UIL Holdings Corp. (1)	19,100	869,623

Total Utilities		4,316,480

Total Common Stocks (identified cost $84,493,466)		88,514,732

Short-Term Investments — 51.0%

Collateral Pool Investments for Securities on Loan — 45.0%

Collateral pool allocation (3)		41,462,036

Mutual Funds — 6.0%
BMO Prime Money Market Fund, Class I, 0.050% (4)	5,566,813	5,566,813

Total Short-Term Investments (identified cost $47,028,849)		47,028,849

Total Investments — 147.1% (identified cost $131,522,315)		135,543,581
Other Assets and Liabilities — (47.1)%		(43,377,906)

Total Net Assets — 100.0%		$92,165,675

Small-Cap Core Fund

Description	Shares	Value
Common Stocks — 99.0%

Consumer Discretionary — 14.2%

Apparel Retail — 3.2%
Cato Corp., Class A	885	$31,090
Children’s Place, Inc. (1)	614	36,791
Express, Inc. (2)	2,456	50,103
Tilly’s, Inc. (2)	2,137	17,117

		135,101

Auto Parts & Equipment — 2.9%
American Axle & Manufacturing Holdings, Inc. (2)	1,875	37,875
Cooper-Standard Holding, Inc. (2)	202	11,599
Dana Holding Corp.	1,762	30,905
Tenneco, Inc. (2)	463	21,784
Tower International, Inc. (2)	866	21,174

		123,337

Casinos & Gaming — 0.6%
Boyd Gaming Corp. (2)	1,500	24,150

Education Services — 0.7%
K12, Inc. (1)(2)	2,461	32,534

Home Furnishings — 0.4%
Hooker Furniture Corp. (1)	824	19,661

Homefurnishing Retail — 0.8%
Select Comfort Corp. (2)	1,370	33,359

Hotels, Resorts & Cruise Lines — 1.1%
Marcus Corp.	531	10,307
Marriott Vacations Worldwide Corp.	507	36,002

		46,309

Housewares & Specialties — 0.2%
CSS Industries, Inc.	298	7,891

Leisure Facilities — 1.1%
Vail Resorts, Inc. (1)	420	45,322

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Leisure Products — 0.6%
Nautilus, Inc. (2)	1,704	$26,037

Restaurants — 1.1%
Bravo Brio Restaurant Group, Inc. (2)	2,049	26,125
Red Robin Gourmet Burgers, Inc. (1)(2)	284	22,376

		48,501

Specialty Stores — 0.4%
Outerwall, Inc.	265	16,324

Tires & Rubber — 1.1%
Cooper Tire & Rubber Co.	1,243	47,980

Total Consumer Discretionary		606,506

Consumer Staples — 1.8%

Food Retail — 0.7%
Ingles Markets, Inc., Class A (1)	592	29,422

Packaged Foods & Meats — 0.9%
Sanderson Farms, Inc. (1)	539	37,213

Personal Products — 0.2%
Nutraceutical International Corp. (2)	465	11,272

Total Consumer Staples		77,907

Energy — 2.3%

Oil & Gas-Drilling — 0.3%
Patterson-UTI Energy, Inc.	917	14,929

Oil & Gas-Equipment & Services — 1.0%
Forum Energy Technologies, Inc. (2)	719	11,302
Hornbeck Offshore Services, Inc. (1)(2)	805	15,899
Superior Energy Services, Inc. (1)	846	13,460

		40,661

Oil & Gas-Exploration & Production — 0.5%
Abraxas Petroleum Corp. (2)	3,625	7,069
Bill Barrett Corp. (1)(2)	1,822	9,966
Bonanza Creek Energy, Inc. (2)	636	4,865

		21,900

Oil & Gas-Refining & Marketing — 0.5%
Adams Resources & Energy, Inc.	151	6,887
Delek U.S. Holdings, Inc.	419	12,889

		19,776

Total Energy		97,266

Financials — 22.1%

Consumer Finance — 2.0%
Cash America International, Inc.	963	26,579
Credit Acceptance Corp. (2)	151	30,775
Regional Management Corp. (2)	1,233	20,344
World Acceptance Corp. (1)(2)	244	9,170

		86,868

Diversified REIT’s — 1.4%
American Assets Trust, Inc.	920	35,438
Winthrop Realty Trust	1,771	25,361

		60,799

Hotel & Resort REIT’s — 0.9%
Ashford Hospitality Trust, Inc.	2,085	16,138
Hersha Hospitality Trust	823	20,114

		36,252

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Investment Banking & Brokerage — 0.5%
Investment Technology Group, Inc.	1,399	$22,971

Life & Health Insurance — 1.6%
CNO Financial Group, Inc.	801	14,330
Symetra Financial Corp.	1,664	52,366

		66,696

Multi-Line Insurance — 0.9%
Horace Mann Educators Corp. (1)	1,099	36,509

Office REIT’s — 0.8%
DuPont Fabros Technology, Inc.	1,283	34,295

Property & Casualty Insurance — 2.7%
Argo Group International Holdings, Ltd.	451	25,247
Employers Holdings, Inc.	1,698	37,441
HCI Group, Inc. (1)	869	34,543
Navigators Group, Inc. (2)	225	17,111

		114,342

Regional Banks — 6.6%
1st Source Corp.	477	14,281
BancFirst Corp.	262	15,843
BBCN Bancorp, Inc.	2,478	36,055
Central Pacific Financial Corp.	1,082	22,441
Fidelity Southern Corp.	1,060	20,453
Financial Institutions, Inc.	826	20,460
First Financial Corp.	374	12,301
Great Southern Bancorp, Inc.	317	12,765
Hanmi Financial Corp.	829	20,095
Preferred Bank	603	18,482
PrivateBancorp, Inc. (1)	1,133	42,884
Wilshire Bancorp, Inc. (1)	2,098	22,407
Wintrust Financial Corp. (1)	418	21,318

		279,785

Reinsurance — 0.7%
Maiden Holdings, Ltd. (1)	2,143	30,709

Retail REIT’s — 0.3%
Saul Centers, Inc. (1)	295	14,555

Specialized Finance — 0.2%
Marlin Business Services Corp.	444	6,092

Specialized REIT’s — 2.3%
Chesapeake Lodging Trust	1,122	32,437
CubeSmart	669	16,919
EPR Properties	263	13,384
Sovran Self Storage, Inc.	405	36,341

		99,081

Thrifts & Mortgage Finance — 1.2%
Provident Financial Holdings, Inc.	681	11,161
Walker & Dunlop, Inc. (1)(2)	1,706	41,507

		52,668

Total Financials		941,622

Healthcare — 20.0%

Biotechnology — 4.0%
Acorda Therapeutics, Inc. (2)	763	24,393
Adamas Pharmaceuticals, Inc. (2)	1,014	20,341
AMAG Pharmaceuticals, Inc. (1)(2)	180	11,257
Anacor Pharmaceuticals, Inc. (2)	76	9,911
Emergent BioSolutions, Inc. (2)	996	33,157
Enanta Pharmaceuticals, Inc. (1)(2)	227	8,862
Ligand Pharmaceuticals, Inc., Class B (1)(2)	291	26,754
NewLink Genetics Corp. (1)(2)	226	10,150

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Biotechnology (continued)
Repligen Corp. (1)(2)	796	$27,128

		171,953

Healthcare Distributors — 0.3%
PharMerica Corp. (2)	394	12,892

Healthcare Equipment — 3.7%
Cynosure, Inc., Class A (2)	1,162	36,766
Globus Medical, Inc., Class A (1)(2)	1,524	37,216
Masimo Corp. (1)(2)	1,076	43,718
NuVasive, Inc. (2)	775	40,858

		158,558

Healthcare Facilities — 2.3%
Amsurg Corp. (1)(2)	579	45,405
HealthSouth Corp. (1)	313	13,365
Select Medical Holdings Corp.	1,400	18,060
U.S. Physical Therapy, Inc. (1)	403	18,518

		95,348

Healthcare Services — 1.6%
AMN Healthcare Services, Inc. (2)	1,108	37,229
CorVel Corp. (2)	431	12,943
Providence Service Corp. (2)	402	18,021

		68,193

Healthcare Supplies — 0.4%
ICU Medical, Inc. (2)	150	17,028

Healthcare Technology — 0.5%
MedAssets, Inc. (2)	1,063	22,450

Life Sciences Tools & Services — 3.5%
Affymetrix, Inc. (1)(2)	3,554	33,159
Cambrex Corp. (2)	902	43,125
Luminex Corp. (2)	1,548	28,204
PAREXEL International Corp. (1)(2)	685	45,018

		149,506

Managed Healthcare — 1.7%
Magellan Health, Inc. (2)	562	31,472
Molina Healthcare, Inc. (2)	518	38,638

		70,110

Pharmaceuticals — 2.0%
Insys Therapeutics, Inc. (1)(2)	674	21,851
Prestige Brands Holdings, Inc. (1)(2)	605	28,145
Sagent Pharmaceuticals, Inc. (2)	1,025	20,479
Supernus Pharmaceuticals, Inc. (2)	858	15,573

		86,048

Total Healthcare		852,086

Industrials — 15.3%

Aerospace & Defense — 1.9%
Curtiss-Wright Corp. (1)	440	28,912
Ducommun, Inc. (2)	1,111	26,242
Moog, Inc., Class A (2)	379	23,915

		79,069

Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings, Inc. (1)(2)	812	33,544

Airlines — 0.9%
Hawaiian Holdings, Inc. (1)(2)	1,699	38,500

Building Products — 0.5%
Gibraltar Industries, Inc. (2)	1,421	23,290

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Commercial Printing — 1.8%
Ennis, Inc.	2,193	$35,812
Multi-Color Corp.	636	41,906

		77,718

Construction Machinery & Heavy Trucks — 1.7%
Meritor, Inc. (1)(2)	2,970	37,571
Wabash National Corp. (1)(2)	2,902	35,491

		73,062

Diversified Support Services — 0.8%
UniFirst Corp.	334	36,209

Industrial Machinery — 1.6%
Blount International, Inc. (2)	1,536	10,583
Chart Industries, Inc. (1)(2)	945	24,154
Kadant, Inc.	714	31,766

		66,503

Marine — 0.8%
Matson, Inc. (1)	953	35,909

Office Services & Supplies — 1.9%
ACCO Brands Corp. (1)(2)	5,197	39,497
Sykes Enterprises, Inc. (1)(2)	1,579	39,712

		79,209

Security & Alarm Services — 0.7%
Brink’s Co. (1)	1,035	29,663

Trading Companies & Distributors — 0.6%
CAI International, Inc. (2)	888	11,686
MRC Global, Inc. (2)	1,113	14,458

		26,144

Trucking — 1.3%
ArcBest Corp. (1)	1,173	33,876
USA Truck, Inc. (2)	1,052	20,777

		54,653

Total Industrials		653,473

Information Technology — 19.7%

Application Software — 1.6%
Manhattan Associates, Inc. (1)(2)	763	44,620
PTC, Inc. (2)	754	24,973

		69,593

Communications Equipment — 2.5%
Bel Fuse, Inc., Class B	938	16,565
InterDigital, Inc.	601	29,731
Plantronics, Inc.	563	29,929
Polycom, Inc. (1)(2)	2,798	30,107

		106,332

Data Processing & Outsourced Services — 2.9%
Convergys Corp.	552	12,475
Euronet Worldwide, Inc. (2)	343	22,114
ExlService Holdings, Inc. (2)	1,162	42,041
MAXIMUS, Inc. (1)	747	45,231

		121,861

Electronic Components — 0.7%
II-VI, Inc. (2)	867	14,644
Rogers Corp. (1)(2)	263	14,638

		29,282

Electronic Equipment & Instruments — 0.5%
Itron, Inc. (2)	732	21,960

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Electronic Manufacturing Services — 2.1%
Benchmark Electronics, Inc. (2)	1,625	$34,726
Methode Electronics, Inc.	931	24,737
Sanmina Corp. (2)	1,631	31,380

		90,843

Internet Software & Services — 1.4%
Blucora, Inc. (2)	1,782	24,877
Cimpress NV (1)(2)	483	33,800

		58,677

Semiconductor Equipment — 2.4%
Advanced Energy Industries, Inc. (1)(2)	1,604	38,929
Amkor Technology, Inc. (2)	5,708	30,823
Cabot Microelectronics Corp. (2)	360	15,617
Xcerra Corp. (2)	2,932	18,354

		103,723

Semiconductors — 4.4%
Diodes, Inc. (2)	1,372	27,015
Integrated Device Technology, Inc. (2)	2,107	40,012
IXYS Corp.	1,853	21,847
Microsemi Corp. (1)(2)	1,321	41,955
NeoPhotonics Corp. (1)(2)	3,855	27,910
Pericom Semiconductor Corp.	2,311	28,148

		186,887

Systems Software — 0.4%
Progress Software Corp. (2)	641	17,365

Technology Distributors — 0.8%
Insight Enterprises, Inc. (2)	1,297	32,827

Total Information Technology		839,350

Materials — 0.7%

Gold — 0.2%
Gold Resource Corp. (1)	4,073	9,694

Paper Products — 0.3%
Neenah Paper, Inc.	176	10,159

Steel — 0.2%
Handy & Harman, Ltd. (2)	393	9,911

Total Materials		29,764

Telecommunication Services — 1.3%

Alternative Carriers — 0.6%
Premiere Global Services, Inc. (2)	2,267	24,438

Integrated Telecommunication Services — 0.7%
General Communication, Inc., Class A (2)	1,704	28,713

Total Telecommunication Services		53,151

Utilities — 1.6%

Electric Utilities — 1.6%
El Paso Electric Co. (1)	781	27,647
PNM Resources, Inc. (1)	1,608	41,181

Total Utilities		68,828

Total Common Stocks (identified cost $4,189,335)		4,219,953

Description	Shares	Value
Short-Term Investments — 31.3%

Collateral Pool Investments for Securities on Loan — 30.2%

Collateral pool allocation (3)		$1,283,962

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.050% (4)	47,479	47,479

Total Short-Term Investments (identified cost $1,331,441)		1,331,441

Total Investments — 130.3% (identified cost $5,520,776)		5,551,394
Other Assets and Liabilities — (30.3)%		(1,290,115)

Total Net Assets — 100.0%		$4,261,279

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.6%

Consumer Discretionary — 16.4%

Advertising — 0.6%
National CineMedia, Inc.	279,699	$3,678,042

Apparel Retail — 2.0%
Francesca’s Holdings Corp. (1)(2)	348,905	3,921,692
Men’s Wearhouse, Inc. (1)	157,700	8,902,165

		12,823,857

Apparel, Accessories & Luxury Goods — 1.4%
Columbia Sportswear Co. (1)	146,699	9,002,918

General Merchandise Stores — 1.4%
Burlington Stores, Inc. (1)(2)	175,472	9,315,808

Homebuilding — 5.8%
M/I Homes, Inc. (1)(2)	328,896	8,215,822
TRI Pointe Group, Inc. (1)(2)	906,212	12,578,222
UCP, Inc., Class A (1)(2)	300,784	2,451,390
William Lyon Homes, Class A (1)(2)	615,411	13,945,213

		37,190,647

Homefurnishing Retail — 1.0%
Restoration Hardware Holdings, Inc. (1)(2)	72,949	6,746,324

Leisure Products — 0.7%
Performance Sports Group, Ltd. (2)	359,122	4,661,404

Publishing — 1.8%
New Media Investment Group, Inc. (1)	757,557	11,302,751

Restaurants — 1.7%
Fiesta Restaurant Group, Inc. (1)(2)	69,170	3,571,939
Krispy Kreme Doughnuts, Inc. (1)(2)	432,798	7,418,157

		10,990,096

Total Consumer Discretionary		105,711,847

Consumer Staples — 0.8%

Packaged Foods & Meats — 0.8%
Hain Celestial Group, Inc. (1)(2)	90,629	5,515,681

Energy — 6.7%

Integrated Oil & Gas — 2.2%
InterOil Corp. (1)(2)	394,087	14,131,960

Oil & Gas-Storage & Transportation — 4.5%
GasLog, Ltd. (1)	902,329	12,533,349
Golar LNG, Ltd. (1)	426,969	16,626,173

		29,159,522

Total Energy		43,291,482

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials — 8.9%

Health Care REIT’s — 2.3%
New Senior Investment Group, Inc.	1,292,251	$14,718,739

Hotel & Resort REIT’s — 1.1%
Apple Hospitality REIT, Inc. (1)	411,185	7,282,086

Multi-Sector Holdings — 1.3%
PICO Holdings, Inc. (1)(2)	666,653	8,633,156

Specialized Finance — 2.1%
GAIN Capital Holdings, Inc.	1,619,391	13,376,170

Specialized REIT’s — 2.1%
LaSalle Hotel Properties (1)	208,592	6,562,304
Summit Hotel Properties, Inc. (1)	586,675	7,116,368

		13,678,672

Total Financials		57,688,823

Healthcare — 19.8%

Biotechnology — 1.2%
Eagle Pharmaceuticals, Inc. (2)	22,600	1,775,230
Vanda Pharmaceuticals, Inc. (1)(2)	502,307	5,922,200

		7,697,430

Healthcare Equipment — 6.8%
ABIOMED, Inc. (1)(2)	76,918	7,376,436
DexCom, Inc. (1)(2)	34,559	3,253,384
EndoChoice Holdings, Inc. (2)	212,555	3,592,180
Globus Medical, Inc., Class A (1)(2)	326,253	7,967,098
Hill-Rom Holdings, Inc. (1)	159,410	8,423,224
NxStage Medical, Inc. (1)(2)	753,966	13,096,390

		43,708,712

Healthcare Facilities — 2.6%
Acadia Healthcare Co., Inc. (1)(2)	120,513	8,801,064
HealthSouth Corp. (1)	194,343	8,298,446

		17,099,510

Healthcare Services — 1.3%
AMN Healthcare Services, Inc. (2)	250,396	8,413,306

Life Sciences Tools & Services — 3.2%
Albany Molecular Research, Inc. (1)(2)	432,600	8,626,044
ICON PLC, ADR (1)(2)	105,377	8,114,029
PRA Health Sciences, Inc. (1)(2)	96,541	3,632,838

		20,372,911

Managed Healthcare — 0.5%
Centene Corp. (1)(2)	48,945	3,020,885

Pharmaceuticals — 4.2%
Akorn, Inc. (1)(2)	76,751	3,053,922
Horizon Pharma PLC (1)(2)	335,301	9,797,495
Medicines Co. (1)(2)	107,160	4,393,560
Pacira Pharmaceuticals, Inc. (1)(2)	79,231	4,559,744
Phibro Animal Health Corp., Class A	157,878	5,573,094

		27,377,815

Total Healthcare		127,690,569

Industrials — 14.4%

Aerospace & Defense — 1.4%
Hexcel Corp. (1)	184,600	8,908,796

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Building Products — 3.7%
Builders FirstSource, Inc. (1)(2)	904,696	$13,398,548
Continental Building Products, Inc. (2)	170,338	3,405,056
Lennox International, Inc. (1)	63,600	7,507,344

		24,310,948

Human Resource & Employment Services — 1.6%
On Assignment, Inc. (1)(2)	287,564	10,346,553

Industrial Machinery — 1.3%
Barnes Group, Inc.	212,680	8,215,829

Office Services & Supplies — 1.1%
ARC Document Solutions, Inc. (1)(2)	1,056,600	7,015,824

Research & Consulting Services — 3.6%
Acacia Research Corp. (1)	1,355,325	12,902,694
Advisory Board Co. (1)(2)	217,967	10,599,735

		23,502,429

Security & Alarm Services — 0.5%
MiX Telematics, Ltd., ADR (1)(2)	504,815	3,069,275

Trading Companies & Distributors — 1.2%
Watsco, Inc.	62,065	7,600,480

Total Industrials		92,970,134

Information Technology — 25.7%

Application Software — 1.2%
Callidus Software, Inc. (1)(2)	442,577	6,979,439
RingCentral, Inc., Class A (2)	56,100	965,481

		7,944,920

Communications Equipment — 1.1%
CalAmp Corp. (1)(2)	143,550	2,385,801
Ruckus Wireless, Inc. (1)(2)	382,071	4,325,044

		6,710,845

Consulting & Other Services — 1.2%
Virtusa Corp. (1)(2)	149,971	7,936,465

Data Processing & Outsourced Services — 4.7%
Cardtronics, Inc. (1)(2)	338,975	11,694,638
MAXIMUS, Inc. (1)	155,875	9,438,231
VeriFone Systems, Inc. (1)(2)	281,400	8,790,936

		29,923,805

Internet Software & Services — 9.2%
Actua Corp. (1)(2)	813,024	11,569,332
Criteo SA, ADR (1)(2)	392,248	15,380,044
Endurance International Group Holdings, Inc. (1)(2)	386,117	5,903,729
j2 Global, Inc.	7,039	489,774
LogMeIn, Inc. (1)(2)	154,289	9,618,376
Monster Worldwide, Inc. (1)(2)	643,444	4,677,838
Shutterstock, Inc. (1)(2)	357,883	11,992,659

		59,631,752

Semiconductors — 1.8%
Cypress Semiconductor Corp. (1)(2)	597,700	5,977,000
Microsemi Corp. (1)(2)	174,900	5,554,824

		11,531,824

Systems Software — 6.5%
FleetMatics Group PLC (1)(2)	173,100	7,747,956
Proofpoint, Inc. (1)(2)	121,098	6,822,661
Rovi Corp. (1)(2)	580,600	6,427,242
Rubicon Project, Inc. (1)(2)	1,464,842	21,093,725

		42,091,584

Total Information Technology		165,771,195

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Materials — 1.8%

Steel — 1.8%
SunCoke Energy, Inc.	1,032,619	$11,854,466

Telecommunication Services — 4.1%

Alternative Carriers — 4.1%
8x8, Inc. (1)(2)	689,805	5,332,193
inContact, Inc. (1)(2)	2,849,347	21,512,570

Total Telecommunication Services		26,844,763

Total Common Stocks (identified cost $591,395,449)		637,338,960

Short-Term Investments — 50.1%

Collateral Pool Investments for Securities on Loan — 46.6%

Collateral pool allocation (3)		300,690,862

Mutual Funds — 3.5%
BMO Prime Money Market Fund, Class I, 0.050% (4)	22,731,181	22,731,181

Total Short-Term Investments (identified cost $323,422,043)		323,422,043

Total Investments — 148.7% (identified cost $914,817,492)		960,761,003
Other Assets and Liabilities — (48.7)%		(314,692,945)

Total Net Assets — 100.0%		$646,068,058

Global Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 96.8%

Austria — 0.9%
Flughafen Wien AG	267	$24,426
Oesterreichische Post AG	351	13,500

		37,926

Belgium — 0.9%
Ageas	248	10,115
bpost SA	1,210	29,423

		39,538

Bermuda — 2.4%
Bunge, Ltd.	241	17,461
Everest Re Group, Ltd. (1)	425	74,719
Giordano International, Ltd.	18,000	9,798

		101,978

Canada — 8.7%
Artis Real Estate Investment Trust	705	6,570
BCE, Inc.	1,193	48,242
Canadian Tire Corp., Ltd., Class A	139	13,122
Cogeco Cable, Inc.	101	5,098
Dollarama, Inc.	1,824	104,149
Emera, Inc.	550	19,047
First Capital Realty, Inc.	2,116	27,970
Fortis, Inc./Canada	1,365	37,030
Genworth MI Canada, Inc. (1)	2,022	46,846
High Liner Foods, Inc.	290	3,747
Laurentian Bank of Canada (1)	602	22,156
Medical Facilities Corp. (1)	462	5,619
Metro, Inc. (1)	255	6,734
National Bank of Canada	219	7,208
North West Co., Inc.	552	11,367

Description	Shares	Value
Common Stocks (continued)

Canada (continued)
Valener, Inc. (1)	676	$8,612

		373,517

France — 0.2%
Boiron SA	82	8,754

Germany — 2.7%
Fresenius Medical Care AG & Co. KGaA	870	66,656
Fresenius SE & Co. KGaA	712	50,351

		117,007

Guernsey — 2.4%
Amdocs, Ltd.	1,826	104,465

Hong Kong — 2.9%
CLP Holdings, Ltd.	10,000	83,090
PCCW, Ltd.	49,000	25,546
Television Broadcasts, Ltd.	4,100	15,356

		123,992

Ireland — 0.7%
ICON PLC, ADR (1)(2)	382	29,414

Israel — 4.3%
Bank Hapoalim BM	4,810	24,385
Bank Leumi Le-Israel BM (2)	19,254	70,131
Bezeq - The Israeli Telecommunication Corp., Ltd.	31,901	57,292
Elbit Systems, Ltd.	289	22,190
Ituran Location and Control, Ltd.	410	9,918

		183,916

Italy — 0.9%
ACEA SpA	994	13,663
Engineering SpA	134	8,036
Reply SpA	142	15,251

		36,950

Japan — 6.8%
Benesse Holdings, Inc. (1)	800	21,177
Canon Electronics, Inc.	1,800	31,653
Capcom Co., Ltd. (1)	500	11,724
Duskin Co., Ltd. (1)	1,800	35,785
Lion Corp. (1)	3,000	26,222
Megmilk Snow Brand Co., Ltd. (1)	2,200	41,705
Morinaga Milk Industry Co., Ltd.	8,000	38,766
Nippon Telegraph & Telephone Corp.	1,200	45,833
Nisshin Oillio Group, Ltd. (1)	5,000	18,789
Noevir Holdings Co., Ltd.	500	11,245
Okinawa Cellular Telephone Co.	300	8,880

		291,779

Malaysia — 2.8%
Public Bank Bhd	11,300	48,345
Telekom Malaysia Bhd	39,600	61,155
Tenaga Nasional Bhd	3,300	8,764

		118,264

Netherlands — 0.1%
Sligro Food Group NV	150	5,932

New Zealand — 4.5%
Air New Zealand, Ltd.	9,349	14,676
Argosy Property, Ltd.	21,060	14,809
Chorus, Ltd. (2)	3,903	6,338
Ebos Group, Ltd.	1,256	8,715
Fisher & Paykel Healthcare Corp., Ltd.	18,777	86,220
Infratil, Ltd.	7,695	14,612
Metlifecare, Ltd.	4,044	11,150
Ryman Healthcare, Ltd.	4,502	21,840

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Global Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

New Zealand (continued)
Summerset Group Holdings, Ltd.	6,131	$14,967

		193,327

Philippines — 2.0%
First Philippine Holdings Corp.	6,680	9,937
Globe Telecom, Inc.	535	29,376
Manila Electric Co.	6,370	38,566
Megaworld Corp.	67,000	6,191

		84,070

Portugal — 0.2%
REN - Redes Energeticas Nacionais SGPS SA	3,007	8,986

Singapore — 8.0%
Ascott Residence Trust (1)	9,200	8,109
CDL Hospitality Trusts	8,000	7,434
Frasers Centrepoint Trust (1)	19,000	26,192
Hutchison Port Holdings Trust, Class U (1)	29,000	15,208
Mapletree Industrial Trust	8,100	8,811
Mapletree Logistics Trust	47,000	32,537
Raffles Medical Group, Ltd. (1)	6,600	20,398
Religare Health Trust	26,000	17,394
SATS, Ltd.	12,800	32,221
Sheng Siong Group, Ltd.	14,000	8,571
Singapore Airlines, Ltd.	3,000	20,982
Singapore Post, Ltd. (1)	33,000	41,443
Singapore Telecommunications, Ltd.	21,200	56,517
StarHub, Ltd. (1)	7,900	20,468
Venture Corp., Ltd.	5,000	28,386

		344,671

South Korea — 1.1%
GS Home Shopping, Inc.	83	14,011
Kia Motors Corp.	787	32,249

		46,260

Switzerland — 1.8%
Intershop Holding AG	19	7,861
Metall Zug AG	3	8,154
Novartis AG	616	60,210

		76,225

Taiwan — 3.5%
Chunghwa Telecom Co., Ltd.	28,000	84,965
Far EasTone Telecommunications Co., Ltd.	4,000	8,778
Greatek Electronics, Inc.	9,000	7,286
Pegatron Corp.	3,000	7,773
Shinkong Synthetic Fibers Corp.	46,000	11,933
Taichung Commercial Bank Co., Ltd.	52,939	15,376
Taiwan Secom Co., Ltd.	5,075	14,147

		150,258

Thailand — 0.2%
Thai Beverage PCL	20,500	10,318

United Kingdom — 5.6%
AstraZeneca PLC	465	29,057
EMIS Group PLC	1,780	25,625
Greggs PLC	3,271	56,787
Halfords Group PLC	1,314	10,457
Lookers PLC	6,732	16,596
Next PLC	500	60,805
Primary Health Properties PLC	2,231	14,070
Redde PLC	10,093	24,607

		238,004

Description	Shares	Value
Common Stocks (continued)

United States — 33.2%
AmerisourceBergen Corp.	959	$95,938
Atrion Corp. (1)	36	13,932
Carter’s, Inc.	90	8,848
Cintas Corp.	866	73,601
Clorox Co. (1)	93	10,339
Consolidated Edison, Inc. (1)	1,081	68,006
Dr. Pepper Snapple Group, Inc. (1)	1,347	103,355
Edison International (1)	276	16,140
Entergy Corp.	194	12,674
Exelon Corp. (1)	2,367	72,809
Forrester Research, Inc. (1)	229	7,239
General Mills, Inc.	1,251	71,007
Heritage Insurance Holdings Inc (2)	484	8,504
ICU Medical, Inc. (2)	164	18,617
Johnson & Johnson	303	28,476
Kaiser Aluminum Corp. (1)	782	65,360
Kohl’s Corp. (1)	191	9,747
Laboratory Corporation of America Holdings (1)(2)	690	81,289
Magellan Health, Inc. (1)(2)	1,134	63,504
McKesson Corp. (1)	445	87,923
Merck & Co., Inc. (1)	1,410	75,929
Meridian Bancorp Inc (1)(2)	4,156	52,947
Navigators Group, Inc. (1)(2)	246	18,708
Northfield Bancorp, Inc. (1)	2,259	33,817
PepsiCo, Inc. (1)	840	78,061
Pfizer, Inc.	1,884	60,703
Portland General Electric Co. (1)	1,290	44,557
Verizon Communications, Inc. (1)	1,789	82,312
Wal-Mart Stores, Inc.	910	58,904

		1,423,246

Total Common Stocks (identified cost $4,021,505)		4,148,797

Preferred Stocks — 0.1%

Japan — 0.1%
Shinkin Central Bank	3	5,537

Total Preferred Stocks (identified cost $5,835)		5,537

Short-Term Investments — 28.9%

Collateral Investment for Securities on Loan — 25.9%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.189% (3)		1,110,528

Mutual Funds — 3.0%
State Street Institutional Liquid Reserves Fund, 0.120%	127,078	127,078

Total Short-Term Investments (identified cost $1,237,606)		1,237,606

Total Investments — 125.8% (identified cost $5,264,946)		5,391,940
Other Assets and Liabilities — (25.8)%		(1,105,858)

Total Net Assets — 100.0%		$4,286,082

Industry Allocation
Industry	Value	% of Total Net Assets
Aerospace/Defense	$22,190	0.5%
Agriculture	17,460	0.4
Airlines	35,658	0.8
Apparel	8,848	0.2

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Global Low Volatility Equity Fund (continued)

Industry	Value	% of Total Net Assets
Auto Manufacturers	$32,249	0.8%
Banks	187,601	4.4
Beverages	191,734	4.5
Commercial Services	191,765	4.5
Computers	104,465	2.4
Cosmetics/Personal Care	37,466	0.9
Electric	447,881	10.5
Electronics	46,076	1.1
Engineering & Construction	56,648	1.3
Food	254,832	6.0
Gas	8,612	0.2
Healthcare-Products	127,484	3.0
Healthcare-Services	365,188	8.5
Holding Companies-Diversified	8,154	0.2
Home Furnishings	31,653	0.7
Household Products/Wares	10,339	0.2
Insurance	158,892	3.7
Internet	23,288	0.5
Media	20,454	0.5
Mining	65,360	1.5
Pharmaceuticals	446,990	10.4
Real Estate	74,224	1.7
Real Estate Investment Trusts	103,722	2.4
Retail	306,161	7.1
Savings & Loans	86,765	2.0
Semiconductors	7,287	0.2
Software	37,349	0.9
Telecommunications	535,703	12.5
Textiles	11,933	0.3
Transportation	84,366	2.0

Total Common Stocks	4,148,797	96.8
Preferred Stocks	5,537	0.1
Collateral Investment for Securities on Loan	1,110,528	25.9
Mutual Funds	127,078	3.0

Total Investments	5,391,940	125.8
Other Assets and Liabilities	(1,105,858)	(25.8)

Total Net Assets	$4,286,082	100.0%

Pyrford Global Equity Fund

Description	Shares	Value
Common Stocks — 93.0%

Australia — 8.0%
Brambles, Ltd.	2,616	$18,241
Computershare, Ltd. (1)	2,125	14,895
Newcrest Mining, Ltd. (2)	1,002	8,041
QBE Insurance Group, Ltd.	994	9,313
Rio Tinto, Ltd.	231	8,260
Telstra Corp., Ltd. (1)	1,155	4,725
Woodside Petroleum, Ltd.	692	16,035
Woolworths, Ltd. (1)	808	15,173

		94,683

Belgium — 1.1%
Colruyt SA	259	12,606

Canada — 3.6%
Imperial Oil, Ltd.	489	17,265
Metro, Inc. (1)	747	19,726

Description	Shares	Value
Common Stocks (continued)

Canada (continued)
Saputo, Inc.	227	$5,228

		42,219

France — 3.8%
Air Liquide SA	128	15,258
Sanofi	175	17,209
TOTAL SA	278	12,648

		45,115

Germany — 1.0%
SAP AG	183	12,318

Hong Kong — 6.2%
ASM Pacific Technology, Ltd. (1)	1,800	13,993
China Mobile, Ltd.	1,500	18,298
CNOOC, Ltd.	11,000	13,808
Power Assets Holdings, Ltd.	1,500	12,860
VTech Holdings, Ltd. (1)	1,300	15,044

		74,003

Israel — 1.1%
Bezeq - The Israeli Telecommunication Corp., Ltd.	2,298	4,127
Teva Pharmaceutical Industries, Ltd.	129	8,326

		12,453

Japan — 3.0%
Japan Tobacco, Inc. (1)	222	7,899
KDDI Corp. (1)	300	7,445
Nihon Kohden Corp. (1)	300	5,966
Sumitomo Rubber Industries, Ltd. (1)	500	7,068
Toyota Tsusho Corp. (1)	300	6,887

		35,265

Malaysia — 4.6%
Axiata Group Bhd	14,900	21,721
Lafarge Malaysia Bhd	2,600	5,764
Magnum Bhd	8,900	5,509
Malayan Banking Bhd	10,295	21,461

		54,455

Netherlands — 1.0%
Unilever NV	293	11,717

Norway — 1.1%
Telenor ASA	661	13,174

Singapore — 4.3%
ComfortDelGro Corp., Ltd. (1)	6,000	11,888
Sembcorp Industries, Ltd. (1)	3,283	7,893
Singapore Technologies Engineering, Ltd. (1)	3,000	6,528
United Overseas Bank, Ltd.	1,000	13,635
Venture Corp., Ltd.	2,000	11,354

		51,298

Sweden — 2.2%
Assa Abloy AB, Class B	288	5,491
Atlas Copco AB, A Shares	356	8,931
Svenska Cellulosa AB SCA, B Shares	408	11,599

		26,021

Switzerland — 10.5%
Givaudan SA	3	5,159
Nestle SA	441	32,401
Novartis AG	273	26,684
Panalpina Welttransport Holding AG	66	8,306
Roche Holding AG	106	28,755
Schindler Holding AG	41	6,281
Syngenta AG	16	5,536
Zurich Insurance Group AG (2)	42	11,524

		124,646

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Pyrford Global Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Taiwan — 4.1%
Advantech Co., Ltd.	1,099	$6,996
Chunghwa Telecom Co., Ltd.	7,000	21,241
MediaTek, Inc.	2,000	15,428
Merida Industry Co., Ltd.	1,000	5,338

		49,003

United Kingdom — 7.8%
BP PLC	1,965	10,776
British American Tobacco PLC	289	15,386
GlaxoSmithKline PLC	877	17,966
Legal & General Group PLC	3,301	12,682
Royal Dutch Shell PLC, A Shares	462	12,007
SSE PLC	558	12,493
Vodafone Group PLC	3,159	10,901

		92,211

United States — 29.6%
Altria Group, Inc. (1)	447	23,950
Automatic Data Processing, Inc.	223	17,243
C.H. Robinson Worldwide, Inc. (1)	340	22,926
Coach, Inc. (1)	829	25,077
Exxon Mobil Corp. (1)	354	26,635
General Dynamics Corp.	193	27,412
Home Depot, Inc. (1)	242	28,183
Linear Technology Corp. (1)	649	26,142
McDonald’s Corp. (1)	307	29,171
Microsoft Corp.	912	39,690
Northrop Grumman Corp. (1)	71	11,626
Philip Morris International, Inc. (1)	489	39,022
T Rowe Price Group, Inc. (1)	468	33,640

		350,717

Total Common Stocks (identified cost $1,199,207)		1,101,904

Preferred Stocks — 0.9%

Germany — 0.9%
Fuchs Petrolub SE	244	10,528

Total Preferred Stocks (identified cost $10,670)		10,528

Short-Term Investments — 28.1%

Collateral Investment for Securities on Loan — 22.4%

State Street Navigator Securities Lending Prime Portfolio Fund, 0.189% (3)		265,634

Mutual Funds — 5.7%
State Street Institutional Liquid Reserves Fund, 0.120%	67,237	67,237

Total Short-Term Investments (identified cost $332,871)		332,871

Total Investments — 122.0% (identified cost $1,542,748)		1,445,303
Other Assets and Liabilities — (22.0)%		(261,070)

Total Net Assets — 100.0%		$1,184,233

Industry Allocation
Industry	Value	% of Total Net Assets
Aerospace/Defense	$39,037	3.3%
Agriculture	86,257	7.3
Auto Parts & Equipment	7,068	0.6
Banks	35,095	3.0
Building Materials	5,764	0.5
Chemicals	25,954	2.2
Commercial Services	35,483	3.0
Computers	21,891	1.8
Cosmetics/Personal Care	23,316	2.0
Distribution/Wholesale	6,887	0.6
Diversified Financial Services	33,640	2.8
Electric	25,354	2.1
Electronics	11,354	1.0
Engineering & Construction	6,528	0.5
Food	85,133	7.2
Hand/Machine Tools	6,281	0.5
Healthcare-Products	5,966	0.5
Holding Companies-Diversified	5,509	0.5
Insurance	33,518	2.8
Leisure Time	5,338	0.4
Machinery-Construction & Mining	8,931	0.7
Metal Fabricate/Hardware	5,490	0.5
Mining	16,301	1.4
Oil & Gas	109,174	9.2
Pharmaceuticals	98,941	8.4
Retail	82,432	7.0
Semiconductors	55,563	4.7
Shipbuilding	7,893	0.7
Software	52,009	4.4
Telecommunications	116,677	9.8
Transportation	43,120	3.6

Total Common Stocks	1,101,904	93.0
Preferred Stocks	10,528	0.9
Collateral Investment for Securities on Loan	265,634	22.4
Mutual Funds	67,237	5.7

Total Investments	1,445,303	122.0
Other Assets and Liabilities	(261,070)	(22.0)

Total Net Assets	$1,184,233	100.0%

Pyrford International Stock Fund

Description	Shares	Value
Common Stocks — 93.6%

Australia — 9.6%
Brambles, Ltd.	1,875,886	$13,079,964
Computershare, Ltd. (1)	1,578,516	11,064,635
Newcrest Mining, Ltd. (2)	744,907	5,978,151
QBE Insurance Group, Ltd.	774,050	7,251,870
Rio Tinto, Ltd.	162,315	5,803,740
Telstra Corp., Ltd.	831,089	3,400,233
Woodside Petroleum, Ltd.	510,851	11,837,512
Woolworths, Ltd. (1)	598,265	11,234,500

		69,650,605

Belgium — 2.7%
Colruyt SA	228,833	11,137,909
Proximus	244,721	8,771,724

		19,909,633

Finland — 1.0%
Kone OYJ, Class B	179,761	7,100,346

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

France — 7.0%
Air Liquide SA	95,609	$11,397,201
Legrand SA	125,927	7,233,069
Rubis SCA	100,534	7,122,454
Sanofi	152,803	15,025,928
TOTAL SA	218,333	9,933,114

		50,711,766

Germany — 5.4%
Brenntag AG	183,603	10,215,090
Deutsche Post AG	398,696	10,986,820
GEA Group AG	197,443	7,716,522
SAP AG	147,166	9,906,269

		38,824,701

Hong Kong — 6.6%
ASM Pacific Technology, Ltd. (1)	1,087,000	8,450,159
China Mobile, Ltd.	1,091,500	13,314,784
CNOOC, Ltd.	6,838,000	8,583,340
Power Assets Holdings, Ltd.	1,003,000	8,599,484
VTech Holdings, Ltd. (1)	797,400	9,227,928

		48,175,695

Israel — 1.6%
Bezeq—The Israeli Telecommunication Corp., Ltd.	2,564,893	4,606,399
Teva Pharmaceutical Industries, Ltd.	106,100	6,848,015

		11,454,414

Japan — 8.9%
Japan Tobacco, Inc. (1)	282,068	10,035,718
KDDI Corp.	454,800	11,286,253
Makita Corp. (1)	46,100	2,609,544
Mitsubishi Electric Corp.	1,047,000	10,406,415
Nihon Kohden Corp. (1)	486,000	9,664,940
Sumitomo Rubber Industries, Ltd. (1)	712,200	10,067,806
Toyota Tsusho Corp. (1)	445,400	10,225,154

		64,295,830

Malaysia — 3.6%
Axiata Group Bhd	7,103,100	10,355,011
Lafarge Malaysia Bhd	1,254,000	2,780,104
Magnum Bhd	4,236,500	2,622,204
Malayan Banking Bhd	4,902,071	10,218,665

		25,975,984

Netherlands — 4.1%
Koninklijke Vopak NV (1)	240,551	9,866,724
RELX NV	553,869	8,516,679
Unilever NV	280,668	11,223,558

		29,606,961

Norway — 1.8%
Telenor ASA (1)	668,936	13,331,956

Singapore — 4.5%
ComfortDelGro Corp., Ltd.	4,196,000	8,313,510
Sembcorp Industries, Ltd. (1)	2,382,000	5,726,583
Singapore Technologies Engineering, Ltd.	2,256,000	4,909,120
United Overseas Bank, Ltd.	551,000	7,512,750
Venture Corp., Ltd.	1,106,000	6,278,916

		32,740,879

Description	Shares	Value
Common Stocks (continued)

Sweden — 3.6%
Assa Abloy AB, Class B	270,063	$5,148,523
Atlas Copco AB, A Shares	380,406	9,543,708
Svenska Cellulosa AB SCA, B Shares	391,150	11,120,349

		25,812,580

Switzerland — 13.4%
Givaudan SA	2,980	5,124,972
Nestle SA	344,210	25,289,444
Novartis AG	203,421	19,883,210
Panalpina Welttransport Holding AG (1)	50,249	6,323,647
Roche Holding AG	81,510	22,111,830
Schindler Holding AG	31,895	4,885,760
Syngenta AG	12,675	4,385,902
Zurich Insurance Group AG (2)	34,730	9,528,884

		97,533,649

Taiwan — 3.6%
Advantech Co., Ltd.	888,218	5,654,396
Chunghwa Telecom Co., Ltd.	3,419,000	10,374,816
MediaTek, Inc.	1,001,000	7,721,860
Merida Industry Co., Ltd.	451,000	2,407,355

		26,158,427

United Kingdom — 16.2%
BP PLC	1,397,125	7,661,516
British American Tobacco PLC	245,388	13,063,880
GlaxoSmithKline PLC	589,434	12,075,173
Legal & General Group PLC	3,076,559	11,819,612
National Grid PLC	1,051,910	13,774,788
Royal Dutch Shell PLC, A Shares	379,703	9,868,527
Royal Dutch Shell PLC, B Shares	366,073	9,551,797
SKY PLC	608,186	9,709,427
SSE PLC	419,006	9,381,364
United Utilities Group PLC	756,290	9,854,627
Vodafone Group PLC	3,159,670	10,903,174

		117,663,885

Total Common Stocks (identified cost $720,252,588)		678,947,311

Preferred Stocks — 1.7%

Germany — 1.7%
Fuchs Petrolub SE	286,599	12,365,885

Total Preferred Stocks (identified cost $11,214,032)		12,365,885

Short-Term Investments — 9.8%

Collateral Investment for Securities on Loan — 5.6%

State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (3)		40,598,732

Mutual Funds — 4.2%
State Street Institutional Liquid Reserves Fund, 0.120%	30,710,286	30,710,286

Total Short-Term Investments (identified cost $71,309,018)		71,309,018

Total Investments — 105.1% (identified cost $802,775,638)		762,622,214
Other Assets and Liabilities — (5.1)%		(37,290,715)

Total Net Assets — 100.0%		$725,331,499

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Pyrford International Stock Fund (continued)

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$23,099,598	3.2%
Auto Parts & Equipment	10,067,806	1.4
Banks	17,731,414	2.4
Building Materials	2,780,105	0.4
Chemicals	31,123,165	4.3
Commercial Services	21,596,643	3.0
Computers	16,719,031	2.3
Cosmetics/Personal Care	22,343,906	3.1
Distribution/Wholesale	10,225,154	1.4
Electric	17,980,848	2.5
Electrical Components & Equipment	7,233,069	1.0
Electronics	6,278,917	0.9
Engineering & Construction	4,909,120	0.7
Food	47,661,854	6.6
Gas	20,897,242	2.9
Hand/Machine Tools	7,495,304	1.0
Healthcare-Products	9,664,940	1.3
Holding Companies-Diversified	2,622,204	0.4
Insurance	28,600,366	3.9
Leisure Time	2,407,355	0.3
Machinery-Construction & Mining	19,950,124	2.7
Machinery-Diversified	14,816,868	2.0
Media	9,709,427	1.3
Metal Fabricate/Hardware	5,148,523	0.7
Mining	11,781,890	1.6
Oil & Gas	57,435,806	7.9
Pharmaceuticals	75,944,156	10.5
Pipelines	9,866,724	1.4
Semiconductors	16,172,019	2.2
Shipbuilding	5,726,583	0.8
Software	9,906,269	1.4
Telecommunications	95,572,277	13.2
Transportation	25,623,977	3.5
Water	9,854,627	1.4

Total Common Stocks	678,947,311	93.6
Preferred Stocks	12,365,885	1.7
Collateral Investment for Securities on Loan	40,598,732	5.6
Mutual Funds	30,710,286	4.2

Total Investments	762,622,214	105.1
Other Assets and Liabilities	(37,290,715)	(5.1)

Total Net Assets	$725,331,499	100.0%

LGM Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 93.6%

Bermuda — 4.9%
Credicorp, Ltd. (1)	23,700	$2,606,526
Giordano International, Ltd.	3,400,000	1,850,778
Jardine Matheson Holdings, Ltd. (1)	57,700	2,882,754

		7,340,058

Brazil — 0.9%
CCR SA	313,900	1,287,919

Cayman Islands — 3.7%
Sands China, Ltd.	896,400	3,089,569
Want Want China Holdings, Ltd. (1)	3,029,000	2,435,521

		5,525,090

Description	Shares	Value
Common Stocks (continued)

Chile — 1.3%
Aguas Andinas SA, Class A	3,707,530	$1,923,622

Egypt — 4.1%
Commercial International Bank Egypt SAE GDR	878,991	4,922,350
Edita Food Industries SAE, GDR (2)	70,676	1,165,905

		6,088,255

Hong Kong — 1.8%
SJM Holdings, Ltd. (1)	2,967,000	2,672,408

India — 29.4%
Bata India, Ltd.	112,290	1,798,452
Container Corp. Of India, Ltd.	121,595	2,689,849
Emami, Ltd.	467,488	8,282,849
ICICI Bank, Ltd.	358,028	1,494,278
ITC, Ltd.	2,009,403	9,829,909
Mahindra & Mahindra Financial Services, Ltd.	1,265,629	4,810,335
Nestle India, Ltd.	37,400	3,353,511
Pidilite Industries, Ltd.	347,355	2,966,198
Titan Co., Ltd.	502,097	2,563,070
Yes Bank, Ltd.	584,558	6,047,402

		43,835,853

Indonesia — 9.4%
Bank Mandiri Persero Tbk PT	8,709,104	5,628,452
Bank Rakyat Indonesia Persero Tbk PT	1,123,900	846,756
Kalbe Farma Tbk PT	34,856,800	4,156,710
Unilever Indonesia Tbk PT	1,190,900	3,363,362

		13,995,280

Kenya — 0.9%
East African Breweries Ltd.	502,800	1,331,956

Malaysia — 0.5%
Public Bank Bhd	157,800	675,120

Mexico — 8.3%
Bolsa Mexicana de Valores SAB de C.V. (1)	1,702,511	2,607,608
Grupo Financiero Banorte SAB de C.V., Class O (1)	628,600	3,009,108
Grupo Herdez SAB de C.V.	973,222	2,387,657
Wal-Mart de Mexico SAB de C.V. (1)	1,819,559	4,388,875

		12,393,248

Nigeria — 1.4%
Guaranty Trust Bank PLC	18,475,191	2,124,746

Philippines — 10.5%
Metropolitan Bank & Trust Co.	2,755,994	4,932,655
Philippine Long Distance Telephone Co.	36,790	1,976,645
Universal Robina Corp.	2,109,120	8,697,482

		15,606,782

Singapore — 3.0%
Jardine Cycle & Carriage, Ltd. (1)	222,444	4,510,165

South Africa — 5.2%
Cashbuild, Ltd.	59,452	1,402,372
Clicks Group, Ltd.	271,889	1,876,909
Discovery, Ltd.	246,830	2,488,362
Life Healthcare Group Holdings, Ltd.	714,157	2,046,647

		7,814,290

(See Notes which are an integral part of the Financial Statements)

BMO Funds

LGM Emerging Markets Equity Fund (continued)

Description	Shares or Participation Units	Value
Common Stocks (continued)

South Korea — 1.1%
KT&G Corp.	17,430	$1,628,164

Taiwan — 1.1%
President Chain Store Corp.	172,000	1,149,788
St. Shine Optical Co., Ltd.	53,000	518,193

		1,667,981

Thailand — 2.4%
Advanced Info Service PCL	273,400	1,815,294
Bangkok Bank PCL	168,126	769,594
Kasikornbank PCL	186,269	937,768

		3,522,656

Turkey — 3.1%
BIM Birlesik Magazalar AS	266,603	4,618,818

Vietnam — 0.6%
Vietnam Dairy Products JSC	213,120	948,618

Total Common Stocks (identified cost $143,346,176)		139,511,029

Preferred Stocks — 1.4%

Chile — 1.4%
Coca-Cola Embonor SA	1,225,515	2,032,296

Total Preferred Stocks (identified cost $3,065,292)		2,032,296

Participation Notes — 2.2%

United States — 2.2%
Vietnam Dairy Products JSC, Issued by Citigroup Global Markets Holding, Maturity Date 1/15/2016 (2) (5)	721,807	3,211,056

Total Participation Notes (identified cost $3,447,950)		3,211,056

Short-Term Investments — 8.9%

Collateral Investment for Securities on Loan — 7.0%

State Street Navigator Securities Lending Prime Portfolio Fund, 0.189% (3)		10,468,643

Mutual Funds — 1.9%
State Street Institutional Liquid Reserves Fund, 0.120%	2,798,334	2,798,334

Total Short-Term Investments (identified cost $13,266,977)		13,266,977

Total Investments — 106.1% (identified cost $163,126,395)		158,021,358
Other Assets and Liabilities — (6.1)%		(9,021,460)

Total Net Assets — 100.0%		$148,999,898

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$11,458,073	7.7%
Apparel	1,798,452	1.2
Auto Manufacturers	4,810,335	3.2
Banks	33,994,755	22.8
Beverages	1,331,956	0.9
Commercial Services	1,287,919	0.9
Distribution/Wholesale	4,510,165	3.0
Diversified Financial Services	2,607,608	1.8
Food	23,607,512	15.8
Healthcare-Products	518,193	0.3
Healthcare-Services	2,046,647	1.4
Holding Companies-Diversified	2,882,754	1.9
Household Products/Wares	3,363,362	2.3
Insurance	2,488,362	1.7
Lodging	5,761,977	3.9
Miscellaneous Manufacturing	2,966,198	2.0
Pharmaceuticals	12,439,559	8.3
Retail	13,231,792	8.9
Telecommunications	3,791,939	2.5
Transportation	2,689,849	1.8
Water	1,923,622	1.3

Total Common Stocks	139,511,029	93.6
Preferred Stocks	2,032,296	1.4
Participation Notes	3,211,056	2.2
Collateral Investment for Securities on Loan	10,468,643	7.0
Mutual Funds	2,798,334	1.9

Total Investments	158,021,358	106.1
Other Assets and Liabilities	(9,021,460)	(6.1)

Total Net Assets	$148,999,898	100.0%

TCH Emerging Markets Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 67.9%

Azerbaijan — 2.4%
International Bank of Azerbaijan, 5.625%, 6/11/2019	$200,000	$184,140

Brazil — 2.2%
Samarco Mineracao SA, 4.125%, 11/1/2022 (6)(7)	200,000	172,250

British Virgin Islands — 2.7%
China Cinda Finance 2014, Ltd., 5.625%, 5/14/2024 (6)(7)	200,000	206,640

Canada — 2.9%
Pacific Exploration and Production Corp., 5.125%, 3/28/2023 (1)(6)(7)	200,000	101,000
Teck Resources, Ltd., 4.500%, 1/15/2021 (1)	150,000	119,686

		220,686

Cayman Islands — 1.7%
Odebrecht Finance, Ltd., 7.125%, 6/26/2042 (6)(7)	200,000	130,500

Chile — 2.7%
Empresa de Transporte de Pasajeros Metro SA, 4.750%, 2/4/2024 (6)(7)	200,000	206,725

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

TCH Emerging Markets Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Colombia — 7.0%
Bancolombia SA, 6.125%, 7/26/2020	$150,000	$155,767
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/2022	200,000	192,000
Ecopetrol SA, 5.375%, 6/26/2026	200,000	186,950

		534,717

Costa Rica — 2.7%
Banco de Costa Rica, 5.250%, 8/12/2018 (6)(7)	200,000	204,250

Hungary — 2.6%
Magyar Export-Import Bank Zrt, 4.000%, 1/30/2020 (6)(7)	200,000	202,750

Indonesia — 4.8%
Pelabuhan Indonesia II PT, 4.250%, 5/5/2025 (6)(7)	200,000	178,000
Perusahaan Gas Negara Persero Tbk PT, 5.125%, 5/16/2024 (6)(7)	200,000	194,260

		372,260

Kazakstan — 2.4%
Eurasian Development Bank, 4.767%, 9/20/2022 (6)(7)	200,000	185,724

Luxembourg — 2.3%
Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023 (6)(7)	200,000	180,308

Mexico — 11.9%
Alfa SAB de C.V., 6.875%, 3/25/2044 (6)(7)	200,000	198,500
America Movil SAB de C.V., 6.450%, 12/5/2022 (1)(8)	2,000,000	115,719
Cemex SAB de C.V., 7.250%, 1/15/2021 (1)(6)(7)	200,000	209,940
Empresas ICA SAB de C.V., 8.875%, 5/29/2024 (6)(7)	200,000	90,500
Grupo Idesa SA de C.V., 7.875%, 12/18/2020 (1)(6)(7)	200,000	208,500
Petroleos Mexicanos, 5.625%, 1/23/2046 (6)(7)	100,000	89,375

		912,534

Morocco — 2.7%
OCP SA, 6.875%, 4/25/2044 (6)(7)	200,000	206,984

Netherlands — 4.6%
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (6)(7)	200,000	174,279
Marfrig Holding Europe BV, 6.875%, 6/24/2019 (6)(7)	200,000	181,250

		355,529

Peru — 2.6%
Corp Financiera de Desarrollo SA, 4.750%, 7/15/2025 (6)(7)	200,000	199,936

Turkey — 7.7%
TC Ziraat Bankasi AS, 4.250%, 7/3/2019 (6)(7)	200,000	197,952
Turkiye Halk Bankasi AS, 4.750%, 6/4/2019 (6)(7)	200,000	199,500
Turkiye Vakiflar Bankasi TAO, 6.875%, 2/3/2025 (6)(7)(9)	200,000	192,320

		589,772

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

United States — 2.0%
Southern Copper Corp., 7.500%, 7/27/2035	$150,000	$156,054

Total Corporate Bonds & Notes (identified cost $5,575,706)		5,221,759

International Bonds — 29.0%

Armenia — 2.0%
Republic of Armenia, 6.000%, 9/30/2020 (1)(6)(7)	162,000	155,585

Bahrain — 2.3%
Bahrain Government International Bond, 6.000%, 9/19/2044 (6)(7)	200,000	175,000

Bolivia — 2.7%
Bolivian Government International Bond, 5.950%, 8/22/2023 (1)(6)(7)	200,000	208,000

Brazil — 0.4%
Brazilian Government International Bond, 12.500%, 1/5/2016 (8)	125,000	34,153

Costa Rica — 2.5%
Costa Rica Government International Bond, 7.158%, 3/12/2045 (6)(7)	200,000	188,500

Cote d’Ivoire — 2.4%
Ivory Coast Government International Bond, 5.375%, 7/23/2024 (6)(7)	200,000	182,700

Croatia — 2.0%
Croatia Government International Bond, 5.500%, 4/4/2023 (6)(7)	150,000	155,062

Ethiopia — 2.5%
Federal Democratic Republic of Ethiopia, 6.625%, 12/11/2024 (6)(7)	200,000	188,750

Kazakstan — 2.6%
Kazakhstan Government International Bond, 5.125%, 7/21/2025 (1)(6)(7)	200,000	196,000

Paraguay — 2.6%
Republic of Paraguay, 6.100%, 8/11/2044 (6)(7)	200,000	202,000

Peru — 1.9%
Peruvian Government International Bond, 4.125%, 8/25/2027	150,000	149,625

South Africa — 2.6%
ZAR Sovereign Capital Fund Propriety, Ltd., 3.903%, 6/24/2020 (6)(7)	200,000	201,500

Sri Lanka — 2.5%
Sri Lanka Government International Bond, 6.125%, 6/3/2025 (6)(7)	200,000	195,000

Total International Bonds (identified cost $2,283,677)		2,231,875

Short-Term Investments — 17.3%

Collateral Investment for Securities on Loan — 15.6%

State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (3)		1,199,025

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Emerging Markets Bond Fund (continued)

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 1.7%
State Street Institutional Liquid Reserves Fund, 0.120%	133,465	$133,465

Total Short-Term Investments (identified cost $1,332,490)		1,332,490

Total Investments — 114.2% (identified cost $9,191,873)		8,786,124
Other Assets and Liabilities — (14.2)%		(1,091,644)

Total Net Assets — 100.0%		$7,694,480

Industry Allocation
Industry	Value	% of Total Net Assets
Banks	$1,133,929	14.7%
Building Materials	209,940	2.7
Chemicals	415,484	5.4
Diversified Financial Services	406,576	5.3
Engineering & Construction	221,000	2.9
Food	181,250	2.4
Gas	194,260	2.5
Holding Companies-Diversified	198,500	2.6
Iron/Steel	172,250	2.2
Mining	275,740	3.6
Multi-National	185,724	2.4
Oil & Gas	557,633	7.3
Sovereign	202,750	2.6
Telecommunications	307,719	4.0
Transportation	559,004	7.3

Total Corporate Bonds & Notes	5,221,759	67.9
International Bonds	2,231,875	29.0
Collateral Investment for Securities on Loan	1,199,025	15.6
Mutual Funds	133,465	1.7

Total Investments	8,786,124	114.2
Other Assets and Liabilities	(1,091,644)	(14.2)

Total Net Assets	$7,694,480	100.0%

Alternative Strategies Fund

Description	Principal Amount	Value
Bank Loans — 11.4%

Canada — 0.1%
Hudson’s Bay Co., 4.750%, 8/10/2022 (9)(10)	$21,000	$21,066

France — 0.1%
Linxens France SA, 5.000%, 7/27/2022 (9)(10)	26,000	25,957
Linxens France SA, 9.500%, 7/15/2023 (9)(10)	18,000	17,932

		43,889

Germany — 0.0%
KP Germany Erste GmbH, 5.000%, 4/28/2020 (9)	5,389	5,403

Description	Principal Amount	Value
Bank Loans (continued)

Luxembourg — 0.1%
Travelport Finance Luxembourg Sarl, 5.750%, 9/2/2021 (9)	$25,870	$25,925

Netherlands — 0.2%
Amaya Holdings BV, 5.000%, 8/1/2021 (9)	79,799	79,226

Puerto Rico — 0.3%
Liberty Cablevision of Puerto Rico LLC, 4.500%, 1/7/2022 (9)	100,000	97,708

United Kingdom — 0.7%
Advanced Computer Software GR, 6.500%, 3/20/2022 (9)	199,000	199,497
Eden Bidco Ltd., 6.000%, 4/28/2022 (9)	33,000	32,876
Hyperion Insurance Group Ltd., 5.500%, 4/29/2022 (9)	8,920	8,965

		241,338

United States — 9.9%
21st Century Oncology Holdings, Inc, 6.500%, 4/30/2022 (9)	71,000	68,249
AF Borrower LLC, 6.250%, 1/28/2022 (9)	26,933	27,067
AF Borrower LLC, 10.000%, 1/28/2023 (9)	14,000	14,023
Alvogen Pharma US, Inc., 6.000%, 4/2/2022 (9)	7,900	7,880
AmeriLife Group LLC, 5.750%, 6/18/2022 (9)	13,000	13,016
AmeriLife Group LLC, 9.750%, 11/18/2022 (9)	19,000	18,715
Ancestry.com, Inc., 5.000%, 8/17/2022 (9)(10)	30,000	29,763
Answers Corp., 6.250%, 10/3/2021 (9)	38,000	32,617
Arch Coal, Inc., 6.000%, 5/16/2018 (9)	19,949	10,841
Aruba Investments, Inc., 4.500%, 2/2/2022 (9)	134,328	134,328
Ascend Learning LLC, 5.500%, 7/31/2019 (9)	96,510	96,631
Astoria Energy LLC, 5.000%, 12/24/2021 (9)	48,776	49,121
Astro AB Borrower, Inc., 4.500%, 4/30/2022 (9)	21,000	21,184
Asurion LLC, 8.500%, 3/3/2021 (9)	72,000	70,800
Asurion LLC, 5.000%, 8/4/2022 (9)	31,000	30,734
Auction.com LLC, 6.000%, 5/8/2022 (9)	73,815	73,630
BATS Global Markets Holdings, Inc., 5.750%, 1/31/2020 (9)	8,552	8,613
Builders FirstSource, Inc., 6.000%, 7/31/2022 (9)	41,000	40,872
Charter NEX US Holdings, Inc., 9.250%, 2/6/2023 (9)	250,000	251,875
Communications Sales & Leasing, Inc., 5.000%, 10/24/2022 (9)	12,000	11,505
Confie Seguros Holding II Co, 5.500%, 11/9/2018 (9)	11,000	11,021
CT Technologies Intermediate Holdings, Inc., 5.250%, 12/1/2021 (9)	14,000	14,023
Curo Health Services LLC, 6.500%, 2/7/2022 (9)	195,510	196,427
DTZ U.S. Borrower LLC, 5.500%, 11/4/2021 (9)(10)	9,000	8,932
Duff & Phelps Investment Management Co., 8.750%, 8/13/2021 (9)	69,000	69,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Alternative Strategies Fund (continued)

Description	Principal Amount	Value
Bank Loans (continued)

United States (continued)
EagleView Technology Corp., 5.250%, 7/22/2022 (9)	$37,000	$36,445
Emerging Markets Communications LLC, 6.750%, 6/9/2022 (9)	31,000	30,457
Fieldwood Energy LLC, 8.125%, 9/30/2020 (9)	98,000	37,730
GK Holdings, Inc., 6.500%, 1/20/2021 (9)	248,750	249,372
Horizon Global Corp., 7.000%, 5/11/2022 (9)	39,000	38,707
IG Investment Holdings LLC, 6.000%, 10/29/2021 (9)	497,449	498,693
Infiltrator Systems Integrated LLC, 9.750%, 5/19/2023 (9)	20,000	19,900
Jackson Hewitt, Inc., 8.000%, 7/24/2020 (9)	71,000	70,290
JC Penney Corp., Inc., 6.000%, 5/22/2018 (9)	22,941	22,934
Jeld-Wen, Inc., 5.000%, 6/18/2022 (9)	15,000	15,000
KIK Custom Products, Inc., 6.000%, 8/14/2022 (9)(10)	27,000	26,460
Klockner-Pentaplast of America, Inc., 5.000%, 4/28/2020 (9)	12,611	12,644
Merrill Communications LLC, 6.250%, 6/1/2022 (9)	12,000	11,985
MH Sub I LLC, 4.750%, 7/8/2021 (9)	28,927	28,945
National Surgical Hospitals, Inc., 4.500%, 6/1/2022 (9)	13,000	13,016
NEP/NCP Holdco, Inc., 9.750%, 7/22/2020 (9)	19,000	19,032
Oasis Outsourcing Holdings, Inc., 5.750%, 12/18/2021 (9)	96,000	96,480
Physio Control lnternational, Inc., 5.500%, 6/6/2022 (9)	6,000	6,019
Physio Control lnternational, Inc., 10.000%, 6/5/2023 (9)	20,000	19,975
PLZ Aeroscience Corp., 5.250%, 7/31/2022 (9)(10)	91,000	91,000
Prolampac Intermediate, Inc., 5.000%, 8/18/2022 (9)(10)	16,000	16,040
Raley’s, 7.250%, 4/10/2022 (9)	40,000	40,100
RCS Capital Corp., 6.500%, 4/29/2019 (9)	480,769	471,154
Riverbed Technology, Inc., 6.000%, 4/24/2022 (9)	38,903	39,016
Ryan LLC, 6.750%, 7/14/2020 (9)(10)	20,000	19,875
SITEL Worldwide Corp., 6.500%, 8/3/2022 (9)(10)	68,000	67,320
STG-Fairway Acquisition, Inc., 6.250%, 6/30/2022 (9)	48,067	48,007
Tier Oper Part LP, 5.750%, 8/18/2022 (9)	18,000	17,882
TouchTunes Interactive Networks, Inc., 5.750%, 5/29/2021 (9)	41,000	41,205
TTM Technologies, Inc., 6.000%, 5/31/2021 (9)	8,000	7,640
U.S. Farathane LLC, 6.750%, 12/23/2021 (9)	33,039	33,287
USAGM HoldCo LLC, 4.750%, 7/28/2022 (9)	2,174	2,152

Description	Shares or Principal Amount	Value
Bank Loans (continued)

United States (continued)
USAGM HoldCo LLC, 4.750%, 7/28/2022 (9)	$30,826	$30,525

		3,490,154

Total Bank Loans (identified cost $3,977,957)		4,004,709

Common Stocks — 53.1%

Bermuda — 0.1%
Syncora Holdings Ltd. (2)	5,234	3,659
Travelport Worldwide Ltd. (11)	1,476	19,557

		23,216

Canada — 2.0%
Magna International, Inc.	1,507	74,129
Valeant Pharmaceuticals International, Inc. (2)(11)	2,730	629,538

		703,667

Cayman Islands — 0.4%
Baidu, Inc. ADR (2)	961	141,507

France — 0.0%
Marie Brizard Wine & Spirits (2)	852	17,057

India — 0.3%
Videocon d2h Ltd. ADR (2)	9,540	104,368

Ireland — 2.4%
Allergan PLC (2)(11)	1,259	382,409
Medtronic PLC (11)	2,721	196,701
Seagate Technology PLC	1,715	88,151
Tyco International PLC (11)	5,150	186,893

		854,154

Israel — 0.2%
Teva Pharmaceutical Industries, Ltd. ADR	1,092	70,336

Japan — 0.5%
Nintendo Co., Ltd. ADR	6,900	176,743

Jersey — 1.2%
Delphi Automotive PLC (11)	3,512	265,226
Kennedy Wilson Europe Real Estate PLC	8,000	144,698

		409,924

Luxembourg — 0.2%
Intelsat SA (2)(11)	7,352	71,094

Netherlands — 0.7%
Altice NV, Class A (2)	1,184	33,780
LyondellBasell Industries NV, Class A (11)	2,460	210,035

		243,815

Spain — 0.2%
Merlin Properties Socimi SA (2)	7,800	90,224

United Kingdom — 0.5%
Diageo PLC, ADR	1,515	161,151

United States — 44.4%
AbbVie, Inc.	1,213	75,703
Aetna, Inc. (11)	1,840	210,717
Air Products & Chemicals, Inc. (11)	1,380	192,551
Alere, Inc. (2)	3,660	190,210
Allscripts Healthcare Solutions, Inc. (2)	7,355	101,278
Amazon.com, Inc. (2)	185	94,885
Anadarko Petroleum Corp. (11)	4,341	310,729

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Alternative Strategies Fund (continued)

Description	Shares	Value
Common Stocks (continued)

United States (continued)
Anthem, Inc.	155	$21,863
Assurant, Inc.	1,300	96,655
AT&T, Inc.	8,256	286,813
Atmel Corp.	13,825	112,950
AutoZone, Inc. (2)	87	62,291
Avis Budget Group, Inc. (2)	4,485	197,923
Baker Hughes, Inc.	1,072	60,032
Bank of America Corp.	7,100	116,014
Bloomin’ Brands, Inc.	6,500	134,550
Broadcom Corp., Class A	3,980	205,647
C.R. Bard, Inc.	725	140,498
Cablevision Systems Corp., Class A (11)	1,041	26,202
CBS Corp., Class B	2,283	103,283
Cerner Corp. (2)	376	23,222
Chubb Corp.	477	57,626
Churchill Downs, Inc. (11)	900	119,583
Cigna Corp. (11)	1,170	164,724
Citizens Financial Group, Inc. (11)	4,750	117,895
Coca-Cola Co.	4,700	184,804
Cognizant Technology Solutions Corp., Class A (2)	1,961	123,425
Computer Sciences Corp. (11)	3,740	231,843
ConocoPhillips (11)	3,929	193,110
CST Brands, Inc.	4,765	165,441
CVS Health Corp.	1,178	120,627
Danaher Corp.	596	51,864
Delta Air Lines, Inc. (11)	10,861	475,495
DISH Network Corp., Class A (2)(11)	905	53,639
Dollar Tree, Inc. (2)(11)	1,275	97,232
Dow Chemical Co.	2,372	103,799
Eastman Chemical Co. (11)	3,380	244,915
Edwards Lifesciences Corp. (2)	331	46,631
EMC Corp.	3,495	86,921
EnPro Industries, Inc. (11)	510	24,194
EOG Resources, Inc.	2,063	161,554
Equinix, Inc.	565	152,420
EW Scripps Co., Class A (11)	1,704	29,854
Facebook, Inc., Class A (2)	773	69,129
Google, Inc., Class A (2)(11)	408	264,311
Google, Inc., Class C (2)(11)	492	304,179
Graphic Packaging Holding Co. (11)	13,570	191,337
Gray Television, Inc. (2)(11)	5,602	64,927
Halliburton Co. (11)	6,328	249,007
Halozyme Therapeutics, Inc. (2)(11)	11,010	192,235
Hertz Global Holdings, Inc. (2)	7,020	129,379
Hewlett-Packard Co.	5,197	145,828
Honeywell International, Inc. (11)	3,115	309,226
Hospira, Inc. (2)	1,635	147,101
Humana, Inc.	376	68,729
Intrexon Corp. (2)(11)	3,720	165,540
Intuitive Surgical, Inc. (2)	94	48,029
Lexmark International, Inc., Class A	3,155	94,587
Loral Space & Communications, Inc. (2)(11)	1,564	84,784
Lowe’s Cos., Inc.	2,720	188,142
Macquarie Infrastructure Co. LLC (11)	1,677	132,013
Masco Corp. (11)	7,290	191,217
McGraw Hill Financial, Inc.	1,125	109,114
Mueller Water Products, Inc., Class A	21,000	187,950
Myriad Genetics, Inc. (2)	3,510	131,836
Nexstar Broadcasting Group, Inc., Class A (11)	640	29,747
Phillips 66 (11)	3,500	276,745
Pioneer Natural Resources Co. (11)	2,169	266,917

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United States (continued)
Pitney Bowes, Inc.	5,870	$116,285
Precision Castparts Corp.	648	149,202
Priceline Group, Inc. (2)	112	139,848
PTC, Inc. (2)	4,400	145,728
PVH Corp. (11)	1,625	193,342
Rite Aid Corp. (2)	13,395	110,509
SanDisk Corp. (11)	3,615	197,234
Sealed Air Corp. (11)	7,905	406,712
SemGroup Corp., Class A	4,280	235,400
Service Corp International	5,070	150,325
Sigma-Aldrich Corp. (11)	1,414	197,126
Sinclair Broadcast Group, Inc., Class A	543	14,542
Sirius XM Holdings, Inc. (2)	31,635	120,688
Southwest Airlines Co. (11)	6,580	241,486
Starwood Hotels & Resorts Worldwide, Inc.	1,625	116,139
STERIS Corp.	1,400	89,670
Theravance, Inc.	11,330	157,600
Tribune Media Co., Class A (11)	2,012	80,359
United Continental Holdings, Inc. (2)	1,359	77,422
United Rentals, Inc. (2)	1,425	98,795
United Therapeutics Corp. (2)	955	143,842
Valero Energy Corp.	1,992	118,205
Valspar Corp. (11)	3,030	222,099
Verint Systems, Inc. (2)(11)	2,950	157,323
Verizon Communications, Inc. (11)	5,852	269,251
Visa, Inc., Class A	1,700	121,210
Vista Outdoor, Inc. (2)(11)	4,410	206,212
Visteon Corp. (2)(11)	1,525	151,981
VMware, Inc., Class A (2)	1,749	138,433
Walgreens Boots Alliance, Inc.	1,825	157,954
Western Digital Corp. (11)	1,669	136,791
WL Ross Holding Corp. (2)	33,100	344,240
WR Grace & Co. (2)(11)	3,120	308,693
Wyndham Worldwide Corp. (11)	2,695	206,114
Zimmer Biomet Holdings, Inc.	618	64,000
Zoetis, Inc.	1,800	80,766

		15,679,147

Total Common Stocks (identified cost $18,706,413)		18,746,403

Convertible Bond — 0.1%

United States — 0.1%
Cobalt International Energy, Inc., 3.125%, 5/15/2024	$75,000	51,516

Total Convertible Bonds (identified cost $50,244)		51,516

Corporate Bonds & Notes — 1.6%

Bermuda — 0.0%
Syncora Holdings Ltd., 6.880%, 9/29/2049 (9)	17,000	6,715

Canada — 0.2%
Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp., 6.500%, 4/1/2019	78,000	70,590

Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 5.500%, 8/1/2023	49,000	43,365

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Alternative Strategies Fund (continued)

Description	Shares, Contracts or Principal Amount	Value
Corporate Bonds & Notes (continued)

United States — 1.3%
WideOpenWest Finance LLC / WideOpenWest Capital Corp., 10.250%, 7/15/2019	$20,000	$20,775
Avaya, Inc., 7.000%, 4/1/2019 (6)(7)	36,000	32,490
Avaya, Inc., 10.500%, 3/1/2021 (6)(7)	18,000	12,015
Constellis Holdings LLC / Constellis Finance Corp., 9.750%, 5/15/2020 (6)(7)	14,000	13,212
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 11.750%, 3/1/2022 (6)(7)	64,268	68,847
SiTV LLC / SiTV Finance, Inc., 10.375%, 7/1/2019 (6)(7)	53,000	41,605
PriSo Acquisition Corp., 9.000%, 5/15/2023 (6)(7)	14,000	13,790
Sun Products Corp., 7.750%, 3/15/2021 (6)(7)	60,000	54,300
Builders FirstSource, Inc., 10.750%, 8/15/2023 (6)(7)	28,000	28,560
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.000%, 6/1/2020 (6)(7)	48,200	39,644
OPE KAG Finance Sub, Inc., 7.875%, 7/31/2023 (6)(7)	34,000	34,765
Wayne Merger Sub LLC, 8.250%, 8/1/2023 (6)(7)	41,800	40,755
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/2023 (6)(7)	17,000	17,489
DISH DBS Corp., 5.000%, 3/15/2023	16,000	14,170

		432,417

Total Corporate Bonds & Notes (identified cost $564,407)		553,087

Exchange Traded Funds — 0.7%

United States — 0.7%
PowerShares DB U.S. Dollar Index Bullish Fund (2)	9,500	238,070

Total Exchange Traded Funds (identified cost $227,903)		238,070

Purchased Call Options — 0.1%

United States — 0.1%
Western Digital Corp., Exercise Price: $90.00, 10/16/2015 (2)	15	1,650
United Therapeutics Corp., Exercise Price: $150.00, 1/15/2016 (2)	4	7,260
Theravance, Inc., Exercise Price: $15.00, 9/18/2015 (2)	29	1,595
Pfizer, Inc., Exercise Price: $35.00, 9/18/2015 (2)	20	120
Market Vectors Semiconductor E, Exercise Price: $55.00, 2/19/2016 (2)	3	368
Intuitive Surgical, Inc., Exercise Price: $555.00, 9/18/2015 (2)	3	660
Hewlett-Packard Co., Exercise Price: $34.00, 11/20/2015 (2)	12	180
Cigna Corp., Exercise Price: $155.00, 1/15/2016 (2)	5	1,750

Description	Shares, Contracts or Principal Amount	Value
Purchased Call Options (continued)

United States (continued)
Avago Technologies Ltd., Exercise Price: $125.00, 1/15/2016 (2)	1	$1,465
Aetna, Inc., Exercise Price: $130.00, 1/15/2016 (2)	6	2,250
S&P 500 Index, Exercise Price: $2,060.00, 9/18/2015 (2)	13	6,630
HCA Holdings, Inc., Exercise Price: $65.00, 1/15/2016 (2)	7	16,170
Cigna Corp., Exercise Price: $140.00, 1/15/2016 (2)	2	1,900
SanDisk Corp., Exercise Price: $92.50, 1/15/2016 (2)	4	48

Total Purchased Call Options (identified cost $77,829)		42,046

Purchased Put Options — 0.1%

United States — 0.1%
iShares Russell 2000 ETF, Exercise Price: $108.00, 12/31/2015 (2)	46	18,952
Apple, Inc., Exercise Price: $120.00, 12/18/2015 (2)	8	9,760

Total Purchased Put Options (identified cost $23,316)		28,712

Short-Term Investments — 33.9%

Mutual Funds — 19.7%
State Street Institutional Liquid Reserves Fund, 0.120%	6,970,298	6,970,298

U.S. Treasury Bills — 14.2%
United States Treasury Bill, 0.005%, 9/24/2015 (11)(12)	5,000,000	5,000,030

Total Short-Term Investments (identified cost $11,970,283)		11,970,328

Total Investments — 101.0% (identified cost $35,598,352)		35,634,871
Other Assets and Liabilities — 29.6%		10,426,951
Short Securities and Written Options (see summary below) — (30.6)%		(10,789,732)

Total Net Assets — 100.0%		$35,272,090

Short Securities — (30.6)%

Bank Loans — (0.0)%

United States — (0.0)%
Fieldwood Energy LLC, 8.125%, 9/30/2018 (9)	$(21,000)	(18,546)

Total Bank Loans (proceeds $(19,005))		(18,546)

Common Stocks — (24.2)%

Australia — (0.4)%
BHP Billiton Ltd. ADR	(3,837)	(141,317)

Canada — (0.5)%
Calfrac Well Services Ltd.	(8,500)	(29,720)
Canadian Western Bank	(2,100)	(39,427)
Home Capital Group, Inc.	(3,100)	(64,799)
National Bank of Canada	(900)	(29,622)

		(163,568)

Denmark — (0.2)%
Coloplast A/S, Class B	(1,300)	(88,330)

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Alternative Strategies Fund (continued)

Description	Shares	Value
Common Stocks (continued)

France — (0.2)%
Pernod Ricard SA	(550)	$(57,627)

Germany — (0.2)%
Deutsche Lufthansa AG (2)	(7,150)	(87,102)

India — (0.7)%
Infosys Ltd. ADR	(10,808)	(185,357)
Tata Motors Ltd. ADR (2)	(2,900)	(73,428)

		(258,785)

Ireland — (0.6)%
Accenture PLC, Class A	(935)	(88,142)
Allergan PLC (2)	(434)	(131,823)

		(219,965)

Luxembourg — (0.2)%
ArcelorMittal	(7,200)	(56,736)

Netherlands — (0.7)%
Schlumberger Ltd.	(3,153)	(243,948)

Singapore — (0.1)%
Avago Technologies Ltd.	(342)	(43,082)

Switzerland — (0.1)%
ACE Ltd.	(287)	(29,320)

Taiwan — (0.2)%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	(2,800)	(55,664)

United Kingdom — (0.5)%
Aon PLC	(783)	(73,163)
Royal Mail PLC	(15,450)	(109,340)

		(182,503)

United States — (19.6)%
3M Co.	(430)	(61,120)
Abbott Laboratories	(873)	(39,538)
Actuant Corp., Class A	(2,700)	(57,888)
Adobe Systems, Inc. (2)	(1,615)	(126,891)
AmerisourceBergen Corp.	(1,702)	(170,268)
Antero Resources Corp. (2)	(1,363)	(35,220)
Apple, Inc.	(2,355)	(265,550)
Applied Industrial Technologies, Inc.	(1,250)	(52,925)
AT&T, Inc.	(8,256)	(286,813)
Baxter International, Inc.	(2,638)	(101,431)
Campbell Soup Co.	(1,600)	(76,784)
Cardinal Health, Inc.	(1,381)	(113,615)
Chevron Corp.	(2,555)	(206,929)
Coach, Inc.	(366)	(11,071)
Cobalt International Energy, Inc. (2)	(1,898)	(15,203)
Corning, Inc.	(11,659)	(200,651)
Cummins, Inc.	(1,780)	(216,715)
Cyberonics, Inc. (2)	(1,000)	(65,340)
Danaher Corp.	(1,230)	(107,035)
DaVita HealthCare Partners, Inc. (2)	(2,026)	(153,247)
Deere & Co.	(1,100)	(89,958)
Devon Energy Corp.	(562)	(23,975)
Domtar Corp.	(2,000)	(80,420)
Electronic Arts, Inc. (2)	(1,646)	(108,883)
Exxon Mobil Corp.	(850)	(63,954)
Fastenal Co.	(1,425)	(54,919)
Gannett Co., Inc. (2)	(2,500)	(32,775)
Globe Specialty Metals, Inc.	(4,500)	(61,830)
HCA Holdings, Inc. (2)	(402)	(34,821)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United States (continued)
HCP, Inc.	(831)	$(30,797)
Health Care REIT, Inc.	(1,591)	(100,790)
Hess Corp.	(2,088)	(124,132)
Howard Hughes Corp. (2)	(450)	(56,516)
International Business Machines Corp.	(1,281)	(189,447)
J.C. Penney Co., Inc. (2)	(9,909)	(90,271)
L Brands, Inc.	(1,025)	(85,998)
Lear Corp.	(600)	(61,674)
LinkedIn Corp., Class A (2)	(691)	(124,795)
Marathon Oil Corp.	(5,143)	(88,922)
Marathon Petroleum Corp.	(1,918)	(90,741)
Marriott International, Inc., Class A	(850)	(60,061)
Maxim Integrated Products, Inc.	(1,800)	(60,606)
Monsanto Co.	(2,026)	(197,839)
Motorola Solutions, Inc.	(1,031)	(66,829)
National Oilwell Varco, Inc.	(6,698)	(283,526)
Occidental Petroleum Corp.	(2,488)	(181,649)
Omnicom Group, Inc.	(2,135)	(143,002)
Outerwall, Inc.	(1,541)	(94,926)
Parker-Hannifin Corp.	(1,895)	(204,016)
Pennsylvania Real Estate Investment Trust	(3,650)	(72,416)
Praxair, Inc.	(975)	(103,106)
Primerica, Inc.	(3,448)	(146,506)
Progressive Corp.	(2,000)	(59,920)
Regions Financial Corp.	(6,400)	(61,376)
Skechers U.S.A., Inc., Class A (2)	(200)	(28,148)
Skyworks Solutions, Inc.	(1,026)	(89,621)
Sonic Corp.	(3,400)	(91,800)
Stryker Corp.	(1,161)	(114,533)
Union Pacific Corp.	(930)	(79,738)
United Parcel Service, Inc., Class B	(1,157)	(112,981)
UnitedHealth Group, Inc.	(1,762)	(203,863)
Ventas, Inc.	(1,109)	(61,017)
Viacom, Inc., Class B	(1,334)	(54,387)
W.W. Grainger, Inc.	(655)	(146,353)
Waddell & Reed Financial, Inc., Class A	(1,825)	(71,303)
Webster Financial Corp.	(1,800)	(63,684)
Workday, Inc., Class A (2)	(1,257)	(88,317)

		(6,901,375)

Total Common Stocks (proceeds $(9,189,006))		(8,529,322)

Corporate Bonds & Notes — (0.4)%

United States — (0.4)%
APX Group, Inc., 8.750%, 12/1/2020	$(50,000)	(44,250)
SandRidge Energy, Inc., 8.750%, 6/1/2020 (6)(7)	(43,000)	(29,670)
SESI LLC, 7.125%, 12/15/2021	(26,000)	(26,069)
Sungard Availability Services Capital, Inc., 8.750%, 4/1/2022 (6)(7)	(54,000)	(36,315)

Total Corporate Bonds & Notes (proceeds $(133,329))		(136,304)

Exchange Traded Funds — (4.7)%

United States — (4.7)%
Consumer Discretionary Select Sector SPDR Fund	(2,395)	(179,577)
Energy Select Sector SPDR Fund	(3,785)	(251,438)
Health Care Select Sector SPDR Fund	(1,560)	(109,964)
Industrial Select Sector SPDR Fund	(250)	(12,823)

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Alternative Strategies Fund (continued)

Description	Shares or Contracts	Value
Exchange Traded Funds (continued)

United States (continued)
iShares MSCI Japan ETF	(7,400)	$(89,688)
iShares Nasdaq Biotechnology ETF	(88)	(30,095)
iShares Russell 2000 ETF	(2,140)	(246,528)
iShares Russell 2000 Growth ETF	(765)	(109,540)
iShares Russell 2000 Value ETF	(280)	(26,236)
iShares Russell Mid-Cap Growth ETF	(1,255)	(115,987)
iShares Russell Mid-Cap Value ETF	(2,835)	(197,770)
SPDR S&P 500 ETF Trust	(1,426)	(281,877)

Total Exchange Traded Funds (proceeds $(1,760,637))		(1,651,523)

Written Call Options — (0.1)%

Germany — 0.0%
EURO STOXX 50 Index, Exercise Price: €3,525.00, 9/18/2015 (2)	(60)	(2,895)

United States — (0.1)%
Valeant Pharmaceuticals International, Inc., Exercise Price: $240.00, 10/16/2015 (2)	(4)	(3,680)
Valeant Pharmaceuticals International, Inc., Exercise Price: $250.00, 9/18/2015 (2)	(1)	(170)
Valeant Pharmaceuticals International, Inc., Exercise Price: $240.00, 9/18/2015 (2)	(1)	(462)
SemGroup Corp., Class A, Exercise Price: $85.00, 10/16/2015 (2)	(1)	(28)
Sealed Air Corp., Exercise Price: $52.50, 10/16/2015 (2)	(8)	(1,160)
Sealed Air Corp., Exercise Price: $52.50, 9/18/2015 (2)	(8)	(800)
Seagate Technology PLC, Exercise Price: $52.50, 9/18/2015 (2)	(2)	(218)
SanDisk Corp., Exercise Price: $65.00, 9/18/2015 (2)	(2)	(40)
SanDisk Corp., Exercise Price: $62.50, 9/18/2015 (2)	(2)	(96)
SanDisk Corp., Exercise Price: $60.00, 9/18/2015 (2)	(2)	(160)
Masco Corp., Exercise Price: $28.00, 10/16/2015 (2)	(7)	(280)
Masco Corp., Exercise Price: $27.00, 10/16/2015 (2)	(3)	(225)
Masco Corp., Exercise Price: $26.00, 9/18/2015 (2)	(4)	(380)
LyondellBasell Industries NV, Class A, Exercise Price: $105.00, 9/18/2015 (2)	(4)	(20)
Intrexon Corp., Exercise Price: $55.00, 10/16/2015 (2)	(1)	(215)
Intrexon Corp., Exercise Price: $60.00, 10/16/2015 (2)	(2)	(175)
Intrexon Corp., Exercise Price: $50.00, 10/16/2015 (2)	(9)	(2,115)
Intrexon Corp., Exercise Price: $45.00, 10/16/2015 (2)	(4)	(1,800)
Intrexon Corp., Exercise Price: $45.00, 9/18/2015 (2)	(2)	(520)

Description	Contracts	Value
Written Call Options (continued)

United States (continued)
Intrexon Corp., Exercise Price: $60.00, 9/18/2015 (2)	(3)	$(135)
Intrexon Corp., Exercise Price: $55.00, 9/18/2015 (2)	(5)	(200)
Halozyme Therapeutics, Inc., Exercise Price: $17.00, 12/18/2015 (2)	(5)	(1,575)
Halozyme Therapeutics, Inc., Exercise Price: $24.00, 9/18/2015 (2)	(5)	(50)
Halozyme Therapeutics, Inc., Exercise Price: $23.00, 9/18/2015 (2)	(5)	(65)
Halozyme Therapeutics, Inc., Exercise Price: $20.00, 9/18/2015 (2)	(11)	(550)
Halozyme Therapeutics, Inc., Exercise Price: $19.00, 9/18/2015 (2)	(11)	(495)
Halozyme Therapeutics, Inc., Exercise Price: $17.00, 9/18/2015 (2)	(1)	(140)
Delta Air Lines, Inc., Exercise Price: $47.00, 9/18/2015 (2)	(12)	(420)
Alere, Inc., Exercise Price: $55.00, 11/20/2015 (2)	(4)	(892)
S&P 500 Index, Exercise Price: $2,090.00, 9/18/2015 (2)	(33)	(5,940)
United Rentals, Inc., Exercise Price: $100.00, 9/18/2015 (2)	(4)	(20)
Valeant Pharmaceuticals International, Inc., Exercise Price: $220.00, 10/16/2015 (2)	(3)	(6,225)
Valeant Pharmaceuticals International, Inc., Exercise Price: $230.00, 10/16/2015 (2)	(7)	(9,870)

		(39,121)

Total Written Call Options (proceeds $(132,053))		(42,016)

Written Put Options — (1.2)%

Germany — (0.2)%
EURO STOXX 50 Index, Exercise Price: €3,300.00, 9/18/2015 (2)	(60)	(74,129)

United States — (1.0)%
iShares Russell 2000 ETF, Exercise Price: $90.00, 12/31/2015 (2)	(46)	(5,612)
S&P 500 Index, Exercise Price: $2,015.00, 9/18/2015 (2)	(33)	(201,630)
S&P 500 Index, Exercise Price: $2,060.00, 9/18/2015 (2)	(13)	(130,650)

		(337,892)

Total Written Put Options (proceeds $(169,115))		(412,021)

Total Short Securities and Written Options (proceeds $(11,403,145))		$(10,789,732)

Industry Allocation
Industry	Value	% of Total Net Assets
Airlines	$794,403	2.3%
Auto Parts & Equipment	491,337	1.4
Banks	233,909	0.7
Beverages	363,011	1.0

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Alternative Strategies Fund (continued)

Industry Allocation
Industry	Value	% of Total Net Assets
Biotechnology	$791,053	2.2%
Building Materials	191,217	0.5
Chemicals	1,479,217	4.2
Commercial Services	837,107	2.4
Computers	1,104,780	3.1
Diversified Financial Services	121,210	0.3
Electronics	496,119	1.4
Entertainment	119,583	0.3
Healthcare-Products	827,604	2.3
Healthcare-Services	466,033	1.3
Holding Companies-Diversified	344,240	1.0
Insurance	157,940	0.5
Internet	1,013,858	2.9
Lodging	322,252	0.9
Media	627,609	1.8
Metal Fabricate/Hardware	337,152	1.0
Miscellaneous Manufacturing	24,194	0.1
Office/Business Equipment	116,285	0.3
Oil & Gas	1,327,260	3.8
Oil & Gas Services	309,039	0.9
Packaging & Containers	598,049	1.7
Pharmaceuticals	1,385,853	3.9
Pipelines	235,400	0.7
Real Estate	234,922	0.6
Real Estate Investment Trusts	152,420	0.4
Retail	1,436,300	4.1
Semiconductors	318,597	0.9
Software	565,985	1.6
Telecommunications	745,722	2.1
Toys/Games/Hobbies	176,743	0.5

Total Common Stocks	18,746,403	53.1
Bank Loans	4,004,709	11.4
Convertible Bonds	51,516	0.1
Corporate Bonds & Notes	553,087	1.6
Exchange Traded Funds	238,070	0.7
Purchased Call Options	42,046	0.1
Purchased Put Options	28,712	0.1
Short-Term Investments	11,970,328	33.9

Total Investments	35,634,871	101.0
Other Assets and Liabilities	10,426,951	29.6
Short Securities and Written Options	(10,789,732)	(30.6)

Total Net Assets	$35,272,090	100.0%

Advertising	(143,002)	(0.4)
Airlines	(87,102)	(0.2)
Apparel	(28,148)	(0.1)
Auto Manufacturers	(73,428)	(0.2)
Auto Parts & Equipment	(61,674)	(0.2)
Banks	(258,908)	(0.7)
Beverages	(57,627)	(0.2)
Chemicals	(300,945)	(0.8)
Computers	(728,496)	(2.1)
Distribution/Wholesale	(201,273)	(0.6)
Diversified Financial Services	(71,303)	(0.2)
Electronics	(200,651)	(0.6)
Food	(76,784)	(0.2)
Forest Products & Paper	(80,420)	(0.2)
Healthcare-Products	(476,669)	(1.3)
Healthcare-Services	(391,931)	(1.1)

Industry	Value	% of Total Net Assets
Insurance	$(308,909)	(0.9)%
Internet	(124,795)	(0.3)
Iron/Steel	(56,736)	(0.2)
Lodging	(60,061)	(0.2)
Machinery-Diversified	(359,598)	(1.0)
Media	(87,162)	(0.2)
Mining	(203,147)	(0.6)
Miscellaneous Manufacturing	(323,024)	(0.9)
Oil & Gas	(830,725)	(2.4)
Oil & Gas Services	(557,194)	(1.6)
Pharmaceuticals	(455,244)	(1.3)
Real Estate	(56,515)	(0.2)
Real Estate Investment Trusts	(265,020)	(0.7)
Retail	(374,066)	(1.1)
Semiconductors	(248,973)	(0.7)
Software	(324,090)	(0.9)
Telecommunications	(353,643)	(1.0)
Transportation	(302,059)	(0.9)

Total Common Stocks	(8,529,322)	(24.2)
Bank Loans	(18,546)	(0.0)
Corporate Bonds & Notes	(136,304)	(0.4)
Exchange Traded Funds	(1,651,523)	(4.7)
Written Call Options	(42,016)	(0.1)
Written Put Options	(412,021)	(1.2)

Total Short Securities and Written Options	$(10,789,732)	(30.6)%

Ultra Short Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 98.1%

Alabama — 3.7%
Bessemer Governmental Utility Services Corp., 0.300%, 12/1/2030 (6)(7)(9)	$5,085,000	$5,085,000
Health Care Authority for Baptist Health, 0.500%, 11/1/2042 (9)	14,125,000	14,125,000
Rib Floater Trust Various States, 0.100%, 9/1/2026, Call 9/1/2022 (6)(7)(9)	8,000,000	8,000,000
Other securities		1,228,121

		28,438,121

Arizona — 1.6%
Arizona Health Facilities Authority:
1.870%, 2/5/2020, Call 8/9/2019 (9)	3,250,000	3,344,867
1.870%, 2/5/2020, Call 8/9/2019 (9)	750,000	771,892
Scottsdale Industrial Development Authority, 5.000%, 9/1/2016	140,000	146,299
Scottsdale Industrial Development Authority, FSA, 1.720%, 9/1/2045 (9)(13)	4,275,000	4,275,000
Other securities		3,521,492

		12,059,550

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Arkansas — 2.3%
Arkansas Development Finance Authority:
0.730%, 9/1/2044, Call 9/1/2015 (9)	$6,000,000	$6,000,000
1.120%, 9/1/2019, Call 3/1/2019 (9)	3,000,000	3,007,860
Little Rock Metrocentere Improvement District No. 1, 0.020%, 12/1/2025, Call 9/1/2015 (9)	5,700,000	5,700,000
Other securities		2,691,429

		17,399,289

California — 13.2%
Austin Trust:
0.210%, 1/1/2039, Call 1/1/2019 (6)(7)(9)	10,000,000	10,000,000
0.260%, 5/15/2036, Call 5/15/2018 (9)	5,000,000	5,000,000
Austin Trust, AGM NATL-RE, 0.240%, 8/1/2032 (9)	6,920,000	6,920,000
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (9)	8,000,000	8,024,000
1.120%, 4/1/2024, Call 10/1/2023 (9)	1,750,000	1,737,190
Deutsche Bank Spears/Lifers Trust:
0.230%, 8/15/2041, Call 8/15/2023 (6)(7)(9)	250,000	250,000
0.320%, 8/1/2047 (6)(7)(9)	16,159,000	16,159,000
Northern California Gas Authority No. 1:
0.790%, 7/1/2017 (9)	65,000	64,797
0.820%, 7/1/2019 (9)	7,500,000	7,463,475
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.300%, 8/1/2037, Call 8/1/2017 (6)(7)(9)	2,500,000	2,500,000
State of California, FSA, 0.200%, 8/1/2027 (6)(7)(9)	7,445,000	7,445,000
Tender Option Bond Trust Receipts/Certificates, 0.120%, 4/1/2021 (6)(7)(9)	5,000,000	5,000,000
Other securities		30,477,315

		101,040,777

Colorado — 1.5%
E-470 Public Highway Authority, 1.200%, 8/31/2017, Call 3/1/2017 (9)	4,600,000	4,620,378
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	100,000	104,338
Other securities		6,942,479

		11,667,195

Connecticut — 0.8%
State of Connecticut, 0.250%, 1/1/2017, Call 9/1/2015 (9)	5,000,000	5,000,000
Other securities		1,306,825

		6,306,825

Description	Principal Amount	Value
Municipals (continued)

Delaware — 0.0%
Other securities		$202,822

District of Columbia — 1.9%
Deutsche Bank Spears/Lifers Trust, 0.270%, 6/1/2031, Call 6/1/2021 (6)(7)(9)	$8,185,000	8,185,000
District of Columbia, AGC, 0.220%, 7/15/2017 (6)(7)(9)	5,160,000	5,160,000
Other securities		1,040,465

		14,385,465

Florida — 3.2%
City of Gulf Breeze, 1.750%, 12/1/2015 (9)	9,000,000	9,029,430
Other securities		15,562,148

		24,591,578

Georgia — 3.7%
Appling County Development Authority:
0.250%, 9/1/2029, Call 9/1/2015 (9)	9,200,000	9,200,000
0.250%, 9/1/2041, Call 9/1/2015 (9)	6,000,000	6,000,000
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.250%, 10/1/2024, Call 10/1/2017 (6)(7)(9)	4,000,000	4,000,000
Other securities		9,470,658

		28,670,658

Guam — 0.0%
Other securities		311,952

Idaho — 1.2%
Idaho Housing & Finance Association, 0.270%, 1/1/2038, Call 9/2/2015 (9)	9,100,000	9,100,000
Other securities		131,085

		9,231,085

Illinois — 7.4%
Chicago Board of Education, 4.020%, 3/1/2017, Call 9/1/2016 (9)	4,250,000	4,178,217
Deutsche Bank Spears/Lifers Trust, FGIC, 0.250%, 1/1/2030 (6)(7)(9)	9,085,000	9,085,000
Tender Option Bond Trust Receipts/Certificates, 0.170%, 2/15/2017 (6)(7)(9)	5,000,000	5,000,000
Town of Cicero, 4.000%, 1/1/2016	2,670,000	2,701,880
Town of Cicero, AGM, 4.000%, 1/1/2017	1,900,000	1,978,318
Other securities		33,454,795

		56,398,210

Indiana — 3.1%
Indiana Finance Authority, 2.200%, 2/1/2016, Call 10/2/2015	4,450,000	4,454,984
Tender Option Bond Trust Receipts/Certificates, 0.370%, 4/15/2018 (6)(7)(9)	8,500,000	8,500,000
Other securities		10,972,835

		23,927,819

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Iowa — 0.4%
Other securities		$3,001,950

Kansas — 0.2%
Other securities		1,730,087

Kentucky — 1.3%
Deutsche Bank Spears/Lifers Trust, NATL-RE, 0.280%, 9/1/2042, Call 9/1/2017 (6)(7)(9)	$3,000,000	3,000,000
Kentucky State Property & Building Commission, AGC, 0.220%, 2/1/2027, Call 2/1/2019 (6)(7)(9)	5,990,000	5,990,000
Other securities		683,094

		9,673,094

Louisiana — 3.1%
Deutsche Bank Spears/Lifers Trust, 0.230%, 10/1/2040, Call 10/1/2020 (6)(7)(9)	7,000,000	7,000,000
East Baton Rouge Sewerage Commission, 0.632%, 8/1/2018, Call 2/1/2018 (9)	6,355,000	6,376,670
Other securities		10,218,710

		23,595,380

Maryland — 0.1%
Other securities		616,037

Massachusetts — 0.4%
Other securities		2,722,205

Michigan — 3.3%
Other securities		24,990,779

Minnesota — 1.1%
Other securities		8,800,982

Mississippi — 1.2%
Mississippi Business Finance Corp., 0.960%, 12/1/2036, Call 9/1/2015 (9)	8,000,000	8,000,000
Other securities		1,594,532

		9,594,532

Missouri — 1.5%
Howard Bend Levee District, XLCA, 0.280%, 3/1/2027 (9)	7,130,000	7,130,000
Other securities		4,352,201

		11,482,201

Nebraska — 0.4%
Other securities		3,223,800

Nevada — 0.4%
Deutsche Bank Spears/Lifers Trust, FSA AMBAC, 0.270%, 6/15/2022, Call 6/15/2017 (6)(7)(9)	2,720,000	2,720,000

New Hampshire — 0.1%
Other securities		765,774

New Jersey — 9.1%
Deutsche Bank Spears/Lifers Trust, 0.230%, 3/1/2034 (6)(7)(9)	11,920,000	11,920,000

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Economic Development Authority:
0.320%, 11/1/2031, Call 9/1/2015 (9)	$7,610,000	$7,610,000
0.320%, 11/1/2040, Call 9/1/2015 (9)	4,900,000	4,900,000
0.320%, 11/1/2040, Call 9/1/2015 (9)	5,970,000	5,970,000
1.720%, 2/1/2016, Call 9/22/2015 (9)	3,300,000	3,300,198
1.820%, 2/1/2018, Call 8/1/2017 (9)	500,000	493,235
2.032%, 2/1/2018, Call 8/1/2017 (9)	1,750,000	1,758,138
5.000%, 6/15/2017	250,000	261,720
New Jersey Health Care Facilities Financing Authority:
0.320%, 7/1/2038, Call 9/1/2015 (9)	3,900,000	3,900,000
3.250%, 7/1/2016	515,000	526,814
New Jersey Health Care Facilities Financing Authority, AGC, 0.410%, 7/1/2038, Call 7/1/2019 (6)(7)(9)	7,002,902	7,002,902
New Jersey State Turnpike Authority, 0.554%, 1/1/2017, Call 7/1/2016 (9)	5,000,000	5,003,250
New Jersey Transportation Trust Fund Authority:
1.020%, 12/15/2019, Call 6/15/2019 (9)	5,000,000	4,757,550
5.000%, 12/15/2017	1,200,000	1,262,040
New Jersey Transportation Trust Fund Authority, FGIC, 0.210%, 12/15/2030 (6)(7)(9)	1,440,000	1,440,000
Other securities		9,985,548

		70,091,395

New Mexico — 0.7%
New Mexico Municipal Energy Acquisition Authority, 0.876%, 8/1/2019, Call 2/1/2019 (9)	5,500,000	5,509,240

New York — 7.2%
City of New York, AGM, 0.200%, 11/1/2026 (9)	10,000,000	10,000,000
Metropolitan Transportation Authority, 0.626%, 11/1/2015 (9)	300,000	299,979
Metropolitan Transportation Authority, AGM:
0.387%, 11/1/2022, Call 9/3/2015 (9)(13)	3,250,000	3,140,377
0.396%, 11/1/2022, Call 9/2/2015 (9)(13)	3,800,000	3,671,685
0.730%, 5/15/2018, Call 11/15/2017 (9)	4,650,000	4,611,637
New York State Energy Research & Development Authority, 0.148%, 4/1/2020, Call 9/30/2015 (9)(13)	145,000	136,627

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
New York State Energy Research & Development Authority, NATL-RE, 0.159%, 12/1/2020, Call 9/9/2015 (9)(13)	$7,350,000	$6,911,815
Oswego City School District, SAW, 1.000%, 4/21/2016	5,950,000	5,969,278
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.550%, 12/1/2025, Call 9/1/2015 (6)(7)(9)	6,330,000	6,330,000
Other securities		13,802,942

		54,874,340

North Carolina — 0.3%
Other securities		1,935,823

North Dakota — 1.2%
Other securities		9,039,537

Ohio — 2.5%
County of Montgomery, 0.190%, 5/1/2034, Call 5/1/2019 (6)(7)(9)	7,000,000	7,000,000
Lancaster Port Authority, 0.846%, 8/1/2019, Call 2/1/2019 (9)	5,000,000	4,977,150
State of Ohio, 0.350%, 1/15/2045, Call 10/2/2015 (9)	5,500,000	5,500,000
Other securities		1,602,032

		19,079,182

Oklahoma — 0.1%
Other securities		643,429

Oregon — 0.5%
Other securities		4,226,981

Pennsylvania — 7.0%
Butler County Hospital Authority:
0.220%, 10/1/2032, Call 10/1/2015 (9)	10,645,000	10,645,000
0.220%, 10/1/2042, Call 10/1/2015 (9)	1,570,000	1,570,000
Pennsylvania Turnpike Commission:
0.620%, 12/1/2017, Call 6/1/2017 (9)	100,000	99,776
0.700%, 12/1/2018, Call 6/1/2018 (9)	6,000,000	5,977,380
1.170%, 12/1/2019, Call 6/1/2019 (9)	2,225,000	2,245,381
Pennsylvania Turnpike Commission, AGC, 5.000%, 6/1/2017	600,000	643,128
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.260%, 6/1/2034 (6)(7)(9)	7,020,000	7,020,000
Other securities		25,486,248

		53,686,913

Puerto Rico — 0.2%
Other securities		1,570,572

Description	Principal Amount	Value
Municipals (continued)

Rhode Island — 0.1%
Other securities		$1,070,910

South Carolina — 0.4%
Other securities		2,728,975

South Dakota — 0.0%
Other securities		355,000

Tennessee — 0.1%
Other securities		698,545

Texas — 7.6%
Port of Port Arthur Navigation District:
0.300%, 12/1/2039, Call 9/1/2015 (9)	$9,700,000	9,700,000
0.300%, 4/1/2040, Call 9/1/2015 (9)	1,250,000	1,250,000
0.300%, 11/1/2040, Call 9/1/2015 (9)	10,000,000	10,000,000
Texas Transportation Commission, 0.250%, 4/1/2026, Call 9/1/2015 (9)	9,000,000	9,000,000
Other securities		28,090,919

		58,040,919

Utah — 0.2%
Other securities		1,791,543

Vermont — 0.0%
Other securities		129,279

Virginia — 0.2%
Other securities		1,573,684

Washington — 1.8%
Barclays Capital Municipal Trust Receipts, 0.150%, 6/1/2034, Call 6/1/2019 (6)(7)(9)	11,320,000	11,320,000
Other securities		2,152,959

		13,472,959

West Virginia — 0.0%
Other securities		294,879

Wisconsin — 1.8%
Other securities		13,790,105

Total Municipals (identified cost $751,772,605)		752,152,377

Mutual Funds — 0.3%

New York — 0.3%
Other securities		2,000,840

Total Mutual Funds (identified cost $2,000,000)		2,000,840

Short-Term Investments — 1.3%

Mutual Funds — 0.4%
Other securities		2,807,077

Short-Term Municipals — 0.9%

Alabama — 0.1%
Other securities		400,000

Colorado — 0.0%
Other securities		215,264

Illinois — 0.1%
Other securities		482,350

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund* (continued)

Description	Value
Short-Term Municipals (continued)

New Jersey — 0.0%
Other securities	$202,524

New York — 0.3%
Other securities	2,353,955

Ohio — 0.3%
Other securities	2,879,748

Wisconsin — 0.1%
Other securities	568,028

Total Short-Term Municipals	7,101,869

Total Short-Term Investments (identified cost $9,906,294)	9,908,946

Total Investments — 99.7% (identified cost $763,678,899)	764,062,163
Other Assets and Liabilities — 0.3%	2,619,633

Total Net Assets — 100.0%	$766,681,796

Short Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 96.7%

Alabama — 0.4%
Other securities		$518,540

Alaska — 0.7%
Other securities		884,341

Arizona — 1.7%
Other securities		2,210,567

Arkansas — 0.8%
Other securities		1,087,596

California — 8.2%
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2020	$675,000	777,944
Northern California Gas Authority No. 1:
0.790%, 7/1/2017 (9)	70,000	69,781
0.820%, 7/1/2019 (9)	1,040,000	1,034,935
State of California:
0.834%, 12/1/2017, Call 6/1/2017 (9)	250,000	252,840
0.964%, 12/3/2018, Call 6/1/2018 (9)	610,000	619,748
Other securities		7,955,567

		10,710,815

Colorado — 4.0%
Colorado Educational & Cultural Facilities Authority:
2.500%, 12/15/2019 (6)(7)	590,000	585,953
3.000%, 10/1/2017	380,000	393,277
3.000%, 11/15/2017	200,000	208,368
Colorado Health Facilities Authority:
1.875%, 11/6/2019 (9)	400,000	398,160
4.000%, 12/1/2018	250,000	265,625
4.500%, 2/1/2019	250,000	265,993
5.125%, 11/15/2021, Call 11/15/2016 (9)	50,000	52,559

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
E-470 Public Highway Authority, 1.200%, 8/31/2017, Call 3/1/2017 (9)	$550,000	$552,436
E-470 Public Highway Authority, NATL-RE:
4.500%, 9/1/2016	120,000	124,267
5.000%, 9/1/2017, Call 9/1/2016	300,000	311,814
Other securities		2,063,285

		5,221,737

Connecticut — 0.5%
Other securities		676,053

Delaware — 0.1%
Other securities		185,555

Florida — 6.2%
Brevard County Health Facilities Authority:
5.000%, 4/1/2020	500,000	569,290
5.000%, 4/1/2021	400,000	460,296
Miami-Dade County School Board Foundation, Inc.:
5.000%, 5/1/2018	300,000	329,682
5.000%, 5/1/2019	225,000	252,862
Miami-Dade County School Board, AMBAC, 5.000%, 8/1/2023, Call 8/1/2018	100,000	110,203
Sumter County Industrial Development Authority:
4.000%, 7/1/2017	500,000	523,835
5.000%, 7/1/2020	235,000	262,575
5.000%, 7/1/2020	300,000	337,533
Other securities		5,327,243

		8,173,519

Georgia — 2.8%
Other securities		3,631,097

Idaho — 0.2%
Other securities		257,398

Illinois — 9.4%
Chicago Board of Education, 4.020%, 3/1/2017, Call 9/1/2016 (9)	1,000,000	983,110
Town of Cicero, 5.000%, 1/1/2020	500,000	557,695
Town of Cicero, AGM, 4.000%, 1/1/2017	250,000	260,305
Other securities		10,445,865

		12,246,975

Indiana — 3.4%
City of Whiting, 1.850%, 10/1/2019 (9)	1,000,000	997,650
County of Lake:
2.000%, 7/15/2017	245,000	244,998
2.000%, 1/15/2018	520,000	528,944
Other securities		2,646,878

		4,418,470

Kansas — 0.7%
Other securities		925,447

Kentucky — 0.9%
Deutsche Bank Spears/Lifers Trust, NATL-RE, 0.280%, 9/1/2042, Call 9/1/2017 (6)(7)(9)	1,000,000	1,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Kentucky (continued)
Other securities		$227,110

		1,227,110

Louisiana — 1.1%
Other securities		1,468,039

Maine — 0.2%
Other securities		254,901

Maryland — 0.3%
Other securities		443,841

Massachusetts — 0.6%
Other securities		825,628

Michigan — 4.7%
Michigan Finance Authority, 5.000%, 7/1/2016	$725,000	747,004
Michigan State Hospital Finance Authority:
5.000%, 11/15/2018, Call 11/15/2016	200,000	210,356
5.000%, 11/15/2020, Call 11/15/2019	520,000	588,583
Other securities		4,594,277

		6,140,220

Minnesota — 0.6%
Other securities		833,561

Mississippi — 1.4%
Other securities		1,827,978

Missouri — 2.4%
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.035%, 12/1/2022, Call 9/1/2015 (9)(13)	805,000	753,135
Other securities		2,408,775

		3,161,910

Nebraska — 0.2%
Other securities		305,933

Nevada — 1.1%
Las Vegas Valley Water District, 0.250%, 6/1/2036, Call 9/1/2015 (9)	1,000,000	1,000,000
Other securities		377,914

		1,377,914

New Hampshire — 0.2%
Other securities		270,930

New Jersey — 3.7%
New Jersey Economic Development Authority:
1.720%, 2/1/2016, Call 9/22/2015 (9)	850,000	850,051
2.032%, 2/1/2018, Call 8/1/2017 (9)	250,000	251,162
New Jersey Higher Education Student Assistance Authority:
4.875%, 12/1/2024, Call 12/1/2019	435,000	466,181
5.000%, 12/1/2017	370,000	399,023
5.000%, 6/1/2018	100,000	108,767

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Transportation Trust Fund Authority:
1.020%, 12/15/2019, Call 6/15/2019 (9)	$475,000	$451,967
4.000%, 12/15/2019	75,000	76,957
5.000%, 6/15/2019	150,000	159,267
New Jersey Transportation Trust Fund Authority, AGM-CR, 5.250%, 12/15/2019	250,000	272,125
Other securities		1,805,149

		4,840,649

New Mexico — 1.7%
City of Farmington, 1.875%, 4/1/2020 (9)	1,000,000	998,470
Other securities		1,264,087

		2,262,557

New York — 8.7%
Long Island Power Authority, 0.782%, 11/1/2018, Call 5/1/2018 (9)	1,000,000	1,001,320
Long Island Power Authority, NATL-RE, 5.000%, 5/1/2017	150,000	160,296
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	150,000	158,177
Metropolitan Transportation Authority, AGM:
0.387%, 11/1/2022, Call 9/3/2015 (9)(13)	525,000	507,292
0.396%, 11/1/2022, Call 9/2/2015 (9)(13)	950,000	917,921
New York City Transit Auth/Metropolitan Transportation Auth/Triborough Bridge & Tunnel, AMBAC:
0.527%, 1/1/2030, Call 9/7/2015 (9)(13)	600,000	561,254
0.542%, 1/1/2030, Call 10/2/2015 (9)(13)	125,000	116,188
0.544%, 1/1/2030, Call 9/2/2015 (9)(13)	125,000	116,845
0.546%, 1/1/2030, Call 9/7/2015 (9)(13)	625,000	581,203
New York City Transitional Finance Authority, 0.140%, 11/1/2022 (9)	1,000,000	1,000,000
New York State Energy Research & Development Authority, NATL-RE, 0.159%, 12/1/2020, Call 9/9/2015 (9)(13)	1,000,000	940,383
New York State Housing Finance Agency, FNMA/FHLMC COLL, 0.900%, 11/1/2017	705,000	703,942
State of New York, AGM, 0.225%, 3/15/2021, Call 9/3/2015 (9)(13)	25,000	24,294
State of New York, NATL-RE FGIC:
0.225%, 2/15/2022, Call 9/3/2015 (9)(13)	630,000	606,314
0.225%, 2/13/2032, Call 9/3/2015 (9)(13)	70,000	63,318
Other securities		3,872,028

		11,330,775

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

North Carolina — 1.7%
State of North Carolina, State Appropriation, 5.000%, 5/1/2019, Call 5/1/2018	$700,000	$775,292
Other securities		1,438,343

		2,213,635

North Dakota — 1.1%
Other securities		1,482,132

Ohio — 1.2%
Other securities		1,507,903

Oklahoma — 0.3%
Other securities		344,972

Oregon — 0.1%
Other securities		100,866

Pennsylvania — 6.8%
Commonwealth of Pennsylvania:
5.000%, 4/15/2020, Call 4/15/2019	600,000	676,134
5.000%, 3/15/2022	275,000	320,345
North Penn Water Authority, 0.626%, 11/1/2019, Call 5/1/2019 (9)	800,000	794,680
Pennsylvania Turnpike Commission:
0.700%, 12/1/2018, Call 6/1/2018 (9)	90,000	89,661
1.170%, 12/1/2019, Call 6/1/2019 (9)	600,000	605,496
Pennsylvania Turnpike Commission, AMBAC, 5.000%, 12/1/2024, Call 6/1/2016	250,000	258,710
Scranton School District, SAW, 1.128%, 4/2/2018, Call 10/2/2017 (9)	1,000,000	1,004,910
State Public School Building Authority, SAW, 0.926%, 9/1/2018, Call 3/1/2018 (9)	750,000	749,415
Other securities		4,384,080

		8,883,431

Puerto Rico — 0.2%
Other securities		192,890

Rhode Island — 0.5%
Tobacco Settlement Financing Corp., 2.250%, 6/1/2041, Call 6/1/2025	720,000	710,258

South Carolina — 0.9%
RBC Municipal Products, Inc. Trust, 0.170%, 7/1/2018 (6)(7)(9)	1,000,000	1,000,000
Other securities		184,972

		1,184,972

Tennessee — 0.7%
Other securities		875,088

Texas — 7.6%
City of The Colony, 6.000%, 2/15/2019	795,000	922,113
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2016 (9)	730,000	735,139
Port of Port Arthur Navigation District, 0.300%, 12/1/2039, Call 9/1/2015 (9)	1,000,000	1,000,000

Description	Shares or Principal Amount	Value
Municipals (continued)

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	$700,000	$707,630
5.000%, 2/15/2022, Call 2/15/2017	90,000	95,384
Tarrant County Cultural Education Facilities Finance Corp., NATL-RE, 5.000%, 2/15/2021, Call 2/15/2017	180,000	190,742
Texas Municipal Gas Acquisition & Supply Corp., 5.625%, 12/15/2017	735,000	775,609
Texas Municipal Gas Acquisition & Supply Corp. I, 0.742%, 12/15/2017, Call 9/1/2015 (9)	25,000	24,613
Other securities		5,518,117

		9,969,347

Utah — 0.6%
Salt Lake City Corp., AMBAC, 0.114%, 5/15/2020, Call 9/1/2015 (9)(13)	800,000	771,162

Vermont — 0.3%
Other securities		383,186

Virgin Islands — 0.1%
Other securities		155,778

Virginia — 2.1%
Henrico County Economic Development Authority, AGM, 0.334%, 8/23/2027, Call 9/1/2015 (9)(13)	1,350,000	1,266,590
Peninsula Ports Authority, 0.010%, 7/1/2016 (9)	1,000,000	1,000,000
Other securities		505,291

		2,771,881

Washington — 1.1%
Other securities		1,393,419

Wisconsin — 4.5%
Arcadia School District, 3.000%, 3/15/2019, Call 3/15/2017	700,000	720,818
City of Menasha:
4.300%, 9/1/2015	200,000	200,000
4.400%, 9/1/2017	500,000	500,000
Wisconsin Health & Educational Facilities Authority:
2.750%, 5/1/2017	130,000	130,988
3.250%, 5/1/2018	200,000	202,390
4.000%, 8/15/2016	750,000	768,120
4.000%, 3/1/2017	150,000	156,203
4.000%, 8/15/2018	300,000	317,190
5.000%, 3/1/2020	200,000	222,480
Other securities		2,631,169

		5,849,358

Total Municipals (identified cost $125,798,868)		126,510,334

Mutual Funds — 0.6%
BMO Ultra Short Tax-Free Fund (4)	84,425	851,005

Total Mutual Funds (identified cost $851,848)		851,005

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Short Tax-Free Fund* (continued)

Description	Shares or Principal Amount	Value
Short-Term Investments — 2.3%

Mutual Funds — 2.3%
BMO Tax-Free Money Market Fund, Class I, 0.040% (4)	2,946,935	$2,946,935

Total Short-Term Investments (identified cost $2,946,935)		2,946,935

Total Investments — 99.6% (identified cost $129,597,651)		130,308,274
Other Assets and Liabilities — 0.4%		567,676

Total Net Assets — 100.0%		$130,875,950

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 17.0%

Automobiles — 6.7%
AmeriCredit Auto Receivables Trust:
Class C, (Series 2012-1), 2.670%, 1/8/2018	$1,389,523	$1,395,319
Class C, (Series 2012-4), 1.930%, 8/8/2018	2,000,000	2,010,964
Capital Auto Receivables Asset Trust, Class A2, (Series 2013-4), 0.850%, 2/21/2017	544,393	544,193
CPS Auto Receivables Trust:
Class A, (Series 2012-A), 2.780%, 6/17/2019 (6)(7)	760,278	768,394
Class A, (Series 2012-D), 1.480%, 3/16/2020 (6)(7)	264,501	265,025
Class A, (Series 2013-A), 1.310%, 6/15/2020 (6)(7)	744,551	742,797
Ford Credit Auto Lease Trust:
Class A3, (Series 2014-B), 0.890%, 9/15/2017	1,420,000	1,419,556
Class B, (Series 2014-A), 1.160%, 8/15/2017	500,000	499,761
GM Financial Leasing Trust:
Class A3, (Series 2014-1A), 1.010%, 5/22/2017 (6)(7)	2,000,000	2,001,678
Class A3, (Series 2015-2), 1.680%, 12/20/2018	2,500,000	2,513,045
Harley-Davidson Motorcycle Trust:
Class A3, (Series 2015-1), 1.410%, 6/15/2020	1,000,000	1,002,220
Class A3, (Series 2015-2), 1.300%, 3/16/2020	1,000,000	1,000,137
Mercedes Benz Auto Lease Trust, Class A4, (Series 2013-B), 0.760%, 7/15/2019	635,000	635,192
Santander Drive Auto Receivables Trust:
Class A3, (Series 2014-4), 1.080%, 9/17/2018	1,990,000	1,988,207
Class C, (Series 2012-4), 2.940%, 12/15/2017	1,580,225	1,593,073
Class C, (Series 2013-A), 3.120%, 10/15/2019 (6)(7)	940,000	956,054
Toyota Auto Receivables Owner Trust, Class A4, (Series 2012-A), 0.990%, 8/15/2017	226,136	226,253

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Automobiles (continued)
Volkswagen Auto Lease Trust, Class A3, (Series 2015-A), 1.250%, 12/20/2017	$500,000	$500,463
Volkswagen Auto Loan Enhanced Trust, Class A3, (Series 2014-1), 0.910%, 10/22/2018	2,165,000	2,158,133

		22,220,464

Credit Cards — 1.4%
Cabela’s Credit Card Master Trust, Class A1, (Series 2015-2), 2.250%, 7/17/2023	1,000,000	1,002,563
Capital One Multi-Asset Execution Trust, Class A3, (Series 2013-A3), 0.960%, 9/16/2019	1,600,000	1,600,758
World Financial Network Credit Card Master Trust, Class A, (Series 2015-B), 2.550%, 6/17/2024	2,000,000	1,999,600

		4,602,921

Other Financial — 8.9%
Ally Master Owner Trust, Class A2, (Series 2014-4), 1.430%, 6/17/2019	2,000,000	2,008,526
American Homes 4 Rent, Class A, (Series 2014-SFR1), 1.250%, 6/17/2031 (6)(7)(9)	979,173	969,035
Colony American Homes, Class A, (Series 2014-2A), 1.137%, 7/17/2031 (6)(7)(9)	1,978,093	1,949,826
Consumers Securitization Funding LLC, Class A1, (Series 2014-A), 1.334%, 11/1/2020	1,477,168	1,479,265
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.439%, 4/25/2037 (6)(7)(9)	519,769	301,467
Dell Equipment Finance Trust, Class A3, (Series 2015-1), 1.300%, 3/23/2020 (6)(7)	1,000,000	996,608
Ford Credit Floorplan Master Owner Trust, Class A1, (Series 2014-1), 1.200%, 2/15/2019	3,626,000	3,625,569
GE Equipment Transportation LLC, Class A4, (Series 2013-1), 0.900%, 3/24/2021	2,415,000	2,411,904
GMF Floorplan Owner Revolving Trust, Class A1, (Series 2015-1), 1.650%, 5/15/2020 (6)(7)	1,000,000	994,399
Hilton Grand Vacations Trust, Class A, (Series 2014-AA), 1.770%, 11/25/2026 (6)(7)	1,474,834	1,461,824
Invitation Homes Trust, Class A, (Series 2014-SFR1), 1.198%, 6/17/2031 (6)(7)(9)	2,000,000	1,976,352
Kubota Credit Owner Trust:
Class A3, (Series 2014-1A), 1.160%, 5/15/2018 (6)(7)	1,250,000	1,249,339
Class A3, (Series 2015-1A), 1.540%, 3/15/2019 (6)(7)	1,250,000	1,247,361
Nissan Master Owner Trust, Class A2, (Series 2015-A), 1.440%, 1/15/2020	2,500,000	2,491,228

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Other Financial (continued)
NYCTL Trust, Class A, (Series 2014-A), 1.030%, 11/10/2027 (6)(7)	$444,676	$444,521
Silver Bay Realty Trust, Class A, (Series 2014-1), 1.198%, 9/17/2031 (6)(7)(9)	1,984,627	1,956,693
SLM Student Loan Trust, Class A5, (Series 2004-5A), 0.895%, 10/25/2023 (6)(7)(9)	1,533,073	1,530,422
Westgate Resorts LLC, Class B, (Series 2014-1A), 3.250%, 12/20/2026 (6)(7)	2,350,166	2,347,228

		29,441,567

Total Asset-Backed Securities (identified cost $56,612,071)		56,264,952

Collateralized Mortgage Obligations — 3.3%

Federal Home Loan Mortgage Corporation — 1.1%
2.000%, 1/15/2023, (Series 4315)	1,468,756	1,488,732
2.757%, 5/25/2020, (Series K009)	886,063	910,958
3.000%, 12/15/2041, (Series 4293)	1,287,014	1,333,434

		3,733,124

Federal National Mortgage Association — 0.4%
1.500%, 5/25/2043, (Series 2013-60)	1,167,911	1,146,832

Government National Mortgage Association — 0.8%
1.800%, 7/16/2037, (Series 2013-179)	1,394,544	1,388,313
2.205%, 1/16/2044, (Series 2014-61)	1,240,586	1,248,510

		2,636,823

Private Sponsor — 1.0%
Banc of America Funding Trust:
Class 1A3, (Series 2007-C), 5.174%, 5/20/2036 (9)	357,098	336,621
Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	527,478	548,191
Chase Mortgage Finance Trust:
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	340,964	357,497
Class A3, (Series 2006-S4), 6.000%, 12/25/2036	289,198	262,396
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 2.741%, 10/25/2035 (9)	22,176	22,179
JP Morgan Mortgage Trust:
Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	269,303	260,973
Class 3A1, (Series 2007-A2), 2.458%, 4/25/2037 (9)	28,011	24,165
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.467%, 11/25/2034 (9)	708,929	725,605
Wells Fargo Mortgage Backed Securities Trust:
Class 2A4, (Series 2006-AR7), 2.732%, 5/25/2036 (9)	284,784	272,149
Class 2A4, (Series 2006-AR8), 2.674%, 4/25/2036 (9)	94,837	92,946

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Class A1, (Series 2006-AR19), 5.579%, 12/25/2036 (9)	$492,269	$477,773

		3,380,495

Total Collateralized Mortgage Obligations (identified cost $10,857,049)		10,897,274

Commercial Mortgage Securities — 3.7%

Private Sponsor — 3.7%
Banc of America Commercial Mortgage Trust, Class A3, (Series 2006-6), 5.369%, 10/10/2045	1,100,000	1,106,311
Bear Stearns Commercial Mortgage Securities Trust:
Class A3, (Series 2007-PW17), 5.736%, 6/11/2050	37,299	37,249
Class AAB, (Series 2007-T28), 5.746%, 9/11/2042	256,879	256,912
Citigroup Commercial Mortgage Trust, Class A3, (Series 2006-C4), 5.968%, 3/15/2049 (9)	1,746,831	1,770,271
GS Mortgage Securities Trust, Class A1, (Series 2014-GC22), 1.290%, 6/10/2047	959,306	953,884
JP Morgan Chase Commercial Mortgage Securities Trust, Class AM, (Series 2005-LDP5), 5.447%, 12/15/2044 (9)	1,650,000	1,653,924
JPMBB Commercial Mortgage Securities Trust, Class A2, (Series 2013-C15), 2.977%, 11/15/2045	2,000,000	2,060,116
Morgan Stanley Capital I Trust:
Class A2, (Series 2011-C1), 3.884%, 9/15/2047 (6)(7)	400,065	402,259
Class A4, (Series 2007-IQ15), 6.104%, 6/11/2049 (9)	1,279,950	1,357,666
NCUA Guaranteed Notes Trust, Class APT, (Series 2010-C1), 2.650%, 10/29/2020	1,133,673	1,138,562
Wells Fargo Commercial Mortgage Trust, Class A1, (Series 2014-LC16), 1.294%, 8/15/2050	1,483,584	1,475,263

Total Commercial Mortgage Securities (identified cost $12,741,399)		12,212,417

Corporate Bonds & Notes — 42.7%

Advertising — 0.5%
Omnicom Group, Inc., 5.900%, 4/15/2016	1,550,000	1,592,478

Auto Manufacturers — 3.0%
American Honda Finance Corp., 1.500%, 3/13/2018 (1)	2,000,000	1,995,202
Ford Motor Credit Co. LLC:
3.984%, 6/15/2016 (1)	1,000,000	1,019,691
4.207%, 4/15/2016	3,001,000	3,052,755
General Motors Financial Co., Inc.:
3.000%, 9/25/2017 (1)	500,000	502,915
4.750%, 8/15/2017	500,000	518,688
PACCAR Financial Corp., 1.450%, 3/9/2018	1,090,000	1,087,621
Toyota Motor Credit Corp., 1.450%, 1/12/2018 (1)	865,000	865,571

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC, 1.250%, 5/23/2017 (1)(6)(7)	$1,000,000	$997,217

		10,039,660

Banks — 17.5%
ANZ New Zealand Int’l, Ltd./London, 1.750%, 3/29/2018 (6)(7)	1,000,000	997,006
Bank of America Corp.:
1.500%, 10/9/2015	750,000	750,576
2.000%, 1/11/2018 (1)	1,000,000	1,000,480
Bank of New York Mellon Corp.:
1.600%, 5/22/2018 (1)	550,000	547,133
2.100%, 1/15/2019	1,000,000	1,000,227
2.300%, 9/11/2019 (1)	1,250,000	1,255,801
Bank of Nova Scotia, 1.700%, 6/11/2018	1,250,000	1,244,816
BB&T Corp., 3.200%, 3/15/2016	620,000	626,511
BBVA U.S. Senior SAU, 4.664%, 10/9/2015	2,000,000	2,006,720
Branch Banking & Trust Co., 2.300%, 10/15/2018	1,000,000	1,011,472
Capital One Financial Corp., 2.450%, 4/24/2019	300,000	297,470
Capital One NA, 1.500%, 3/22/2018	1,250,000	1,233,966
Citigroup, Inc.:
1.550%, 8/14/2017	1,250,000	1,246,523
1.700%, 4/27/2018	1,300,000	1,287,724
Credit Suisse, 1.375%, 5/26/2017 (1)	1,000,000	998,552
Deutsche Bank AG/London, 1.400%, 2/13/2017 (1)	2,000,000	1,993,250
Discover Bank, 2.600%, 11/13/2018	2,000,000	2,004,308
Goldman Sachs Group, Inc.:
2.375%, 1/22/2018 (1)	1,500,000	1,514,891
3.625%, 2/7/2016 (1)	1,000,000	1,011,468
HSBC USA, Inc.:
1.700%, 3/5/2018 (1)	1,100,000	1,094,448
2.000%, 8/7/2018	1,000,000	997,786
Huntington National Bank:
1.300%, 11/20/2016	1,000,000	998,677
2.000%, 6/30/2018	2,000,000	1,992,488
Intesa Sanpaolo SpA, 3.125%, 1/15/2016 (1)	1,840,000	1,853,270
JPMorgan Chase & Co., 2.000%, 8/15/2017	1,000,000	1,006,893
KeyBank NA, 1.700%, 6/1/2018	2,000,000	1,993,056
Macquarie Bank, Ltd., 1.600%, 10/27/2017 (6)(7)	1,000,000	992,251
Morgan Stanley:
2.125%, 4/25/2018 (1)	1,000,000	1,004,015
3.800%, 4/29/2016 (1)	500,000	509,296
National Australia Bank, Ltd., 1.875%, 7/23/2018 (1)	3,000,000	3,002,178
Nordea Bank AB, 3.125%, 3/20/2017 (6)(7)	1,740,000	1,786,994
PNC Bank NA:
1.125%, 1/27/2017	1,000,000	996,448
1.600%, 6/1/2018	1,500,000	1,490,774

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Royal Bank of Canada:
1.450%, 9/9/2016	$1,000,000	$1,006,000
1.500%, 1/16/2018 (1)	2,000,000	1,993,180
1.800%, 7/30/2018	1,000,000	1,000,822
Royal Bank of Scotland PLC, 1.875%, 3/31/2017	2,000,000	1,989,534
SunTrust Banks, Inc., 3.600%, 4/15/2016	1,200,000	1,217,683
Svenska Handelsbanken AB, 1.625%, 3/21/2018	1,900,000	1,899,669
Toronto-Dominion Bank:
1.625%, 3/13/2018	2,000,000	1,998,684
1.750%, 7/23/2018 (1)	1,650,000	1,644,989
U.S. Bancorp, 1.650%, 5/15/2017	1,500,000	1,508,903
Westpac Banking Corp., 1.050%, 11/25/2016	2,000,000	2,003,000

		58,009,932

Beverages — 0.5%
Coca-Cola Co., 1.150%, 4/1/2018 (1)	1,500,000	1,493,159

Biotechnology — 0.4%
Amgen, Inc., 2.200%, 5/22/2019 (1)	1,450,000	1,440,345

Building Materials — 0.1%
Masco Corp., 6.125%, 10/3/2016	250,000	260,870

Chemicals — 0.2%
Rohm & Haas Co., 6.000%, 9/15/2017	588,000	638,275

Computers — 0.9%
Apple, Inc., 1.050%, 5/5/2017 (1)	1,500,000	1,502,190
Hewlett-Packard Co., 3.000%, 9/15/2016	1,430,000	1,454,733

		2,956,923

Diversified Financial Services — 2.9%
Ally Financial, Inc.:
3.250%, 9/29/2017	500,000	501,250
3.250%, 2/13/2018 (1)	1,000,000	996,250
American Express Credit Corp.:
1.125%, 6/5/2017 (1)	1,000,000	992,358
1.800%, 7/31/2018 (1)	1,425,000	1,422,800
2.375%, 5/26/2020 (1)	1,000,000	993,368
General Electric Capital Corp., 3.350%, 10/17/2016 (1)	2,475,000	2,541,515
International Lease Finance Corp.:
5.750%, 5/15/2016	457,000	466,140
8.750%, 3/15/2017	635,000	690,245
Synchrony Financial, 1.875%, 8/15/2017	1,000,000	996,230

		9,600,156

Electric — 1.8%
Dominion Resources, Inc., 2.500%, 12/1/2019	2,000,000	2,007,486
Duke Energy Corp., 2.100%, 6/15/2018	1,500,000	1,524,671
Entergy Corp., 3.625%, 9/15/2015	1,000,000	1,000,866
Exelon Corp., 1.550%, 6/9/2017	1,500,000	1,496,961

		6,029,984

Engineering & Construction — 0.3%
ABB Finance USA, Inc., 1.625%, 5/8/2017	1,000,000	1,003,314

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Healthcare-Services — 0.7%
Anthem, Inc., 1.875%, 1/15/2018	$750,000	$746,710
UnitedHealth Group, Inc., 1.900%, 7/16/2018	1,500,000	1,504,698

		2,251,408

Insurance — 1.1%
American International Group, Inc., 5.050%, 10/1/2015	1,030,000	1,033,494
Berkshire Hathaway, Inc., 1.900%, 1/31/2017	750,000	759,065
Prudential Covered Trust, 2.997%, 9/30/2015 (6)(7)	700,000	701,345
QBE Insurance Group, Ltd., 2.400%, 5/1/2018 (6)(7)	1,000,000	1,007,961

		3,501,865

Machinery-Construction & Mining — 0.5%
Caterpillar Financial Services Corp., 1.700%, 6/16/2018 (1)	1,685,000	1,685,497

Machinery-Diversified — 1.4%
John Deere Capital Corp.:
1.300%, 3/12/2018 (1)	1,610,000	1,600,504
1.600%, 7/13/2018 (1)	1,150,000	1,148,026
Roper Industries, Inc., 2.050%, 10/1/2018 (1)	2,000,000	1,987,788

		4,736,318

Media — 0.5%
DIRECTV Holdings LLC:
2.400%, 3/15/2017 (1)	500,000	503,467
3.125%, 2/15/2016	1,255,000	1,266,516

		1,769,983

Mining — 0.5%
Xstrata Finance Canada, Ltd., 2.050%, 10/23/2015 (6)(7)	1,635,000	1,634,985

Miscellaneous Manufacturing — 0.3%
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019	1,000,000	1,013,240

Oil & Gas — 0.9%
Chevron Corp.:
1.365%, 3/2/2018 (1)	2,000,000	1,993,346
1.961%, 3/3/2020	1,000,000	989,992

		2,983,338

Oil & Gas Services — 0.3%
Schlumberger Norge AS, 1.250%, 8/1/2017 (6)(7)	1,000,000	992,604

Pharmaceuticals — 3.2%
AbbVie, Inc., 1.750%, 11/6/2017 (1)	1,670,000	1,669,477
Actavis Funding SCS, 1.850%, 3/1/2017 (1)	1,000,000	1,001,320
Cardinal Health, Inc.:
1.700%, 3/15/2018	2,000,000	1,988,012
1.950%, 6/15/2018 (1)	400,000	399,651
Express Scripts Holding Co., 2.650%, 2/15/2017 (1)	1,500,000	1,520,654
GlaxoSmithKline Capital, Inc., 0.700%, 3/18/2016	1,000,000	1,001,002
Merck & Co., Inc., 1.100%, 1/31/2018 (1)	2,000,000	1,992,118

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Pharmaceuticals (continued)
Zoetis, Inc., 1.150%, 2/1/2016	$1,000,000	$999,683

		10,571,917

Pipelines — 0.3%
Kinder Morgan Energy Partners LP, 3.500%, 3/1/2016	1,000,000	1,010,944

Real Estate Investment Trusts — 0.6%
Health Care REIT, Inc., 2.250%, 3/15/2018	2,000,000	2,004,160

Semiconductors — 0.5%
Intel Corp., 1.350%, 12/15/2017 (1)	1,600,000	1,598,206

Software — 0.5%
Oracle Corp., 1.200%, 10/15/2017 (1)	1,725,000	1,719,057

Telecommunications — 3.3%
AT&T, Inc.:
1.700%, 6/1/2017	2,000,000	1,998,704
2.400%, 8/15/2016	1,000,000	1,012,024
British Telecommunications PLC, 1.625%, 6/28/2016	1,500,000	1,506,669
Cisco Systems, Inc.:
1.100%, 3/3/2017 (1)	1,800,000	1,803,254
1.650%, 6/15/2018	1,750,000	1,750,068
Verizon Communications, Inc.:
1.350%, 6/9/2017	1,500,000	1,495,771
2.000%, 11/1/2016 (1)	750,000	755,881
3.650%, 9/14/2018 (1)	500,000	524,419

		10,846,790

Total Corporate Bonds & Notes (identified cost $141,386,699)		141,385,408

Mutual Funds — 1.9%
Eaton Vance Institutional Senior Loan Fund, Open-end Cayman Islands Exempted Co. (14)	326,711	2,904,461
Fidelity Floating Rate High Income Fund	372,038	3,538,083

Total Mutual Funds (identified cost $6,422,183)		6,442,544

U.S. Government & U.S. Government Agency Obligations — 24.2%

Federal Home Loan Mortgage Corporation — 2.3%
0.750%, 1/12/2018 (1)	$2,500,000	2,491,803
1.000%, 7/28/2017 (1)	2,000,000	2,005,948
1.250%, 5/12/2017	1,250,000	1,261,406
1.750%, 5/30/2019	2,000,000	2,026,252

		7,785,409

Federal National Mortgage Association — 2.3%
0.875%, 10/26/2017	2,000,000	2,002,322
0.875%, 2/8/2018	1,500,000	1,494,464
1.000%, 9/27/2017	1,000,000	1,004,270
1.125%, 4/27/2017	1,000,000	1,008,635
1.125%, 7/20/2018	2,000,000	2,000,910

		7,510,601

U.S. Treasury Bonds & Notes — 19.6%
0.625%, 5/31/2017 (1)	1,500,000	1,498,515
0.625%, 8/31/2017 (1)	2,750,000	2,743,911
0.625%, 9/30/2017	3,000,000	2,990,331
0.625%, 11/30/2017	3,000,000	2,983,614

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations (continued)

U.S. Treasury Bonds & Notes (continued)
0.625%, 4/30/2018	$3,000,000	$2,971,407
0.750%, 6/30/2017	1,500,000	1,501,260
0.750%, 10/31/2017	3,000,000	2,995,098
0.750%, 3/31/2018	3,000,000	2,983,437
0.750%, 4/15/2018	3,000,000	2,982,618
0.875%, 4/30/2017	1,000,000	1,003,496
0.875%, 7/15/2017	5,500,000	5,515,576
0.875%, 8/15/2017	5,500,000	5,512,963
0.875%, 1/31/2018	1,000,000	999,010
1.000%, 2/15/2018	3,000,000	3,005,040
1.000%, 5/15/2018	2,425,000	2,424,888
1.125%, 12/31/2019	1,500,000	1,479,297
1.125%, 3/31/2020	1,500,000	1,474,746
1.250%, 10/31/2018	3,000,000	3,009,513
1.250%, 11/30/2018	3,000,000	3,007,383
1.250%, 1/31/2019	1,000,000	1,000,983
1.375%, 6/30/2018 (1)	2,000,000	2,019,192
1.375%, 7/31/2018	2,700,000	2,724,152
1.375%, 9/30/2018	3,000,000	3,023,202
1.500%, 8/31/2018	2,500,000	2,530,045
1.625%, 6/30/2019	2,500,000	2,527,148

		64,906,825

Total U.S. Government & U.S. Government Agency Obligations (identified cost $80,080,469)		80,202,835

U.S. Government Agency-Mortgage Securities — 2.0%

Federal National Mortgage Association — 2.0%
2.559%, 6/1/2022	2,498,281	2,540,624
2.710%, 1/1/2022	1,849,343	1,894,857
3.500%, 4/1/2026	202,355	213,862
4.000%, 11/1/2031	748,426	803,466
5.500%, 11/1/2033	225,756	254,743
5.500%, 2/1/2034	167,403	188,848
5.500%, 8/1/2037	390,854	439,646
7.000%, 12/1/2015	227	228
9.500%, 12/1/2024	12,856	13,200
9.500%, 1/1/2025	9,727	9,837
9.500%, 1/1/2025	11,033	11,157
10.000%, 7/1/2020	18,881	19,388

		6,389,856

Government National Mortgage Association — 0.0%
7.500%, 8/15/2037	59,626	69,965
9.000%, 12/15/2019	11,057	12,218

		82,183

Total U.S. Government Agency-Mortgage Securities (identified cost $6,394,176)		6,472,039

Short-Term Investments — 16.8%

Collateral Pool Investments for Securities on Loan — 11.8%

Collateral pool allocation (3)		38,997,230

Commercial Paper — 3.0%
Coca-Cola Co., 0.608%, 5/16/2016 (6)(7)(12)	2,150,000	2,143,086
Duke Energy Corp., 0.390%, 9/8/2015 (12)	3,000,000	2,999,844

Description	Shares or Principal Amount	Value
Short-Term Investments (continued)

Commercial Paper (continued)
Hyundai Capital America, Inc., 0.400%, 9/10/2015 (12)	$5,000,000	$4,999,675

		10,142,605

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.050% (4)	6,644,766	6,644,766

Total Short-Term Investments (identified cost $55,781,870)		55,784,601

Total Investments — 111.6% (identified cost $370,275,916)		369,662,070
Other Assets and Liabilities — (11.6)%		(38,367,391)

Total Net Assets — 100.0%		$331,294,679

Intermediate Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 97.2%

Alabama — 0.9%
Other securities		$16,934,208

Alaska — 0.6%
Other securities		10,062,159

Arizona — 3.1%
State of Arizona, AGM:
5.000%, 10/1/2023, Call 4/1/2020	$1,000,000	1,137,170
5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,726,100
Other securities		48,504,896

		55,368,166

Arkansas — 1.3%
Other securities		23,234,209

California — 6.8%
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (9)	2,000,000	2,006,000
1.270%, 4/1/2027, Call 10/1/2026 (9)	5,000,000	4,980,550
Deutsche Bank Spears/Lifers Trust, 0.320%, 8/1/2047 (6)(7)(9)	8,000,000	8,000,000
Other securities		108,017,406

		123,003,956

Colorado — 2.5%
Rib Floater Trust Various States, 0.170%, 8/1/2018 (6)(7)(9)	15,000,000	15,000,000
Other securities		30,530,873

		45,530,873

Connecticut — 0.2%
Other securities		3,243,960

Delaware — 0.5%
Other securities		8,754,301

District of Columbia — 0.3%
Other securities		4,937,294

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida — 7.7%
City of Gulf Breeze:
1.750%, 12/1/2015 (9)	$11,795,000	$11,833,570
5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,316,700
County of Lee, AMBAC, 5.125%, 10/1/2024, Call 10/1/2016 (15)	7,975,000	8,324,943
Deutsche Bank Spears/Lifers Trust:
0.230%, 11/1/2032, Call 9/1/2015 (6)(7)(9)	16,500,000	16,500,000
0.230%, 10/1/2041, Call 10/1/2020 (6)(7)(9)	15,755,000	15,755,000
Other securities		85,645,057

		140,375,270

Georgia — 4.7%
Appling County Development Authority:
0.250%, 9/1/2029, Call 9/1/2015 (9)	7,000,000	7,000,000
0.250%, 9/1/2041, Call 9/1/2015 (9)	6,600,000	6,600,000
Chatham County Hospital Authority, County Guarantee, 5.000%, 1/1/2027, Call 1/1/2022	6,820,000	7,803,308
Main Street Natural Gas, Inc.:
5.000%, 3/15/2017	1,320,000	1,399,094
5.000%, 3/15/2021	5,400,000	6,069,762
5.250%, 9/15/2018	250,000	274,960
Monroe County Development Authority, 0.250%, 11/1/2048, Call 9/1/2015 (9)	11,000,000	11,000,000
Other securities		44,481,272

		84,628,396

Hawaii — 0.1%
Other securities		1,204,815

Idaho — 0.3%
Other securities		5,729,083

Illinois — 8.7%
Cook County Township High School District No. 220 Reavis:
6.000%, 12/1/2030, Call 12/1/2023	1,000,000	1,208,690
6.000%, 12/1/2031, Call 12/1/2023	2,035,000	2,448,207
6.000%, 12/1/2032, Call 12/1/2023	2,160,000	2,593,382
6.000%, 6/1/2033, Call 12/1/2023	2,235,000	2,676,256
Illinois Finance Authority:
5.250%, 2/15/2030, Call 2/15/2020	250,000	280,460
5.750%, 11/1/2039, Call 11/1/2019	5,000,000	5,760,050
Illinois Finance Authority, AGC:
5.250%, 8/15/2019	250,000	287,380
5.250%, 8/15/2033, Call 8/15/2018	880,000	956,771

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois Finance Authority, AMBAC, 6.000%, 2/1/2022, Call 2/1/2018	$335,000	$370,560
Other securities		142,033,169

		158,614,925

Indiana — 3.3%
Barclays Capital Municipal Trust Receipts, 0.200%, 4/1/2030 (6)(7)(9)	7,770,000	7,770,000
Indiana Finance Authority:
3.000%, 7/1/2019	250,000	257,578
5.000%, 8/15/2020	700,000	786,674
5.000%, 10/1/2022	300,000	338,406
5.000%, 10/1/2023	400,000	451,796
5.000%, 10/1/2024, Call 10/1/2023	275,000	307,698
5.000%, 5/1/2029, Call 5/1/2022	4,070,000	4,542,405
5.500%, 5/1/2024, Call 5/1/2019	1,000,000	1,135,830
Other securities		43,412,893

		59,003,280

Iowa — 0.4%
Other securities		7,549,207

Kansas — 0.2%
Other securities		4,164,468

Kentucky — 0.7%
Deutsche Bank Spears/Lifers Trust, NATL-RE, 0.280%, 9/1/2042, Call 9/1/2017 (6)(7)(9)	9,150,000	9,150,000
Other securities		3,435,002

		12,585,002

Louisiana — 2.7%
Deutsche Bank Spears/Lifers Trust, 0.230%, 10/1/2040, Call 10/1/2020 (6)(7)(9)	11,560,000	11,560,000
Parish of St. Bernard:
4.000%, 3/1/2020	3,470,000	3,770,016
4.000%, 3/1/2021	3,585,000	3,895,927
Parish of St. James, 0.210%, 11/1/2040, Call 9/1/2015 (9)	7,000,000	7,000,000
State of Louisiana, 0.602%, 5/1/2018, Call 11/1/2017 (9)	7,000,000	7,031,500
Other securities		15,001,412

		48,258,855

Maine — 0.5%
Maine State Housing Authority, 3.850%, 11/15/2029, Call 11/15/2021	7,500,000	7,573,950
Other securities		2,058,822

		9,632,772

Maryland — 0.3%
Other securities		5,830,085

Massachusetts — 1.2%
Commonwealth of Massachusetts, NATL-RE FGIC:
0.150%, 12/1/2030, Call 9/7/2015 (9)(13)	1,450,000	1,346,416

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Massachusetts (continued)
0.150%, 12/1/2030, Call 9/3/2015 (9)(13)	$7,375,000	$6,848,159
Other securities		13,757,580

		21,952,155

Michigan — 5.0%
City of Detroit Water Supply System Revenue, AGM:
5.000%, 7/1/2018, Call 7/1/2016	250,000	257,860
5.000%, 7/1/2019, Call 7/1/2016	50,000	51,547
5.000%, 7/1/2020, Call 7/1/2016	720,000	741,550
5.000%, 7/1/2020, Call 7/1/2016	50,000	51,497
5.000%, 7/1/2023, Call 7/1/2016	200,000	205,398
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.500%, 7/1/2035, Call 7/1/2018	1,035,000	1,118,928
City of Detroit Water Supply System Revenue, NATL-RE:
5.000%, 7/1/2016 (9)	725,000	748,961
5.000%, 7/1/2021, Call 10/2/2015	1,530,000	1,534,820
5.000%, 7/1/2027, Call 7/1/2016	5,000,000	5,112,000
Michigan Finance Authority:
3.000%, 11/1/2015	150,000	150,681
5.000%, 6/1/2016	1,450,000	1,486,743
5.000%, 11/1/2020	2,000,000	2,307,640
Michigan Finance Authority, AGM:
5.000%, 7/1/2029, Call 7/1/2024	1,500,000	1,669,530
5.000%, 7/1/2030, Call 7/1/2024	1,500,000	1,659,930
Other securities		72,836,999

		89,934,084

Minnesota — 0.7%
Other securities		13,201,433

Mississippi — 0.8%
Mississippi Business Finance Corp., 0.960%, 12/1/2036, Call 9/1/2015 (9)	8,500,000	8,500,000
Other securities		6,430,055

		14,930,055

Missouri — 1.8%
Other securities		31,932,026

Nebraska — 0.6%
Other securities		11,496,547

Nevada — 1.7%
Las Vegas Valley Water District:
0.250%, 6/1/2036, Call 9/1/2015 (9)	7,200,000	7,200,000
5.000%, 6/1/2028, Call 6/1/2022	5,115,000	5,903,938
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	2,815,000	2,903,841

Description	Principal Amount	Value
Municipals (continued)

Nevada (continued)
Other securities		$15,399,807

		31,407,586

New Hampshire — 0.3%
Other securities		5,777,457

New Jersey — 3.6%
New Jersey Economic Development Authority:
1.720%, 2/1/2016, Call 9/22/2015 (9)	$3,000,000	3,000,180
5.000%, 6/15/2019	3,000,000	3,227,430
5.000%, 6/15/2020	1,500,000	1,620,180
New Jersey Higher Education Student Assistance Authority:
3.250%, 12/1/2027, Call 12/1/2022 (15)	1,875,000	1,864,012
4.875%, 12/1/2024, Call 12/1/2019	8,395,000	8,996,754
New Jersey State Turnpike Authority:
5.000%, 1/1/2032, Call 7/1/2022	3,440,000	3,850,495
5.000%, 1/1/2035, Call 1/1/2022	1,685,000	1,848,310
New Jersey State Turnpike Authority, NATL-RE:
0.126%, 1/1/2030 (9)(13)	350,000	317,713
0.149%, 1/1/2030, Call 9/3/2015 (9)(13)	475,000	431,181
0.207%, 1/1/2030, Call 9/4/2015 (9)(13)	1,900,000	1,724,725
0.207%, 1/1/2030, Call 9/4/2015 (9)(13)	500,000	453,875
New Jersey Transportation Trust Fund Authority:
1.020%, 12/15/2019, Call 6/15/2019 (9)	5,000,000	4,757,550
5.000%, 6/15/2022	500,000	529,725
5.000%, 6/15/2032, Call 12/15/2024	5,000,000	5,107,650
5.250%, 12/15/2023, Call 12/15/2018	1,355,000	1,458,387
5.250%, 12/15/2023	240,000	257,808
New Jersey Transportation Trust Fund Authority, BAM:
5.000%, 6/15/2028, Call 6/15/2022	5,000,000	5,340,100
5.000%, 6/15/2033, Call 6/15/2022	3,000,000	3,169,200
5.250%, 6/15/2033, Call 6/15/2023	5,635,000	5,879,446
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2024	440,000	304,911
New Jersey Transportation Trust Fund Authority, State Appropriation, 5.000%, 6/15/2017	250,000	263,925
Other securities		11,123,490

		65,527,047

New Mexico — 1.7%
City of Farmington:
1.875%, 4/1/2020 (9)	3,000,000	2,999,190
1.875%, 4/1/2020 (9)	3,000,000	2,995,410
1.875%, 4/1/2020 (9)	3,750,000	3,744,262

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New Mexico (continued)
New Mexico Municipal Energy Acquisition Authority, 0.876%, 8/1/2019, Call 2/1/2019 (9)	$10,000,000	$10,016,800
Other securities		11,967,488

		31,723,150

New York — 5.8%
Deutsche Bank Spears/Lifers Trust, AMBAC, 0.230%, 7/1/2037, Call 7/1/2017 (6)(7)(9)	5,600,000	5,600,000
New York City Transitional Finance Authority:
0.140%, 11/1/2022 (9)	8,500,000	8,500,000
5.000%, 11/1/2024, Call 11/1/2022	5,715,000	6,849,256
5.000%, 11/1/2024	2,215,000	2,702,322
5.000%, 11/1/2025, Call 5/1/2025	2,475,000	3,007,818
5.000%, 11/1/2026, Call 5/1/2025	1,000,000	1,203,840
5.000%, 11/1/2026, Call 5/1/2025	2,000,000	2,405,780
New York State Dormitory Authority:
5.000%, 12/15/2023, Call 12/15/2022	4,590,000	5,508,505
5.000%, 3/15/2027, Call 3/15/2022	16,555,000	19,175,822
New York State Thruway Authority, 5.000%, 3/15/2026, Call 9/15/2021	8,490,000	9,983,561
Other securities		40,458,346

		105,395,250

North Carolina — 0.7%
Other securities		13,508,713

North Dakota — 1.8%
North Dakota Public Finance Authority:
4.000%, 6/1/2022	2,345,000	2,603,513
4.000%, 6/1/2023	2,440,000	2,732,653
4.000%, 6/1/2024, Call 6/1/2023	2,190,000	2,439,507
4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,266,061
Williston Parks & Recreation District:
3.000%, 3/1/2017	805,000	826,727
4.000%, 3/1/2023, Call 3/1/2021	420,000	441,781
4.500%, 3/1/2020	1,455,000	1,580,086
4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,770,506
4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,877,336
Other securities		15,087,523

		32,625,693

Ohio — 3.4%
City of Cleveland:
5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,623,642

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
5.000%, 1/1/2031, Call 1/1/2022	$1,270,000	$1,382,497
City of Cleveland, AGM:
5.000%, 1/1/2030, Call 1/1/2022	3,900,000	4,306,146
5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,099,320
Elyria City School District, School District Credit Program:
4.000%, 12/1/2026, Call 12/1/2022	480,000	519,806
4.000%, 12/1/2027, Call 12/1/2022	1,160,000	1,249,877
4.000%, 12/1/2028, Call 12/1/2022	1,130,000	1,209,123
4.000%, 12/1/2032, Call 12/1/2022	1,015,000	1,061,071
4.000%, 12/1/2033, Call 12/1/2022	1,550,000	1,615,286
4.000%, 12/1/2034, Call 12/1/2022	1,435,000	1,490,750
Other securities		45,772,309

		62,329,827

Oklahoma — 0.7%
Other securities		12,853,108

Oregon — 0.8%
Other securities		14,390,485

Pennsylvania — 2.8%
Pennsylvania Turnpike Commission:
0.000%, 12/1/2030, Call 12/1/2020 (16)	585,000	624,868
0.000%, 12/1/2034, Call 12/1/2020 (16)	395,000	432,414
0.570%, 12/1/2016, Call 6/1/2016 (9)	1,450,000	1,450,087
0.700%, 12/1/2018, Call 6/1/2018 (9)	2,850,000	2,839,256
5.000%, 6/1/2021, Call 6/1/2019	715,000	801,608
6.000%, 12/1/2036, Call 12/1/2020	975,000	1,153,289
Other securities		43,211,461

		50,512,983

Puerto Rico — 0.2%
Other securities		3,205,148

Rhode Island — 1.2%
Rhode Island Student Loan Authority:
3.375%, 12/1/2023, Call 12/1/2020 (15)	300,000	294,915
3.950%, 12/1/2017	250,000	265,377
4.000%, 12/1/2022, Call 12/1/2021 (15)	2,885,000	3,003,141
4.200%, 12/1/2018, Call 12/1/2017	600,000	635,820
4.250%, 12/1/2020, Call 12/1/2017	500,000	523,265
4.250%, 12/1/2025, Call 12/1/2021 (15)	2,205,000	2,250,489
4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,048,270
4.750%, 12/1/2028, Call 12/1/2021 (15)	1,000,000	1,032,700

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Rhode Island (continued)
4.750%, 12/1/2029, Call 12/1/2021 (15)	$680,000	$698,469
Other securities		11,433,775

		21,186,221

South Carolina — 1.5%
RBC Municipal Products, Inc. Trust, 0.170%, 7/1/2018 (6)(7)(9)	9,300,000	9,300,000
Other securities		17,849,312

		27,149,312

South Dakota — 1.0%
South Dakota Health & Educational Facilities Authority:
4.000%, 11/1/2021	500,000	557,990
4.250%, 9/1/2023	740,000	797,676
4.500%, 9/1/2018	500,000	528,380
4.500%, 9/1/2020	900,000	967,806
4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,151,518
4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,062,014
5.000%, 9/1/2019	200,000	226,046
5.000%, 11/1/2022	715,000	845,395
5.000%, 8/1/2023	375,000	442,793
5.000%, 11/1/2023	625,000	743,237
5.000%, 8/1/2024	195,000	231,837
5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,130,720
5.000%, 11/1/2024	650,000	775,833
5.000%, 11/1/2025, Call 11/1/2024	600,000	709,182
5.000%, 11/1/2026, Call 11/1/2024	550,000	641,355
5.000%, 9/1/2027, Call 9/1/2024	720,000	789,329
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,053,039
Other securities		5,085,691

		17,739,841

Tennessee — 1.0%
Tennessee Energy Acquisition Corp.:
5.000%, 2/1/2023	5,310,000	5,973,325
5.250%, 9/1/2021	3,810,000	4,355,706
5.250%, 9/1/2022	250,000	285,760
Other securities		6,616,467

		17,231,258

Texas — 6.6%
Alamito Public Facility Corp., 1.000%, 10/1/2017, Call 4/1/2017 (9)	7,875,000	7,865,314
Dallas/Fort Worth International Airport:
5.000%, 11/1/2023, Call 11/1/2020	2,400,000	2,765,328
5.000%, 11/1/2024, Call 11/1/2022	1,000,000	1,173,690
5.000%, 11/1/2032, Call 11/1/2020	5,000,000	5,606,700

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
5.000%, 11/1/2033, Call 11/1/2023	$2,000,000	$2,259,760
5.250%, 11/1/2033, Call 11/1/2023	1,200,000	1,389,408
Port of Port Arthur Navigation District:
0.300%, 12/1/2039, Call 9/1/2015 (9)	4,500,000	4,500,000
0.300%, 12/1/2039, Call 9/1/2015 (9)	3,420,000	3,420,000
0.300%, 4/1/2040, Call 9/1/2015 (9)	1,240,000	1,240,000
0.300%, 11/1/2040, Call 9/1/2015 (9)	14,700,000	14,700,000
Other securities		73,924,752

		118,844,952

Utah — 1.1%
Other securities		20,508,465

Vermont — 0.1%
Other securities		2,020,989

Virginia — 0.3%
Other securities		4,613,071

Washington — 1.0%
Other securities		18,579,229

West Virginia — 0.5%
Other securities		9,211,244

Wisconsin — 3.4%
State of Wisconsin:
4.000%, 5/1/2027, Call 5/1/2022	800,000	859,960
5.000%, 11/1/2025, Call 11/1/2022	3,500,000	4,168,920
5.000%, 5/1/2027, Call 5/1/2022	1,605,000	1,874,415
Wisconsin Health & Educational Facilities Authority:
4.500%, 10/15/2026, Call 10/15/2021	20,000	21,981
4.750%, 10/15/2029, Call 10/15/2021	605,000	663,745
5.000%, 4/15/2016	1,000,000	1,028,490
5.000%, 8/15/2018	1,000,000	1,103,670
5.000%, 6/1/2019	645,000	679,424
5.000%, 6/1/2019	2,860,000	3,210,865
5.000%, 7/1/2019	990,000	1,091,960
5.000%, 8/15/2019	250,000	281,387
5.000%, 8/15/2019	955,000	1,076,457
5.000%, 8/15/2020	1,060,000	1,217,230
5.000%, 8/15/2021	1,160,000	1,346,516
5.000%, 10/1/2022	750,000	879,952
5.000%, 6/1/2026, Call 6/1/2020	135,000	152,261
5.000%, 8/15/2027, Call 8/15/2022	500,000	562,640
5.000%, 8/15/2029, Call 8/15/2022	1,700,000	1,908,437
5.000%, 4/1/2032, Call 10/1/2022	4,560,000	5,069,945
5.000%, 6/1/2032, Call 6/1/2022	1,000,000	1,098,820
5.000%, 8/15/2032, Call 8/15/2022	5,000,000	5,520,700

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
5.250%, 6/1/2034, Call 6/1/2020	$300,000	$337,539
5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,861,860
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,655,000	4,039,214
Other securities		22,064,293

		62,120,681

Wyoming — 0.1%
Other securities		1,680,055

Total Municipals (identified cost $1,715,780,164)		1,762,233,349

Mutual Funds — 0.9%
Other securities		15,750,115

Short-Term Investments — 1.2%

Mutual Funds — 1.1%
BMO Tax-Free Money Market Fund, Class I, 0.040% (4)	19,318,314	19,318,314

Short-Term Municipals — 0.1%

Wisconsin — 0.1%
Other securities		2,201,232

Total Short-Term Investments (identified cost $21,519,358)		21,519,546

Total Investments — 99.3% (identified cost $1,752,925,832)		1,799,503,010
Other Assets and Liabilities — 0.7%		13,344,057

Total Net Assets — 100.0%		$1,812,847,067

Mortgage Income Fund

Description	Principal Amount	Value
Asset-Backed Security — 0.3%

Federal Home Loan Mortgage Corporation — 0.3%
0.459%, 8/25/2031, (Series T-32) (9)	$328,957	$322,290

Total Asset-Backed Securities (identified cost $328,957)		322,290

Collateralized Mortgage Obligations — 14.1%

Federal Home Loan Mortgage Corporation — 0.0%
5.000%, 5/15/2033, (Series 2791)	29,880	30,133

Federal National Mortgage Association — 0.8%
0.599%, 4/25/2034, (Series 2004-25) (9)	356,928	360,738
4.000%, 10/25/2032, (Series 2003-28)	5,563	5,595
4.000%, 3/25/2041, (Series 2012-21)	523,746	557,753

		924,086

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Government National Mortgage Association — 0.9%
4.500%, 8/20/2028, (Series 2009-116)	$965,000	$1,007,766

Private Sponsor — 12.4%
Alternative Loan Trust, Class 1A1, (Series 2004-24CB), 6.000%, 11/25/2034	1,259,566	1,282,505
Banc of America Funding Trust, Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	527,478	548,191
Chase Mortgage Finance Trust:
Class 7A1, (Series 2007-A2), 4.495%, 7/25/2037 (9)	778,842	722,551
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	1,022,893	1,072,492
ChaseFlex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	229,637	223,418
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M2, (Series 2014-DN1), 2.399%, 2/25/2024 (9)	2,000,000	2,014,802
GSR Mortgage Loan Trust, Class 2A4, (Series 2007-1F), 5.500%, 1/25/2037	274,921	272,215
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.467%, 11/25/2034 (9)	1,307,959	1,338,726
Residential Asset Securitization Trust, Class A4, (Series 2005-A8CB), 5.500%, 7/25/2035	1,090,939	996,039
RFMSI Series Trust, Class A2, (Series 2006-S4), 6.000%, 4/25/2036	1,071,096	1,017,835
Structured Adjustable Rate Mortgage Loan Trust, Class 1A2, (Series 2004-18), 2.518%, 12/25/2034 (9)	910,152	868,914
Wells Fargo Mortgage Backed Securities Trust:
Class 1A2, (Series 2006-6), 5.750%, 5/25/2036	707,061	700,418
Class A1, (Series 2006-AR19), 5.579%, 12/25/2036 (9)	1,301,559	1,263,231
Class A1, (Series 2007-15), 6.000%, 11/25/2037	1,318,530	1,308,380
Class A8, (Series 2007-11), 6.000%, 8/25/2037	975,331	968,563

		14,598,280

Total Collateralized Mortgage Obligations (identified cost $16,422,025)		16,560,265

Commercial Mortgage Securities — 11.9%

Private Sponsor — 11.9%
Banc of America Commercial Mortgage Trust, Class A3, (Series 2006-6), 5.369%, 10/10/2045	1,000,000	1,005,737
Citigroup Commercial Mortgage Trust, Class B, (Series 2014-GC23), 4.175%, 7/10/2047 (9)	1,000,000	1,015,030
FREMF Mortgage Trust, Class B, (Series 2012-K19), 4.176%, 5/25/2045 (6)(7)(9)	2,000,000	2,105,660

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Mortgage Income Fund (continued)

Description	Principal Amount	Value
Commercial Mortgage Securities (continued)

Private Sponsor (continued)
FREMF Mortgage Trust:
Class B, (Series 2014-K37), 4.713%, 1/25/2047 (6)(7)(9)	$2,000,000	$2,133,844
Class C, (Series 2012-K21), 4.071%, 7/25/2045 (6)(7)(9)	1,500,000	1,523,875
JP Morgan Chase Commercial Mortgage Securities Trust, Class B, (Series 2014-C20), 4.399%, 7/15/2047 (9)	2,000,000	2,042,556
Morgan Stanley Bank of America Merrill Lynch Trust, Class B, (Series 2013-C13), 4.906%, 11/15/2046 (9)	2,000,000	2,135,086
UBS-Barclays Commercial Mortgage Trust, Class B, (Series 2013-C6), 3.875%, 4/10/2046 (6)(7)(9)	2,000,000	2,028,072

Total Commercial Mortgage Securities (identified cost $13,887,931)		13,989,860

U.S. Government Agency-Mortgage Securities — 72.2%

Federal Home Loan Mortgage Corporation — 16.4%
3.000%, 2/1/2029	1,697,963	1,765,195
3.500%, 4/1/2042	111,406	115,930
3.500%, 9/1/2044	4,666,376	4,837,446
4.000%, 10/1/2031	2,318,009	2,466,011
4.000%, 12/1/2040	599,151	639,618
4.000%, 2/1/2044	3,531,172	3,789,040
4.500%, 9/1/2031	704,934	770,950
4.500%, 7/1/2040	48,781	53,521
4.500%, 11/1/2040	1,242,662	1,357,800
4.500%, 2/1/2041	1,791,140	1,947,189
5.000%, 12/1/2022	244,377	263,198
5.000%, 1/1/2040	406,557	450,205
5.500%, 11/1/2018	191,647	198,771
5.500%, 10/1/2021	248,928	269,126
5.500%, 7/1/2035	67,472	75,377
6.000%, 12/1/2036	56,901	64,245
6.000%, 12/1/2037	29,136	32,896
6.500%, 9/1/2016	6,018	6,111
7.500%, 4/1/2024	55,748	65,346
7.500%, 4/1/2027	29,857	35,851
8.000%, 8/1/2030	29,620	35,081
8.500%, 9/1/2024	29,218	34,036
9.000%, 6/1/2019	10,951	11,461
9.500%, 2/1/2025	13,017	13,199

		19,297,603

Federal National Mortgage Association — 51.4%
2.500%, 9/1/2029	2,603,170	2,646,648
3.000%, 8/1/2032	293,120	302,683
3.000%, 5/1/2043	2,610,053	2,635,877
3.000%, 5/1/2043	3,871,264	3,909,535
3.000%, 8/1/2043	3,538,705	3,570,479
3.000%, 2/1/2045	1,943,708	1,957,395
3.000%, 7/1/2045	2,976,625	2,999,682
3.500%, 7/1/2032	648,160	682,926
3.500%, 10/1/2042	3,002,365	3,122,691
3.500%, 5/1/2043	3,329,631	3,485,082
3.500%, 9/1/2043	2,730,121	2,857,590
3.500%, 2/1/2045	2,941,918	3,062,195
3.500%, 4/1/2045	1,950,571	2,025,974

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association (continued)
4.000%, 11/1/2031	$1,247,376	$1,339,109
4.000%, 2/1/2041	2,046,251	2,190,133
4.000%, 3/1/2041	406,484	434,751
4.000%, 9/1/2043	1,652,334	1,776,180
4.000%, 5/1/2044	3,328,317	3,549,344
4.500%, 12/1/2040	1,661,811	1,807,346
4.500%, 4/1/2041	5,592,289	6,082,592
4.500%, 6/1/2042	1,478,570	1,629,687
5.000%, 5/1/2018	205,042	213,549
5.000%, 5/1/2042	1,618,240	1,791,359
5.500%, 1/1/2023	237,172	265,262
5.500%, 10/1/2024	361,673	404,638
5.500%, 2/1/2036	289,836	326,038
5.500%, 7/1/2036	590,092	664,762
5.500%, 8/1/2037	1,043,094	1,173,309
6.000%, 10/1/2016	20,581	20,900
6.000%, 9/1/2021	347,732	382,121
6.000%, 5/1/2039	1,011,679	1,152,063
6.500%, 9/1/2016	13,279	13,493
6.500%, 9/1/2016	24,506	24,870
6.500%, 8/1/2030	574,204	659,685
6.500%, 12/1/2031	32,964	37,871
6.500%, 11/1/2037	144,524	161,498
7.000%, 3/1/2029	68,655	80,982
7.000%, 7/1/2029	204,748	238,006
7.000%, 2/1/2030	142,112	164,856
7.500%, 10/1/2030	34,733	39,881
8.000%, 10/1/2028	309,129	356,313
8.000%, 4/1/2030	54,699	65,793

		60,305,148

Government National Mortgage Association — 4.4%
3.000%, 2/20/2045	2,342,185	2,386,405
5.000%, 4/15/2034	408,358	453,643
5.500%, 9/15/2033	955,260	1,095,812
6.000%, 12/20/2033	1,031,422	1,182,897
7.000%, 8/15/2031	51,226	62,834
9.500%, 10/15/2024	13,727	14,154

		5,195,745

Total U.S. Government Agency-Mortgage Securities
(identified cost $82,878,800)		84,798,496

Short-Term Investments — 1.3%

Mutual Funds — 1.3%
BMO Government Money Market Fund, Class I, 0.030% (4)	1,524,417	1,524,417

Total Short-Term Investments (identified cost $1,524,417)		1,524,417

Total Investments — 99.8% (identified cost $115,042,130)		117,195,328
Other Assets and Liabilities — 0.2%		191,539

Total Net Assets — 100.0%		$117,386,867

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Intermediate Income Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 57.1%

Agriculture — 1.2%
Imperial Tobacco Finance PLC, 4.250%, 7/21/2025 (6)(7)	$500,000	$495,221
Reynolds American, Inc., 4.450%, 6/12/2025 (1)	750,000	772,189

		1,267,410

Auto Manufacturers — 1.9%
Ford Motor Credit Co. LLC, 1.239%, 11/4/2019 (9)	2,000,000	1,987,938

Banks — 19.7%
Australia & New Zealand Banking Group, Ltd., 4.500%, 3/19/2024 (6)(7)	1,300,000	1,302,217
Banco Santander Chile, 1.186%, 4/11/2017 (6)(7)(9)	1,000,000	992,534
Bank of America Corp., 0.546%, 10/14/2016 (9)	1,000,000	995,339
Barclays Bank PLC, 0.901%, 2/17/2017 (9)	1,500,000	1,493,340
Credit Agricole SA, 4.375%, 3/17/2025 (1)(6)(7)	1,000,000	972,956
Goldman Sachs Group, Inc.:
1.497%, 4/30/2018 (9)	2,000,000	2,021,014
4.000%, 3/3/2024	1,000,000	1,023,999
HSBC Holdings PLC, 4.250%, 3/14/2024	1,000,000	1,003,886
ING Bank NV, 5.800%, 9/25/2023 (6)(7)	1,000,000	1,084,003
Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (6)(7)	1,000,000	979,162
JPMorgan Chase & Co., 4.125%, 12/15/2026 (1)	1,000,000	995,768
Morgan Stanley:
1.024%, 1/5/2018 (9)	1,000,000	1,000,571
5.000%, 11/24/2025 (1)	1,250,000	1,318,620
National City Bank, 0.649%, 6/7/2017 (9)	1,580,000	1,570,221
Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024	1,000,000	1,011,117
Standard Chartered PLC, 5.200%, 1/26/2024 (1)(6)(7)	1,000,000	1,035,777
Wachovia Corp., 0.659%, 10/15/2016 (9)	500,000	498,792
Westpac Banking Corp., 0.663%, 5/19/2017 (9)	1,500,000	1,498,786

		20,798,102

Commercial Services — 1.0%
ADT Corp., 4.125%, 4/15/2019 (1)	1,000,000	1,020,000

Distribution/Wholesale — 0.7%
Ingram Micro, Inc., 4.950%, 12/15/2024	750,000	767,507

Diversified Financial Services — 2.9%
American Express Credit Corp., 0.549%, 6/5/2017 (9)	1,000,000	994,690
Jefferies Group LLC, 5.125%, 1/20/2023 (1)	1,000,000	1,034,040
Nomura Holdings, Inc., 1.736%, 9/13/2016 (9)	1,000,000	1,006,260

		3,034,990

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Holding Companies-Diversified — 1.7%
Leucadia National Corp., 5.500%, 10/18/2023 (1)	$1,800,000	$1,818,589

Insurance — 1.5%
Prudential Financial, Inc., 5.500%, 3/15/2016	1,500,000	1,536,488

Iron/Steel — 2.3%
Allegheny Technologies, Inc., 6.625%, 8/15/2023	1,000,000	887,500
GTL Trade Finance, Inc., 5.893%, 4/29/2024 (1)(6)(7)	1,750,000	1,534,225

		2,421,725

Media — 1.4%
CCO Safari II LLC, 4.908%, 7/23/2025 (1)(6)(7)	1,500,000	1,488,045

Mining — 3.3%
Anglo American Capital PLC, 4.875%, 5/14/2025 (6)(7)	700,000	633,184
Barrick Gold Corp., 4.100%, 5/1/2023	1,000,000	885,688
BHP Billiton Finance USA, Ltd., 0.532%, 9/30/2016 (9)	1,700,000	1,697,807
Teck Resources, Ltd., 3.750%, 2/1/2023 (1)	350,000	262,902

		3,479,581

Miscellaneous Manufacturing — 1.2%
Trinity Industries, Inc., 4.550%, 10/1/2024	1,300,000	1,223,140

Oil & Gas — 4.6%
Ensco PLC, 4.500%, 10/1/2024 (1)	1,000,000	850,563
KazMunayGas National Co. JSC, 4.875%, 5/7/2025 (1)(6)(7)	1,000,000	883,500
Petrobras Global Finance BV, 5.750%, 1/20/2020 (1)	1,000,000	912,130
Petroleos Mexicanos, 4.250%, 1/15/2025 (1)(6)(7)	750,000	711,300
Transocean, Inc., 6.875%, 12/15/2021 (1)	1,900,000	1,520,000

		4,877,493

Packaging & Containers — 1.1%
Ball Corp., 5.000%, 3/15/2022	1,100,000	1,122,000

Pharmaceuticals — 1.4%
Merck & Co., Inc., 0.686%, 2/10/2020 (1)(9)	1,500,000	1,493,235

Pipelines — 3.0%
Energy Transfer Partners LP, 4.150%, 10/1/2020	1,000,000	1,008,444
Kinder Morgan Energy Partners LP:
4.150%, 2/1/2024 (1)	1,300,000	1,206,703
4.300%, 5/1/2024 (1)	1,000,000	910,063

		3,125,210

Real Estate Investment Trusts — 2.1%
EPR Properties, 5.250%, 7/15/2023	1,250,000	1,271,008
Senior Housing Properties Trust, 4.750%, 5/1/2024	1,000,000	994,534

		2,265,542

Telecommunications — 3.7%
CenturyLink, Inc., 5.625%, 4/1/2020	1,000,000	1,001,260

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

TCH Intermediate Income Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (6)(7)	$1,500,000	$1,518,970
Motorola Solutions, Inc., 4.000%, 9/1/2024 (1)	1,500,000	1,381,692

		3,901,922

Transportation — 2.4%
Asciano Finance, Ltd., 4.625%, 9/23/2020 (6)(7)	1,000,000	1,055,789
Kansas City Southern de Mexico SA de C.V., 0.994%, 10/28/2016 (9)	1,500,000	1,491,486

		2,547,275

Total Corporate Bonds & Notes (identified cost $61,684,512)		60,176,192

U.S. Government & U.S. Government Agency Obligations — 16.5%

U.S. Treasury Bonds & Notes — 16.5%
1.625%, 1/15/2018	5,125,365	5,316,833
2.000%, 1/31/2016	12,000,000	12,088,128

Total U.S. Government & U.S. Government Agency Obligations (identified cost $17,470,477)		17,404,961

U.S. Government Agency-Mortgage Securities — 22.2%

Federal Home Loan Mortgage Corporation — 9.2%
3.500%, 10/1/2043	3,197,911	3,317,461
3.500%, 2/1/2044	3,184,071	3,300,799
4.000%, 4/1/2044	2,903,905	3,085,091

		9,703,351

Federal National Mortgage Association — 13.0%
3.000%, 5/1/2043	1,688,900	1,705,610
3.000%, 9/1/2044	2,540,382	2,558,462
3.000%, 2/1/2045	4,859,270	4,893,489
3.000%, 6/1/2045	2,477,987	2,495,437
3.500%, 4/1/2045	1,974,277	2,051,294

		13,704,292

Total U.S. Government Agency-Mortgage Securities (identified cost $23,148,113)		23,407,643

Short-Term Investments — 22.7%

Collateral Pool Investments for Securities on Loan — 18.6%

Collateral pool allocation (3)		19,589,302

Mutual Funds — 4.1%
BMO Prime Money Market Fund, Class I, 0.050% (4)	4,336,323	4,336,323

Total Short-Term Investments (identified cost $23,925,625)		23,925,625

Total Investments — 118.5% (identified cost $126,228,727)		124,914,421
Other Assets and Liabilities — (18.5)%		(19,526,903)

Total Net Assets — 100.0%		$105,387,518

TCH Corporate Income Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 89.7%

Advertising — 0.7%
Omnicom Group, Inc., 3.650%, 11/1/2024 (1)	$2,000,000	$1,950,062

Agriculture — 0.7%
Altria Group, Inc., 10.200%, 2/6/2039	97,000	156,152
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	250,000	299,345
Imperial Tobacco Finance PLC, 4.250%, 7/21/2025 (6)(7)	1,500,000	1,485,665
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	285,647

		2,226,809

Auto Manufacturers — 4.2%
Daimler Finance North America LLC, 0.980%, 8/1/2016 (6)(7)(9)	2,500,000	2,505,545
Ford Motor Credit Co. LLC:
1.223%, 1/9/2018 (9)	3,000,000	2,995,287
1.239%, 11/4/2019 (9)	1,500,000	1,490,954
1.561%, 5/9/2016 (9)	1,000,000	1,003,820
5.625%, 9/15/2015	800,000	801,262
General Motors Financial Co., Inc.:
4.000%, 1/15/2025	1,000,000	950,290
4.375%, 9/25/2021	2,000,000	2,021,838
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/2023 (6)(7)	450,000	451,125
Nissan Motor Acceptance Corp., 0.981%, 9/26/2016 (6)(7)(9)	250,000	250,977

		12,471,098

Banks — 18.3%
ABN AMRO Bank NV, 1.094%, 10/28/2016 (6)(7)(9)	750,000	753,292
Banco de Costa Rica, 5.250%, 8/12/2018 (6)(7)	800,000	817,000
Banco Santander Chile, 1.186%, 4/11/2017 (6)(7)(9)	1,000,000	992,534
BanColombia SA, 6.125%, 7/26/2020	500,000	519,225
Bank of America Corp.:
1.101%, 3/22/2016 (9)	1,500,000	1,503,226
1.154%, 4/1/2019 (9)	1,000,000	1,001,848
1.329%, 1/15/2019 (1)(9)	2,000,000	2,021,232
4.000%, 1/22/2025	2,000,000	1,960,878
BBVA Banco Continental SA, 5.250%, 9/22/2029 (6)(7)(9)	1,000,000	998,750
Branch Banking & Trust Co., 0.606%, 9/13/2016 (9)	1,500,000	1,501,143
Capital One Financial Corp.:
0.941%, 11/6/2015 (9)	2,000,000	2,000,788
3.150%, 7/15/2016 (1)	2,000,000	2,034,182
Citigroup, Inc.:
0.551%, 6/9/2016 (9)	1,000,000	995,610
0.822%, 3/10/2017 (9)	750,000	748,462
0.985%, 4/27/2018 (9)	3,000,000	2,993,910
Credit Suisse, 0.586%, 3/11/2016 (9)	1,750,000	1,749,825
Deutsche Bank AG/London, 0.795%, 5/30/2017 (9)	1,000,000	994,402
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,153,979
Goldman Sachs Group, Inc.:
1.421%, 11/15/2018 (9)	1,000,000	1,008,449
1.454%, 4/23/2020 (1)(9)	3,000,000	3,038,187

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
1.497%, 4/30/2018 (1)(9)	$1,500,000	$1,515,760
6.750%, 10/1/2037	1,000,000	1,196,725
7.500%, 2/15/2019	300,000	350,523
HSBC USA, Inc., 0.581%, 6/23/2017 (9)	1,500,000	1,493,436
ING Bank NV, 5.800%, 9/25/2023 (6)(7)	500,000	542,002
Itau Unibanco Holding SA/Cayman Island, 5.500%, 8/6/2022 (6)(7)	1,400,000	1,321,180
JPMorgan Chase & Co.:
3.150%, 7/5/2016	1,500,000	1,527,063
4.625%, 5/10/2021	300,000	325,326
5.150%, 10/1/2015	1,150,000	1,153,942
Morgan Stanley:
5.500%, 1/26/2020 (1)	1,000,000	1,113,876
5.500%, 7/28/2021	1,000,000	1,126,230
National City Bank:
0.636%, 12/15/2016 (9)	550,000	547,997
0.649%, 6/7/2017 (9)	2,000,000	1,987,622
PNC Funding Corp., 4.250%, 9/21/2015	1,365,000	1,367,521
SunTrust Banks, Inc., 3.500%, 1/20/2017	3,000,000	3,076,347
Turkiye Halk Bankasi AS, 4.750%, 6/4/2019 (6)(7)	1,000,000	997,500
Turkiye Is Bankasi, 7.850%, 12/10/2023 (1)(6)(7)	250,000	266,563
Wachovia Corp., 0.637%, 10/28/2015 (9)	750,000	750,197
Wells Fargo & Co.:
0.494%, 10/28/2015 (9)	1,500,000	1,500,504
4.300%, 7/22/2027 (1)	2,000,000	2,036,092
4.650%, 11/4/2044 (1)	2,000,000	1,964,636

		54,947,964

Beverages — 0.3%
PepsiCo, Inc., 0.542%, 2/26/2016 (9)	1,000,000	1,000,579

Biotechnology — 1.8%
Amgen, Inc., 0.709%, 5/22/2017 (9)	2,500,000	2,495,405
Celgene Corp., 5.000%, 8/15/2045 (1)	3,000,000	3,038,970

		5,534,375

Chemicals — 2.2%
Agrium, Inc., 4.125%, 3/15/2035	3,000,000	2,635,383
Braskem America Finance Co., 7.125%, 7/22/2041 (6)(7)	1,000,000	797,500
Braskem Finance, Ltd., 5.750%, 4/15/2021 (6)(7)	500,000	455,000
Dow Chemical Co., 8.550%, 5/15/2019	250,000	302,218
Mexichem SAB de C.V., 6.750%, 9/19/2042 (6)(7)	1,500,000	1,496,700
OCP SA, 6.875%, 4/25/2044 (6)(7)	800,000	827,936

		6,514,737

Commercial Services — 1.2%
ADT Corp.:
3.500%, 7/15/2022 (1)	1,000,000	900,300
4.125%, 4/15/2019 (1)	500,000	510,000
4.125%, 6/15/2023 (1)	500,000	461,250
4.875%, 7/15/2042	2,250,000	1,766,250

		3,637,800

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Computers — 1.5%
Hewlett-Packard Co., 1.226%, 1/14/2019 (9)	$2,000,000	$1,995,526
Seagate HDD Cayman, 5.750%, 12/1/2034 (6)(7)	2,500,000	2,452,070

		4,447,596

Distribution/Wholesale — 0.3%
Ingram Micro, Inc., 4.950%, 12/15/2024	1,000,000	1,023,343

Diversified Financial Services — 6.1%
AerCap Ireland Capital, Ltd., 4.500%, 5/15/2021	2,000,000	2,037,500
Ally Financial, Inc., 4.125%, 2/13/2022	2,500,000	2,450,000
American Express Credit Corp., 0.549%, 6/5/2017 (9)	3,000,000	2,984,070
Blackstone Holdings Finance Co. LLC, 4.450%, 7/15/2045 (6)(7)	1,000,000	940,057
E*TRADE Financial Corp., 4.625%, 9/15/2023 (1)	2,000,000	2,005,000
General Electric Capital Corp., 1.181%, 5/9/2016 (9)	700,000	704,052
HSBC Finance Corp., 5.500%, 1/19/2016	2,000,000	2,035,440
Jefferies Group, LLC, 6.500%, 1/20/2043	2,000,000	1,886,474
KKR Group Finance Co. II LLC, 5.500%, 2/1/2043 (1)(6)(7)	500,000	513,632
Navient Corp, 7.250%, 1/25/2022 (1)	1,250,000	1,181,250
Nomura Holdings, Inc., 1.736%, 9/13/2016 (9)	1,500,000	1,509,390

		18,246,865

Electric — 0.2%
Georgia Power Co., 0.606%, 3/15/2016 (9)	500,000	499,447

Food — 2.4%
ConAgra Foods, Inc.:
0.662%, 7/21/2016 (9)	2,000,000	1,995,062
6.625%, 8/15/2039	2,500,000	2,634,420
Kroger Co., 0.819%, 10/17/2016 (9)	2,500,000	2,500,015

		7,129,497

Forest Products & Paper — 0.1%
International Paper Co., 8.700%, 6/15/2038	250,000	335,656

Healthcare-Products — 0.3%
Mallinckrodt International Finance SA, 4.750%, 4/15/2023	850,000	809,625

Healthcare-Services — 0.6%
Humana, Inc., 8.150%, 6/15/2038	600,000	851,787
Quest Diagnostics, Inc., 4.700%, 3/30/2045	1,125,000	1,018,712

		1,870,499

Holding Companies-Diversified — 0.8%
Alfa SAB de C.V., 6.875%, 3/25/2044 (6)(7)	1,000,000	992,500
Leucadia National Corp.:
5.500%, 10/18/2023	1,000,000	1,010,327
6.625%, 10/23/2043	500,000	475,582

		2,478,409

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance — 1.5%
American Financial Group, Inc., 9.875%, 6/15/2019	$250,000	$312,209
Berkshire Hathaway Finance Corp., 0.456%, 1/13/2017 (9)	2,500,000	2,501,972
Primerica, Inc., 4.750%, 7/15/2022	500,000	541,377
Voya Financial, Inc., 5.500%, 7/15/2022	1,000,000	1,129,199

		4,484,757

Internet — 3.1%
Amazon.com, Inc., 4.950%, 12/5/2044	3,500,000	3,517,451
eBay, Inc., 4.000%, 7/15/2042	3,000,000	2,299,977
Expedia, Inc., 5.950%, 8/15/2020	650,000	712,194
Netflix, Inc.:
5.375%, 2/1/2021	1,250,000	1,296,875
5.750%, 3/1/2024 (1)	1,250,000	1,310,937

		9,137,434

Iron/Steel — 2.2%
Allegheny Technologies, Inc., 6.625%, 8/15/2023	1,000,000	887,500
ArcelorMittal:
6.250%, 3/1/2021 (1)	500,000	495,000
7.750%, 10/15/2039 (1)	1,000,000	932,500
GTL Trade Finance, Inc., 7.250%, 4/16/2044 (1)(6)(7)	3,000,000	2,465,100
Samarco Mineracao SA, 5.750%, 10/24/2023 (6)(7)	1,000,000	941,000
Vale Overseas, Ltd., 8.250%, 1/17/2034	1,000,000	1,001,800

		6,722,900

Lodging — 0.4%
Hyatt Hotels Corp., 5.375%, 8/15/2021	1,000,000	1,113,581

Media — 4.7%
CCO Safari II LLC, 6.484%, 10/23/2045 (6)(7)	3,000,000	3,059,826
DIRECTV Holdings LLC:
3.950%, 1/15/2025 (1)	2,000,000	1,942,984
5.150%, 3/15/2042	2,000,000	1,894,472
NBCUniversal Enterprise, Inc., 0.826%, 4/15/2016 (6)(7)(9)	1,000,000	1,001,766
Time Warner Cable, Inc., 6.750%, 6/15/2039	1,000,000	1,021,834
Viacom, Inc.:
4.375%, 3/15/2043	2,500,000	1,850,933
4.850%, 12/15/2034	1,000,000	843,621
Walt Disney Co., 0.635%, 5/30/2019 (9)	2,500,000	2,499,537

		14,114,973

Mining — 2.0%
Barrick North America Finance LLC, 5.750%, 5/1/2043 (1)	1,000,000	856,982
Corp Nacional del Cobre de Chile, 4.875%, 11/4/2044 (1)(6)(7)	1,000,000	892,857
Glencore Finance Canada, Ltd., 6.900%, 11/15/2037 (6)(7)	1,000,000	952,211
Rio Tinto Finance USA PLC, 1.123%, 6/17/2016 (9)	1,400,000	1,401,886

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining (continued)
Southern Copper Corp., 7.500%, 7/27/2035 (1)	$1,250,000	$1,300,450
Teck Resources, Ltd., 6.125%, 10/1/2035	1,000,000	692,919

		6,097,305

Miscellaneous Manufacturing — 0.6%
Trinity Industries, Inc., 4.550%, 10/1/2024	2,000,000	1,881,754

Oil & Gas — 6.2%
Chesapeake Energy Corp.:
6.125%, 2/15/2021 (1)	500,000	389,690
7.250%, 12/15/2018 (1)	1,000,000	850,000
Ecopetrol SA:
5.375%, 6/26/2026 (1)	2,000,000	1,869,500
7.375%, 9/18/2043	1,000,000	981,000
Ensco PLC:
5.200%, 3/15/2025 (1)	2,000,000	1,792,386
5.750%, 10/1/2044 (1)	2,000,000	1,515,246
KazMunayGas National Co. JSC, 5.750%, 4/30/2043 (6)(7)	2,000,000	1,568,480
Nabors Industries, Inc., 4.625%, 9/15/2021	1,000,000	958,509
Petrobras Global Finance BV, 5.375%, 1/27/2021 (1)	1,000,000	884,000
Petroleos Mexicanos:
4.250%, 1/15/2025 (6)(7)	2,000,000	1,896,800
5.500%, 6/27/2044	2,000,000	1,740,500
Pride International, Inc., 6.875%, 8/15/2020 (1)	1,000,000	1,052,020
Rowan Cos., Inc., 5.400%, 12/1/2042	1,000,000	707,929
Transocean, Inc.:
6.875%, 12/15/2021 (1)	2,000,000	1,600,000
7.500%, 4/15/2031	250,000	175,000
7.850%, 12/15/2041	1,000,000	710,000

		18,691,060

Oil & Gas Services — 0.1%
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	273,156

Packaging & Containers — 0.5%
Ball Corp.:
4.000%, 11/15/2023 (1)	500,000	473,750
5.000%, 3/15/2022	1,000,000	1,020,000

		1,493,750

Pharmaceuticals — 4.9%
AbbVie, Inc., 1.061%, 11/6/2015 (9)	3,000,000	3,001,638
Actavis Funding SCS, 1.199%, 9/1/2016 (9)	3,000,000	2,999,352
Bayer U.S. Finance LLC, 0.534%, 10/7/2016 (6)(7)(9)	2,000,000	1,998,172
Forest Laboratories LLC, 4.375%, 2/1/2019 (6)(7)	900,000	941,203
Hospira, Inc., 5.800%, 8/12/2023	1,000,000	1,160,204
Merck & Co., Inc.:
0.515%, 5/18/2016 (9)	2,000,000	2,001,088
0.686%, 2/10/2020 (1)(9)	2,500,000	2,488,725

		14,590,382

Pipelines — 3.5%
Energy Transfer Partners LP:
5.150%, 3/15/2045 (1)	2,000,000	1,691,324

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pipelines (continued)
6.500%, 2/1/2042	$1,500,000	$1,487,503
9.000%, 4/15/2019	250,000	294,732
Kinder Morgan Energy Partners LP, 7.500%, 11/15/2040	250,000	275,242
Kinder Morgan, Inc., 5.300%, 12/1/2034 (1)	3,000,000	2,611,653
ONEOK Partners LP, 4.900%, 3/15/2025	3,000,000	2,825,712
Sunoco Logistics Partners Operations LP, 5.350%, 5/15/2045 (1)	1,500,000	1,285,269

		10,471,435

Real Estate Investment Trusts — 1.5%
EPR Properties:
5.250%, 7/15/2023	1,000,000	1,016,806
5.750%, 8/15/2022	1,500,000	1,568,370
Hospitality Properties Trust:
4.500%, 6/15/2023	500,000	500,693
4.500%, 3/15/2025	1,500,000	1,472,581

		4,558,450

Retail — 3.2%
Bed Bath & Beyond, Inc., 5.165%, 8/1/2044	2,500,000	2,412,167
Coach, Inc., 4.250%, 4/1/2025	3,000,000	2,814,576
L Brands, Inc.:
6.950%, 3/1/2033	600,000	630,000
7.600%, 7/15/2037	1,000,000	1,125,000
QVC, Inc., 5.125%, 7/2/2022	250,000	252,846
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	291,287
Walgreens Boots Alliance, Inc., 0.775%, 5/18/2016 (9)	2,000,000	1,999,376

		9,525,252

Semiconductors — 1.2%
Micron Technology, Inc., 5.500%, 2/1/2025	2,000,000	1,865,000
QUALCOMM, Inc., 4.800%, 5/20/2045	2,000,000	1,734,218

		3,599,218

Sovereign — 1.0%
Costa Rica Government International Bond:
4.375%, 4/30/2025 (6)(7)	1,000,000	890,000
7.158%, 3/12/2045 (6)(7)	2,000,000	1,885,000
Republic of Armenia, 6.000%, 9/30/2020 (6)(7)	250,000	240,100

		3,015,100

Telecommunications — 9.6%
AT&T, Inc.:
0.699%, 2/12/2016 (9)	1,500,000	1,499,043
1.237%, 11/27/2018 (9)	1,235,000	1,234,911
4.500%, 5/15/2035 (1)	2,500,000	2,304,160
CenturyLink, Inc.:
7.600%, 9/15/2039	1,400,000	1,204,000
7.650%, 3/15/2042	2,000,000	1,720,000
Cisco Systems, Inc., 0.563%, 3/3/2017 (9)	2,500,000	2,502,052
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/2022	800,000	768,000

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Frontier Communications Corp.:
8.125%, 10/1/2018	$750,000	$812,813
8.750%, 4/15/2022	500,000	495,000
9.000%, 8/15/2031	2,500,000	2,217,187
Juniper Networks, Inc., 3.300%, 6/15/2020 (1)	3,000,000	3,014,817
Motorola Solutions, Inc., 5.500%, 9/1/2044	2,500,000	2,092,348
Telecom Italia Capital SA:
6.375%, 11/15/2033	1,500,000	1,530,000
7.200%, 7/18/2036	1,500,000	1,664,063
Telefonica Europe BV, 8.250%, 9/15/2030	1,250,000	1,677,071
Verizon Communications, Inc., 6.400%, 9/15/2033	2,000,000	2,299,780
Vodafone Group PLC, 4.375%, 2/19/2043 (1)	1,500,000	1,307,409
Windstream Services LLC, 7.500%, 6/1/2022 (1)	750,000	595,320

		28,937,974

Transportation — 1.0%
FedEx Corp.:
4.100%, 2/1/2045 (1)	2,500,000	2,237,907
8.000%, 1/15/2019	250,000	298,201
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (6)(7)	500,000	435,698

		2,971,806

Venture Capital — 0.8%
KKR Group Finance Co. III LLC, 5.125%, 6/1/2044 (6)(7)	2,500,000	2,413,035

Total Corporate Bonds & Notes (identified cost $274,924,734)		269,217,683

Municipals — 0.2%

California — 0.2%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	500,000	580,040

Total Municipals (identified cost $500,000)		580,040

U.S. Government & U.S. Government Agency Obligations — 5.2%

U.S. Treasury Bonds & Notes — 5.2%
2.375%, 7/31/2017	4,000,000	4,124,504
2.500%, 6/30/2017	2,000,000	2,065,066
2.625%, 1/31/2018	4,000,000	4,164,140
2.750%, 5/31/2017	3,000,000	3,107,598
2.750%, 2/15/2019	2,000,000	2,102,540

Total U.S. Government & U.S. Government Agency Obligations (identified cost $15,556,028)		15,563,848

Short-Term Investments — 16.1%

Collateral Pool Investments for Securities on Loan — 13.4%

Collateral pool allocation (3)		40,373,663

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.050% (4)	6,085,570	6,085,570

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Shares or Principal Amount	Value
Short-Term Investments (continued)

Short-Term Corporate Bonds & Notes — 0.7%

Auto Manufacturers — 0.7%
American Honda Finance Corp., 0.284%, 10/7/2015 (9)	$2,000,000	$1,999,898

Total Short-Term Investments (identified cost $48,459,233)		48,459,131

Total Investments — 111.2% (identified cost $339,439,995)		333,820,702
Other Assets and Liabilities — (11.2)%		(33,701,994)

Total Net Assets — 100.0%		$300,118,708

TCH Core Plus Bond Fund

Description	Principal Amount	Value
Asset-Backed Security — 0.1%

Automobiles — 0.1%
Harley-Davidson Motorcycle Trust, Class A4, (Series 2011-2), 1.470%, 8/15/2017	$1,303,979	$1,304,764

Total Asset-Backed Securities (identified cost $1,307,995)		1,304,764

Commercial Mortgage Securities — 0.1%

Private Sponsor — 0.1%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (9)	500,000	536,018

Total Commercial Mortgage Securities (identified cost $340,609)		536,018

Corporate Bonds & Notes — 52.5%

Agriculture — 0.2%
Altria Group, Inc., 10.200%, 2/6/2039	81,000	130,395
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	500,000	598,690
Reynolds American, Inc., 8.125%, 5/1/2040 (6)(7)	1,000,000	1,226,758

		1,955,843

Auto Manufacturers — 3.1%
Ford Motor Credit Co. LLC:
1.069%, 1/17/2017 (9)	2,000,000	1,998,434
1.223%, 1/9/2018 (9)	7,500,000	7,488,217
1.239%, 11/4/2019 (9)	4,000,000	3,975,876
1.561%, 5/9/2016 (9)	4,000,000	4,015,280
General Motors Financial Co., Inc.:
4.000%, 1/15/2025	5,000,000	4,751,450
4.375%, 9/25/2021	3,000,000	3,032,757
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/2023 (6)(7)	3,000,000	3,007,500
Nissan Motor Acceptance Corp., 0.981%, 9/26/2016 (6)(7)(9)	5,000,000	5,019,545

		33,289,059

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks — 9.3%
Banco Bradesco SA/Cayman Islands, 5.750%, 3/1/2022 (6)(7)	$2,000,000	$1,975,000
Banco de Costa Rica, 5.250%, 8/12/2018 (6)(7)	2,500,000	2,553,125
BanColombia SA:
5.950%, 6/3/2021	750,000	801,563
6.125%, 7/26/2020	900,000	934,605
Bank of America Corp.:
1.101%, 3/22/2016 (9)	5,000,000	5,010,755
4.250%, 10/22/2026 (1)	4,000,000	3,946,484
Branch Banking & Trust Co., 0.606%, 9/13/2016 (9)	5,000,000	5,003,810
Capital One Financial Corp., 3.150%, 7/15/2016 (1)	3,500,000	3,559,818
Citigroup, Inc.:
0.822%, 3/10/2017 (1)(9)	6,000,000	5,987,694
0.985%, 4/27/2018 (1)(9)	8,000,000	7,983,760
1.255%, 7/25/2016 (9)	5,000,000	5,013,060
Credit Suisse, 0.586%, 3/11/2016 (9)	5,000,000	4,999,500
Deutsche Bank AG/London, 0.795%, 5/30/2017 (9)	3,000,000	2,983,206
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,153,979
Goldman Sachs Group, Inc.:
1.421%, 11/15/2018 (1)(9)	5,000,000	5,042,245
1.454%, 4/23/2020 (1)(9)	8,000,000	8,101,832
1.497%, 4/30/2018 (9)	5,000,000	5,052,535
HSBC USA, Inc., 0.581%, 6/23/2017 (9)	4,000,000	3,982,496
ING Bank NV, 5.800%, 9/25/2023 (6)(7)	3,000,000	3,252,009
Itau Unibanco Holding SA/Cayman Island, 5.500%, 8/6/2022 (1)(6)(7)	5,000,000	4,718,500
Morgan Stanley:
1.024%, 1/5/2018 (9)	3,000,000	3,001,713
5.000%, 11/24/2025	6,000,000	6,329,376
5.500%, 7/28/2021 (1)	1,500,000	1,689,345
Standard Chartered PLC, 5.200%, 1/26/2024 (1)(6)(7)	3,500,000	3,625,219
Turkiye Halk Bankasi AS, 4.750%, 6/4/2019 (6)(7)	3,500,000	3,491,250
Turkiye Is Bankasi, 7.850%, 12/10/2023 (1)(6)(7)	250,000	266,563

		100,459,442

Biotechnology — 1.1%
Amgen, Inc., 0.709%, 5/22/2017 (9)	5,000,000	4,990,810
Celgene Corp., 5.000%, 8/15/2045	7,000,000	7,090,930

		12,081,740

Chemicals — 1.7%
Braskem America Finance Co., 7.125%, 7/22/2041 (6)(7)	6,000,000	4,785,000
Grupo Idesa SA de C.V., 7.875%, 12/18/2020 (6)(7)	2,750,000	2,866,875
Mexichem SAB de C.V., 6.750%, 9/19/2042 (6)(7)	8,400,000	8,381,520
OCP SA, 6.875%, 4/25/2044 (6)(7)	2,500,000	2,587,300

		18,620,695

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Commercial Services — 0.9%
ADT Corp.:
3.500%, 7/15/2022 (1)	$2,750,000	$2,475,825
4.875%, 7/15/2042	8,000,000	6,280,000
6.250%, 10/15/2021 (1)	1,000,000	1,037,500

		9,793,325

Computers — 0.8%
Hewlett-Packard Co., 1.226%, 1/14/2019 (9)	2,250,000	2,244,967
Seagate HDD Cayman:
4.875%, 6/1/2027 (6)(7)	3,000,000	2,772,828
5.750%, 12/1/2034 (6)(7)	3,500,000	3,432,898

		8,450,693

Distribution/Wholesale — 0.2%
Ingram Micro, Inc., 4.950%, 12/15/2024	2,500,000	2,558,358

Diversified Financial Services — 3.2%
AerCap Ireland Capital, Ltd., 4.500%, 5/15/2021	4,000,000	4,075,000
Ally Financial, Inc., 4.125%, 2/13/2022 (1)	6,000,000	5,880,000
American Express Credit Corp.:
0.549%, 6/5/2017 (9)	7,500,000	7,460,175
0.907%, 7/31/2018 (9)	3,000,000	3,001,152
General Electric Capital Corp., 0.884%, 1/8/2016 (9)	4,000,000	4,006,376
Jefferies Group, LLC, 6.500%, 1/20/2043 (1)	5,000,000	4,716,185
Navient Corp, 7.250%, 1/25/2022	1,500,000	1,417,500
Nomura Holdings, Inc., 1.736%, 9/13/2016 (9)	4,000,000	4,025,040

		34,581,428

Electric — 0.9%
CMS Energy Corp., 5.050%, 3/15/2022	1,000,000	1,088,617
Entergy Corp., 3.625%, 9/15/2015	5,000,000	5,004,330
Georgia Power Co., 0.606%, 3/15/2016 (9)	4,000,000	3,995,576

		10,088,523

Food — 1.3%
ConAgra Foods, Inc.:
0.662%, 7/21/2016 (9)	4,000,000	3,990,124
6.625%, 8/15/2039	7,000,000	7,376,376
Kroger Co., 0.819%, 10/17/2016 (9)	3,000,000	3,000,018

		14,366,518

Forest Products & Paper — 0.0%
International Paper Co., 8.700%, 6/15/2038	250,000	335,656

Healthcare-Products — 0.3%
Mallinckrodt International Finance SA, 4.750%, 4/15/2023	3,000,000	2,857,500

Healthcare-Services — 0.3%
UnitedHealth Group, Inc., 0.744%, 1/17/2017 (9)	3,000,000	3,002,088

Holding Companies-Diversified — 0.6%
Leucadia National Corp.:
5.500%, 10/18/2023 (1)	4,000,000	4,041,308
6.625%, 10/23/2043	3,000,000	2,853,492

		6,894,800

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance — 0.4%
American Financial Group, Inc., 9.875%, 6/15/2019	$250,000	$312,209
Berkshire Hathaway Finance Corp., 0.456%, 1/13/2017 (1)(9)	2,500,000	2,501,972
Voya Financial, Inc., 5.500%, 7/15/2022	1,000,000	1,129,199

		3,943,380

Internet — 1.5%
Amazon.com, Inc., 4.800%, 12/5/2034 (1)	5,000,000	5,051,415
eBay, Inc., 4.000%, 7/15/2042	7,000,000	5,366,613
Netflix, Inc.:
5.375%, 2/1/2021	250,000	259,375
5.750%, 3/1/2024	4,750,000	4,981,562

		15,658,965

Iron/Steel — 2.5%
Allegheny Technologies, Inc., 6.625%, 8/15/2023	2,000,000	1,775,000
ArcelorMittal:
6.250%, 3/1/2021 (1)	750,000	742,500
7.750%, 10/15/2039	1,000,000	932,500
Glencore Funding LLC:
1.487%, 5/27/2016 (6)(7)(9)	1,500,000	1,489,383
4.125%, 5/30/2023 (1)(6)(7)	2,000,000	1,802,172
GTL Trade Finance, Inc., 7.250%, 4/16/2044 (6)(7)	8,000,000	6,573,600
Samarco Mineracao SA, 5.750%, 10/24/2023 (6)(7)	5,000,000	4,705,000
Vale Overseas, Ltd.:
6.875%, 11/21/2036 (1)	8,500,000	7,276,000
8.250%, 1/17/2034	1,500,000	1,502,700

		26,798,855

Media — 2.3%
CCO Safari II LLC, 6.384%, 10/23/2035 (1)(6)(7)	7,000,000	7,146,804
DIRECTV Holdings LLC, 5.150%, 3/15/2042 (1)	4,000,000	3,788,944
NBCUniversal Enterprise, Inc., 0.826%, 4/15/2016 (6)(7)(9)	4,000,000	4,007,064
Viacom, Inc.:
4.375%, 3/15/2043	2,500,000	1,850,932
4.850%, 12/15/2034 (1)	8,000,000	6,748,968
Walt Disney Co., 0.635%, 5/30/2019 (9)	1,000,000	999,815

		24,542,527

Mining — 2.1%
Barrick North America Finance LLC, 5.700%, 5/30/2041 (1)	4,000,000	3,291,632
Glencore Finance Canada, Ltd., 6.900%, 11/15/2037 (6)(7)	2,500,000	2,380,527
Newmont Mining Corp., 6.250%, 10/1/2039	2,000,000	1,780,746
Rio Tinto Finance USA PLC, 1.123%, 6/17/2016 (9)	4,000,000	4,005,388
Southern Copper Corp.:
5.250%, 11/8/2042 (1)	5,000,000	4,090,500
7.500%, 7/27/2035 (1)	3,000,000	3,121,080
Teck Resources, Ltd.:
6.125%, 10/1/2035	1,500,000	1,039,379
6.250%, 7/15/2041	4,550,000	3,067,615

		22,776,867

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Miscellaneous Manufacturing — 0.3%
Trinity Industries, Inc., 4.550%, 10/1/2024	$3,000,000	$2,822,631

Oil & Gas — 3.8%
Chesapeake Energy Corp.:
6.125%, 2/15/2021 (1)	1,000,000	779,380
7.250%, 12/15/2018	5,000,000	4,250,000
Ecopetrol SA:
5.375%, 6/26/2026	2,000,000	1,869,500
7.375%, 9/18/2043 (1)	6,000,000	5,886,000
7.625%, 7/23/2019 (1)	500,000	571,850
Ensco PLC, 5.750%, 10/1/2044 (1)	8,000,000	6,060,984
KazMunayGas National Co. JSC, 5.750%, 4/30/2043 (6)(7)	7,000,000	5,489,680
Petroleos Mexicanos:
5.500%, 6/27/2044	4,000,000	3,481,000
6.375%, 1/23/2045 (1)	2,500,000	2,449,500
Pride International, Inc., 7.875%, 8/15/2040	1,000,000	966,533
Rowan Cos., Inc., 5.400%, 12/1/2042	6,000,000	4,247,574
Transocean, Inc.:
6.875%, 12/15/2021 (1)	5,000,000	4,000,000
7.500%, 4/15/2031	250,000	175,000
7.850%, 12/15/2041 (1)	1,500,000	1,065,000

		41,292,001

Oil & Gas Services — 0.0%
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	273,156

Packaging & Containers — 1.1%
Ball Corp.:
4.000%, 11/15/2023 (1)	4,000,000	3,790,000
5.000%, 3/15/2022 (1)	7,500,000	7,650,000

		11,440,000

Pharmaceuticals — 3.4%
AbbVie, Inc., 1.061%, 11/6/2015 (9)	9,000,000	9,004,914
Actavis Funding SCS, 1.199%, 9/1/2016 (9)	3,500,000	3,499,244
Bayer U.S. Finance LLC, 0.534%, 10/7/2016 (6)(7)(9)	5,000,000	4,995,430
Hospira, Inc., 5.800%, 8/12/2023	4,000,000	4,640,816
Merck & Co., Inc.:
0.515%, 5/18/2016 (9)	8,000,000	8,004,352
0.686%, 2/10/2020 (1)(9)	6,000,000	5,972,940

		36,117,696

Pipelines — 0.7%
Energy Transfer Partners LP:
5.150%, 3/15/2045 (1)	4,000,000	3,382,648
6.500%, 2/1/2042	1,000,000	991,669
9.000%, 4/15/2019	250,000	294,731
ONEOK Partners LP, 4.900%, 3/15/2025	3,400,000	3,202,474

		7,871,522

Real Estate Investment Trusts — 1.1%
EPR Properties:
5.250%, 7/15/2023	5,000,000	5,084,030
5.750%, 8/15/2022	1,000,000	1,045,580
Health Care REIT, Inc., 4.500%, 1/15/2024 (1)	2,500,000	2,589,935

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Real Estate Investment Trusts (continued)
Hospitality Properties Trust:
4.500%, 6/15/2023	$1,000,000	$1,001,386
4.500%, 3/15/2025	2,500,000	2,454,303

		12,175,234

Retail — 1.4%
Coach, Inc., 4.250%, 4/1/2025	6,000,000	5,629,152
L Brands, Inc.:
6.950%, 3/1/2033	2,500,000	2,625,000
7.600%, 7/15/2037	6,000,000	6,750,000
QVC, Inc., 5.125%, 7/2/2022	250,000	252,846

		15,256,998

Semiconductors — 1.8%
Micron Technology, Inc., 5.500%, 2/1/2025 (1)	8,000,000	7,460,000
QUALCOMM, Inc.:
0.603%, 5/18/2018 (9)	7,000,000	6,930,896
4.800%, 5/20/2045	5,000,000	4,335,545

		18,726,441

Sovereign — 0.6%
Costa Rica Government International Bond:
5.625%, 4/30/2043 (6)(7)	5,000,000	4,100,000
7.000%, 4/4/2044 (1)(6)(7)	2,000,000	1,880,000
Republic of Armenia, 6.000%, 9/30/2020 (6)(7)	751,000	721,260

		6,701,260

Telecommunications — 4.8%
AT&T, Inc.:
0.699%, 2/12/2016 (9)	4,000,000	3,997,448
4.500%, 5/15/2035 (1)	5,500,000	5,069,152
CenturyLink, Inc.:
7.600%, 9/15/2039	6,500,000	5,590,000
7.650%, 3/15/2042	6,750,000	5,805,000
Frontier Communications Corp.:
7.125%, 1/15/2023 (1)	5,000,000	4,540,000
7.875%, 1/15/2027	2,500,000	2,225,000
8.125%, 10/1/2018	500,000	541,875
9.000%, 8/15/2031	500,000	443,438
Motorola Solutions, Inc., 5.500%, 9/1/2044	7,500,000	6,277,042
Telecom Italia Capital SA, 6.375%, 11/15/2033	6,000,000	6,120,000
Telefonica Europe BV, 8.250%, 9/15/2030	1,530,000	2,052,735
Verizon Communications, Inc.:
2.036%, 9/14/2018 (9)	2,000,000	2,054,952
5.150%, 9/15/2023 (1)	5,000,000	5,490,635
Windstream Services LLC, 7.500%, 6/1/2022 (1)	1,000,000	793,760

		51,001,037

Transportation — 0.1%
FedEx Corp., 8.000%, 1/15/2019	250,000	298,201
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (6)(7)	500,000	435,698

		733,899

Trucking & Leasing — 0.2%
Aviation Capital Group Corp., 4.625%, 1/31/2018 (6)(7)	2,000,000	2,057,500

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Venture Capital — 0.5%
KKR Group Finance Co. III LLC, 5.125%, 6/1/2044 (6)(7)	$5,000,000	$4,826,070

Total Corporate Bonds & Notes (identified cost $582,595,747)		564,351,707

Municipals — 0.0%

California — 0.0%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	300,000	348,024

Total Municipals (identified cost $300,000)		348,024

U.S. Government & U.S. Government Agency Obligations — 16.6%

U.S. Treasury Bonds & Notes — 16.6%
1.375%, 7/15/2018 (1)	5,532,650	5,763,323
1.750%, 1/15/2028	1,708,455	1,906,484
1.875%, 7/15/2019	5,587,600	5,989,790
2.000%, 7/31/2020	12,500,000	12,763,187
2.000%, 9/30/2020 (1)	10,000,000	10,193,230
2.000%, 11/30/2020	2,500,000	2,543,783
2.000%, 11/15/2021	15,000,000	15,130,755
2.000%, 2/15/2023	15,000,000	14,998,440
2.000%, 2/15/2025 (1)	5,000,000	4,913,445
2.125%, 1/15/2019	5,001,165	5,347,991
2.125%, 8/15/2021	12,500,000	12,728,837
2.250%, 11/30/2017 (1)	14,000,000	14,431,396
2.250%, 11/15/2024 (1)	15,000,000	15,078,900
2.375%, 7/31/2017	12,500,000	12,889,075
2.500%, 6/30/2017	10,000,000	10,325,330
2.500%, 5/15/2024 (1)	5,000,000	5,143,490
2.625%, 1/31/2018	15,000,000	15,615,525
2.750%, 5/31/2017	12,500,000	12,948,325

Total U.S. Government & U.S. Government Agency Obligations (identified cost $177,633,857)		178,711,306

U.S. Government Agency-Mortgage Securities — 28.5%

Federal Home Loan Mortgage Corporation — 14.7%
3.000%, 11/1/2042	1,622,398	1,631,894
3.000%, 4/1/2043	1,924,305	1,940,856
3.000%, 4/1/2043	2,704,299	2,719,459
3.000%, 4/1/2043	6,861,405	6,905,758
3.000%, 5/1/2043	3,435,803	3,454,278
3.000%, 7/1/2043	13,236,961	13,305,078
3.000%, 9/1/2043	13,318,933	13,384,449
3.000%, 4/1/2045	11,834,610	11,879,475
3.000%, 5/1/2045	6,433,197	6,457,586
3.500%, 12/1/2040	1,216,263	1,265,590
3.500%, 12/1/2041	1,301,020	1,353,835
3.500%, 3/1/2042	463,878	482,722
3.500%, 12/1/2042	1,039,467	1,081,698
3.500%, 7/1/2043	6,262,617	6,500,596
3.500%, 9/1/2043	12,886,944	13,373,142
3.500%, 11/1/2043	11,380,945	11,799,639
3.500%, 1/1/2044	11,678,565	12,106,701
3.500%, 2/1/2044	11,940,266	12,377,996
3.500%, 11/1/2044	8,841,985	9,166,132
4.000%, 4/1/2026	746,360	796,888
4.000%, 10/1/2031	1,159,004	1,233,005

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
4.000%, 12/1/2039	$916,265	$974,938
4.000%, 12/1/2040	395,498	422,211
4.000%, 12/1/2040	5,221,426	5,552,945
4.000%, 3/1/2041	415,830	442,724
4.000%, 4/1/2041	9,306,130	9,983,588
4.000%, 8/1/2041	258,226	274,633
4.000%, 11/1/2041	1,074,707	1,143,717
4.500%, 9/1/2031	553,877	605,746
4.500%, 3/1/2039	238,629	259,381
4.500%, 5/1/2039	915,532	1,007,917
4.500%, 2/1/2040	239,444	260,050
4.500%, 11/1/2040	745,597	814,680
4.500%, 2/1/2041	1,567,247	1,703,790
5.000%, 12/1/2035	112,865	124,110
5.000%, 1/1/2038	59,287	65,102
5.000%, 3/1/2038	201,900	221,496
5.000%, 3/1/2038	64,061	70,339
5.000%, 2/1/2039	270,002	296,156
5.000%, 1/1/2040	291,660	322,973
6.000%, 6/1/2037	221,633	250,238
6.000%, 1/1/2038	246,211	278,053

		158,291,564

Federal National Mortgage Association — 13.5%
3.000%, 3/1/2043	3,601,493	3,638,188
3.000%, 7/1/2043	8,884,524	8,968,332
3.000%, 7/1/2043	17,639,256	17,805,594
3.000%, 8/1/2043	13,434,116	13,558,758
3.000%, 9/1/2044	12,701,911	12,792,311
3.000%, 1/1/2045	13,933,466	14,031,586
3.000%, 2/1/2045	19,437,078	19,573,954
3.000%, 6/1/2045	9,951,264	10,021,341
3.500%, 7/1/2032	648,160	682,926
3.500%, 5/1/2042	1,602,619	1,666,786
3.500%, 10/1/2042	1,780,832	1,852,545
3.500%, 10/1/2042	1,141,867	1,192,979
3.500%, 10/1/2042	1,445,476	1,502,853
3.500%, 11/1/2042	781,466	812,844
3.500%, 12/1/2042	1,480,234	1,539,682
3.500%, 1/1/2043	4,213,008	4,394,939
3.500%, 5/1/2043	16,393,367	17,045,036
4.000%, 11/1/2040	503,075	538,003
4.000%, 1/1/2041	844,801	903,458
4.000%, 2/1/2041	711,127	758,813
4.000%, 2/1/2041	3,908,338	4,183,153
4.000%, 3/1/2041	280,984	300,523
4.000%, 11/1/2041	796,095	848,962
4.500%, 6/1/2039	1,301,317	1,426,337
4.500%, 8/1/2041	790,115	861,029
5.000%, 7/1/2022	555,180	600,114
5.000%, 3/1/2035	451,152	500,219
5.000%, 5/1/2042	1,078,827	1,194,240
5.500%, 2/1/2034	76,667	86,489
5.500%, 7/1/2036	425,120	478,915
5.500%, 8/1/2037	797,660	897,236
5.500%, 6/1/2038	97,116	108,683
6.000%, 12/1/2038	50,598	57,132
6.000%, 5/1/2039	323,105	367,940
6.500%, 10/1/2037	93,244	107,121
6.500%, 11/1/2037	72,262	80,749

		145,379,770

Government National Mortgage Association — 0.3%
4.000%, 10/15/2040	804,536	858,044
4.000%, 12/15/2040	1,002,083	1,067,602

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Government National Mortgage Association (continued)
4.000%, 4/15/2041	$925,792	$986,325
5.500%, 8/20/2038	145,609	155,950
5.500%, 2/15/2039	79,996	89,974
6.000%, 12/15/2038	95,995	108,693
6.000%, 1/15/2039	53,415	60,481

		3,327,069

Total U.S. Government Agency-Mortgage Securities (identified cost $300,906,527)		306,998,403

Short-Term Investments — 14.1%

Collateral Pool Investments for Securities on Loan — 12.3%

Collateral pool allocation (3)		131,722,400

Mutual Funds — 1.8%
BMO Prime Money Market Fund, Class I, 0.050% (4)	19,640,890	19,640,890

Total Short-Term Investments (identified cost $151,363,290)		151,363,290

Total Investments — 111.9% (identified cost $1,214,448,025)		1,203,613,512
Other Assets and Liabilities — (11.9)%		(128,137,961)

Total Net Assets — 100.0%		$1,075,475,551

Monegy High Yield Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 97.6%

Aerospace/Defense — 1.3%
Spirit AeroSystems, Inc., 6.750%, 12/15/2020	$340,000	$356,184
TransDigm, Inc., 6.500%, 7/15/2024	290,000	284,925
Triumph Group, Inc., 4.875%, 4/1/2021	320,000	312,000

		953,109

Agriculture — 0.8%
Alliance One International, Inc., 9.875%, 7/15/2021	277,000	234,757
Vector Group, Ltd., 7.750%, 2/15/2021	325,000	347,019

		581,776

Airlines — 1.2%
American Airlines Group, Inc., 4.625%, 3/1/2020 (6)(7)	453,000	446,205
United Continental Holdings, Inc.:
6.000%, 12/1/2020	150,000	156,938
6.375%, 6/1/2018	276,000	289,455

		892,598

Apparel — 0.5%
Levi Strauss & Co., 5.000%, 5/1/2025	236,000	232,165
Perry Ellis International, Inc., 7.875%, 4/1/2019	155,000	160,425

		392,590

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Auto Manufacturers — 1.1%
Fiat Chrysler Automobiles, 5.250%, 4/15/2023	$250,000	$248,438
General Motors Co., 5.200%, 4/1/2045	203,000	191,922
Navistar International Corp., 8.250%, 11/1/2021	381,000	331,470

		771,830

Auto Parts & Equipment — 3.4%
American Axle & Manufacturing, Inc.:
5.125%, 2/15/2019	139,000	141,259
6.250%, 3/15/2021	152,000	155,610
6.625%, 10/15/2022	201,000	206,025
Dana Holding Corp.:
5.500%, 12/15/2024	59,000	58,263
6.750%, 2/15/2021	120,000	125,250
Goodyear Tire & Rubber Co.:
7.000%, 5/15/2022	68,000	72,505
8.250%, 8/15/2020	258,000	269,932
Meritor, Inc.:
6.250%, 2/15/2024	270,000	262,912
6.750%, 6/15/2021	262,000	267,240
Pittsburgh Glass Works LLC, 8.000%, 11/15/2018 (6)(7)	421,000	439,945
Tenneco, Inc., 5.375%, 12/15/2024	241,000	250,038
Titan International, Inc., 6.875%, 10/1/2020	286,000	257,400

		2,506,379

Banks — 1.0%
CIT Group, Inc.:
5.000%, 8/15/2022	491,000	500,206
5.375%, 5/15/2020	52,000	54,470
5.500%, 2/15/2019 (6)(7)	189,000	199,159

		753,835

Beverages — 0.6%
Cott Beverages, Inc.:
5.375%, 7/1/2022	301,000	296,485
6.750%, 1/1/2020	158,000	164,320

		460,805

Building Materials — 2.4%
Builders FirstSource, Inc., 7.625%, 6/1/2021 (6)(7)	347,000	366,085
Gibraltar Industries, Inc., 6.250%, 2/1/2021	314,000	318,710
Louisiana-Pacific Corp., 7.500%, 6/1/2020	439,000	466,437
Norbord, Inc., 6.250%, 4/15/2023 (6)(7)	289,000	291,890
Vulcan Materials Co., 7.500%, 6/15/2021	259,000	297,203

		1,740,325

Chemicals — 1.3%
Huntsman International LLC, 5.125%, 11/15/2022 (6)(7)	227,000	216,218
Kraton Polymers LLC, 6.750%, 3/1/2019	300,000	302,437
PolyOne Corp., 7.375%, 9/15/2020	216,000	225,234
Tronox Finance LLC, 6.375%, 8/15/2020	287,000	236,775

		980,664

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Coal — 0.6%
Murray Energy Corp., 11.250%, 4/15/2021 (6)(7)	$350,000	$163,625
SunCoke Energy Partners LP:
7.375%, 2/1/2020 (6)(7)	125,000	114,063
7.375%, 2/1/2020 (6)(7)	181,000	165,162

		442,850

Commercial Services — 6.7%
ADT Corp., 6.250%, 10/15/2021	274,000	284,275
Avis Budget Car Rental LLC, 5.250%, 3/15/2025 (6)(7)	185,000	175,981
Deluxe Corp., 6.000%, 11/15/2020	218,000	229,717
FTI Consulting, Inc.:
6.000%, 11/15/2022	68,000	71,655
6.750%, 10/1/2020	316,000	328,972
Great Lakes Dredge & Dock Corp., 7.375%, 2/1/2019	264,000	266,640
Hertz Corp.:
6.750%, 4/15/2019	63,000	64,575
7.500%, 10/15/2018	500,000	511,875
Live Nation Entertainment, Inc., 7.000%, 9/1/2020 (6)(7)	305,000	324,825
Monitronics International, Inc., 9.125%, 4/1/2020	412,000	387,280
Quad/Graphics, Inc., 7.000%, 5/1/2022	282,000	263,670
Rent-A-Center, Inc.:
4.750%, 5/1/2021	50,000	43,000
6.625%, 11/15/2020	340,000	334,900
RR Donnelley & Sons Co., 7.000%, 2/15/2022	272,000	267,580
Service Corp. International:
5.375%, 1/15/2022	192,000	202,320
5.375%, 5/15/2024	329,000	343,805
Sotheby’s, 5.250%, 10/1/2022 (6)(7)	343,000	327,565
United Rentals North America, Inc.:
4.625%, 7/15/2023	125,000	123,437
5.500%, 7/15/2025	132,000	127,875
6.125%, 6/15/2023	128,000	131,200
7.625%, 4/15/2022	55,000	59,538
8.250%, 2/1/2021	29,000	30,813

		4,901,498

Computers — 0.5%
DynCorp International, Inc., 10.375%, 7/1/2017	176,000	129,360
IHS, Inc., 5.000%, 11/1/2022	218,000	221,270

		350,630

Cosmetics/Personal Care — 0.8%
Albea Beauty Holdings SA, 8.375%, 11/1/2019 (6)(7)	292,000	310,980
Revlon Consumer Products Corp., 5.750%, 2/15/2021	267,000	265,665

		576,645

Distribution/Wholesale — 0.4%
Univar USA, Inc., 6.750%, 7/15/2023 (6)(7)	284,000	283,290

Diversified Financial Services — 3.8%
AerCap Ireland Capital, Ltd., 4.625%, 7/1/2022	150,000	151,500

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Aircastle, Ltd.:
4.625%, 12/15/2018	$56,000	$57,680
6.250%, 12/1/2019	74,000	80,475
7.625%, 4/15/2020	185,000	210,669
Ally Financial, Inc., 3.750%, 11/18/2019	233,000	233,000
Cogent Communications Finance, Inc., 5.625%, 4/15/2021 (6)(7)	212,000	199,280
CoreLogic, Inc., 7.250%, 6/1/2021	250,000	263,125
Credit Acceptance Corp., 6.125%, 2/15/2021	212,000	211,205
Fly Leasing, Ltd., 6.750%, 12/15/2020	400,000	413,000
Icahn Enterprises LP, 5.875%, 2/1/2022	150,000	152,100
International Lease Finance Corp.:
4.625%, 4/15/2021	225,000	229,500
5.875%, 8/15/2022	125,000	135,156
NewStar Financial, Inc., 7.250%, 5/1/2020 (6)(7)	183,000	182,314
PHH Corp., 6.375%, 8/15/2021	282,000	261,555

		2,780,559

Electric — 1.8%
AES Corp., 7.375%, 7/1/2021	42,000	45,465
Calpine Corp.:
5.375%, 1/15/2023	200,000	193,940
5.750%, 1/15/2025	10,000	9,725
5.875%, 1/15/2024 (6)(7)	164,000	173,020
GenOn Energy, Inc., 9.500%, 10/15/2018	433,000	418,386
NRG Energy, Inc., 6.625%, 3/15/2023	446,000	440,425

		1,280,961

Electrical Components & Equipment — 1.6%
Anixter, Inc., 5.500%, 3/1/2023 (6)(7)	237,000	237,592
Belden, Inc., 5.500%, 9/1/2022 (6)(7)	419,000	414,810
General Cable Corp., 5.750%, 10/1/2022	286,000	257,400
WESCO Distribution, Inc., 5.375%, 12/15/2021	290,000	283,475

		1,193,277

Engineering & Construction — 0.8%
Abengoa Finance SAU, 7.750%, 2/1/2020 (6)(7)	150,000	90,000
Dycom Investments, Inc., 7.125%, 1/15/2021	333,000	348,818
MasTec, Inc., 4.875%, 3/15/2023	190,000	156,750

		595,568

Entertainment — 3.0%
AMC Entertainment, Inc., 5.875%, 2/15/2022	271,000	276,420
Cinemark USA, Inc., 7.375%, 6/15/2021	200,000	212,250
DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020 (6)(7)	277,000	261,765
National CineMedia LLC, 7.875%, 7/15/2021	502,000	525,845
Penn National Gaming, Inc., 5.875%, 11/1/2021	381,000	388,620

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Entertainment (continued)
Regal Entertainment Group:
5.750%, 3/15/2022	$105,000	$106,050
5.750%, 2/1/2025	268,000	260,965
Speedway Motorsports, Inc., 5.125%, 2/1/2023	176,000	175,120

		2,207,035

Environmental Control — 0.5%
Covanta Holding Corp., 5.875%, 3/1/2024	390,000	382,200

Food — 2.7%
Chiquita Brands International, Inc., 7.875%, 2/1/2021	182,000	197,243
Darling Ingredients, Inc., 5.375%, 1/15/2022	285,000	282,506
Dean Foods Co., 6.500%, 3/15/2023 (6)(7)	267,000	270,337
Dean Holding Co., 6.900%, 10/15/2017	300,000	313,125
H.J. Heinz Co., 4.875%, 2/15/2025 (6)(7)	215,000	232,303
JBS USA LLC:
5.875%, 7/15/2024 (6)(7)	100,000	99,875
7.250%, 6/1/2021 (6)(7)	163,000	170,946
8.250%, 2/1/2020 (6)(7)	184,000	194,810
Post Holdings, Inc., 6.750%, 12/1/2021 (6)(7)	200,000	202,000

		1,963,145

Food Service — 0.4%
ARAMARK Services, Inc., 5.750%, 3/15/2020	269,000	279,424

Forest Products & Paper — 0.9%
P.H. Glatfelter Co., 5.375%, 10/15/2020	118,000	120,065
Sappi Papier Holding GmbH:
6.625%, 4/15/2021 (6)(7)	200,000	206,000
7.750%, 7/15/2017 (6)(7)	300,000	322,500

		648,565

Gas — 0.4%
AmeriGas Partners LP, 6.500%, 5/20/2021	250,000	253,750

Healthcare-Products — 1.2%
Alere, Inc.:
6.375%, 7/1/2023 (6)(7)	62,000	63,705
6.500%, 6/15/2020	243,000	253,228
Hanger, Inc., 7.125%, 11/15/2018	262,000	259,380
Hill-Rom Holdings, Inc., 5.750%, 9/1/2023 (6)(7)(10)	160,000	163,600
Teleflex, Inc., 5.250%, 6/15/2024	161,000	162,207

		902,120

Healthcare-Services — 6.7%
Acadia Healthcare Co., Inc.:
5.125%, 7/1/2022	18,000	18,135
6.125%, 3/15/2021	253,000	262,487
Amsurg Corp., 5.625%, 7/15/2022	377,000	386,191
Centene Corp., 4.750%, 5/15/2022	274,000	278,965
CHS/Community Health Systems, Inc.:
6.875%, 2/1/2022	276,000	294,026
8.000%, 11/15/2019	221,000	231,497

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Healthcare-Services (continued)
DaVita HealthCare Partners, Inc., 5.000%, 5/1/2025	$182,000	$178,815
Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024 (6)(7)	178,000	179,104
HCA, Inc.:
5.000%, 3/15/2024	276,000	283,245
7.500%, 2/15/2022	225,000	258,680
HealthSouth Corp.:
5.125%, 3/15/2023	100,000	99,375
5.750%, 11/1/2024	368,000	374,035
Kindred Healthcare, Inc., 6.375%, 4/15/2022	370,000	380,637
LifePoint Hospitals, Inc., 5.500%, 12/1/2021	394,000	411,484
Select Medical Corp., 6.375%, 6/1/2021	450,000	459,000
Tenet Healthcare Corp.:
6.750%, 2/1/2020	154,000	163,048
6.750%, 6/15/2023	305,000	315,675
8.000%, 8/1/2020	320,000	334,800

		4,909,199

Holding Companies-Diversified — 0.5%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (6)(7)	359,000	376,950

Home Builders — 2.8%
Brookfield Residential Properties, Inc.:
6.125%, 7/1/2022 (6)(7)	215,000	209,625
6.500%, 12/15/2020 (6)(7)	68,000	68,170
KB Home:
7.500%, 9/15/2022	54,000	55,890
7.625%, 5/15/2023	128,000	131,840
8.000%, 3/15/2020	151,000	163,458
Meritage Homes Corp., 7.150%, 4/15/2020	275,000	298,375
Ryland Group, Inc., 6.625%, 5/1/2020	263,000	289,300
Taylor Morrison Communities, Inc.:
5.250%, 4/15/2021 (6)(7)	196,000	197,960
5.875%, 4/15/2023 (6)(7)	185,000	186,387
TRI Pointe Holdings, Inc.:
4.375%, 6/15/2019	119,000	118,554
5.875%, 6/15/2024	90,000	89,100
William Lyon Homes, Inc., 5.750%, 4/15/2019	257,000	260,693

		2,069,352

Home Furnishings — 0.6%
Tempur Sealy International, Inc., 6.875%, 12/15/2020	409,000	439,675

Household Products/Wares — 1.1%
ACCO Brands Corp., 6.750%, 4/30/2020	366,000	386,130
Central Garden and Pet Co., 8.250%, 3/1/2018	189,000	193,253
Prestige Brands, Inc., 8.125%, 2/1/2020	200,000	213,000
Spectrum Brands, Inc., 6.375%, 11/15/2020	28,000	29,785

		822,168

Internet — 0.9%
IAC/InterActiveCorp, 4.750%, 12/15/2022	290,000	270,788

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Internet (continued)
Netflix, Inc., 5.375%, 2/1/2021	$355,000	$368,312

		639,100

Iron/Steel — 0.6%
Steel Dynamics, Inc., 6.375%, 8/15/2022	27,000	28,013
United States Steel Corp., 6.875%, 4/1/2021	448,000	400,960

		428,973

Leisure Time — 1.1%
Brunswick Corp.:
4.625%, 5/15/2021 (6)(7)	119,000	119,892
7.375%, 9/1/2023	202,000	220,180
NCL Corp., Ltd.:
5.000%, 2/15/2018	364,000	370,370
5.250%, 11/15/2019 (6)(7)	82,000	85,255

		795,697

Lodging — 0.8%
MGM Resorts International:
6.625%, 12/15/2021	165,000	176,137
6.750%, 10/1/2020	234,000	250,380
8.625%, 2/1/2019	109,000	122,320

		548,837

Machinery-Construction & Mining — 0.4%
Terex Corp., 6.000%, 5/15/2021	264,000	267,960

Media — 6.3%
Block Communications, Inc., 7.250%, 2/1/2020 (6)(7)	422,000	426,220
Cablevision Systems Corp., 8.000%, 4/15/2020	108,000	117,180
CCO Holdings LLC:
5.125%, 2/15/2023	100,000	100,000
5.125%, 5/1/2023 (6)(7)	127,000	127,317
5.250%, 3/15/2021	75,000	75,938
5.375%, 5/1/2025 (6)(7)	118,000	114,902
7.375%, 6/1/2020	180,000	188,100
Cequel Communications Holdings I LLC:
5.125%, 12/15/2021 (6)(7)	160,000	147,200
5.125%, 12/15/2021 (6)(7)	121,000	111,320
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	486,000	504,832
CSC Holdings LLC, 6.750%, 11/15/2021	168,000	176,610
DISH DBS Corp., 5.000%, 3/15/2023	205,000	181,554
Gray Television, Inc., 7.500%, 10/1/2020	362,000	375,684
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	301,000	317,179
Nielsen Finance LLC, 5.000%, 4/15/2022 (6)(7)	362,000	358,380
Numericable-SFR SAS, 6.000%, 5/15/2022 (6)(7)	300,000	300,750
Sinclair Television Group, Inc, 6.375%, 11/1/2021	164,000	168,100
Sirius XM Radio, Inc.:
5.875%, 10/1/2020 (6)(7)	235,000	245,575
6.000%, 7/15/2024 (6)(7)	176,000	181,720
Tribune Media Co., 5.875%, 7/15/2022 (6)(7)	371,000	374,710

		4,593,271

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining — 0.9%
First Quantum Minerals, Ltd., 7.250%, 5/15/2022 (6)(7)	$265,000	$185,500
FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/2022 (6)(7)	456,000	285,000
Hecla Mining Co., 6.875%, 5/1/2021	220,000	177,100

		647,600

Miscellaneous Manufacturing — 0.8%
Koppers, Inc., 7.875%, 12/1/2019	359,000	366,180
Trinseo Materials Operating SCA, 6.750%, 5/1/2022 (6)(7)	200,000	202,000

		568,180

Oil & Gas — 4.6%
Antero Resources Corp., 5.125%, 12/1/2022	371,000	337,688
Berry Petroleum Co., 6.750%, 11/1/2020	152,000	81,320
Bill Barrett Corp., 7.625%, 10/1/2019	125,000	99,688
Calumet Specialty Products Partners LP:
6.500%, 4/15/2021	186,000	176,700
7.625%, 1/15/2022	184,000	180,320
Carrizo Oil & Gas, Inc., 6.250%, 4/15/2023	99,000	89,595
Chesapeake Energy Corp.:
4.875%, 4/15/2022	250,000	182,500
6.125%, 2/15/2021	14,000	10,911
6.625%, 8/15/2020	343,000	275,258
CITGO Petroleum Corp., 6.250%, 8/15/2022 (6)(7)	280,000	273,000
Denbury Resources, Inc., 5.500%, 5/1/2022	269,000	193,008
Gulfport Energy Corp., 6.625%, 5/1/2023 (6)(7)	275,000	257,125
Linn Energy LLC:
6.250%, 11/1/2019	232,000	91,640
8.625%, 4/15/2020	50,000	20,375
Northern Tier Energy LLC, 7.125%, 11/15/2020	241,000	244,615
PBF Holding Co. LLC, 8.250%, 2/15/2020	323,000	341,556
Ultra Petroleum Corp., 6.125%, 10/1/2024 (6)(7)	56,000	37,240
Unit Corp., 6.625%, 5/15/2021	330,000	285,862
WPX Energy, Inc., 7.500%, 8/1/2020	206,000	198,868

		3,377,269

Oil & Gas Services — 1.1%
Calfrac Holdings LP, 7.500%, 12/1/2020 (6)(7)	313,000	211,275
CGG, 6.500%, 6/1/2021	250,000	141,875
Exterran Partners LP:
6.000%, 4/1/2021	177,000	142,485
6.000%, 10/1/2022	50,000	40,000
Petroleum Geo-Services ASA, 7.375%, 12/15/2018 (6)(7)	200,000	168,500
PHI, Inc., 5.250%, 3/15/2019	95,000	81,938

		786,073

Packaging & Containers — 1.6%
AEP Industries, Inc., 8.250%, 4/15/2019	292,000	296,380
Ardagh Packaging Finance PLC:
6.750%, 1/31/2021 (6)(7)	300,000	307,500
7.000%, 11/15/2020 (6)(7)	70,588	71,647

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Packaging & Containers (continued)
Coveris Holdings SA, 7.875%, 11/1/2019 (6)(7)	$250,000	$243,750
Owens-Brockway Glass Container, Inc., 5.000%, 1/15/2022 (6)(7)	263,000	260,041

		1,179,318

Pharmaceuticals — 1.6%
Endo Finance LLC:
5.375%, 1/15/2023 (6)(7)	92,000	92,920
5.750%, 1/15/2022 (6)(7)	20,000	20,500
7.250%, 12/15/2020 (6)(7)	193,000	201,926
7.750%, 1/15/2022 (6)(7)	200,000	214,250
Omnicare, Inc., 4.750%, 12/1/2022	163,000	174,003
Valeant Pharmaceuticals International, Inc.:
5.500%, 3/1/2023 (6)(7)	329,000	334,346
7.250%, 7/15/2022 (6)(7)	100,000	105,625

		1,143,570

Pipelines — 2.7%
Genesis Energy LP, 5.750%, 2/15/2021	230,000	217,350
Holly Energy Partners LP, 6.500%, 3/1/2020	382,000	364,879
MarkWest Energy Partners LP, 5.500%, 2/15/2023	200,000	197,000
Sabine Pass Liquefaction LLC:
5.625%, 3/1/2025 (6)(7)	101,000	98,033
6.250%, 3/15/2022	337,000	340,370
SemGroup Corp., 7.500%, 6/15/2021	207,000	205,965
Targa Resources Partners LP:
6.375%, 8/1/2022	200,000	200,000
6.625%, 10/1/2020 (6)(7)	362,000	360,190

		1,983,787

Real Estate Investment Trusts — 2.8%
Equinix, Inc., 5.750%, 1/1/2025	278,000	279,390
ESH Hospitality, Inc., 5.250%, 5/1/2025 (6)(7)	188,000	183,300
GEO Group, Inc., 5.875%, 10/15/2024	173,000	178,622
iStar, Inc., 7.125%, 2/15/2018	220,000	227,425
MPT Operating Partnership LP:
6.375%, 2/15/2022	159,000	168,143
6.875%, 5/1/2021	298,000	314,390
Potlatch Corp., 7.500%, 11/1/2019	337,000	379,125
RHP Hotel Properties LP, 5.000%, 4/15/2023 (6)(7)	274,000	272,630

		2,003,025

Retail — 4.9%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/2022 (6)(7)	147,000	148,103
AmeriGas Finance LLC, 7.000%, 5/20/2022	8,000	8,340
Asbury Automotive Group, Inc., 6.000%, 12/15/2024	348,000	364,530
Dillard’s, Inc., 7.130%, 8/1/2018	320,000	357,600
Ferrellgas LP:
6.750%, 1/15/2022	174,000	168,780
6.750%, 6/15/2023 (6)(7)	100,000	96,500
JC Penney Corp., Inc.:
5.650%, 6/1/2020	100,000	92,000
8.125%, 10/1/2019	90,000	91,800

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Retail (continued)
L Brands, Inc.:
5.625%, 2/15/2022	$137,000	$147,275
6.950%, 3/1/2033	36,000	37,800
7.000%, 5/1/2020	300,000	345,000
Men’s Wearhouse, Inc., 7.000%, 7/1/2022	267,000	283,020
Neiman Marcus Group, Ltd. LLC, 8.000%, 10/15/2021 (6)(7)	346,000	366,760
Outerwall, Inc., 6.000%, 3/15/2019	222,000	223,387
Penske Automotive Group, Inc., 5.750%, 10/1/2022	236,000	244,260
Rite Aid Corp., 6.125%, 4/1/2023 (6)(7)	313,000	322,390
Sonic Automotive, Inc.:
5.000%, 5/15/2023	103,000	101,198
7.000%, 7/15/2022	161,000	173,477

		3,572,220

Semiconductors — 1.1%
Advanced Micro Devices, Inc.:
7.000%, 7/1/2024	105,000	68,250
7.750%, 8/1/2020	250,000	165,000
Amkor Technology, Inc.:
6.375%, 10/1/2022	228,000	222,585
6.625%, 6/1/2021	105,000	104,081
Micron Technology, Inc., 5.250%, 8/1/2023 (6)(7)	217,000	202,895

		762,811

Software — 1.1%
ACI Worldwide, Inc., 6.375%, 8/15/2020 (6)(7)	336,000	353,220
Audatex North America, Inc., 6.125%, 11/1/2023 (6)(7)	150,000	149,234
MedAssets, Inc., 8.000%, 11/15/2018	102,000	105,069
MSCI, Inc.:
5.250%, 11/15/2024 (6)(7)	176,000	179,520
5.750%, 8/15/2025 (6)(7)	40,000	40,900

		827,943

Storage/Warehousing — 0.4%
Mobile Mini, Inc., 7.875%, 12/1/2020	272,000	284,920

Telecommunications — 11.2%
CenturyLink, Inc., 5.800%, 3/15/2022	383,000	364,807
Cincinnati Bell, Inc., 8.375%, 10/15/2020	436,000	456,143
CommScope, Inc., 5.500%, 6/15/2024 (6)(7)	233,000	227,175
Consolidated Communications, Inc., 6.500%, 10/1/2022 (6)(7)	279,000	259,470
CyrusOne LP, 6.375%, 11/15/2022	241,000	247,025
EarthLink, Inc., 7.375%, 6/1/2020	370,000	387,575
FairPoint Communications, Inc., 8.750%, 8/15/2019 (6)(7)	350,000	368,812
Frontier Communications Corp.:
6.875%, 1/15/2025	120,000	102,000
7.125%, 1/15/2023	75,000	68,100
9.250%, 7/1/2021	389,000	401,156
GCI, Inc.:
6.750%, 6/1/2021	109,000	112,543
6.875%, 4/15/2025	189,000	195,143

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Hughes Satellite Systems Corp.:
6.500%, 6/15/2019	$71,000	$77,656
7.625%, 6/15/2021	325,000	356,687
Inmarsat Finance PLC, 4.875%, 5/15/2022 (6)(7)	350,000	341,040
Intelsat Jackson Holdings SA, 5.500%, 8/1/2023	286,000	253,110
Intelsat Luxembourg SA, 7.750%, 6/1/2021	267,000	201,051
Level 3 Communications, Inc., 5.750%, 12/1/2022	307,000	307,000
Level 3 Financing, Inc.:
5.125%, 5/1/2023 (6)(7)	178,000	173,773
8.625%, 7/15/2020	235,000	249,570
Sprint Capital Corp., 6.875%, 11/15/2028	150,000	129,375
Sprint Communications, Inc.:
6.000%, 11/15/2022	149,000	134,473
7.000%, 3/1/2020 (6)(7)	103,000	109,664
7.000%, 8/15/2020	400,000	396,000
T-Mobile USA, Inc.:
6.375%, 3/1/2025	267,000	273,542
6.625%, 11/15/2020	330,000	342,375
6.633%, 4/28/2021	280,000	293,300
ViaSat, Inc., 6.875%, 6/15/2020	326,000	343,930
Virgin Media Finance PLC, 6.375%, 4/15/2023 (6)(7)	220,000	229,486
West Corp., 5.375%, 7/15/2022 (6)(7)	303,000	285,956
Windstream Corp.:
6.375%, 8/1/2023	100,000	73,766
7.500%, 4/1/2023	45,000	35,438
7.750%, 10/1/2021	400,000	328,004
7.875%, 11/1/2017	25,000	26,219

		8,151,364

Transportation — 1.3%
Era Group, Inc., 7.750%, 12/15/2022	288,000	277,920
Martin Midstream Partners LP, 7.250%, 2/15/2021	351,000	328,185
XPO Logistics, Inc.:
6.500%, 6/15/2022 (6)(7)	96,000	94,800
7.875%, 9/1/2019 (6)(7)	258,000	274,447

		975,352

Total Corporate Bonds & Notes (identified cost $72,870,817)		71,230,042

Short-Term Investments — 5.0%

Mutual Funds — 5.0%
BMO Prime Money Market Fund, Class I, 0.050% (4)	3,669,881	3,669,881

Total Short-Term Investments (identified cost $3,669,881)		3,669,881

Total Investments — 102.6% (identified cost $76,540,698)		74,899,923
Other Assets and Liabilities — (2.6)%		(1,883,433)

Total Net Assets — 100.0%		$73,016,490

Multi-Asset Income Fund

Description	Shares	Value
Exchange Traded Funds — 58.0%
iShares Gold Trust Fund (1)(2)	125,220	$1,374,916
iShares International Select Dividend Fund (1)	34,760	1,025,768
iShares Select Dividend Fund (1)	28,100	2,064,788
iShares U.S. Preferred Stock Fund (1)	52,180	2,037,107
iShares U.S. Real Estate Fund (1)	20,595	1,451,536
JPMorgan Alerian MLP Index Fund	90,060	3,225,049
PowerShares S&P 500 BuyWrite Portfolio Fund (1)	146,770	3,001,446
PowerShares Senior Loan Portfolio Fund (1)	202,080	4,724,630
ProShares Short 20+ Year Treasury Fund (2)	165,660	4,159,722
SPDR Barclays Convertible Securities Fund (1)	51,503	2,367,078
SPDR EURO STOXX 50 Fund (1)	38,840	1,389,307
SPDR S&P Emerging Markets Dividend Fund (1)	29,980	806,762
Utilities Select Sector SPDR Fund (1)	19,755	838,797

Total Exchange Traded Funds (identified cost $31,393,225)		28,466,906

Mutual Funds — 39.5%
Absolute Strategies Fund (2)	99,914	1,119,042
BMO Monegy High Yield Bond Fund (4)	131,488	1,237,305
BMO Short-Term Income Fund (4)	105,745	988,713
Calamos Market Neutral Income Fund	144,942	1,852,354
Dodge & Cox Income Fund	112,912	1,527,693
DoubleLine Total Return Bond Fund	201,091	2,189,877
Fidelity Advisor Floating Rate High Income Fund	489,153	4,646,952
Merger Fund	89,124	1,383,212
PIMCO Unconstrained Bond Fund	113,067	1,232,433
T Rowe Price International Bond Fund	163,896	1,378,369
TCW Emerging Markets Income Fund	115,528	885,523
Templeton Global Bond Fund	80,616	936,758

Total Mutual Funds (identified cost $20,170,441)		19,378,231

Short-Term Investments — 39.0%
Collateral Pool Investments for Securities on Loan — 38.6%
Collateral pool allocation (3)		18,949,942
Mutual Funds — 0.4%
BMO Prime Money Market Fund, Class I, 0.050% (4)	183,434	183,434

Total Short-Term Investments (identified cost $19,133,376)		19,133,376

Total Investments — 136.5% (identified cost $70,697,042)		66,978,513
Other Assets and Liabilities — (36.5)%		(17,913,705)

Total Net Assets — 100.0%		$49,064,808

Government Money Market Fund

Description	Principal Amount	Value
Municipals — 10.1%

California — 5.1%
Abag Finance Authority for Nonprofit Corporations, FNMA, 0.030%, 7/15/2035 (9)(15)	$5,000,000	$5,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Government Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

California (continued)
California Statewide Communities Development Authority, FNMA, 0.020%, 12/15/2037 (9)(15)	$12,000,000	$12,000,000
Santa Cruz Redevelopment Agency, FNMA, 0.030%, 8/15/2035 (9)(15)	12,000,000	12,000,000

		29,000,000

Federal Home Loan Mortgage Corporation — 2.6%
Federal Home Loan Mortgage Corp., 0.050%, 7/15/2050 (9)(15)	9,545,000	9,545,000
Federal Home Loan Mortgage Corp., 0.060%, 9/15/2038 (9)(15)	5,105,000	5,105,000

		14,650,000

Maryland — 2.4%
Prince Georges County Housing Authority, FHLMC, 0.040%, 2/1/2040 (9)(15)	13,900,000	13,900,000

Total Municipals		57,550,000

Mutual Funds — 7.0%
BlackRock Liquidity Funds T-Funds, 0.010%	20,000,000	20,000,000
Premier U.S. Government Money Portfolio, 0.040%	20,000,000	20,000,000

Total Mutual Funds		40,000,000

Repurchase Agreements — 30.9%
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/31/2015, to be repurchased at $15,519,266 on 9/1/2015, collateralized by a U.S. Government Treasury Obligation with a maturity of 1/31/2022, with a market value of $15,831,900	$15,519,266	15,519,266
Agreement with Goldman Sachs Group, Inc., 0.110%, dated 8/31/2015, to be repurchased at $70,000,214 on 9/1/2015, collateralized by U.S. Government Agency Obligations with various maturities to 7/1/2045, with a market value of $71,207,191	70,000,000	70,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.130%, dated 8/31/2015, to be repurchased at $65,000,235 on 9/1/2015, collateralized by U.S. Government Agency Obligations with various maturities to 12/15/2051, with a market value of $66,117,345	65,000,000	65,000,000

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Toronto Dominion Bank, 0.130%, dated 8/31/2015, to be repurchased at $25,000,090 on 9/1/2015, collateralized by U.S. Government Treasury Obligations with various maturities to 11/30/2020, with a market value of $25,325,602	$25,000,000	$25,000,000

Total Repurchase Agreements		175,519,266

U.S. Government & U.S. Government Agency Obligations — 52.0%

Federal Farm Credit Bank — 2.8%
0.197%, 12/1/2016 (9)	5,000,000	4,998,897
0.204%, 11/14/2016 (9)	2,992,000	2,992,741
0.211%, 4/6/2016 (9)	5,000,000	5,001,998
0.211%, 10/11/2016 (9)	3,250,000	3,251,113

		16,244,749

Federal Home Loan Bank — 29.1%
0.065%, 9/11/2015 (12)	15,000,000	14,999,729
0.085%, 9/9/2015	16,000,000	15,999,698
0.130%, 9/2/2015 (12)	9,125,000	9,124,967
0.130%, 11/9/2015	7,500,000	7,499,604
0.140%, 11/4/2015	10,000,000	9,999,685
0.140%, 11/18/2015	5,000,000	4,999,754
0.153%, 11/20/2015 (9)	7,500,000	7,500,102
0.160%, 11/3/2015 (12)	10,000,000	9,997,200
0.160%, 11/27/2015 (9)	10,000,000	9,999,942
0.160%, 8/24/2016 (9)	5,000,000	5,000,000
0.190%, 1/4/2016	5,000,000	4,999,060
0.195%, 9/16/2015 (12)	5,000,000	4,999,594
0.200%, 9/17/2015	10,000,000	10,000,315
0.200%, 11/30/2015 (12)	7,500,000	7,496,250
0.212%, 8/26/2016 (9)	10,000,000	9,999,754
0.315%, 1/7/2016	15,000,000	15,003,660
0.375%, 6/24/2016	5,000,000	5,001,170
0.375%, 7/22/2016	7,500,000	7,498,260
5.375%, 5/18/2016	5,000,000	5,178,736

		165,297,480

Federal Home Loan Mortgage Corporation — 9.9%
0.050%, 9/4/2015 (12)	15,617,000	15,616,935
0.060%, 9/17/2015 (12)	20,000,000	19,999,467
0.143%, 8/17/2016 (9)	10,000,000	10,000,000
0.420%, 9/18/2015	10,500,000	10,501,640

		56,118,042

Federal National Mortgage Association — 8.8%
0.050%, 9/2/2015 (12)	15,000,000	14,999,979
0.160%, 11/3/2015 (12)	10,000,000	9,997,200
0.240%, 3/21/2016 (12)	10,000,000	9,986,533
0.250%, 4/1/2016 (12)	10,000,000	9,985,208
2.375%, 4/11/2016	5,000,000	5,063,144

		50,032,064

Overseas Private Investment Corporation — 1.4%
0.160%, 9/15/2020 (9)(14)	8,000,000	8,000,000

Total U.S. Government & U.S. Government Agency Obligations		295,692,335

Total Investments — 100.0% (at amortized cost)		568,761,601
Other Assets and Liabilities — 0.0%		125,829

Total Net Assets — 100.0%		$568,887,430

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

BMO Funds

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 95.0%

Alabama — 4.9%
Chatom Industrial Development Board:
0.500%, 12/1/2024 (9)	$8,000,000	$8,000,000
0.600%, 8/1/2037 (9)	14,200,000	14,200,000
Rib Floater Trust Various States, 0.070%, 4/1/2041 (6)(7)(9)	10,000,000	10,000,000

		32,200,000

California — 1.6%
State of California, 0.080%, 3/1/2035 (6)(7)(9)	10,750,000	10,750,000

Colorado — 6.7%
Colorado Educational & Cultural Facilities Authority, 0.220%, 3/1/2035 (6)(7)(9)	14,855,000	14,855,000
Colorado Health Facilities Authority, 0.060%, 1/1/2035 (9)	10,700,000	10,700,000
Colorado Housing & Finance Authority:
0.020%, 10/1/2041 (9)	3,160,000	3,160,000
0.030%, 11/1/2021 (9)	15,500,000	15,500,000

		44,215,000

Florida — 11.0%
City of West Palm Beach, 0.080%, 10/1/2038 (9)	27,500,000	27,500,000
County of Brevard, 0.170%, 10/1/2019 (9)	1,375,000	1,375,000
County of St. Lucie, 0.020%, 9/1/2028 (9)	13,000,000	13,000,000
Eclipse Funding Trust, 0.010%, 4/1/2037 (6) (7) (9)	2,300,000	2,300,000
Highlands County Health Facilities Authority, 0.020%, 11/15/2037 (9)	2,500,000	2,500,000
Jacksonville Pollution Control, 0.110%, 10/15/2015	18,000,000	18,000,000
Tender Option Bond Trust Receipts/Certificates, 0.120%, 11/1/2027 (6)(7)(9)	7,400,000	7,400,000

		72,075,000

Georgia — 0.2%
Columbia County Development Authority, 0.120%, 8/1/2018 (9)	1,000,000	1,000,000

Idaho — 1.6%
Idaho Housing & Finance Association, 0.020%, 9/1/2044 (9)	10,350,000	10,350,000

Illinois — 2.8%
Illinois Finance Authority:
0.010%, 8/1/2043 (9)	4,625,000	4,625,000
0.020%, 4/1/2031 (9)	3,300,000	3,300,000
Jackson-Union Counties Regional Port District, 0.020%, 4/1/2024 (9)	2,400,000	2,400,000
Phoenix Realty Special Account-U LP, 0.040%, 4/1/2020 (9)	8,075,000	8,075,000

		18,400,000

Description	Principal Amount	Value
Municipals (continued)

Indiana — 4.5%
County of Posey, 0.250%, 11/3/2015 (9)	$18,000,000	$18,000,000
Eclipse Funding Trust, 0.090%, 7/15/2024 (6)(7)(9)	11,435,000	11,435,000

		29,435,000

Iowa — 2.3%
Iowa Finance Authority:
0.040%, 3/1/2022 (9)	1,175,000	1,175,000
0.050%, 9/1/2036 (9)	4,000,000	4,000,000
0.070%, 12/1/2042 (9)	10,000,000	10,000,000

		15,175,000

Kansas — 1.3%
City of Burlington:
0.300%, 9/17/2015	1,095,000	1,095,000
0.300%, 9/17/2015	900,000	900,000
Kansas Development Finance Authority, FNMA, 0.070%, 3/1/2031 (6)(7)(9)	6,700,000	6,700,000

		8,695,000

Kentucky — 2.4%
Hardin County Water District No. 1, 0.020%, 9/1/2022 (9)	2,210,000	2,210,000
Kentucky Area Development Districts, 0.090%, 6/1/2033 (9)	8,610,000	8,610,000
Kentucky Economic Development Finance Authority, 0.060%, 5/1/2034 (9)	5,000,000	5,000,000

		15,820,000

Louisiana — 1.7%
Louisiana Public Facilities Authority, 0.010%, 12/1/2040 (9)	2,300,000	2,300,000
Parish of St. James, 0.150%, 11/1/2039 (9)	9,000,000	9,000,000

		11,300,000

Massachusetts — 1.2%
BB&T Municipal Trust, 0.120%, 10/1/2028 (6)(7)(9)	7,905,000	7,905,000

Michigan — 2.8%
Michigan Strategic Fund:
0.040%, 6/1/2039 (9)	765,000	765,000
0.070%, 12/1/2030 (9)	2,670,000	2,670,000
Oakland University, 0.020%, 3/1/2031 (9)	2,700,000	2,700,000
Rib Floater Trust Various States, 0.170%, 7/1/2018 (6)(7)(9)	12,000,000	12,000,000

		18,135,000

Minnesota — 1.4%
City of Minneapolis, 0.010%, 5/1/2026 (9)	6,470,000	6,470,000
City of Ramsey, 0.140%, 12/1/2023 (9)	2,485,000	2,485,000

		8,955,000

Mississippi — 3.0%
Claiborne County:
0.350%, 9/3/2015	1,900,000	1,900,000
0.350%, 9/3/2015	2,045,000	2,045,000
Mississippi Business Finance Corp., 0.400%, 5/1/2037 (9)	15,898,000	15,898,000

		19,843,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Missouri — 0.9%
Greene County Industrial Development Authority, 0.060%, 5/1/2039 (9)	$1,145,000	$1,145,000
Missouri State Health & Educational Facilities Authority, 0.010%, 10/1/2035 (9)	4,965,000	4,965,000

		6,110,000

Nebraska — 0.1%
Nebraska Investment Finance Authority, 0.070%, 9/1/2031 (9)	600,000	600,000

New Hampshire — 3.8%
New Hampshire Business Finance Authority, 0.080%, 9/1/2030 (9)	25,000,000	25,000,000

New Mexico — 2.2%
Eclipse Funding Trust, 0.090%, 5/15/2032 (6)(7)(9)	14,485,000	14,485,000

New York — 2.6%
Metropolitan Transportation Authority, 0.010%, 11/1/2035 (9)	9,000,000	9,000,000
Owego Apalachin Central School District, State Aid Withholding, 1.000%, 2/26/2016	8,250,000	8,265,976

		17,265,976

North Carolina — 0.3%
North Carolina Housing Finance Agency, 0.350%, 10/1/2015 (9)	2,075,000	2,075,000

Ohio — 0.8%
County of Warren, 0.190%, 9/1/2015 (9)	5,190,000	5,190,000

Oklahoma — 0.4%
Tulsa Industrial Authority, 0.090%, 11/1/2026 (9)	2,325,000	2,325,000

Oregon — 0.8%
JPMorgan Chase Putters/Drivers Trust, 0.030%, 5/15/2021 (6)(7)(9)	5,000,000	5,000,000

Pennsylvania — 3.2%
Barclays Capital Municipal Trust Receipts, 0.140%, 8/1/2038 (6)(7)(9)	11,605,000	11,605,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.010%, 7/1/2041 (9)	9,120,000	9,120,000

		20,725,000

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, 0.040%, 6/1/2030 (9)	5,000,000	5,000,000

South Dakota — 2.0%
South Dakota Housing Development Authority:
0.100%, 5/1/2048 (9)	6,885,000	6,885,000

Description	Principal Amount	Value
Municipals (continued)

South Dakota (continued)
0.100%, 11/1/2048 (9)	$6,385,000	$6,385,000

		13,270,000

Texas — 4.4%
Dallam County Industrial Development Corp., 0.050%, 5/1/2039 (9)	2,800,000	2,800,000
Eclipse Funding Trust, 0.050%, 12/15/2031 (9)	3,125,000	3,125,000
Mission Economic Development Corp., 0.060%, 4/1/2022 (9)	11,000,000	11,000,000
Rib Floater Trust Various States, 0.170%, 7/1/2018 (6)(7)(9)	12,000,000	12,000,000

		28,925,000

Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, 0.010%, 10/1/2029 (9)	1,100,000	1,100,000

Virginia — 1.4%
Barclays Capital Municipal Trust Receipts, 0.100%, 2/1/2028 (6)(7)(9)	3,335,000	3,335,000
JPMorgan Chase Putters/Drivers Trust, 0.030%, 11/1/2019 (6)(7)(9)	5,000,000	5,000,000
Lynchburg Industrial Development Authority, 0.020%, 1/1/2028 (9)	1,195,000	1,195,000

		9,530,000

Washington — 5.3%
Barclays Capital Municipal Trust Receipts, 0.150%, 6/1/2039 (6)(7)(9)	16,870,000	16,870,000
County of King:
0.030%, 1/1/2032 (9)	1,100,000	1,100,000
5.000%, 12/1/2015	1,450,000	1,466,313
Eclipse Funding Trust, 0.010%, 1/1/2037 (6)(7)(9)	12,435,000	12,435,000
Washington State Housing Finance Commission, 0.120%, 7/1/2028 (9)	3,110,000	3,110,000

		34,981,313

West Virginia — 0.3%
Charleston Building Commission, 0.140%, 12/1/2016 (9)	2,135,000	2,135,000

Wisconsin — 12.2%
Brown Deer School District, 1.000%, 10/22/2015	1,600,000	1,600,778
City of Milwaukee, 0.200%, 2/15/2032 (9)	15,000,000	15,000,000
City of Racine, 2.000%, 8/15/2016 (10)	2,695,000	2,707,100
East Troy Community School District, 2.000%, 10/1/2015	5,750,000	5,757,488
Glendale-River Hills School District, 1.000%, 2/23/2016	2,500,000	2,506,900
Hilbert School District, 2.000%, 12/1/2015	3,000,000	3,003,778
Marshall School District, 2.000%, 12/15/2015	8,000,000	8,004,821
Merrill Area Public School District, 1.000%, 9/14/2015	5,200,000	5,200,920

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Peshtigo School District, 1.000%, 10/29/2015	$1,400,000	$1,400,654
Pulaski Community School District, 1.000%, 9/15/2015	2,500,000	2,500,327
Wisconsin Health & Educational Facilities Authority:
0.130%, 8/15/2034 (6)(7)(9)	4,500,000	4,500,000
0.220%, 8/15/2034 (6)(7)(9)	25,754,260	25,754,260
Wisconsin Rapids School District, 1.000%, 9/15/2015	2,325,000	2,325,443

		80,262,469

Wyoming — 3.9%
County of Uinta, 0.010%, 8/15/2020 (9)	25,905,000	25,905,000

Total Municipals		624,137,758

Mutual Funds — 5.7%
Federated Tax-Free Obligations Fund, Class I, 0.010%	19,000,000	19,000,000
Goldman Sachs Financial Square Funds—Tax-Free Money Market Fund, 0.010%	18,842,477	18,842,477

Total Mutual Funds		37,842,477

Total Investments — 100.7% (at amortized cost)		661,980,235
Other Assets and Liabilities — (0.7)%		(4,922,826)

Total Net Assets — 100.0%		$657,057,409

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 16.2%

Banks — 9.1%
Bank of Nova Scotia/Houston:
0.340%, 3/23/2016 (9)	$15,000,000	$15,000,000
0.380%, 7/18/2016 (9)	25,000,000	25,000,000
0.414%, 5/12/2016 (9)	17,500,000	17,500,000
0.501%, 5/9/2016 (9)	13,500,000	13,504,158
HSBC Bank USA NA:
0.352%, 3/4/2016 (9)	25,000,000	25,000,000
0.372%, 6/8/2016 (9)	25,000,000	25,000,000
Nordea Bank AB, 0.290%, 10/13/2015	20,000,000	20,000,000
State Street Bank:
0.334%, 10/1/2015 (9)	50,000,000	50,000,000
0.398%, 4/15/2016 (9)	20,000,000	20,000,000
Toronto Dominion Bank, 0.313%, 4/4/2016 (9)	35,000,000	35,000,000
Wells Fargo Bank NA:
0.324%, 4/8/2016 (9)	25,000,000	25,000,000
0.344%, 1/13/2016 (9)	15,000,000	15,000,000
0.355%, 11/18/2015 (9)	50,000,000	50,000,000
0.423%, 5/20/2016 (9)	17,000,000	17,000,000

		353,004,158

European Time Deposit — 7.1%
DNB NOR Bank ASA Cayman, 0.060%, 9/1/2015	135,000,000	135,000,000

Description	Principal Amount	Value
Certificates of Deposit (continued)

European Time Deposit (continued)
Svenska Handelsbanken, Inc., 0.050%, 9/1/2015	$140,000,000	$140,000,000

		275,000,000

Total Certificates of Deposit		628,004,158

Commercial Paper — 54.6%

Asset-Backed Securities — 26.1%
Chariot Funding LLC:
0.280%, 9/22/2015 (6)(7)(12)	15,000,000	14,997,550
0.290%,10/19/2015 (6)(7)(12)	15,000,000	14,994,200
0.420%, 1/4/2016 (6)(7)(12)	10,000,000	9,985,417
0.420%, 1/5/2016 (6)(7)(12)	15,000,000	14,977,950
0.450%, 2/1/2016 (6)(7)(12)	15,000,000	14,971,313
0.500%, 2/8/2016 (6)(7)(12)	12,700,000	12,671,778
Jupiter Securitization Corp.:
0.290%, 10/13/2015 (6)(7)(12)	20,000,000	19,993,233
0.290%, 10/15/2015 (6)(7)(12)	20,000,000	19,992,911
0.380%, 11/30/2015 (6)(7)(12)	14,900,000	14,885,845
0.420%, 1/19/2016 (6)(7)(12)	15,000,000	14,975,500
0.510%, 2/16/2016 (6)(7)(12)	25,000,000	24,940,500
Kells Funding LLC:
0.200%, 9/3/2015 (6)(7)(12)	15,000,000	14,999,833
0.240%, 9/4/2015 (6)(7)(12)	25,000,000	24,999,500
0.290%, 11/16/2015 (6)(7)(12)	20,000,000	19,987,756
0.300%, 11/20/2015 (6)(7)(12)	17,000,000	16,988,667
0.350%, 12/11/2015 (6)(7)(12)	25,000,000	24,975,451
Legacy Capital LLC:
0.280%, 10/16/2015 (6)(7)(12)	18,000,000	17,993,700
0.300%, 9/21/2015 (6)(7)(12)	27,500,000	27,496,542
0.310%, 9/2/2015 (6)(7)(12)	10,000,000	9,999,914
0.310%, 10/21/2015 (6)(7)(12)	15,000,000	14,993,542
0.340%, 9/8/2015 (6)(7)(12)	25,000,000	24,998,726
0.350%, 10/2/2015 (6)(7)(12)	10,000,000	9,996,986
0.520%, 11/9/2015 (6)(7)(12)	1,000,000	999,003
Liberty Street Funding LLC:
0.160%, 9/16/2015 (6)(7)(12)	5,000,000	4,999,667
0.170%, 9/17/2015 (6)(7)(12)	10,000,000	9,999,244
0.300%, 10/9/2015 (6)(7)(12)	25,000,000	24,992,400
0.300%, 10/28/2015 (6)(7)(12)	15,000,000	14,992,875
0.300%, 11/9/2015 (6)(7)(12)	10,000,000	9,994,250
Manhattan Asset Funding Co.:
0.180%, 9/4/2015 (12)	7,750,000	7,749,884
0.190%, 9/10/2015 (12)	25,000,000	24,998,813
0.200%, 9/11/2015 (12)	38,465,000	38,463,014
0.200%, 9/14/2015 (12)	5,100,000	5,099,632
0.200%, 9/17/2015 (12)	40,000,000	39,996,533
0.200%, 9/18/2015 (12)	25,000,000	24,997,639
MetLife Short Term Funding LLC:
0.160%, 9/16/2015 (6)(7)(12)	25,000,000	24,998,333
0.180%, 9/17/2015 (6)(7)(12)	14,800,000	14,798,816
Old Line Funding LLC:
0.280%, 10/2/2015 (6)(7)(12)	25,000,000	24,993,972
0.300%, 11/10/2015 (6)(7)(12)	14,525,000	14,516,527
0.380%, 11/20/2015 (6)(7)(12)	15,254,000	15,241,119

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Schedules of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Asset-Backed Securities (continued)
0.394%, 2/9/2016 (6)(7)(9)	$20,000,000	$20,000,000
0.410%, 2/16/2016 (6)(7)(9)	15,000,000	15,000,000
0.460%, 1/22/2016 (6)(7)(12)	20,000,000	19,963,456
0.470%, 1/25/2016 (6)(7)(12)	15,000,000	14,971,408
0.470%, 2/3/2016 (6)(7)(12)	15,000,000	14,969,646
Regency Markets No. 1 LLC:
0.170%, 9/11/2015 (6)(7)(12)	35,000,000	34,998,347
0.170%, 9/14/2015 (6)(7)(12)	18,000,000	17,998,895
0.170%, 9/15/2015 (6)(7)(12)	30,000,000	29,998,017
0.180%, 9/16/2015 (6)(7)(12)	32,500,000	32,497,562
0.180%, 9/17/2015 (6)(7)(12)	20,000,000	19,998,400
Thunder Bay Funding LLC:
0.190%, 9/3/2015 (6)(7)(12)	465,000	464,995
0.280%, 9/21/2015 (6)(7)(12)	25,000,000	24,996,111
0.290%, 9/25/2015 (6)(7)(12)	18,958,000	18,954,335
0.290%, 10/2/2015 (6)(7)(12)	45,000,000	44,988,762
0.430%, 1/8/2016 (6)(7)(12)	15,000,000	14,976,888

		1,011,425,357

Automobiles — 2.8%
American Honda Finance Corp.:
0.120%, 9/14/2015 (12)	25,000,000	24,998,916
0.130%, 9/9/2015 (12)	25,000,000	24,999,278
Toyota Motor Credit Corp.:
0.310%, 11/20/2015 (12)	25,000,000	24,982,778
0.368%, 2/25/2016 (9)	17,000,000	17,000,000
0.433%, 5/16/2016 (9)	17,000,000	17,000,000

		108,980,972

Beverages — 2.3%
Cargill Inc., 0.110%, 9/3/2015 (6)(7)(12)	30,000,000	29,999,817
Coca-Cola Co.:
0.200%, 9/16/2015 (6)(7)(12)	20,000,000	19,998,333
0.530%, 4/18/2016 (6)(7)(12)	15,000,000	14,949,209
0.560%, 4/21/2016 (6)(7)(12)	15,000,000	14,945,633
0.610%, 5/16/2016 (6)(7)(12)	10,000,000	9,956,283

		89,849,275

Construction Machinery — 3.3%
Illinois Tool Works, Inc.:
0.110%, 9/1/2015 (6)(7)(12)	30,000,000	30,000,000
0.110%, 9/2/2015 (6)(7)(12)	27,311,000	27,310,916
0.110%, 9/9/2015 (6)(7)(12)	20,000,000	19,999,511
John Deere Capital Corp.:
0.110%, 9/2/2015 (6)(7)(12)	25,000,000	24,999,924
0.120%, 9/11/2015 (6)(7)(12)	24,500,000	24,499,183

		126,809,534

Consumer Products — 1.1%
Reckitt Benckiser Treasury Services PLC:
0.290%, 10/13/2015 (6)(7)(12)	26,650,000	26,640,983
0.320%, 10/26/2015 (6)(7)(12)	15,000,000	14,992,667

		41,633,650

Diversified Financial Services — 3.0%
National Rural Utilities:
0.110%, 9/1/2015 (12)	19,450,000	19,450,000
0.120%, 9/9/2015 (12)	20,000,000	19,999,467
0.120%, 9/14/2015 (12)	25,000,000	24,998,916
0.120%, 9/16/2015 (12)	25,000,000	24,998,750

Description	Principal Amount	Value
Commercial Paper (continued)

Diversified Financial Services (continued)
0.130%, 9/11/2015 (12)	$25,399,000	$25,398,083

		114,845,216

Foreign Banks — 12.8%
Aust & NZ Banking Group, 0.301%, 12/21/2015 (6)(7)(9)	35,000,000	35,000,000
DNB Bank ASA, 0.337%, 4/18/2016 (6)(7)(9)	10,000,000	10,000,000
Macquarie Bank, 0.500%, 1/6/2016 (6)(7)(12)	12,500,000	12,477,951
Natixis SA/New York, 0.070%, 9/1/2015 (12)	85,000,000	85,000,000
Nordea Bank AB:
0.300%, 10/22/2015 (6)(7)(12)	35,000,000	34,985,125
0.320%, 11/13/2015 (6)(7)(12)	5,000,000	4,996,756
0.400%, 1/8/2016 (6)(7)(12)	15,000,000	14,978,500
Skandinaviska Enskilda Banken AB, 0.310%, 10/8/2015 (6)(7)(12)	25,000,000	24,992,035
Suncorp Metway Ltd.:
0.350%, 10/6/2015 (6)(7)(12)	17,000,000	16,994,215
0.350%, 10/26/2015 (6)(7)(12)	10,000,000	9,994,653
0.350%, 11/10/2015 (6)(7)(12)	15,000,000	14,989,792
0.410%, 9/16/2015 (6)(7)(12)	20,000,000	19,996,583
0.420%, 11/24/2015 (6)(7)(12)	23,650,000	23,626,419
0.430%, 11/23/2015 (6)(7)(12)	15,000,000	14,985,129
0.450%, 1/14/2016 (6)(7)(12)	20,500,000	20,465,406
0.460%, 12/8/2015 (6)(7)(12)	22,000,000	21,973,758
Swedbank:
0.160%, 9/9/2015 (12)	18,000,000	17,999,360
0.300%, 11/13/2015 (12)	30,000,000	29,981,750
0.300%, 11/16/2015 (12)	15,000,000	14,990,500
0.320%, 11/18/2015 (12)	7,000,000	6,995,147
0.420%, 2/3/2016 (12)	20,000,000	19,963,833
Toronto Dominion Bank:
0.390%, 11/6/2015 (6)(7)(12)	20,000,000	19,985,700
0.500%, 1/27/2016 (6)(7)(12)	20,000,000	19,958,889

		495,331,501

Medical Equipment & Devices — 0.9%
Abbott Laboratories, 0.130%, 9/17/2015 (12)	35,000,000	34,997,978

Pharmaceuticals — 0.5%
Novartis Finance Corp., 0.110%, 9/10/2015 (6)(7)(12)	20,000,000	19,999,450

Winding Up Agencies — 1.8%
Erste Abwicklungsanstalt:
0.240%, 9/17/2015 (6)(7)(12)	15,000,000	14,998,400
0.280%, 11/10/2015 (6)(7)(12)	15,000,000	14,991,833
0.320%, 11/23/2015 (6)(7)(12)	19,500,000	19,485,614
0.440%, 1/25/2016 (6)(7)(12)	20,000,000	19,964,311

		69,440,158

Total Commercial Paper		2,113,313,091

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Prime Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes — 0.2%

Foreign Banks — 0.2%
Toronto-Dominion Bank, 2.500%, 7/14/2016	$6,141,000	$6,235,697

Total Corporate Bonds & Notes		6,235,697

Municipals — 7.2%

Colorado — 0.3%
Colorado Housing & Finance Authority, 0.150%, 10/1/2036 (9)	12,310,000	12,310,000

Federal Home Loan Mortgage Corporation — 0.3%
FHLMC Multifamily Variable Rate Demand Certificates, 0.060%, 9/15/2038 (9)(15)	12,335,000	12,335,000

Hawaii — 0.5%
Hawaii State Department of Budget & Finance, 0.120%, 3/1/2037 (9)(15)	19,485,000	19,485,000

Iowa — 0.2%
Iowa Finance Authority, 0.030%, 1/1/2039 (9)(15)	5,990,000	5,990,000

Massachusetts — 0.6%
Massachusetts Development Finance Agency, 0.100%, 10/1/2031 (9)	23,785,000	23,785,000

Michigan — 1.3%
University of Michigan, 0.010%, 4/1/2038 (9)	49,810,000	49,810,000

New York — 2.7%
New York City Housing Development Corp., FNMA, 0.020%, 6/15/2034 (9)(15)	49,000,000	49,000,000
New York State Housing Finance Agency, FNMA, 0.020%, 11/15/2038 (9)(15)	56,100,000	56,100,000

		105,100,000

North Dakota — 0.3%
North Dakota Housing Finance Agency, 0.030%, 1/1/2039 (9)(15)	13,155,000	13,155,000

Tennessee — 0.3%
Johnson City Health & Educational Facilities Board, 0.150%, 8/15/2043 (9)	11,075,000	11,075,000

Vermont — 0.2%
BB&T Municipal Trust, 0.350%, 5/1/2027 (9)	6,945,000	6,945,000

Wisconsin — 0.5%
Wisconsin Housing & Economic Development Authority:
0.020%, 3/1/2035 (9)(15)	9,950,000	9,950,000
0.020%, 9/1/2035 (9)(15)	10,730,000	10,730,000

		20,680,000

Total Municipals		280,670,000

Mutual Funds — 6.8%
BlackRock Liquidity Funds TempFund, 0.156%	140,000,000	140,000,000
Premier Portfolio, 0.190%	125,000,000	125,000,000

Total Mutual Funds		265,000,000

Description	Principal Amount	Value
Notes-Variable — 3.2%

Automobiles — 0.9%
American Honda Finance Corp., 0.306%, 1/11/2016 (9)	$32,000,000	$32,000,000

Foreign Banks — 1.8%
Royal Bank of Canada, 0.506%, 12/16/2015 (9)	70,000,000	70,042,819

Insurance — 0.5%
New York Life Global Funding, 0.294%, 10/29/2015 (6)(7)(9)	20,000,000	20,000,000

Total Notes-Variable		122,042,819

Repurchase Agreements — 11.8%
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/31/2015, to be repurchased at $17,970,915 on 9/1/2015, collateralized by a U.S. Government Treasury Obligation with a maturity of 1/31/2022, with a market value of $18,330,900	17,970,915	17,970,915
Agreement with Goldman Sachs Group, Inc., 0.110%, dated 8/31/2015, to be repurchased at $280,000,856 on 9/1/2015, collateralized by U.S. Government Agency Obligations with various maturities to 2/1/2045, with a market value of $284,863,035	280,000,000	280,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0130%, dated 8/31/2015, to be repurchased at $85,000,307 on 9/1/2015, collateralized by U.S. Government Agency Obligations with various maturities to 6/20/2045, with a market value of $86,417,752	85,000,000	85,000,000
Agreement with Toronto Dominion Bank, 0.130%, dated 8/31/2015, to be repurchased at $75,000,271 on 9/1/2015, collateralized by U.S. Government Treasury Obligations with various maturities to 11/30/2020, with a market value of $76,067,763	75,000,000	75,000,000

Total Repurchase Agreements		457,970,915

Total Investments — 100.0% (at amortized cost)		3,873,236,680
Other Assets and Liabilities — 0.0%		(358,210)

Total Net Assets — 100.0%		$3,872,878,470

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2015. Call dates contained within the Schedules of Investments represent the next possible date the security can be redeemed, at the option of the issuer, determined as of August 31, 2015. Maturity dates contained within the Schedules of Investments represent the stated legal maturity date or mandatory put date. Certain securities may be subject to demand features which allow the security to be redeemed prior to final maturity date. In accordance with Rule 2a-7, securities held in the money market funds provide for the return of principal and interest within 397 days due to a scheduled final maturity date or through specific demand features. Demand features entitle a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days.

*	A Summary Schedule of Investments is presented for this portfolio. A complete Schedule of Investments is available by accessing the SEC’s website, www.sec.gov. For all items listed as “Other securities” in this summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of August 31, 2015. In certain instances, securities for which footnotes listed below may otherwise apply are included in the “Other securities” caption.
(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Please refer to Note 2, subsection Securities Lending, in the Notes to Financial Statements.
(4)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.
(5)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.
(6)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2015, these securities amounted to:

Fund	Amount	% of Total Net Assets
TCH Emerging Markets Bond Fund	$6,159,540	80.05%
Alternative Strategies Fund
Long	397,472	1.13
Short	65,985	0.19
Ultra Short Tax-Free Fund	180,909,458	23.60
Short Tax-Free Fund	3,662,590	2.80
Short-Term Income Fund	33,814,731	10.21
Intermediate Tax-Free Fund	117,989,643	6.51

Fund	Amount	% of Total Net Assets
Mortgage Income Fund	$7,791,451	6.64%
TCH Intermediate Income Fund	14,686,883	13.94
TCH Corporate Income Fund	41,438,776	13.81
TCH Core Plus Bond Fund	106,572,078	9.91
Monegy High Yield Bond Fund	19,731,730	27.02
Tax-Free Money Market Fund	194,329,260	29.58
Prime Money Market Fund	1,558,252,820	40.24

(7)	Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.
(8)	Foreign security value denominated in U.S. Dollars. Principal amount listed represents adjusted par in local currency.
(9)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2015.
(10)	Purchased on a when-issued or delayed delivery basis.
(11)	All or a portion of this security is segregated as collateral for securities sold short.
(12)	Each issue shows the rate of the discount at the time of purchase.
(13)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.
(14)	Securities have redemption features that may delay redemption beyond seven days.
(15)	Securities that are subject to alternative minimum tax of the Intermediate Tax-Free Fund, Government Money Market Fund and Prime Money Market Fund portfolios’ represent 2.34%, 10.12% and 4.56%, respectively, as calculated based upon total portfolio market value.
(16)	Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

The following acronyms may be referenced throughout this report:

ACA — American Capital Access Corporation	IMI — Investors Mortgage Insurance Company
ADED — Arkansas Department of Economic Development	INS — Insured
ADR — American Depository Receipt	LIQ — Liquidity Agreement
AGC — Assured Guaranty Corporation	LLC — Limited Liability Corporation
AGM — Assured Guaranty Municipal	LOC — Letter of Credit
AMBAC — American Municipal Bond Assurance Corporation	LP — Limited Partnership
AMT — Alternative Minimum Tax	LT — Limited Tax
BAM — Build America Mutual Assurance Company	MAC — Municipal Assurance Corporation
BHAC — Berkshire Hathaway Assurance Corporation	MBIA — Municipal Bond Insurance Association
BMA — Bond Market Association	MHF — Maryland Housing Fund
CFC — Cooperative Finance Corporation	MTN — Medium Term Note
CIFG — CDC IXIS Financial Guaranty	NATL-RE — National Rural Utilities Cooperative Finance
CMI — California Mortgage Insurance	Corporation Reinsurance
COLL — Collateralized	PCA — Pollution Control Authority
ETF — Exchange Traded Fund	PLC — Public Limited Company
FDIC — Federal Depository Insurance Corporation	PSF — Permanent School Fund Guaranteed
FGIC — Financial Guaranty Insurance Corporation	PUFG — Permanent University Fund Guarantee
FHA — Federal Housing Administration	Q-SBLF — Qualified School Bond Loan Fund
FHLB — Federal Home Loan Bank	RADIAN — Radian Asset Assurance
FHLMC — Federal Home Loan Mortgage Corporation	REITs — Real Estate Investment Trusts
FNMA — Federal National Mortgage Association	REMIC — Real Estate Mortgage Investment Conduit
FRN — Floating Rate Note	SAW — State Aid Withholding
FSA — Financial Security Assurance Corporation	TCRs — Transferable Custody Receipts
GDR — Global Depository Receipt	TLGP — Temporary Liquidity Guarantee Program
GNMA — Government National Mortgage Association	TRANs — Tax and Revenue Anticipation Notes
GO — Government Obligation	UT — Unlimited Tax
HFDC — Health Facility Development Corporation	VRNs — Variable Rate Notes
HUD — Department of Housing and Urban Development	XLCA — XL Capital Assurance
IDC — Industrial Development Corporation

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value	$102,652,190	(1)	$174,771,289	(1)	$368,738,487	(1)	$346,667,397	(1)	$415,114,745	(1)
Cash sweep investments in affiliated issuers, at value	6,245,933		2,800,936		5,959,946		4,499,155		11,221,418
Dividends and interest receivable	152,002		420,379		741,634		210,443		348,754
Receivable for investments sold	—		—		14,076,195		—		945,873
Receivable for capital stock sold	5,004,690		335,389		476,241		420,346		396,555
Prepaid expenses	11,437		18,823		13,933		15,473		23,556
Other receivables	234		538		687		814		809

Total assets	114,066,486		178,347,354		390,007,123		351,813,628		428,051,710

Liabilities:
Payable for return of securities lending collateral	32,471,440		57,648,185		121,841,818		114,426,851		138,875,793
Payable for investments purchased	2,441,491		—		15,257,946		—		958,161
Payable for capital stock redeemed	1,140,809		798,172		1,332,904		2,215,204		1,273,244
Payable to affiliates, net (Note 6)	28,741		50,405		204,667		191,534		250,875
Other liabilities	30,483		42,442		62,326		66,754		75,388

Total liabilities	36,112,964		58,539,204		138,699,661		116,900,343		141,433,461

Total net assets	$77,953,522		$119,808,150		$251,307,462		$234,913,285		$286,618,249

Net assets consist of:
Paid-in capital	$70,722,618		$102,271,384		$194,857,648		$162,493,440		$204,205,391
Net unrealized appreciation on investments	4,681,840		10,591,828		26,592,998		41,928,232		59,006,976
Accumulated net realized gain on investments	2,402,149		6,585,453		28,982,084		30,094,097		22,742,759
Undistributed net investment income	146,915		359,485		874,732		397,516		663,123

Total net assets	$77,953,522		$119,808,150		$251,307,462		$234,913,285		$286,618,249

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$15.23		$16.26		$15.02
Advisor class of shares:
Net asset value and redemption proceeds per share	12.81		12.59		15.23		16.26		15.02
Offering price per share(2)	13.48		13.25		16.03		17.12		15.81
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	12.84		12.62		15.26		16.39		15.01
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	—		—		—		—		14.96
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	—		—		—		—		15.03

Net assets:
Investor class of shares	$—		$—		$156,840,021		$161,918,554		$178,631,028
Advisor class of shares	1,161,817		74,253,806		28,502		36,767		25,644
Institutional class of shares	76,791,705		45,554,344		94,438,939		72,957,964		99,159,913
Retirement class R-3 of shares	—		—		—		—		25,557
Retirement class R-6 of shares	—		—		—		—		8,776,107

Total net assets	$77,953,522		$119,808,150		$251,307,462		$234,913,285		$286,618,249

Shares outstanding:
Investor class of shares	—		—		10,300,791		9,956,702		11,889,849
Advisor class of shares	90,720		5,896,861		1,872		2,261		1,707
Institutional class of shares	5,981,258		3,610,546		6,190,121		4,450,855		6,605,343
Retirement class R-3 of shares	—		—		—		—		1,708
Retirement class R-6 of shares	—		—		—		—		583,810

Total shares outstanding	6,071,978		9,507,407		16,492,784		14,409,818		19,082,417

Investments, at cost:
Investments in unaffiliated issuers	$97,970,350		$164,179,461		$342,145,489		$304,739,165		$356,107,769
Cash sweep investments in affiliated issuers	6,245,933		2,800,936		5,959,946		4,499,155		11,221,418

Total investments, at cost	$104,216,283		$166,980,397		$348,105,435		$309,238,320		$367,329,187

(1)	Including $31,513,976, $55,948,352, $118,249,150, $111,052,824 and $134,780,856, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Mid-Cap Growth Fund		Small-Cap Value Fund		Small-Cap Core Fund		Small-Cap Growth Fund		Global Low Volatility Equity Fund
Assets:
Investments in unaffiliated issuers, at value	$302,339,257	(1)	$129,976,768	(1)	$5,503,915	(1)	$938,029,822	(1)	$5,391,940	(1)
Cash sweep investments in affiliated issuers, at value	4,639,539		5,566,813		47,479		22,731,181		—
Cash denominated in foreign currencies	—		—		—		—		5,063	(2)
Dividends and interest receivable	110,637		63,782		1,686		323,345		9,911
Receivable for investments sold	840,039		423,892		—		919,260		—
Receivable for capital stock sold	357,931		636,523		—		773,850		—
Receivable from affiliates, net (Note 6)	—		—		3,993		—		9,979
Prepaid expenses	25,217		30,750		15,360		10,251		13,214
Other receivables	1,451		456		23		8,712		218

Total assets	308,314,071		136,698,984		5,572,456		962,796,421		5,430,325

Liabilities:
Payable for return of securities lending collateral	99,120,731		41,462,036		1,283,962		300,690,862		1,110,528
Payable for investments purchased	313,566		2,828,031		—		3,407,654		2
Payable for capital stock redeemed	770,448		131,397		—		11,840,482		—
Payable for foreign tax expense	—		—		—		—		896
Payable to affiliates, net (Note 6)	172,929		60,295		—		700,645		—
Other liabilities	70,698		51,550		27,215		88,720		32,817

Total liabilities	100,448,372		44,533,309		1,311,177		316,728,363		1,144,243

Total net assets	$207,865,699		$92,165,675		$4,261,279		$646,068,058		$4,286,082

Net assets consist of:
Paid-in capital	$137,890,277		$86,333,165		$4,176,575		$563,239,953		$4,104,937
Net unrealized appreciation on investments and foreign currency translation	49,361,391		4,021,266		30,618		45,943,511		126,876
Accumulated net realized gain (loss) on investments and foreign currency transactions	21,316,436		1,888,093		49,305		39,014,571		(22,170)
Undistributed net investment income (distributions in excess of net investment income)	(702,405)		(76,849)		4,781		(2,129,977)		76,439

Total net assets	$207,865,699		$92,165,675		$4,261,279		$646,068,058		$4,286,082

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$20.02		$—		$—		$18.11		$—
Advisor class of shares:
Net asset value and redemption proceeds per share	20.02		12.72		10.41		—		11.31
Offering price per share(3)	21.07		13.39		10.96		—		11.91
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	20.51		12.84		10.45		18.60		11.34
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	20.37		12.76		—		—		—
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	20.55		12.87		—		—		—

Net assets:
Investor class of shares	$125,019,095		$—		$—		$307,052,435		$—
Advisor class of shares	27,731		72,821,432		628,957		—		142,235
Institutional class of shares	82,768,051		19,186,418		3,632,322		339,015,623		4,143,847
Retirement class R-3 of shares	25,305		24,275		—		—		—
Retirement class R-6 of shares	25,517		133,550		—		—		—

Total net assets	$207,865,699		$92,165,675		$4,261,279		$646,068,058		$4,286,082

Shares outstanding:
Investor class of shares	6,243,941		—		—		16,951,915		—
Advisor class of shares	1,385		5,723,898		60,433		—		12,580
Institutional class of shares	4,036,460		1,493,830		347,490		18,229,824		365,348
Retirement class R-3 of shares	1,242		1,902		—		—		—
Retirement class R-6 of shares	1,242		10,374		—		—		—

Total shares outstanding	10,284,270		7,230,004		407,923		35,181,739		377,928

Investments, at cost:
Investments in unaffiliated issuers	$252,977,866		$125,955,502		$5,473,297		$892,086,311		$5,264,946
Cash sweep investments in affiliated issuers	4,639,539		5,566,813		47,479		22,731,181		—

Total investments, at cost	$257,617,405		$131,522,315		$5,520,776		$914,817,492		$5,264,946

(1)	Including $96,198,024, $40,239,473, $1,246,102, $291,824,592 and $1,071,935, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Identified cost of cash denominated in foreign currencies is $5,152.
(3)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Pyrford Global Equity Fund		Pyrford International Stock Fund		LGM Emerging Markets Equity Fund		TCH Emerging Markets Bond Fund		Alternative Strategies Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$1,445,303	(2)	$762,622,214	(2)	$158,021,358	(2)	$8,786,124	(2)	$35,564,113
Purchased options, at value	—		—		—		—		70,758
Cash	—		—		—		20,000		—
Deposit held at brokers and custodian	—		—		—		—		10,075,523
Cash denominated in foreign currencies	4,624	(3)	832,113	(3)	4,941	(3)	—		71,766	(3)
Dividends and interest receivable	5,095		3,773,176		336,540		104,254		63,620
Receivable for investments sold	—		—		1,857,965		—		1,921,547
Receivable for capital stock sold	—		3,783,654		256,286		—		—
Receivable for daily variation margin	—		—		—		—		90,294
Receivable for forward foreign currency contracts	—		—		—		—		262,484
Receivable from affiliates, net (Note 6)	12,168		—		—		7,188		1,003
Prepaid expenses	15,355		26,397		17,559		10,433		5,958
Other receivables	32		7,704		1,367		344		19,733

Total assets	1,482,577		771,045,258		160,496,016		8,928,343		48,146,799

Liabilities:
Securities sold short, at value (proceeds $11,101,978)	—		—		—		—		10,335,695
Options written, at value (proceeds $301,168)	—		—		—		—		454,037
Payable for dividends and interest on securities sold short	—		—		—		—		27,842
Payable for return of securities lending collateral	265,634		40,598,732		10,468,643		1,199,025		—
Payable for investments purchased	1,770		1,912,147		—		—		1,266,875
Payable for capital stock redeemed	—		2,419,873		774,343		—		—
Payable for daily variation margin	—		—		—		—		284,062
Payable for forward foreign currency contracts	—		—		—		—		176,483
Payable for foreign tax expense	84		108,806		79,951		—		170
Payable to affiliates, net (Note 6)	—		501,244		80,679		—		—
Payable to custodian	—		—		—		—		154,977
Other liabilities	30,856		172,957		92,502		34,838		174,568

Total liabilities	298,344		45,713,759		11,496,118		1,233,863		12,874,709

Total net assets	$1,184,233		$725,331,499		$148,999,898		$7,694,480		$35,272,090

Net assets consist of:
Paid-in capital	$1,251,858		$756,100,202		$156,614,361		$7,776,313		$33,927,324
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	(97,520)		(40,228,726)		(5,109,825)		(405,887)		542,428
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	1,278		(3,714,076)		(3,960,896)		71,378		867,199
Undistributed net investment income (distributions in excess of net investment income)	28,617		13,174,099		1,456,258		252,676		(64,861)

Total net assets	$1,184,233		$725,331,499		$148,999,898		$7,694,480		$35,272,090

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$—		$11.74		$—		$—		$—
Advisor class of shares:
Net asset value and redemption proceeds per share	9.53		11.74		12.12		9.89		10.40
Offering price per share	10.03	(4)	12.36	(4)	12.76	(4)	10.25	(5)	10.95	(4)
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	9.55		11.78		12.16		9.90		10.42
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	—		11.74		—		—		—
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	—		11.79		—		—		—

Net assets:
Investor class of shares	$—		$91,700,408		$—		$—		$—
Advisor class of shares	690,691		817,017		63,965,907		3,882,591		1,011,009
Institutional class of shares	493,542		626,232,162		85,033,991		3,811,889		34,261,081
Retirement class R-3 of shares	—		22,428		—		—		—
Retirement class R-6 of shares	—		6,559,484		—		—		—

Total net assets	$1,184,233		$725,331,499		$148,999,898		$7,694,480		$35,272,090

(Continued on next page)

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Pyrford Global Equity Fund	Pyrford International Stock Fund	LGM Emerging Markets Equity Fund	TCH Emerging Markets Bond Fund	Alternative Strategies Fund (1)
Shares outstanding:
Investor class of shares	$—	$7,811,750	$—	$—	$—
Advisor class of shares	72,456	69,600	5,278,647	392,652	97,174
Institutional class of shares	51,671	53,170,522	6,993,898	385,081	3,287,526
Retirement class R-3 of shares	—	1,911	—	—	—
Retirement class R-6 of shares	—	556,382	—	—	—

Total shares outstanding	124,127	61,610,165	12,272,545	777,733	3,384,700

Investments, at cost:
Investments in unaffiliated issuers	$1,542,748	$802,775,638	$163,126,395	$9,191,873	$35,497,207
Purchased options	—	—	—	—	101,145

Total investments, at cost	$1,542,748	$802,775,638	$163,126,395	$9,191,873	$35,598,352

(1)	Fund inception date is December 16, 2014.
(2)	Including $254,804, $38,283,349, $9,566,143 and $1,175,275, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(3)	Identified cost of cash denominated in foreign currencies are $4,639, $849,630, $5,819 and $71,509, respectively.
(4)	Computation of offering price per share 100/95 of net asset value.
(5)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Ultra Short Tax-Free Fund		Short Tax-Free Fund		Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund
Assets:
Investments in unaffiliated issuers, at value	$761,255,086		$126,510,334		$363,017,304	(1)	$1,775,165,421		$115,670,911
Cash sweep investments in affiliated issuers, at value	2,807,077		2,946,935		6,644,766		19,318,314		1,524,417
Investments in other affiliated issuers, at value	—		851,005		—		5,019,275		—
Cash	1,000		1,000		—		1,000		—
Deposit held at broker	—		10,000		—		100,000		—
Dividends and interest receivable	2,661,789		924,009		1,214,861		15,837,806		382,325
Receivable for investments sold	—		—		—		—		1,988
Receivable for capital stock sold	1,879,041		356,827		1,105,316		3,124,872		16,604
Prepaid expenses	14,145		16,453		16,937		55,222		18,666
Other receivables	—		—		303		—		—

Total assets	768,618,138		131,616,563		371,999,487		1,818,621,910		117,614,911

Liabilities:
Payable for return of securities lending collateral	—		—		38,997,230		—		—
Payable for investments purchased	514,708		502,271		1,024,207		1,900,000		—
Payable for capital stock redeemed	971,346		64,999		415,415		2,468,446		73,928
Payable to affiliates, net (Note 6)	166,975		20,016		85,183		653,397		54,859
Payable for income distribution	200,415		99,903		119,312		601,992		45,518
Other liabilities	82,898		53,424		63,461		151,008		53,739

Total liabilities	1,936,342		740,613		40,704,808		5,774,843		228,044

Total net assets	$766,681,796		$130,875,950		$331,294,679		$1,812,847,067		$117,386,867

Net assets consist of:
Paid-in capital	$765,744,211		$129,847,440		$333,576,936		$1,765,237,395		$120,337,819
Net unrealized appreciation (depreciation) on investments	383,264		710,623		(613,846)		46,577,178		2,153,198
Accumulated net realized gain (loss) on investments	565,559		309,002		(1,669,770)		958,752		(5,089,223)
Undistributed net investment income (distributions in excess of net investment income)	(11,238)		8,885		1,359		73,742		(14,927)

Total net assets	$766,681,796		$130,875,950		$331,294,679		$1,812,847,067		$117,386,867

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.08		$10.20		$9.33		$11.26		$9.31
Advisor class of shares:
Net asset value and redemption proceeds per share	10.08		10.20		9.33		11.26		9.31
Offering price per share	10.29	(2)	10.41	(2)	9.52	(2)	11.67	(3)	9.65 (3)
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	10.08		10.20		9.35		11.26		9.31

Net assets:
Investor class of shares	$64,333,047		$24,689,220		$67,376,212		$1,250,815,283		$94,380,402
Advisor class of shares	25,100		453,076		25,140		2,094,951		25,811
Institutional class of shares	702,323,649		105,733,654		263,893,327		559,936,833		22,980,654

Total net assets	$766,681,796		$130,875,950		$331,294,679		$1,812,847,067		$117,386,867

Shares outstanding:
Investor class of shares	6,380,892		2,420,817		7,219,402		111,089,973		10,134,889
Advisor class of shares	2,490		44,425		2,694		186,063		2,772
Institutional class of shares	69,698,389		10,362,284		28,221,900		49,745,900		2,469,676

Total shares outstanding	76,081,771		12,827,526		35,443,996		161,021,936		12,607,337

Investments, at cost:
Investments in unaffiliated issuers	$760,871,822		$125,798,868		$363,631,150		$1,728,583,266		$113,517,713
Cash sweep investments in affiliated issuers	2,807,077		2,946,935		6,644,766		19,318,314		1,524,417
Investments in other affiliated issuers	—		851,848		—		5,024,252		—

Total investments, at cost	$763,678,899		$129,597,651		$370,275,916		$1,752,925,832		$115,042,130

(1)	Including $37,847,345 of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/98 of net asset value.
(3)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	TCH Intermediate Income Fund	TCH Corporate Income Fund	TCH Core Plus Bond Fund	Monegy High Yield Bond Fund	Multi-Asset Income Fund
Assets:
Investments in unaffiliated issuers, at value	$120,578,098 (1)	$327,735,132 (1)	$1,183,972,622 (1)	$71,230,042	$64,569,061 (1)
Cash sweep investments in affiliated issuers, at value	4,336,323	6,085,570	19,640,890	3,669,881	183,434
Investments in other affiliated issuers, at value	—	—	—	—	2,226,018
Deposit held at broker	100,000	250,000	250,000	—	—
Dividends and interest receivable	735,463	2,948,126	8,061,214	1,247,737	94,530
Receivable for investments sold	—	4,291,389	7,813,663	75,548	1,325,997
Receivable for capital stock sold	14,840	1,774,195	1,832,139	126,527	10,738
Prepaid expenses	20,525	17,904	19,940	16,037	15,361
Other receivables	548	696	1,753	—	675

Total assets	125,785,797	343,103,012	1,221,592,221	76,365,772	68,425,814

Liabilities:
Payable for return of securities lending collateral	19,589,302	40,373,663	131,722,400	—	18,949,942
Payable for investments purchased	—	1,783,861	3,567,722	2,423,810	—
Payable for capital stock redeemed	653,774	359,919	10,120,236	837,075	365,648
Payable to affiliates, net (Note 6)	37,178	106,177	388,784	10,628	16,789
Payable for income distribution	71,555	303,223	229,156	27,356	—
Other liabilities	46,470	57,461	88,372	50,413	28,627

Total liabilities	20,398,279	42,984,304	146,116,670	3,349,282	19,361,006

Total net assets	$105,387,518	$300,118,708	$1,075,475,551	$73,016,490	$49,064,808

Net assets consist of:
Paid-in capital	$128,741,747	$304,832,562	$1,086,039,011	$76,530,758	$53,603,875
Net unrealized depreciation on investments	(1,314,306)	(5,619,293)	(10,834,513)	(1,640,775)	(3,718,529)
Accumulated net realized gain (loss) on investments	(22,029,896)	908,137	284,158	(1,864,106)	(825,473)
Distributions in excess of net investment income	(10,027)	(2,698)	(13,105)	(9,387)	4,935

Total net assets	$105,387,518	$300,118,708	$1,075,475,551	$73,016,490	$49,064,808

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$—	$12.33	$11.42	$—	$—
Advisor class of shares:
Net asset value and redemption proceeds per share	10.35	12.33	11.42	9.41	9.35
Offering price per share(2)	10.73	12.78	11.83	9.75	9.69
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	10.34	12.32	11.42	9.41	9.36

Net assets:
Investor class of shares	$—	$137,986,991	$602,587,524	$—	$—
Advisor class of shares	27,578,856	24,805	311,932	42,843,272	528,616
Institutional class of shares	77,808,662	162,106,912	472,576,095	30,173,218	48,536,192

Total net assets	$105,387,518	$300,118,708	$1,075,475,551	$73,016,490	$49,064,808

Shares outstanding:
Investor class of shares	—	11,192,158	52,745,827	—	—
Advisor class of shares	2,664,293	2,012	27,304	4,551,253	56,514
Institutional class of shares	7,524,401	13,163,005	41,376,442	3,207,340	5,187,208

Total shares outstanding	10,188,694	24,357,175	94,149,573	7,758,593	5,243,722

Investments, at cost:
Investments in unaffiliated issuers	$121,892,404	$333,354,425	$1,194,807,135	$72,870,817	$68,164,206
Cash sweep investments in affiliated issuers	4,336,323	6,085,570	19,640,890	3,669,881	183,434
Investments in other affiliated issuers	—	—	—	—	2,349,402

Total investments, at cost	$126,228,727	$339,439,995	$1,214,448,025	$76,540,698	$70,697,042

(1)	Including $19,011,685, $39,183,192, $127,838,390 and $18,391,178, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in unaffiliated issuers, at value	$393,242,335	$661,980,235	$3,415,265,765
Investments in repurchase agreements	175,519,266	—	457,970,915
Cash	—	1,000	—
Dividends and interest receivable	187,535	391,239	363,818
Receivable for capital stock sold	—	—	17,956
Prepaid expenses	14,225	19,495	20,097

Total assets	568,963,361	662,391,969	3,873,638,551

Liabilities:
Payable for investments purchased	—	5,214,001	—
Payable to affiliates, net (Note 6)	25,170	42,548	546,018
Payable for income distribution	6,066	22,381	84,238
Other liabilities	44,695	55,630	129,825

Total liabilities	75,931	5,334,560	760,081

Total net assets	$568,887,430	$657,057,409	$3,872,878,470

Net assets consist of:
Paid-in capital	$568,887,430	$657,057,356	$3,872,902,433
Accumulated net realized gain on investments	—	3,187	—
Distributions in excess of net investment income	—	(3,134)	(23,963)

Total net assets	$568,887,430	$657,057,409	$3,872,878,470

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	1.00	1.00	1.00

Net assets:
Investor class of shares	$101,592,954	$142,051,918	$1,296,632,775
Institutional class of shares	467,294,476	515,005,491	2,576,245,695

Total net assets	$568,887,430	$657,057,409	$3,872,878,470

Shares outstanding:
Investor class of shares	101,593,331	142,049,191	1,296,846,490
Institutional class of shares	467,294,099	515,035,833	2,576,320,561

Total shares outstanding	568,887,430	657,085,024	3,873,167,051

Investments, at cost:
Investments in unaffiliated issuers	$568,761,601	$661,980,235	$3,873,236,680

Total investments, at cost	$568,761,601	$661,980,235	$3,873,236,680

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	Low Volatility Equity Fund	Dividend Income Fund	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$1,445,212	$3,952,458 (1)	$5,354,829 (1)	$3,283,077 (1)	$4,493,819
Affiliated issuers	228	441	965	983	1,684
Net securities lending income (Note 6)	26,886	56,641	84,565	90,322	106,384

Total income	1,472,326	4,009,540	5,440,359	3,374,382	4,601,887

Expenses:
Investment advisory fees (Note 6)	338,858	627,129	2,000,429	1,997,963	2,236,738
Shareholder servicing fees (Note 6)	1,717	107,388	377,511	369,780	473,461
Administration fees (Note 6)	73,127	134,414	288,680	286,167	480,105
Portfolio accounting fees	52,573	68,686	113,472	112,982	146,965
Recordkeeping fees	33,229	35,886	76,151	94,481	105,850
Custodian fees (Note 6)	2,973	5,506	11,904	11,875	14,337
Registration fees	46,727	51,221	54,532	53,154	88,273
Professional fees	19,987	19,987	20,348	20,349	20,349
Printing and postage	1,535	46,619	44,180	44,239	48,344
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 6):
Advisor class	943	69,172	70	73	67
Retirement class R-3	—	—	—	—	135
Miscellaneous	7,190	7,850	9,136	9,085	10,992

Total expenses	591,051	1,186,050	3,008,605	3,012,340	3,637,808

Deduct:
Expense waivers (Note 6)	(147,875)	(194,222)	(27,286)	(35,679)	—

Net expenses	443,176	991,828	2,981,319	2,976,661	3,637,808

Net investment income	1,029,150	3,017,712	2,459,040	397,721	964,079

Net realized and unrealized gain (loss) on investments:
Net realized gain on transactions from:
Investments in unaffiliated issuers	3,091,790	7,674,193	31,924,904	35,989,512	30,944,561
Net change in unrealized depreciation on:
Investments in unaffiliated issuers	(1,007,578)	(15,228,557)	(34,447,348)	(17,793,146)	(41,027,357)

Net realized and unrealized gain (loss) on investments	2,084,212	(7,554,364)	(2,522,444)	18,196,366	(10,082,796)

Change in net assets resulting from operations	$3,113,362	$(4,536,652)	$(63,404)	$18,594,087	$(9,118,717)

(1)	Net of foreign taxes withheld of $1,485, $1,276 and $19,234, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	Mid-Cap Growth Fund	Small-Cap Value Fund	Small-Cap Core Fund	Small-Cap Growth Fund	Global Low Volatility Equity Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$1,578,764 (1)	$840,026	$40,526	$4,194,564	$127,541 (1)
Affiliated issuers	842	523	14	2,821	—
Net securities lending income (Note 6)	258,850	46,557	2,582	1,662,181	2,299

Total income	1,838,456	887,106	43,122	5,859,566	129,840

Expenses:
Investment advisory fees (Note 6)	1,733,262	584,191	25,853	7,264,222	28,063
Shareholder servicing fees (Note 6)	315,589	108,456	894	950,252	195
Administration fees (Note 6)	379,506	127,861	5,966	736,086	4,643
Portfolio accounting fees	128,943	76,710	35,844	204,855	50,273
Recordkeeping fees	95,866	66,683	25,779	72,537	28,449
Custodian fees (Note 6)	11,111	3,744	175	32,420	32,679
Registration fees	87,026	87,289	52,402	42,884	43,479
Professional fees	20,349	19,987	23,226	20,349	23,485
Printing and postage	53,582	43,733	1,617	88,666	1,694
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 6):
Advisor class	70	70,019	652	—	176
Retirement class R-3	132	127	—	—	—
Miscellaneous	10,730	8,671	6,918	15,683	12,880

Total expenses	2,848,358	1,209,663	191,518	9,440,146	238,208

Deduct:
Expense waivers (Note 6)	(27,233)	(186,820)	(154,174)	—	(201,142)

Net expenses	2,821,125	1,022,843	37,344	9,440,146	37,066

Net investment income (loss)	(982,669)	(135,737)	5,778	(3,580,580)	92,774

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	28,317,329	2,257,682	93,653	40,663,432	(21,837)
Foreign currency transactions	—	—	—	—	(4,478)

Total net realized gain (loss)	28,317,329	2,257,682	93,653	40,663,432	(26,315)
Net change in unrealized depreciation on:
Investments in unaffiliated issuers	(30,951,900)	(8,437,907)	(131,581)	(46,047,343)	(70,912)
Investments in affiliated issuers	—	—	—	940,500	—
Foreign currency translations	—	—	—	—	(118)

Total net change in unrealized depreciation	(30,951,900)	(8,437,907)	(131,581)	(45,106,843)	(71,030)

Net realized and unrealized loss on investments and foreign currency	(2,634,571)	(6,180,225)	(37,928)	(4,443,411)	(97,345)

Change in net assets resulting from operations	$(3,617,240)	$(6,315,962)	$(32,150)	$(8,023,991)	$(4,571)

(1)	Net of foreign taxes withheld of $10,207 and $10,570, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	Pyrford Global Equity Fund	Pyrford International Stock Fund	LGM Emerging Markets Equity Fund	TCH Emerging Markets Bond Fund	Alternative Strategies Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers	$38,436 (2)	$16,740,952 (2)	$3,964,637 (2)	$163	$175,127 (2)
Interest income	—	—	—	453,250 (2)	163,922
Net securities lending income (Note 6)	583	253,957	14,680	3,766	—

Total income	39,019	16,994,909	3,979,317	457,179	339,049

Expenses:
Investment advisory fees (Note 6)	7,225	3,585,498	1,537,858	46,275	421,348
Shareholder servicing fees (Note 6)	990	216,751	101,278	6,218	—
Administration fees (Note 6)	1,806	731,792	181,977	8,434	37,178
Portfolio accounting fees	49,042	71,472	23,672	51,011	178,615
Recordkeeping fees	25,698	205,731	39,947	27,016	18,523
Custodian fees (Note 6)	20,689	238,803	324,197	7,267	241,743
Registration fees	52,274	101,102	60,585	44,405	42,662
Professional fees	23,486	20,698	26,247	26,485	62,346
Printing and postage	1,739	57,987	67,580	1,678	19,535
Directors’ fees	12,192	12,192	12,192	12,192	8,674
Interest expense and dividends on securities sold short	—	—	—	—	129,558
Distribution services fees (Note 6):
Advisor class	694	132	60,933	3,660	1,462
Retirement class R-3	—	121	—	—	—
Miscellaneous	8,072	20,179	19,759	8,214	4,329

Total expenses	203,907	5,262,458	2,456,225	242,855	1,165,973

Deduct:
Expense waivers (Note 6)	(191,401)	(196,754)	(328,973)	(170,052)	(551,511)

Net expenses	12,506	5,065,704	2,127,252	72,803	614,462

Net investment income (loss)	26,513	11,929,205	1,852,065	384,376	(275,413)

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	1,278	(2,709,190)	1,194,398 (3)	122,213	461,572
Foreign currency transactions	(2,011)	2,466,894	(178,892)	(2,766)	(6,667)
Forward contracts	9,644	0	—	—	177,581
Futures contracts	—	—	—	—	(494,389)
Purchased options	—	—	—	—	54,634
Written options	—	—	—	—	879,443
Short sales	—	—	—	—	(4,355)

Total net realized gain (loss)	8,911	(242,296)	1,015,506	119,447	1,067,819
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(151,184)	(85,377,247)	(27,535,333)	(831,156)	66,907
Futures contracts	—	—	—	—	(193,768)
Forward contracts	3,704	1,223,525	—	—	86,001
Purchased options	—	—	—	—	(30,387)
Written options	—	—	—	—	(152,869)
Short sales	—	—	—	—	766,283
Foreign currency translations	(80)	(54,524)	2,848	(132)	261

Total net change in unrealized appreciation (depreciation)	(147,560)	(84,208,246)	(27,532,485)	(831,288)	542,428

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(138,649)	(84,450,542)	(26,516,979)	(711,841)	1,610,247

Change in net assets resulting from operations	$(112,136)	$(72,521,337)	$(24,664,914)	$(327,465)	$1,334,834

(1)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015
(2)	Net of foreign taxes withheld of $2,342, $1,271,037, $318,190, $62 and $829, respectively.
(3)	Net of foreign taxes withheld of $80,767, $44,096 of which is related to appreciated investments held at period end.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	Ultra Short Tax-Free Fund	Short Tax-Free Fund	Short-Term Income Fund	Intermediate Tax-Free Fund	Mortgage Income Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$—	$—	$263,817	$617,164	$—
Affiliated issuers	2,777	3,371	1,356	30,652	342
Interest income	6,872,762	2,214,116	3,664,744	45,296,099	3,926,524
Net securities lending income (Note 6)	—	—	35,444	—	2,831

Total income	6,875,539	2,217,487	3,965,361	45,943,915	3,929,697

Expenses:
Investment advisory fees (Note 6)	1,382,777	303,849	487,539	3,129,717	450,276
Shareholder servicing fees (Note 6)	172,715	67,874	185,933	2,969,909	251,311
Administration fees (Note 6)	770,197	137,979	274,144	1,227,913	132,179
Portfolio accounting fees	304,542	146,973	136,155	467,305	82,700
Recordkeeping fees	40,041	35,358	55,413	118,074	60,678
Custodian fees (Note 6)	33,844	5,639	10,883	72,343	5,463
Registration fees	67,885	64,762	55,889	119,862	52,315
Professional fees	24,469	24,469	24,469	24,857	26,529
Printing and postage	9,574	6,127	22,316	87,670	14,982
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 6):
Advisor class	67	154	62	5,186	64
Miscellaneous	14,581	7,475	8,810	21,472	7,807

Total expenses	2,832,884	812,851	1,273,805	8,256,500	1,096,496

Deduct:
Expense waivers (Note 6)	(347,613)	(257,996)	(220,052)	(213,709)	(161,223)

Net expenses	2,485,271	554,855	1,053,753	8,042,791	935,273

Net investment income	4,390,268	1,662,632	2,911,608	37,901,124	2,994,424

Net realized and unrealized gain (loss) on investments and futures contracts:
Net realized gain on transactions from:
Investments in unaffiliated issuers	722,593	358,636	196,403	5,905,608	840,188
Futures contracts	—	(16,021)	—	(668,831)	—
Net realized gain on capital gains distributions from:
Investments in affiliated issuers	—	24	—	149	—

Total net realized gain	722,593	342,639	196,403	5,236,926	840,188
Net change in unrealized depreciation on:
Investments in unaffiliated issuers	(1,720,781)	(366,797)	(1,491,738)	(5,870,944)	(670,112)
Investments in affiliated issuers	—	(843)	—	(4,977)	—
Futures contracts	—	(1,679)	—	25,722	—

Total net change in unrealized depreciation	(1,720,781)	(369,319)	(1,491,738)	(5,850,199)	(670,112)

Net realized and unrealized gain (loss) on investments and futures contracts	(998,188)	(26,680)	(1,295,335)	(613,273)	170,076

Change in net assets resulting from operations	$3,392,080	$1,635,952	$1,616,273	$37,287,851	$3,164,500

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	TCH Intermediate Income Fund	TCH Corporate Income Fund	TCH Core Plus Bond Fund	Monegy High Yield Bond Fund	Multi-Asset Income Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$347	$453	$5,960	$—	$1,686,174
Affiliated issuers	1,323	2,202	4,261	311	97,253
Interest income	3,498,779 (1)	9,480,132 (1)	33,544,407	4,551,035	18,938
Net securities lending income (Note 6)	58,292	71,672	221,397	—	86,727

Total income	3,558,741	9,554,459	33,776,025	4,551,346	1,889,092

Expenses:
Investment advisory fees (Note 6)	499,274	645,453	1,914,460	372,900	144,070
Shareholder servicing fees (Note 6)	58,447	315,471	1,401,001	63,863	836
Administration fees (Note 6)	142,803	301,322	924,674	79,883	86,442
Portfolio accounting fees	79,588	132,383	278,305	83,160	46,317
Recordkeeping fees	54,228	38,851	35,391	35,002	26,175
Custodian fees (Note 6)	5,984	12,213	45,363	3,275	2,529
Registration fees	53,458	64,614	87,063	48,102	54,775
Professional fees	25,988	26,529	25,359	25,988	23,226
Printing and postage	5,895	20,873	46,385	49,597	1,751
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 6):
Advisor class	21,280	63	546	38,795	532
Miscellaneous	8,033	8,500	16,422	7,429	7,002

Total expenses	967,170	1,578,464	4,787,161	820,186	405,847

Deduct:
Expense waivers (Note 6)	(138,057)	(139,415)	—	(232,758)	(87,524)

Net expenses	829,113	1,439,049	4,787,161	587,428	318,323

Net investment income	2,729,628	8,115,410	28,988,864	3,963,918	1,570,769

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	522,798	1,721,663	5,137,972	(1,863,055)	(912,903)
Investments in affiliated issuers	—	—	—	—	(31,523)
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	—	—	—	—	208,518
Investments in affiliated issuers	—	—	—	—	36,767

Total net realized gain (loss)	522,798	1,721,663	5,137,972	(1,863,055)	(699,141)
Net change in unrealized depreciation on:
Investments in unaffiliated issuers	(3,844,747)	(17,755,993)	(46,860,911)	(4,162,348)	(4,171,632)
Investments in affiliated issuers	—	—	—	—	(119,964)

Total net change in unrealized depreciation	(3,844,747)	(17,755,993)	(46,860,911)	(4,162,348)	(4,291,596)

Net realized and unrealized loss on investments	(3,321,949)	(16,034,330)	(41,722,939)	(6,025,403)	(4,990,737)

Change in net assets resulting from operations	$(592,321)	$(7,918,920)	$(12,734,075)	$(2,061,485)	$(3,419,968)

(1)	Net of foreign taxes withheld of $678 and $1,455, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$18,473	$101,129	$195,284
Interest income	550,986	1,010,602	6,906,900

Total income	569,459	1,111,731	7,102,184

Expenses:
Investment advisory fees (Note 6)	1,245,872	1,286,559	5,123,339
Shareholder servicing fees (Note 6)	309,514	345,738	3,213,750
Administration fees (Note 6)	207,138	214,148	1,188,579
Portfolio accounting fees	126,912	136,460	364,239
Recordkeeping fees	22,642	28,673	100,276
Custodian fees (Note 6)	27,343	28,228	156,834
Registration fees	58,826	65,412	69,408
Professional fees	23,438	28,488	28,588
Printing and postage	14,399	14,564	94,806
Directors’ fees	12,192	12,192	12,192
Miscellaneous	15,347	16,633	48,548

Total expenses	2,063,623	2,177,095	10,400,559

Deduct:
Expense waivers (Note 6)	(1,559,656)	(1,130,417)	(3,773,948)

Net expenses	503,967	1,046,678	6,626,611

Net investment income	65,492	65,053	475,573

Net realized gain (loss) on investments:
Net realized gain on transactions from:
Investments in unaffiliated issuers	1,022	57,154	11,653
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	—	3,667	—

Net realized gain on investments	1,022	60,821	11,653

Change in net assets resulting from operations	$66,514	$125,874	$487,226

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Low Volatility Equity Fund			Dividend Income Fund			Large-Cap Value Fund
	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Change in net assets resulting from:

Operations:
Net investment income (loss)	$1,029,150		$716,921	$3,017,712		$2,477,965	$2,459,040	$1,849,833
Net realized gain on investments	3,091,790		3,229,841	7,674,193		8,368,683	31,924,904	26,508,955
Net change in unrealized appreciation (depreciation) on investments	(1,007,578)		4,593,885	(15,228,557)		12,350,996	(34,447,348)	24,547,915

Change in net assets resulting from operations	3,113,362		8,540,647	(4,536,652)		23,197,644	(63,404)	52,906,703

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(6,977	)(1)	(6,565)	(1,186,086	)(2)	(1,195,276)	(901,154)	(829,422)
Advisor class of shares	(4,349)		(103)	(431,612)		(129)	(168)	(80)
Institutional class of shares	(1,010,451)		(687,874)	(1,409,959)		(1,192,157)	(999,630)	(1,018,781)
Retirement class R-6 of shares	—		—	—		—	—	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(39,615	)(1)	(5,461)	(4,222,585	)(2)	(1,884,074)	(12,652,370)	(7,402,822)
Advisor class of shares	(1,786)		—	(1,714)		—	(2,498)	—
Institutional class of shares	(3,826,363)		(366,168)	(3,470,285)		(1,741,926)	(11,211,505)	(6,789,521)
Retirement class R-3 of shares	—		—	—		—	—	—
Retirement class R-6 of shares	—		—	—		—	—	—

Change in net assets resulting from distributions to shareholders	(4,889,541)		(1,066,171)	(10,722,241)		(6,013,562)	(25,767,325)	(16,040,626)

Capital stock transactions:
Proceeds from sale of shares	34,066,885		15,012,578	105,157,269		19,032,803	76,243,337	43,628,685
Net asset value of shares issued to shareholders in payment of distributions declared	4,688,331		996,074	10,451,304		5,812,132	25,273,282	15,638,461
Cost of shares redeemed	(16,885,622)		(7,252,099)	(99,642,010)		(30,150,146)	(74,680,109)	(59,434,707)
Redemption fees	—		—	—		—	—	—

Change in net assets resulting from capital stock transactions	21,869,594		8,756,553	15,966,563		(5,305,211)	26,836,510	(167,561)

Change in net assets	20,093,415		16,231,029	707,670		11,878,871	1,005,781	36,698,516

Net assets:
Beginning of period	57,860,107		41,629,078	119,100,480		107,221,609	250,301,681	213,603,165

End of period	$77,953,522		$57,860,107	$119,808,150		$119,100,480	$251,307,462	$250,301,681

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$146,915		$139,543	$359,485		$375,730	$874,732	$335,809

(1)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014

$397,721	$375,724	$964,079	$1,111,708	$(982,669)	$(1,229,975)	$(135,737)		$(102,761)
35,989,512	35,599,369	30,944,561	40,860,457	28,317,329	32,315,790	2,257,682		4,659,447

(17,793,146)	21,291,675	(41,027,357)	29,950,522	(30,951,900)	15,050,417	(8,437,907)		5,656,767

18,594,087	57,266,768	(9,118,717)	71,922,687	(3,617,240)	46,136,232	(6,315,962)		10,213,453

(46,157)	(186,519)	(218,425)	(780,220)	—	—	—		—
(11)	—	(31)	—	—	—	—		—
(316,730)	(590,234)	(359,452)	(990,163)	—	—	—		—
—	—	(88)	—	—	—	—		—

(16,187,273)	(7,329,851)	(21,590,475)	(25,222,565)	(16,700,632)	(14,137,766)	(3,753,213	)(2)	(4,379,689)
(3,860)	—	(3,095)	—	(3,530)	—	(1,447)		—
(18,306,862)	(10,290,180)	(16,682,449)	(16,708,841)	(18,349,361)	(17,580,845)	(901,472)		(1,415,121)
—	—	(3,100)	—	(3,467)	—	(1,439)		—
—	—	(3,100)	—	(3,467)	—	(1,439)		—

(34,860,893)	(18,396,784)	(38,860,215)	(43,701,789)	(35,060,457)	(31,718,611)	(4,659,010)		(5,794,810)

111,470,511	24,030,180	63,552,263	53,822,119	42,265,777	32,484,772	121,626,984		28,120,471

34,439,604	18,014,586	38,180,122	42,765,137	34,376,134	31,029,244	4,638,347		5,765,924
(123,442,486)	(66,928,648)	(101,837,128)	(104,383,055)	(96,911,614)	(60,830,168)	(105,569,640)		(11,769,508)
—	—	—	174	—	—	—		—

22,467,629	(24,883,882)	(104,743)	(7,795,625)	(20,269,703)	2,683,848	20,695,691		22,116,887

6,200,823	13,986,102	(48,083,675)	20,425,273	(58,947,400)	17,101,469	9,720,719		26,535,530

228,712,462	214,726,360	334,701,924	314,276,651	266,813,099	249,711,630	82,444,956		55,909,426

$234,913,285	$228,712,462	$286,618,249	$334,701,924	$207,865,699	$266,813,099	$92,165,675		$82,444,956

$397,516	$362,693	$663,123	$277,991	$(702,405)	$—	$(76,849)		$—

Statements of Changes in Net Assets

	Small-Cap Core Fund		Small-Cap Growth Fund		Global Low Volatility Equity Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Period Ended August 31, 2014 (2)
Change in net assets resulting from:

Operations:
Net investment income (loss)	$5,778	$(1,695)	$(3,580,580)	$(6,433,325)	$92,774		$23,639
Net realized gain (loss) on investments and foreign currency transactions	93,653	(45,782)	40,663,432	156,066,640	(26,315)		16,673
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(131,581)	162,199	(45,106,843)	(46,892,549)	(71,030)		197,906

Change in net assets resulting from operations	(32,150)	114,722	(8,023,991)	102,740,766	(4,571)		238,218

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	—	—	—	(864	)(3)	—
Advisor class of shares	—	—	—	—	(168)		—
Institutional class of shares	—	—	—	—	(33,606)		—
Retirement class R-3 of shares	—	—	—	—	—		—
Retirement class R-6 of shares	—	—	—	—	—		—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—	(68,550,887)	(54,356,984)	(601	)(3)	—
Advisor class of shares	—	—	—	—	(117)		—
Institutional class of shares	—	—	(60,216,571)	(43,245,674)	(17,829)		—

Change in net assets resulting from distributions to shareholders	—	—	(128,767,458)	(97,602,658)	(53,185)		—

Capital stock transactions:
Proceeds from sale of shares	1,415,032	3,462,916	166,986,254	236,953,610	367,175		3,842,978
Net asset value of shares issued to shareholders in payment of distributions declared	—	—	121,850,268	92,226,147	53,034		—
Cost of shares redeemed	(699,241)	—	(301,057,602)	(248,589,665)	(153,917)		(3,650)
Redemption fees	—	—	—	5,665	—		—

Change in net assets resulting from capital stock transactions	715,791	3,462,916	(12,221,080)	80,595,757	266,292		3,839,328

Change in net assets	683,641	3,577,638	(149,012,529)	85,733,865	208,536		4,077,546

Net assets:
Beginning of period	3,577,638	—	795,080,587	709,346,722	4,077,546		—

End of period	$4,261,279	$3,577,638	$646,068,058	$795,080,587	$4,286,082		$4,077,546

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$4,781	$(365)	$(2,129,977)	$—	$76,439		$22,791

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(3)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford Global Equity Fund			Pyrford International Stock Fund		LGM Emerging Markets Equity Fund			TCH Emerging Markets Bond Fund
Year Ended August 31, 2015		Period Ended August 31, 2014 (1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015		Period Ended August 31, 2014 (2)

$26,513		$22,344	$11,929,205	$9,416,550	$1,852,065		$2,796,137	$384,376		$301,238

8,911		4,482	(242,296)	1,003,407	1,015,506		(4,228,708)	119,447		168,927

(147,560)		50,040	(84,208,246)	23,565,093	(27,532,485)		25,055,600	(831,288)		425,401

(112,136)		76,866	(72,521,337)	33,985,050	(24,664,914)		23,623,029	(327,465)		895,566

(13,098	)(3)	—	(529,973)	(3,117,094)	(754,339	)(3)	(642,533)	(169,763	)(3)	(39,375)
(533)		—	(155)	—	(304)		—	(1,108)		—
(12,320)		—	(2,124,604)	(9,834,761)	(1,668,087)		(1,571,070)	(175,997)		(40,425)
—		—	(121)	—	—		—	—		—
—		—	(206)	—	—		—	—		—

(3,960	)(3)	—	—	(182,547)	—		—	(113,483	)(3)	—
(161)		—	—	—	—		—	(740)		—
(3,392)		—	—	(516,425)	—		—	(113,843)		—

(33,464)		—	(2,655,059)	(13,650,827)	(2,422,730)		(2,213,603)	(574,934)		(79,800)

776,387		1,116,294	524,295,353	137,260,498	113,611,622		55,250,430	4,064,723		7,044,375

33,465		—	2,287,805	11,973,143	2,136,875		2,016,195	574,934		79,800
(673,179)		—	(79,991,695)	(26,906,144)	(114,321,966)		(30,067,403)	(3,982,719)		—
—		—	3,177	1,105	261		741	—		—

136,673		1,116,294	446,594,640	122,328,602	1,426,792		27,199,963	656,938		7,124,175

(8,927)		1,193,160	371,418,244	142,662,825	(25,660,852)		48,609,389	(245,461)		7,939,941

1,193,160		—	353,913,255	211,250,430	174,660,750		126,051,361	7,939,941		—

$1,184,233		$1,193,160	$725,331,499	$353,913,255	$148,999,898		$174,660,750	$7,694,480		$7,939,941

$28,617		$20,422	$13,174,099	$1,433,059	$1,456,258		$2,242,485	$252,676		$226,416

Statements of Changes in Net Assets

	Alternative Strategies Fund	Ultra Short Tax-Free Fund		Short Tax-Free Fund
	Period Ended August 31, 2015 (1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Change in net assets resulting from:

Operations:
Net investment income (loss)	$(275,413)	$4,390,268	$5,502,872	$1,662,632	$1,069,192
Net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	1,067,819	722,593	49,963	342,639	99,090
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	542,428	(1,720,781)	3,598,577	(369,319)	1,641,330

Change in net assets resulting from operations	1,334,834	3,392,080	9,151,412	1,635,952	2,809,612

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	(237,646)	(516,317)	(320,815)	(261,086)
Advisor class of shares	—	(92)	(33)	(676)	(85)
Institutional class of shares	—	(4,152,530)	(4,986,522)	(1,341,165)	(808,021)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	(2,132)	(22,801)	(6,928)	—
Advisor class of shares	—	(1)	—	(6)	—
Institutional class of shares	—	(21,209)	(151,283)	(28,169)	—

Change in net assets resulting from distributions to shareholders	—	(4,413,610)	(5,676,956)	(1,697,759)	(1,069,192)

Capital stock transactions:
Proceeds from sale of shares	36,088,693	766,804,855	715,858,142	108,741,030	97,083,301
Net asset value of shares issued to shareholders in payment of distributions declared	—	1,495,429	1,730,141	522,359	360,717
Cost of shares redeemed	(2,151,437)	(731,777,138)	(828,296,698)	(81,843,010)	(45,045,191)
Redemption fees	—	—	—	—	—

Change in net assets resulting from capital stock transactions	33,937,256	36,523,146	(110,708,415)	27,420,379	52,398,827

Change in net assets	35,272,090	35,501,616	(107,233,959)	27,358,572	54,139,247

Net assets:
Beginning of period	—	731,180,180	838,414,139	103,517,378	49,378,131

End of period	$35,272,090	$766,681,796	$731,180,180	$130,875,950	$103,517,378

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(64,861)	$(11,238)	$(11,239)	$8,885	$8,909

(1)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015
(2)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund		TCH Intermediate Income Fund
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014

$2,911,608	$2,997,697	$37,901,124	$32,776,740	$2,994,424	$3,429,662	$2,729,628		$2,728,521

196,403	63,612	5,236,926	560,826	840,188	(892,869)	522,798		984,810

(1,491,738)	894,630	(5,850,199)	66,381,407	(670,112)	4,722,743	(3,844,747)		3,813,348

1,616,273	3,955,939	37,287,851	99,718,973	3,164,500	7,259,536	(592,321)		7,526,679

(881,646)	(1,256,247)	(26,563,637)	(22,706,623)	(2,865,537)	(3,299,688)	(439,742	)(2)	(647,658)
(296)	(78)	(46,467)	(3,741)	(729)	(188)	(184,867)		(126)
(2,437,768)	(2,005,611)	(11,291,168)	(10,066,376)	(737,426)	(859,448)	(2,295,387)		(2,100,508)

—	—	(121,985)	(60,866)	—	—	—		—
—	—	(219)	—	—	—	—		—
—	—	(43,436)	(25,260)	—	—	—		—

(3,319,710)	(3,261,936)	(38,066,912)	(32,862,866)	(3,603,692)	(4,159,324)	(2,919,996)		(2,748,292)

209,764,498	100,427,213	773,132,228	499,937,409	17,372,434	22,268,324	61,092,933		45,075,688

1,963,139	2,066,808	29,457,695	24,055,077	3,022,491	3,470,494	2,063,283		2,078,688
(98,286,430)	(112,801,171)	(390,430,836)	(386,396,874)	(36,955,253)	(69,247,065)	(99,406,202)		(48,638,537)
—	—	—	3,656	—	323	—		—

113,441,207	(10,307,150)	412,159,087	137,599,268	(16,560,328)	(43,507,924)	(36,249,986)		(1,484,161)

111,737,770	(9,613,147)	411,380,026	204,455,375	(16,999,520)	(40,407,712)	(39,762,303)		3,294,226

219,556,909	229,170,056	1,401,467,041	1,197,011,666	134,386,387	174,794,099	145,149,821		141,855,595

$331,294,679	$219,556,909	$1,812,847,067	$1,401,467,041	$117,386,867	$134,386,387	$105,387,518		$145,149,821

$1,359	$1,360	$73,742	$129,217	$(14,927)	$(14,927)	$(10,027)		$(10,027)

Statements of Changes in Net Assets

	TCH Corporate Income Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014
Change in net assets resulting from:

Operations:
Net investment income	$8,115,410	$5,079,945	$28,988,864	$23,058,081	$3,963,918		$5,349,738
Net realized gain (loss) on investments	1,721,663	1,655,375	5,137,972	3,011,756	(1,863,055)		1,763,550
Net change in unrealized appreciation (depreciation) on investments	(17,755,993)	8,680,708	(46,860,911)	44,095,696	(4,162,348)		775,398

Change in net assets resulting from operations	(7,918,920)	15,416,028	(12,734,075)	70,165,533	(2,061,485)		7,888,686

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(3,600,461)	(1,432,467)	(15,403,838)	(13,234,133)	(1,340,611	)(1)	(2,601,595)
Advisor class of shares	(721)	(194)	(6,047)	(186)	(795,951)		(336)
Institutional class of shares	(4,553,378)	(3,707,733)	(14,177,598)	(10,710,355)	(1,827,356)		(2,748,257)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(405,429)	(514,185)	(2,668,765)	(727,136)	(943,476	)(1)	(656,961)
Advisor class of shares	(91)	—	(127)	—	(583)		—
Institutional class of shares	(514,709)	(1,686,946)	(2,218,338)	(515,877)	(816,183)		(670,967)

Change in net assets resulting from distributions to shareholders	(9,074,789)	(7,341,525)	(34,474,713)	(25,187,687)	(5,724,160)		(6,678,116)

Capital stock transactions:
Proceeds from sale of shares	190,134,968	95,930,303	369,085,747	271,390,794	56,999,453		20,319,480
Net asset value of shares issued to shareholders in payment of distributions declared	6,210,848	5,697,278	31,818,510	23,068,922	5,079,659		5,726,012
Cost of shares redeemed	(79,378,889)	(38,906,177)	(218,938,744)	(183,620,244)	(58,906,170)		(48,106,882)

Change in net assets resulting from capital stock transactions	116,966,927	62,721,404	181,965,513	110,839,472	3,172,942		(22,061,390)

Change in net assets	99,973,218	70,795,907	134,756,725	155,817,318	(4,612,703)		(20,850,820)

Net assets:
Beginning of period	200,145,490	129,349,583	940,718,826	784,901,508	77,629,193		98,480,013

End of period	$300,118,708	$200,145,490	$1,075,475,551	$940,718,826	$73,016,490		$77,629,193

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(2,698)	$(2,698)	$(13,105)	$(2,314)	$(9,387)		$(8,520)

(1)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Multi-Asset Income Fund			Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Year Ended August 31, 2015		Period Ended August 31, 2014 (2)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

$1,570,769		$389,521	$65,492	$58,074	$65,053	$150,618	$475,573	$381,695
(699,141)		2,896	1,022	—	60,821	38,299	11,653	41,143

(4,291,596)		573,067	—	—	—	—	—	—

(3,419,968)		965,484	66,514	58,074	125,874	188,917	487,226	422,838

(9,112	)(1)	(4,824)	(12,960)	(11,844)	(13,614)	(12,728)	(130,308)	(140,697)
(5,724)		(185)	—	—	—	—	—	—
(1,699,009)		(375,937)	(52,532)	(46,230)	(55,106)	(137,890)	(345,265)	(240,998)

(90	)(1)	—	(200)	—	(12,785)	(6,892)	(11,392)	(2,658)
(43)		—	—	—	—	—	—	—
(14,682)		—	(822)	—	(44,369)	(31,407)	(22,454)	(3,975)

(1,728,660)		(380,946)	(66,514)	(58,074)	(125,874)	(188,917)	(509,419)	(388,328)

31,551,837		46,900,789	2,766,898,733	1,871,493,091	2,147,500,616	2,324,549,521	11,715,102,065	11,979,493,814

133,602		25,811	10,972	6,403	21,921	19,647	72,243	59,745
(23,704,376)		(1,278,765)	(2,731,202,400)	(1,903,251,168)	(2,075,540,945)	(2,557,891,305)	(11,167,584,776)	(12,667,595,505)

7,981,063		45,647,835	35,707,305	(31,751,674)	71,981,592	(233,322,137)	547,589,532	(688,041,946)

2,832,435		46,232,373	35,707,305	(31,751,674)	71,981,592	(233,322,137)	547,567,339	(688,007,436)

46,232,373		—	533,180,125	564,931,799	585,075,817	818,397,954	3,325,311,131	4,013,318,567

$49,064,808		$46,232,373	$568,887,430	$533,180,125	$657,057,409	$585,075,817	$3,872,878,470	$3,325,311,131

$4,935		$4,566	$—	$—	$(3,134)	$53	$(23,963)	$(23,963)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Large-Cap Value Fund
2015	$17.04	$0.13	$(0.22)	$(0.09)	$(0.10)	$(1.62)	$(1.72)	$15.23	(0.70)%	1.22%	1.21%	0.80%	$156,840	72%
2014	14.54	0.11	3.57	3.68	(0.12)	(1.06)	(1.18)	17.04	26.47	1.23	1.23	0.70	131,012	68
2013(3)	12.21	0.13	2.37	2.50	(0.17)	—	(0.17)	14.54	20.65	1.27	1.24	1.00	111,769	71
2012(3)	10.62	0.12	1.57	1.69	(0.10)	—	(0.10)	12.21	16.04	1.30	1.24	1.10	76,786	127
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.29	1.24	0.78	67,845	55
Large-Cap Growth Fund
2015	17.94	(0.01)	0.93	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	161,918	94
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
2013(3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.25	1.24	0.37	92,037	100
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.29	1.24	0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.29	1.24	(0.14)	80,508	113
Mid-Cap Value Fund
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	178,631	27
2014	16.24	0.04	3.64	3.68	(0.06)	(2.20)	(2.26)	17.66	24.65	1.20	1.20	0.23	189,016	30
2013(3)	13.24	0.08	3.62	3.70	(0.08)	(0.62)	(0.70)	16.24	29.23	1.22	1.22	0.51	191,459	48
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.25	1.23	0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.26	1.24	0.47	131,209	37
Mid-Cap Growth Fund
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	125,019	53
2014	22.94	(0.14)	4.19	4.05	—	(3.06)	(3.06)	23.93	19.16	1.22	1.22	(0.61)	121,928	57
2013(3)	20.11	(0.11)	4.21	4.10	—	(1.27)	(1.27)	22.94	21.40	1.22	1.22	(0.49)	107,410	58
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.25	1.24	(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.30	1.23	(0.21)	92,911	79
Small-Cap Growth Fund
2015	22.31	(0.14)	(0.27)	(0.41)	—	(3.79)	(3.79)	18.11	(1.56)	1.40	1.40	(0.61)	307,052	59
2014	22.21	(0.08)	3.12	3.04	—	(2.94)	(2.94)	22.31	14.44	1.40	1.40	(0.36)	431,093	82
2013(3)	18.12	(0.17)	5.59	5.42	—	(1.33)	(1.33)	22.21	31.90	1.41	1.41	(0.87)	412,282	76
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.46	1.44	(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.46	1.44	(0.90)	335,200	101
Pyrford International Stock Fund
2015(3)	13.11	0.23	(1.52)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.02	91,700	9
2014(3)	12.07	0.36	1.27	1.63	(0.56)	(0.03)	(0.59)	13.11	13.69	1.27	1.24	3.12	81,352	6
2013(3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.34	1.24	2.23	51,265	15
2012(3)(7)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.39	1.24	3.55	39,938	13
Ultra Short Tax-Free Fund
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60	0.55	0.34	64,333	57
2014	10.04	0.06	0.05	0.11	(0.06)	(0.00)	(0.06)	10.09	1.10	0.59	0.55	0.57	67,617	86
2013	10.09	0.07	(0.04)	0.03	(0.08)	(0.00)	(0.08)	10.04	0.26	0.57	0.55	0.72	99,168	71
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.62	0.55	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	(0.00)	(0.14)	10.06	1.33	0.65	0.55	1.41	55,069	148

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Short Tax-Free Fund
2015	$10.20	$0.12	$(0.00)	$0.12	$(0.12)	$—	$(0.12)	$10.20	1.21%	0.83%	0.55%	1.18%	$24,689	50%
2014	9.95	0.13	0.25	0.38	(0.13)	—	(0.13)	10.20	3.86	0.87	0.55	1.30	25,442	69
2013(3)(9)	10.00	0.08	(0.05)	0.03	(0.08)	—	(0.08)	9.95	0.34	1.06	0.55	1.17	15,240	74
Short-Term Income Fund
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69	0.60	1.02	67,376	29
2014	9.37	0.10	0.04	0.14	(0.11)	—	(0.11)	9.40	1.55	0.68	0.60	1.11	77,006	43
2013(3)	9.47	0.14	(0.09)	0.05	(0.15)	—	(0.15)	9.37	0.55	0.68	0.60	1.45	111,792	51
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.72	0.60	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.78	0.60	2.65	64,882	114
Intermediate Tax-Free Fund
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.23	1,250,815	26
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
2013(3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.61	0.55	2.51	844,129	39
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.70	0.55	3.02	730,555	53
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.88	0.55	3.44	385,220	59
Mortgage Income Fund
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	94,380	44
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
2013(3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.88	0.80	1.33	138,914	307
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.93	0.80	1.91	177,442	355
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.93	0.80	2.08	204,664	717
TCH Corporate Income Fund
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	137,987	26
2014	12.39	0.44	0.91	1.35	(0.44)	(0.21)	(0.65)	13.09	11.20	0.74	0.59	3.32	78,347	25
2013(3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.75	0.65	3.20	35,860	123
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.80	0.79	3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.88	0.80	3.95	17,542	48
TCH Core Plus Bond Fund
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.69	602,588	25
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44
2013(3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.68	0.61	2.26	463,851	101
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77	0.77	3.43	94,648	84
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.84	0.80	4.03	62,121	48
Government Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.08	0.01	101,593	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.13	0.01	133,255	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.56	0.16	0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.21	0.01	256,327	—

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Tax-Free Money Market Fund
2015	$1.00	$0.00	$0.00	$0.00	$(0.00)	$(0.00)	$(0.00)	$1.00	0.02%	0.53%	0.16%	0.01%	$142,052	—%
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.30	0.01	121,613	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.54	0.43	0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.54	0.44	0.06	243,833	—
Prime Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.19	0.01	1,296,633	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.27	0.01	1,423,007	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.38	0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.46	0.38	0.01	1,401,557	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(7)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(8)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(9)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(10)	Represents less than 0.005%.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses		Net Expenses (2)		Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Low Volatility Equity Fund
2015	$13.20	$0.14	$0.55	$0.69	$(0.18)	$(0.90)	$(1.08)	$12.81	5.22%	1.12%		0.90%		1.12%	$1,162	47%
2014(6)	12.74	0.04	0.47	0.51	(0.05)	—	(0.05)	13.20	4.03	1.02		0.90		1.17	26	47
Dividend Income Fund
2015	14.29	0.31	(0.76)	(0.45)	(0.33)	(0.92)	(1.25)	12.59	(3.63)	1.05		0.90		2.16	74,254	46
2014(6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08		0.90		2.09	26	45
Large-Cap Value Fund
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22		1.21		0.80	28	72
2014(6)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23		1.23		0.83	27	68
Large-Cap Growth Fund
2015	17.94	0.00	0.92	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23		1.21		0.03	37	94
2014(6)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24		1.24		0.17	26	67
Mid-Cap Value Fund
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22		1.22		0.19	26	27
2014(6)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20		1.20		0.31	27	30
Mid-Cap Growth Fund
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25		1.24		(0.52)	28	53
2014(6)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24		1.24		(0.63)	26	57
Small-Cap Value Fund
2015	14.40	(0.02)	(0.85)	(0.87)	—	(0.81)	(0.81)	12.72	(6.18)	1.46		1.24		(0.46)	72,822	53
2014(6)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46		1.24		(0.14)	26	43
Small-Cap Core Fund
2015	10.38	(0.01)	0.04	0.03	—	—	—	10.41	0.29	5.02		1.15		(0.28)	629	64
2014(6)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82		1.15		(0.30)	26	43
Global Low Volatility Equity Fund
2015(3)	11.47	0.14	(0.17)	(0.03)	(0.08)	(0.05)	(0.13)	11.31	(0.28)	5.76		1.10		2.38	142	31
2014(3)(6)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55		1.10		1.53	26	29
Pyrford Global Equity Fund
2015(3)	10.74	0.15	(1.07)	(0.92)	(0.22)	(0.07)	(0.29)	9.53	(8.68)	17.07		1.15		2.98	691	12
2014(3)(6)	10.50	0.06	0.18	0.24	—	—	—	10.74	2.29	15.81		1.15		2.15	26	7
Pyrford International Stock Fund
2015(3)	13.11	0.05	(1.34)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28		1.24		2.79	817	9
2014(3)(6)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28		1.24		1.95	25	6
LGM Emerging Markets Equity Fund
2015(3)	14.30	0.08	(2.09)	(2.01)	(0.17)	—	(0.17)	12.12	(14.18)	1.59		1.40		2.01	63,966	25
2014(3)(6)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66		1.40		2.05	26	38
TCH Emerging Markets Bond Fund
2015(3)	11.14	0.34	(0.79)	(0.45)	(0.48)	(0.32)	(0.80)	9.89	(4.11)	3.21		1.00		4.94	3,882	60
2014(3)(6)	10.80	0.12	0.22	0.34	—	—	—	11.14	3.15	2.42		1.00		4.26	26	72
Alternative Strategies Fund
2015(3)(8)	10.00	(0.06)	0.46	0.40	—	—	—	10.40	4.00	4.94	(9)	2.72	(9)	(1.07)	1,011	119
Ultra Short Tax-Free Fund
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60		0.55		0.34	25	57
2014(6)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13	0.59		0.55		0.50	25	86
Short Tax-Free Fund
2015	10.20	0.12	(0.00)	0.12	(0.12)	—	(0.12)	10.20	1.21	0.83		0.55		1.15	453	50
2014(6)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64	0.83		0.55		1.29	25	69
Short-Term Income Fund
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69		0.60		1.02	25	29
2014(6)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10	0.71		0.60		1.10	25	43

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Intermediate Tax-Free Fund
2015	$11.25	$0.26	$0.01	$0.27	$(0.26)	$—	$(0.26)	$11.26	2.36%	0.57%	0.55%	2.24%	$2,095	26%
2014(6)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46	0.60	0.55	2.41	2,044	35
Mortgage Income Fund
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	26	44
2014(6)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94	0.80	2.38	25	129
TCH Intermediate Income Fund
2015	10.65	0.20	(0.29)	(0.09)	(0.21)	—	(0.21)	10.35	(0.89)	0.90	0.80	2.01	27,579	58
2014(6)	10.61	0.05	0.04	0.09	(0.05)	—	(0.05)	10.65	0.88	0.90	0.80	1.90	25	118
TCH Corporate Income Fund
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	25	26
2014(6)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02	0.72	0.59	2.92	25	25
TCH Core Plus Bond Fund
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.71	312	25
2014(6)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85	0.60	0.59	2.74	25	44
Monegy High Yield Bond Fund
2015	10.44	0.51	(0.79)	(0.28)	(0.51)	(0.24)	(0.75)	9.41	(2.70)	1.21	0.90	5.13	42,843	46
2014(6)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58	1.17	0.90	5.09	25	42
Multi-Asset Income Fund
2015	10.27	0.26	(0.91)	(0.65)	(0.27)	—	(0.27)	9.35	(6.42)	0.95	0.80	2.48	529	31
2014(6)	10.24	0.06	0.05	0.11	(0.08)	—	(0.08)	10.27	1.03	0.99	0.80	2.17	25	0	(7)

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(7)	Represents less than 0.005%.
(8)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(9)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.42% and 2.20%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Low Volatility Equity Fund
2015	$13.22	$0.20	$0.53	$0.73	$(0.21)	$(0.90)	$(1.11)	$12.84	5.56%	0.87%	0.65%	1.52%	$76,792	47%
2014	11.28	0.18	2.05	2.23	(0.18)	(0.11)	(0.29)	13.22	19.97	0.89	0.65	1.49	57,421	47
2013(3)(10)	10.00	0.10	1.25	1.35	(0.07)	—	(0.07)	11.28	13.47	1.28	0.65	1.79	41,009	101
Dividend Income Fund
2015	14.32	0.35	(0.77)	(0.42)	(0.36)	(0.92)	(1.28)	12.62	(3.38)	0.80	0.65	2.50	45,554	46
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
2013(3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.81	0.65	2.79	50,393	25
2012(3)(9)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.90	0.65	2.76	46,959	18
Large-Cap Value Fund
2015	17.06	0.18	(0.23)	(0.05)	(0.13)	(1.62)	(1.75)	15.26	(0.45)	0.97	0.96	1.04	94,439	72
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
2013(3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	1.02	0.99	1.24	101,834	71
2012(3)	10.65	0.16	1.56	1.72	(0.13)	—	(0.13)	12.24	16.32	1.05	0.99	1.36	72,633	127
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	1.04	0.99	1.03	78,877	55
Large-Cap Growth Fund
2015	18.06	0.07	0.90	0.97	(0.04)	(2.60)	(2.64)	16.39	5.85	0.98	0.96	0.29	72,958	94
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
2013(3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	1.00	0.99	0.58	122,689	100
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	1.04	0.99	0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	1.04	0.99	0.11	103,598	113
Mid-Cap Value Fund
2015	17.63	0.08	(0.60)	(0.52)	(0.04)	(2.06)	(2.10)	15.01	(3.29)	0.97	0.97	0.43	99,160	27
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30
2013(3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	0.97	0.77	122,818	48
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	1.00	0.98	0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	1.01	0.99	0.71	108,425	37
Mid-Cap Growth Fund
2015	24.37	(0.08)	(0.55)	(0.63)	—	(3.23)	(3.23)	20.51	(2.61)	1.00	0.99	(0.26)	82,768	53
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
2013(3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	0.97	(0.24)	142,302	58
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	1.00	0.99	(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.98	0.10	161,539	79
Small-Cap Value Fund
2015	14.50	(0.01)	(0.84)	(0.85)	—	(0.81)	(0.81)	12.84	(5.99)	1.21	0.99	(0.14)	19,186	53
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
2013(3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	1.26	0.99	0.48	13,404	74
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	1.50	0.99	0.34	4,135	58
2011(3)(8)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	1.56	0.99	0.04	2,814	21
Small-Cap Core Fund
2015	10.40	0.02	0.03	0.05	—	—	—	10.45	0.48	4.77	0.90	0.17	3,632	64
2014(13)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75	0.90	(0.03)	3,030	43
Small-Cap Growth Fund
2015	22.75	(0.07)	(0.29)	(0.36)	—	(3.79)	(3.79)	18.60	(1.27)	1.15	1.15	(0.35)	339,016	59
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15	1.15	(0.09)	363,988	82
2013(3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16	1.16	(0.62)	297,065	76
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.21	1.19	(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.21	1.19	(0.56)	193,655	101

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses		Net Expenses (2)		Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Global Low Volatility Equity Fund
2015(3)	$11.50	$0.25	$(0.26)	$(0.01)	$(0.10)	$(0.05)	$(0.15)	$11.34	(0.08)%	5.51%		0.85%		2.16%	$4,144	31%
2014(3)(12)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27		0.85		1.76	3,947	29
Pyrford Global Equity Fund
2015(3)	10.76	0.24	(1.14)	(0.90)	(0.24)	(0.07)	(0.31)	9.55	(8.46)	16.82		0.90		2.32	493	12
2014(3)(13)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	21.13		0.90		3.33	539	7
Pyrford International Stock Fund
2015(3)	13.14	0.22	(1.48)	(1.26)	(0.10)	—	(0.10)	11.78	(9.63)	1.03		0.99		2.52	626,232	9
2014(3)	12.10	0.39	1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02		0.99		3.32	272,486	6
2013(3)	10.78	0.22	1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	1.09		0.99		2.63	159,985	15
2012(3)(9)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	1.14		0.99		3.83	77,791	13
LGM Emerging Markets Equity Fund
2015(3)	14.33	0.16	(2.13)	(1.97)	(0.20)	—	(0.20)	12.16	(13.88)	1.34		1.15		1.15	85,034	25
2014(3)	12.61	0.23	1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30		1.15		1.89	111,807	38
2013(3)	13.69	0.26	(0.34)	(0.08)	(0.20)	(0.80)	(1.00)	12.61	(1.00)	1.40		1.15		2.41	84,760	29
2012(3)	15.86	0.37	(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.70		1.18		2.15	42,949	83
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.61		1.25		0.85	37,164	34
TCH Emerging Markets Bond Fund
2015(3)	11.16	0.51	(0.96)	(0.45)	(0.49)	(0.32)	(0.81)	9.90	(4.04)	2.96		0.85		4.96	3,812	60
2014(3)(12)	10.00	0.44	0.84	1.28	(0.12)	—	(0.12)	11.16	12.89	2.85		0.85		4.52	3,961	72
Alternative Strategies Fund
2015(3)(14)	10.00	(0.08)	0.50	0.42	—	—	—	10.42	4.20	4.69	(15)	2.47	(15)	(1.11)	34,261	119
Ultra Short Tax-Free Fund
2015	10.09	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.08	0.50	0.35		0.30		0.59	702,324	57
2014	10.04	0.09	0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34		0.30		0.82	663,538	86
2013	10.09	0.10	(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.32		0.30		0.97	739,246	71
2012(3)	10.06	0.14	0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.37		0.30		1.32	682,788	128
2011(3)	10.07	0.17	(0.01)	0.16	(0.17)	(0.00)	(0.17)	10.06	1.58	0.40		0.30		1.64	368,540	148
Short Tax-Free Fund
2015	10.21	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.20	1.26	0.58		0.40		1.32	105,734	50
2014	9.95	0.15	0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62		0.40		1.45	78,050	69
2013(3)(11)	10.00	0.10	(0.05)	(0.05)	0.10	—	(0.10)	9.95	0.45	0.81		0.40		1.33	34,138	74
Short-Term Income Fund
2015	9.42	0.12	(0.06)	0.06	(0.13)	—	(0.13)	9.35	0.69	0.44		0.35		1.24	263,894	29
2014	9.39	0.13	0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43		0.35		1.35	142,526	43
2013(3)	9.48	0.16	(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.43		0.35		1.70	117,378	51
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.47		0.35		2.16	101,182	63
2011(3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.52		0.35		2.93	86,591	114
Intermediate Tax-Free Fund
2015	11.25	0.28	0.01	0.29	(0.28)	—	(0.28)	11.26	2.60	0.32		0.32		2.46	559,937	26
2014	10.66	0.31	0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36		0.36		2.77	396,291	35
2013(3)	11.29	0.30	(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36		0.36		2.70	352,883	39
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45		0.45		3.10	345,109	55
2011(3)(7)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.56		0.50		3.54	166,269	59
Mortgage Income Fund
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68		0.55		2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67		0.55		2.45	28,473	129
2013(3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63		0.55		1.57	35,880	307
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.68		0.55		2.16	41,528	355
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.67		0.55		2.33	47,101	717

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
TCH Intermediate Income Fund
2015	$10.64	$0.21	$(0.28)	$(0.07)	$(0.23)	$—	$(0.23)	$10.34	(0.64)%	0.65%	0.55%	2.03%	$77,809	58%
2014	10.28	0.21	0.36	0.57	(0.21)	—	(0.21)	10.64	5.63	0.65	0.55	2.03	110,824	118
2013(3)	10.51	0.15	(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.64	0.55	1.45	95,908	248
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.67	0.55	1.99	113,933	190
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.68	0.55	2.03	102,730	445
TCH Corporate Income Fund
2015	13.07	0.38	(0.70)	(0.32)	(0.38)	(0.05)	(0.43)	12.32	(2.53)	0.45	0.45	2.97	162,107	26
2014	12.37	0.45	0.91	1.36	(0.45)	(0.21)	(0.66)	13.07	11.32	0.49	0.49	3.50	121,773	25
2013(3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	(0.75)	12.37	0.54	0.50	0.50	3.36	93,490	123
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.55	0.54	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.63	0.55	4.18	76,263	48
TCH Core Plus Bond Fund
2015	11.94	0.34	(0.45)	(0.11)	(0.35)	(0.06)	(0.41)	11.42	(0.96)	0.33	0.33	2.94	472,576	25
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44
2013(3)	11.90	0.32	(0.29)	0.03	(0.33)	(0.28)	(0.61)	11.32	0.09	0.43	0.43	2.44	321,051	101
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52	0.52	3.68	63,697	84
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.59	0.55	4.28	47,398	48
Monegy High Yield Bond Fund
2015	10.44	0.54	(0.79)	(0.25)	(0.54)	(0.24)	(0.78)	9.41	(2.46)	0.96	0.65	5.46	30,173	46
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
2013(3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.83	0.65	5.61	49,722	34
2012(3)(9)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.85	0.65	5.54	48,574	16
Multi-Asset Income Fund
2015	10.27	0.28	(0.90)	(0.62)	(0.29)	—	(0.29)	9.36	(6.09)	0.70	0.55	2.84	48,536	31
2014(13)	10.00	0.11	0.27	0.38	(0.11)	—	(0.11)	10.27	3.83	1.07	0.55	2.29	45,675	0	(6)
Government Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.28	0.08	0.01	467,294	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.30	0.13	0.01	431,677	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.31	0.16	0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.30	0.17	0.04	244,082	—
Tax-Free Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.28	0.16	0.01	515,005	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.28	0.20	0.11	696,785	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.29	0.20	0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.28	0.20	0.30	613,935	—
Prime Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.20	0.18	0.01	2,576,245	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.21	0.20	0.08	2,590,312	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.21	0.20	0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.21	0.20	0.19	2,164,483	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

(6)	Represents less than 0.5%.
(7)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.
(8)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(9)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(10)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(11)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(12)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(13)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(14)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(15)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.17% and 1.95%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Mid-Cap Value Fund
2015	$17.62	$(0.01)	$(0.59)	$(0.60)	—	$(2.06)	$(2.06)	$14.96	(3.80)%	1.47%	1.47%	(0.06)%	$25	27%
2014(6)	16.58	0.00	1.04	1.04	—	—	—	17.62	6.27	1.45	1.45	0.07	26	30
Mid-Cap Growth Fund
2015	24.34	(0.16)	(0.58)	(0.74)	—	(3.23)	(3.23)	20.37	(3.11)	1.50	1.49	(0.77)	25	53
2014(6)	23.30	(0.06)	1.10	1.04	—	—	—	24.34	4.46	1.49	1.49	(0.89)	26	57
Small-Cap Value Fund
2015	14.48	(0.08)	(0.83)	(0.91)	—	(0.81)	(0.81)	12.76	(6.43)	1.71	1.49	(0.62)	24	53
2014(6)	14.07	(0.01)	0.42	0.41	—	—	—	14.48	2.91	1.71	1.49	(0.39)	26	43
Pyrford International Stock Fund
2015(3)	13.12	0.22	(1.54)	(1.32)	(0.06)	—	(0.06)	11.74	(10.06)	1.53	1.49	1.71	22	9
2014(3)(6)	13.15	0.06	(0.09)	(0.03)	—	—	—	13.12	(0.23)	1.53	1.49	1.70	25	6

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
Mid-Cap Value Fund
2015	$17.65	$0.11	$(0.62)	$(0.51)	$(0.05)	$(2.06)	$(2.11)	$15.03	(3.19)%	0.82%	0.82%	0.64%	$8,776	27%
2014(6)	16.58	0.03	1.04	1.07	—	—	—	17.65	6.45	0.80	0.80	0.71	27	30
Mid-Cap Growth Fund
2015	24.38	(0.03)	(0.57)	(0.60)	—	(3.23)	(3.23)	20.55	(2.47)	0.85	0.84	(0.12)	26	53
2014(6)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2015	14.50	(0.00)	(0.82)	(0.82)	—	(0.81)	(0.81)	12.87	(5.78)	1.06	0.84	0.01	134	53
2014(6)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2015(3)	13.15	0.20	(1.45)	(1.25)	(0.11)	—	(0.11)	11.79	(9.56)	0.88	0.84	3.42	6,560	9
2014(3)(6)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

August 31, 2015

Notes to Financial Statements

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2015, the Corporation consisted of 43 portfolios. As of August 31, 2015, this annual report includes 28 diversified portfolios of the Corporation (individually referred to as the “Fund,” or collectively as the “Funds”) each with differing share class offerings. As of August 31, 2015, the Corporation also consisted of 10 target retirement and 5 target risk portfolios whose annual report is available under a separate cover. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

BMO Fund names as displayed throughout this report	Fund Inception Date	Investment Objective
Low Volatility Equity Fund	September 28, 2012	To provide capital appreciation.
Dividend Income Fund	December 29, 2011	To provide capital appreciation and current income.
Large-Cap Value Fund	September 30, 1993	To provide capital appreciation.
Large-Cap Growth Fund	November 20, 1992	To provide capital appreciation.
Mid-Cap Value Fund	September 30, 1993	To provide capital appreciation.
Mid-Cap Growth Fund	September 30, 1993	To provide capital appreciation.
Small-Cap Value Fund	February 28, 2011	To provide capital appreciation.
Small-Cap Core Fund	December 27, 2013	To provide capital appreciation.
Small-Cap Growth Fund	October 31, 1995	To provide capital appreciation.
Global Low Volatility Equity Fund(1)	September 30, 2013	To provide capital appreciation.
Pyrford Global Equity Fund(1)	December 27, 2013	To provide capital appreciation.
Pyrford International Stock Fund(1)	December 29, 2011	To provide capital appreciation.
LGM Emerging Markets Equity Fund(1)	December 22, 2008	To provide capital appreciation.
TCH Emerging Markets Bond Fund(1)	September 30, 2013	To maximize total return consistent with current income.
Alternative Strategies Fund(1)	December 16, 2014	To provide capital appreciation with an emphasis on absolute returns.
Ultra Short Tax-Free Fund	September 30, 2009	To provide current income exempt from federal income tax consistent with preservation of capital.
Short Tax-Free Fund	November 29, 2012	To provide current income exempt from federal income tax consistent with preservation of capital.
Short-Term Income Fund	November 1, 1992	To maximize total return consistent with current income.
Intermediate Tax-Free Fund	February 1, 1994	To provide a high level of current income exempt from federal income tax consistent with preservation of capital.
Mortgage Income Fund	December 13, 1992	To provide current income.
TCH Intermediate Income Fund	November 19, 1992	To maximize total return consistent with current income.
TCH Corporate Income Fund	December 22, 2008	To maximize total return consistent with current income.
TCH Core Plus Bond Fund	December 22, 2008	To maximize total return consistent with current income.
Monegy High Yield Bond Fund	December 29, 2011	To maximize total return consistent with current income.
Multi-Asset Income Fund	December 27, 2013	To maximize total return consistent with current income.
Government Money Market Fund	May 17, 2004	To provide current income consistent with stability of principal.
Tax-Free Money Market Fund	September 22, 2004	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
Prime Money Market Fund	November 23, 1992	To provide current income consistent with stability of principal.

(1)	Collectively referred to as the “International Funds”.

On December 22, 2014, the BMO Pyrford Global Strategic Return Fund and BMO Global Natural Resources Fund ceased operations and liquidated assets. On March 30, 2015, the BMO Micro-Cap Fund ceased operations and liquidated assets.

2.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

BMO Funds

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in certain funds may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser (or sub-advisers, as applicable) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration, and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets

Notes to Financial Statements (continued)

will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Short Sales—Certain Funds may sell a security they do not own in anticipation that the price of the security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale. The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss. The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, or to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (called) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds also may purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked- to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

BMO Funds

recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors.

Redemption Fees—The International Funds imposed a 2% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the International Funds as paid-in-capital.

Securities Lending—Certain Funds participate in one of two securities lending programs, providing for the lending of corporate bonds, equity, and government securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company and BMO Harris Bank N.A. serve as the securities lending agents for the International Funds and non-International Funds participating in the programs, respectively. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities and accrued interest loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.

Cash collateral received as part of the International Funds securities lending program was invested in the following security as of August 31, 2015:

Description	Value
State Street Navigator Securities Lending Prime Portfolio Money Market Fund, 0.189%	$53,642,562

Cash collateral received as part of the non-International Funds securities lending program was jointly pooled and invested in the following securities as of August 31, 2015(1):

Description	Value
American Honda Finance Corp., 0.306%, 1/11/2016(2)	$12,999,493
Australia & New Zealand Banking Group Ltd., 0.301%, 12/21/2015(2)	15,000,000
Bank of Nova Scotia, 0.414%, 5/12/2016(2)	7,500,128
Bank of Nova Scotia, 0.390%, 7/18/2016(2)	15,001,965
Blackrock Liquidity TempCash Money Market Fund, 0.060%	5,546,323
Blackrock Liquidity TempFund Money Market Fund, 0.096%	22,476,911
Canadian Imperial Bank, 0.332%, 9/28/2015(2)	9,999,550
Chariot Funding LLC, 0.350%, 9/22/2015(3)	9,985,844
Chariot Funding LLC, 0.290%, 10/13/2015(3)	8,986,950
Chariot Funding LLC, 0.290%, 10/19/2015(3)	9,985,419
Chariot Funding LLC, 0.400%, 12/10/2015(3)	9,979,889
Coca-Cola Co., 0.532%, 4/18/2016(3)	7,470,298
Coca-Cola Co., 0.552%, 4/20/2016(3)	7,471,010
Coca-Cola Co., 0.562%, 4/21/2016(3)	7,471,300
Coca-Cola Co., 0.613%, 5/16/2016(3)	4,977,210
Commonwealth Bank of Australia, 0.306%, 9/18/2015(2)	26,309,258
DNB ASA, 0.320%, 9/14/2015(3)	9,984,178
DNB ASA, 0.340%, 11/13/2015(3)	5,491,845
DNB ASA, 0.337%, 4/18/2016(2)	15,000,000
Dreyfus Institutional Cash Advantage Money Market Fund, 0.107%	2,259,166
Dreyfus Institutional Cash Advantage Money Market Fund, 0.041%	133,307
Erste Abwicklungsanstalt, 0.250%, 10/19/2015(3)	14,989,479
Erste Abwicklungsanstalt, 0.320%, 11/20/2015(3)	9,991,911

Description	Value
Fidelity Institutional Money Market Fund, 0.136%	$93,976,079
General Electric Capital Corp, 0.334%, 1/8/2016(2)	17,628,054
Goldman Sachs Financial, 0.132%	15,536,562
HSBC Bank, PLC, 0.372%, 6/8/2016(2)	10,000,360
HSBC Bank, PLC, 0.352%, 3/4/2016(2)	10,000,220
International Business, 0.324%, 2/5/2016(2)	8,601,092
JP Morgan Liquid Asset Money Market Fund, 0.140%	108,171,424
Jupiter Securitization Co., 0.511%, 2/16/2016(3)	9,974,075
Jupiter Securitization Co., 0.501%, 2/18/2016(3)	9,974,722
Kells Funding LLC, 0.250%, 10/13/2015(3)	14,987,813
Kells Funding LLC, 0.200%, 9/3/2015(3)	9,994,944
Kells Funding LLC, 0.300%, 11/20/2015(3)	7,494,688
Legacy Capital LLC, 0.210%, 9/21/2015(3)	7,498,906
Legacy Capital LLC, 0.350%, 10/2/2015(3)	14,982,354
Macquarie Bank Ltd., 0.501%, 1/6/2016(3)	7,483,125
Macquarie Bank Ltd., 0.540%, 6/9/2016(2)	15,000,000
Manhattan Asset Funding Co., 0.260%, 9/10/2015(3)	14,990,250
Manhattan Asset Funding Co., 0.190%, 9/14/2015(3)	13,997,488
Manhattan Asset Funding Co., 0.250%, 9/24/2015(3)	13,990,340
Nordea Bank, 0.401%, 1/8/2016(3)	9,980,111
Nordea Bank, 0.300%, 10/22/2015(3)	14,977,125
Nordea Bank, 0.321%, 11/13/2015(3)	9,983,822
Old Line Funding Corp., 0.461%, 1/22/2016(3)	9,978,150
Old Line Funding Corp., 0.270%, 9/4/2015(3)	9,986,350
Old Line Funding Corp., 0.200%, 10/20/2015(3)	19,983,333
Reckitt Benckiser, 0.291%, 10/13/2015(3)	4,990,494

Notes to Financial Statements (continued)

Description	Value
Reckitt Benckiser, 0.250%, 11/12/2015(3)	$9,988,889
Reckitt Benckiser, 0.270%, 11/20/2015(3)	5,643,051
Regency Markets LLC, 0.170%, 9/11/2015(3)	7,498,973
Regency Markets LLC, 0.170%, 9/15/2015(3)	17,497,603
Regency Markets LLC, 0.180%, 9/16/2015(3)	9,998,550
Royal Bank of Canada, 0.306%, 12/16/2015(2)	30,014,910
Skandinaviska Enskilda Bank, 0.320%, 10/8/2015(3)	4,992,121
Skandinaviska Enskilda Bank, 0.350%, 1/4/2016(2)	8,743,985
State Street Bank & Trust Co, 0.398%, 4/15/2016(2)	10,000,280
State Street Bank & Trust Co, 0.333%, 10/1/2015(2)	24,998,550
Sumitomo Mitsui Banking Corporation, 0.483%, 3/3/2016(2)	15,000,375
Suncorp Metway, 0.471%, 1/27/2016(3)	9,977,283
Suncorp Metway, 0.220%, 9/15/2015(3)	9,993,467
Suncorp Metway, 0.280%, 10/26/2015(3)	14,982,063
Suncorp Metway, 0.350%, 11/10/2015(3)	9,988,333
Svenska Handelsbaken, 0.311%, 3/21/2016(2)	5,509,680

Description	Value
Svenska Handelsbaken, 0.300%, 10/27/2015(3)	$9,984,167
Thunder Bay Funding, LLC, 0.280%, 9/1/2015(3)	7,489,792
Thunder Bay Funding, LLC, 0.290%, 11/13/2015(3)	9,990,817
Toronto Dominion Bank, 0.313%, 4/4/2016(2)	5,000,200
Toronto Dominion Bank, 0.456%, 7/13/2016(2)	2,832,693
Toronto Dominion Bank, 0.501%, 1/27/2016(3)	9,477,569
Toronto Dominion Bank, 0.390%, 11/6/2015(3)	9,970,967
Toyota Motor Credit Corp., 0.433%, 5/16/2016(2)	7,000,000
Toyota Motor Credit Corp., 0.368%, 2/25/2016(2)	5,000,000
Toyota Motor Credit Corp., 0.302%, 6/13/2016(2)	10,001,070
Wells Fargo Bank, 0.324%, 4/8/2016(2)	4,999,910
Wells Fargo Bank, 0.344%, 1/13/2016(2)	10,000,130
Wells Fargo Bank, 0.423%, 5/20/2016(2)	7,000,000
Western Asset Institutional Cash Reserves Money Market Fund, 0.144%	104,142,620
Western Asset Institutional Liquid Reserves Money Market Fund, 0.145%	26,267,229
Westpac Banking Corp., 0.481%, 2/4/2016(3)	9,975,867
Other	319,757

Total	$1,157,454,215

(1)	The collateral pool is managed by the fixed income group within the Adviser. Each Fund owns a pro-rata interest in the collateral pool determined by the value of securities on loan for such Fund.
(2)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2015.
(3)	Each issue shows the rate of discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurement

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurement to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. The Funds did not hold any Level 3 securities as of August 31, 2015.

BMO Funds

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ assets:

	Low Volatility Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$70,180,750	$—	$—	$70,180,750
Short-Term Investments	6,245,933	32,471,440	—	38,717,373

Total	$76,426,683	$32,471,440	$—	$108,898,123

	Dividend Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$117,123,104	$—	$—	$117,123,104
Short-Term Investments	2,800,936	57,648,185	—	60,449,121

Total	$119,924,040	$57,648,185	$—	$177,572,225

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$246,896,669	$—	$—	$246,896,669
Short-Term Investments	5,959,946	121,841,818	—	127,801,764

Total	$252,856,615	$121,841,818	$—	$374,698,433

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$232,240,546	$—	$—	$232,240,546
Short-Term Investments	4,499,155	114,426,851	—	118,926,006

Total	$236,739,701	$114,426,851	$—	$351,166,552

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$276,238,952	$—	$—	$276,238,952
Short-Term Investments	11,221,418	138,875,793	—	150,097,211

Total	$287,460,370	$138,875,793	$—	$426,336,163

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$203,218,526	$—	$—	$203,218,526
Short-Term Investments	4,639,539	99,120,731	—	103,760,270

Total	$207,858,065	$99,120,731	$—	$306,978,796

	Small-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$88,514,732	$—	$—	$88,514,732
Short-Term Investments	5,566,813	41,462,036	—	47,028,849

Total	$94,081,545	$41,462,036	$—	$135,543,581

	Small-Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$4,219,953	$—	$—	$4,219,953
Short-Term Investments	47,479	1,283,962	—	1,331,441

Total	$4,267,432	$1,283,962	$—	$5,551,394

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$637,338,960	$—	$—	$637,338,960
Short-Term Investments	22,731,181	300,690,862	—	323,422,043

Total	$660,070,141	$300,690,862	$—	$960,761,003

	Global Low Volatility Equity
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$37,926	$—	$37,926
Belgium	—	39,538	—	39,538
Bermuda	92,180	9,798	—	101,978
Canada	373,517	—	—	373,517
France	—	8,754	—	8,754
Germany	—	117,007	—	117,007
Guernsey	104,465	—	—	104,465
Hong Kong	—	123,992	—	123,992
Ireland	29,414	—	—	29,414
Israel	9,918	173,998	—	183,916
Italy	—	36,950	—	36,950
Japan	—	291,779	—	291,779
Malaysia	—	118,264	—	118,264
Netherlands	—	5,932	—	5,932
New Zealand	—	193,327	—	193,327
Philippines	—	84,070	—	84,070
Portugal	—	8,986	—	8,986
Singapore	—	344,671	—	344,671
South Korea	—	46,260	—	46,260
Switzerland	—	76,225	—	76,225
Taiwan	—	150,258	—	150,258
Thailand	—	10,318	—	10,318
United Kingdom	—	238,004	—	238,004
United States	1,423,246	—	—	1,423,246
Preferred Stocks(1)	—	5,537	—	5,537
Short-Term Investments	1,237,606	—	—	1,237,606

Total	$3,270,346	$2,121,594	$—	$5,391,940

	Pyrford Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$94,683	$—	$94,683
Belgium	—	12,606	—	12,606
Canada	42,219	—	—	42,219
France	—	45,115	—	45,115
Germany	—	12,318	—	12,318
Hong Kong	—	74,003	—	74,003
Israel	—	12,453	—	12,453
Japan	—	35,265	—	35,265
Malaysia	—	54,455	—	54,455
Netherlands	—	11,717	—	11,717
Norway	—	13,174	—	13,174
Singapore	—	51,298	—	51,298
Sweden	—	26,021	—	26,021
Switzerland	—	124,646	—	124,646
Taiwan	—	49,003	—	49,003
United Kingdom	—	92,211	—	92,211
United States	350,717	—	—	350,717
Preferred Stocks(1)	—	10,528	—	10,528
Short-Term Investments	332,871	—	—	332,871

Total	$725,807	$719,496	$—	$1,445,303

Notes to Financial Statements (continued)

	Pyrford International Stock Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$69,650,605	$—	$69,650,605
Belgium	—	19,909,633	—	19,909,633
Finland	—	7,100,346	—	7,100,346
France	—	50,711,766	—	50,711,766
Germany	—	38,824,701	—	38,824,701
Hong Kong	—	48,175,695	—	48,175,695
Israel	—	11,454,414	—	11,454,414
Japan	—	64,295,830	—	64,295,830
Malaysia	—	25,975,984	—	25,975,984
Netherlands	—	29,606,961	—	29,606,961
Norway	—	13,331,956	—	13,331,956
Singapore	—	32,740,879	—	32,740,879
Sweden	—	25,812,580	—	25,812,580
Switzerland	—	97,533,649	—	97,533,649
Taiwan	—	26,158,427	—	26,158,427
United Kingdom	—	117,663,885	—	117,663,885
Preferred Stocks(1)	—	12,365,885	—	12,365,885
Short-Term Investments	71,309,018	—	—	71,309,018

Total	$71,309,018	$691,313,196	$—	$762,622,214

	LGM Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Bermuda	$2,606,526	$4,733,532	$—	$7,340,058
Brazil	1,287,919	—	—	1,287,919
Cayman Islands	—	5,525,090	—	5,525,090
Chile	1,923,622	—	—	1,923,622
Egypt	4,922,350	1,165,905	—	6,088,255
Hong Kong	—	2,672,408	—	2,672,408
India	—	43,835,853	—	43,835,853
Indonesia	—	13,995,280	—	13,995,280
Kenya	—	1,331,956	—	1,331,956
Malaysia	—	675,120	—	675,120
Mexico	12,393,248	—	—	12,393,248
Nigeria	—	2,124,746	—	2,124,746
Philippines	—	15,606,782	—	15,606,782
Singapore	—	4,510,165	—	4,510,165
South Africa	—	7,814,290		7,814,290
South Korea	—	1,628,164	—	1,628,164
Taiwan	—	1,667,981	—	1,667,981
Thailand	1,815,294	1,707,362	—	3,522,656
Turkey	—	4,618,818	—	4,618,818
Vietnam	—	948,618	—	948,618
Preferred Stocks(1)	2,032,296	—	—	2,032,296
Participation Notes	—	3,211,056	—	3,211,056
Short-Term Investments	13,266,977	—	—	13,266,977

Total	$40,248,232	$117,773,126	$—	$158,021,358

	TCH Emerging Markets Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$5,221,759	$—	$5,221,759
International Bonds	—	2,231,875	—	2,231,875
Short-Term Investments	1,332,490	—	—	1,332,490

Total	$1,332,490	$7,453,634	$—	$8,786,124

	Alternative Strategies Fund(2)
	Level 1	Level 2	Level 3	Total
Assets-Long
Bank Loans	$—	$4,004,709	$—	$4,004,709
Common Stocks(1)	18,494,424	251,979	—	18,746,403
Convertible Bond	—	51,516	—	51,516
Corporate Bonds & Notes	—	553,087	—	553,087
Exchange Traded Funds	238,070	—	—	238,070
Purchased Options	70,758	—	—	70,758
Short-Term Investments	6,970,298	5,000,030	—	11,970,328

Total	$25,773,550	$9,861,321	$—	$35,634,871

Liabilities-Short
Bank Loans	$—	$18,546	$—	$18,546
Common Stocks(1)	8,186,923	342,399	—	8,529,322
Corporate Bonds & Notes	—	136,304	—	136,304
Exchange Traded Funds	1,651,523	—	—	1,651,523
Written Options	454,037	—	—	454,037

Total	$10,292,483	$497,249	$—	$10,789,732

	Ultra Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$752,152,377	$—	$752,152,377
Mutual Funds	—	2,000,840	—	2,000,840
Short-Term Investments	2,807,077	7,101,869	—	9,908,946

Total	$2,807,077	$761,255,086	$—	$764,062,163

	Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$126,510,334	$—	$126,510,334
Mutual Funds	851,005	—	—	851,005
Short-Term Investments	2,946,935	—	—	2,946,935

Total	$3,797,940	$126,510,334	$—	$130,308,274

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$56,264,952	$—	$56,264,952
Collateralized Mortgage Obligations	—	10,897,274	—	10,897,274
Commercial Mortgage Securities	—	12,212,417	—	12,212,417
Corporate Bonds & Notes	—	141,385,408	—	141,385,408
Mutual Funds	3,538,083	2,904,461	—	6,442,544
U.S. Government & U.S. Government Agency Obligations	—	80,202,835	—	80,202,835
U.S. Government Agency-Mortgage Securities	—	6,472,039	—	6,472,039
Short-Term Investments	6,644,766	49,139,835	—	55,784,601

Total	$10,182,849	$359,479,221	$—	$369,662,070

BMO Funds

	Intermediate Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$1,762,233,349	$—	$1,762,233,349
Mutual Funds	15,750,115	—	—	15,750,115
Short-Term Investments	19,318,314	2,201,232	—	21,519,546

Total	$35,068,429	$1,764,434,581	$—	$1,799,503,010

	Mortgage Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$322,290	$—	$322,290
Collateralized Mortgage Obligations	—	16,560,265	—	16,560,265
Commercial Mortgage Securities	—	13,989,860	—	13,989,860
U.S. Government Agency-Mortgage Securities	—	84,798,496	—	84,798,496
Short-Term Investments	1,524,417	—	—	1,524,417

Total	$1,524,417	$115,670,911	$—	$117,195,328

	TCH Intermediate Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$60,176,192	$—	$60,176,192
U.S. Government & U.S. Government Agency Obligations	—	17,404,961	—	17,404,961
U.S. Government Agency-Mortgage Securities	—	23,407,643	—	23,407,643
Short-Term Investments	4,336,323	19,589,302	—	23,925,625

Total	$4,336,323	$120,578,098	$—	$124,914,421

	TCH Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$269,217,683	$—	$269,217,683
Municipals	—	580,040	—	580,040
U.S. Government & U.S. Government Agency Obligations	—	15,563,848	—	15,563,848
Short-Term Investments	6,085,570	42,373,561	—	48,459,131

Total	$6,085,570	$327,735,132	$—	$333,820,702

	TCH Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,304,764	$—	$1,304,764
Commercial Mortgage Securities	—	536,018	—	536,018
Corporate Bonds & Notes	—	564,351,707	—	564,351,707
Municipals	—	348,024	—	348,024
U.S. Government & U.S. Government Agency Obligations	—	178,711,306	—	178,711,306
U.S. Government Agency-Mortgage Securities	—	306,998,403	—	306,998,403
Short-Term Investments	19,640,890	131,722,400	—	151,363,290

Total	$19,640,890	$1,183,972,622	$—	$1,203,613,512

	Monegy High Yield Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$71,230,042	$—	$71,230,042
Short-Term Investments	3,669,881	—	—	3,669,881

Total	$3,669,881	$71,230,042	$—	$74,899,923

	Multi-Asset Income Fund
	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$28,466,906	$—	$—	$28,466,906
Mutual Funds	18,492,708	885,523	—	19,378,231
Short-Term Investments	183,434	18,949,942	—	19,133,376

Total	$47,143,048	$19,835,465	$—	$66,978,513

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$57,550,000	$—	$57,550,000
Mutual Funds	40,000,000	—	—	40,000,000
Repurchase Agreements	—	175,519,266	—	175,519,266
Agency Obligations	—	295,692,335	—	295,692,335

Total	$40,000,000	$528,761,601	$—	$568,761,601

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$624,137,758	$—	$624,137,758
Mutual Funds	37,842,477	—	—	37,842,477

Total	$37,842,477	$624,137,758	$—	$661,980,235

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$628,004,158	$—	$628,004,158
Commercial Paper	—	2,113,313,091	—	2,113,313,091
Corporate Bonds & Notes	—	6,235,697	—	6,235,697
Municipals	—	280,670,000	—	280,670,000
Mutual Funds	265,000,000	—	—	265,000,000
Notes-Variable	—	122,042,819	—	122,042,819
Repurchase Agreements	—	457,970,915	—	457,970,915

Total	$265,000,000	$3,608,236,680	$—	$3,873,236,680

(1)	All sub-categories within Common Stocks and Preferred Stocks represent either entire Level 1 or Level 2 evaluation status.

Notes to Financial Statements (continued)

(2)	The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures and forward contracts. Amounts below are the unrealized appreciation/depreciation on the investment.

	Unrealized Appreciation (Depreciation) On Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total
Alternative Strategies Fund
Long Forward Contracts	$—	$(111,857)	$—	$(111,857)
Short Forward Contracts	—	197,858	—	197,858

Total Forwards	$—	$86,001	$—	$86,001

Long Futures Contracts	$(110,885)	$—	$—	$(110,885)
Short Futures Contracts	(82,883)	—	—	(82,883)

Total Futures	$(193,768)	$—	$—	$(193,768)

It is the Funds’ policy to recognize transfers between category levels at the end of the period. As described in Note 2, the Funds’ have retained an independent pricing service to fair value foreign equity securities for events occurring after the close of the market in which the security is principally traded. These valuations resulted in transfers between categorization levels at August 31, 2015.

The following is a reconciliation of transfers between category levels from August 31, 2014 to August 31, 2015:

	Global Low Volatility Fund	Pyrford Global Equity Fund	Pyrford International Stock Fund	LGM Emerging Markets Equity Fund	Multi-Asset Income Fund
Transfers into Level 1	$—	$—	$—	$1,815,294	$—
Transfers out of Level 1	(1,356,252)	(695,731)	(678,870,123)	(106,126,509)	(885,523)

Net Transfers in (out) of Level 1	$(1,356,252)	$(695,731)	$(678,870,123)	$(104,311,215)	$(885,523)

Transfers into Level 2	$1,356,252	$695,731	$678,870,123	$106,126,509	$885,523
Transfers out of Level 2	—	—	—	(1,815,294)	—

Net Transfers in (out) of Level 2	$1,356,252	$695,731	$678,870,123	$104,311,215	$885,523

4.	Derivative Holdings and Activity Detail

At August 31, 2015, the Alternative Strategies Fund had outstanding futures contracts as set forth below:

Expiration Date	Number of Contracts	Description	Value at Trade Date	Value at August 31, 2015	Unrealized Appreciation (Depreciation)
Long Futures
Bond Futures
September 2015	3	10 Year Mini JGB	$364,870	$366,008	$1,138
September 2015	4	Eurex 10-Year Euro BUND	695,740	687,160	(8,580)
September 2015	6	Eurex 5-Year Euro BOBL	879,753	875,479	(4,274)
September 2015	4	SFE 10-Year Australian Bond	365,012	366,649	1,637
December 2015	7	CBOT 10-Year U.S. Treasury Note	896,032	889,438	(6,594)
December 2015	5	CBOT 5-Year U.S. Treasury Note	600,152	597,188	(2,964)
December 2015	1	CBOT U.S. Long Bond	157,909	154,625	(3,284)
December 2015	2	LIFFE Long Gilt Government Bond	361,747	359,656	(2,091)
December 2015	6	MSE 10-Year Canadian Bond	654,352	644,968	(9,384)
Index Futures
September 2015	4	CME E-Mini NASDAQ 100 Index	364,381	341,740	(22,641)
September 2015	3	CAC 40 10 Euro	165,304	156,607	(8,697)
September 2015	2	OSE Nikkei 225 Index	345,126	310,801	(34,325)
September 2015	3	TSE TOPIX Index	412,646	379,470	(33,176)
Interest Rate Futures
December 2016	48	CME 3-Month Eurodollar	11,841,102	11,857,200	16,098
December 2016	35	LIFFE 3-Month Euro Euribor	9,814,670	9,815,872	1,202
December 2016	16	LIFFE 90-Day Sterling	3,029,884	3,034,934	5,050
Short Futures
Index Futures
September 2015	1	Eurex Euro STOXX 50 Index	(36,614)	(36,683)	(69)
September 2015	2	HKG Hang Seng Index	(275,045)	(276,953)	(1,908)
September 2015	2	Russell 2000 Mini Index	(236,614)	(231,500)	5,114
September 2015	3	CME E-Mini S&P 500® Index	(293,267)	(295,380)	(2,113)
September 2015	5	LIFFE FTSE 100 Index	(505,346)	(476,999)	28,347
September 2015	6	CBOT E-Mini DJIA Index	(526,948)	(495,240)	31,708
September 2015	29	Eurex Euro STOXX 50 Index	(1,026,568)	(1,063,810)	(37,242)
September 2015	67	CME E-Mini S&P 500® Index	(6,490,100)	(6,596,820)	(106,720)

Total Futures Contracts			$21,558,178	$21,364,410	$(193,768)

BMO Funds

The following is a summary of the Alternative Strategies Fund’s written option activity for the period ended August 31, 2015:

Contracts	Number of Contracts	Premium
Outstanding @ 12/16/2014 (inception date)	—	$—
Options written	3,646	2,516,511
Options expired	(525)	(472,337)
Options exercised	(10)	(5,268)
Options closed	(2,723)	(1,737,738)

Outstanding @ 8/31/2015	388	$301,168

At August 31, 2015, the Alternative Strategies Fund had outstanding forward foreign currency exchange contracts as set forth below:

		Contract Amount					Unrealized Appreciation (Depreciation)
Settlement Date	Currency	Buy		Sell		Value		Counterparty
September 19, 2015	Australian Dollar	AUD	722,000		$539,497	$513,393	$(26,104)	Bank of America
September 19, 2015	Australian Dollar		$1,253,493	AUD	1,658,000	1,178,956	74,537	Bank of America
September 19, 2015	Canadian Dollar	CAD	1,158,000		$921,334	880,152	(41,182)	Bank of America
September 19, 2015	Canadian Dollar		$1,768,178	CAD	2,225,000	1,691,138	77,040	Bank of America
September 19, 2015	Euro Currency	EUR	1,724,000		$1,927,701	1,935,033	7,332	Bank of America
September 19, 2015	Euro Currency		$1,416,798	EUR	1,264,000	1,418,725	(1,927)	Bank of America
September 19, 2015	Japanese Yen	JPY	131,281,000		$1,059,525	1,083,113	23,588	Bank of America
September 19, 2015	Japanese Yen		$2,048,678	JPY	252,166,000	2,080,457	(31,779)	Bank of America
September 19, 2015	Mexican Peso	MXN	1,459,000		$88,978	87,222	(1,756)	Bank of America
September 19, 2015	Mexican Peso		$393,936	MXN	6,183,000	369,633	24,303	Bank of America
September 19, 2015	New Zealand Dollar	NZD	115,000		$75,956	72,795	(3,161)	Bank of America
September 19, 2015	New Zealand Dollar		$377,032	NZD	547,000	346,250	30,782	Bank of America
September 19, 2015	Pound Sterling	GBP	1,502,000		$2,348,143	2,304,602	(43,541)	Bank of America
September 19, 2015	Pound Sterling		$1,877,874	GBP	1,214,000	1,862,708	15,166	Bank of America
September 19, 2015	Swiss Franc	CHF	889,000		$947,180	920,147	(27,033)	Bank of America
September 19, 2015	Swiss Franc		$1,477,416	CHF	1,418,000	1,467,680	9,736	Bank of America

							$86,001

During the period ended August 31, 2015, the following Funds had average quarterly contracts or notional values outstanding:

	Average Quarterly Contracts				Average Quarterly Notional Values
Fund	Long Futures	Short Futures	Purchased Options	Written Options	Short Forwards	Long Forwards
Pyrford Global Equity Fund	—	—	—	—	$50,444	$15,330
Pyrford International Stock Fund	—	—	—	—	30,260,786	17,381,809
Alternative Strategies Fund	159	56	200	370	7,594,794	5,097,244
Short Tax-Free Fund	—	2	—	—	—	—
Intermediate Tax-Free Fund	—	100	—	—	—	—

Derivatives and Hedging Disclosures—Derivatives and hedging require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial positions, performance and cash flows.

Notes to Financial Statements (continued)

The effects of these derivative instruments on the Funds’ financial positions and financial performance are reflected in the Statements of Assets and Liabilities and Statements of Operations, and are presented in the table below. The values of derivative instruments as of August 31, 2015 by risk category are as follows:

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/ Liability Derivatives	Value	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Pyrford Global Equity Fund
Forwards (Foreign exchange contracts)		$—	$9,644	$3,704
Pyford International Stock Fund
Forwards (Foreign exchange contracts)		$—	$0	$1,223,525
Alternative Strategies Fund
Futures Receivable (Interest rate contracts)		$25,125
Futures Payable (Interest rate contracts)		(37,171)

Net futures (Interest rate contracts)		$(12,046)	$76,728	$(12,046)

Futures Receivable (Equity contracts)		$65,169
Futures Payable (Equity contracts)		(246,891)

Net futures (Equity contracts)		$(181,722)	(571,117)	(181,722)

Total receivable for futures	Receivable for daily variation margin	$90,294
Total payable for futures	Payable for daily variation margin	(284,062)

Total net payable for futures		$(193,768)	$(494,389)	$(193,768)

Forwards (Foreign exchange contracts)	Receivable for forward foreign currency contracts	$262,484
Forwards (Foreign exchange contracts)	Payable for forward foreign currency contracts	(176,483)

Total net forwards		$86,001	$177,581	$86,001

Purchased options (Equity contracts)	Purchased options, at value	$70,758	54,634	(30,388)
Written options (Equity contracts)	Written options, at value	(454,037)	879,443	(152,869)
Short Tax-Free Fund
Futures (Interest rate contracts)		$—	$(16,021)	$(1,679)
Intermediate Tax-Free Fund
Futures (Interest rate contracts)		$—	$(668,831)	$25,722

Offsetting of Assets and Liabilities—Disclosures about offsetting assets and liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. As of August 31, 2015, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets		Derivative Liabilities			Net Derivative Assets (Liabilities)	Collateral Pledged (Received) (1)
Fund/Counterparty	Forward Currency Contracts	Futures Contracts	Forward Currency Contracts	Futures Contracts	Written Options		Financial Instruments	Cash	Net Amount
Alternative Strategies Fund
Bank of America Merrill Lynch (Over the Counter)	$262,484	$—	$(176,483)	$—	$—	$86,001	$—	$—	$86,001
Exchange Traded Futures Contracts	—	90,294	—	(284,062)	—	(193,768)	—	—	(193,768)
Exchange Traded Options Contracts	—	—	—	—	(454,037)	(454,037)	—	454,037	—

(1)	Collateral pledged exceeds amount of liability balance.

At period end, certain Funds covered in this report had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of August 31, 2015.

This page is intentionally left blank.

Notes to Financial Statements (continued)

5.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Low Volatility Equity Fund			Dividend Income Fund			Large-Cap Value Fund
	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$2,305,941	(1)	$171,647	$13,228,404	(2)	$13,224,438	$51,889,810	$25,150,045
Advisor class of shares	284,251		25,000	8,891,830		25,000	2,533	25,000
Institutional class of shares	30,127,617		14,815,931	9,104,999		5,783,365	24,350,994	18,453,640
Retirement class R-3 of shares	—		—	—		—	—	—
Retirement class R-6 of shares	—		—	—		—	—	—
Advisor class transfers from termination of Investor class	1,349,076		—	73,932,036		—	—	—

Net proceeds from sale of shares	34,066,885		15,012,578	105,157,269		19,032,803	76,243,337	43,628,685
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	46,550	(1)	11,962	5,405,306	(2)	3,069,583	13,507,031	8,186,356
Advisor class of shares	6,032		103	432,520		129	2,666	80
Institutional class of shares	4,635,749		984,009	4,613,478		2,742,420	11,763,585	7,452,025
Retirement class R-3 of shares	—		—	—		—	—	—
Retirement class R-6 of shares	—		—	—		—	—	—

Net proceeds from shares issued	4,688,331		996,074	10,451,304		5,812,132	25,273,282	15,638,461
Cost of shares redeemed:
Investor class of shares	(1,446,946)		(472,679)	(5,896,957	)(2)	(18,511,998)	(24,583,590)	(33,283,979)
Advisor class of shares	(441,640)		—	(2,527,026)		—	—	—
Institutional class of shares	(13,647,960)		(6,779,420)	(17,285,991)		(11,638,148)	(50,096,519)	(26,150,728)
Retirement class R-6 of shares	—		—	—		—	—	—
Advisor class transfers from termination of Investor class	(1,349,076)		—	(73,932,036)		—	—	—

Net cost of shares redeemed	(16,885,622)		(7,252,099)	(99,642,010)		(30,150,146)	(74,680,109)	(59,434,707)
Redemption fees	—		—	—		—	—	—

Net change resulting from fund share transactions in dollars	$21,869,594		$8,756,553	$15,966,563		$(5,305,211)	$26,836,510	$(167,561)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	173,729	(1)	13,778	957,585	(2)	1,003,140	3,260,833	1,586,843
Advisor class of shares	21,262		1,962	659,802		1,842	156	1,540
Institutional class of shares	2,304,058		1,194,203	667,176		436,621	1,532,889	1,163,302
Retirement class R-3 of shares	—		—	—		—	—	—
Retirement class R-6 of shares	—		—	—		—	—	—
Advisor class transfers from termination of Investor class	100,178		—	5,391,964		—	—	—

Net sale of shares	2,599,227		1,209,943	7,676,527		1,441,603	4,793,878	2,751,685
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	3,604	(1)	988	401,277	(2)	239,423	869,122	547,819
Advisor class of shares	459		8	31,874		10	171	5
Institutional class of shares	358,152		80,500	341,712		213,631	756,375	497,794
Retirement class R-3 of shares	—		—	—		—	—	—
Retirement class R-6 of shares	—		—	—		—	—	—

Net shares issued	362,215		81,496	774,863		453,064	1,625,668	1,045,618
Shares redeemed:
Investor class of shares	(108,476	)(1)	(38,422)	(422,256	)(2)	(1,425,736)	(1,519,256)	(2,129,473)
Advisor class of shares	(33,149)		—	(188,631)		—	—	—
Institutional class of shares	(1,025,954)		(563,773)	(1,266,146)		(889,251)	(3,091,202)	(1,663,791)
Retirement class R-6 of shares	—		—	—		—	—	—
Advisor class transfers from termination of Investor class	(100,178)		—	(5,391,964)		—	—	—

Net shares redeemed	(1,267,757)		(602,195)	(7,268,997)		(2,314,987)	(4,610,458)	(3,793,264)

Net change resulting from fund share transactions in shares	1,693,685		689,244	1,182,393		(420,320)	1,809,088	4,039

(1)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014

$94,927,499	$12,686,123	$35,820,566	$35,832,822	$27,450,657	$21,116,792	$20,687,763	(2)	$24,383,016
9,184	25,000	—	25,000	6,583	25,000	7,597,339		25,000
16,533,828	11,319,057	17,255,206	17,914,297	14,808,537	11,292,980	15,472,198		3,662,455
—	—	—	25,000	—	25,000	200		25,000
—	—	10,476,491	25,000	—	25,000	145,932		25,000
—	—	—	—	—	—	77,723,552		—

111,470,511	24,030,180	63,552,263	53,822,119	42,265,777	32,484,772	121,626,984		28,120,471

16,094,464	7,435,000	21,716,689	25,867,242	16,670,003	14,092,847	3,740,385	(2)	4,374,319
3,871	—	3,126	—	3,529	—	1,447		—
18,341,269	10,579,586	16,454,019	16,897,895	17,695,668	16,936,397	893,637		1,391,605
—	—	3,100	—	3,467	—	1,439		—
—	—	3,188	—	3,467	—	1,439		—

34,439,604	18,014,586	38,180,122	42,765,137	34,376,134	31,029,244	4,638,347		5,765,924

(39,032,633)	(30,820,149)	(39,236,294)	(79,938,638)	(20,533,400)	(26,779,668)	(10,274,941	)(2)	(8,662,717)
—	—	—	—	(4,012)	—	(6,488,094)		—
(84,409,853)	(36,108,499)	(61,375,263)	(24,444,417)	(76,374,202)	(34,050,500)	(11,052,040)		(3,106,791)
—	—	(1,225,571)	—	—	—	(31,013)		—

—	—	—	—	—	—	(77,723,552)		—

(123,442,486)	(66,928,648)	(101,837,128)	(104,383,055)	(96,911,614)	(60,830,168)	(105,569,640)		(11,769,508)
—	—	—	174	—	—	—		—

$22,467,629	$(24,883,882)	$(104,743)	$(7,795,625)	$(20,269,703)	$2,683,848	$20,695,691		$22,116,887

5,824,318	767,898	2,191,108	2,128,508	1,268,780	907,538	1,536,678	(2)	1,734,776
529	1,487	—	1,505	306	1,092	559,792		1,787
1,007,550	682,428	1,072,196	1,064,994	667,838	479,115	1,103,954		259,322
—	—	—	1,508	—	1,073	15		1,777
—	—	658,695	1,508	—	1,073	10,762		1,777

—	—	—	—	—	—	5,640,424		—

6,832,397	1,451,813	3,921,999	3,198,023	1,936,924	1,389,891	8,851,625		1,999,439

1,019,928	476,297	1,401,981	1,669,417	829,353	655,176	286,839	(2)	334,940
245	—	202	—	176	—	111		—
1,155,719	674,289	1,064,985	1,092,060	861,103	774,412	68,009		105,987
—	—	200	—	169	—	110		—
—	—	206	—	169	—	110		—

2,175,892	1,150,586	2,467,574	2,761,477	1,690,970	1,429,588	355,179		440,927

(2,335,983)	(1,898,220)	(2,404,283)	(4,886,569)	(949,629)	(1,149,370)	(765,945	)(2)	(619,540)
—	—	—	—	(189)	—	(478,216)		—
(4,964,126)	(2,188,071)	(3,789,070)	(1,467,084)	(3,434,480)	(1,430,137)	(807,228)		(220,511)
—	—	(76,599)	—	—	—	(2,275)		—

—	—	—	—	—	—	(5,640,424)		—

(7,300,109)	(4,086,291)	(6,269,952)	(6,353,653)	(4,384,298)	(2,579,507)	(7,694,088)		(840,051)

1,708,180	(1,483,892)	119,621	(394,153)	(756,404)	239,972	1,512,716		1,600,315

Notes to Financial Statements (continued)

	Small-Cap Core Fund			Small-Cap Growth Fund		Global Low Volatility Equity Fund
	Year Ended August 31, 2015		Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Period Ended August 31, 2014(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$85,124	(3)	$502,902	$59,881,274	$89,061,771	$26,515	(3)	$96,182
Advisor class of shares	2,534		25,000	—	—	2,465		25,000
Institutional class of shares	661,179		2,935,014	107,104,980	147,891,839	212,246		3,721,796
Retirement class R-3 of shares	—		—	—	—	—		—
Retirement class R-6 of shares	—		—	—	—	—		—
Advisor class transfers from termination of Investor class	666,195		—	—	—	125,949		—

Net proceeds from sale of shares	1,415,032		3,462,916	166,986,254	236,953,610	367,175		3,842,978
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	—		—	64,686,862	51,917,050	1,464	(3)	—
Advisor class of shares	—		—	—	—	285		—
Institutional class of shares	—		—	57,163,406	40,309,097	51,285		—
Retirement class R-3 of shares	—		—	—	—	—		—
Retirement class R-6 of shares	—		—	—	—	—		—

Net proceeds from shares issued	—		—	121,850,268	92,226,147	53,034		—
Cost of shares redeemed:
Investor class of shares	(3,606	)(3)	—	(178,351,779)	(127,066,631)	(14,409	)(3)	(3,650)
Advisor class of shares	(2,890)		—	—	—	(3,549)		—
Institutional class of shares	(26,550)		—	(122,705,823)	(121,523,034)	(10,010)		—
Retirement class R-6 of shares	—		—	—	—	—		—
Advisor class transfers from termination of Investor class	(666,195)		—	—	—	(125,949)		—

Net cost of shares redeemed	(699,241)		—	(301,057,602)	(248,589,665)	(153,917)		(3,650)
Redemption fees	—		—	—	5,665	—		—

Net change resulting from fund share transactions in dollars	$715,791		$3,462,916	$(12,221,080)	$80,595,757	$266,292		$3,839,328

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	8,038	(3)	50,282	3,035,093	3,854,998	2,380	(3)	9,469
Advisor class of shares	223		2,480	—	—	209		2,248
Institutional class of shares	58,516		291,360	5,259,971	6,232,666	18,591		343,089
Retirement class R-3 of shares	—		—	—	—	—		—
Retirement class R-6 of shares	—		—	—	—	—		—
Advisor class transfers from termination of Investor class	57,981		—	—	—	10,389		—

Net sale of shares	124,758		344,122	8,295,064	10,087,664	31,569		354,806
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—		—	3,632,053	2,464,027	130	(3)	—
Advisor class of shares	—		—	—	—	25		—
Institutional class of shares	—		—	3,132,242	1,879,212	4,542		—
Retirement class R-3 of shares	—		—	—	—	—		—
Retirement class R-6 of shares	—		—	—	—	—		—

Net shares issued	—		—	6,764,295	4,343,239	4,697		—
Shares redeemed:
Investor class of shares	(339	)(3)	—	(9,037,485)	(5,557,903)	(1,270	)(3)	(320)
Advisor class of shares	(251)		—	—	—	(291)		—
Institutional class of shares	(2,386)		—	(6,160,736)	(5,289,709)	(874)		—
Retirement class R-6 of shares	—		—	—	—	—		—
Advisor class transfers from termination of Investor class	(57,981)		—	—	—	(10,389)		—

Net shares redeemed	(60,957)		—	(15,198,221)	(10,847,612)	(12,824)		(320)

Net change resulting from fund share transactions in shares	63,801		344,122	(138,862)	3,583,291	23,442		354,486

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(3)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

BMO Funds

Pyrford Global Equity Fund		Pyrford International Stock Fund		LGM Emerging Markets Equity Fund			TCH Emerging Markets Bond Fund
Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015		Period Ended August 31, 2014(2)

$17,485 (3)	$590,294	$29,274,657	$31,495,270	$10,812,875	(3)	$22,463,042	$27,714	(3)	$3,508,375
104,500	25,000	837,890	25,000	7,937,867		25,000	45,350		25,000
—	501,000	486,602,419	105,690,228	27,318,780		32,762,388	10,000		3,511,000
—	—	—	25,000	—		—	—		—
—	—	7,580,387	25,000	—		—	—		—

654,402	—	—	—	67,542,100		—	3,981,659		—

776,387	1,116,294	524,295,353	137,260,498	113,611,622		55,250,430	4,064,723		7,044,375

17,059 (3)	—	523,199	3,252,180	748,847	(3)	634,773	283,246	(3)	39,375
694	—	155	—	305		—	1,848		—
15,712	—	1,764,124	8,720,963	1,387,723		1,381,422	289,840		40,425
—	—	121	—	—		—	—		—
—	—	206	—	—		—	—		—

33,465	—	2,287,805	11,973,143	2,136,875		2,016,195	574,934		79,800

—	—	(9,501,426)	(9,726,188)	(5,071,919	)(3)	(9,299,289)	(855	)(3)	—
(18,777)	—	—	—	(2,512,123)		—	(205)		—
—	—	(70,009,306)	(17,179,956)	(39,195,824)		(20,768,114)	—		—
—	—	(480,963)	—	—		—	—		—

(654,402)	—	—	—	(67,542,100)		—	(3,981,659)		—

(673,179)	—	(79,991,695)	(26,906,144)	(114,321,966)		(30,067,403)	(3,982,719)		—
—	—	3,177	1,105	261		741	—		—

$136,673	$1,116,294	$446,594,640	$122,328,602	$1,426,792		$27,199,963	$656,938		$7,124,175

1,706 (3)	58,501	2,316,403	2,462,877	786,382	(3)	1,759,063	2,758	(3)	350,761
9,875	2,381	67,683	1,904	598,708		1,826	4,412		2,315
—	50,101	37,832,055	8,170,016	1,997,469		2,535,369	908		351,019
—	—	—	1,901	—		—	—		—
—	—	592,066	1,901	—		—	—		—

61,911	—	—	—	4,868,984		—	385,759		—

73,492	110,983	40,808,207	10,638,599	8,251,543		4,296,258	393,837		704,095

1,704 (3)	—	42,467	255,802	56,136	(3)	49,708	28,438	(3)	3,950
69	—	13	—	23		—	186		—
1,570	—	142,960	685,270	103,871		108,008	29,100		4,054
—	—	10	—	—		—	—		—
—	—	17	—	—		—	—		—

3,343	—	185,467	941,072	160,030		157,716	57,724		8,004

—	—	(751,917)	(759,503)	(368,299	)(3)	(696,433)	(148	)(3)	—
(1,780)	—	—	—	(190,894)		—	(20)		—
—	—	(5,543,509)	(1,332,777)	(2,907,588)		(1,563,387)	—		—
—	—	(37,602)	—	—		—	—		—

(61,911)	—	—	—	(4,868,984)		—	(385,759)		—

(63,691)	—	(6,333,028)	(2,092,280)	(8,335,765)		(2,259,820)	(385,927)		—

13,144	110,983	34,660,646	9,487,391	75,808		2,194,154	65,634		712,099

Notes to Financial Statements (continued)

	Alternative Strategies Fund	Ultra Short Tax-Free Fund		Short Tax-Free Fund
	Period Ended August 31, 2015(1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$—	$34,499,397	$36,732,240	$14,697,884	$16,306,460
Advisor class of shares	3,211,693	25,000	25,000	428,043	25,000
Institutional class of shares	32,877,000	732,280,458	679,100,902	93,615,103	80,751,841
Advisor class transfers from termination of Investor class	—	—	—	—	—

Net proceeds from sale of shares	36,088,693	766,804,855	715,858,142	108,741,030	97,083,301
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	232,743	405,797	327,112	260,475
Advisor class of shares	—	91	33	380	85
Institutional class of shares	—	1,262,595	1,324,311	194,867	100,157

Net proceeds from shares issued	—	1,495,429	1,730,141	522,359	360,717
Cost of shares redeemed:
Investor class of shares	—	(37,929,231)	(69,137,516)	(15,767,281)	(6,819,344)
Advisor class of shares	(2,151,437)	(24,979)	—	(38)	—
Institutional class of shares	—	(693,822,928)	(759,159,182)	(66,075,691)	(38,225,847)
Advisor class transfers from termination of Investor class	—	—	—	—	—

Net cost of shares redeemed	(2,151,437)	(731,777,138)	(828,296,698)	(81,843,010)	(45,045,191)
Redemption fees	—	—	—	—	—

Net change resulting from fund share transactions in dollars	$33,937,256	$36,523,146	$(110,708,415)	$27,420,379	$52,398,827

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	3,417,481	3,646,847	1,437,965	1,610,486
Advisor class of shares	303,423	2,478	2,478	41,925	2,458
Institutional class of shares	3,287,526	72,577,811	67,456,820	9,152,374	7,992,310
Advisor class transfers from termination of Investor class	—	—	—	—	—

Net sale of shares	3,590,949	75,997,770	71,106,145	10,632,264	9,605,254
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	23,056	40,291	32,003	25,728
Advisor class of shares	—	9	3	37	9
Institutional class of shares	—	125,162	131,599	19,060	9,882

Net shares issued	—	148,227	171,893	51,100	35,619
Shares redeemed:
Investor class of shares	—	(3,757,848)	(6,862,097)	(1,542,455)	(674,457)
Advisor class of shares	(206,249)	(2,478)	—	(4)	—
Institutional class of shares	—	(68,772,910)	(75,460,308)	(6,455,094)	(3,785,765)
Advisor class transfers from termination of Investor class	—	—	—	—	—

Net shares redeemed	(206,249)	(72,533,236)	(82,322,405)	(7,997,553)	(4,460,222)

Net change resulting from fund share transactions in shares	3,384,700	3,612,761	(11,044,367)	2,685,811	5,180,651

(1)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015
(2)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).

BMO Funds

Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund		TCH Intermediate Income Fund
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014

$21,701,066	$39,953,734	$498,756,928	$364,844,856	$8,605,907	$10,241,607	$1,349,483	(2)	$3,292,895
—	25,000	3,500	2,025,000	—	25,000	152,489		25,000
188,063,432	60,448,479	274,371,800	133,067,553	8,766,527	12,001,717	29,094,301		41,757,793

—	—	—	—	—	—	30,496,660		—

209,764,498	100,427,213	773,132,228	499,937,409	17,372,434	22,268,324	61,092,933		45,075,688

848,728	1,198,099	25,330,824	21,553,872	2,813,001	3,147,040	391,920	(2)	617,791
296	78	46,680	3,747	729	188	177,432		126
1,114,115	868,631	4,080,191	2,497,458	208,761	323,266	1,493,931		1,460,771

1,963,139	2,066,808	29,457,695	24,055,077	3,022,491	3,470,494	2,063,283		2,078,688

(31,671,458)	(76,287,660)	(276,080,914)	(274,604,629)	(22,523,389)	(48,913,541)	(5,270,894	)(2)	(16,769,338)
—	—	—	—	—	—	(2,681,713)		—
(66,614,972)	(36,513,511)	(114,349,922)	(111,792,245)	(14,431,864)	(20,333,524)	(60,956,935)		(31,869,199)

—	—	—	—	—	—	(30,496,660)		—

(98,286,430)	(112,801,171)	(390,430,836)	(386,396,874)	(36,955,253)	(69,247,065)	(99,406,202)		(48,638,537)
—	—	—	3,656	—	323	—		—

$113,441,207	$(10,307,150)	$412,159,087	$137,599,268	$(16,560,328)	$(43,507,924)	$(36,249,986)		$(1,484,161)

2,316,962	4,249,193	44,153,582	33,192,008	919,498	1,108,326	127,371	(2)	314,325
—	2,654	311	181,301	—	2,674	13,906		2,356
20,068,196	6,417,322	24,302,385	12,102,975	941,413	1,288,535	2,755,232		3,996,817

—	—	—	—	—	—	2,888,573		—

22,385,158	10,669,169	68,456,278	45,476,284	1,860,911	2,399,535	5,785,082		4,313,498

90,624	127,378	2,240,079	1,956,526	299,827	338,867	37,000	(2)	58,767
32	8	4,128	323	78	20	16,990		12
118,778	92,157	361,137	226,320	22,275	34,839	141,649		139,049

209,434	219,543	2,605,344	2,183,169	322,180	373,726	195,639		197,828

(3,382,518)	(8,111,833)	(24,439,180)	(25,188,723)	(2,401,577)	(5,282,586)	(497,206	)(2)	(1,618,601)
—	—	—	—	—	—	(257,544)		—
(7,101,162)	(3,875,953)	(10,142,271)	(10,214,907)	(1,539,181)	(2,194,833)	(5,791,240)		(3,049,628)

—	—	—	—	—	—	(2,888,573)		—

(10,483,680)	(11,987,786)	(34,581,451)	(35,403,630)	(3,940,758)	(7,477,419)	(9,434,563)		(4,668,229)

12,110,912	(1,099,074)	36,480,171	12,255,823	(1,757,667)	(4,704,158)	(3,453,842)		(156,903)

Notes to Financial Statements (continued)

	TCH Corporate Income Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$102,866,491	$53,919,723	$193,582,142	$114,749,632	$5,088,580	(2)	$8,451,618
Advisor class of shares	—	25,000	302,957	25,000	3,962,546		25,000
Institutional class of shares	87,268,477	41,985,580	175,200,648	156,616,162	6,100,393		11,842,862
Advisor class transfers from termination of Investor class	—	—	—	—	41,847,934		—

Net proceeds from sale of shares	190,134,968	95,930,303	369,085,747	271,390,794	56,999,453		20,319,480
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	3,989,662	1,936,862	18,010,897	13,891,430	2,155,397	(2)	3,245,163
Advisor class of shares	813	194	6,174	185	795,168		335
Institutional class of shares	2,220,373	3,760,222	13,801,439	9,177,307	2,129,094		2,480,514

Net proceeds from shares issued	6,210,848	5,697,278	31,818,510	23,068,922	5,079,659		5,726,012
Cost of shares redeemed:
Investor class of shares	(39,458,578)	(15,801,714)	(100,988,848)	(100,415,863)	(3,409,628	)(2)	(20,734,050)
Advisor class of shares	—	—	(12,103)	—	(1,835,239)		—
Institutional class of shares	(39,920,311)	(23,104,463)	(117,937,793)	(83,204,381)	(11,813,369)		(27,372,832)
Advisor class transfers from termination of Investor class	—	—	—	—	(41,847,934)		—

Net cost of shares redeemed	(79,378,889)	(38,906,177)	(218,938,744)	(183,620,244)	(58,906,170)		(48,106,882)

Net change resulting from fund share transactions in dollars	$116,966,927	$62,721,404	$181,965,513	$110,839,472	$3,172,942		$(22,061,390)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	7,988,013	4,190,850	16,475,479	9,862,490	512,898	(2)	807,229
Advisor class of shares	—	1,933	25,699	2,115	406,925		2,377
Institutional class of shares	6,805,605	3,285,896	14,894,239	13,431,019	617,472		1,130,466
Advisor class transfers from termination of Investor class	—	—	—	—	4,249,540		—

Net sale of shares	14,793,618	7,478,679	31,395,417	23,295,624	5,786,835		1,940,072
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	312,288	152,789	1,535,138	1,192,359	219,824	(2)	310,363
Advisor class of shares	64	15	527	16	82,464		32
Institutional class of shares	173,659	299,008	1,176,276	787,425	218,115		237,312

Net shares issued	486,011	451,812	2,711,941	1,979,800	520,403		547,707
Shares redeemed:
Investor class of shares	(3,095,232)	(1,251,448)	(8,602,275)	(8,675,580)	(341,231	)(2)	(1,983,873)
Advisor class of shares	—	—	(1,053)	—	(190,085)		—
Institutional class of shares	(3,132,389)	(1,824,554)	(10,104,876)	(7,165,043)	(1,202,200)		(2,614,008)
Advisor class transfers from termination of Investor class	—	—	—	—	(4,249,540)		—

Net shares redeemed	(6,227,621)	(3,076,002)	(18,708,204)	(15,840,623)	(5,983,056)		(4,597,881)

Net change resulting from fund share transactions in shares	9,052,008	4,854,489	15,399,154	9,434,801	324,182		(2,110,102)

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

BMO Funds

Multi-Asset Income Fund		Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

$7,502 (2)	$521,100	$503,002,591	$331,672,561	$326,883,986	$249,403,510	$3,522,719,193	$3,756,360,212
—	25,000	—	—	—	—	—	—
31,019,539	46,354,689	2,263,896,142	1,539,820,530	1,820,616,630	2,075,146,011	8,192,382,872	8,223,133,602

524,796	—	—	—	—	—	—	—

31,551,837	46,900,789	2,766,898,733	1,871,493,091	2,147,500,616	2,324,549,521	11,715,102,065	11,979,493,814

9,202 (2)	4,824	5,698	3,643	18,578	12,678	36,126	34,293
5,767	185	—	—	—	—	—	—
118,633	20,802	5,274	2,760	3,343	6,969	36,117	25,452

133,602	25,811	10,972	6,403	21,921	19,647	72,243	59,745

—	(7,328)	(506,682,034)	(359,664,123)	(316,026,171)	(239,853,465)	(3,582,990,393)	(3,822,539,600)
(396)	—	—	—	—	—	—	—
(23,179,184)	(1,271,437)	(2,224,520,366)	(1,543,587,045)	(1,759,514,774)	(2,318,037,840)	(7,584,594,383)	(8,845,055,905)

(524,796)	—	—	—	—	—	—	—

(23,704,376)	(1,278,765)	(2,731,202,400)	(1,903,251,168)	(2,075,540,945)	(2,557,891,305)	(11,167,584,776)	(12,667,595,505)

$7,981,063	$45,647,835	$35,707,305	$(31,751,674)	$71,981,592	$(233,322,137)	$547,589,532	$(688,041,946)

752 (2)	52,076	503,002,591	331,672,561	326,883,986	249,403,494	3,522,719,193	3,756,360,212
—	2,441	—	—	—	—	—	—
3,113,662	4,569,280	2,263,896,142	1,539,820,530	1,820,616,630	2,075,145,914	8,192,382,872	8,223,133,602

53,496	—	—	—	—	—	—	—

3,167,910	4,623,797	2,766,898,733	1,871,493,091	2,147,500,616	2,324,549,408	11,715,102,065	11,979,493,814

932 (2)	471	5,698	3,643	18,578	12,678	36,126	34,293
599	18	—	—	—	—	—	—
12,098	2,031	5,274	2,760	3,343	6,969	36,117	25,452

13,629	2,520	10,972	6,403	21,921	19,647	72,243	59,745

—	(735)	(506,682,034)	(359,664,123)	(316,026,171)	(239,853,465)	(3,582,990,393)	(3,822,539,600)
(40)	—	—	—	—	—	—	—
(2,385,181)	(124,682)	(2,224,520,366)	(1,543,587,045)	(1,759,514,774)	(2,318,037,840)	(7,584,594,383)	(8,845,055,905)

(53,496)	—	—	—	—	—	—	—

(2,438,717)	(125,417)	(2,731,202,400)	(1,903,251,168)	(2,075,540,945)	(2,557,891,305)	(11,167,584,776)	(12,667,595,505)

742,822	4,500,900	35,707,305	(31,751,674)	71,981,592	(233,322,250)	547,589,532	(688,041,946)

Notes to Financial Statements (continued)

6.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Advisory Fees—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fee rates applicable from September 1, 2014 through May 31, 2015(1)				Fee rates applicable from June 1, 2015 through August 31, 2015(1)
	Fund’s ADNA				Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity Fund	0.50%	0.49%	0.45%	0.40%	0.50%	0.49%	0.45%	0.40%
Dividend Income Fund	0.50	0.49	0.45	0.40	0.50	0.49	0.45	0.40
Large-Cap Value Fund	0.75	0.74	0.70	0.65	0.70	0.65	0.60	0.55
Large-Cap Growth Fund	0.75	0.74	0.70	0.65	0.70	0.65	0.60	0.55
Mid-Cap Value Fund	0.69	0.67	0.57	0.51	0.69	0.67	0.57	0.51
Mid-Cap Growth Fund	0.69	0.67	0.57	0.51	0.69	0.67	0.57	0.51
Small-Cap Value Fund	0.69	0.68	0.62	0.61	0.69	0.68	0.62	0.61
Small-Cap Growth Fund	1.00	1.00	1.00	1.00	0.95	0.90	0.90	0.90
Global Low Volatility Equity Fund	0.65	0.64	0.60	0.55	0.65	0.64	0.60	0.55
Pyrford International Stock Fund	0.74	0.72	0.62	0.56	0.74	0.72	0.62	0.56
LGM Emerging Markets Equity Fund	0.90	0.89	0.85	0.80	0.90	0.89	0.85	0.80

	Fee rates applicable from September 1, 2014 through May 31, 2015(1)				Fee rates applicable from June 1, 2015 through August 31, 2015(1)
	Fund’s ADNA				Fund’s ADNA
	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
TCH Emerging Markets Bond Fund	0.60%	0.59%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Ultra Short Tax-Free Fund	0.20	0.19	0.10	0.10	0.20	0.19	0.17	0.10
Short Tax-Free Fund	0.25	0.24	0.15	0.15	0.20	0.19	0.17	0.15
Short-Term Income Fund	0.20	0.19	0.10	0.10	0.20	0.19	0.17	0.10
Intermediate Tax-Free Fund	0.30	0.29	0.20	0.15	0.25	0.16	0.12	0.10
Mortgage Income Fund	0.40	0.39	0.30	0.25	0.25	0.20	0.20	0.20
TCH Intermediate Income Fund	0.40	0.39	0.30	0.25	0.25	0.20	0.20	0.20
TCH Corporate Income Fund	0.25	0.24	0.15	0.10	0.20	0.19	0.15	0.10
TCH Core Plus Bond Fund	0.25	0.24	0.15	0.10	0.25	0.16	0.12	0.10
Monegy High Yield Bond Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50

	Fund’s ADNA				Fund’s ADNA
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion	Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Small-Cap Core Fund	0.650%	0.625%	0.600%	Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Pyrford Global Equity Fund	0.600	0.575	0.550	Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Alternative Strategies Fund(2)	1.700	1.675	1.650	Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090
Multi-Asset Income Fund	0.250	0.225	0.200

(1)	Effective June 1, 2015, the investment adviser fees and breakpoint tiers changed for some BMO Funds. Both prior and post effective date fees charged and breakpoint tiers are presented accordingly in the accompanying tables.
(2)	Fund inception date is December 16, 2014.

The Pyrford Global Equity Fund and Pyrford International Stock Fund’s sub-adviser is Pyrford International Ltd., an affiliate of the Adviser. The LGM Emerging Markets Equity Fund’s sub-adviser is LGM Investments Limited, an affiliate of the Adviser. The TCH Emerging Markets Bond Fund, TCH Intermediate Income Fund, TCH Corporate Income Fund and TCH Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. One of the sub-advisers of the Alternative Strategies Fund is CTC myCFO, LLC, an affiliate of the Adviser. The Monegy High Yield Bond Fund’s sub-adviser is Monegy, Inc., an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

BMO Funds

Contractual Expense Limitation—The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to December 31, 2016, without the consent of the Directors, unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

	Annualized Contractual Expense Limitation
Fund	Investor Class		Advisor Class		Institutional Class		Retirement Class R-3	Retirement Class R-6
Low Volatility Equity Fund	0.90	%(1)	0.90%		0.65%
Dividend Income Fund	0.90	(2)	0.90		0.65
Large-Cap Value Fund	1.20	(3)	1.20	(3)	0.95	(4)
Large-Cap Growth Fund	1.20	(3)	1.20	(3)	0.95	(4)
Mid-Cap Value Fund	1.24		1.24		0.99		1.49%	0.84%
Mid-Cap Growth Fund	1.24		1.24		0.99		1.49	0.84
Small-Cap Value Fund	1.24	(2)	1.24		0.99		1.49	0.84
Small-Cap Core Fund	1.15	(2)	1.15		0.90
Small-Cap Growth Fund	1.44				1.19
Global Low Volatility Equity Fund	1.10	(2)	1.10		0.85
Pyrford Global Equity Fund	1.15	(2)	1.15		0.90
Pyrford International Stock Fund	1.24		1.24		0.99		1.49	0.84
LGM Emerging Markets Equity Fund	1.40	(2)	1.40		1.15
TCH Emerging Markets Bond Fund	1.00	(2)	1.00		0.85
Alternative Strategies Fund(5)			2.20		1.95
Ultra Short Tax-Free Fund	0.55		0.55		0.30
Short Tax-Free Fund	0.55		0.55		0.40
Short-Term Income Fund	0.60		0.60		0.35
Intermediate Tax-Free Fund	0.55		0.55		0.50
Mortgage Income Fund	0.80		0.80		0.55
TCH Intermediate Income Fund	0.80	(1)	0.80		0.55
TCH Corporate Income Fund	0.59		0.59		0.55
TCH Core Plus Bond Fund	0.59		0.59		0.55
Monegy High Yield Bond Fund	0.90	(2)	0.90		0.65
Multi-Asset Income Fund	0.80	(2)	0.80		0.55
Government Money Market Fund	0.45				0.20
Tax-Free Money Market Fund	0.45				0.20
Prime Money Market Fund	0.45				0.20

(1)	Effective through May 19, 2015 (termination of Investor class of shares).
(2)	Effective through April 21, 2015 (termination of Investor class of shares).
(3)	Effective June 1, 2015. Prior to June 1, 2015, the annual rate was 1.24%.
(4)	Effective June 1, 2015. Prior to June 1, 2015, the annual rate was 0.99%.
(5)	Fund inception date is December 16, 2014.

For the period ended August 31, 2015, the Adviser chose to voluntarily waive beyond its contractual expense limitations for the following Funds in the following amounts:

Fund	Additional Fees Waived
Government Money Market Fund	$741,905
Tax-Free Money Market Fund	240,353
Prime Money Market Fund	565,637

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, each Fund pays the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended August 31, 2015, the Adviser contractually waived $27,149, $213,337 and $139,388 in Shareholder Services Fees for the Short Tax-Free Fund, Intermediate Tax-Free Fund and TCH Corporate Income Fund, respectively. For the period ended April 21, 2015 (termination of Investor class of shares), the Adviser contractually waived $2,487 in Shareholder Services Fees for the TCH Emerging Markets Bond Fund. The Adviser also may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion. For the year ended August 31, 2015, the Adviser voluntarily waived $309,514, $344,968 and $3,153,847 in Shareholder Services Fees for the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund, respectively.

Notes to Financial Statements (continued)

Distribution Services Fees—Certain Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class and Retirement Class R-3 shares. The Plan provides that the Fund may incur distribution expenses of 0.25% and 0.50% of the average daily net assets of the Fund’s Advisor Class and Retirement Class R-3 shares, respectively. For the year ended August 31, 2015, the Adviser contractually waived $1,464, $59, $371 and $27 in Distribution Services Fees for the TCH Emerging Markets Bond Fund, Short Tax-Free Fund, Intermediate Tax-Free Fund and TCH Corporate Income Fund, respectively. The Adviser also may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion.

Administration Fees—The fee paid to the Adviser is based on each Fund’s average daily net assets with respect to Administration Fee Schedules A & B and the aggregate average daily net assets of all Funds representing Administration Fee Schedule C as listed below.

Administration Fee Schedule A(1)		Administration Fee Schedule B	Administration Fee Schedule C
Annual Rate	ADNA	Annual Rate	Annual Rate	ADNA
0.0925%	on the first $250 million	0.1500%(2)	0.0400%	on the first $2 billion
0.0850	on the next $250 million		0.0300	on the next $2 billion
0.0800	on the next $200 million		0.0250	on the next $2 billion
0.0400	on the next $100 million		0.0200	on the next $2 billion
0.0200	on the next $200 million		0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

Fund		Fund	Fund
Low Volatility Equity Fund		Mid-Cap Value Fund(4)	Government Money Market Fund
Dividend Income Fund		Mid-Cap Growth Fund(4)	Tax-Free Money Market Fund
Large-Cap Value Fund		Small-Cap Value Fund(4)	Prime Money Market Fund
Large-Cap Growth Fund		Small-Cap Core Fund
Small-Cap Growth Fund		Pyrford Global Equity Fund
Global Low Volatility Equity Fund		Pyrford International Stock Fund(4)
LGM Emerging Markets Equity Fund		Alternative Strategies Fund(3)
TCH Emerging Markets Bond Fund		Multi-Asset Income Fund
Ultra Short Tax-Free Fund
Short Tax-Free Fund
Short-Term Income Fund
Intermediate Tax-Free Fund
Mortgage Income Fund
TCH Intermediate Income Fund
TCH Corporate Income Fund
TCH Core Plus Bond Fund
Monegy High Yield Bond Fund

(1)	Effective June 1, 2015, Funds listed under Administration Fee Schedule A were changed to follow Administration Fee Schedule B.
(2)	Retirement Class R-6 does not pay an Administrative Fee.
(3)	Fund inception date is December 16, 2014.
(4)	For the period ended August 31, 2015, the Funds with class-specific Administration Fees were as follows:

Fund	Investor Class		Advisor Class	Institutional Class	Retirement Class R-3	Retirement Class R-6
Mid-Cap Value Fund	$284,077		$41	$195,947	$40	$—
Mid-Cap Growth Fund	189,354		42	190,071	39	—
Small-Cap Value Fund	65,074	(A)	42,011	20,738	38	—
Pyrford International Stock Fund	130,051		79	601,626	36	—

(A)	Refects operations for the period from September 1, 2014 to April 21, 2015 (termination of Investor class of shares)

Custodian Fees—BMO Harris is the Funds’ custodian, except for the International Funds, for which State Street Bank & Trust Company maintains custody. BMO Harris receives fees consisting of 0.005% on the first $10 billion average daily net assets, based on the collective net assets of the Corporation custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

BMO Funds

Securities Lending—The Funds pay a fee to BMO Harris for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these fees. The following amounts were paid for the period ended August 31, 2015:

Fund	Fees Paid
Low Volatility Equity Fund	$6,642
Dividend Income Fund	13,936
Large-Cap Value Fund	21,146
Large-Cap Growth Fund	22,448
Mid-Cap Value Fund	27,288
Mid-Cap Growth Fund	66,754
Small-Cap Value Fund	11,511
Small-Cap Core Fund	627

Fund	Fees Paid
Small-Cap Growth Fund	$446,747
Short-Term Income Fund	8,988
Mortgage Income Fund	723
TCH Intermediate Income Fund	14,655
TCH Corporate Income Fund	17,818
TCH Core Plus Bond Fund	57,362
Multi-Asset Income Fund	21,795

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Funds owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the year with entities that are affiliates as of August 31, 2015 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of year-end.

Security/Fund Description	Value Beginning of Period	Purchases	Sales Proceeds	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Cash Sweep Investments in BMO Government Money Market Fund, Class I, 0.030%
Mortgage Income Fund	$5,780,283	$51,630,723	$55,886,589	$1,524,417	$342	$—

Cash Sweep Investments in BMO Tax-Free Money Market Fund, Class I, 0.040%
Ultra Short Tax-Free Fund	12,646,866	456,495,251	466,335,040	2,807,077	2,777	—
Short Tax-Free Fund	949,266	80,395,840	78,398,171	2,946,935	791	—
Intermediate Tax-Free Fund	15,311,546	458,602,302	454,595,534	19,318,314	4,294	—

Cash Sweep Investments in BMO Prime Money Market Fund, Class I, 0.050%
Low Volatility Equity Fund	848,192	26,308,741	20,911,000	6,245,933	228	—
Dividend Income Fund	2,260,802	24,141,808	23,601,674	2,800,936	441	—
Large-Cap Value Fund	4,567,614	62,304,309	60,911,977	5,959,946	965	—
Large-Cap Growth Fund	2,829,759	115,696,288	114,026,892	4,499,155	983	—
Mid-Cap Value Fund	11,427,237	94,764,268	94,970,087	11,221,418	1,684	—
Mid-Cap Growth Fund	3,959,857	81,566,154	80,886,472	4,639,539	842	—
Small-Cap Value Fund	1,787,767	51,087,826	47,308,780	5,566,813	523	—
Small-Cap Core Fund	70,868	981,668	1,005,057	47,479	14	—
Small-Cap Growth Fund	19,470,988	264,642,045	261,381,852	22,731,181	2,821	—
Short-Term Income Fund	2,146,826	241,028,635	236,530,695	6,644,766	1,356	—
TCH Intermediate Income Fund	4,217,503	122,918,336	122,799,516	4,336,323	1,323	—
TCH Corporate Income Fund	5,075,402	195,700,106	194,689,938	6,085,570	2,202	—
TCH Core Plus Bond Fund	25,586,741	457,849,464	463,795,315	19,640,890	4,261	—
Monegy High Yield Bond Fund	369,393	27,320,517	24,020,029	3,669,881	311	—
Multi-Asset Income	674,071	30,616,294	31,106,931	183,434	212	—

Investments in Other Affiliates
Fund/Security Description
Small-Cap Growth Fund
UCP, Inc., Class A(1)	5,329,500	—	1,126,048	2,451,390	—	(632,192)
Short Tax-Free Fund
Ultra Short Tax-Free Fund	—	1,651,868	800,020	851,005	2,580	24
Intermediate Tax-Free Fund
Ultra Short Tax-Free Fund	—	5,024,252	—	5,019,275	26,358	149
Multi-Asset Income Fund
Short-Term Income Fund	913,630	343,075	259,850	988,713	16,934	(1,890)
Monegy High Yield Bond Fund	1,147,979	556,623	323,952	1,237,305	80,107	7,134

Totals	2,061,609	899,698	583,802	2,226,018	97,041	5,244

(1)	No longer affiliated as of August 31, 2015.

Notes to Financial Statements (continued)

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds cannot participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. No interfund borrowing or lending balances existed as of August 31, 2015.

Funds utilizing the Interfund lending program, borrowing solely from the BMO Prime Money Market Fund during the year ended August 31, 2015, were as follows:

Fund	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
Ultra Short Tax-Free Fund	$6,873	0.693%
Short Tax-Free Fund	1,697	0.695
Intermediate Tax-Free Fund	13,948	0.694
Mortgage Income Fund	2,289	0.695
TCH Intermediate Income Fund	729	0.693

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors/Trustees of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

7.	Line of Credit

Through January 15, 2015, the Corporation, on behalf of the respective Funds, participated in a $50 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and included a commitment fee of 0.12% per annum on the daily unused portion. Effective January 16, 2015, the LOC was renewed at $25 million, with a commitment fee of 0.15% per annum on the daily unused portion and an administrative fee of 0.025% per annum on the entire LOC. No borrowings were outstanding under the LOC at August 31, 2015. The Funds did not utilize the LOC during the year ended August 31, 2015.

BMO Funds

8.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the year ended August 31, 2015 were as follows:

	Other than U.S Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Low Volatility Equity Fund	$42,339,386	$31,123,502	$—	$—
Dividend Income Fund	64,985,496	56,646,159	—	—
Large-Cap Value Fund	195,384,519	190,618,562	—	—
Large-Cap Growth Fund	246,949,091	258,440,462	—	—
Mid-Cap Value Fund	84,151,430	119,648,979	—	—
Mid-Cap Growth Fund	129,791,000	185,145,240	—	—
Small-Cap Value Fund	57,726,538	43,433,624	—	—
Small-Cap Core Fund	3,247,334	2,476,249	—	—
Small-Cap Growth Fund	422,652,822	551,939,881	—	—
Global Low Volatility Equity Fund	1,566,529	1,297,419	—	—
Pyrford Global Equity Fund	257,667	138,317	—	—
Pyrford International Stock Fund	486,165,042	41,041,924	—	—
LGM Emerging Markets Equity Fund	40,862,209	41,730,263	—	—
TCH Emerging Markets Bond Fund	5,120,489	4,560,543	—	—
Alternative Strategies Fund(1)	50,360,546	27,295,042	—	—
Ultra Short Tax-Free Fund	617,366,330	530,172,949	—	—
Short Tax-Free Fund	99,254,794	72,728,029	—	—
Short-Term Income Fund	110,254,583	71,781,575	88,084,230	24,310,278
Intermediate Tax-Free Fund	893,632,034	489,005,219	—	—
Mortgage Income Fund	4,348,583	3,445,244	48,859,862	57,224,155
TCH Intermediate Income Fund	43,134,425	80,921,735	41,974,543	38,864,838
TCH Corporate Income Fund	197,071,166	90,821,374	21,694,087	14,277,268
TCH Core Plus Bond Fund	330,304,356	212,948,994	212,493,343	129,840,165
Monegy High Yield Bond Fund	35,091,089	33,578,563	—	—
Multi-Asset Income Fund	24,845,147	17,241,436	—	—

(1)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.

9.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization, and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

The Funds complied with the FASB interpretation Accounting for Uncertainty in Income Taxes, which provides guidance for how uncertain tax provisions should be recognized, measured, presented, and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2015. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, derivatives, foreign currency, and the discount accretion/premium amortization of debt securities.

Notes to Financial Statements (continued)

	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Low Volatility Equity Fund	$104,310,082		$7,810,050	$(3,222,009)	$4,588,041
Dividend Income Fund	167,180,154		16,376,279	(5,984,208)	10,392,071
Large-Cap Value Fund	348,356,288		39,025,925	(12,683,780)	26,342,145
Large-Cap Growth Fund	309,332,677		46,592,080	(4,758,205)	41,833,875
Mid-Cap Value Fund	367,207,468		70,496,800	(11,368,105)	59,128,695
Mid-Cap Growth Fund	257,838,674		60,414,121	(11,273,999)	49,140,122
Small-Cap Value Fund	131,569,196		11,746,614	(7,772,229)	3,974,385
Small-Cap Core Fund	5,520,997		403,775	(373,378)	30,397
Small-Cap Growth Fund	916,147,704		125,952,963	(81,339,664)	44,613,299
Global Low Volatility Fund	5,269,470		385,984	(263,514)	122,470
Pyrford Global Equity Fund	1,543,296		58,049	(156,042)	(97,993)
Pyrford International Stock Fund	805,802,423		36,903,359	(80,083,568)	(43,180,209)
LGM Emerging Markets Equity Fund	163,235,336		18,838,026	(24,052,004)	(5,213,978)
TCH Emerging Markets Bond Fund	9,191,873		65,608	(471,356)	(405,748)
Alternative Strategies Fund	36,008,282		990,657	(1,364,068)	(373,411)
Ultra Short Tax-Free Fund	763,678,899		1,382,412	(999,148)	383,264
Short Tax-Free Fund	129,616,347		1,001,535	(309,608)	691,927
Short-Term Income Fund	370,287,592		846,849	(1,472,381)	(625,522)
Intermediate Tax-Free Fund	1,754,750,649		49,619,309	(4,866,948)	44,752,361
Mortgage Income Fund	115,047,450		2,540,476	(392,598)	2,147,878
TCH Intermediate Income Fund	126,228,727		622,838	(1,937,144)	(1,314,306)
TCH Corporate Income Fund	339,439,995		4,464,961	(10,084,254)	(5,619,293)
TCH Core Plus Bond Fund	1,214,459,388		15,936,047	(26,781,923)	(10,845,876)
Monegy High Yield Bond Fund	76,542,651		1,138,727	(2,781,455)	(1,642,728)
Multi-Asset Income Fund	70,724,067		177,492	(3,923,047)	(3,745,555)
Government Money Market Fund	568,761,601	*	—	—	—
Tax-Free Money Market Fund	661,980,235	*	—	—	—
Prime Money Market Fund	3,873,236,680	*	—	—	—

*	at amortized cost

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2015 and 2014 was as follows:

	2015			2014
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Low Volatility Equity Fund	$3,608,561	$—	$1,280,980	$1,054,029	$—	$12,142
Dividend Income Fund	3,621,411	—	7,100,830	3,240,966	—	2,772,596
Large-Cap Value Fund	5,149,082	—	20,618,243	4,017,673	—	12,022,953
Large-Cap Growth Fund	12,930,101	—	21,930,792	9,634,030	—	8,762,754
Mid-Cap Value Fund	7,822,943	—	31,037,272	9,101,983	—	34,599,806
Mid-Cap Growth Fund	820,032	—	34,240,425	12,732,841	—	18,985,770
Small-Cap Value Fund	599,661	—	4,059,349	3,255,130	—	2,539,680
Small-Cap Core Fund	—	—	—	—	—	—
Small-Cap Growth Fund	32,110,510	—	96,656,948	54,758,306	—	42,844,352
Global Low Volatility Equity Fund	53,185	—	—	—	—	—
Pyrford Global Equity Fund	33,464	—	—	—	—	—
Pyrford International Stock Fund	2,655,059	—	—	12,984,772	—	666,055
LGM Emerging Markets Equity Fund	2,422,730	—	—	2,213,603	—	—
TCH Emerging Markets Bond Fund	574,934	—	—	79,800	—	—
Alternative Strategies Fund	—	—	—	—	—	—
Ultra Short Tax-Free Fund	736	4,498,991	23,343	436	5,614,701	169,545
Short Tax-Free Fund	27,354	1,642,272	8,101	93	1,025,728	—
Short-Term Income Fund	3,300,401	—	—	3,273,149	—	—
Intermediate Tax-Free Fund	195,902	37,974,429	—	86,987	32,886,448	—
Mortgage Income Fund	3,603,797	—	—	4,176,352	—	—
TCH Intermediate Income Fund	2,916,603	—	—	2,721,639	—	—
TCH Corporate Income Fund	7,982,948	—	920,229	5,115,960	—	—
TCH Core Plus Bond	30,079,660	—	4,351,530	23,835,203	—	—
Monegy High Yield Bond Fund	4,170,116	—	1,566,305	5,891,477	—	830,552
Multi-Asset Income Fund	1,717,697	—	10,963	380,946	—	—
Government Money Market Fund	63,363	—	—	58,206	—	—
Tax-Free Money Market Fund	57,184	62,197	—	33,997	174,896	4,302
Prime Money Market Fund	449,144	—	—	400,645	—	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

BMO Funds

As of August 31, 2015, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency, Dividend Payable, and Other Components	Unrealized Appreciation (Depreciation) on Securities
Low Volatility Equity Fund	$412,061	$—	$2,230,802	$—	$—	$4,588,041
Dividend Income Fund	359,485	—	6,850,723	(65,513)	—	10,392,071
Large-Cap Value Fund	5,937,708	—	24,169,961	—	—	26,342,145
Large-Cap Growth Fund	6,025,451	—	24,560,519	—	—	41,833,875
Mid-Cap Value Fund	663,123	—	23,092,521	(471,481)	—	59,128,695
Mid-Cap Growth Fund	—	—	29,191,034	(8,355,734)	—	49,140,122
Small-Cap Value Fund	—	—	1,934,974	(76,849)	—	3,974,385
Small-Cap Core Fund	4,642	—	49,665	—	—	30,397
Small-Cap Growth Fund	—	—	40,457,251	(2,242,444)	(1)	44,613,299
Global Low Volatility Equity Fund	80,426	—	831	(22,464)	(118)	122,470
Pyrford Global Equity Fund	28,609	—	1,826	—	(67)	(97,993)
Pyrford International Stock Fund	13,159,615	—	—	(687,291)	(60,818)	(43,180,209)
LGM Emerging Markets Equity Fund	1,456,258	—	—	(3,851,955)	(4,788)	(5,213,978)
TCH Emerging Markets Bond Fund	274,092	—	49,962	—	(139)	(405,748)
Alternative Strategies Fund	1,031,826	—	—	—	686,351	(373,411)
Ultra Short Tax-Free Fund	—	189,177	565,559	—	(200,415)	383,264
Short Tax-Free Fund	185,879	108,788	141,819	—	(99,903)	691,927
Short-Term Income Fund	131,591	—	—	(1,669,014)	(119,312)	(625,522)
Intermediate Tax-Free Fund	—	650,730	2,808,572	—	(601,991)	44,752,361
Mortgage Income Fund	30,696	—	—	(5,083,903)	(45,624)	2,812,035
TCH Intermediate Income Fund	61,528	—	—	(22,029,896)	(71,555)	(1,314,306)
TCH Corporate Income Fund	300,525	—	989,894	(81,757)	(303,223)	(5,619,293)
TCH Core Plus Bond Fund	216,051	—	311,730	(16,209)	(229,156)	(10,845,876)
Monegy High Yield Bond Fund	17,969	—	—	(1,862,153)	(27,356)	(1,642,728)
Multi-Asset Income Fund	—	—	—	(793.513)	1	(3,745,555)
Government Money Market Fund	7,138	—	—	—	(7,138)	—
Tax-Free Money Market Fund	—	19,247	3,187	—	(22,381)	—
Prime Money Market Fund	60,275	—	—	—	(84,238)	—

At August 31, 2015, certain Funds had capital loss carryforwards, which may reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

				Not Subject to Expiration
Fund	2016	2018	2019	ST	LT	Total
Pyrford International Stock Fund	$—	$—	$—	$687,291	$—	$687,291
LGM Emerging Markets Equity Fund	—	—	—	1,200,915	1,476,955	2,677,870
Short-Term Income Fund	216,882	—	—	608,137	680,831	1,505,850
Mortgage Income Fund	—	—	—	1,568,358	3,376,459	4,944,817
TCH Intermediate Income Fund	—	20,798,157	952,005	—	—	21,750,162
Monegy High Yield Bond Fund	—	—	—	123,197	29,872	153,069

Under The Registered Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Modernization Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Modernization Act.

During the fiscal year ended August 31, 2015, the Ultra Short Tax-Free, Intermediate Tax-Free and TCH Intermediate Income Funds, respectively, utilized $127,129, $2,496,222 and $611,248 of capital loss carryforwards.

The Short-Term Income and TCH Intermediate Income Funds, had losses expiring during the fiscal year ended August 31, 2015, in the amount of $983,288 and $3,502,554, respectively.

Notes to Financial Statements (continued)

As of August 31, 2015, the following Funds had post-October losses, which are deferred until fiscal year 2015 for tax purposes, of:

Fund	Post-October Losses
Dividend Income Fund	$65,513
Mid-Cap Value Fund	471,481
Mid-Cap Growth Fund	7,653,329
Global Low Volatility Equity Fund	22,464
LGM Emerging Markets Equity Fund	1,174,085
Short-Term Income Fund	163,164
Mortgage Income Fund	139,806
TCH Intermediate Income Fund	279,734
TCH Core Plus Bond Fund	16,209
Monegy High Yield Bond Fund	1,709,084
Multi-Asset Income Fund	793,513

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

As of August 31, 2015, the following Funds had qualified late-year ordinary losses, which are deferred until fiscal year 2016 for tax purposes, of:

Fund	Post-October Losses
Mid-Cap Growth Fund	$702,405
Small-Cap Value Fund	76,849
Small-Cap Growth Fund	2,242,444

Net late-year losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

10.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2015, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

Low Volatility Equity Fund	87.44%
Dividend Income Fund	100.00
Large-Cap Value Fund	64.08
Large-Cap Growth Fund	34.03
Mid-Cap Value Fund	100.00
Mid-Cap Growth Fund	100.00
Small-Cap Value Fund	51.55

Small-Cap Core Fund	100.00%
Small-Cap Growth Fund	2.27
Global Low Volatility Equity Fund	9.71
Pyrford Global Equity Fund	7.39
LGM Emerging Markets Equity Fund	4.98
Alternative Strategies Fund	12.75
Multi-Asset Income Fund	21.04

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2015, the percentages that are designated as qualified dividend income were as follows:

Low Volatility Equity Fund	99.49%
Dividend Income Fund	100.00
Large-Cap Value Fund	69.36
Large-Cap Growth Fund	35.91
Mid-Cap Value Fund	100.00
Mid-Cap Growth Fund	100.00
Small-Cap Value Fund	54.09
Small-Cap Core Fund	100.00

Small-Cap Growth Fund	2.15%
Global Low Volatility Equity Fund	55.07
Pyrford Global Equity Fund	42.60
Pyrford International Stock Fund	56.33
LGM Emerging Markets Equity Fund	100.00
Alternative Strategies Fund	15.31
Multi-Asset Income Fund	14.96

For Federal tax purposes, for the year ended August 31, 2015, the following Funds designate long-term capital gains, or the amounts determined to be necessary, of:

Low Volatility Equity Fund	$1,280,980
Dividend Income Fund	7,100,830
Large-Cap Value Fund	20,618,243
Large-Cap Growth Fund	21,930,792
Mid-Cap Value Fund	31,037,272
Mid-Cap Growth Fund	34,240,425

Small-Cap Value Fund	$4,059,349
Small-Cap Growth Fund	96,656,948
TCH Corporate Income Fund	920,229
TCH Core Plus Bond Fund	4,351,530
Monegy High Yield Bond Fund	1,566,305
Multi-Asset Income Fund	10,963

BMO Funds

For Federal tax purposes, for the year ended August 31, 2015, the following Funds designate qualified short-term capital gains, or the amounts determined to be necessary, of:

Low Volatility Equity Fund	$2,586,784
Dividend Income Fund	593,733
Large-Cap Value Fund	3,248,130
Large-Cap Growth Fund	12,567,203
Mid-Cap Value Fund	7,243,997
Mid-Cap Growth Fund	820,032
Small-Cap Value Fund	599,661
Small-Cap Growth Fund	32,110,510

Global Low Volatility Fund	$18,537
Pyrford Global Equity Fund	7,513
Pyrford Emerging Markets Bond Fund	228,066
TCH Core Plus Bond Fund	524,909
Monegy High Yield Bond Fund	193,070
Multi-Asset Income Fund	7,637
Government Money Market Fund	1,022
Tax-Free Money Market Fund	57,154

For Federal tax purposes, for the year ended August 31, 2015, the following Funds designate qualified tax-exempt dividends, or the amounts determined to be necessary, of:

Ultra Short Tax-Free Fund	$4,498,991
Short Tax-Free Fund	1,642,272
Intermediate Tax-Free Fund	37,974,429
Tax-Free Money Market Fund	62,197

For the year ended August 31, 2015, Pursuant to Section 853 of the Code, the following Funds designate income derived from foreign sources and foreign taxes paid, or the amounts determined to be necessary, of:

Fund	Income Derived from Foreign Sources	Foreign Taxes Paid
Global Low Volatility Equity Fund	$78,907	$6,768
Pyrford Global Equity Fund	21,453	1,327
Pyrford International Stock Fund	12,952,593	695,282
LGM Emerging Markets Equity Fund	3,883,797	322,078

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2015, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Global Low Volatility Equity Fund	$0.2088	$0.0179
Pyrford Global Equity Fund	0.1728	0.0107
Pyrford International Stock Fund	0.2102	0.0113
LGM Emerging Markets Equity Fund	0.3165	0.0262

11.	Recently Issued Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

12.	Subsequent Events

The BMO Disciplined International Equity Fund and BMO Global Long/Short Equity Fund commenced operations with the inception date of September 17, 2015.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO Low Volatility Equity Fund, BMO Dividend Income Fund, BMO Large-Cap Value Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Core Fund, BMO Small-Cap Growth Fund, BMO Global Low Volatility Equity Fund, BMO Pyrford Global Equity Fund, BMO Pyrford International Stock Fund, BMO LGM Emerging Markets Equity Fund, BMO TCH Emerging Markets Bond Fund, BMO Alternative Strategies Fund, BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Intermediate Tax-Free Fund, BMO Mortgage Income Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, BMO Multi-Asset Income Fund, BMO Government Money Market Fund, BMO Tax-Free Money Market Fund, and BMO Prime Money Market Fund (each a series of BMO Funds, Inc., collectively referred to as the Funds) as of August 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin

October 26, 2015

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds as of August 31, 2015. The address of each director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 44 separate portfolios or funds in the BMO Funds complex, of which 43 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 73	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	44	None
Ridge A. Braunschweig Age: 62	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	44	None
Benjamin M. Cutler Age: 70	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	44	None
John A. Lubs Age: 67	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	44	None
James Mitchell Age: 68	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	44	None
Barbara J. Pope Age: 67	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	44	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected.
Retirement for a director occurs no later than August 31 following his or her 75th birthday.

Directors and Officers of the Funds (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 58	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	44	None
Christopher B. Begy** Age: 61	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	44	None

* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected.
Retirement for a director occurs no later than August 31 following his or her 75th birthday.

** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, and the
Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 42	Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
John D. Boritzke Age: 59	Vice President	Elected by the Board annually; since October 2001	Managing Director of the Adviser, since 2012; Vice President of BMO Harris Bank N.A., since 2008; Senior Vice President of the Adviser, 2008 to 2012.
Stephen R. Oliver Age: 64	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; Chief Compliance Officer, since July 2008; and Anti-Money Laundering Officer, since January 2009	Vice President of BMO Harris Bank N.A., since March 2006; Vice President of BMO Investment Distributors, LLC, 2007 to 2014.
Michele L. Racadio Age: 40	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the following agreements, all for an additional year ending August 31, 2016: (1) the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”); (2) an investment subadvisory agreement with each of the following subadvisers that are affiliates of the Adviser: (i) Taplin, Canida & Habacht, LLC on behalf of BMO TCH Emerging Markets Bond Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund and BMO TCH Core Plus Bond Fund; (ii) LGM Investments Limited on behalf of BMO LGM Emerging Markets Equity Fund; (iii) Monegy, Inc. on behalf of BMO Monegy High Yield Bond Fund; (iv) Pyrford International Ltd. on behalf of BMO Pyrford Global Equity Fund and BMO Pyrford International Stock Fund; and (v) CTC myCFO, LLC (“CTC”) on behalf of BMO Alternative Strategies Fund; and (3) an investment subadvisory agreement on behalf of BMO Alternative Strategies Fund with each of the following subadvisers that are not affiliated with the Adviser: (i) Capstone Investment Advisors, LLC; (ii) Cramer Rosenthal McGlynn, LLC; (iii) Graham Capital Management L.P.; (iv) Iridian Asset Management LLC; (v) Pine River Capital Management, L.P.; and (vi) Sound Point Capital Management, L.P. The subadvisers listed above are referred to herein each as a “Subadviser” and collectively as the “Subadvisers.” The subadvisory agreements listed above are referred to herein each as a “Subadvisory Agreement” and collectively as the “Subadvisory Agreements.”

At Board meetings held on July 8, 2015 (“July Meeting”) and August 11-12, 2015 (“August Meeting”), the Board met with management of the Adviser regarding the annual approval of the continuation of the Funds’ Advisory and Subadvisory Agreements. In connection with its consideration of the Advisory and Subadvisory Agreements, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings, as applicable, and the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreement and Subadvisory Agreements in response to requests of the Independent Directors and their independent legal counsel. Information furnished in connection with Board or Committee meetings throughout the year included, among other things, presentations given by the portfolio managers of the Funds on each Fund’s investment strategies, risks and performance, comparative performance of each Fund against its benchmark indices; reports regarding each Fund’s asset levels including sales and redemption activities; and various reports on the monitoring of the Funds’ compliance with the securities laws, regulations, policies and procedures. In preparation for the Board’s annual consideration of the approval of the Advisory and Subadvisory Agreements, the Directors requested and received a wide variety of information and reports concerning the Adviser, its affiliates and the Subadvisers, including information on: (1) the nature, extent and quality of services provided to each Fund by the Adviser (and its affiliates) and the Subadvisers, as applicable; (2) the investment performance of each Fund and of a group of comparable funds; (3) the level of the advisory and subadvisory fees charged to each Fund and to: (a) other clients of the Adviser and the Subadvisers; and (b) a group of comparable funds; (4) the expense ratios of each Fund and of a group of comparable funds; (5) profitability information of the Adviser and its affiliates, and, to the extent made available, certain profitability information of the Subadvisers; and (6) the Adviser’s and each Subadviser’s compliance program. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Adviser (and its affiliates) and each Subadviser as a result of their relationships with the Funds. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at various meetings.

In evaluating the Advisory and Subadvisory Agreements, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds. The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement and the Subadvisory Agreements.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of each Fund to approve the continuation of each Advisory and Subadvisory Agreement, as applicable. Although the Advisory Agreement and Subadvisory Agreements for all of the Funds were considered at the same Board meeting, the Directors considered each Fund separately. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser and each Subadviser to the Funds, the Board reviewed information describing the financial strength, experience, resources and key personnel of the Adviser and each Subadviser, including the personnel who provide investment management services to the Funds. With respect to the Adviser, the Board considered the administrative services that are provided to each Fund, as well as other services performed by the Adviser, including the selection and monitoring of the Subadvisers, as applicable; monitoring of the execution of portfolio transactions; monitoring adherence to the Funds’ investment restrictions; monitoring the Funds’ compliance with their compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds and the differentiation of the advisory services provided by the management team versus the portfolio management services provided by the Subadvisers, as applicable. With respect to each Subadviser, the

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts (continued)

Board noted each Subadviser’s experience in managing the strategies of its respective Fund and each Subadviser’s compliance program as it relates to the Fund. The Board considered the other services provided by the Subadvisers under the Subadvisory Agreements, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures. With respect to CTC, the Board noted CTC’s experience in the alternative strategies space, its Subadviser selection process and its responsibility for assisting the Adviser in the selection of the Subadvisers and related asset allocation.

Based upon this review, the Board concluded that the nature, quality, and extent of the services to be provided to the Fund by the Adviser and each Subadviser are expected to be satisfactory.

Review of Fund Performance

The Board reviewed the investment performance of each of the Funds. While consideration was given to performance reports provided in connection with, and discussions held at, regular Board meetings throughout the year, particular attention was given to the performance reports provided specifically in connection with the July and August Meetings. In particular, the Directors noted the performance of each Fund relative to its Lipper Inc. (“Lipper”) peer universe. The Directors also considered updated performance information for each Fund relative to its benchmark and, if applicable, its Morningstar, Inc. (“Morningstar”) ratings.

With respect to each Fund’s performance as compared to its Lipper peer universe (“peer group”), the Board reviewed each Fund’s performance percentile rankings over the year-to-date and one-, three-, five- and ten-year trailing periods (if applicable) through June 30, 2015, as provided by the Adviser. The Board considered the performance of the Funds that have investment performance histories of less than three years and noted that each such Fund ranked in one of the top two quartiles for performance as compared to their peer groups in either the one-year or year-to-date periods, except for the BMO Pyrford Global Equity Fund and the BMO Multi Asset Income Fund. With respect to each of these Funds, the Board took into consideration that each Fund has a very limited performance history of less than two full years. With respect to the BMO Pyrford Global Equity Fund, the Board also noted the Adviser’s explanation that the Fund’s country allocation and stock selection has been somewhat defensive due to the Adviser’s gloomy outlook for Europe, which has impacted the Fund’s performance against its peers. With respect to the BMO Multi Asset Income Fund, the Board also considered that the Fund’s performance has improved by outperforming its benchmark indices for the quarter ended June 30, 2015.

With respect to the Funds with performance histories of three years or more, the Board considered that each Fund’s performance history over the year-to-date and one-, three- and five-year (if available) periods was in one of the top two quartiles for performance as compared to its Lipper peer group in at least two of the periods reviewed, except for the BMO Mid-Cap Growth Fund, the BMO Small-Cap Value Fund and the BMO Pyrford International Stock Fund.

With respect to the BMO Mid-Cap Growth Fund’s performance, the Board considered the Adviser’s explanation that the Fund has a lower average market cap than its peer group, which affected its relative performance. The Board also considered that the Fund was ranked with three stars by Morningstar and compared reasonably well to its benchmark index when taking into account the fees and expenses of the Fund.

With respect to the BMO Small-Cap Value Fund’s performance, the Board considered that the Fund’s three-year returns were in the top quartile of its peers; it is ranked four stars by Morningstar; and it outperformed its benchmark index for the three-year period ending June 30, 2015. In addition, the Board considered the Adviser’s explanation that the fundamental investment process executed for the Fund remains disciplined and true-to-style, regardless of poorer short-term relative returns.

With respect to the BMO Pyrford International Equity Fund the Board noted the Adviser’s explanation that the Fund’s country allocation and stock selection has been somewhat defensive due to the Adviser’s gloomy outlook for Europe, which has impacted the Fund’s performance against its peers. The Board also considered that the Fund was ranked with three stars by Morningstar.

The Board determined that it was generally satisfied with each Fund’s performance and would continue to monitor each Fund’s performance results.

Costs of Services Provided and Profits Realized by the Adviser and Subadvisers

The Board considered the fees payable by each Fund under the Advisory Agreement and each Subadvisory Agreement. The Board first reviewed the management fees charged to comparable accounts managed by the Adviser and the Subadvisers of each Fund, if any, taking into consideration differences in style, size and services provided to such other accounts. The Board noted that, in some cases, the fees for certain accounts or average fees for certain investment strategies were lower than the fees charged to certain Funds with similar investment strategies. The Board considered the Adviser’s explanation that registered investment companies generally require additional advisory and administrative services than other clients due to the enhanced regulatory structure and legal requirements with which investment companies must comply. With respect to the Subadvisers, the Board also considered the affiliation of each Subadviser (if any) with the Adviser.

The Board next reviewed information provided by the Adviser comparing each Fund’s contractual advisory fee to the median fee of its Morningstar peer category (“Morningstar peers”) and to the median and average of its Strategic Insight’s Simfund peer category (“Simfund peers”). In addition, the Board reviewed information provided by the Adviser comparing each Fund’s net expense ratio to the median net expense ratio of the comparable Morningstar peer group and Lipper Inc. peer group (“Lipper peers”). With respect to the Subadvisers, the Board considered the proposed fees payable under the Subadvisory Agreements, noting that the fees would be paid by the Adviser (not the Fund).

BMO Funds

The Board noted that all of the Funds’ contractual advisory fees were lower than or equal to the median of their Morningstar or Simfund peers except: BMO Large Cap Value Fund, BMO Large Cap Growth Fund, BMO Small Cap Growth Fund and BMO Alternative Strategies Fund. The Board considered that, with respect to the BMO Large Cap Value Fund, BMO Large Cap Growth Fund and BMO Small Cap Growth Fund, each Fund’s net expense ratio compared favorably (within five basis points) of the average of its Lipper peers. The Board considered that the Adviser has agreed to contractual expense limitations for the Funds (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations. The Board also viewed favorably the Adviser’s money fund fee waivers to avoid a negative yield in the low rate environment.

With respect to the BMO Alternative Strategies Fund, the Board noted that the contractual investment advisory fees and the net expense ratio were higher than the medians of its Morningstar, Lipper and Simfund peer groups. The Board considered the Adviser’s explanation that the peer categories within which the Fund is placed include funds that are single-strategy funds. The Board then considered additional data provided by the Adviser comparing the Fund’s advisory fee and net expense ratio with a group of multiple strategy funds within the Simfund peer group and noted that the Fund’s contractual advisory fee and net expense ratio were lower than the median of that smaller peer group.

The Board considered the methodology used by the Adviser and each Subadviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates and each Subadviser, and particularly focused on the financial strength of the ultimate parent company of the Adviser, and the parent company’s commitment, financial and otherwise, to the global asset management business and the Funds.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to each Fund and the Corporation as a whole. The materials provided in this regard showed, and the Directors acknowledged, that the Adviser experienced positive net margins with respect to certain Funds and did not experience positive net margins with respect to other Funds. The Board also reviewed and considered profitability information it received from each Subadviser, if provided, in connection with the services provided to each Fund.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s fee structure, asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Subadvisers

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees and securities lending revenue. In addition, the Board considered information relating to any soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients. The Board noted that, other than the services provided by the Adviser and Subadvisers pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by each Fund, the Adviser and Subadvisers may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

The Board concluded that, taking into account all of the information reviewed, each Fund’s advisory and subadvisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each applicable Fund.

Approval of Amendments to the Fee Schedule of the Advisory Agreement

At a meeting held on May 5 and 6, 2015 (the “Meeting”), the Board of Directors (the “Board”) of BMO Funds Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered an amendment to the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of the portfolios of the Corporation (each a “Fund” and collectively the “Funds”) to reflect an amended fee schedule for certain Funds. The contractual fee schedule for each affected Fund was being amended to reflect to reduced advisory fees in connection with a change to the Funds’ administration fees to a flat fee schedule. In approving the amended fee schedule, the Board took into consideration that the contractual fee to be paid to the Adviser by each Fund under the amended fee schedule would be not be less advantageous to the Fund and its shareholders. In addition, the Board considered that the Adviser represented that the nature and quality of services the Adviser provides to each Fund would not be affected by the change in fee schedule.

NOTES

NOTES

NOTES

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2015 BMO Financial Corp. (9/15)

BMO Funds	August 31, 2015

Annual report

Target Retirement Funds

Target Risk Funds

Commentaries
Target Retirement Funds Commentary	2
BMO Target Retirement 2010 Fund	3	BMO Target Retirement 2035 Fund	5
BMO Target Retirement 2015 Fund	3	BMO Target Retirement 2040 Fund	6
BMO Target Retirement 2020 Fund	4	BMO Target Retirement 2045 Fund	6
BMO Target Retirement 2025 Fund	4	BMO Target Retirement 2050 Fund	7
BMO Target Retirement 2030 Fund	5	BMO Target Retirement 2055 Fund	7
Target Risk Funds Commentary	8
BMO Conservative Allocation Fund	9
BMO Moderate Allocation Fund	9	BMO Growth Allocation Fund	10
BMO Balanced Allocation Fund	10	BMO Aggressive Allocation Fund	11

Financial Information

Expense Example			12

Schedules of Investments:
BMO Target Retirement 2010 Fund	15
BMO Target Retirement 2015 Fund	15	BMO Target Retirement 2050 Fund	19
BMO Target Retirement 2020 Fund	16	BMO Target Retirement 2055 Fund	20
BMO Target Retirement 2025 Fund	16	BMO Conservative Allocation Fund	20
BMO Target Retirement 2030 Fund	17	BMO Moderate Allocation Fund	21
BMO Target Retirement 2035 Fund	18	BMO Balanced Allocation Fund	22
BMO Target Retirement 2040 Fund	18	BMO Growth Allocation Fund	22
BMO Target Retirement 2045 Fund	19	BMO Aggressive Allocation Fund	23

Notes to Schedules of Investments			23
Statements of Assets and Liabilities			24
Statements of Operations			27
Statements of Changes in Net Assets			30
Financial Highlights			35
Notes to Financial Statements			39

Report of Independent Registered Public Accounting Firm			57

Directors and Officers of the Funds			58

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts			60

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO Target Retirement Funds

Fund Managers; Investment Experience

Jon Adams, CFA; since 2002

Sandy Lincoln; since 1972

Alan W. Schwartz, CFA; since 1981

Lowell Yura, CFA, ASA; since 1990

The markets proved challenging this past year on fears of slowing global growth and diverging central bank policies, with the Federal Reserve looking to normalize their easy monetary policy while most foreign central banks are embarking on more accommodative monetary policies. The S&P 500 Stock Index was virtually flat with a 0.50% total return, while the Russell Midcap® and Russell 2000® Indices were practically unchanged over the past 12 months. Foreign markets took the brunt of the slowing growth fears as the developed market Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) lost 7.47%, while the Morgan Stanley Capital International Emerging Markets Index reached bear market territory with a decline of 22.95%. The bond market continued to surprise most rate forecasters as the yield on the 10-year U.S. Treasury declined from 2.30% to 2.20% during the period while corporate spreads widened, resulting in a modest return of 1.55% for the Barclays U.S. Aggregate Bond Index.

The BMO Target Retirement Funds generally performed in-line with their respective peers and benchmarks with returns ranging from -1.94% for the BMO Target Retirement 2010 Fund to -3.46% for the BMO Target Retirement 2040 Fund for the fiscal year ended August 31, 2015. On the fixed income side, our core bond funds trailed the Barclays U.S. Aggregate Bond Index due to an underweight to U.S. Treasuries and an overweight to credit. All of the non-core bond funds also trailed, with BMO Monegy High Yield Bond Fund (-2.46%) and TCW Emerging Markets Income Fund (-7.50%) the biggest detractors. In large-cap equities, 3 of 6 active managers outpaced the Vanguard Institutional Index (+0.50%), led by Harbor Capital Appreciation Fund (+7.00%) and T. Rowe Price Growth Fund (+8.50%). BMO Dividend Income Fund (-3.38%) and Vanguard Equity Income Fund (-2.40%) were the biggest detractors. Vanguard Mid-Cap Index Fund (+2.20%) led the way in the mid and small-cap arena while BMO Mid-Cap Value Fund (-3.29%) and BMO Mid-Cap Growth Fund (-2.61%) were the biggest detractors. On the international front, only MFS International Value Fund (+1.10%) and DFA International Small Company Fund (-6.40%) outpaced the MSCI EAFE Index while Dodge & Cox International Fund (-14.10%) was the biggest laggard. In emerging markets, our two funds held up considerably better than the -22.95% for the index, led by BMO LGM Emerging Markets Equity Fund (-13.88%). Alternatives didn’t provide much relief either over the past year as the Vanguard REIT Index was flat, while the modest allocation to the Credit Suisse Commodity Fund returned -28.30%, led by a collapse in oil.

This current bull market may appear long in the tooth and the recent correction and heightened volatility has many wondering if they should exit the markets and sit on the sidelines. Our decades of experience along with numerous studies show that market timing can be detrimental to your returns. The best way to combat volatility is to stay with a disciplined, broadly diversified portfolio that allows you to reap the compounding benefits of the longer term returns that the markets deliver. When we look beyond the daily “noise” and short-term fixation of the markets, we see a U.S. recovery at mid-cycle and the Euro area recovery in the early stages. Valuations also appear more attractive in the developed markets overseas, which led us to increase those equity allocations over the past year. The emerging markets slowdown has added to the volatility, but it should not derail the global expansion that is underway. On the bond side, we are complementing our core managers with a mix of high yield, emerging markets, floating rate, and unconstrained managers to weather the likely rise in interest rates that lies ahead as the economy gains momentum and the Federal Reserve unwinds their easy money policy.

2

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2010 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(1.94)	4.81	BTRYX	09658L125	8/30/2013	1.61	0.86
Institutional Class (I)	(1.73)	5.06	BTRIX	09658L158	8/30/2013	1.36	0.61
Retirement Class (R-3)	(2.24)	4.52	BTRRX	09658L141	8/30/2013	1.86	1.11
Retirement Class (R-6)	(1.54)	5.24	BTRTX	09658L133	8/30/2013	1.21	0.46
Standard & Poor’s Target Date 2010 Index	(0.52)	4.52
Lipper Mixed-Asset Target 2010 Funds Index	(1.94)	4.31

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				18.4
			Mid-Cap Funds				4.2
			Small-Cap Funds				1.7
			International Funds				11.9
			Fixed Income Funds				60.6
			Alternative Funds				1.6
			Other Assets & Liabilities, Net				1.6
			Total				100.0

BMO Target Retirement 2015 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(2.27)	2.93	BRTAX	09658V750	12/27/2013	74.10	0.89
Institutional Class (I)	(2.10)	3.21	BRTBX	09658V743	12/27/2013	73.85	0.64
Retirement Class (R-3)	(2.50)	2.67	BRTCX	09658V735	12/27/2013	74.35	1.14
Retirement Class (R-6)	(1.92)	3.38	BRTDX	09658V727	12/27/2013	73.70	0.49
Standard & Poor's Target Date 2015 Index	(1.18)	2.51
Lipper Mixed-Asset Target 2015 Funds Index	(1.62)	2.25

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				24.3
			Mid-Cap Funds				6.9
			Small-Cap Funds				2.8
			International Funds				16.7
			Fixed Income Funds				45.8
			Alternative Funds				1.8
			Other Assets & Liabilities, Net				1.7
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

3

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(2.58)	6.04	BTRDX	09658V404	8/30/2013	1.22	0.92
Institutional Class (I)	(2.33)	6.31	BTREX	09658V107	8/30/2013	0.97	0.67
Retirement Class (R-3)	(2.88)	5.79	BTRFX	09658V206	8/30/2013	1.47	1.17
Retirement Class (R-6)	(2.28)	6.46	BTRGX	09658V305	8/30/2013	0.82	0.52
Standard & Poor’s Target Date 2020 Index	(1.60)	6.31
Lipper Mixed-Asset Target 2020 Funds Index	(2.14)	5.56

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				28.6
			Mid-Cap Funds				8.5
			Small-Cap Funds				3.7
			International Funds				20.1
			Fixed Income Funds				35.8
			Alternative Funds				2.3
			Other Assets & Liabilities, Net				1.0
			Total				100.0

BMO Target Retirement 2025 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	(2.89)	2.77	BRTEX	09658V719	12/27/2013	25.20	0.93
Institutional Class (I)	(2.59)	3.07	BRTFX	09658V693	12/27/2013	24.95	0.68
Retirement Class (R-3)	(3.06)	2.55	BRTGX	09658V685	12/27/2013	25.45	1.18
Retirement Class (R-6)	(2.45)	3.21	BRTHX	09658V677	12/27/2013	24.80	0.53
Standard & Poor’s Target Date 2025 Index	(1.97)	2.65
Lipper Mixed-Asset Target 2025 Funds Index	(2.21)	2.43

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				31.9
			Mid-Cap Funds				9.8
			Small-Cap Funds				4.8
			International Funds				22.7
			Fixed Income Funds				26.6
			Alternative Funds				2.5
			Other Assets & Liabilities, Net				1.7
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

4

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(3.07)	7.06	BTRHX	09658V800	8/30/2013	1.29	1.00
Institutional Class (I)	(2.85)	7.32	BTRJX	09658V503	8/30/2013	1.04	0.75
Retirement Class (R-3)	(3.39)	6.76	BTRKX	09658V602	8/30/2013	1.54	1.25
Retirement Class (R-6)	(2.70)	7.47	BTRLX	09658V701	8/30/2013	0.89	0.60
Standard & Poor’s Target Date 2030 Index	(2.31)	6.97
Lipper Mixed-Asset Target 2030 Funds Index	(3.04)	6.55

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				35.3
			Mid-Cap Funds				10.9
			Small-Cap Funds				5.2
			International Funds				25.3
			Fixed Income Funds				19.1
			Alternative Funds				3.0
			Other Assets & Liabilities, Net				1.2
			Total				100.0

BMO Target Retirement 2035 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	(3.43)	2.03	BRTIX	09658V669	12/27/2013	24.25	0.99
Institutional Class (I)	(3.14)	2.27	BRTJX	09658V651	12/27/2013	24.00	0.74
Retirement Class (R-3)	(3.65)	1.72	BRTKX	09658V644	12/27/2013	24.50	1.24
Retirement Class (R-6)	(2.99)	2.42	BRTLX	09658V636	12/27/2013	23.85	0.59
Standard & Poor's Target Date 2035 Index	(2.63)	2.58
Lipper Mixed-Asset Target 2035 Funds Index	(2.85)	2.36

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				38.9
			Mid-Cap Funds				11.9
			Small-Cap Funds				5.7
			International Funds				27.6
			Fixed Income Funds				11.3
			Alternative Funds				3.2
			Other Assets & Liabilities, Net				1.4
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

5

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(3.46)	7.55	BTRMX	09658V859	8/30/2013	1.40	1.00
Institutional Class (I)	(3.23)	7.81	BTRNX	09658V883	8/30/2013	1.15	0.75
Retirement Class (R-3)	(3.57)	7.31	BTRPX	09658V875	8/30/2013	1.65	1.25
Retirement Class (R-6)	(2.98)	8.01	BTRQX	09658V867	8/30/2013	1.00	0.60
Standard & Poor’s Target Date 2040 Index	(2.91)	7.54
Lipper Mixed-Asset Target 2040 Funds Index	(3.68)	6.87

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				41.5
			Mid-Cap Funds				12.6
			Small-Cap Funds				6.0
			International Funds				29.8
			Fixed Income Funds				5.8
			Alternative Funds				3.3
			Other Assets & Liabilities, Net				1.0
			Total				100.0

BMO Target Retirement 2045 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	(3.27)	2.87	BRTMX	09658V453	12/27/2013	34.00	0.99
Institutional Class (I)	(3.05)	3.12	BRTOX	09658V628	12/27/2013	33.75	0.74
Retirement Class (R-3)	(3.53)	2.59	BRTPX	09658V610	12/27/2013	34.25	1.24
Retirement Class (R-6)	(2.91)	3.27	BRTQX	09658V594	12/27/2013	33.60	0.59
Standard & Poor’s Target Date 2045 Index	(3.15)	2.46
Lipper Mixed-Asset Target 2045 Funds Index	(3.12)	2.32

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				41.5
			Mid-Cap Funds				12.7
			Small-Cap Funds				6.0
			International Funds				29.5
			Fixed Income Funds				4.8
			Alternative Funds				3.4
			Other Assets & Liabilities, Net				2.1
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

6

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(3.37)	7.54	BTRUX	09658V818	8/30/2013	1.72	1.00
Institutional Class (I)	(3.07)	7.84	BTRVX	09658V842	8/30/2013	1.47	0.75
Retirement Class (R-3)	(3.57)	7.30	BTRWX	09658V834	8/30/2013	1.97	1.25
Retirement Class (R-6)	(2.99)	8.00	BTRZX	09658V826	8/30/2013	1.32	0.60
Russell 3000® Index	(2.61)	11.88
Lipper Mixed-Asset Target 2050+ Funds Index	(3.66)	6.42

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				41.4
			Mid-Cap Funds				12.6
			Small-Cap Funds				6.0
			International Funds				29.5
			Fixed Income Funds				5.4
			Alternative Funds				3.3
			Other Assets & Liabilities, Net				1.8
			Total				100.0

BMO Target Retirement 2055 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	(3.33)	2.88	BRTRX	09658V586	12/27/2013	50.69	1.00
Institutional Class (I)	(3.05)	3.18	BRTSX	09658V578	12/27/2013	50.44	0.75
Retirement Class (R-3)	(3.55)	2.69	BRTTX	09658V560	12/27/2013	50.94	1.25
Retirement Class (R-6)	(2.96)	3.35	BRTUX	09658V552	12/27/2013	50.29	0.60
Russell 3000® Index	(2.61)	5.86
Lipper Mixed-Asset Target 2055+ Funds Index	(3.39)	2.23

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				41.2
			Mid-Cap Funds				12.6
			Small-Cap Funds				6.0
			International Funds				29.2
			Fixed Income Funds				4.4
			Alternative Funds				3.3
			Other Assets & Liabilities, Net				3.3
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

7

Annual Report — Commentary	BMO Target Risk Funds

Fund Managers; Investment Experience

Jon Adams, CFA; since 2002

Sandy Lincoln; since 1972

Alan W. Schwartz, CFA; since 1981

Lowell Yura, CFA, ASA; since 1990

The markets proved challenging this past year on fears of slowing global growth and diverging central bank policies, with the Federal Reserve looking to normalize their easy monetary policy while most foreign central banks are embarking on more accommodative monetary policies. The S&P 500 Stock Index was virtually flat with a 0.50% total return, while the Russell Midcap® and Russell 2000® Indices were practically unchanged over the past 12 months. Foreign markets took the brunt of the slowing growth fears as the developed market Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) lost 7.47%, while the Morgan Stanley Capital International Emerging Markets Index reached bear market territory with a decline of 22.95%. The bond market continued to surprise most rate forecasters as the yield on the 10-year U.S. Treasury declined from 2.30% to 2.20% during the period while corporate spreads widened, resulting in a modest return of 1.55% for the Barclays U.S. Aggregate Bond Index.

The BMO Target Risk Funds generally performed in-line with their respective Lipper peers with returns ranging from -1.37% for the BMO Conservative Allocation Fund to -2.95% for the BMO Growth Allocation Fund for the fiscal year ended August 31, 2015. On the fixed income side, our core bond funds trailed the Barclays U.S. Aggregate Bond Index due to an underweight to U.S. Treasuries and an overweight to credit. All of the non-core bond funds also trailed, with BMO Monegy High Yield Bond Fund (-2.46%) and PIMCO Unconstrained Bond Fund (-1.10%) the biggest detractors. In large-cap equities, 4 of 7 active managers outpaced the Vanguard Institutional Index (+0.50%), led by T. Rowe Price Growth Fund (+8.50%) and Harbor Capital Appreciation Fund (+7.00%), while Dodge & Cox Stock Fund (-3.70%) and BMO Dividend Income Fund (-3.38%) were the biggest detractors. Vanguard Mid-Cap Index Fund (+2.20%) led the way in the mid and small-cap arena while BMO Mid-Cap Value Fund (-3.29%) and BMO Mid-Cap Growth Fund (-2.61%) were the biggest detractors. On the international front, only MFS International Value Fund (+1.10%) outpaced the MSCI EAFE Index while Dodge & Cox International Fund (-14.10%) was the biggest laggard. In emerging markets, BMO LGM Emerging Markets Equity Fund (-13.88%) held up better than the -22.95% for the index due to a significant underweight to China. Alternatives didn’t provide much relief either over the past year as the Vanguard REIT Index was flat, while the modest allocation to the Credit Suisse Commodity Fund returned -28.30%, led by a collapse in oil.

This current bull market may appear long in the tooth and the recent correction and heightened volatility has many wondering if they should exit the markets and sit on the sidelines. Our decades of experience along with numerous studies show that market timing can be detrimental to your returns. The best way to combat volatility is to stay with a disciplined, broadly diversified portfolio that allows you to reap the compounding benefits of the longer term returns that the markets deliver. When we look beyond the daily “noise” and short-term fixation of the markets, we see a U.S. recovery at mid-cycle and the Euro area recovery in the early stages. Valuations also appear more attractive in the developed markets overseas, which led us to increase those equity allocations over the past year. The emerging markets slowdown has added to the volatility, but it should not derail the global expansion that is underway. On the bond side, we are complementing our core managers with a mix of high yield, floating rate, and unconstrained managers to weather the likely rise in interest rates that lies ahead as the economy gains momentum and the Federal Reserve unwinds their easy money policy.

8

Annual Report — Commentary	BMO Target Risk Funds

BMO Conservative Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(1.37)	0.01	BDVYX	09658L299	5/30/2014	1.10	0.83
Institutional Class (I)	(1.22)	0.21	BDVIX	09658L331	5/30/2014	0.85	0.58
Retirement Class (R-3)	(1.72)	(0.28)	BDVRX	09658L323	5/30/2014	1.35	1.08
Retirement Class (R-6)	(0.94)	0.44	BDVSX	09658L315	5/30/2014	0.70	0.43
Barclays U.S. Aggregate Bond Index	1.54	1.97
Lipper Mixed-Asset Target Allocation Conservative Funds Index	(2.31)	(0.70)

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				9.9
			Mid-Cap Funds				2.6
			Small-Cap Funds				1.8
			International Funds				6.6
			Fixed Income Funds				70.0
			Alternative Funds				7.9
			Other Assets & Liabilities, Net				1.2
			Total				100.0

BMO Moderate Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	(1.89)	0.06	BMBYX	09658L166	5/30/2014	1.14	0.84
Institutional Class (I)	(1.75)	0.25	BMBHX	09658L190	5/30/2014	0.89	0.59
Retirement Class (R-3)	(2.23)	(0.22)	BMBQX	09658L182	5/30/2014	1.39	1.09
Retirement Class (R-6)	(1.56)	0.41	BMBTX	09658L174	5/30/2014	0.74	0.44
Barclays U.S. Aggregate Bond Index	1.54	1.97
Lipper Mixed-Asset Target Allocation Conservative Funds Index	(2.31)	(0.70)

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				19.9
			Mid-Cap Funds				5.2
			Small-Cap Funds				3.5
			International Funds				13.1
			Fixed Income Funds				50.0
			Alternative Funds				7.0
			Other Assets & Liabilities, Net				1.3
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

9

Annual Report — Commentary	BMO Target Risk Funds

BMO Balanced Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(2.41)	0.10	BGRYX	09658L216	5/30/2014	1.04	0.90
Institutional Class (I)	(2.17)	0.30	BGRHX	09658L240	5/30/2014	0.79	0.65
Retirement Class (R-3)	(2.64)	(0.17)	BGRRX	09658L232	5/30/2014	1.29	1.15
Retirement Class (R-6)	(2.08)	0.45	BGRQX	09658L224	5/30/2014	0.64	0.50
Standard & Poor’s 500 Index	0.48	4.13
Lipper Mixed-Asset Target Allocation Moderate Funds Index	(2.36)	(0.13)

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				29.7
			Mid-Cap Funds				7.9
			Small-Cap Funds				5.4
			International Funds				19.7
			Fixed Income Funds				28.7
			Alternative Funds				7.2
			Other Assets & Liabilities, Net				1.4
			Total				100.0

BMO Growth Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(2.95)	0.05	BABYX	09658L380	5/30/2014	1.21	0.91
Institutional Class (I)	(2.72)	0.32	BABHX	09658L422	5/30/2014	0.96	0.66
Retirement Class (R-3)	(3.10)	(0.16)	BABRX	09658L414	5/30/2014	1.46	1.16
Retirement Class (R-6)	(2.52)	0.48	BABQX	09658L398	5/30/2014	0.81	0.51
Standard & Poor’s 500 Index	0.48	4.13
Lipper Mixed-Asset Target Allocation Moderate Funds Index	(2.36)	(0.13)

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				39.8
			Mid-Cap Funds				10.6
			Small-Cap Funds				7.2
			International Funds				26.2
			Fixed Income Funds				8.3
			Alternative Funds				6.7
			Other Assets & Liabilities, Net				1.2
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s 500 Index is an unmanaged index of large-cap common stocks.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

10

Annual Report — Commentary	BMO Target Risk Funds

BMO Aggressive Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	(2.79)	0.57	BDSYX	09658L257	5/30/2014	1.22	0.97
Institutional Class (I)	(2.55)	0.84	BDSHX	09658L281	5/30/2014	0.97	0.72
Retirement Class (R-3)	(2.94)	0.36	BDSRX	09658L273	5/30/2014	1.47	1.22
Retirement Class (R-6)	(2.37)	1.00	BDSQX	09658L265	5/30/2014	0.82	0.57
Standard & Poor’s 500 Index	0.48	4.13
Lipper Mixed-Asset Target Allocation Growth Funds Index	(1.63)	0.91

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				46.9
			Mid-Cap Funds				12.5
			Small-Cap Funds				8.5
			International Funds				31.1
			Other Assets & Liabilities, Net				1.0
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2015.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2014, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2016 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s 500 Index is an unmanaged index of large-cap common stocks.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

11

Expense Example (Unaudited)

For the Six Months Ended August 31, 2015

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2015 (3/1/15-8/31/15).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Institutional
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
2010 Fund
Actual	$1,000.00	$966.20	0.33%	$1.64	$1,000.00	$967.30	0.08%	$0.40
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41
2015 Fund
Actual	1,000.00	959.60	0.33	1.62	1,000.00	960.60	0.08	0.40
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41
2020 Fund
Actual	1,000.00	953.60	0.33	1.63	1,000.00	954.60	0.08	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41
2025 Fund
Actual	1,000.00	949.90	0.33	1.62	1,000.00	951.00	0.08	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41
2030 Fund
Actual	1,000.00	945.90	0.37	1.82	1,000.00	946.90	0.12	0.59
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.37	1.89	1,000.00	1,024.40	0.12	0.61
2035 Fund
Actual	1,000.00	942.50	0.37	1.81	1,000.00	944.40	0.12	0.59
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.37	1.89	1,000.00	1,024.40	0.12	0.61
2040 Fund
Actual	1,000.00	939.80	0.36	1.76	1,000.00	940.70	0.11	0.54
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.84	1,000.00	1,024.40	0.11	0.56
2045 Fund
Actual	1,000.00	940.80	0.36	1.76	1,000.00	941.80	0.11	0.54
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.84	1,000.00	1,024.40	0.11	0.56
2050 Fund
Actual	1,000.00	940.00	0.36	1.76	1,000.00	941.70	0.11	0.54
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.84	1,000.00	1,024.40	0.11	0.56

12

Expense Example (Unaudited) (continued)

	Investor				Institutional
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
2055 Fund
Actual	$1,000.00	$941.20	0.36%	$1.76	$1,000.00	$942.30	0.11%	$0.54
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.84	1,000.00	1,024.40	0.11	0.56
Conservative Allocation Fund
Actual	1,000.00	972.10	0.33	1.64	1,000.00	972.10	0.08	0.40
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41
Moderate Allocation Fund
Actual	1,000.00	961.70	0.30	1.48	1,000.00	962.60	0.05	0.25
Hypothetical (5% return before expenses)	1,000.00	1,023.50	0.30	1.53	1,000.00	1,024.70	0.05	0.26
Balanced Allocation Fund
Actual	1,000.00	952.30	0.33	1.63	1,000.00	953.30	0.08	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41
Growth Allocation Fund
Actual	1,000.00	942.40	0.30	1.47	1,000.00	943.40	0.05	0.25
Hypothetical (5% return before expenses)	1,000.00	1,023.50	0.30	1.53	1,000.00	1,024.70	0.05	0.26
Aggressive Allocation Fund
Actual	1,000.00	938.10	0.33	1.61	1,000.00	940.00	0.08	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.33	1.68	1,000.00	1,024.60	0.08	0.41

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2015 through August 31, 2015, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Retirement Class R-3				Retirement Class R-6
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
2010 Fund
Actual	$1,000.00	$964.40	0.58%	$2.88	$1,000.00	$968.20	0.00%	$0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00
2015 Fund
Actual	1,000.00	957.70	0.58	2.86	1,000.00	961.50	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00
2020 Fund
Actual	1,000.00	952.70	0.58	2.86	1,000.00	955.50	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00
2025 Fund
Actual	1,000.00	948.80	0.58	2.83	1,000.00	951.90	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00
2030 Fund
Actual	1,000.00	944.20	0.62	3.05	1,000.00	947.70	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.62	3.16	1,000.00	1,025.00	0.00	0.00
2035 Fund
Actual	1,000.00	940.50	0.62	3.02	1,000.00	944.50	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.62	3.16	1,000.00	1,025.00	0.00	0.00
2040 Fund
Actual	1,000.00	938.90	0.61	2.99	1,000.00	941.60	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.61	3.11	1,000.00	1,025.00	0.00	0.00
2045 Fund
Actual	1,000.00	938.70	0.61	2.97	1,000.00	941.90	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.61	3.11	1,000.00	1,025.00	0.00	0.00
2050 Fund
Actual	1,000.00	939.10	0.61	2.99	1,000.00	941.80	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.61	3.11	1,000.00	1,025.00	0.00	0.00
2055 Fund
Actual	1,000.00	940.20	0.61	2.97	1,000.00	943.20	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.61	3.11	1,000.00	1,025.00	0.00	0.00
Conservative Allocation Fund
Actual	1,000.00	970.10	0.58	2.89	1,000.00	974.10	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00
Moderate Allocation Fund
Actual	1,000.00	960.60	0.55	2.72	1,000.00	962.70	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.55	2.80	1,000.00	1,025.00	0.00	0.00
Balanced Allocation Fund
Actual	1,000.00	951.30	0.58	2.86	1,000.00	954.20	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00

13

Expense Example (Unaudited) (continued)

	Retirement Class R-3				Retirement Class R-6
Fund	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)	Beginning account value 3/1/15	Ending account value 8/31/15	Annualized Expense Ratio(1)	Expenses paid during period 3/1/15- 8/31/15(1)
Growth Allocation Fund
Actual	$1,000.00	$941.50	0.55%	$2.69	$1,000.00	$944.40	0.00%	$0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.55	2.80	1,000.00	1,025.00	0.00	0.00
Aggressive Allocation Fund
Actual	1,000.00	938.00	0.58	2.84	1,000.00	940.10	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.96	1,000.00	1,025.00	0.00	0.00

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2015 through August 31, 2015, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14

August 31, 2015

Schedules of Investments	BMO Funds

2010 Fund

Description	Shares	Value
Mutual Funds — 98.4%

Large-Cap Funds — 18.4%
BMO Dividend Income Fund (1)	42,181	$532,321
BMO Large-Cap Value Fund (1)	44,101	672,975
BMO Low Volatility Equity Fund (1)	43,561	559,319
Harbor Capital Appreciation Fund	8,274	510,107
T Rowe Price Growth Stock Fund	9,305	512,072
Vanguard Equity Income Fund	8,303	510,981
Vanguard Institutional Index Fund	6,054	1,094,736

Total Large-Cap Funds		4,392,511

Mid-Cap Funds — 4.2%
BMO Mid-Cap Growth Fund (1)	14,804	303,635
BMO Mid-Cap Value Fund (1)	23,435	351,756
Vanguard Mid-Cap Index Fund	10,467	350,137

Total Mid-Cap Funds		1,005,528

Small-Cap Funds — 1.7%
BMO Small-Cap Growth Fund (1)	8,826	164,171
Goldman Sachs Small Cap Value Fund	4,442	235,857

Total Small-Cap Funds		400,028

International Funds — 11.9%
BMO LGM Emerging Markets Equity Fund (1)	35,138	427,272
BMO LGM Frontier Markets Equity Fund (1)	13,215	112,594
BMO Pyrford International Stock Fund (1)	59,126	696,510
DFA International Small Company Portfolio	4,033	70,946
Dodge & Cox International Stock Fund	17,087	674,579
Harbor International Fund	10,380	664,216
MFS International Value Fund	5,240	186,686

Total International Funds		2,832,803

Fixed Income Funds — 60.6%
BMO Monegy High Yield Bond Fund (1)	39,039	367,353
BMO TCH Core Plus Bond Fund (1)	495,043	5,653,389
Federated Institutional High-Yield Bond Fund	48,331	466,395
Fidelity Advisor Floating Rate High Income Fund	92,986	883,364
Metropolitan West Total Return Bond Fund	295,679	3,196,285
PIMCO Unconstrained Bond Fund	145,287	1,583,633
TCW Emerging Markets Income Fund	77,505	594,078
Vanguard Short-Term Inflation-Protected Securities Index Fund	49,207	1,194,751
Vanguard Short-Term Investment Grade Fund	46,387	492,625

Total Fixed Income Funds		14,431,873

Alternative Funds — 1.6%
Credit Suisse Commodity Return Strategy Fund (2)	37,850	197,200
Vanguard REIT Index Fund	11,398	185,103

Total Alternative Funds		382,303

Total Mutual Funds (identified cost $20,619,302)		23,445,046

Description	Shares	Value
Short-Term Investments — 1.5%

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.050% (1)	366,785	$366,785

Total Short-Term Investments (identified cost $366,785)		366,785

Total Investments — 99.9% (identified cost $20,986,087)		23,811,831
Other Assets and Liabilities — 0.1%		27,234

Total Net Assets — 100.0%		$23,839,065

2015 Fund

Description	Shares	Value
Mutual Funds — 98.3%

Large-Cap Funds — 24.3%
BMO Dividend Income Fund (1)	9,421	$118,893
BMO Large-Cap Value Fund (1)	13,199	201,412
BMO Low Volatility Equity Fund (1)	11,677	149,930
Harbor Capital Appreciation Fund	2,756	169,877
T Rowe Price Growth Stock Fund	3,048	167,721
Vanguard Equity Income Fund	1,881	115,753
Vanguard Institutional Index Fund	1,883	340,487

Total Large-Cap Funds		1,264,073

Mid-Cap Funds — 6.9%
BMO Mid-Cap Growth Fund (1)	5,268	108,046
BMO Mid-Cap Value Fund (1)	8,300	124,576
Vanguard Mid-Cap Index Fund	3,714	124,222

Total Mid-Cap Funds		356,844

Small-Cap Funds — 2.8%
BMO Small-Cap Growth Fund (1)	3,648	67,851
Goldman Sachs Small Cap Value Fund	1,430	75,939

Total Small-Cap Funds		143,790

International Funds — 16.7%
BMO LGM Emerging Markets Equity Fund (1)	10,998	133,737
BMO LGM Frontier Markets Equity Fund (1)	3,388	28,865
BMO Pyrford International Stock Fund (1)	16,683	196,526
DFA International Small Company Portfolio	1,457	25,626
Dodge & Cox International Stock Fund	5,252	207,347
Harbor International Fund	3,151	201,616
MFS International Value Fund	2,013	71,736

Total International Funds		865,453

Fixed Income Funds — 45.8%
BMO Monegy High Yield Bond Fund (1)	6,285	59,146
BMO TCH Core Plus Bond Fund (1)	85,574	977,259
Federated Institutional High-Yield Bond Fund	7,818	75,448
Fidelity Advisor Floating Rate High Income Fund	14,773	140,348
Metropolitan West Total Return Bond Fund	52,795	570,718
PIMCO Unconstrained Bond Fund	23,801	259,432
TCW Emerging Markets Income Fund	13,827	105,985
Vanguard Short-Term Inflation-Protected Securities Index Fund	7,931	192,569

Total Fixed Income Funds		2,380,905

(See Notes which are an integral part of the Financial Statements)

15

August 31, 2015

Schedules of Investments

2015 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Alternative Funds — 1.8%
Credit Suisse Commodity Return Strategy Fund (2)	9,254	$48,214
Vanguard REIT Index Fund	2,726	44,265

Total Alternative Funds		92,479

Total Mutual Funds (identified cost $5,270,559)		5,103,544

Short-Term Investments — 1.5%

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.050% (1)	78,523	78,523

Total Short-Term Investments (identified cost $78,523)		78,523

Total Investments — 99.8% (identified cost $5,349,082)		5,182,067
Other Assets and Liabilities — 0.2%		12,684

Total Net Assets — 100.0%		$5,194,751

2020 Fund

Description	Shares	Value
Mutual Funds — 99.0%

Large-Cap Funds — 28.6%
BMO Dividend Income Fund (1)	169,589	$2,140,209
BMO Large-Cap Value Fund (1)	284,480	4,341,166
BMO Low Volatility Equity Fund (1)	249,536	3,204,039
Harbor Capital Appreciation Fund	60,688	3,741,431
T Rowe Price Growth Stock Fund	68,200	3,753,041
Vanguard Equity Income Fund	35,156	2,163,488
Vanguard Institutional Index Fund	43,068	7,788,328

Total Large-Cap Funds		27,131,702

Mid-Cap Funds — 8.5%
BMO Mid-Cap Growth Fund (1)	123,122	2,525,223
BMO Mid-Cap Value Fund (1)	182,216	2,735,058
Vanguard Mid-Cap Index Fund	84,528	2,827,453

Total Mid-Cap Funds		8,087,734

Small-Cap Funds — 3.7%
BMO Small-Cap Growth Fund (1)	91,457	1,701,108
Goldman Sachs Small Cap Value Fund	33,990	1,804,866

Total Small-Cap Funds		3,505,974

International Funds — 20.1%
BMO LGM Emerging Markets Equity Fund (1)	267,236	3,249,594
BMO LGM Frontier Markets Equity Fund (1)	75,804	645,853
BMO Pyrford International Stock Fund (1)	362,079	4,265,286
DFA International Small Company Portfolio	32,488	571,458
Dodge & Cox International Stock Fund	113,193	4,468,841
Harbor International Fund	69,251	4,431,342
MFS International Value Fund	39,995	1,425,006

Total International Funds		19,057,380

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds — 35.8%
BMO Monegy High Yield Bond Fund (1)	94,366	$887,984
BMO TCH Core Plus Bond Fund (1)	1,258,563	14,372,788
Federated Institutional High-Yield Bond Fund	110,290	1,064,299
Fidelity Advisor Floating Rate High Income Fund	225,956	2,146,584
Metropolitan West Total Return Bond Fund	673,713	7,282,834
PIMCO Unconstrained Bond Fund	351,277	3,828,917
TCW Emerging Markets Income Fund	202,734	1,553,952
Vanguard Short-Term Inflation-Protected Securities Index Fund	117,756	2,859,112

Total Fixed Income Funds		33,996,470

Alternative Funds — 2.3%
Credit Suisse Commodity Return Strategy Fund (2)	214,429	1,117,175
Vanguard REIT Index Fund	62,262	1,011,134

Total Alternative Funds		2,128,309

Total Mutual Funds (identified cost $77,725,157)		93,907,569

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Prime Money Market Fund, Class I, 0.050% (1)	965,999	965,999

Total Short-Term Investments (identified cost $965,999)		965,999

Total Investments — 100.0% (identified cost $78,691,156)		94,873,568
Other Assets and Liabilities — 0.0%		(16,479)

Total Net Assets — 100.0%		$94,857,089

2025 Fund

Description	Shares	Value
Mutual Funds — 98.3%

Large-Cap Funds — 31.9%
BMO Dividend Income Fund (1)	39,923	$503,822
BMO Large-Cap Value Fund (1)	97,012	1,480,397
BMO Low Volatility Equity Fund (1)	68,783	883,175
Harbor Capital Appreciation Fund	26,200	1,615,246
T Rowe Price Growth Stock Fund	29,390	1,617,327
Vanguard Equity Income Fund	8,182	503,508
Vanguard Institutional Index Fund	15,865	2,869,046

Total Large-Cap Funds		9,472,521

Mid-Cap Funds — 9.8%
BMO Mid-Cap Growth Fund (1)	44,586	914,450
BMO Mid-Cap Value Fund (1)	65,428	982,075
Vanguard Mid-Cap Index Fund	30,164	1,009,000

Total Mid-Cap Funds		2,905,525

Small-Cap Funds — 4.8%
BMO Small-Cap Growth Fund (1)	38,614	718,213
Goldman Sachs Small Cap Value Fund	13,535	718,689

Total Small-Cap Funds		1,436,902

(See Notes which are an integral part of the Financial Statements)

16

BMO Funds

2025 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

International Funds — 22.7%
BMO LGM Emerging Markets Equity Fund (1)	97,731	$1,188,403
BMO LGM Frontier Markets Equity Fund (1)	25,032	213,270
BMO Pyrford International Stock Fund (1)	125,851	1,482,521
DFA International Small Company Portfolio	13,385	235,444
Dodge & Cox International Stock Fund	40,649	1,604,818
Harbor International Fund	25,011	1,600,472
MFS International Value Fund	11,680	416,169

Total International Funds		6,741,097

Fixed Income Funds — 26.6%
BMO Monegy High Yield Bond Fund (1)	22,462	211,364
BMO TCH Core Plus Bond Fund (1)	289,662	3,307,937
Federated Institutional High-Yield Bond Fund	25,104	242,252
Fidelity Advisor Floating Rate High Income Fund	50,906	483,606
Metropolitan West Total Return Bond Fund	167,851	1,814,468
PIMCO Unconstrained Bond Fund	79,907	870,989
TCW Emerging Markets Income Fund	47,179	361,629
Vanguard Short-Term Inflation-Protected Securities Index Fund	25,817	626,837

Total Fixed Income Funds		7,919,082

Alternative Funds — 2.5%
Credit Suisse Commodity Return Strategy Fund (2)	71,242	371,170
Vanguard REIT Index Fund	23,321	378,730

Total Alternative Funds		749,900

Total Mutual Funds (identified cost $30,493,999)		29,225,027

Short-Term Investments — 1.5%

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.050% (1)	440,254	440,254

Total Short-Term Investments (identified cost $440,254)		440,254

Total Investments — 99.8% (identified cost $30,934,253)		29,665,281
Other Assets and Liabilities — 0.2%		51,599

Total Net Assets — 100.0%		$29,716,880

2030 Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 35.3%
BMO Dividend Income Fund (1)	146,422	$1,847,849
BMO Large-Cap Value Fund (1)	369,330	5,635,981
BMO Low Volatility Equity Fund (1)	263,739	3,386,413
Harbor Capital Appreciation Fund	94,911	5,851,293
T Rowe Price Growth Stock Fund	107,582	5,920,222
Vanguard Equity Income Fund	30,218	1,859,612
Vanguard Institutional Index Fund	58,200	10,524,811

Total Large-Cap Funds		35,026,181

Description	Shares	Value
Mutual Funds (continued)

Mid-Cap Funds — 10.9%
BMO Mid-Cap Growth Fund (1)	163,214	$3,347,520
BMO Mid-Cap Value Fund (1)	244,585	3,671,221
Vanguard Mid-Cap Index Fund	113,016	3,780,391

Total Mid-Cap Funds		10,799,132

Small-Cap Funds — 5.2%
BMO Small-Cap Growth Fund (1)	139,028	2,585,923
Goldman Sachs Small Cap Value Fund	48,331	2,566,362

Total Small-Cap Funds		5,152,285

International Funds — 25.3%
BMO LGM Emerging Markets Equity Fund (1)	357,483	4,346,997
BMO LGM Frontier Markets Equity Fund (1)	118,775	1,011,963
BMO Pyrford International Stock Fund (1)	451,335	5,316,729
DFA International Small Company Portfolio	49,916	878,028
Dodge & Cox International Stock Fund	151,448	5,979,175
Harbor International Fund	92,658	5,929,194
MFS International Value Fund	46,993	1,674,354

Total International Funds		25,136,440

Fixed Income Funds — 19.1%
BMO Monegy High Yield Bond Fund (1)	54,563	513,438
BMO TCH Core Plus Bond Fund (1)	711,602	8,126,493
Federated Institutional High-Yield Bond Fund	64,043	618,015
Fidelity Advisor Floating Rate High Income Fund	115,414	1,096,437
Metropolitan West Total Return Bond Fund	378,718	4,093,939
PIMCO Unconstrained Bond Fund	195,063	2,126,191
TCW Emerging Markets Income Fund	121,287	929,665
Vanguard Short-Term Inflation-Protected Securities Index Fund	61,631	1,496,410

Total Fixed Income Funds		19,000,588

Alternative Funds — 3.0%
Credit Suisse Commodity Return Strategy Fund (2)	292,270	1,522,727
Vanguard REIT Index Fund	91,227	1,481,526

Total Alternative Funds		3,004,253

Total Mutual Funds (identified cost $80,519,822)		98,118,879

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Prime Money Market Fund, Class I, 0.050% (1)	1,040,488	1,040,488

Total Short-Term Investments (identified cost $1,040,488)		1,040,488

Total Investments — 99.8% (identified cost $81,560,310)		99,159,367
Other Assets and Liabilities — 0.2%		153,944

Total Net Assets — 100.0%		$99,313,311

(See Notes which are an integral part of the Financial Statements)

17

August 31, 2015

Schedules of Investments

2035 Fund

Description	Shares	Value
Mutual Funds — 98.6%

Large-Cap Funds — 38.9%
BMO Dividend Income Fund (1)	48,198	$608,260
BMO Large-Cap Value Fund (1)	118,913	1,814,616
BMO Low Volatility Equity Fund (1)	83,178	1,068,005
Harbor Capital Appreciation Fund	31,080	1,916,097
T Rowe Price Growth Stock Fund	34,865	1,918,615
Vanguard Equity Income Fund	9,945	612,034
Vanguard Institutional Index Fund	19,019	3,439,470

Total Large-Cap Funds		11,377,097

Mid-Cap Funds — 11.9%
BMO Mid-Cap Growth Fund (1)	54,029	1,108,128
BMO Mid-Cap Value Fund (1)	77,853	1,168,573
Vanguard Mid-Cap Index Fund	36,484	1,220,406

Total Mid-Cap Funds		3,497,107

Small-Cap Funds — 5.7%
BMO Small-Cap Growth Fund (1)	44,532	828,294
Goldman Sachs Small Cap Value Fund	15,561	826,288

Total Small-Cap Funds		1,654,582

International Funds — 27.6%
BMO LGM Emerging Markets Equity Fund (1)	115,074	1,399,299
BMO LGM Frontier Markets Equity Fund (1)	31,298	266,658
BMO Pyrford International Stock Fund (1)	146,806	1,729,373
DFA International Small Company Portfolio	16,928	297,771
Dodge & Cox International Stock Fund	48,878	1,929,700
Harbor International Fund	30,220	1,933,763
MFS International Value Fund	14,909	531,199

Total International Funds		8,087,763

Fixed Income Funds — 11.3%
BMO Monegy High Yield Bond Fund (1)	9,769	91,929
BMO TCH Core Plus Bond Fund (1)	118,897	1,357,800
Federated Institutional High-Yield Bond Fund	9,555	92,210
Fidelity Advisor Floating Rate High Income Fund	19,492	185,176
Metropolitan West Total Return Bond Fund	76,273	824,516
PIMCO Unconstrained Bond Fund	33,714	367,483
TCW Emerging Markets Income Fund	20,108	154,128
Vanguard Short-Term Inflation-Protected Securities Index Fund	10,287	249,773

Total Fixed Income Funds		3,323,015

Alternative Funds — 3.2%
Credit Suisse Commodity Return Strategy Fund (2)	92,073	479,699
Vanguard REIT Index Fund	27,708	449,976

Total Alternative Funds		929,675

Total Mutual Funds (identified cost $29,992,721)		28,869,239

Description	Shares	Value
Short-Term Investments — 1.5%

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.050% (1)	443,036	$443,036

Total Short-Term Investments (identified cost $443,036)		443,036

Total Investments — 100.1% (identified cost $30,435,757)		29,312,275
Other Assets and Liabilities — (0.1)%		(28,759)

Total Net Assets — 100.0%		$29,283,516

2040 Fund

Description	Shares	Value
Mutual Funds — 99.0%

Large-Cap Funds — 41.5%
BMO Dividend Income Fund (1)	109,753	$1,385,086
BMO Large-Cap Value Fund (1)	282,060	4,304,237
BMO Low Volatility Equity Fund (1)	197,283	2,533,109
Harbor Capital Appreciation Fund	71,069	4,381,431
T Rowe Price Growth Stock Fund	79,888	4,396,218
Vanguard Equity Income Fund	22,528	1,386,343
Vanguard Institutional Index Fund	43,582	7,881,367

Total Large-Cap Funds		26,267,791

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (1)	124,522	2,553,941
BMO Mid-Cap Value Fund (1)	180,739	2,712,893
Vanguard Mid-Cap Index Fund	81,154	2,714,605

Total Mid-Cap Funds		7,981,439

Small-Cap Funds — 6.0%
BMO Small-Cap Growth Fund (1)	102,190	1,900,739
Goldman Sachs Small Cap Value Fund	35,952	1,909,030

Total Small-Cap Funds		3,809,769

International Funds — 29.8%
BMO LGM Emerging Markets Equity Fund (1)	266,284	3,238,017
BMO LGM Frontier Markets Equity Fund (1)	93,716	798,461
BMO Pyrford International Stock Fund (1)	327,858	3,862,162
DFA International Small Company Portfolio	43,923	772,598
Dodge & Cox International Stock Fund	112,527	4,442,572
Harbor International Fund	69,050	4,418,484
MFS International Value Fund	35,818	1,276,185

Total International Funds		18,808,479

Fixed Income Funds — 5.8%
BMO Monegy High Yield Bond Fund (1)	13,755	129,433
BMO TCH Core Plus Bond Fund (1)	133,602	1,525,740
Federated Institutional High-Yield Bond Fund	13,501	130,283
Fidelity Advisor Floating Rate High Income Fund	27,396	260,260
Metropolitan West Total Return Bond Fund	68,991	745,792
PIMCO Unconstrained Bond Fund	35,714	389,283
TCW Emerging Markets Income Fund	25,653	196,626
Vanguard Short-Term Inflation-Protected Securities Index Fund	11,092	269,304

Total Fixed Income Funds		3,646,721

(See Notes which are an integral part of the Financial Statements)

18

BMO Funds

2040 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (2)	193,052	$1,005,800
Vanguard REIT Index Fund	65,744	1,067,685

Total Alternative Funds		2,073,485

Total Mutual Funds (identified cost $49,285,209)		62,587,684

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Prime Money Market Fund, Class I, 0.050% (1)	669,469	669,469

Total Short-Term Investments (identified cost $669,469)		669,469

Total Investments — 100.0% (identified cost $49,954,678)		63,257,153
Other Assets and Liabilities — 0.0%		(19,902)

Total Net Assets — 100.0%		$63,237,251

2045 Fund

Description	Shares	Value
Mutual Funds — 97.9%

Large-Cap Funds — 41.5%
BMO Dividend Income Fund (1)	26,122	$329,663
BMO Large-Cap Value Fund (1)	67,086	1,023,726
BMO Low Volatility Equity Fund (1)	46,741	600,150
Harbor Capital Appreciation Fund	16,908	1,042,375
T Rowe Price Growth Stock Fund	18,955	1,043,118
Vanguard Equity Income Fund	5,396	332,068
Vanguard Institutional Index Fund	10,366	1,874,671

Total Large-Cap Funds		6,245,771

Mid-Cap Funds — 12.7%
BMO Mid-Cap Growth Fund (1)	29,900	613,255
BMO Mid-Cap Value Fund (1)	43,153	647,725
Vanguard Mid-Cap Index Fund	19,390	648,590

Total Mid-Cap Funds		1,909,570

Small-Cap Funds — 6.0%
BMO Small-Cap Growth Fund (1)	24,339	452,711
Goldman Sachs Small Cap Value Fund	8,522	452,508

Total Small-Cap Funds		905,219

International Funds — 29.5%
BMO LGM Emerging Markets Equity Fund (1)	63,205	768,577
BMO LGM Frontier Markets Equity Fund (1)	17,486	148,983
BMO Pyrford International Stock Fund (1)	79,118	932,013
DFA International Small Company Portfolio	10,327	181,658
Dodge & Cox International Stock Fund	26,718	1,054,839
Harbor International Fund	16,440	1,052,009
MFS International Value Fund	8,453	301,181

Total International Funds		4,439,260

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds — 4.8%
BMO Monegy High Yield Bond Fund (1)	3,311	$31,155
BMO TCH Core Plus Bond Fund (1)	31,775	362,869
Federated Institutional High-Yield Bond Fund	3,238	31,250
Metropolitan West Total Return Bond Fund	17,735	191,718
PIMCO Unconstrained Bond Fund	5,713	62,268
TCW Emerging Markets Income Fund	6,133	47,012

Total Fixed Income Funds		726,272

Alternative Funds — 3.4%
Credit Suisse Commodity Return Strategy Fund (2)	49,152	256,084
Vanguard REIT Index Fund	15,529	252,185

Total Alternative Funds		508,269

Total Mutual Funds (identified cost $15,327,664)		14,734,361

Short-Term Investments — 2.0%

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.050% (1)	303,712	303,712

Total Short-Term Investments (identified cost $303,712)		303,712

Total Investments — 99.9% (identified cost $15,631,376)		15,038,073
Other Assets and Liabilities — 0.1%		7,794

Total Net Assets — 100.0%		$15,045,867

2050 Fund

Description	Shares	Value
Mutual Funds — 98.2%

Large-Cap Funds — 41.4%
BMO Dividend Income Fund (1)	69,086	$871,870
BMO Large-Cap Value Fund (1)	177,019	2,701,317
BMO Low Volatility Equity Fund (1)	122,478	1,572,621
Harbor Capital Appreciation Fund	44,528	2,745,167
T Rowe Price Growth Stock Fund	49,924	2,747,294
Vanguard Equity Income Fund	13,986	860,692
Vanguard Institutional Index Fund	27,301	4,937,038

Total Large-Cap Funds		16,435,999

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (1)	78,726	1,614,662
BMO Mid-Cap Value Fund (1)	113,849	1,708,869
Vanguard Mid-Cap Index Fund	50,637	1,693,814

Total Mid-Cap Funds		5,017,345

Small-Cap Funds — 6.0%
BMO Small-Cap Growth Fund (1)	64,276	1,195,538
Goldman Sachs Small Cap Value Fund	22,593	1,199,664

Total Small-Cap Funds		2,395,202

International Funds — 29.5%
BMO LGM Emerging Markets Equity Fund (1)	165,568	2,013,302
BMO LGM Frontier Markets Equity Fund (1)	55,068	469,178
BMO Pyrford International Stock Fund (1)	208,507	2,456,216

(See Notes which are an integral part of the Financial Statements)

19

August 31, 2015

Schedules of Investments

2050 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

International Funds (continued)
DFA International Small Company Portfolio	26,995	$474,842
Dodge & Cox International Stock Fund	70,448	2,781,299
Harbor International Fund	43,115	2,758,926
MFS International Value Fund	21,944	781,858

Total International Funds		11,735,621

Fixed Income Funds — 5.4%
BMO Monegy High Yield Bond Fund (1)	8,662	81,506
BMO TCH Core Plus Bond Fund (1)	80,895	923,822
Federated Institutional High-Yield Bond Fund	8,501	82,037
Fidelity Advisor Floating Rate High Income Fund	17,253	163,905
Metropolitan West Total Return Bond Fund	38,590	417,159
PIMCO Unconstrained Bond Fund	18,645	203,235
TCW Emerging Markets Income Fund	10,748	82,381
Vanguard Short-Term Inflation-Protected Securities Index Fund	6,854	166,405

Total Fixed Income Funds		2,120,450

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (2)	126,506	659,096
Vanguard REIT Index Fund	40,692	660,833

Total Alternative Funds		1,319,929

Total Mutual Funds (identified cost $32,455,579)		39,024,546
Short-Term Investments — 1.6%

Mutual Funds — 1.6%
BMO Prime Money Market Fund, Class I, 0.050% (1)	636,169	636,169

Total Short-Term Investments (identified cost $636,169)		636,169

Total Investments — 99.8% (identified cost $33,091,748)		39,660,715
Other Assets and Liabilities — 0.2%		80,950

Total Net Assets — 100.0%		$39,741,665

2055 Fund

Description	Shares	Value
Mutual Funds — 96.7%

Large-Cap Funds — 41.2%
BMO Dividend Income Fund (1)	7,674	$96,842
BMO Large-Cap Value Fund (1)	19,672	300,194
BMO Low Volatility Equity Fund (1)	13,715	176,097
Harbor Capital Appreciation Fund	4,968	306,272
T Rowe Price Growth Stock Fund	5,556	305,737
Vanguard Equity Income Fund	1,573	96,782
Vanguard Institutional Index Fund	3,042	550,122

Total Large-Cap Funds		1,832,046

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (1)	9,186	188,404
BMO Mid-Cap Value Fund (1)	12,074	181,234
Vanguard Mid-Cap Index Fund	5,666	189,537

Total Mid-Cap Funds		559,175

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds — 6.0%
BMO Small-Cap Growth Fund (1)	7,170	$133,359
Goldman Sachs Small Cap Value Fund	2,513	133,438

Total Small-Cap Funds		266,797

International Funds — 29.2%
BMO LGM Emerging Markets Equity Fund (1)	18,536	225,398
BMO LGM Frontier Markets Equity Fund (1)	4,626	39,414
BMO Pyrford International Stock Fund (1)	23,238	273,743
DFA International Small Company Portfolio	3,020	53,126
Dodge & Cox International Stock Fund	7,876	310,954
Harbor International Fund	4,816	308,160
MFS International Value Fund	2,485	88,531

Total International Funds		1,299,326

Fixed Income Funds — 4.4%
BMO Monegy High Yield Bond Fund (1)	977	9,193
BMO TCH Core Plus Bond Fund (1)	6,849	78,215
Federated Institutional High-Yield Bond Fund	952	9,185
Fidelity Advisor Floating Rate High Income Fund	1,935	18,387
Metropolitan West Total Return Bond Fund	3,413	36,899
PIMCO Unconstrained Bond Fund	1,255	13,675
TCW Emerging Markets Income Fund	1,193	9,141
Vanguard Short-Term Inflation-Protected Securities Index Fund	763	18,515

Total Fixed Income Funds		193,210

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (2)	14,274	74,368
Vanguard REIT Index Fund	4,540	73,735

Total Alternative Funds		148,103

Total Mutual Funds (identified cost $4,487,388)		4,298,657

Short-Term Investments — 2.7%

Mutual Funds — 2.7%
BMO Prime Money Market Fund, Class I, 0.050% (1)	117,595	117,595

Total Short-Term Investments (identified cost $117,595)		117,595

Total Investments — 99.4% (identified cost $4,604,983)		4,416,252
Other Assets and Liabilities — 0.6%		27,209

Total Net Assets — 100.0%		$4,443,461

Conservative Allocation Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 9.9%
BMO Dividend Income Fund (1)	85,768	$1,082,398
BMO Large-Cap Growth Fund (1)	112,638	1,846,140
BMO Large-Cap Value Fund (1)	112,273	1,713,288
BMO Low Volatility Equity Fund (1)	84,469	1,084,588
Dodge & Cox Stock Fund	7,335	1,245,643

(See Notes which are an integral part of the Financial Statements)

20

BMO Funds

Conservative Allocation Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Large-Cap Funds (continued)
Harbor Capital Appreciation Fund	27,535	$1,697,520
T Rowe Price Growth Stock Fund	27,968	1,539,059
Vanguard Institutional Index Fund	23,971	4,334,834

Total Large-Cap Funds		14,543,470

Mid-Cap Funds — 2.6%
BMO Mid-Cap Growth Fund (1)	60,245	1,235,616
BMO Mid-Cap Value Fund (1)	93,715	1,406,668
Vanguard Mid-Cap Index Fund	37,124	1,241,782

Total Mid-Cap Funds		3,884,066

Small-Cap Funds — 1.8%
BMO Small-Cap Growth Fund (1)	73,305	1,363,464
BMO Small-Cap Value Fund (1)	24,103	309,478
Goldman Sachs Small Cap Value Fund	18,306	972,063

Total Small-Cap Funds		2,645,005

International Funds — 6.6%
BMO LGM Emerging Markets Equity Fund (1)	120,594	1,466,423
BMO Pyrford International Stock Fund (1)	166,645	1,963,073
Dodge & Cox International Stock Fund	58,779	2,320,591
Harbor International Fund	36,347	2,325,824
MFS International Value Fund	43,697	1,556,910

Total International Funds		9,632,821

Fixed Income Funds — 70.0%
BMO Monegy High Yield Bond Fund (1)	422,970	3,980,152
BMO TCH Core Plus Bond Fund (1)	4,420,174	50,478,391
Fidelity Advisor Floating Rate High Income Fund	589,017	5,595,661
Metropolitan West Total Return Bond Fund	2,395,246	25,892,610
PIMCO Unconstrained Bond Fund	1,549,286	16,887,220

Total Fixed Income Funds		102,834,034

Alternative Funds — 7.9%
BMO Alternative Strategies Fund (1)(2)	690,000	7,189,800
Credit Suisse Commodity Return Strategy Fund (2)	431,645	2,248,871
Vanguard REIT Index Fund	132,757	2,155,979

Total Alternative Funds		11,594,650

Total Mutual Funds (identified cost $136,734,818)		145,134,046

Short-Term Investments — 1.1%

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.050% (1)	1,647,374	1,647,374

Total Short-Term Investments (identified cost $1,647,374)		1,647,374

Total Investments — 99.9% (identified cost $138,382,192)		146,781,420
Other Assets and Liabilities — 0.1%		182,058

Total Net Assets — 100.0%		$146,963,478

Moderate Allocation Fund

Description	Shares	Value
Mutual Funds — 98.7%

Large-Cap Funds — 19.9%
BMO Dividend Income Fund (1)	178,661	$2,254,699
BMO Large-Cap Growth Fund (1)	235,013	3,851,869
BMO Large-Cap Value Fund (1)	231,447	3,531,882
BMO Low Volatility Equity Fund (1)	175,260	2,250,337
Dodge & Cox Stock Fund	15,097	2,563,734
Harbor Capital Appreciation Fund	57,016	3,515,056
T Rowe Price Growth Stock Fund	58,616	3,225,626
Vanguard Institutional Index Fund	52,629	9,517,428

Total Large-Cap Funds		30,710,631

Mid-Cap Funds — 5.2%
BMO Mid-Cap Growth Fund (1)	125,089	2,565,572
BMO Mid-Cap Value Fund (1)	195,378	2,932,626
Vanguard Mid-Cap Index Fund	76,462	2,557,664

Total Mid-Cap Funds		8,055,862

Small-Cap Funds — 3.5%
BMO Small-Cap Growth Fund (1)	150,650	2,802,097
BMO Small-Cap Value Fund (1)	48,068	617,194
Goldman Sachs Small Cap Value Fund	38,184	2,027,576

Total Small-Cap Funds		5,446,867

International Funds — 13.1%
BMO LGM Emerging Markets Equity Fund (1)	248,847	3,025,977
BMO Pyrford International Stock Fund (1)	348,711	4,107,820
Dodge & Cox International Stock Fund	127,393	5,029,460
Harbor International Fund	74,924	4,794,378
MFS International Value Fund	89,752	3,197,865

Total International Funds		20,155,500

Fixed Income Funds — 50.0%
BMO Monegy High Yield Bond Fund (1)	315,820	2,971,865
BMO TCH Core Plus Bond Fund (1)	3,331,661	38,047,573
Fidelity Advisor Floating Rate High Income Fund	439,436	4,174,639
Metropolitan West Total Return Bond Fund	1,784,745	19,293,088
PIMCO Unconstrained Bond Fund	1,154,247	12,581,293

Total Fixed Income Funds		77,068,458

Alternative Funds — 7.0%
BMO Alternative Strategies Fund (1)(2)	530,000	5,522,600
Credit Suisse Commodity Return Strategy Fund (2)	519,833	2,708,328
Vanguard REIT Index Fund	157,355	2,555,450

Total Alternative Funds		10,786,378

Total Mutual Funds (identified cost $137,427,549)		152,223,696

(See Notes which are an integral part of the Financial Statements)

21

August 31, 2015

Schedules of Investments

Moderate Allocation Fund (continued)

Description	Shares	Value
Short-Term Investments — 1.2%

Mutual Funds — 1.2%
BMO Prime Money Market Fund, Class I, 0.050% (1)	1,792,804	$1,792,804

Total Short-Term Investments (identified cost $1,792,804)		1,792,804

Total Investments — 99.9% (identified cost $139,220,353)		154,016,500
Other Assets and Liabilities — 0.1%		175,307

Total Net Assets — 100.0%		$154,191,807

Balanced Allocation Fund

Description	Shares	Value
Mutual Funds — 98.6%

Large-Cap Funds — 29.7%
BMO Dividend Income Fund (1)	924,401	$11,665,936
BMO Large-Cap Growth Fund (1)	1,211,242	19,852,259
BMO Large-Cap Value Fund (1)	1,201,211	18,330,481
BMO Low Volatility Equity Fund (1)	909,991	11,684,285
Dodge & Cox Stock Fund	78,701	13,365,067
Harbor Capital Appreciation Fund	294,508	18,156,392
T Rowe Price Growth Stock Fund	299,807	16,498,400
Vanguard Institutional Index Fund	257,156	46,504,025

Total Large-Cap Funds		156,056,845

Mid-Cap Funds — 7.9%
BMO Mid-Cap Growth Fund (1)	646,137	13,252,263
BMO Mid-Cap Value Fund (1)	998,565	14,988,454
Vanguard Mid-Cap Index Fund	398,162	13,318,519

Total Mid-Cap Funds		41,559,236

Small-Cap Funds — 5.4%
BMO Small-Cap Growth Fund (1)	789,246	14,679,978
BMO Small-Cap Value Fund (1)	262,699	3,373,049
Goldman Sachs Small Cap Value Fund	195,412	10,376,398

Total Small-Cap Funds		28,429,425

International Funds — 19.7%
BMO LGM Emerging Markets Equity Fund (1)	1,289,418	15,679,321
BMO Pyrford International Stock Fund (1)	1,783,161	21,005,631
Dodge & Cox International Stock Fund	634,582	25,053,303
Harbor International Fund	389,875	24,948,087
MFS International Value Fund	468,769	16,702,226

Total International Funds		103,388,568

Fixed Income Funds — 28.7%
BMO Monegy High Yield Bond Fund (1)	627,527	5,905,033
BMO TCH Core Plus Bond Fund (1)	6,426,651	73,392,349
Fidelity Advisor Floating Rate High Income Fund	870,307	8,267,918
Metropolitan West Total Return Bond Fund	3,533,195	38,193,835
PIMCO Unconstrained Bond Fund	2,283,144	24,886,266

Total Fixed Income Funds		150,645,401

Description	Shares	Value
Mutual Funds (continued)

Alternative Funds — 7.2%
BMO Alternative Strategies Fund (1)(2)	1,700,000	$17,714,000
Credit Suisse Commodity Return Strategy Fund (2)	1,957,817	10,200,228
Vanguard REIT Index Fund	600,073	9,745,180

Total Alternative Funds		37,659,408

Total Mutual Funds (identified cost $418,770,994)		517,738,883

Short-Term Investments — 1.2%

Mutual Funds — 1.2%
BMO Prime Money Market Fund, Class I, 0.050% (1)	6,132,819	6,132,819

Total Short-Term Investments (identified cost $6,132,819)		6,132,819

Total Investments — 99.8% (identified cost $424,903,813)		523,871,702
Other Assets and Liabilities — 0.2%		983,001

Total Net Assets — 100.0%		$524,854,703

Growth Allocation Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 39.8%
BMO Dividend Income Fund (1)	364,022	$4,593,963
BMO Large-Cap Growth Fund (1)	485,998	7,965,505
BMO Large-Cap Value Fund (1)	474,666	7,243,404
BMO Low Volatility Equity Fund (1)	360,589	4,629,963
Dodge & Cox Stock Fund	30,548	5,187,710
Harbor Capital Appreciation Fund	116,579	7,187,123
T Rowe Price Growth Stock Fund	118,427	6,517,056
Vanguard Institutional Index Fund	101,785	18,406,854

Total Large-Cap Funds		61,731,578

Mid-Cap Funds — 10.6%
BMO Mid-Cap Growth Fund (1)	253,125	5,191,593
BMO Mid-Cap Value Fund (1)	395,232	5,932,435
Vanguard Mid-Cap Index Fund	158,346	5,296,664

Total Mid-Cap Funds		16,420,692

Small-Cap Funds — 7.2%
BMO Small-Cap Growth Fund (1)	306,834	5,707,117
BMO Small-Cap Value Fund (1)	103,135	1,324,247
Goldman Sachs Small Cap Value Fund	77,491	4,114,756

Total Small-Cap Funds		11,146,120

International Funds — 26.2%
BMO LGM Emerging Markets Equity Fund (1)	501,729	6,101,023
BMO Pyrford International Stock Fund (1)	705,081	8,305,854
Dodge & Cox International Stock Fund	249,337	9,843,837
Harbor International Fund	151,559	9,698,289
MFS International Value Fund	184,568	6,576,165

Total International Funds		40,525,168

(See Notes which are an integral part of the Financial Statements)

22

BMO Funds

Growth Allocation Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds — 8.3%
BMO Monegy High Yield Bond Fund (1)	52,809	$496,931
BMO TCH Core Plus Bond Fund (1)	552,127	6,305,288
Fidelity Advisor Floating Rate High Income Fund	73,190	695,309
Metropolitan West Total Return Bond Fund	295,865	3,198,304
PIMCO Unconstrained Bond Fund	196,587	2,142,800

Total Fixed Income Funds		12,838,632

Alternative Funds — 6.7%
BMO Alternative Strategies Fund (1)(2)	360,000	3,751,200
Credit Suisse Commodity Return Strategy Fund (2)	655,075	3,412,943
Vanguard REIT Index Fund	196,380	3,189,206

Total Alternative Funds		10,353,349

Total Mutual Funds (identified cost $122,235,115)		153,015,539

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Prime Money Market Fund, Class I, 0.030% (1)	1,633,049	1,633,049

Total Short-Term Investments (identified cost $1,633,049)		1,633,049

Total Investments — 99.8% (identified cost $123,868,164)		154,648,588
Other Assets and Liabilities — 0.2%		256,625

Total Net Assets — 100.0%		$154,905,213

Aggressive Allocation Fund

Description	Shares	Value
Mutual Funds — 99.0%

Large-Cap Funds — 46.9%
BMO Dividend Income Fund (1)	697,774	$8,805,913
BMO Large-Cap Growth Fund (1)	915,706	15,008,427
BMO Large-Cap Value Fund (1)	907,788	13,852,851
BMO Low Volatility Equity Fund (1)	686,946	8,820,381

Description	Shares	Value
Mutual Funds (continued)

Large-Cap Funds (continued)
Dodge & Cox Stock Fund	59,344	$10,077,794
Harbor Capital Appreciation Fund	222,688	13,728,711
T Rowe Price Growth Stock Fund	226,926	12,487,756
Vanguard Institutional Index Fund	194,381	35,151,780

Total Large-Cap Funds		117,933,613

Mid-Cap Funds — 12.5%
BMO Mid-Cap Growth Fund (1)	487,574	10,000,148
BMO Mid-Cap Value Fund (1)	755,532	11,340,533
Vanguard Mid-Cap Index Fund	300,383	10,047,826

Total Mid-Cap Funds		31,388,507

Small-Cap Funds — 8.5%
BMO Small-Cap Growth Fund (1)	596,370	11,092,490
BMO Small-Cap Value Fund (1)	196,118	2,518,151
Goldman Sachs Small Cap Value Fund	147,846	7,850,606

Total Small-Cap Funds		21,461,247

International Funds — 31.1%
BMO LGM Emerging Markets Equity Fund (1)	974,557	11,850,613
BMO Pyrford International Stock Fund (1)	1,347,623	15,874,998
Dodge & Cox International Stock Fund	479,773	18,941,427
Harbor International Fund	294,831	18,866,217
MFS International Value Fund	354,422	12,628,059

Total International Funds		78,161,314

Total Mutual Funds (identified cost $180,623,449)		248,944,681

Short-Term Investments — 1.1%

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.050% (1)	2,652,702	2,652,702

Total Short-Term Investments (identified cost $2,652,702)		2,652,702

Total Investments — 100.1% (identified cost $183,276,151)		251,597,383
Other Assets and Liabilities — (0.1)%		(252,124)

Total Net Assets — 100.0%		$251,345,259

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2015.

*	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2015 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement purposes.
(1)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.
(2)	Non-income producing.

(See Notes which are an integral part of the Financial Statements)

23

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
Assets:
Investments in unaffiliated issuers, at value	$13,603,751	$2,937,303	$53,839,261	$17,339,400	$58,328,352
Cash sweep investments in affiliated issuers, at value	366,785	78,523	965,999	440,254	1,040,488
Investments in other affiliated issuers, at value	9,841,295	2,166,241	40,068,308	11,885,627	39,790,527
Dividends and interest receivable	36,804	6,091	86,824	20,130	49,368
Receivable for investments sold	80,230	—	—	13,798	159,279
Receivable for capital stock sold	15,363	4,929	103,937	26,042	166,571
Receivable from affiliates, net (Note 5)	10,020	14,932	3,395	15,827	1,733
Prepaid expenses	9,540	14,618	9,521	14,617	9,542

Total assets	23,963,788	5,222,637	95,077,245	29,755,695	99,545,860

Liabilities:
Payable for investments purchased	89,748	—	14,157	8,672	195,669
Payable for capital stock redeemed	6,047	—	172,752	1,166	3,099
Other liabilities	28,928	27,886	33,247	28,977	33,781

Total liabilities	124,723	27,886	220,156	38,815	232,549

Total net assets	$23,839,065	$5,194,751	$94,857,089	$29,716,880	$99,313,311

Net assets consist of:
Paid-in capital	$19,442,445	$5,288,777	$72,798,471	$30,582,793	$77,386,359
Net unrealized appreciation (depreciation) on investments	2,825,744	(167,015)	16,182,412	(1,268,972)	17,599,057
Accumulated net realized gain on investments	1,250,585	7,422	4,893,588	168,376	3,587,961
Undistributed net investment income	320,291	65,567	982,618	234,683	739,934

Total net assets	$23,839,065	$5,194,751	$94,857,089	$29,716,880	$99,313,311

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares	$10.02	$10.44	$10.49	$10.42	$10.84
Institutional class of shares	10.05	10.48	10.51	10.47	10.87
Retirement class R-3 of shares	10.01	10.41	10.48	10.38	10.82
Retirement class R-6 of shares	10.05	10.50	10.52	10.48	10.87

Net assets:
Investor class of shares	$4,803,825	$631,735	$21,331,048	$1,676,337	$23,331,872
Institutional class of shares	274,821	108,027	5,263,669	610,642	2,867,176
Retirement class R-3 of shares	2,149,275	220,559	15,177,580	1,388,140	12,812,477
Retirement class R-6 of shares	16,611,144	4,234,430	53,084,792	26,041,761	60,301,786

Total net assets	$23,839,065	$5,194,751	$94,857,089	$29,716,880	$99,313,311

Shares outstanding:
Investor class of shares	479,464	60,533	2,033,780	160,800	2,152,851
Institutional class of shares	27,345	10,306	500,758	58,327	263,741
Retirement class R-3 of shares	214,620	21,184	1,448,426	133,711	1,183,642
Retirement class R-6 of shares	1,653,057	403,231	5,044,593	2,485,043	5,546,902

Total shares outstanding	2,374,486	495,254	9,027,557	2,837,881	9,147,136

Investments, at cost:
Investments in unaffiliated issuers	$11,500,003	$3,005,822	$41,376,746	$17,898,845	$43,903,891
Cash sweep investments in affiliated issuers	366,785	78,523	965,999	440,254	1,040,488
Investments in other affiliated issuers	9,119,299	2,264,737	36,348,411	12,595,154	36,615,931

Total investments, at cost	$20,986,087	$5,349,082	$78,691,156	$30,934,253	$81,560,310

(See Notes which are an integral part of the Financial Statements)

24

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
Assets:
Investments in unaffiliated issuers, at value	$17,428,304	$37,643,866	$8,823,534	$23,415,645	$2,596,564
Cash sweep investments in affiliated issuers, at value	443,036	669,469	303,712	636,169	117,595
Investments in other affiliated issuers, at value	11,440,935	24,943,818	5,910,827	15,608,901	1,702,093
Dividends and interest receivable	8,471	9,670	2,025	5,510	499
Receivable for investments sold	—	71,011	10,862	—	—
Receivable for capital stock sold	8,356	96,335	32,870	131,856	38,946
Receivable from affiliates, net (Note 5)	15,688	6,676	14,643	8,976	15,488
Prepaid expenses	14,616	9,540	14,618	9,540	14,619

Total assets	29,359,406	63,450,385	15,113,091	39,816,597	4,485,804

Liabilities:
Payable for investments purchased	—	107,086	17,016	36,988	6,775
Payable for capital stock redeemed	46,791	74,450	22,031	7,505	7,890
Other liabilities	29,099	31,598	28,177	30,439	27,678

Total liabilities	75,890	213,134	67,224	74,932	42,343

Total net assets	$29,283,516	$63,237,251	$15,045,867	$39,741,665	$4,443,461

Net assets consist of:
Paid-in capital	$30,259,014	$46,152,396	$15,577,296	$31,909,420	$4,615,834
Net unrealized appreciation (depreciation) on investments	(1,123,482)	13,302,475	(593,303)	6,568,967	(188,731)
Accumulated net realized gain (loss) on investments	(28,240)	3,416,224	(13,662)	1,061,292	907
Undistributed net investment income	176,224	366,156	75,536	201,986	15,451

Total net assets	$29,283,516	$63,237,251	$15,045,867	$39,741,665	$4,443,461

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares	$10.33	$10.92	$10.48	$10.96	$10.41
Institutional class of shares	10.37	10.94	10.52	10.99	10.45
Retirement class R-3 of shares	10.27	10.91	10.42	10.95	10.38
Retirement class R-6 of shares	10.38	10.96	10.53	11.00	10.47

Net assets:
Investor class of shares	$869,847	$12,852,301	$1,141,597	$10,274,642	$1,049,644
Institutional class of shares	66,987	2,444,371	111,762	1,908,133	189,986
Retirement class R-3 of shares	734,203	7,747,790	746,419	5,072,064	395,103
Retirement class R-6 of shares	27,612,479	40,192,789	13,046,089	22,486,826	2,808,728

Total net assets	$29,283,516	$63,237,251	$15,045,867	$39,741,665	$4,443,461

Shares outstanding:
Investor class of shares	84,177	1,176,855	108,974	937,399	100,853
Institutional class of shares	6,462	223,373	10,626	173,670	18,183
Retirement class R-3 of shares	71,459	710,474	71,641	463,311	38,076
Retirement class R-6 of shares	2,659,755	3,668,641	1,239,310	2,044,708	268,343

Total shares outstanding	2,821,853	5,779,343	1,430,551	3,619,088	425,455

Investments, at cost:
Investments in unaffiliated issuers	$17,946,186	$26,880,712	$9,097,706	$17,948,522	$2,684,750
Cash sweep investments in affiliated issuers	443,036	669,469	303,712	636,169	117,595
Investments in other affiliated issuers	12,046,535	22,404,497	6,229,958	14,507,057	1,802,638

Total investments, at cost	$30,435,757	$49,954,678	$15,631,376	$33,091,748	$4,604,983

(See Notes which are an integral part of the Financial Statements)

25

August 31, 2015

Statements of Assets and Liabilities	BMO Funds

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in unaffiliated issuers, at value	$70,014,567	$77,741,585	$276,215,844	$85,467,016	$139,780,176
Cash sweep investments in affiliated issuers, at value	1,647,374	1,792,804	6,132,819	1,633,049	2,652,702
Investments in other affiliated issuers, at value	75,119,479	74,482,111	241,523,039	67,548,523	109,164,505
Dividends and interest receivable	274,917	204,681	433,966	34,200	67
Receivable for investments sold	2,252,599	2,390,788	36,814,520	—	1,665,467
Receivable for capital stock sold	39,030	140,763	1,517,752	325,413	354,680
Receivable from affiliates, net (Note 5)	9,883	10,223	—	—	—
Prepaid expenses	26,393	26,392	27,830	26,394	26,917

Total assets	149,384,242	156,789,347	562,665,770	155,034,595	253,644,514

Liabilities:
Payable for investments purchased	—	126,793	—	86,280	70,421
Payable for capital stock redeemed	2,383,738	2,433,062	37,734,236	4,363	2,170,887
Payable to affiliates, net (Note 5)	—	—	19,719	1,245	14,085
Other liabilities	37,026	37,685	57,112	37,494	43,862

Total liabilities	2,420,764	2,597,540	37,811,067	129,382	2,299,255

Total net assets	$146,963,478	$154,191,807	$524,854,703	$154,905,213	$251,345,259

Net assets consist of:
Paid-in capital	$134,002,881	$133,165,811	$392,449,175	$114,932,840	$168,002,157
Net unrealized appreciation on investments	8,399,228	14,796,147	98,967,889	30,780,424	68,321,232
Accumulated net realized gain on investments	2,438,344	4,543,299	29,133,646	8,308,442	14,138,726
Undistributed net investment income	2,123,025	1,686,550	4,303,993	883,507	883,144

Total net assets	$146,963,478	$154,191,807	$524,854,703	$154,905,213	$251,345,259

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares	$9.76	$9.78	$9.78	$9.82	$9.85
Institutional class of shares	9.77	9.79	9.79	9.84	9.87
Retirement class R-3 of shares	9.74	9.76	9.76	9.81	9.84
Retirement class R-6 of shares	9.79	9.80	9.80	9.85	9.88

Net assets:
Investor class of shares	$23,597,586	$22,594,565	$157,207,314	$43,023,729	$83,063,563
Institutional class of shares	29,104,437	16,111,866	81,475,241	15,251,892	31,770,328
Retirement class R-3 of shares	7,623,971	22,279,538	38,676,582	28,902,759	22,578,219
Retirement class R-6 of shares	86,637,484	93,205,838	247,495,566	67,726,833	113,933,149

Total net assets	$146,963,478	$154,191,807	$524,854,703	$154,905,213	$251,345,259

Shares outstanding:
Investor class of shares	2,418,001	2,311,085	16,077,295	4,379,900	8,428,888
Institutional class of shares	2,977,523	1,645,028	8,319,393	1,549,981	3,218,385
Retirement class R-3 of shares	782,520	2,282,659	3,962,867	2,947,210	2,294,943
Retirement class R-6 of shares	8,853,918	9,506,912	25,244,039	6,876,373	11,526,730

Total shares outstanding	15,031,962	15,745,684	53,603,594	15,753,464	25,468,946

Investments, at cost:
Investments in unaffiliated issuers	$65,455,289	$67,412,584	$205,780,582	$61,964,341	$90,375,643
Cash sweep investments in affiliated issuers	1,647,374	1,792,804	6,132,819	1,633,049	2,652,702
Investments in other affiliated issuers	71,279,529	70,014,965	212,990,412	60,270,774	90,247,806

Total investments, at cost	$138,382,192	$139,220,353	$424,903,813	$123,868,164	$183,276,151

(See Notes which are an integral part of the Financial Statements)

26

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$354,580	$48,591	$1,221,630	$175,990	$1,101,803
Affiliated issuers	277,102	37,097	836,767	115,830	614,883
Interest income	14,190	602	62,302	2,894	64,528
Excess expense reimbursement from investment adviser (Note 5)	12,682	2,681	37,872	13,271	17,037

Total income	658,554	88,971	2,158,571	307,985	1,798,251

Expenses:
Shareholder servicing fees (Note 5)	16,647	1,047	76,787	2,139	81,947
Administration fees (Note 5)	15,183	1,026	83,216	2,656	81,292
Portfolio accounting fees	50,464	43,342	74,822	48,231	75,233
Recordkeeping fees	35,637	40,571	36,896	40,437	38,517
Custodian fees (Note 5)	1,241	201	4,812	913	4,869
Registration fees	46,102	49,752	51,346	49,809	49,738
Professional fees	18,948	18,948	18,948	18,948	18,948
Printing and postage	4,877	3,513	5,907	3,665	5,816
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 5)	15,317	787	100,758	3,034	87,949
Miscellaneous	7,332	7,188	8,143	7,237	8,027

Total expenses	223,940	178,567	473,827	189,261	464,528

Deduct:
Expense waivers (Note 5)	(183,862)	(176,177)	(251,881)	(182,666)	(229,580)

Net expenses	40,078	2,390	221,946	6,595	234,948

Net investment income	618,476	86,581	1,936,625	301,390	1,563,303

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	945,215	(21,533)	2,686,630	(63,200)	854,513
Investments in affiliated issuers	296,451	(34,970)	257,018	(67,797)	71,208
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	160,652	24,421	940,208	116,540	1,273,965
Investments in affiliated issuers	364,484	54,586	2,184,481	251,912	2,494,378

Total net realized gain	1,766,802	22,504	6,068,337	237,455	4,694,064
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	(1,680,656)	(74,665)	(5,866,910)	(589,269)	(4,505,928)
Investments in affiliated issuers	(1,156,678)	(104,339)	(4,373,649)	(731,109)	(4,556,995)

Total net change in unrealized appreciation/depreciation	(2,837,334)	(179,004)	(10,240,559)	(1,320,378)	(9,062,923)

Net realized and unrealized loss on investments	(1,070,532)	(156,500)	(4,172,222)	(1,082,923)	(4,368,859)

Change in net assets resulting from operations	$(452,056)	$(69,919)	$(2,235,597)	$(781,533)	$(2,805,556)

(See Notes which are an integral part of the Financial Statements)

27

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$119,983	$700,081	$50,864	$385,173	$16,117
Affiliated issuers	65,000	306,972	24,546	169,750	6,942
Interest income	2,923	46,010	1,458	23,086	417
Excess expense reimbursement from investment adviser (Note 5)	5,717	16,117	3,611	8,153	696

Total income	193,623	1,069,180	80,479	586,162	24,172

Expenses:
Shareholder servicing fees (Note 5)	1,666	45,613	1,659	29,838	1,451
Administration fees (Note 5)	1,675	48,511	1,677	32,363	1,387
Portfolio accounting fees	48,061	63,744	44,926	54,538	42,759
Recordkeeping fees	41,229	37,018	40,739	37,859	39,945
Custodian fees (Note 5)	888	3,189	443	1,841	117
Registration fees	49,804	47,983	49,777	46,326	49,760
Professional fees	18,948	18,948	18,948	18,948	18,948
Printing and postage	3,665	5,860	3,627	7,076	3,666
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 5):	2,075	53,610	1,982	33,279	1,022
Miscellaneous	7,254	7,705	7,106	7,348	7,103

Total expenses	187,457	344,373	183,076	281,608	178,350

Deduct:
Expense waivers (Note 5)	(182,370)	(209,558)	(178,206)	(194,751)	(174,859)

Net expenses	5,087	134,815	4,870	86,857	3,491

Net investment income	188,536	934,365	75,609	499,305	20,681

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	(89,658)	920,976	(37,342)	(138,305)	(17,900)
Investments in affiliated issuers	(104,286)	16,900	(37,998)	(110,342)	(13,708)
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	59,144	1,060,246	21,174	573,463	13,644
Investments in affiliated issuers	158,445	2,056,805	63,635	1,111,032	30,335

Total net realized gain	23,645	4,054,927	9,469	1,435,848	12,371
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	(550,042)	(3,535,972)	(297,101)	(1,404,507)	(104,097)
Investments in affiliated issuers	(627,650)	(3,335,093)	(334,874)	(1,799,593)	(112,461)

Total net change in unrealized appreciation/depreciation	(1,177,692)	(6,871,065)	(631,975)	(3,204,100)	(216,558)

Net realized and unrealized loss on investments	(1,154,047)	(2,816,138)	(622,506)	(1,768,252)	(204,187)

Change in net assets resulting from operations	$(965,511)	$(1,881,773)	$(546,897)	$(1,268,947)	$(183,506)

(See Notes which are an integral part of the Financial Statements)

28

Year Ended August 31, 2015

Statements of Operations	BMO Funds

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$1,581,374	$1,543,960	$5,556,367	$1,391,872	$1,788,054
Affiliated issuers	1,987,437	1,554,321	4,150,291	644,842	650,139
Interest income	41,672	60,642	309,398	91,869	168,969
Excess expense reimbursement from investment adviser (Note 5)	64,047	96,233	201,979	62,344	66,971

Total income	3,674,530	3,255,156	10,218,035	2,190,927	2,674,133

Expenses:
Shareholder servicing fees (Note 5)	62,284	60,516	435,206	113,047	207,256
Administration fees (Note 5)	97,249	91,867	447,192	137,991	206,966
Portfolio accounting fees	88,664	88,960	194,818	88,012	112,090
Recordkeeping fees	37,238	37,798	39,271	37,040	43,697
Custodian fees (Note 5)	6,868	6,914	25,758	6,775	10,639
Registration fees	80,451	80,369	104,717	79,984	86,999
Professional fees	18,951	18,951	18,951	18,951	19,455
Printing and postage	5,897	7,940	11,397	6,976	9,577
Directors’ fees	12,192	12,192	12,192	12,192	12,192
Distribution services fees (Note 5)	51,021	102,505	216,011	151,359	117,725
Miscellaneous	8,629	8,500	13,201	8,967	8,510

Total expenses	469,444	516,512	1,518,714	661,294	835,106

Deduct:
Expense waivers (Note 5)	(304,219)	(322,855)	(628,948)	(350,826)	(390,099)

Net expenses	165,225	193,657	889,766	310,468	445,007

Net investment income	3,509,305	3,061,499	9,328,269	1,880,459	2,229,126

Net realized and unrealized gain (loss) on investments:
Net realized gain on transactions from:
Investments in unaffiliated issuers	2,032,947	2,336,474	16,615,396	3,380,824	7,213,694
Investments in affiliated issuers	(423,978)	(237,050)	(1,312,480)	(155,955)	278,193
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	594,275	1,032,805	5,559,899	1,828,237	2,505,607
Investments in affiliated issuers	1,608,495	2,699,599	13,622,286	4,467,388	6,010,568

Total net realized gain	3,811,739	5,831,828	34,485,101	9,520,494	16,008,062
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	(5,193,417)	(6,586,312)	(35,163,617)	(9,407,049)	(23,851,580)
Investments in affiliated issuers	(3,861,827)	(5,123,456)	(21,397,703)	(6,829,774)	(1,055,268)

Total net change in unrealized appreciation/depreciation	(9,055,244)	(11,709,768)	(56,561,320)	(16,236,823)	(24,906,848)

Net realized and unrealized loss on investments	(5,243,505)	(5,877,940)	(22,076,219)	(6,716,329)	(8,898,786)

Change in net assets resulting from operations	$(1,734,200)	$(2,816,441)	$(12,747,950)	$(4,835,870)	$(6,669,660)

(See Notes which are an integral part of the Financial Statements)

29

Statements of Changes in Net Assets	BMO Funds

	2010 Fund		2015 Fund		2020 Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)	Year Ended August 31, 2015	Year Ended August 31, 2014
Change in net assets resulting from:

Operations:
Net investment income	$618,476	$697,520	$86,581	$2,517	$1,936,625	$1,917,934
Net realized gain on investments	1,766,802	1,133,325	22,504	207	6,068,337	3,396,411
Net change in unrealized appreciation/depreciation on investments	(2,837,334)	1,942,978	(179,004)	11,989	(10,240,559)	10,111,163

Change in net assets resulting from operations	(452,056)	3,773,823	(69,919)	14,713	(2,235,597)	15,425,508

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(181,665)	(77,482)	(1,517)	—	(722,854)	(421,092)
Institutional class of shares	(11,464)	(10,009)	(622)	—	(82,689)	(42,518)
Retirement class R-3 of shares	(90,947)	(52,461)	(552)	—	(407,198)	(259,867)
Retirement class R-6 of shares	(521,306)	(269,837)	(35,295)	—	(1,324,916)	(762,614)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(330,937)	(12,087)	(43)	—	(915,902)	(115,871)
Institutional class of shares	(20,064)	(1,464)	(16)	—	(94,633)	(11,068)
Retirement class R-3 of shares	(192,905)	(8,773)	(21)	—	(596,688)	(76,159)
Retirement class R-6 of shares	(829,463)	(38,129)	(775)	—	(1,434,053)	(192,888)

Change in net assets resulting from distributions to shareholders	(2,178,751)	(470,242)	(38,841)	—	(5,578,933)	(1,882,077)

Capital stock transactions:
Proceeds from sale of shares	9,317,444	38,360,846 (2)	7,103,755	874,707	28,351,818	126,533,046 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	2,178,751	470,242	38,841	—	5,577,681	1,882,077
Cost of shares redeemed	(17,488,361)	(9,672,631)	(2,452,449)	(276,056)	(49,088,498)	(24,127,936)

Change in net assets resulting from capital stock transactions	(5,992,166)	29,158,457	4,690,147	598,651	(15,158,999)	104,287,187

Change in net assets	(8,622,973)	32,462,038	4,581,387	613,364	(22,973,529)	117,830,618

Net assets:
Beginning of period	32,462,038	—	613,364	—	117,830,618	—

End of period	$23,839,065	$32,462,038	$5,194,751	$613,364	$94,857,089	$117,830,618

Undistributed net investment income included in net assets at end of period	$320,291	$406,643	$65,567	$2,501	$982,618	$1,014,385

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013. See In-Kind Transfers in Note 4 of the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

30

Statements of Changes in Net Assets	BMO Funds

	2025 Fund		2030 Fund		2035 Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)
Change in net assets resulting from:

Operations:
Net investment income	$301,390	$6,517	$1,563,303	$1,350,301	$188,536	$4,795
Net realized gain on investments	237,455	1,800	4,694,064	2,888,632	23,645	2,803
Net change in unrealized appreciation/depreciation on investments	(1,320,378)	51,406	(9,062,923)	11,115,624	(1,177,692)	54,210

Change in net assets resulting from operations	(781,533)	59,723	(2,805,556)	15,354,557	(965,511)	61,808

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(1,907)	—	(512,696)	(493,309)	(553)	—
Institutional class of shares	(12)	—	(50,968)	(90,753)	(4)	—
Retirement class R-3 of shares	(1,597)	—	(235,080)	(324,143)	(575)	—
Retirement class R-6 of shares	(137,310)	—	(1,141,860)	(606,727)	(66,017)	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(60)	—	(738,765)	(59,628)	(92)	—
Institutional class of shares	—	—	(67,698)	(10,477)	(1)	—
Retirement class R-3 of shares	(47)	—	(426,231)	(40,777)	(59)	—
Retirement class R-6 of shares	(3,174)	—	(1,321,738)	(68,328)	(4,528)	—

Change in net assets resulting from distributions to shareholders	(144,107)	—	(4,495,036)	(1,694,142)	(71,829)	—

Capital stock transactions:
Proceeds from sale of shares	30,906,811	1,620,763	38,734,904	111,286,419 (2)	31,581,279	1,577,933
Net asset value of shares issued to shareholders in payment of distributions declared	144,107	—	4,495,036	1,694,142	71,829	—
Cost of shares redeemed	(2,065,412)	(23,472)	(44,118,917)	(19,138,096)	(2,887,872)	(84,121)

Change in net assets resulting from capital stock transactions	28,985,506	1,597,291	(888,977)	93,842,465	28,765,236	1,493,812

Change in net assets	28,059,866	1,657,014	(8,189,569)	107,502,880	27,727,896	1,555,620

Net assets:
Beginning of period	1,657,014	—	107,502,880	—	1,555,620	—

End of period	$29,716,880	$1,657,014	$99,313,311	$107,502,880	$29,283,516	$1,555,620

Undistributed net investment income included in net assets at end of period	$234,683	$6,500	$739,934	$473,041	$176,224	$4,811

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013. See In-Kind Transfers in Note 4 of the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

31

Statements of Changes in Net Assets	BMO Funds

	2040 Fund		2045 Fund		2050 Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)	Year Ended August 31, 2015	Year Ended August 31, 2014
Change in net assets resulting from:

Operations:
Net investment income	$934,365	$873,167	$75,609	$3,069	$499,305	$427,420
Net realized gain on investments	4,054,927	2,121,490	9,469	1,491	1,435,848	1,062,206
Net change in unrealized appreciation/depreciation on investments	(6,871,065)	8,517,785	(631,975)	38,672	(3,204,100)	4,359,188

Change in net assets resulting from operations	(1,881,773)	11,512,442	(546,897)	43,232	(1,268,947)	5,848,814

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(322,333)	(332,895)	(82)	—	(190,421)	(170,299)
Institutional class of shares	(62,399)	(54,556)	(2)	—	(49,742)	(44,843)
Retirement class R-3 of shares	(164,222)	(181,348)	(510)	—	(87,836)	(91,202)
Retirement class R-6 of shares	(887,900)	(547,677)	(24,270)	—	(421,540)	(199,894)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(377,226)	(43,306)	(56)	—	(237,181)	(21,065)
Institutional class of shares	(64,415)	(6,792)	(1)	—	(54,724)	(5,295)
Retirement class R-3 of shares	(228,230)	(24,607)	(78)	—	(133,510)	(11,845)
Retirement class R-6 of shares	(848,765)	(66,599)	(2,771)	—	(426,694)	(22,977)

Change in net assets resulting from distributions to shareholders	(2,955,490)	(1,257,780)	(27,770)	—	(1,601,648)	(567,420)

Capital stock transactions:
Proceeds from sale of shares	19,982,337	75,680,920 (2)	16,077,852	1,094,155	17,843,952	41,973,156 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	2,955,490	1,257,780	27,770	—	1,601,648	567,420
Cost of shares redeemed	(27,744,060)	(14,312,615)	(1,540,048)	(82,427)	(15,243,411)	(9,411,899)

Change in net assets resulting from capital stock transactions	(4,806,233)	62,626,085	14,565,574	1,011,728	4,202,189	33,128,677

Change in net assets	(9,643,496)	72,880,747	13,990,907	1,054,960	1,331,594	38,410,071

Net assets:
Beginning of period	72,880,747	—	1,054,960	—	38,410,071	—

End of period	$63,237,251	$72,880,747	$15,045,867	$1,054,960	$39,741,665	$38,410,071

Undistributed net investment income included in net assets at end of period	$366,156	$338,260	$75,536	$3,093	$201,986	$164,925

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013. See In-Kind Transfers in Note 4 of the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

32

Statements of Changes in Net Assets	BMO Funds

	2055 Fund		Conservative Allocation Fund			Moderate Allocation Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)	Year Ended August 31, 2015	Period Ended August 31, 2014 (2)		Year Ended August 31, 2015	Period Ended August 31, 2014 (2)
Change in net assets resulting from:

Operations:
Net investment income	$20,681	$1,723	$3,509,305	$880,416		$3,061,499	$709,617
Net realized gain on investments	12,371	395	3,811,739	316,340		5,831,828	376,218
Net change in unrealized appreciation/depreciation on investments	(216,558)	27,827	(9,055,244)	1,125,420		(11,709,768)	2,133,436

Change in net assets resulting from operations	(183,506)	29,945	(1,734,200)	2,322,176		(2,816,441)	3,219,271

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(1,208)	—	(402,928)	—		(410,110)	—
Institutional class of shares	(729)	—	(503,254)	—		(276,634)	—
Retirement class R-3 of shares	(641)	—	(154,574)	—		(292,686)	—
Retirement class R-6 of shares	(13,016)	—	(1,604,876)	—		(1,793,405)	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(302)	—	(215,030)	—		(157,772)	—
Institutional class of shares	(162)	—	(246,113)	—		(98,536)	—
Retirement class R-3 of shares	(175)	—	(91,471)	—		(123,276)	—
Retirement class R-6 of shares	(2,585)	—	(747,767)	—		(606,593)	—

Change in net assets resulting from distributions to shareholders	(18,818)	—	(3,966,013)	—		(3,759,012)	—

Capital stock transactions:
Proceeds from sale of shares	4,793,642	1,117,065	28,756,651	164,350,746	(3)	29,590,644	163,778,537	(3)
Net asset value of shares issued to shareholders in payment of distributions declared	18,818	—	3,966,013	—		3,759,012	—
Cost of shares redeemed	(946,728)	(366,957)	(38,862,100)	(7,869,795)		(30,816,952)	(8,763,252)

Change in net assets resulting from capital stock transactions	3,865,732	750,108	(6,139,436)	156,480,951		2,532,704	155,015,285

Change in net assets	3,663,408	780,053	(11,839,649)	158,803,127		(4,042,749)	158,234,556

Net assets:
Beginning of period	780,053	—	158,803,127	—		158,234,556	—

End of period	$4,443,461	$780,053	$146,963,478	$158,803,127		$154,191,807	$158,234,556

Undistributed net investment income included in net assets at end of period	$15,451	$1,743	$2,123,025	$885,448		$1,686,550	$715,744

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(3)	Includes paid-in-capital, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of June 1, 2014. See In-Kind Transfers in Note 4 of the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

33

Statements of Changes in Net Assets	BMO Funds

	Balanced Allocation Fund			Growth Allocation Fund			Aggressive Allocation Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014 (1)		Year Ended August 31, 2015	Period Ended August 31, 2014 (1)		Year Ended August 31, 2015	Period Ended August 31, 2014 (1)
Change in net assets resulting from:

Operations:
Net investment income	$9,328,269	$1,989,859		$1,880,459	$320,349		$2,229,126	$263,995
Net realized gain on investments	34,485,101	1,879,959		9,520,494	388,341		16,008,062	569,370
Net change in unrealized appreciation/depreciation on investments	(56,561,320)	11,351,850		(16,236,823)	3,941,365		(24,906,848)	5,499,242

Change in net assets resulting from operations	(12,747,950)	15,221,668		(4,835,870)	4,650,055		(6,669,660)	6,332,607

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(2,909,419)	—		(696,737)	—		(1,043,835)	—
Institutional class of shares	(1,372,958)	—		(264,749)	—		(490,234)	—
Retirement class R-3 of shares	(677,457)	—		(409,958)	—		(237,316)	—
Retirement class R-6 of shares	(5,537,512)	—		(1,086,800)	—		(1,452,470)	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(1,128,902)	—		(136,573)	—		(256,288)	—
Institutional class of shares	(489,713)	—		(47,764)	—		(111,509)	—
Retirement class R-3 of shares	(285,267)	—		(88,876)	—		(63,876)	—
Retirement class R-6 of shares	(1,883,488)	—		(185,451)	—		(315,973)	—

Change in net assets resulting from distributions to shareholders	(14,284,716)	—		(2,916,908)	—		(3,971,501)	—

Capital stock transactions:
Proceeds from sale of shares	77,001,090	592,771,447	(2)	33,760,854	154,470,005	(2)	129,770,330 (3)	179,199,755	(2)
Net asset value of shares issued to shareholders in payment of distributions declared	14,284,716	—		2,916,908	—		3,971,501	—
Cost of shares redeemed	(132,510,380)	(14,881,172)		(26,850,099)	(6,289,732)		(51,445,710)	(5,842,063)

Change in net assets resulting from capital stock transactions	(41,224,574)	577,890,275		9,827,663	148,180,273		82,296,121	173,357,692

Change in net assets	(68,257,240)	593,111,943		2,074,885	152,830,328		71,654,960	179,690,299

Net assets:
Beginning of period	593,111,943	—		152,830,328	—		179,690,299	—

End of period	$524,854,703	$593,111,943		$154,905,213	$152,830,328		$251,345,259	$179,690,299

Undistributed net investment income included in net assets at end of period	$4,303,993	$2,018,720		$883,507	$346,689		$883,144	$291,880

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of June 1, 2014. See In-Kind Transfers in Note 4 of the Notes to Financial Statements for additional information.
(3)	Includes paid-in-capital received from a non-taxable in-kind subscription merger of the BMO Aggressive Stock Fund effective as of the close of business on December 19, 2014. See Note 10, Reorganization Information, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

34

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (2)
2010 Fund
2015	$11.05	$0.24	$(0.44)	$(0.20)	$(0.29)	$(0.54)	$(0.83)	$10.02	(1.94)%	1.03%	0.33%	1.96%	$4,804	53%
2014	10.00	0.20	0.99	1.19	(0.12)	(0.02)	(0.14)	11.05	12.03	1.08	0.33	1.92	7,120	45
2015 Fund
2015	10.74	0.11	(0.35)	(0.24)	(0.06)	—	(0.06)	10.44	(2.27)	4.21	0.33	1.54	632	83
2014(5)	10.00	0.02	0.72	0.74	—	—	—	10.74	7.40	73.54	0.33	1.23	229	29
2020 Fund
2015	11.34	0.18	(0.46)	(0.28)	(0.25)	(0.32)	(0.57)	10.49	(2.58)	0.59	0.33	1.64	21,331	37
2014	10.00	0.18	1.35	1.53	(0.15)	(0.04)	(0.19)	11.34	15.43	0.63	0.33	1.72	32,064	35
2025 Fund
2015	10.78	0.06	(0.37)	(0.31)	(0.05)	—	(0.05)	10.42	(2.89)	1.26	0.33	1.04	1,676	53
2014(5)	10.00	0.01	0.77	0.78	—	—	—	10.78	7.80	24.60	0.33	0.56	289	22
2030 Fund
2015	11.61	0.15	(0.49)	(0.34)	(0.18)	(0.25)	(0.43)	10.84	(3.07)	0.59	0.37	1.30	23,332	45
2014	10.00	0.15	1.66	1.81	(0.18)	(0.02)	(0.20)	11.61	18.26	0.66	0.37	1.40	33,059	29
2035 Fund
2015	10.71	0.01	(0.38)	(0.37)	(0.01)	—	(0.01)	10.33	(3.43)	1.29	0.37	0.26	870	96
2014(5)	10.00	0.00	0.71	0.71	—	—	—	10.71	7.10	23.63	0.37	0.16	348	29
2040 Fund
2015	11.75	0.12	(0.51)	(0.39)	(0.20)	(0.24)	(0.44)	10.92	(3.46)	0.67	0.36	1.14	12,852	36
2014	10.00	0.14	1.82	1.96	(0.19)	(0.02)	(0.21)	11.75	19.81	0.76	0.36	1.45	18,090	22
2045 Fund
2015	10.84	(0.01)	(0.34)	(0.35)	(0.01)	—	(0.01)	10.48	(3.27)	2.14	0.36	0.26	1,142	95
2014(5)	10.00	0.00	0.84	0.84	—	—	—	10.84	8.40	33.37	0.36	0.04	154	35
2050 Fund
2015	11.76	0.12	(0.50)	(0.38)	(0.19)	(0.23)	(0.42)	10.96	(3.37)	0.84	0.36	1.06	10,275	39
2014	10.00	0.14	1.81	1.95	(0.17)	(0.02)	(0.19)	11.76	19.69	1.08	0.36	1.36	11,231	28
2055 Fund
2015	10.85	0.06	(0.42)	(0.36)	(0.06)	(0.02)	(0.08)	10.41	(3.33)	6.91	0.36	0.57	1,049	61
2014(5)	10.00	0.00	0.85	0.85	—	—	—	10.85	8.50	50.05	0.36	0.07	143	123
Conservative Allocation Fund
2015	10.14	0.20	(0.34)	(0.14)	(0.16)	(0.08)	(0.24)	9.76	(1.37)	0.57	0.33	1.97	23,598	39
2014(6)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Allocation Fund
2015	10.20	0.17	(0.36)	(0.19)	(0.17)	(0.06)	(0.23)	9.78	(1.89)	0.57	0.30	1.72	22,595	30
2014(6)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8
Balanced Allocation Fund
2015	10.26	0.15	(0.39)	(0.24)	(0.17)	(0.07)	(0.24)	9.78	(2.41)	0.47	0.33	1.38	157,207	29
2014(6)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Growth Allocation Fund
2015	10.31	0.11	(0.41)	(0.30)	(0.16)	(0.03)	(0.19)	9.82	(2.95)	0.57	0.30	1.10	43,023	20
2014(6)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Aggressive Allocation Fund
2015	10.36	0.12	(0.41)	(0.29)	(0.18)	(0.04)	(0.22)	9.85	(2.79)	0.53	0.34	0.73	83,064	44
2014(6)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

35

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (2)
2010 Fund
2015	$11.07	$0.50	$(0.68)	$(0.18)	$(0.31)	$(0.53)	$(0.84)	$10.05	(1.73)%	0.78%	0.08%	2.25%	$275	53%
2014	10.00	0.22	1.00	1.22	(0.13)	(0.02)	(0.15)	11.07	12.32	0.83	0.08	2.10	931	45
2015 Fund
2015	10.77	0.20	(0.42)	(0.22)	(0.07)	—	(0.07)	10.48	(2.10)	3.96	0.08	1.85	108	83
2014(5)	10.00	0.05	0.72	0.77	—	—	—	10.77	7.70	73.29	0.08	1.68	105	29
2020 Fund
2015	11.36	0.24	(0.49)	(0.25)	(0.28)	(0.32)	(0.60)	10.51	(2.33)	0.34	0.08	1.78	5,264	37
2014	10.00	0.22	1.34	1.56	(0.16)	(0.04)	(0.20)	11.36	15.73	0.38	0.08	2.11	3,240	35
2025 Fund
2015	10.80	0.08	(0.36)	(0.28)	(0.05)	—	(0.05)	10.47	(2.59)	1.01	0.08	1.35	611	53
2014(5)	10.00	0.08	0.72	0.80	—	—	—	10.80	8.00	24.35	0.08	1.11	3	22
2030 Fund
2015	11.63	0.24	(0.56)	(0.32)	(0.19)	(0.25)	(0.44)	10.87	(2.85)	0.34	0.12	1.43	2,867	45
2014	10.00	0.18	1.66	1.84	(0.19)	(0.02)	(0.21)	11.63	18.55	0.41	0.12	1.70	5,286	29
2035 Fund
2015	10.72	0.03	(0.37)	(0.34)	(0.01)	—	(0.01)	10.37	(3.14)	1.04	0.12	1.01	67	96
2014(5)	10.00	0.05	0.67	0.72	—	—	—	10.72	7.20	23.38	0.12	0.70	4	29
2040 Fund
2015	11.77	0.18	(0.54)	(0.36)	(0.23)	(0.24)	(0.47)	10.94	(3.23)	0.42	0.11	1.35	2,444	36
2014	10.00	0.17	1.82	1.99	(0.20)	(0.02)	(0.22)	11.77	20.10	0.51	0.11	1.45	3,602	22
2045 Fund
2015	10.86	0.03	(0.36)	(0.33)	(0.01)	—	(0.01)	10.52	(3.05)	1.89	0.11	0.96	112	95
2014(5)	10.00	0.04	0.82	0.86	—	—	—	10.86	8.60	33.12	0.11	0.51	3	35
2050 Fund
2015	11.78	0.17	(0.52)	(0.35)	(0.21)	(0.23)	(0.44)	10.99	(3.07)	0.59	0.11	1.30	1,908	39
2014	10.00	0.17	1.81	1.98	(0.18)	(0.02)	(0.20)	11.78	19.98	0.83	0.11	1.48	3,007	28
2055 Fund
2015	10.87	0.09	(0.42)	(0.33)	(0.07)	(0.02)	(0.09)	10.45	(3.05)	6.66	0.11	0.91	190	61
2014(5)	10.00	0.03	0.84	0.87	—	—	—	10.87	8.70	49.80	0.11	0.97	106	123
Conservative Allocation Fund
2015	10.15	0.23	(0.35)	(0.12)	(0.17)	(0.09)	(0.26)	9.77	(1.22)	0.32	0.08	2.23	29,104	39
2014(6)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08	1.41	29,082	10
Moderate Allocation Fund
2015	10.21	0.21	(0.38)	(0.17)	(0.18)	(0.07)	(0.25)	9.79	(1.75)	0.32	0.05	1.95	16,112	30
2014(6)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05	1.82	17,704	8
Balanced Allocation Fund
2015	10.26	0.17	(0.39)	(0.22)	(0.19)	(0.06)	(0.25)	9.79	(2.17)	0.22	0.08	1.59	81,475	29
2014(6)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08	1.39	79,584	6
Growth Allocation Fund
2015	10.32	0.15	(0.42)	(0.27)	(0.18)	(0.03)	(0.21)	9.84	(2.72)	0.32	0.05	1.32	15,252	20
2014(6)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05	0.96	18,598	6
Aggressive Allocation Fund
2015	10.37	0.14	(0.40)	(0.26)	(0.19)	(0.05)	(0.24)	9.87	(2.55)	0.28	0.09	1.06	31,770	44
2014(6)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11	0.66	27,401	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

36

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
2010 Fund
2015	$11.03	$0.19	$(0.42)	$(0.23)	$(0.26)	$(0.53)	$(0.79)	$10.01	(2.24)%	1.28%	0.58%	1.76%	$2,149	53%
2014	10.00	0.19	0.98	1.17	(0.12)	(0.02)	(0.14)	11.03	11.74	1.33	0.58	1.64	4,283	45
2015 Fund
2015	10.72	0.09	(0.36)	(0.27)	(0.04)	—	(0.04)	10.41	(2.50)	4.46	0.58	1.33	221	83
2014(5)	10.00	0.03	0.69	0.72	—	—	—	10.72	7.20	73.79	0.58	1.18	105	29
2020 Fund
2015	11.33	0.17	(0.48)	(0.31)	(0.22)	(0.32)	(0.54)	10.48	(2.88)	0.84	0.58	1.39	15,177	37
2014	10.00	0.15	1.36	1.51	(0.14)	(0.04)	(0.18)	11.33	15.23	0.88	0.58	1.28	23,025	35
2025 Fund
2015	10.76	0.03	(0.36)	(0.33)	(0.05)	—	(0.05)	10.38	(3.06)	1.51	0.58	0.74	1,388	53
2014(5)	10.00	0.04	0.72	0.76	—	—	—	10.76	7.60	24.85	0.58	0.59	2	22
2030 Fund
2015	11.59	0.13	(0.51)	(0.38)	(0.14)	(0.25)	(0.39)	10.82	(3.39)	0.84	0.62	1.09	12,812	45
2014	10.00	0.13	1.65	1.78	(0.17)	(0.02)	(0.19)	11.59	17.98	0.91	0.62	1.21	20,329	29
2035 Fund
2015	10.68	(0.03)	(0.36)	(0.39)	(0.02)	—	(0.02)	10.27	(3.65)	1.54	0.62	(0.13)	734	96
2014(5)	10.00	0.01	0.67	0.68	—	—	—	10.68	6.80	23.88	0.62	0.19	3	29
2040 Fund
2015	11.72	0.10	(0.50)	(0.40)	(0.17)	(0.24)	(0.41)	10.91	(3.57)	0.92	0.61	0.92	7,748	36
2014	10.00	0.11	1.82	1.93	(0.19)	(0.02)	(0.21)	11.72	19.42	1.01	0.61	0.97	11,429	22
2045 Fund
2015	10.82	(0.07)	(0.31)	(0.38)	(0.02)	—	(0.02)	10.42	(3.53)	2.39	0.61	(0.90)	746	95
2014(5)	10.00	0.00	0.82	0.82	—	—	—	10.82	8.20	33.62	0.61	0.01	3	35
2050 Fund
2015	11.74	0.09	(0.50)	(0.41)	(0.15)	(0.23)	(0.38)	10.95	(3.57)	1.09	0.61	0.81	5,072	39
2014	10.00	0.11	1.82	1.93	(0.17)	(0.02)	(0.19)	11.74	19.40	1.33	0.61	0.87	6,826	28
2055 Fund
2015	10.84	0.03	(0.41)	(0.38)	(0.06)	(0.02)	(0.08)	10.38	(3.55)	7.16	0.61	0.14	395	61
2014(5)	10.00	0.01	0.83	0.84	—	—	—	10.84	8.40	50.30	0.61	0.44	54	123
Conservative Allocation Fund
2015	10.14	0.20	(0.37)	(0.17)	(0.15)	(0.08)	(0.23)	9.74	(1.72)	0.82	0.58	1.74	7,624	39
2014(6)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Allocation Fund
2015	10.20	0.15	(0.37)	(0.22)	(0.16)	(0.06)	(0.22)	9.76	(2.23)	0.82	0.55	1.45	22,279	30
2014(6)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8
Balanced Allocation Fund
2015	10.25	0.12	(0.38)	(0.26)	(0.16)	(0.07)	(0.23)	9.76	(2.64)	0.72	0.58	1.15	38,677	29
2014(6)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Growth Allocation Fund
2015	10.30	0.09	(0.40)	(0.31)	(0.15)	(0.03)	(0.18)	9.81	(3.10)	0.82	0.55	0.83	28,903	20
2014(6)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Aggressive Allocation Fund
2015	10.35	0.10	(0.40)	(0.30)	(0.17)	(0.04)	(0.21)	9.84	(2.94)	0.78	0.59	0.48	22,578	44
2014(6)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

37

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)(7)	Net investment income (2)
2010 Fund
2015	$11.08	$0.29	$(0.45)	$(0.16)	$(0.34)	$(0.53)	$(0.87)	$10.05	(1.54)%	0.63%	0.00%	2.35%	$16,611	53%
2014	10.00	0.25	0.99	1.24	(0.14)	(0.02)	(0.16)	11.08	12.47	0.68	0.00	2.31	20,128	45
2015 Fund
2015	10.78	0.13	(0.34)	(0.21)	(0.07)	—	(0.07)	10.50	(1.92)	3.81	0.00	1.94	4,234	83
2014(5)	10.00	0.08	0.70	0.78	—	—	—	10.78	7.80	73.14	0.00	1.75	174	29
2020 Fund
2015	11.38	0.25	(0.50)	(0.25)	(0.29)	(0.32)	(0.61)	10.52	(2.28)	0.19	0.00	1.98	53,085	37
2014	10.00	0.22	1.36	1.58	(0.16)	(0.04)	(0.20)	11.38	15.98	0.23	0.00	1.97	59,502	35
2025 Fund
2015	10.81	0.09	(0.35)	(0.26)	(0.07)	—	(0.07)	10.48	(2.45)	0.86	0.00	1.48	26,042	53
2014(5)	10.00	0.05	0.76	0.81	—	—	—	10.81	8.10	24.20	0.00	1.39	1,363	22
2030 Fund
2015	11.64	0.16	(0.46)	(0.30)	(0.22)	(0.25)	(0.47)	10.87	(2.70)	0.19	0.00	1.57	60,302	45
2014	10.00	0.19	1.66	1.85	(0.19)	(0.02)	(0.21)	11.64	18.70	0.26	0.00	1.50	48,829	29
2035 Fund
2015	10.73	0.04	(0.36)	(0.32)	(0.03)	—	(0.03)	10.38	(2.99)	0.89	0.00	0.97	27,613	96
2014(5)	10.00	0.04	0.69	0.73	—	—	—	10.73	7.30	23.23	0.00	1.06	1,201	29
2040 Fund
2015	11.78	0.16	(0.50)	(0.34)	(0.24)	(0.24)	(0.48)	10.96	(2.98)	0.27	0.00	1.45	40,193	36
2014	10.00	0.18	1.83	2.01	(0.21)	(0.02)	(0.23)	11.78	20.26	0.36	0.00	1.39	39,760	22
2045 Fund
2015	10.87	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)	10.53	(2.91)	1.74	0.00	0.85	13,046	95
2014(5)	10.00	0.04	0.83	0.87	—	—	—	10.87	8.70	32.97	0.00	0.93	895	35
2050 Fund
2015	11.80	0.14	(0.48)	(0.34)	(0.23)	(0.23)	(0.46)	11.00	(2.99)	0.44	0.00	1.37	22,487	39
2014	10.00	0.18	1.83	2.01	(0.19)	(0.02)	(0.21)	11.80	20.24	0.68	0.00	1.39	17,346	28
2055 Fund
2015	10.89	0.07	(0.39)	(0.32)	(0.08)	(0.02)	(0.10)	10.47	(2.96)	6.51	0.00	0.90	2,809	61
2014(5)	10.00	0.03	0.86	0.89	—	—	—	10.89	8.90	49.65	0.00	0.84	477	123
Conservative Allocation Fund
2015	10.15	0.25	(0.34)	(0.09)	(0.19)	(0.08)	(0.27)	9.79	(0.94)	0.17	0.00	2.38	86,637	39
2014(6)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Allocation Fund
2015	10.21	0.21	(0.37)	(0.16)	(0.19)	(0.06)	(0.25)	9.80	(1.56)	0.17	0.00	2.11	93,206	30
2014(6)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8
Balanced Allocation Fund
2015	10.27	0.18	(0.39)	(0.21)	(0.19)	(0.07)	(0.26)	9.80	(2.08)	0.07	0.00	1.78	247,496	29
2014(6)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Growth Allocation Fund
2015	10.32	0.16	(0.41)	(0.25)	(0.19)	(0.03)	(0.22)	9.85	(2.52)	0.17	0.00	1.47	67,727	20
2014(6)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Aggressive Allocation Fund
2015	10.37	0.17	(0.41)	(0.24)	(0.21)	(0.04)	(0.25)	9.88	(2.37)	0.12	0.00	1.12	113,933	44
2014(6)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(7)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.

(See Notes which are an integral part of the Financial Statements)

38

August 31, 2015

Notes to Financial Statements	BMO Funds

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2015, the Corporation consisted of 43 portfolios. As of August 31, 2015, this annual report includes 10 target retirement and 5 target risk diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), each with Investor, Institutional, Retirement R-3 and Retirement R-6 classes of shares. As of August 31, 2015, the Corporation also consisted of 28 other portfolios whose annual report is available under a separate cover. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

BMO Fund names as displayed throughout this report	Fund Inception Date	Investment Objective
Target Retirement
2010 Fund	August 30, 2013	The investment objective of each Target Retirement Fund is to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
2015 Fund	December 27, 2013
2020 Fund	August 30, 2013
2025 Fund	December 27, 2013
2030 Fund	August 30, 2013
2035 Fund	December 27, 2013
2040 Fund	August 30, 2013
2045 Fund	December 27, 2013
2050 Fund	August 30, 2013
2055 Fund	December 27, 2013
Target Risk
Conservative Allocation Fund*	May 30, 2014	To provide total return primarily from income, secondarily from appreciation.
Moderate Allocation Fund*	May 30, 2014	To provide total investment return from income and appreciation.
Balanced Allocation Fund*	May 30, 2014	To provide total investment return from income and appreciation.
Growth Allocation Fund*	May 30, 2014	To provide total investment return from income and appreciation.
Aggressive Allocation Fund*	May 30, 2014	To provide total investment return primarily from appreciation, secondarily from income.

*	Name changes effective December 19, 2014. Prior to December 19, 2014, these Funds were known as the BMO Diversified Income Fund, BMO Moderate Balanced Fund, BMO Growth Balanced Fund, BMO Aggressive Allocation Fund and BMO Diversified Stock Fund, respectively.

The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

Target Risk Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation Fund	10%–30%	70%–100%	0%–10%
Moderate Allocation Fund	30%–50%	50%–70%	0%–10%
Balanced Allocation Fund	50%–70%	30%–50%	0%–10%
Growth Allocation Fund	70%–90%	10%–30%	0%–10%
Aggressive Allocation Fund	90%–100%	0%	0%–10%

Each Fund seeks to achieve its investment objectives by investing in a mix of BMO Funds and unaffiliated mutual funds. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Each Fund is considered a “fund of funds” because it invests in other mutual funds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.

2.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value

39

Notes to Financial Statements (continued)

determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

The Pricing Committee may determine that a security needs to be fair valued. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.

Investment Income, Expenses, and Distributions—Investment income and expenses are accrued daily. The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration, and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Securities of Other Investment Companies & Underlying Fund Investment Risk—The Funds may invest in the securities of other investment companies, including exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurement

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs) and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurement to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. The Funds did not hold any Level 2 or Level 3 securities as of August 31, 2015.

40

BMO Funds

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ assets:

	2010 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$23,445,046	$—	$—	$23,445,046
Short-Term Investments	366,785	—	—	366,785

Total	$23,811,831	$—	$—	$23,811,831

	2015 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$5,103,544	$—	$—	$5,103,544
Short-Term Investments	78,523	—	—	78,523

Total	$5,182,067	$—	$—	$5,182,067

	2020 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$93,907,569	$—	$—	$93,907,569
Short-Term Investments	965,999	—	—	965,999

Total	$94,873,568	$—	$—	$94,873,568

	2025 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$29,225,027	$—	$—	$29,225,027
Short-Term Investments	440,254	—	—	440,254

Total	$29,665,281	$—	$—	$29,665,281

	2030 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$98,118,879	$—	$—	$98,118,879
Short-Term Investments	1,040,488	—	—	1,040,488

Total	$99,159,367	$—	$—	$99,159,367

	2035 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$28,869,239	$—	$—	$28,869,239
Short-Term Investments	443,036	—	—	443,036

Total	$29,312,275	$—	$—	$29,312,275

	2040 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$62,587,684	$—	$—	$62,587,684
Short-Term Investments	669,469	—	—	669,469

Total	$63,257,153	$—	$—	$63,257,153

	2045 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$14,734,361	$—	$—	$14,734,361
Short-Term Investments	303,712	—	—	303,712

Total	$15,038,073	$—	$—	$15,038,073

	2050 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$39,024,546	$—	$—	$39,024,546
Short-Term Investments	636,169	—	—	636,169

Total	$39,660,715	$—	$—	$39,660,715

	2055 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,298,657	$—	$—	$4,298,657
Short-Term Investments	117,595	—	—	117,595

Total	$4,416,252	$—	$—	$4,416,252

	Conservative Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$145,134,046	$—	$—	$145,134,046
Short-Term Investments	1,647,374	—	—	1,647,374

Total	$146,781,420	$—	$—	$146,781,420

	Moderate Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$152,223,696	$—	$—	$152,223,696
Short-Term Investments	1,792,804	—	—	1,792,804

Total	$154,016,500	$—	$—	$154,016,500

	Balanced Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$517,738,883	$—	$—	$517,738,883
Short-Term Investments	6,132,819	—	—	6,132,819

Total	$523,871,702	$—	$—	$523,871,702

	Growth Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$153,015,539	$—	$—	$153,015,539
Short-Term Investments	1,633,049	—	—	1,633,049

Total	$154,648,588	$—	$—	$154,648,588

	Aggressive Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$248,944,681	$—	$—	$248,944,681
Short-Term Investments	2,652,702	—	—	2,652,702

Total	$251,597,383	$—	$—	$251,597,383

41

Notes to Financial Statements (continued)

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	2010 Fund		2015 Fund		2020 Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Year Ended August 31, 2014
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$2,553,201	$8,444,326 (2)	$429,164	$227,520	$5,536,279	$36,263,814 (2)
Institutional class of shares	252,410	923,868 (2)	5,628	102,500	3,913,111	3,583,055 (2)
Retirement class R-3 of shares	1,685,053	5,408,352 (2)	133,225	102,500	3,123,675	25,200,708 (2)
Retirement class R-6 of shares	4,826,780	23,584,300 (2)	6,535,738	442,187	15,778,753	61,485,469 (2)

Net proceeds from sale of shares	9,317,444	38,360,846	7,103,755	874,707	28,351,818	126,533,046
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	512,602	89,569	1,560	—	1,637,504	536,963
Institutional class of shares	31,528	11,473	637	—	177,322	53,586
Retirement class R-3 of shares	283,852	61,234	574	—	1,003,886	336,026
Retirement class R-6 of shares	1,350,769	307,966	36,070	—	2,758,969	955,502

Net proceeds from shares issued	2,178,751	470,242	38,841	—	5,577,681	1,882,077
Cost of shares redeemed:
Investor class of shares	(4,770,741)	(2,064,040)	(10,509)	(1,167)	(15,828,088)	(8,518,577)
Institutional class of shares	(897,324)	(86,766)	(1)	—	(1,742,714)	(743,132)
Retirement class R-3 of shares	(3,746,584)	(1,649,534)	(11,244)	—	(10,627,609)	(5,173,982)
Retirement class R-6 of shares	(8,073,712)	(5,872,291)	(2,430,695)	(274,889)	(20,890,087)	(9,692,245)

Net cost of shares redeemed	(17,488,361)	(9,672,631)	(2,452,449)	(276,056)	(49,088,498)	(24,127,936)

Net change resulting from fund share transactions in dollars	$(5,992,166)	$29,158,457	$4,690,147	$598,651	$(15,158,999)	$104,287,187

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	242,367	830,271 (2)	39,990	21,482	502,747	3,561,428 (2)
Institutional class of shares	23,535	91,093 (2)	517	9,729	355,799	348,726 (2)
Retirement class R-3 of shares	157,157	536,623 (2)	12,414	9,756	283,520	2,480,350 (2)
Retirement class R-6 of shares	463,921	2,340,155 (2)	607,578	42,890	1,445,729	6,042,340 (2)

Net sale of shares	886,980	3,798,142	660,499	83,857	2,587,795	12,432,844
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	50,403	8,596	146	—	152,326	50,609
Institutional class of shares	3,097	1,101	60	—	16,495	5,051
Retirement class R-3 of shares	27,883	5,877	54	—	93,298	31,670
Retirement class R-6 of shares	132,819	29,555	3,374	—	256,410	90,057

Net shares issued	214,202	45,129	3,634	—	518,529	177,387
Shares redeemed:
Investor class of shares	(457,492)	(194,681)	(976)	(109)	(1,447,608)	(785,722)
Institutional class of shares	(83,315)	(8,166)	—	—	(156,644)	(68,669)
Retirement class R-3 of shares	(358,566)	(154,354)	(1,040)	—	(961,216)	(479,196)
Retirement class R-6 of shares	(759,711)	(553,682)	(223,913)	(26,698)	(1,887,513)	(902,430)

Net shares redeemed	(1,659,084)	(910,883)	(225,929)	(26,807)	(4,452,981)	(2,236,017)

Net change resulting from fund share transactions in shares	(557,902)	2,932,388	438,204	57,050	(1,346,657)	10,374,214

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013.

42

BMO Funds

	2025 Fund		2030 Fund		2035 Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Period Ended August 31, 2014(1)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$1,586,365	$298,772	$7,013,564	$34,938,990 (2)	$729,095	$375,467
Institutional class of shares	642,649	2,500	1,964,022	5,469,509 (2)	71,433	3,500
Retirement class R-3 of shares	1,600,512	2,500	2,657,521	22,789,755 (2)	796,104	2,500
Retirement class R-6 of shares	27,077,285	1,316,991	27,099,797	48,088,165 (2)	29,984,647	1,196,466

Net proceeds from sale of shares	30,906,811	1,620,763	38,734,904	111,286,419	31,581,279	1,577,933
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	1,967	—	1,251,461	552,937	644	—
Institutional class of shares	13	—	118,666	101,230	5	—
Retirement class R-3 of shares	1,644	—	661,311	364,920	634	—
Retirement class R-6 of shares	140,483	—	2,463,598	675,055	70,546	—

Net proceeds from shares issued	144,107	—	4,495,036	1,694,142	71,829	—
Cost of shares redeemed:
Investor class of shares	(142,754)	(14,966)	(16,119,882)	(6,916,070)	(180,026)	(34,900)
Institutional class of shares	(5,055)	—	(4,314,720)	(1,034,034)	(4,526)	—
Retirement class R-3 of shares	(149,080)	—	(9,870,793)	(5,574,411)	(32,471)	—
Retirement class R-6 of shares	(1,768,523)	(8,506)	(13,813,522)	(5,613,581)	(2,670,849)	(49,221)

Net cost of shares redeemed	(2,065,412)	(23,472)	(44,118,917)	(19,138,096)	(2,887,872)	(84,121)

Net change resulting from fund share transactions in dollars	$28,985,506	$1,597,291	$(888,977)	$93,842,465	$28,765,236	$1,493,812

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	146,929	28,228	615,955	3,417,671 (2)	68,499	35,809
Institutional class of shares	58,534	250	172,856	537,594 (2)	6,520	350
Retirement class R-3 of shares	147,004	250	233,694	2,228,554 (2)	74,119	250
Retirement class R-6 of shares	2,508,756	126,860	2,354,977	4,652,066 (2)	2,788,354	116,656

Net sale of shares	2,861,223	155,588	3,377,482	10,835,885	2,937,492	153,065
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	184	—	112,038	51,245	60	—
Institutional class of shares	1	—	10,614	9,382	1	—
Retirement class R-3 of shares	154	—	59,151	33,820	59	—
Retirement class R-6 of shares	13,080	—	220,555	62,563	6,587	—

Net shares issued	13,419	—	402,358	157,010	6,707	—
Shares redeemed:
Investor class of shares	(13,120)	(1,421)	(1,423,231)	(620,827)	(16,867)	(3,324)
Institutional class of shares	(458)	—	(374,363)	(92,342)	(409)	—
Retirement class R-3 of shares	(13,697)	—	(863,781)	(507,796)	(2,969)	—
Retirement class R-6 of shares	(162,853)	(800)	(1,223,538)	(519,721)	(247,165)	(4,677)

Net shares redeemed	(190,128)	(2,221)	(3,884,913)	(1,740,686)	(267,410)	(8,001)

Net change resulting from fund share transactions in shares	2,684,514	153,367	(105,073)	9,252,209	2,676,789	145,064

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013.

43

Notes to Financial Statements (continued)

	2040 Fund		2045 Fund		2050 Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Year Ended August 31, 2014
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$5,453,708	$21,764,442 (2)	$1,112,090	$152,476	$4,228,983	$13,318,979 (2)
Institutional class of shares	1,096,925	3,510,144 (2)	116,310	2,500	1,066,096	3,088,804 (2)
Retirement class R-3 of shares	2,439,717	12,049,884 (2)	812,631	2,500	1,786,394	7,322,551 (2)
Retirement class R-6 of shares	10,991,987	38,356,450 (2)	14,036,821	936,679	10,762,479	18,242,822 (2)

Net proceeds from sale of shares	19,982,337	75,680,920	16,077,852	1,094,155	17,843,952	41,973,156
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	699,560	376,202	138	—	427,602	191,364
Institutional class of shares	126,814	61,347	2	—	104,466	50,138
Retirement class R-3 of shares	392,452	205,955	589	—	221,346	103,047
Retirement class R-6 of shares	1,736,664	614,276	27,041	—	848,234	222,871

Net proceeds from shares issued	2,955,490	1,257,780	27,770	—	1,601,648	567,420
Cost of shares redeemed:
Investor class of shares	(10,354,982)	(7,024,739)	(80,294)	(1,440)	(4,855,407)	(4,013,466)
Institutional class of shares	(2,201,952)	(446,128)	(783)	—	(2,137,292)	(578,907)
Retirement class R-3 of shares	(5,937,625)	(2,509,029)	(35,159)	—	(3,412,701)	(1,590,524)
Retirement class R-6 of shares	(9,249,501)	(4,332,719)	(1,423,812)	(80,987)	(4,838,011)	(3,229,002)

Net cost of shares redeemed	(27,744,060)	(14,312,615)	(1,540,048)	(82,427)	(15,243,411)	(9,411,899)

Net change resulting from fund share transactions in dollars	$(4,806,233)	$62,626,085	$14,565,574	$1,011,728	$4,202,189	$33,128,677

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	474,203	2,130,692 (2)	102,004	14,385	366,132	1,293,640 (2)
Institutional class of shares	94,942	340,527 (2)	10,445	250	92,321	301,847 (2)
Retirement class R-3 of shares	212,967	1,179,810 (2)	74,574	250	155,015	713,221 (2)
Retirement class R-6 of shares	951,253	3,708,666 (2)	1,283,748	89,874	923,693	1,743,673 (2)

Net sale of shares	1,733,365	7,359,695	1,470,771	104,759	1,537,161	4,052,381
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	61,853	34,577	13	—	37,674	17,556
Institutional class of shares	11,213	5,638	—	—	9,204	4,600
Retirement class R-3 of shares	34,700	18,930	55	—	19,502	9,454
Retirement class R-6 of shares	153,551	56,459	2,485	—	74,734	20,447

Net shares issued	261,317	115,604	2,553	—	141,114	52,057
Shares redeemed:
Investor class of shares	(899,332)	(625,138)	(7,291)	(137)	(421,096)	(356,507)
Institutional class of shares	(188,879)	(40,068)	(69)	—	(183,009)	(51,293)
Retirement class R-3 of shares	(512,014)	(223,919)	(3,238)	—	(292,448)	(141,433)
Retirement class R-6 of shares	(811,474)	(389,814)	(129,275)	(7,522)	(424,080)	(293,759)

Net shares redeemed	(2,411,699)	(1,278,939)	(139,873)	(7,659)	(1,320,633)	(842,992)

Net change resulting from fund share transactions in shares	(417,017)	6,196,360	1,333,451	97,100	357,642	3,261,446

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013.

44

BMO Funds

	2055 Fund		Conservative Allocation Fund		Moderate Allocation Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Period Ended August 31, 2014(2)	Year Ended August 31, 2015	Period Ended August 31, 2014(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$1,098,199	$147,602	$4,306,416	$26,863,822 (3)	$2,881,305	$28,973,270 (3)
Institutional class of shares	98,627	102,500	3,370,800	29,561,175 (3)	2,705,694	17,641,173 (3)
Retirement class R-3 of shares	447,023	52,500	1,791,937	11,601,613 (3)	6,777,124	19,840,280 (3)
Retirement class R-6 of shares	3,149,793	814,463	19,287,498	96,324,136 (3)	17,226,521	97,323,814 (3)

Net proceeds from sale of shares	4,793,642	1,117,065	28,756,651	164,350,746	29,590,644	163,778,537
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	1,511	—	617,958	—	567,882	—
Institutional class of shares	891	—	749,367	—	375,169	—
Retirement class R-3 of shares	816	—	246,045	—	415,963	—
Retirement class R-6 of shares	15,600	—	2,352,643	—	2,399,998	—

Net proceeds from shares issued	18,818	—	3,966,013	—	3,759,012	—
Cost of shares redeemed:
Investor class of shares	(155,201)	(8,169)	(6,320,438)	(1,300,117)	(4,759,392)	(4,580,688)
Institutional class of shares	(5,156)	—	(3,012,964)	(907,358)	(4,019,821)	(293,406)
Retirement class R-3 of shares	(82,353)	—	(5,634,372)	(173,905)	(3,930,130)	(270,336)
Retirement class R-6 of shares	(704,018)	(358,788)	(23,894,326)	(5,488,415)	(18,107,609)	(3,618,822)

Net cost of shares redeemed	(946,728)	(366,957)	(38,862,100)	(7,869,795)	(30,816,952)	(8,763,252)

Net change resulting from fund share transactions in dollars	$3,865,732	$750,108	$(6,139,436)	$156,480,951	$2,532,704	$155,015,285

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	101,616	13,900	430,479	2,686,197 (3)	284,984	2,896,349 (3)
Institutional class of shares	8,831	9,729	337,105	2,955,772 (3)	268,603	1,763,202 (3)
Retirement class R-3 of shares	40,547	4,998	179,833	1,159,950 (3)	674,343	1,983,149 (3)
Retirement class R-6 of shares	286,828	78,219	1,932,026	9,626,920 (3)	1,699,470	9,723,962 (3)

Net sale of shares	437,822	106,846	2,879,443	16,428,839	2,927,400	16,366,662
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	140	—	62,673	—	57,016	—
Institutional class of shares	83	—	76,001	—	37,668	—
Retirement class R-3 of shares	76	—	24,954	—	41,763	—
Retirement class R-6 of shares	1,446	—	238,604	—	240,964	—

Net shares issued	1,745	—	402,232	—	377,411	—
Shares redeemed:
Investor class of shares	(14,049)	(754)	(631,714)	(129,634)	(474,178)	(453,086)
Institutional class of shares	(460)	—	(300,982)	(90,373)	(395,336)	(29,109)
Retirement class R-3 of shares	(7,545)	—	(564,945)	(17,272)	(389,879)	(26,717)
Retirement class R-6 of shares	(63,795)	(34,355)	(2,398,228)	(545,404)	(1,799,149)	(358,335)

Net shares redeemed	(85,849)	(35,109)	(3,895,869)	(782,683)	(3,058,542)	(867,247)

Net change resulting from fund share transactions in shares	353,718	71,737	(614,194)	15,646,156	246,269	15,499,415

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(3)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of June 1, 2014.

45

Notes to Financial Statements (continued)

	Balanced Allocation Fund		Growth Allocation Fund		Aggressive Allocation Fund
	Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Period Ended August 31, 2014(1)	Year Ended August 31, 2015	Period Ended August 31, 2014(1)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$9,913,030	$185,451,014 (2)	$5,133,135	$47,489,145 (2)	$38,844,900 (3)	$62,275,294 (2)
Institutional class of shares	22,559,749	78,542,686 (2)	2,658,620	18,535,936 (2)	10,021,134 (3)	26,737,271 (2)
Retirement class R-3 of shares	6,394,929	45,312,699 (2)	3,228,660	30,752,641 (2)	16,598,429 (3)	16,824,331 (2)
Retirement class R-6 of shares	38,133,382	283,465,048 (2)	22,740,439	57,692,283 (2)	64,305,867 (3)	73,362,859 (2)

Net proceeds from sale of shares	77,001,090	592,771,447	33,760,854	154,470,005	129,770,330	179,199,755
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	4,038,321	—	833,310	—	1,300,124	—
Institutional class of shares	1,862,671	—	312,513	—	601,742	—
Retirement class R-3 of shares	962,724	—	498,834	—	301,192	—
Retirement class R-6 of shares	7,421,000	—	1,272,251	—	1,768,443	—

Net proceeds from shares issued	14,284,716	—	2,916,908	—	3,971,501	—
Cost of shares redeemed:
Investor class of shares	(33,716,254)	(5,264,270)	(7,268,277)	(2,404,890)	(16,570,068)	(1,417,088)
Institutional class of shares	(18,567,065)	(995,252)	(5,579,041)	(495,283)	(4,816,804)	(296,705)
Retirement class R-3 of shares	(11,427,399)	(1,751,595)	(4,448,513)	(605,882)	(9,647,034)	(1,188,319)
Retirement class R-6 of shares	(68,799,662)	(6,870,055)	(9,554,268)	(2,783,677)	(20,411,804)	(2,939,951)

Net cost of shares redeemed	(132,510,380)	(14,881,172)	(26,850,099)	(6,289,732)	(51,445,710)	(5,842,063)

Net change resulting from fund share transactions in dollars	$(41,224,574)	$577,890,275	$9,827,663	$148,180,273	$82,296,121	$173,357,692

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	973,466	18,542,806 (2)	495,656	4,747,721 (2)	3,811,043 (3)	6,224,504 (2)
Institutional class of shares	2,208,098	7,852,261 (2)	258,691	1,851,897 (2)	978,980 (3)	2,672,439 (2)
Retirement class R-3 of shares	631,978	4,529,729 (2)	313,743	3,074,328 (2)	1,622,915 (3)	1,681,553 (2)
Retirement class R-6 of shares	3,730,462	28,341,116 (2)	2,194,288	5,762,900 (2)	6,271,303 (3)	7,332,437 (2)

Net sale of shares	7,544,004	59,265,912	3,262,378	15,436,846	12,684,241	17,910,933
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	402,223	—	82,019	—	131,061	—
Institutional class of shares	185,710	—	30,729	—	60,660	—
Retirement class R-3 of shares	95,984	—	49,050	—	30,362	—
Retirement class R-6 of shares	739,880	—	125,221	—	178,271	—

Net shares issued	1,423,797	—	287,019	—	400,354	—
Shares redeemed:
Investor class of shares	(3,321,043)	(520,157)	(709,849)	(235,647)	(1,598,806)	(138,914)
Institutional class of shares	(1,828,408)	(98,268)	(542,103)	(49,233)	(464,405)	(29,289)
Retirement class R-3 of shares	(1,120,626)	(174,198)	(430,551)	(59,360)	(922,935)	(116,952)
Retirement class R-6 of shares	(6,888,647)	(678,772)	(931,824)	(274,212)	(1,965,741)	(289,540)

Net shares redeemed	(13,158,724)	(1,471,395)	(2,614,327)	(618,452)	(4,951,887)	(574,695)

Net change resulting from fund share transactions in shares	(4,190,923)	57,794,517	935,070	14,818,394	8,132,708	17,336,238

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of June 1, 2014.
(3)	Includes paid-in-capital and shares received from a non-taxable in-kind subscription merger of the BMO Aggressive Stock Fund effective as of the close of business on December 19, 2014. See Note 10, Reorganization Information, in the Notes to Financial Statements for additional information.

In-Kind Transfers—On September 1, 2013, the 2010 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund received an in-kind transfer of assets and liabilities from five corresponding affiliated unregistered collective investment trusts previously managed by the Adviser. The transfer was a non-taxable exchange whereby the Funds issued ownership shares equal to the value of the net assets received as of transfer date. For financial reporting purposes, net assets received and shares issued by the Funds were recorded at value and the collective Funds’ historical cost basis was retained as a result of the non-taxable nature of the transfer.

On June 1, 2014, the Conservative Allocation Fund, Moderate Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund received an in-kind transfer of assets and liabilities from five corresponding affiliated unregistered collective investment trusts previously managed by the Adviser. The transfer was a non-taxable exchange whereby the Funds issued ownership shares equal to the value of the net assets received as of transfer date. For financial reporting purposes, net assets received and shares issued by the Funds were recorded at value and the collective Funds’ historical cost basis was retained as a result of the non-taxable nature of the transfer.

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Advisory Fees—The Adviser does not receive an investment advisory fee for the services it performs for the Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the BMO Funds that serve as underlying funds.

Contractual Expense Limitation—The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other

46

BMO Funds

expenses not incurred in the ordinary course of a Fund’s business) from exceeding the levels set out in the table below through December 31, 2016. This agreement may not be terminated prior to December 31, 2016 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Annualized Contractual Expense Limitation Exclusive of Acquired Fund Fees and Expenses								Annualized Contractual Expense Limitation Inclusive of Acquired Fund Fees and Expenses per the Funds’ Prospectus Dated December 29, 2014
Fund	Investor Class		Institutional Class		Retirement Class R-3		Retirement Class R-6(1)		Investor Class	Institutional Class	Retirement Class R-3	Retirement Class R-6(1)
2010 Fund	0.33%		0.08%		0.58%		(0.07)%		0.86%	0.61%	1.11%	0.46%
2015 Fund	0.33		0.08		0.58		(0.07)		0.89	0.64	1.14	0.49
2020 Fund	0.33		0.08		0.58		(0.07)		0.92	0.67	1.17	0.52
2025 Fund	0.33		0.08		0.58		(0.07)		0.93	0.68	1.18	0.53
2030 Fund	0.37		0.12		0.62		(0.03)		1.00	0.75	1.25	0.60
2035 Fund	0.37		0.12		0.62		(0.03)		0.99	0.74	1.24	0.59
2040 Fund	0.36		0.11		0.61		(0.04)		1.00	0.75	1.25	0.60
2045 Fund	0.36		0.11		0.61		(0.04)		0.99	0.74	1.24	0.59
2050 Fund	0.36		0.11		0.61		(0.04)		1.00	0.75	1.25	0.60
2055 Fund	0.36		0.11		0.61		(0.04)		1.00	0.75	1.25	0.60
Conservative Allocation Fund	0.33		0.08		0.58		(0.07)		0.83	0.58	1.08	0.43
Moderate Allocation Fund	0.30		0.05		0.55		(0.10)		0.84	0.59	1.09	0.44
Balanced Allocation Fund	0.33		0.08		0.58		(0.07)		0.90	0.65	1.15	0.50
Growth Allocation Fund	0.30		0.05		0.55		(0.10)		0.91	0.66	1.16	0.51
Aggressive Allocation Fund	0.33	(2)	0.08	(2)	0.58	(2)	(0.07	)(2)	0.97	0.72	1.22	0.57

(1)	As a result of reimbursing expenses including acquired fund expenses, the Adviser reimbursed amounts in excess of the respective share classes operating expenses. The aggregate excess reimbursement is accounted for as “Excess expense reimbursement from investment adviser” on the Statements of Operations.
(2)	Effective December 22, 2014. Prior to December 22, 2014, the annualized contractual expense limitation rates were 0.36%, 0.11%, 0.61% and (0.04)%, respectively.

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, each Fund pays the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts.

Distribution Services Fees—The Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Retirement Class R-3 shares. The Plan provides that the Fund may incur distribution expenses of 0.50% of the average daily net assets of the Fund’s Retirement Class R-3 shares.

Administration Fees—Each Fund pays the Adviser at the annual rate of 0.15% of average daily net assets per class (except the Retirement class R-6, which does not pay an Administration Fee).

For the year ended August 31, 2015, the Funds were charged the following Administration Fees per class:

Fund	Investor Class	Institutional Class	Retirement Class R-3
2010 Fund	$9,988	$600	$4,595
2015 Fund	628	162	236
2020 Fund	46,073	6,916	30,227
2025 Fund	1,284	462	910
2030 Fund	49,168	5,739	26,385
2035 Fund	1,000	52	623
2040 Fund	27,368	5,060	16,083
2045 Fund	996	86	595
2050 Fund	17,903	4,476	9,984
2055 Fund	871	210	306
Conservative Allocation Fund	37,371	44,572	15,306
Moderate Allocation Fund	36,310	24,806	30,751
Balance Allocation Fund	261,124	121,265	64,803
Growth Allocation Fund	67,828	24,755	45,408
Aggressive Allocation Fund	124,353	47,295	35,318

Custodian Fees—BMO Harris Bank N.A. (“BMO Harris”) is the Funds’ custodian. BMO Harris receives fees based on 0.0050% on the first $10 billion average daily net assets, based on the collective net assets of the Corporation custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Funds owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of August 31, 2015.

47

Notes to Financial Statements (continued)

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2010 Fund
BMO Low Volatility Equity Fund	$588,766	$336,067	$356,955	$559,319	$9,341	$56,355
BMO Dividend Income Fund	974,477	327,160	687,530	532,321	20,976	155,062
BMO Large-Cap Value Fund	817,009	407,184	480,061	672,975	5,681	103,932
BMO Mid-Cap Value Fund	586,074	177,118	343,681	351,756	1,273	131,110
BMO Mid-Cap Growth Fund	420,327	139,232	202,272	303,635	—	88,861
BMO Small-Cap Growth Fund	259,165	106,339	164,698	164,171	—	74,191
BMO Micro-Cap Fund*	97,311	4,472	93,374	—	—	23,880
BMO Pyrford International Stock Fund	970,876	311,819	502,548	696,510	6,625	34,592
BMO LGM Emerging Markets Equity Fund	584,976	190,605	272,209	427,272	7,236	(1,739)
BMO TCH Core Plus Bond Fund	7,644,654	2,468,643	4,165,171	5,653,389	199,346	(10,855)
BMO Monegy High Yield Bond Fund	583,404	134,104	297,579	367,353	24,505	4,719
BMO LGM Frontier Markets Equity Fund	134,934	2,884	—	112,594	2,057	827
BMO Prime Money Market Fund	464,442	15,598,503	15,696,160	366,785	62	—

Totals	$14,126,415	$20,204,130	$23,262,238	$10,208,080	$277,102	$660,935

2015 Fund
BMO Low Volatility Equity Fund	$12,978	$205,221	$63,468	$149,930	$1,613	$3,648
BMO Dividend Income Fund	18,502	215,912	101,040	118,893	2,896	2,116
BMO Large-Cap Value Fund	19,761	284,798	88,654	201,412	1,201	5,446
BMO Mid-Cap Value Fund	15,381	178,998	56,030	124,576	200	5,340
BMO Mid-Cap Growth Fund	12,837	152,567	47,574	108,046	—	5,064
BMO Small-Cap Growth Fund	7,959	95,995	29,930	67,851	—	3,841
BMO Micro-Cap Fund*	2,366	23,798	23,068	—	—	2,308
BMO Pyrford International Stock Fund	23,238	272,912	87,595	196,526	946	(536)
BMO LGM Emerging Markets Equity Fund	15,945	203,975	68,964	133,737	1,183	(2,733)
BMO TCH Core Plus Bond Fund	115,417	1,403,153	506,092	977,259	25,952	(4,088)
BMO Monegy High Yield Bond Fund	8,575	88,210	33,200	59,146	2,822	(900)
BMO LGM Frontier Markets Equity Fund	3,051	29,616	—	28,865	272	110
BMO Prime Money Market Fund	18,590	3,165,008	3,105,075	78,523	12	—

Totals	$274,600	$6,320,163	$4,210,690	$2,244,764	$37,097	$19,616

2020 Fund
BMO Low Volatility Equity Fund	$3,528,590	$1,015,486	$1,282,702	$3,204,039	$55,656	$247,683
BMO Dividend Income Fund	3,544,190	587,982	1,669,542	2,140,209	80,841	356,094
BMO Large-Cap Value Fund	4,967,888	1,636,810	1,826,400	4,341,166	38,430	443,990
BMO Mid-Cap Value Fund	3,417,584	905,303	1,146,097	2,735,058	7,880	428,849
BMO Mid-Cap Growth Fund	3,160,729	947,656	1,144,744	2,525,223	—	445,318
BMO Small-Cap Growth Fund	2,110,646	699,266	782,062	1,701,108	—	414,259
BMO Micro-Cap Fund*	586,957	17,760	546,135	—	—	149,898
BMO Pyrford International Stock Fund	5,270,909	1,433,616	1,955,246	4,265,286	38,336	715
BMO LGM Emerging Markets Equity Fund	3,994,019	1,266,426	1,449,622	3,249,594	53,117	(30,178)
BMO TCH Core Plus Bond Fund	17,756,318	4,034,844	6,687,546	14,372,788	494,219	(31,311)
BMO Monegy High Yield Bond Fund	1,290,428	167,152	448,552	887,984	57,102	11,752
BMO LGM Frontier Markets Equity Fund	722,881	60,147	—	645,853	11,023	4,430
BMO Prime Money Market Fund	1,261,578	32,229,547	32,525,126	965,999	163	—

Totals	$51,612,717	$45,001,995	$51,463,774	$41,034,307	$836,767	$2,441,499

2025 Fund
BMO Low Volatility Equity Fund	$41,520	$889,165	$14,977	$883,175	$7,853	$17,048
BMO Dividend Income Fund	46,404	856,609	341,701	503,822	10,684	5,748
BMO Large-Cap Value Fund	76,332	1,570,856	67,193	1,480,397	6,865	42,077
BMO Mid-Cap Value Fund	54,560	1,047,833	30,016	982,075	871	38,331
BMO Mid-Cap Growth Fund	50,920	979,523	46,819	914,450	—	39,494
BMO Small-Cap Growth Fund	39,483	785,977	53,686	718,213	—	35,583
BMO Micro-Cap Fund*	9,883	149,329	137,420	—	—	13,632
BMO Pyrford International Stock Fund	82,163	1,626,704	128,373	1,482,521	4,142	(2,102)
BMO LGM Emerging Markets Equity Fund	65,920	1,382,679	118,512	1,188,403	6,474	(4,551)
BMO TCH Core Plus Bond Fund	183,111	3,701,158	474,685	3,307,937	69,976	(3,228)
BMO Monegy High Yield Bond Fund	13,167	213,406	4,020	211,364	8,015	1,728
BMO LGM Frontier Markets Equity Fund	13,116	222,117	—	213,270	882	355
BMO Prime Money Market Fund	33,092	22,595,490	22,188,328	440,254	68	—

Totals	$709,671	$36,020,846	$23,605,730	$12,325,881	$115,830	$184,115

48

BMO Funds

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2030 Fund
BMO Low Volatility Equity Fund	$3,105,806	$1,518,780	$1,168,117	$3,386,413	$55,033	$207,894
BMO Dividend Income Fund	3,112,225	1,040,917	2,016,126	1,847,849	75,938	299,461
BMO Large-Cap Value Fund	5,614,766	2,550,094	1,991,376	5,635,981	47,291	497,763
BMO Mid-Cap Value Fund	3,984,303	1,383,090	1,127,799	3,671,221	9,568	470,336
BMO Mid-Cap Growth Fund	3,637,172	1,269,170	1,028,213	3,347,520	—	478,279
BMO Small-Cap Growth Fund	2,785,903	1,195,483	944,636	2,585,923	—	506,546
BMO Micro-Cap Fund*	836,814	115,958	862,939	—	—	202,339
BMO Pyrford International Stock Fund	5,779,657	1,975,084	1,862,197	5,316,729	43,451	(33,034)
BMO LGM Emerging Markets Equity Fund	4,685,900	2,016,522	1,632,802	4,346,997	64,791	(47,878)
BMO TCH Core Plus Bond Fund	8,810,801	3,952,667	4,245,968	8,126,493	271,689	(24,594)
BMO Monegy High Yield Bond Fund	643,178	153,699	220,529	513,438	31,914	2,434
BMO LGM Frontier Markets Equity Fund	985,573	223,454	—	1,011,963	15,028	6,040
BMO Prime Money Market Fund	948,046	42,781,925	42,689,483	1,040,488	180	—

Totals	$44,930,144	$60,176,843	$59,790,185	$40,831,015	$614,883	$2,565,586

2035 Fund
BMO Low Volatility Equity Fund	$49,817	$1,200,395	$149,374	$1,068,005	$9,173	$7,147
BMO Dividend Income Fund	49,727	1,033,814	411,434	608,260	11,093	369
BMO Large-Cap Value Fund	88,843	2,020,021	194,831	1,814,616	6,918	9,885
BMO Mid-Cap Value Fund	62,156	1,256,804	60,457	1,168,573	438	14,606
BMO Mid-Cap Growth Fund	58,843	1,201,172	93,297	1,108,128	—	11,909
BMO Small-Cap Growth Fund	43,426	921,002	100,324	828,294	—	5,400
BMO Micro-Cap Fund*	13,977	237,965	218,758	—	—	18,881
BMO Pyrford International Stock Fund	91,019	1,957,736	212,768	1,729,373	2,026	(3,509)
BMO LGM Emerging Markets Equity Fund	74,123	1,676,263	205,232	1,399,299	3,018	(7,812)
BMO TCH Core Plus Bond Fund	71,285	1,522,111	198,488	1,357,800	28,250	(3,062)
BMO Monegy High Yield Bond Fund	4,655	93,677	2,960	91,929	3,292	56
BMO LGM Frontier Markets Equity Fund	15,456	276,507	—	266,658	719	289
BMO Prime Money Market Fund	30,479	30,405,587	29,993,030	443,036	73	—

Totals	$653,806	$43,803,054	$31,840,953	$11,883,971	$65,000	$54,159

2040 Fund
BMO Low Volatility Equity Fund	$2,415,768	$1,003,187	$835,537	$2,533,109	$42,183	$171,395
BMO Dividend Income Fund	2,410,670	510,727	1,307,253	1,385,086	57,606	226,967
BMO Large-Cap Value Fund	4,454,670	1,629,783	1,348,378	4,304,237	38,096	392,975
BMO Mid-Cap Value Fund	3,125,837	819,051	778,974	2,712,893	7,896	376,343
BMO Mid-Cap Growth Fund	2,968,106	872,271	836,476	2,553,941	—	385,196
BMO Small-Cap Growth Fund	2,175,278	731,577	636,706	1,900,739	—	399,242
BMO Micro-Cap Fund*	726,045	24,347	669,703	—	—	185,598
BMO Pyrford International Stock Fund	4,490,735	1,127,764	1,315,809	3,862,162	35,284	(33,020)
BMO LGM Emerging Markets Equity Fund	3,702,140	1,065,022	964,707	3,238,017	53,425	(37,520)
BMO TCH Core Plus Bond Fund	1,745,261	463,774	607,401	1,525,740	52,096	(847)
BMO Monegy High Yield Bond Fund	145,084	21,817	23,040	129,433	7,838	2,377
BMO LGM Frontier Markets Equity Fund	815,715	141,366	—	798,461	12,438	4,999
BMO Prime Money Market Fund	752,478	20,282,902	20,365,911	669,469	110	—

Totals	$29,927,787	$28,693,588	$29,689,895	$25,613,287	$306,972	$2,073,705

2045 Fund
BMO Low Volatility Equity Fund	$34,862	$636,489	$53,188	$600,150	$4,841	$2,419
BMO Dividend Income Fund	34,789	519,180	192,500	329,663	5,534	473
BMO Large-Cap Value Fund	64,389	1,092,238	79,299	1,023,726	3,609	5,472
BMO Mid-Cap Value Fund	45,222	678,764	30,306	647,725	147	4,588
BMO Mid-Cap Growth Fund	42,839	625,388	26,630	613,255	—	5,398
BMO Small-Cap Growth Fund	31,394	470,799	33,471	452,711	—	1,617
BMO Micro-Cap Fund*	10,479	127,885	120,186	—	—	10,384
BMO Pyrford International Stock Fund	64,808	1,033,386	107,182	932,013	666	(2,336)
BMO LGM Emerging Markets Equity Fund	53,244	888,292	94,938	768,577	1,012	(2,054)
BMO TCH Core Plus Bond Fund	25,181	390,527	43,328	362,869	7,342	(490)
BMO Monegy High Yield Bond Fund	2,094	30,139	—	31,155	1,096	65
BMO LGM Frontier Markets Equity Fund	12,092	150,247	—	148,983	253	101
BMO Prime Money Market Fund	22,624	16,500,784	16,219,696	303,712	46	—

Totals	$444,017	$23,144,118	$17,000,724	$6,214,539	$24,546	$25,637

49

Notes to Financial Statements (continued)

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2050 Fund
BMO Low Volatility Equity Fund	$1,269,446	$844,389	$508,600	$1,572,621	$23,868	$84,698
BMO Dividend Income Fund	1,266,785	509,319	773,793	871,870	32,238	84,709
BMO Large-Cap Value Fund	2,344,547	1,442,201	838,714	2,701,317	21,166	207,729
BMO Mid-Cap Value Fund	1,646,624	809,398	485,474	1,708,869	4,254	185,905
BMO Mid-Cap Growth Fund	1,569,758	755,875	459,440	1,614,662	—	197,948
BMO Small-Cap Growth Fund	1,148,207	662,140	406,059	1,195,538	—	190,682
BMO Micro-Cap Fund*	381,526	61,003	394,987	—	—	96,815
BMO Pyrford International Stock Fund	2,365,758	1,093,894	743,910	2,456,216	19,034	(22,656)
BMO LGM Emerging Markets Equity Fund	1,942,676	1,054,092	651,539	2,013,302	28,669	(29,045)
BMO TCH Core Plus Bond Fund	878,830	420,243	333,377	923,822	28,861	(249)
BMO Monegy High Yield Bond Fund	76,240	22,827	9,573	81,506	4,504	1,318
BMO LGM Frontier Markets Equity Fund	421,760	136,764	—	469,178	7,056	2,836
BMO Prime Money Market Fund	607,458	14,788,248	14,759,537	636,169	100	—

Totals	$15,919,615	$22,600,393	$20,365,003	$16,245,070	$169,750	$1,000,690

2055 Fund
BMO Low Volatility Equity Fund	$25,676	$180,605	$24,831	$176,097	$1,320	$1,793
BMO Dividend Income Fund	25,622	132,368	52,402	96,842	1,579	1,151
BMO Large-Cap Value Fund	47,421	311,096	40,754	300,194	987	4,211
BMO Mid-Cap Value Fund	31,756	183,734	19,559	181,234	95	3,263
BMO Mid-Cap Growth Fund	33,088	189,666	21,696	188,404	—	3,469
BMO Small-Cap Growth Fund	23,121	138,410	19,219	133,359	—	2,415
BMO Micro-Cap Fund*	7,717	22,821	26,691	—	—	2,961
BMO Pyrford International Stock Fund	47,730	281,374	34,290	273,743	452	(1,351)
BMO LGM Emerging Markets Equity Fund	39,275	246,657	34,068	225,398	685	(1,355)
BMO TCH Core Plus Bond Fund	13,140	74,247	6,873	78,215	1,360	(24)
BMO Monegy High Yield Bond Fund	1,542	8,276	215	9,193	283	26
BMO LGM Frontier Markets Equity Fund	8,449	35,069	—	39,414	170	68
BMO Prime Money Market Fund	19,730	3,488,001	3,390,136	117,595	11	—

Totals	$324,267	$5,292,324	$3,670,734	$1,819,688	$6,942	$16,627

Conservative Allocation Fund
BMO Low Volatility Equity Fund	$1,067,725	$253,265	$208,993	$1,084,588	$17,697	$78,590
BMO Dividend Income Fund	1,247,502	280,474	308,222	1,082,398	30,637	83,467
BMO Large-Cap Value Fund	1,604,220	689,128	403,471	1,713,288	14,447	153,143
BMO Large-Cap Growth Fund	1,759,302	802,129	576,345	1,846,140	4,712	285,493
BMO Mid-Cap Value Fund	1,615,116	437,086	424,317	1,406,668	3,864	184,745
BMO Mid-Cap Growth Fund	1,413,145	398,678	368,330	1,235,616	—	175,355
BMO Small-Cap Growth Fund	1,554,352	510,809	423,022	1,363,464	—	205,974
BMO Small-Cap Value Fund	—	358,688	17,384	309,478	—	(1,155)
BMO Pyrford International Stock Fund	2,202,175	458,240	480,349	1,963,073	16,338	(11,636)
BMO LGM Emerging Markets Equity Fund	1,643,674	250,037	182,851	1,466,423	22,734	(10,270)
BMO Short-Term Income	3,160,408	15,971	3,162,921	—	14,177	(37,516)
BMO TCH Core Plus Bond Fund	56,148,438	7,445,616	10,667,072	50,478,391	1,632,510	4,850
BMO Monegy High Yield Bond Fund	4,266,506	634,377	488,500	3,980,152	230,009	73,477
BMO Alternative Strategies Fund	—	6,900,000	—	7,189,800	—	—
BMO Prime Money Market Fund	4,098,825	32,985,880	35,437,331	1,647,374	312	—

Totals	$81,781,388	$52,420,378	$53,149,108	$76,766,853	$1,987,437	$1,184,517

50

BMO Funds

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
Moderate Allocation Fund
BMO Low Volatility Equity Fund	$2,030,655	$376,126	$86,418	$2,250,337	$35,238	$147,161
BMO Dividend Income Fund	2,387,381	368,966	204,532	2,254,699	61,039	152,785
BMO Large-Cap Value Fund	3,074,940	1,022,641	174,232	3,531,882	29,161	325,969
BMO Large-Cap Growth Fund	3,479,517	1,135,199	429,208	3,851,869	9,472	520,617
BMO Mid-Cap Value Fund	3,128,734	751,825	473,876	2,932,626	8,090	369,254
BMO Mid-Cap Growth Fund	2,726,446	585,348	338,479	2,565,572	—	348,167
BMO Small-Cap Growth Fund	2,916,706	963,561	549,469	2,802,097	—	452,984
BMO Small-Cap Value Fund	—	684,094	—	617,194	—	—
BMO Pyrford International Stock Fund	4,197,241	873,928	527,707	4,107,820	32,127	(1,087)
BMO LGM Emerging Markets Equity Fund	3,132,954	528,781	134,219	3,025,977	43,771	(894)
BMO TCH Core Plus Bond Fund	39,104,096	6,590,345	5,883,767	38,047,573	1,169,807	87,321
BMO Monegy High Yield Bond Fund	3,890,538	335,896	941,394	2,971,865	165,261	60,272
BMO Alternative Strategies Fund	—	5,300,000	—	5,522,600	—	—
BMO Prime Money Market Fund	4,993,805	26,339,389	29,540,390	1,792,804	355	—

Totals	$75,063,013	$45,856,099	$39,283,691	$76,274,915	$1,554,321	$2,462,549

Balanced Allocation Fund
BMO Low Volatility Equity Fund	$11,536,771	$1,633,624	$1,161,585	$11,684,285	$193,753	$792,503
BMO Dividend Income Fund	13,445,494	1,178,089	1,365,695	11,665,936	338,576	846,308
BMO Large-Cap Value Fund	17,357,314	4,738,702	1,875,181	18,330,481	153,415	1,635,548
BMO Large-Cap Growth Fund	19,238,467	5,810,571	3,695,026	19,852,259	47,573	2,893,119
BMO Mid-Cap Value Fund	17,674,818	2,364,550	2,456,960	14,988,454	43,851	2,045,545
BMO Mid-Cap Growth Fund	15,031,135	2,527,895	1,964,993	13,252,263	—	1,941,351
BMO Small-Cap Growth Fund	16,839,318	4,050,901	3,269,858	14,679,978	—	2,455,886
BMO Small-Cap Value Fund	—	3,827,951	78,558	3,373,049	—	(8,566)
BMO Pyrford International Stock Fund	23,999,553	1,516,096	2,071,124	21,005,631	180,088	(98,411)
BMO LGM Emerging Markets Equity Fund	17,971,113	1,471,674	965,164	15,679,321	248,561	(90,287)
BMO TCH Core Plus Bond Fund	94,090,892	12,686,271	29,482,402	73,392,349	2,577,189	(197,175)
BMO Monegy High Yield Bond Fund	7,127,846	541,887	1,041,164	5,905,033	366,214	93,985
BMO Alternative Strategies Fund	—	17,000,000	—	17,714,000	—	—
BMO Prime Money Market Fund	8,145,234	65,200,674	67,213,089	6,132,819	1,071	—

Totals	$262,457,955	$124,548,885	$116,640,799	$247,655,858	$4,150,291	$12,309,806

Growth Allocation Fund
BMO Low Volatility Equity Fund	$3,947,196	$854,950	$47,962	$4,629,963	$67,383	$270,713
BMO Dividend Income Fund	4,607,989	860,712	306,784	4,593,963	116,766	302,203
BMO Large-Cap Value Fund	5,911,360	1,991,855	—	7,243,404	52,146	560,124
BMO Large-Cap Growth Fund	6,570,875	2,021,297	90,940	7,965,505	16,278	937,582
BMO Mid-Cap Value Fund	6,045,422	1,403,443	588,241	5,932,435	15,115	697,161
BMO Mid-Cap Growth Fund	5,239,598	1,150,565	336,391	5,191,593	—	665,327
BMO Small-Cap Growth Fund	5,771,901	1,669,548	688,702	5,707,117	—	854,956
BMO Small-Cap Value Fund	—	1,464,886	—	1,324,247	—	—
BMO Pyrford International Stock Fund	8,227,080	1,292,226	309,499	8,305,854	61,734	(4,664)
BMO LGM Emerging Markets Equity Fund	6,126,777	1,319,607	345,113	6,101,023	85,415	(4,253)
BMO TCH Core Plus Bond Fund	8,001,758	1,352,930	2,743,011	6,305,288	201,333	25,677
BMO Monegy High Yield Bond Fund	605,936	68,642	115,658	496,931	28,434	6,607
BMO Alternative Strategies Fund	—	3,600,000	—	3,751,200	—	—
BMO Prime Money Market Fund	1,645,381	27,453,061	27,465,393	1,633,049	238	—

Totals	$62,701,273	$46,503,722	$33,037,694	$69,181,572	$644,842	$4,311,433

51

Notes to Financial Statements (continued)

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
Aggressive Allocation Fund
BMO Low Volatility Equity Fund	$5,417,377	$2,725,828	$1,395,315	$8,820,381	$117,953	$372,413
BMO Dividend Income Fund	6,303,538	2,731,115	1,051,787	8,805,913	201,434	399,778
BMO Large-Cap Value Fund	8,124,197	5,118,460	1,578,127	13,852,851	89,104	780,142
BMO Large-Cap Growth Fund	9,102,184	5,489,365	2,680,389	15,008,427	22,291	1,373,562
BMO Mid-Cap Value Fund	8,283,108	1,459,273	2,562,686	11,340,533	20,283	1,016,346
BMO Mid-Cap Growth Fund	7,162,487	1,403,039	2,942,683	10,000,148	—	832,966
BMO Small-Cap Value Fund	—	2,792,716	5,380,618	2,518,151	—	832,733
BMO Small-Cap Growth Fund	7,943,454	2,656,091	8,442,297	11,092,490	—	857,287
BMO Pyrford International Stock Fund	11,266,855	2,326,370	1,773,464	15,874,998	84,544	(44,378)
BMO LGM Emerging Markets Equity Fund	8,333,450	2,234,962	2,453,912	11,850,613	114,140	(132,088)
BMO Prime Money Market Fund	1,860,257	48,118,015	48,232,811	2,652,702	390	—

Totals	$73,796,907	$77,055,234	$78,494,089	$111,817,207	$650,139	$6,288,761

*	Fund is no longer active.

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of BMO Prime Money Market Fund or BMO Government Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. No interfund borrowing or lending balances existed as of August 31, 2015.

Funds utilizing the Interfund lending program, borrowing solely from the BMO Prime Money Market Fund during the period ended August 31, 2015, were as follows:

Fund	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
2010 Fund	$3,913	0.688%
2015 Fund	10,749	0.681
2025 Fund	18,827	0.675
2035 Fund	8,258	0.682
2040 Fund	2,090	0.690
2045 Fund	173	0.687
2055 Fund	178	0.695
Conservative Allocation	15,287	0.700
Growth Allocation Fund	4,407	0.690
Aggressive Allocation Fund	31,985	0.695

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors/Trustees of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

6.	Line of Credit

Through January 15, 2015, the Corporation, on behalf of the respective Funds, participated in a $50 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and included a commitment fee of 0.12% per annum on the daily unused portion. Effective January 16, 2015, the LOC was renewed at $25 million, with a commitment fee of 0.15% per annum on the daily unused portion and an administrative fee of 0.025% per annum on the entire LOC. No borrowings were outstanding under the LOC at August 31, 2015. The Funds did not utilize the LOC during the year ended August 31, 2015.

52

BMO Funds

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the period ended August 31, 2015 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
2010 Fund	$14,715,361	$21,609,729	$—	$—
2015 Fund	8,357,426	3,613,109	—	—
2020 Fund	40,493,083	55,685,606	—	—
2025 Fund	39,591,479	10,530,019	—	—
2030 Fund	49,439,330	49,459,121	—	—
2035 Fund	47,791,794	19,069,745	—	—
2040 Fund	25,572,938	28,998,710	—	—
2045 Fund	23,776,816	9,363,747	—	—
2050 Fund	20,667,448	15,874,365	—	—
2055 Fund	5,368,051	1,573,933	—	—
Conservative Allocation Fund	60,284,299	61,984,216	—	—
Moderate Allocation Fund	57,478,012	45,626,317	—	—
Balanced Allocation Fund	164,502,612	189,996,524	—	—
Growth Allocation Fund	46,099,463	31,265,608	—	—
Aggressive Allocation Fund	82,381,465	85,148,062	—	—

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of wash sales.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

The Funds complied with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds, have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2015. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

53

Notes to Financial Statements (continued)

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
2010 Fund	$21,128,872	$3,256,162	$(573,203)	$2,682,959
2015 Fund	5,391,109	15,939	(224,981)	(209,042)
2020 Fund	79,160,595	17,892,256	(2,179,283)	15,712,973
2025 Fund	31,004,290	107,515	(1,446,524)	(1,339,009)
2030 Fund	82,140,852	19,376,403	(2,357,888)	17,018,515
2035 Fund	30,565,340	154,017	(1,407,082)	(1,253,065)
2040 Fund	50,274,905	14,374,943	(1,392,695)	12,982,248
2045 Fund	15,678,279	93,270	(733,476)	(640,206)
2050 Fund	33,408,441	7,320,225	(1,067,951)	6,252,274
2055 Fund	4,630,664	26,985	(241,397)	(214,412)
Conservative Allocation Fund	138,737,751	11,422,133	(3,378,464)	8,043,669
Moderate Allocation Fund	139,518,132	18,456,397	(3,958,029)	14,498,368
Balanced Allocation Fund	426,685,431	109,521,395	(12,335,124)	97,186,271
Growth Allocation Fund	124,111,858	34,830,217	(4,293,487)	30,536,730
Aggressive Allocation Fund	183,980,138	72,020,222	(4,402,977)	67,617,245

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2015 and 2014 was as follows:

	2015		2014
Fund	Ordinary Income (1)	Long-Term Capital Gains	Ordinary Income (1)	Long-Term Capital Gains
2010 Fund	$920,536	$1,258,215	$468,073	$2,170
2015 Fund	38,413	428	—	—
2020 Fund	2,879,598	2,699,335	1,838,615	43,462
2025 Fund	142,313	1,794	—	—
2030 Fund	2,387,859	2,107,177	1,687,505	6,637
2035 Fund	69,366	2,463	—	—
2040 Fund	1,603,878	1,351,612	1,248,014	9,765
2045 Fund	25,677	2,093	—	—
2050 Fund	881,509	720,139	566,270	1,149
2055 Fund	17,467	1,351	—	—
Conservative Allocation Fund	2,754,573	1,211,440	—	—
Moderate Allocation Fund	2,924,437	834,575	—	—
Balanced Allocation Fund	11,258,227	3,026,489	—	—
Growth Allocation Fund	2,621,083	329,073	—	—
Aggressive Allocation Fund	3,503,157	468,344	—	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2015, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
2010 Fund	$343,633	$1,370,028	$—	$2,682,959
2015 Fund	69,961	45,055	—	(209,042)
2020 Fund	1,322,956	5,022,689	—	15,712,973
2025 Fund	234,683	248,669	(10,256)	(1,339,009)
2030 Fund	917,471	3,990,966	—	17,018,515
2035 Fund	197,368	80,199	—	(1,253,065)
2040 Fund	475,422	3,627,185	—	12,982,248
2045 Fund	75,536	41,095	(7,854)	(640,206)
2050 Fund	201,986	1,380,197	(2,212)	6,252,274
2055 Fund	15,451	28,367	(1,779)	(214,412)
Conservative Allocation Fund	2,144,698	2,772,230	—	8,043,669
Moderate Allocation Fund	1,686,550	4,857,344	(16,266)	14,498,368
Balanced Allocation Fund	4,478,091	30,741,166	—	97,186,271
Growth Allocation Fund	976,458	8,459,185	—	30,536,730
Aggressive Allocation Fund	1,278,329	14,447,528	—	67,617,245

As of August 31, 2015, the 2025, 2045, 2050, 2055, and Moderate Allocation Funds had $10,256, $7,854, $2,212, $1,779, and $16,266, respectively, of post-October losses, which are deferred until fiscal year 2015 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

54

BMO Funds

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2015, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

2010 Fund	4.81%
2015 Fund	2.99
2020 Fund	6.71
2025 Fund	3.46
2030 Fund	10.14
2035 Fund	4.13
2040 Fund	11.96
2045 Fund	7.49

2050 Fund	11.98%
2055 Fund	5.72
Conservative Allocation Fund	3.17
Moderate Allocation Fund	6.60
Balanced Allocation Fund	10.41
Growth Allocation Fund	15.13
Aggressive Allocation Fund	15.76

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2015, the percentages that are designated as qualified dividend income were as follows:

2010 Fund	20.91%
2015 Fund	21.69
2020 Fund	35.52
2025 Fund	29.20
2030 Fund	44.81
2035 Fund	23.14
2040 Fund	56.31
2045 Fund	49.99

2050 Fund	60.37%
2055 Fund	52.17
Conservative Allocation Fund	11.03
Moderate Allocation Fund	23.34
Balanced Allocation Fund	37.70
Growth Allocation Fund	54.38
Aggressive Allocation Fund	59.09

For Federal tax purposes, the Funds designate long-term capital gain dividends, or the amounts determined to be necessary, for the year ended August 31 2015:

2010 Fund	$1,258,215
2015 Fund	428
2020 Fund	2,699,335
2025 Fund	1,750
2030 Fund	2,107,177
2035 Fund	2,463
2040 Fund	1,351,612
2045 Fund	2,093

2050 Fund	$720,139
2055 Fund	1,351
Conservative Allocation Fund	1,211,440
Moderate Allocation Fund	834,575
Balanced Allocation Fund	3,026,489
Growth Allocation Fund	329,073
Aggressive Allocation Fund	468,344

For Federal tax purposes, the Funds designate qualified short-term capital gain dividends, or the amounts determined to be necessary, for the year ended August 31 2015:

2010 Fund	$116,381
2015 Fund	428
2020 Fund	341,941
2025 Fund	1,399
2030 Fund	447,254
2035 Fund	2,217
2040 Fund	167,024
2045 Fund	725

2050 Fund	$131,468
2055 Fund	1,874
Conservative Allocation Fund	88,941
Moderate Allocation Fund	150,950
Balanced Allocation Fund	760,881
Growth Allocation Fund	129,591
Aggressive Allocation Fund	279,303

10.	Reorganization Information

On November 5, 2014, the Directors considered and approved the reorganization of the BMO Aggressive Stock Fund into the BMO Diversified Stock Fund (the “Reorganization”). On December 19, 2014, beneficial owners of the BMO Aggressive Stock Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the BMO Diversified Stock Fund as detailed below. This tax-free reorganization was accomplished after the close of business on December 19, 2014 (the “Closing Date”), by exchanging the assets and liabilities of the BMO Aggressive Stock Fund for shares of the BMO Diversified Stock Fund. Shareholders holding Investor, Institutional, Retirement R-3 and Retirement R-6 Class shares of the BMO Aggressive Stock Fund (3,632,290 shares, 605,301 shares, 1,232,124 shares and 4,323,308 shares, respectively) received corresponding Investor, Institutional, Retirement R-3 and Retirement R-6 Class shares of the BMO Diversified Stock Fund (3,378,013 shares, 562,969 shares, 1,146,051 shares and 4,020,693 shares, respectively) in the Reorganization. The BMO Aggressive Stock Fund’s net assets at that date of $92,698,653 included the following:

Assets:
Investments cost	$67,252,317
Net unrealized appreciation on investments	25,028,087
Dividends & interest receivable	324,597
Receivable for investments sold, capital stock sold & other	89,832
Receivable from affiliates	35,892

Total assets	92,730,725
Liabilities:
Other liabilities	32,072

Total liabilities	32,072

Total Net Assets:	$92,698,653

55

Notes to Financial Statements (continued)

The net assets of the BMO Diversified Stock Fund and BMO Aggressive Stock Fund immediately prior to the Reorganization were $177,713,014 and $92,698,653, respectively. The aggregate net assets of the BMO Diversified Stock Fund immediately after the Reorganization was $270,411,667.

The Reorganization was considered and approved for the primary reasons: to streamline the BMO Funds portfolio offerings to be more consistent with industry practice; the potential exists to achieve economies of scale due to the combined larger asset base of the Funds; and the Funds have the same investment objectives and similar policies, strategies, and restrictions. The BMO Diversified Stock Fund is the accounting survivor for financial statement and performance reporting purposes.

Assuming the Reorganization had been completed on September 1, 2014, the beginning of the annual reporting period of the BMO Diversified Stock Fund, the BMO Diversified Stock Fund’s pro forma of operations (unaudited) for the period ended August 31, 2015, are as follows:

Net investment income	$2,931,107
Net realized gain on investments	8,234,311
Net realized gain on capital gains distributions	13,838,862
Change in net unrealized depreciation on investments	(32,218,383)

Net decrease in net assets resulting from operations	$(7,214,103)

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Aggressive Stock Fund that have been included in the BMO Diversified Stock Fund’s statement of operations since December 19, 2014.

Immediately following the Reorganization and effective December 19, 2014, the BMO Diversified Stock Fund’s name changed to the BMO Aggressive Allocation Fund.

11.	Recently Issued Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

12.	Subsequent Events

Management of the Funds have evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that here were no subsequent events requiring recognition or disclosure in the financial statements.

56

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO Target Retirement 2010 Fund, BMO Target Retirement 2015 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2040 Fund, BMO Target Retirement 2045 Fund, BMO Target Retirement 2050 Fund, BMO Target Retirement 2055 Fund, BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund, BMO Growth Allocation Fund, and BMO Aggressive Allocation Fund (each a series of BMO Funds, Inc., collectively referred to as the Funds) as of August 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and transfer agents or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin

October 26, 2015

57

Directors and Officers of the Funds (Unaudited)

The following tables provide information about each director and officer of the Funds as of August 31, 2015. The address of each director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 44 separate portfolios or funds in the BMO Funds complex, of which 43 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 73	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	44	None
Ridge A. Braunschweig Age: 62	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	44	None
Benjamin M. Cutler Age: 70	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	44	None
John A. Lubs Age: 67	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	44	None
James Mitchell Age: 68	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	44	None
Barbara J. Pope Age: 67	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	44	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

58

Directors and Officers of the Funds (Unaudited) (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 58	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	44	None
Christopher B. Begy** Age: 61	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	44	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, and the Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 42	Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
John D. Boritzke Age: 59	Vice President	Elected by the Board annually; since October 2001	Managing Director of the Adviser, since 2012; Vice President of BMO Harris Bank N.A., since 2008; Senior Vice President of the Adviser, 2008 to 2012.
Stephen R. Oliver Age: 64	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; Chief Compliance Officer, since July 2008; and Anti-Money Laundering Officer, since January 2009	Vice President of BMO Harris Bank N.A., since March 2006; Vice President of BMO Investment Distributors, LLC, 2007 to 2014.
Michele L. Racadio Age: 40	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

59

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts

Approval of Continuation of Advisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”) for an additional year ending August 29 or 31, 2016.

At Board meetings held on July 8, 2015 (“July Meeting”) and August 11-12, 2015 (“August Meeting”), the Board met with management of the Adviser regarding the annual approval of the continuation of the Funds’ Advisory Agreement. In connection with its consideration of the Advisory Agreement, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings, as applicable, and the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreement in response to requests of the Independent Directors and their independent legal counsel. Information furnished in connection with Board or Committee meetings throughout the year included, among other things, presentations given by the portfolio managers of the Funds on each Fund’s investment strategies, risks and performance, comparative performance of each Fund against its benchmark indices; reports regarding each Fund’s asset levels including sales and redemption activities; and various reports on the monitoring of the Funds’ compliance with the securities laws, regulations, policies and procedures. In preparation for the Board’s annual consideration of the approval of the Advisory Agreement, the Directors requested and received a wide variety of information and reports concerning the Adviserand its affiliates including information on: (1) the nature, extent and quality of services provided to each Fund by the Adviser (and its affiliates); (2) the investment performance of each Fund and of a group of comparable funds; (3) the expense ratios of each Fund and of a group of comparable funds; (4) profitability information of the Adviser; and (5) the Adviser’s compliance program. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Adviser (and its affiliates) as a result of their relationships with the Funds. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at various meetings.

In evaluating the Advisory Agreement, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds. The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of each Fund to approve the continuation of the Advisory Agreement. Although the Advisory Agreement for all of the Funds were considered at the same Board meeting, the Directors considered each Fund separately. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed information describing the financial strength, experience, resources and key personnel of the Adviser, including the personnel who provide investment management services to the Funds. The Board considered the administrative services that are provided to each Fund, as well as other services performed by the Adviser, including the selection and monitoring of the underlying funds; monitoring adherence to the Funds’ investment restrictions; monitoring the Funds’ compliance with their compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds.

Based upon this review, the Board concluded that the nature, quality, and extent of the services to be provided to the Fund by the Adviser are expected to be satisfactory.

Review of Fund Performance

The Board reviewed the investment performance of each of the Funds. While consideration was given to performance reports provided in connection with, and discussions held at, regular Board meetings throughout the year, particular attention was given to the performance reports provided specifically in connection with the July and August Meetings. In particular, the Directors noted the performance of each Fund relative to its Lipper Inc. (“Lipper”) peer universe. The Directors also considered updated performance information for each Fund relative to its benchmark.

With respect to each Fund’s performance as compared to its Lipper peer universe (“peer group”), the Board reviewed each Fund’s performance percentile rankings over the year-to-date and one-, period through June 30, 2015, as provided by the Adviser. The Board considered that each Fund ranked in one of the top two quartiles for performance as compared to its peer group in either the one-year of year-to-date periods. The Board took into consideration that each Fund has a very limited performance history. The Board determined that it was generally satisfied with each Fund’s performance and would continue to monitor each Fund’s performance results.

60

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts (continued)

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fees payable by each Fund under the Advisory Agreement, noting that the Funds do not pay a management fee to the Adviser. The Board reviewed information provided by the Adviser comparing each Fund’s net expense ratio to the median net expense ratio of its Lipper Inc. peer group (“Lipper peers”), noting that each Fund’s net expense ratio was lower than the average of its Lipper peers. The Board considered that the Adviser has agreed to contractual expense limitations for the Funds (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates, and particularly focused on the financial strength of the ultimate parent company of the Adviser, and the parent company’s commitment, financial and otherwise, to the global asset management business and the Funds.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to each Fund and the Corporation as a whole. The materials provided in this regard showed, and the Directors acknowledged, that the Adviser has not yet had a positive net margin with respect to the Funds.

Economies of Scale

The Board did not consider the extent to which economies of scale would be realized as the Funds grow because the Funds would not be paying management fees to the Adviser.

Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees and custody fees. The Board noted that the Adviser may potentially benefit from its relationship with each Fund in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

The Board concluded that, taking into account all of the information reviewed, each Fund’s advisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the continuation of the Advisory Agreement is in the best interests of each Fund.

61

NOTES

62

NOTES

63

NOTES

64

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2015 BMO Financial Corp. (9/15)

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2015 and 2014 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2015	$622,390
Fiscal year ended August 31, 2014	$613,800

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2015	$75,730
Fiscal year ended August 31, 2014	$77,180

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended August 31, 2015	$157,255
Fiscal year ended August 31, 2014	$167,000

(d) All Other Fees.

Fiscal year ended August 31, 2015	None
Fiscal year ended August 31, 2014	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g)

During the last two fiscal years, other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant included the following:

Statement on Standards for Attestation Engagements No. 16 (SSAE No. 16) examinations for BMO Harris Bank N.A.

Fiscal year ended August 31, 2015	$198,000
Fiscal year ended August 31, 2014	$173,000

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, and BMO Intermediate Tax-Free Fund, are filed under this Item.

Ultra Short Tax-Free Fund

SCHEDULE OF INVESTMENTS – As of August 31, 2015

Description	Shares or Principal Amount	Value

Municipals — 98.1%

Alabama — 3.7%
Alabama Private Colleges & Universities Facilities Authority, AGC, 5.000%, 9/1/2015	$190,000	$190,000
Bessemer Governmental Utility Services Corp., 0.300%, 12/1/2030 (6) (7) (9)	5,085,000	5,085,000
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, 5.000%, 11/15/2030, Call 11/15/2015	350,000	352,285
Health Care Authority for Baptist Health, 0.500%, 11/1/2042 (9)	14,125,000	14,125,000
Limestone County Water & Sewer Authority:
1.000%, 12/1/2015	535,000	535,653
1.000%, 12/1/2015	150,000	150,183
Rib Floater Trust Various States, 0.100%, 9/1/2026, Call 9/1/2022 (6) (7) (9)	8,000,000	8,000,000

		28,438,121
Arizona — 1.6%
Arizona Health Facilities Authority:
1.870%, 2/5/2020, Call 8/9/2019 (9)	3,250,000	3,344,867
1.870%, 2/5/2020, Call 8/9/2019 (9)	750,000	771,892
3.000%, 2/1/2016	1,500,000	1,513,005
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2018	300,000	328,608
County of Mohave, AGC, 4.125%, 4/1/2017	100,000	105,543
Industrial Development Authority of the County of Pima:
4.000%, 7/1/2016	305,000	308,968
5.000%, 9/1/2017	250,000	269,595
Maricopa County Industrial Development Authority, 2.000%, 1/1/2016	310,000	311,225
Maricopa County Pollution Control Corp., 1.750%, 5/30/2018 (9)	500,000	502,805
Scottsdale Industrial Development Authority, 5.000%, 9/1/2016	140,000	146,299
Scottsdale Industrial Development Authority, FSA, 1.720%, 9/1/2045 (9) (13)	4,275,000	4,275,000
Yuma County Elementary School District No. 1 Yuma, BAM, 3.000%, 7/1/2017	175,000	181,743

		12,059,550
Arkansas — 2.3%
Arkansas Development Finance Authority:
0.730%, 9/1/2044, Call 9/1/2015 (9)	6,000,000	6,000,000
1.120%, 9/1/2019, Call 3/1/2019 (9)	3,000,000	3,007,860
3.000%, 2/1/2016	350,000	352,660
3.000%, 2/1/2017	345,000	352,780
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	865,000	865,277
City of Fort Smith, 2.375%, 5/1/2027, Call 5/1/2022	245,000	245,260
City of Little Rock, 1.250%, 4/1/2033, Call 10/1/2021	40,000	39,988
City of North Little Rock, 2.625%, 5/1/2016	350,000	352,460
County of Crawford, AGM:
1.850%, 9/1/2024, Call 9/1/2021	200,000	200,792
3.000%, 9/1/2017	175,000	182,212
Little Rock Metrocentere Improvement District No. 1, 0.020%, 12/1/2025, Call 9/1/2015 (9)	5,700,000	5,700,000
University of Central Arkansas, BAM, 2.000%, 9/1/2015	100,000	100,000

		17,399,289
California — 13.2%
Anaheim Public Financing Authority, 5.000%, 5/1/2017	500,000	536,130
Austin Trust:
0.210%, 1/1/2039, Call 1/1/2019 (6) (7) (9)	10,000,000	10,000,000
0.260%, 5/15/2036, Call 5/15/2018 (9)	5,000,000	5,000,000
Austin Trust, AGM NATL-RE, 0.240%, 8/1/2032 (9)	6,920,000	6,920,000
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (9)	8,000,000	8,024,000
1.120%, 4/1/2024, Call 10/1/2023 (9)	1,750,000	1,737,190
BB&T Municipal Trust, 0.720%, 11/15/2017 (6) (7) (9)	2,000,000	2,002,360

California County Tobacco Securitization Agency:
4.000%, 6/1/2016	500,000	512,035
4.000%, 6/1/2017	565,000	591,419
California Health Facilities Financing Authority, NATL-RE, 0.138%, 7/1/2022, Call 9/1/2015 (9) (13)	1,100,000	1,056,232
California Housing Finance Agency, 0.850%, 8/1/2016	50,000	49,924
California Infrastructure & Economic Development Bank, 0.300%, 4/2/2018, Call 1/2/2018 (9)	550,000	550,187
California Municipal Finance Authority, 5.000%, 7/1/2016	100,000	103,043
California Pollution Control Financing Authority, 0.450%, 11/2/2015 (6) (7) (9)	1,500,000	1,500,000
California Statewide Communities Development Authority, 3.500%, 11/1/2018	900,000	903,078
California Statewide Communities Development Authority, AGM:
2.000%, 10/1/2015	190,000	190,171
2.000%, 10/1/2016	120,000	121,141
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	1,000,000	1,012,730
Carson Redevelopment Agency Successor Agency, 4.000%, 10/1/2017	1,265,000	1,338,269
Chabot-Las Positas Community College District, AMBAC:
0.000%, 8/1/2020, Call 8/1/2016	265,000	217,920
0.000%, 8/1/2026, Call 8/1/2016	175,000	106,484
City of Sacramento:
2.000%, 9/1/2016	150,000	151,884
2.000%, 9/1/2017	200,000	202,558
City of Yucaipa, 3.000%, 9/1/2015	345,000	345,000
Compton Unified School District, AMBAC, 0.000%, 6/1/2016	385,000	381,982
County of San Joaquin, 3.000%, 4/1/2017	150,000	155,067
Deutsche Bank Spears/Lifers Trust:
0.230%, 8/15/2041, Call 8/15/2023 (6) (7) (9)	250,000	250,000
0.320%, 8/1/2047 (6) (7) (9)	16,159,000	16,159,000
Deutsche Bank Spears/Lifers Trust, AMBAC, 0.220%, 10/1/2037 (6) (7) (9)	2,615,000	2,615,000
Florin Resource Conservation District, NATL-RE, 4.000%, 9/1/2016	200,000	206,246
Hemet Unified School District, 0.670%, 10/3/2016 (9)	2,500,000	2,500,775
Imperial Community College District, AGM, 0.000%, 8/1/2016	180,000	178,346
Inglewood Unified School District School Facilities Financing Authority, AGM, 5.000%, 10/15/2016	100,000	104,430
Kaweah Delta Health Care District, 4.000%, 6/1/2016	490,000	502,872
Long Beach Bond Finance Authority, 5.000%, 11/15/2015	110,000	110,883
Los Angeles County Metropolitan Transportation Authority, AMBAC, 0.443%, 7/1/2027 (9) (13)	225,000	212,177
Los Angeles County Public Works Financing Authority, NATL-RE, 5.000%, 12/1/2015	100,000	101,177
Lynwood Unified School District, 5.000%, 8/1/2017	1,500,000	1,616,550
Marysville Joint Unified School District, NATL-RE FGIC, 3.875%, 8/1/2016, Call 10/2/2015	40,000	40,508
Mendota Unified School District, 0.000%, 8/1/2018, Call 10/2/2015	1,275,000	1,165,630
Montebello Unified School District, NATL-RE FGIC, 0.000%, 8/1/2016	300,000	297,204
Northern California Gas Authority No. 1:
0.790%, 7/1/2017 (9)	65,000	64,797
0.820%, 7/1/2019 (9)	7,500,000	7,463,475
Poway Unified School District Public Financing Authority, 2.000%, 9/15/2015	640,000	640,058
Puttable Floating Option Tax-Exempt Receipts, 0.450%, 8/1/2030, Call 10/2/2015 (6) (7) (9)	4,045,000	4,045,000
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.300%, 8/1/2037, Call 8/1/2017 (6) (7) (9)	2,500,000	2,500,000
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2015	715,000	715,000
State of California, 0.964%, 12/3/2018, Call 6/1/2018 (9)	950,000	965,181
State of California, FSA, 0.200%, 8/1/2027 (6) (7) (9)	7,445,000	7,445,000
Successor Agency to the Richmond County Redevelopment Agency, BAM, 4.000%, 9/1/2017	400,000	423,964
Tender Option Bond Trust Receipts/Certificates, 0.120%, 4/1/2021 (6) (7) (9)	5,000,000	5,000,000
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 11/1/2015 (9)	2,000,000	2,008,700

		101,040,777
Colorado — 1.5%
Auraria Higher Education Center:
6.000%, 5/1/2016	149,000	154,513
6.000%, 5/1/2017	159,000	172,421
City & County of Denver, 0.010%, 12/1/2029, Call 9/1/2015 (9)	650,000	650,000
City & County of Denver, AGC, 0.570%, 11/15/2025, Call 9/1/2015 (9) (13)	525,000	525,000
City of Burlington, 2.000%, 11/1/2015	80,000	80,153
Colorado Educational & Cultural Facilities Authority:
3.000%, 6/1/2016	255,000	257,116
3.000%, 8/15/2016	150,000	153,405
3.000%, 8/15/2017	175,000	182,018
3.000%, 11/15/2017	190,000	197,950

Colorado Health Facilities Authority:
4.000%, 2/1/2017	310,000	319,281
4.000%, 2/1/2018	175,000	182,481
5.000%, 9/1/2020	670,000	670,000
County of Montrose, 4.000%, 12/1/2017	385,000	406,949
Denver Health & Hospital Authority:
5.000%, 12/1/2019, Call 12/1/2016	200,000	209,228
5.000%, 12/1/2020, Call 12/1/2016	1,730,000	1,808,732
E-470 Public Highway Authority, 1.200%, 8/31/2017, Call 3/1/2017 (9)	4,600,000	4,620,378
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	100,000	104,338
El Paso County School District No. 20 Academy, SAW, 5.000%, 12/15/2016	500,000	529,340
Park Creek Metropolitan District, AGC, 5.000%, 12/1/2015	100,000	101,197
Rangely Hospital District, 5.000%, 11/1/2016	330,000	342,695

		11,667,195
Connecticut — 0.8%
City of New Britain, AGM, 4.000%, 3/1/2017	1,250,000	1,306,825
State of Connecticut, 0.250%, 1/1/2017, Call 9/1/2015 (9)	5,000,000	5,000,000

		6,306,825
Delaware — 0.0%
Delaware State Health Facilities Authority, 3.000%, 6/1/2016 (10)	200,000	202,822

District of Columbia — 1.9%
Deutsche Bank Spears/Lifers Trust, 0.270%, 6/1/2031, Call 6/1/2021 (6) (7) (9)	8,185,000	8,185,000
District of Columbia Housing Finance Agency, AGM, 5.000%, 7/1/2021, Call 10/2/2015	390,000	391,096
District of Columbia, AGC, 0.220%, 7/15/2017 (6) (7) (9)	5,160,000	5,160,000
Metropolitan Washington Airports Authority, AGC, 0.000%, 10/1/2015	650,000	649,369

		14,385,465
Florida — 3.2%
Brevard County Health Facilities Authority, 5.000%, 4/1/2016	175,000	179,485
City of Gulf Breeze, 1.750%, 12/1/2015 (9)	9,000,000	9,029,430
City of Melbourne, NATL-RE FGIC, 0.000%, 10/1/2015	120,000	119,891
City of Miami, NATL-RE, 4.125%, 1/1/2016	250,000	253,138
City of Port Orange, 2.000%, 10/1/2016	265,000	269,728
City of Port St. Lucie, 4.000%, 9/1/2016	100,000	103,569
City of Sunrise, AMBAC, 5.500%, 10/1/2015	410,000	411,800
City of Tampa, 3.000%, 9/1/2016	800,000	816,672
County of Bay, 3.500%, 9/1/2016	180,000	179,339
County of Miami-Dade, XLCA, 4.000%, 10/1/2015	150,000	150,476
Dupree Lakes Community Development District, BAM, 3.000%, 5/1/2016	100,000	101,460
Florida Governmental Utility Authority, 2.000%, 10/1/2016	245,000	247,911
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2016	100,000	101,835
Florida Municipal Loan Council, NATL-RE, 5.000%, 10/1/2015	250,000	250,955
Florida Municipal Power Agency, AMBAC:
0.149%, 10/1/2021, Call 9/3/2015 (9) (13)	250,000	237,667
0.207%, 10/1/2021 (9) (13)	325,000	308,967
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (9)	750,000	788,002
Hillsborough County Industrial Development Authority:
4.000%, 10/1/2015	750,000	752,250
5.000%, 10/1/2015	130,000	130,495
Manatee County School District, AGM, 4.000%, 7/1/2017, Call 10/2/2015	200,000	200,482
Miami Beach Health Facilities Authority, 3.000%, 11/15/2015	750,000	753,952
Miami-Dade County School Board Foundation, Inc., NATL-RE, 5.000%, 5/1/2018, Call 5/1/2017	300,000	321,678
North Sumter County Utility Dependent District, 5.000%, 10/1/2017	225,000	242,492
Orange County Health Facilities Authority, 3.000%, 8/1/2017	625,000	643,550
Palm Beach County Health Facilities Authority, 3.000%, 12/1/2016	465,000	477,285
Port St. Lucie Community Redevelopment Agency, NATL-RE, 5.000%, 1/1/2016	250,000	253,728
Southeast Overtown Park West Community Redevelopment Agency, 4.000%, 3/1/2016 (6) (7)	2,000,000	2,031,620
Sumter County Industrial Development Authority:
3.000%, 7/1/2016	1,620,000	1,647,848
4.000%, 7/1/2017	1,180,000	1,236,251
4.000%, 7/1/2019	620,000	666,171
Suncoast Community Development District, 2.000%, 5/1/2016	170,000	171,511
Tradition Community Development District No. 1, AGM, 2.000%, 5/1/2016	1,500,000	1,511,940

		24,591,578

Georgia — 3.7%
Appling County Development Authority:
0.250%, 9/1/2029, Call 9/1/2015 (9)	9,200,000	9,200,000
0.250%, 9/1/2041, Call 9/1/2015 (9)	6,000,000	6,000,000
Bartow County Development Authority, 2.375%, 8/10/2017 (9)	1,000,000	1,024,160
Burke County Development Authority:
1.550%, 6/21/2016 (9)	265,000	266,306
1.750%, 6/1/2017 (9)	500,000	507,165
City of Atlanta, 1.633%, 11/1/2018, Call 5/1/2018 (9)	2,750,000	2,813,058
Downtown Dalton Development Authority, NATL-RE, 5.500%, 8/15/2017	130,000	136,271
Fulton County Development Authority, 5.000%, 3/15/2016	1,465,000	1,499,589
Georgia Housing & Finance Authority, FHA, 0.000%, 12/1/2016	490,000	426,751
Georgia School Boards Association, Inc., NATL-RE, 3.750%, 12/1/2015	200,000	201,694
Milledgeville & Baldwin County Development Authority, AMBAC, 0.690%, 10/1/2016 (9)	450,000	449,118
Municipal Electric Authority of Georgia, NATL-RE:
6.375%, 1/1/2016	565,000	576,498
6.500%, 1/1/2017	30,000	30,566
Private Colleges & Universities Authority, 4.000%, 10/1/2015	1,535,000	1,539,482
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.250%, 10/1/2024, Call 10/1/2017 (6) (7) (9)	4,000,000	4,000,000

		28,670,658
Guam — 0.0%
Territory of Guam, 3.000%, 11/15/2017 (10)	300,000	311,952

Idaho — 1.2%
Idaho Health Facilities Authority, 5.500%, 11/1/2015	130,000	131,085
Idaho Housing & Finance Association, 0.270%, 1/1/2038, Call 9/2/2015 (9)	9,100,000	9,100,000

		9,231,085
Illinois — 7.4%
Chicago Board of Education, 4.020%, 3/1/2017, Call 9/1/2016 (9)	4,250,000	4,178,217
Chicago Board of Education, AGM, 5.000%, 12/1/2018, Call 12/1/2016	250,000	256,330
Chicago Housing Authority, FSA, 5.000%, 7/1/2026, Call 7/1/2016	430,000	445,742
City of Burbank, 3.450%, 12/1/2016	500,000	516,435
City of Burbank, BAM:
3.000%, 12/1/2016	500,000	513,655
3.000%, 12/1/2017	1,040,000	1,080,144
City of Chicago, AGM:
4.250%, 11/1/2018	150,000	159,338
5.000%, 1/1/2019, Call 10/2/2015	250,000	250,893
5.500%, 1/1/2016	85,000	86,455
City of Chicago, AMBAC, 5.000%, 11/1/2015	275,000	276,851
City of Chicago, NATL-RE FGIC, 0.000%, 1/1/2016	150,000	148,680
City of Decatur, 3.000%, 3/1/2016	250,000	253,220
City of Rockford, BAM, 5.000%, 12/15/2017	1,600,000	1,738,400
City of Springfield:
5.000%, 3/1/2016	300,000	306,672
5.000%, 3/1/2017	350,000	370,877
City of Waukegan:
3.000%, 12/30/2015	405,000	408,054
3.000%, 12/30/2016	425,000	436,556
City of Waukegan, AGM:
2.000%, 12/30/2016	515,000	522,236
4.000%, 12/30/2015	535,000	540,767
Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2015	65,000	64,789
Cook County Community Consolidated School District No. 15 Palatine, NATL-RE, 0.000%, 12/1/2017	250,000	241,808
Cook County Community Unit School District No. 401 Elmwood Park, AGM, 0.000%, 12/1/2015	625,000	623,706
Cook County School District No. 123 Oak Lawn, NATL-RE, 0.000%, 12/1/2016	210,000	206,004
DeKalb Lee & LaSalle Counties Community Unit School District 425 Indian Creek, 2.750%, 12/1/2015	405,000	406,960
Deutsche Bank Spears/Lifers Trust, FGIC, 0.250%, 1/1/2030 (6) (7) (9)	9,085,000	9,085,000
Illinois Finance Authority:
1.300%, 5/8/2017 (9)	2,480,000	2,473,006
2.700%, 5/15/2016	375,000	377,411

4.600%, 11/1/2015 (9)	145,000	145,812
4.700%, 2/1/2025, Call 2/1/2017	25,000	26,449
5.000%, 8/15/2016	280,000	290,209
5.000%, 12/15/2016, Call 12/1/2015	100,000	99,931
5.000%, 7/1/2017	140,000	147,913
Illinois Finance Authority, NATL-RE, 5.500%, 11/15/2015 (9)	75,000	75,816
Illinois Housing Development Authority, 1.000%, 8/1/2017, Call 8/1/2016	2,350,000	2,350,846
Illinois State Toll Highway Authority, AGM, 0.260%, 1/1/2016, Call 9/3/2015 (9)	2,700,000	2,700,000
Kane & DeKalb Counties Community Unit School District No. 302 Kaneland, NATL-RE, 0.000%, 2/1/2016	125,000	124,785
Kendall, Kane & Will Counties Community Unit School District No. 308, 4.000%, 10/1/2015	70,000	70,214
Lake County Forest Preserve District, 0.672%, 12/15/2020 (9)	450,000	448,240
Lee Ogle & De Kalb Counties Community Unit School District No. 271 Paw Paw, 5.250%, 12/1/2015	265,000	267,830
Lockport Township Park District, AMBAC, 0.000%, 11/1/2016	125,000	122,991
Mason Hospital District, RADIAN, 7.250%, 12/1/2015	155,000	157,598
McHenry County Community Consolidated School District No. 47 Crystal Lake, AGM, 5.000%, 2/1/2018	210,000	230,595
McHenry County Community Unit School District No. 12 Johnsburg, AGM, 4.000%, 1/1/2018	125,000	131,826
Memorial Park District, 2.500%, 12/30/2015	65,000	65,468
Northeastern Illinois University, BAM:
3.000%, 7/1/2016	235,000	239,432
3.000%, 7/1/2017	120,000	124,291
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2018	1,150,000	1,251,108
Quad Cities Regional Economic Development Authority, 3.000%, 10/1/2016	200,000	202,442
Railsplitter Tobacco Settlement Authority, 5.000%, 6/1/2017	20,000	21,268
Southwestern Illinois Development Authority, AGM:
5.250%, 12/1/2020, Call 12/1/2017	275,000	297,798
5.250%, 2/1/2023, Call 2/1/2017	1,165,000	1,236,065
St. Clair County Community Consolidated School District No. 90 O’Fallon, AGM, 2.800%, 12/1/2016	145,000	148,692
State of Illinois:
3.000%, 2/1/2016	2,085,000	2,104,119
4.000%, 4/1/2016	350,000	356,423
4.000%, 7/1/2016	100,000	102,533
5.000%, 1/1/2016	300,000	304,173
5.000%, 4/1/2016	1,000,000	1,024,100
5.000%, 5/1/2017	500,000	527,575
State of Illinois, AMBAC, 5.000%, 11/1/2015	75,000	75,524
Stephenson County School District No. 145 Freeport, BAM, 2.000%, 2/1/2016	220,000	221,379
Tender Option Bond Trust Receipts/Certificates, 0.170%, 2/15/2017 (6) (7) (9)	5,000,000	5,000,000
Town of Cicero, 4.000%, 1/1/2016	2,670,000	2,701,880
Town of Cicero, AGM, 4.000%, 1/1/2017	1,900,000	1,978,318
Village of Bensenville, CIFG, 5.000%, 4/1/2016	80,000	81,370
Village of Bourbonnais, 4.500%, 11/1/2015	210,000	211,071
Village of Bridgeview, AMBAC, 3.300%, 12/1/2015, Call 10/2/2015	330,000	330,294
Village of Cary, RADIAN, 4.400%, 3/1/2016	105,000	106,951
Village of Franklin Park, BAM, 4.000%, 10/1/2017	95,000	100,522
Village of Gilberts, BAM, 1.500%, 3/1/2017	300,000	300,441
Village of Lansing, AGM, 3.000%, 3/1/2017	860,000	886,488
Village of Lyons, AGM, 5.000%, 12/1/2016	325,000	339,047
Village of Maywood, 3.000%, 1/1/2016	2,000,000	2,004,940
Village of Plainfield:
2.000%, 12/15/2015	65,000	65,343
2.000%, 12/15/2016	125,000	127,234
2.000%, 12/15/2017	130,000	132,748
Village of River Grove, 3.800%, 12/15/2015	240,000	241,913
Will County Elementary School District No. 122, AGM, 0.000%, 11/1/2016	130,000	127,999

		56,398,210
Indiana — 3.1%
Center Grove Community School Corp.:
2.000%, 7/1/2016	475,000	479,256
2.000%, 1/1/2017	495,000	500,722
2.000%, 7/1/2017	500,000	506,570
City of Goshen, NATL-RE, 3.800%, 1/1/2018, Call 10/2/2015	615,000	615,886
City of Indianapolis Department of Public Utilities, NATL-RE, 3.500%, 6/1/2017	200,000	209,192

County of Jasper, NATL-RE:
5.600%, 11/1/2016	200,000	210,496
5.600%, 11/1/2016	600,000	631,488
County of Lake:
2.000%, 1/15/2016	245,000	246,551
2.000%, 1/15/2016	555,000	557,370
2.000%, 7/15/2016	555,000	562,720
2.000%, 1/15/2017	285,000	287,613
Franklin Community Multi-School Building Corp., NATL-RE FGIC SAW, 5.000%, 1/15/2016	250,000	254,255
Gary Community School Corp., SAW:
2.000%, 1/15/2016	255,000	256,673
2.000%, 1/15/2017	520,000	530,036
Indiana Finance Authority:
2.200%, 2/1/2016, Call 10/2/2015	4,450,000	4,454,984
5.000%, 9/15/2016	500,000	520,140
5.000%, 3/1/2017	930,000	969,618
Indiana Health & Educational Facilities Financing Authority:
4.100%, 11/3/2016 (9)	100,000	104,086
5.250%, 3/1/2016	590,000	604,656
5.250%, 3/1/2016	370,000	378,928
Indiana Municipal Power Agency, NATL-RE, 5.500%, 1/1/2016	10,000	10,171
La Porte Community School Corp.:
2.000%, 6/30/2016	960,000	970,166
2.000%, 12/30/2016	865,000	878,416
Tender Option Bond Trust Receipts/Certificates, 0.370%, 4/15/2018 (6) (7) (9)	8,500,000	8,500,000
Whitley County Multi School Building Corp.:
3.000%, 7/15/2017	410,000	427,298
3.000%, 1/15/2018	250,000	260,528

		23,927,819
Iowa — 0.4%
City of Randall, 1.250%, 8/1/2016, Call 2/1/2016	3,000,000	3,001,950

Kansas — 0.2%
Bourbon County Unified School District No. 234-Fort Scott, 3.000%, 9/1/2017	745,000	775,403
Wyandotte County-Kansas City Unified Government, 4.000%, 8/1/2017	900,000	954,684

		1,730,087
Kentucky — 1.3%
City of Russell, 4.000%, 11/1/2015	400,000	402,264
Commonwealth of Kentucky, 2.000%, 6/15/2017	275,000	280,830
Deutsche Bank Spears/Lifers Trust, NATL-RE, 0.280%, 9/1/2042, Call 9/1/2017 (6) (7) (9)	3,000,000	3,000,000
Kentucky State Property & Building Commission, AGC, 0.220%, 2/1/2027, Call 2/1/2019 (6) (7) (9)	5,990,000	5,990,000

		9,673,094
Louisiana — 3.1%
City of Bossier City, 2.000%, 10/1/2016	135,000	137,188
City of New Orleans, 4.000%, 6/1/2016	300,000	307,950
City of New Orleans, AMBAC, 0.000%, 9/1/2015	20,000	20,000
Deutsche Bank Spears/Lifers Trust, 0.230%, 10/1/2040, Call 10/1/2020 (6) (7) (9)	7,000,000	7,000,000
East Baton Rouge Sewerage Commission, 0.632%, 8/1/2018, Call 2/1/2018 (9)	6,355,000	6,376,670
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	1,260,000	1,260,454
Louisiana Public Facilities Authority, 0.270%, 7/1/2021, Call 9/3/2015 (9)	1,665,000	1,665,000
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.000%, 6/1/2017, Call 6/1/2016	200,000	206,968
Parish of St. James, 0.210%, 11/1/2040, Call 9/1/2015 (9)	4,000,000	4,000,000
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2015	110,000	109,900
State of Louisiana, 0.602%, 5/1/2018, Call 11/1/2017 (9)	2,500,000	2,511,250

		23,595,380
Maryland — 0.1%
Maryland Community Development Administration:
4.100%, 9/1/2016	60,000	62,134
4.200%, 9/1/2015	475,000	475,000
4.300%, 9/1/2017, Call 3/1/2017	75,000	78,903

		616,037
Massachusetts — 0.4%
Commonwealth of Massachusetts, 0.661%, 11/1/2018, Call 11/1/2017 (9)	750,000	756,435
Massachusetts Bay Transportation Authority, 6.200%, 3/1/2016	35,000	36,046

Massachusetts Development Finance Agency:
0.500%, 1/29/2020, Call 8/1/2019 (9)	500,000	488,975
4.000%, 10/1/2015	200,000	200,600
Massachusetts Development Finance Agency, AGM, 4.000%, 10/1/2015	950,000	953,040
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.228%, 7/1/2018 (9) (13)	300,000	287,109

		2,722,205
Michigan — 3.3%
Bay De Noc Community College District, XLCA, 4.000%, 5/1/2016	315,000	321,672
Brownfield Redevelopment Authorities, NATL-RE, 4.000%, 11/1/2017, Call 11/1/2016	100,000	103,065
Carman-Ainsworth Community School District, BAM, 5.000%, 5/1/2016	1,670,000	1,717,378
Chippewa Hills School District, Q-SBLF:
4.000%, 5/1/2016	685,000	700,152
4.000%, 5/1/2017	735,000	771,603
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2015	605,000	604,903
City of Detroit Sewage Disposal System Revenue, NATL-RE FGIC, 5.250%, 7/1/2016	265,000	274,302
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	100,000	110,083
City of Detroit Water Supply System Revenue, NATL-RE, 5.000%, 7/1/2021, Call 10/2/2015	1,500,000	1,504,725
City of Wayne, AMBAC, 4.000%, 10/1/2017, Call 10/2/2015	300,000	300,519
City of Wyandotte, AGC, 4.000%, 10/1/2016	215,000	221,779
Ecorse Public School District, AGM Q-SBLF, 5.000%, 5/1/2016, Call 10/2/2015	100,000	100,371
Fitzgerald Public School District, BAM:
4.000%, 5/1/2016	625,000	639,037
4.000%, 5/1/2016	1,490,000	1,523,465
4.000%, 5/1/2017	985,000	1,034,723
Grand Traverse County Hospital Finance Authority:
3.000%, 7/1/2016	310,000	316,730
3.000%, 7/1/2017	320,000	332,627
4.000%, 7/1/2016	180,000	185,395
4.000%, 7/1/2017	255,000	269,678
Harbor Beach Community School District, Q-SBLF, 2.000%, 5/1/2017	75,000	76,332
Healthsource Saginaw, Inc., 4.000%, 5/1/2017	200,000	211,256
Michigan Finance Authority:
4.000%, 6/1/2017	100,000	103,497
5.000%, 7/1/2016	1,000,000	1,030,350
5.000%, 7/1/2016	2,000,000	2,065,080
Michigan State Building Authority, 5.000%, 10/15/2017	30,000	32,606
Michigan State Building Authority, AGC FGIC, 0.000%, 10/15/2018, Call 10/15/2016	165,000	148,838
Mount Clemens Community School District, Q-SBLF, 4.000%, 5/1/2017	1,655,000	1,736,856
New Lothrop Area Public Schools, AGM Q-SBLF, 5.000%, 5/1/2035, Call 11/1/2015	1,200,000	1,209,444
Newaygo County Regional Educational Service Agency, 2.000%, 5/1/2016	75,000	75,677
Roseville Community Schools, Q-SBLF, 5.000%, 5/1/2017	250,000	266,345
Star International Academy:
3.150%, 3/1/2016	130,000	130,745
3.400%, 3/1/2017	375,000	378,817
Taylor Tax Increment Finance Authority, AGM:
2.000%, 5/1/2016	1,245,000	1,257,799
4.000%, 5/1/2020, Call 10/2/2015	785,000	786,586
4.000%, 5/1/2021, Call 10/2/2015	600,000	601,128
Village of Holly, BAM, 2.000%, 10/1/2015	160,000	160,240
Waterford School District, AGM, 5.000%, 8/1/2017	870,000	935,015
Wayne-Westland Community Schools, Q-SBLF, 5.000%, 5/1/2017	1,060,000	1,128,391
White Cloud Public Schools, Q-SBLF:
4.000%, 5/1/2016	110,000	112,500
4.000%, 5/1/2017	245,000	257,534
4.000%, 5/1/2018	215,000	230,777
4.000%, 5/1/2019	175,000	190,918
Zeeland Public Schools:
4.000%, 5/1/2016	300,000	306,516
4.000%, 5/1/2017	500,000	525,325

		24,990,779
Minnesota — 1.1%
Brooklyn Center Independent School District No. 286, NATL-RE, 4.250%, 2/1/2016	300,000	304,389
City of Crosslake, 2.000%, 12/1/2016	335,000	338,296
City of Hayward, 2.750%, 11/1/2017, Call 5/1/2017	2,000,000	1,998,700
City of Norwood Young America, 1.500%, 8/1/2016, Call 2/1/2016	2,000,000	2,000,400
City of Winona, 2.300%, 7/1/2016	500,000	502,490

Minnesota Higher Education Facilities Authority, 4.000%, 10/1/2015	255,000	255,462
St. Cloud Independent School District No. 742:
1.000%, 2/1/2016	230,000	230,690
1.250%, 2/1/2017	170,000	171,095
St. Paul Housing & Redevelopment Authority, 0.850%, 6/1/2017, Call 6/1/2016	3,000,000	2,999,460

		8,800,982
Mississippi — 1.2%
City of D’Iberville, 2.000%, 4/1/2016	265,000	265,986
Mississippi Business Finance Corp., 0.960%, 12/1/2036, Call 9/1/2015 (9)	8,000,000	8,000,000
Mississippi Development Bank, 5.000%, 4/1/2018	300,000	328,206
Mississippi Hospital Equipment & Facilities Authority, 0.750%, 1/7/2016 (9)	1,000,000	1,000,340

		9,594,532
Missouri — 1.5%
City of St. Louis, NATL-RE, 5.500%, 7/1/2016	360,000	374,634
County of Jackson, AMBAC, 0.000%, 12/1/2015	90,000	89,519
Health & Educational Facilities Authority of the State of Missouri, 3.000%, 2/1/2017	185,000	189,120
Howard Bend Levee District, XLCA, 0.280%, 3/1/2027 (9)	7,130,000	7,130,000
Joplin Industrial Development Authority, 4.000%, 2/15/2017	400,000	416,228
Missouri Development Finance Board, 3.000%, 4/1/2016	300,000	304,197
Missouri Housing Development Commission, GNMA/FNMA, 4.700%, 3/1/2035, Call 9/1/2019	320,000	336,944
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.035%, 12/1/2022, Call 9/1/2015 (9) (13)	1,750,000	1,637,249
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	1,000,000	1,004,310

		11,482,201
Nebraska — 0.4%
Central Plains Energy Project, 5.000%, 6/1/2017	3,000,000	3,223,800

Nevada — 0.4%
Deutsche Bank Spears/Lifers Trust, FSA AMBAC, 0.270%, 6/15/2022, Call 6/15/2017 (6) (7) (9)	2,720,000	2,720,000

New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, 3.000%, 7/1/2016	755,000	765,774

New Jersey — 9.1%
Camden County Municipal Utilities Authority, NATL-RE FGIC, 0.000%, 9/1/2015	185,000	185,000
Casino Reinvestment Development Authority, 4.000%, 11/1/2016	1,500,000	1,525,725
City of Margate City, 5.000%, 2/1/2018	200,000	218,858
Deutsche Bank Spears/Lifers Trust, 0.230%, 3/1/2034 (6) (7) (9)	11,920,000	11,920,000
New Jersey Economic Development Authority:
0.320%, 11/1/2031, Call 9/1/2015 (9)	7,610,000	7,610,000
0.320%, 11/1/2040, Call 9/1/2015 (9)	4,900,000	4,900,000
0.320%, 11/1/2040, Call 9/1/2015 (9)	5,970,000	5,970,000
0.750%, 2/1/2017, Call 8/1/2016 (9)	3,225,000	3,180,076
1.720%, 2/1/2016, Call 9/22/2015 (9)	3,300,000	3,300,198
1.820%, 2/1/2018, Call 8/1/2017 (9)	500,000	493,235
2.032%, 2/1/2018, Call 8/1/2017 (9)	1,750,000	1,758,138
5.000%, 6/15/2017	250,000	261,720
New Jersey Educational Facilities Authority:
0.150%, 7/1/2036, Call 9/1/2015 (9)	1,000,000	1,000,000
3.000%, 7/1/2017	125,000	129,701
New Jersey Health Care Facilities Financing Authority:
0.270%, 7/1/2028, Call 9/2/2015 (9)	400,000	400,000
0.320%, 7/1/2038, Call 9/1/2015 (9)	3,900,000	3,900,000
0.590%, 7/1/2018, Call 9/1/2015 (9)	100,000	100,000
3.250%, 7/1/2016	515,000	526,814
New Jersey Health Care Facilities Financing Authority, AGC, 0.410%, 7/1/2038, Call 7/1/2019 (6) (7) (9)	7,002,902	7,002,902
New Jersey Higher Education Student Assistance Authority, 5.000%, 6/1/2016	180,000	185,969
New Jersey State Turnpike Authority, 0.554%, 1/1/2017, Call 7/1/2016 (9)	5,000,000	5,003,250
New Jersey Transportation Trust Fund Authority:
1.020%, 12/15/2019, Call 6/15/2019 (9)	5,000,000	4,757,550
5.000%, 12/15/2017	1,200,000	1,262,040
New Jersey Transportation Trust Fund Authority, AGM, 5.500%, 12/15/2018	250,000	271,760
New Jersey Transportation Trust Fund Authority, FGIC, 0.210%, 12/15/2030 (6) (7) (9)	1,440,000	1,440,000
New Jersey Transportation Trust Fund Authority, FSA, 5.500%, 12/15/2017	135,000	144,053
New Jersey Transportation Trust Fund Authority, NATL-RE, 5.500%, 12/15/2016	2,405,000	2,538,477
Newark Housing Authority, 4.000%, 12/1/2017	100,000	105,929

		70,091,395

New Mexico — 0.7%
New Mexico Municipal Energy Acquisition Authority, 0.876%, 8/1/2019, Call 2/1/2019 (9)	5,500,000	5,509,240

New York — 7.2%
Albany Capital Resource Corp.:
2.000%, 12/1/2015	170,000	170,631
3.000%, 12/1/2016	175,000	180,110
3.000%, 12/1/2017	115,000	120,300
Albany Industrial Development Agency, 0.400%, 7/1/2032, Call 9/3/2015 (9)	1,340,000	1,340,000
City of New York:
0.420%, 8/1/2027, Call 10/3/2016 (9)	1,070,000	1,065,142
0.580%, 8/1/2026 (9) (13)	50,000	50,000
5.000%, 8/1/2017	250,000	270,570
City of New York, AGC, 0.570%, 10/1/2021, Call 9/7/2015 (9) (13)	100,000	100,000
City of New York, AGM, 0.200%, 11/1/2026 (9)	10,000,000	10,000,000
City of Schenectady, BAM, 3.125%, 5/15/2017	300,000	312,999
City of Yonkers, AGM:
2.000%, 10/15/2016	1,600,000	1,624,528
4.000%, 9/1/2016	95,000	98,207
County of Monroe, AGM NATL-RE, 6.000%, 3/1/2017	100,000	107,632
County of Rockland, 5.000%, 3/1/2016	350,000	357,452
County of Suffolk, AGM, 5.000%, 2/1/2017	1,000,000	1,059,250
Long Island Power Authority, 0.782%, 11/1/2018, Call 5/1/2018 (9)	1,600,000	1,602,112
Metropolitan Transportation Authority, 0.626%, 11/1/2015 (9)	300,000	299,979
Metropolitan Transportation Authority, AGM:
0.387%, 11/1/2022, Call 9/3/2015 (9) (13)	3,250,000	3,140,377
0.396%, 11/1/2022, Call 9/2/2015 (9) (13)	3,800,000	3,671,685
0.730%, 5/15/2018, Call 11/15/2017 (9)	4,650,000	4,611,637
New York City Transit Auth/Metropolitan Transportation Auth/Triborough Bridge & Tunnel, AMBAC, 0.542%, 1/1/2030, Call 10/2/2015 (9) (13)	100,000	92,951
New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, AMBAC, 0.545%, 1/1/2030, Call 9/3/2015 (9) (13)	800,000	741,744
New York Local Government Assistance Corp., AGM, 5.250%, 4/1/2016	530,000	545,508
New York State Energy Research & Development Authority, 0.148%, 4/1/2020, Call 9/30/2015 (9) (13)	145,000	136,627
New York State Energy Research & Development Authority, NATL-RE, 0.159%, 12/1/2020, Call 9/9/2015 (9) (13)	7,350,000	6,911,815
Oswego City School District, SAW, 1.000%, 4/21/2016	5,950,000	5,969,278
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.550%, 12/1/2025, Call 9/1/2015 (6) (7) (9)	6,330,000	6,330,000
Rensselaer County Industrial Development Agency, 0.220%, 10/30/2035, Call 10/1/2015 (9)	490,000	490,000
State of New York, NATL-RE FGIC:
0.225%, 2/15/2022, Call 9/3/2015 (9) (13)	1,930,000	1,857,438
0.225%, 2/13/2032, Call 9/3/2015 (9) (13)	1,595,000	1,442,748
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2018	65,000	69,812
Village of Freeport, AGM, 3.000%, 5/1/2017	100,000	103,808

		54,874,340
North Carolina — 0.3%
North Carolina Medical Care Commission, 0.340%, 6/1/2029, Call 6/1/2020 (6) (7) (9)	1,000,000	1,000,000
University of North Carolina at Chapel Hill, 0.876%, 12/1/2017, Call 6/1/2017 (9)	925,000	935,823

		1,935,823
North Dakota — 1.2%
Barnes County North Public School District Building Authority:
4.000%, 5/1/2016	520,000	527,062
4.000%, 5/1/2017	545,000	560,543
4.000%, 5/1/2018	565,000	583,577
4.000%, 5/1/2019	590,000	614,874
City of Bowman, 2.500%, 2/15/2017, Call 8/15/2016	1,650,000	1,650,446
City of Williston, 5.000%, 5/1/2016	255,000	262,719
City of Williston, AGM, 2.650%, 11/1/2020, Call 10/2/2015	1,865,000	1,865,877
North Dakota Housing Finance Agency, 3.600%, 7/1/2032, Call 7/1/2022	650,000	655,863
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/17/2015	2,305,000	2,318,576

		9,039,537

Ohio — 2.5%
City of Cleveland, AMBAC, 5.000%, 1/1/2016	220,000	223,230
City of Trenton, AGM, 2.000%, 12/1/2015	275,000	276,155
County of Montgomery, 0.190%, 5/1/2034, Call 5/1/2019 (6) (7) (9)	7,000,000	7,000,000
County of Richland, AGM, 1.500%, 12/1/2015	130,000	130,407
Lancaster Port Authority, 0.846%, 8/1/2019, Call 2/1/2019 (9)	5,000,000	4,977,150
Montpelier Exempted Village School District, 0.000%, 12/1/2015	145,000	144,756
Painesville City Local School District, 0.000%, 12/1/2016	840,000	827,484
State of Ohio, 0.350%, 1/15/2045, Call 10/2/2015 (9)	5,500,000	5,500,000

		19,079,182
Oklahoma — 0.1%
Enid Municipal Authority, AMBAC, 0.000%, 2/1/2016	485,000	483,429
Stephens County Educational Facilities Authority, 3.000%, 9/1/2015	160,000	160,000

		643,429
Oregon — 0.5%
Oregon State Facilities Authority, 0.250%, 9/30/2016 (9)	3,675,000	3,675,661
Port of Morrow:
2.000%, 6/1/2016	200,000	201,314
2.000%, 6/1/2017	200,000	203,554
2.000%, 6/1/2017	75,000	75,967
2.000%, 6/1/2018	70,000	70,485

		4,226,981
Pennsylvania — 7.0%
Bethlehem Area School District, SAW, 0.562%, 1/1/2018, Call 7/1/2017 (9)	3,075,000	3,084,440
Bethlehem Area Vocational Technical School Authority, MAC SAW:
0.400%, 9/15/2015	125,000	125,007
0.700%, 9/15/2016	180,000	180,167
1.500%, 9/15/2017	185,000	186,708
Butler County Hospital Authority:
0.220%, 10/1/2032, Call 10/1/2015 (9)	10,645,000	10,645,000
0.220%, 10/1/2042, Call 10/1/2015 (9)	1,570,000	1,570,000
County of Cambria, BAM, 4.000%, 8/1/2016	1,035,000	1,065,864
Cumberland County Municipal Authority, RADIAN, 5.000%, 12/1/2015	150,000	151,612
Hanover Area School District, AGM SAW, 3.750%, 2/1/2016	830,000	841,163
Jim Thorpe Area School District, BAM SAW, 3.000%, 3/15/2017	180,000	185,967
Lehigh County General Purpose Authority:
0.220%, 5/15/2021, Call 9/1/2015 (9)	1,720,000	1,720,000
3.000%, 11/1/2015	410,000	411,386
3.000%, 11/1/2016	455,000	464,041
Montgomery County Industrial Development Authority:
5.000%, 11/15/2015	1,000,000	1,008,560
5.000%, 11/15/2016	1,000,000	1,048,690
North Penn Water Authority, 0.626%, 11/1/2019, Call 5/1/2019 (9)	2,000,000	1,986,700
Pennsylvania Economic Development Financing Authority, 4.000%, 3/1/2016	500,000	509,035
Pennsylvania Higher Educational Facilities Authority, RADIAN, 5.000%, 12/15/2017, Call 6/15/2016	300,000	309,504
Pennsylvania Higher Educational Facilities Authority, XLCA, 5.000%, 7/1/2017, Call 10/2/2015	545,000	546,739
Pennsylvania Turnpike Commission:
0.470%, 12/1/2017, Call 6/1/2017 (9)	560,000	556,892
0.620%, 12/1/2017, Call 6/1/2017 (9)	100,000	99,776
0.700%, 12/1/2018, Call 6/1/2018 (9)	6,000,000	5,977,380
0.900%, 12/1/2020, Call 6/1/2020 (9)	1,800,000	1,787,688
1.170%, 12/1/2019, Call 6/1/2019 (9)	2,225,000	2,245,381
Pennsylvania Turnpike Commission, AGC, 5.000%, 6/1/2017	600,000	643,128
Philadelphia Authority for Industrial Development, 4.000%, 10/1/2017	1,250,000	1,328,775
Philadelphia Gas Works Co., AMBAC, 5.000%, 10/1/2016	345,000	361,281
Pittsburgh Public Parking Authority, NATL-RE, 5.000%, 12/1/2020, Call 12/1/2015	1,815,000	1,834,511
Pittsburgh Public Parking Authority, NATL-RE FGIC, 0.000%, 12/1/2015	725,000	722,491
Pittsburgh School District, NATL-RE FGIC SAW, 3.500%, 9/1/2015	30,000	30,000
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.260%, 6/1/2034 (6) (7) (9)	7,020,000	7,020,000
Scranton School District, AGM SAW, 2.000%, 6/15/2017	250,000	255,570
Scranton School District, SAW, 1.128%, 4/2/2018, Call 10/2/2017 (9)	3,000,000	3,014,730
State Public School Building Authority, AGM, 3.000%, 10/15/2015	210,000	210,735
University Area Joint Authority, 0.420%, 11/1/2017, Call 5/1/2017 (9)	1,070,000	1,070,867

Wayne Highlands School District, BAM:
2.000%, 4/1/2016	360,000	363,071
3.000%, 4/1/2017	120,000	124,054

		53,686,913
Puerto Rico — 0.2%
Commonwealth of Puerto Rico, AGM, 5.250%, 7/1/2016	100,000	100,799
Commonwealth of Puerto Rico, NATL-RE, 0.000%, 7/1/2016	270,000	261,079
Puerto Rico Electric Power Authority, 0.000%, 7/1/2017	385,000	366,416
Puerto Rico Electric Power Authority, NATL-RE, 0.000%, 7/1/2017	40,000	38,069
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority:
5.000%, 4/1/2016	500,000	496,790
5.000%, 7/1/2018	300,000	307,419

		1,570,572
Rhode Island — 0.1%
Rhode Island Health & Educational Building Corp., NATL-RE, 5.500%, 4/1/2017	1,000,000	1,070,910

South Carolina — 0.4%
Newberry Investing in Children’s Education, 5.250%, 12/1/2015	1,560,000	1,579,126
South Carolina Jobs-Economic Development Authority, 4.000%, 11/1/2015	800,000	804,528
South Carolina State Public Service Authority, NATL-RE, 5.000%, 1/1/2022, Call 1/1/2016	340,000	345,321

		2,728,975
South Dakota — 0.0%
South Dakota Health & Educational Facilities Authority, 3.500%, 9/1/2015	355,000	355,000

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 3.000%, 11/1/2016	510,000	519,955
Tennessee Housing Development Agency, 4.500%, 7/1/2028, Call 1/1/2020	170,000	178,590

		698,545
Texas — 7.6%
Alamito Public Facility Corp., 1.000%, 10/1/2017, Call 4/1/2017 (9)	2,000,000	1,997,540
Central Texas Regional Mobility Authority, 3.000%, 1/4/2016, Call 10/2/2015 (9)	3,000,000	3,005,070
City of Houston:
0.770%, 6/1/2017, Call 12/1/2016 (9)	300,000	300,576
4.000%, 9/1/2017	200,000	211,696
City of Irving, 2.000%, 8/15/2016	140,000	141,627
City of Lewisville, AGM:
2.000%, 9/1/2016	325,000	329,277
2.000%, 9/1/2017	335,000	341,000
4.000%, 9/1/2018	340,000	365,626
City of San Marcos, BAM, 2.000%, 11/1/2015	320,000	320,579
Clifton Higher Education Finance Corp., 3.750%, 8/15/2016	485,000	493,958
County of Jones:
3.000%, 9/1/2015	85,000	85,000
4.000%, 9/1/2016	165,000	170,537
Denton Independent School District, PSF, 2.000%, 8/1/2016 (9)	250,000	253,172
Fort Bend County Municipal Utility District No. 138, BAM:
2.000%, 9/1/2016	200,000	202,054
2.000%, 9/1/2017	200,000	204,820
Fort Bend County Municipal Utility District No. 151, MAC:
2.000%, 9/1/2016	165,000	167,006
2.000%, 9/1/2017	180,000	182,936
Fort Bend County Municipal Utility District No. 50, MAC:
2.000%, 9/1/2016	180,000	181,975
2.000%, 9/1/2017	340,000	345,345
Gainesville Hospital District, AMBAC, 4.000%, 8/15/2016	100,000	103,342
Goose Creek Consolidated Independent School District, PSF, 1.350%, 8/15/2018 (9)	700,000	700,805
Grand Mission Municipal Utility District No. 1, BAM, 2.000%, 9/1/2016	340,000	343,730
Gulf Coast Industrial Development Authority, 0.650%, 11/1/2019, Call 10/1/2015 (9)	2,350,000	2,350,000
Harris County Cultural Education Facilities Finance Corp., 0.420%, 6/1/2016 (9)	1,000,000	1,001,180
Harris County Municipal Utility District No. 165, BAM, 2.000%, 3/1/2016	125,000	125,869
Harris County Municipal Utility District No. 276, BAM, 2.000%, 9/1/2015	200,000	200,000
Harris County Municipal Utility District No. 383, BAM, 2.000%, 9/1/2015	140,000	140,000
Harris County Municipal Utility District No. 391, AGM, 2.000%, 9/1/2015	125,000	125,000
Harris County Municipal Utility District No. 468, AGM, 2.000%, 9/1/2017	100,000	102,010

Harris Montgomery Counties Municipal Utility District No. 386, 5.000%, 9/1/2015	290,000	290,000
Meadowhill Regional Municipal Utility District, AGM, 2.000%, 10/1/2015	165,000	165,234
Nolan County Hospital District, 3.000%, 8/15/2016	200,000	204,328
North Texas Health Facilities Development Corp., AGM, 5.000%, 9/1/2015	180,000	180,000
North Texas Tollway Authority:
6.000%, 1/1/2020, Call 1/1/2018	220,000	246,545
6.000%, 1/1/2020, Call 1/1/2018	30,000	33,215
Northpointe Water Control & Improvement District, AGM, 2.000%, 9/1/2016	300,000	303,828
Northside Independent School District, PSF:
1.200%, 8/1/2017 (9)	90,000	90,391
2.125%, 8/1/2020, Call 2/1/2016 (9)	1,980,000	1,993,939
Panhandle-Plains Higher Education Authority, Inc., 1.084%, 10/1/2020, Call 9/1/2015 (9)	150,000	151,352
Port of Port Arthur Navigation District:
0.300%, 12/1/2039, Call 9/1/2015 (9)	9,700,000	9,700,000
0.300%, 4/1/2040, Call 9/1/2015 (9)	1,250,000	1,250,000
0.300%, 11/1/2040, Call 9/1/2015 (9)	10,000,000	10,000,000
Spring Creek Utility District of Montgomery County, BAM, 2.000%, 10/1/2017	375,000	380,981
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	2,525,000	2,552,522
4.000%, 9/1/2017	550,000	579,144
5.000%, 10/1/2017	1,025,000	1,113,078
5.250%, 8/15/2028, Call 8/15/2018	230,000	257,416
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2015	150,000	151,877
Texas Municipal Gas Acquisition & Supply Corp. II:
0.490%, 9/15/2017 (9)	145,000	145,028
0.892%, 9/15/2017 (9)	2,350,000	2,351,433
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2015	1,500,000	1,518,420
Texas Transportation Commission, 0.250%, 4/1/2026, Call 9/1/2015 (9)	9,000,000	9,000,000
Travis County Water Control & Improvement District No. 17, BAM:
0.000%, 11/1/2016	390,000	386,712
0.000%, 11/1/2017	250,000	244,880
Walnut Creek Special Utility District, MAC, 2.000%, 1/10/2017	255,000	258,866

		58,040,919
Utah — 0.2%
Utah Associated Municipal Power Systems, 5.000%, 6/1/2017	1,670,000	1,791,543

Vermont — 0.0%
City of Burlington, AGM, 5.000%, 7/1/2016	125,000	129,279

Virginia — 0.2%
City of Richmond, AGM, 5.000%, 7/15/2016, Call 10/2/2015	250,000	250,950
Virginia Small Business Financing Authority, 5.000%, 11/1/2017	1,215,000	1,322,734

		1,573,684
Washington — 1.8%
Barclays Capital Municipal Trust Receipts, 0.150%, 6/1/2034, Call 6/1/2019 (6) (7) (9)	11,320,000	11,320,000
Grant County Public Hospital District No. 1, RADIAN, 5.000%, 12/1/2016	325,000	340,616
Washington Health Care Facilities Authority, 2.500%, 12/1/2017 (6) (7)	600,000	602,736
Washington Higher Education Facilities Authority:
3.000%, 10/1/2015	170,000	170,257
5.000%, 10/1/2016	1,000,000	1,039,350

		13,472,959
West Virginia — 0.0%
Berkeley County Building Commission:
3.000%, 9/1/2015	100,000	100,000
3.000%, 9/1/2016	140,000	143,171
3.000%, 9/1/2017	50,000	51,708

		294,879
Wisconsin — 1.8%
City of Edgerton, 1.750%, 6/1/2017, Call 6/1/2016	1,925,000	1,937,243
City of Menasha:
4.300%, 9/1/2015	265,000	265,000
4.400%, 9/1/2017	100,000	100,000
City of Sheboygan, FGIC, 5.000%, 9/1/2015	375,000	375,000
City of South Milwaukee, 4.000%, 9/1/2017, Call 9/1/2016	100,000	103,457
City of Weyauwega, 1.500%, 8/1/2016, Call 2/1/2016	2,840,000	2,841,363

County of Langlade:
2.000%, 10/1/2016	350,000	355,064
2.000%, 10/1/2017	365,000	370,446
2.000%, 10/1/2018	100,000	101,226
Maple School District, 1.000%, 10/30/2015	1,400,000	1,400,644
Raymond School District No. 14, 3.000%, 4/1/2016	75,000	76,159
Town of Somers:
4.000%, 8/1/2016	400,000	410,632
4.000%, 8/1/2017	435,000	456,250
Wisconsin Center District:
3.000%, 12/15/2015	200,000	201,034
3.000%, 12/15/2016	615,000	626,913
3.000%, 12/15/2017	635,000	649,662
Wisconsin Center District, NATL-RE, 0.000%, 12/15/2015	135,000	134,745
Wisconsin Health & Educational Facilities Authority:
2.250%, 5/1/2016	100,000	100,228
2.500%, 10/15/2015	180,000	180,499
3.000%, 8/15/2016	320,000	324,874
3.000%, 8/15/2017	410,000	421,373
3.300%, 10/1/2016	50,000	51,509
5.000%, 9/1/2016	375,000	390,225
5.000%, 8/15/2021, Call 8/15/2018	150,000	165,597
Wisconsin-Dells School District, 1.000%, 10/29/2015	1,750,000	1,750,962

		13,790,105

Total Municipals (identified cost $751,772,605)		752,152,377

Mutual Funds — 0.3%

New York — 0.3%
Nuveen New York AMT-Free Municipal Income Fund, Preferred Shares, 0.640%, 10/1/2017, Call 10/2/2015 (6) (7) (9)	2,000,000	2,000,840

Total Mutual Funds (identified cost $2,000,000)		2,000,840

Short-Term Investments — 1.3%

Mutual Funds — 0.4%
BMO Tax-Free Money Market Fund, Class I, 0.040% (4)	2,807,077	2,807,077

Short-Term Municipals — 0.9%

Alabama — 0.1%
Limestone County Water & Sewer Authority, 1.000%, 9/1/2015	$400,000	400,000

Colorado — 0.0%
Colorado Educational & Cultural Facilities Authority, 2.000%, 10/1/2015	215,000	215,264

Illinois — 0.1%
Village of Gilberts, BAM, 1.000%, 3/1/2016	180,000	180,088
Village of Lyons, AGM, 4.000%, 12/1/2015	300,000	302,262

		482,350
New Jersey — 0.0%
New Jersey Educational Facilities Authority, 2.000%, 7/1/2016	200,000	202,524

New York — 0.3%
City of Yonkers, AGM, 4.000%, 9/1/2015	95,000	95,000
Nassau Health Care Corp., 2.250%, 1/15/2016	2,250,000	2,258,955

		2,353,955
Ohio — 0.3%
City of Garfield Heights, 1.500%, 6/22/2016	300,000	301,680
City of Harrison, 1.750%, 10/21/2015	1,025,000	1,026,579
Sylvania City School District, BAM, 2.000%, 12/1/2015	1,545,000	1,551,489

		2,879,748

Wisconsin — 0.1%
City of Juneau, 2.000%, 3/1/2016	565,000	568,028

Total Short-Term Municipals		7,101,869

Total Short-Term Investments (identified cost $9,906,294)		9,908,946

Total Investments — 99.7% (identified cost $763,678,899)		764,062,163
Other Assets and Liabilities — 0.3%		2,619,633

Total Net Assets — 100.0%		$766,681,796

(4) Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(6) Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2015, these securities amounted to:

Fund	Amount	% of Total Net Assets

Ultra Short Tax-Free Fund	$180,909,458	23.60%

(7) Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.

(9) Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2015.

(10)	Purchased on a when-issued or delayed delivery basis.

(13) Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

Short Tax-Free Fund

SCHEDULE OF INVESTMENTS – As of August 31, 2015

Description	Shares or Principal Amount	Value

Municipals — 96.7%

Alabama — 0.4%
Alabama Agricultural & Mechanical University, AMBAC, 3.700%, 11/1/2015	$200,000	$200,194
Alabama State Docks Department, NATL-RE, 5.000%, 10/1/2019, Call 10/1/2016	100,000	104,498
County of Jefferson, AGM, 0.396%, 2/1/2042, Call 9/24/2015 (9) (13)	259,832	213,848

		518,540
Alaska — 0.7%
Alaska Housing Finance Corp., NATL-RE, 5.250%, 12/1/2021, Call 12/1/2017	100,000	109,925
Alaska Industrial Development & Export Authority, 4.000%, 4/1/2017	200,000	210,046
City of Valdez, 5.000%, 1/1/2021	500,000	564,370

		884,341
Arizona — 1.7%
Arizona Health Facilities Authority:
1.870%, 2/5/2020, Call 8/9/2019 (9)	250,000	257,297
1.870%, 2/5/2020, Call 8/9/2019 (9)	250,000	257,298
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2017	130,000	138,706
Greater Arizona Development Authority, 5.000%, 8/1/2024, Call 8/1/2018	25,000	27,461
Industrial Development Authority of the City of Phoenix, 3.000%, 7/1/2020 (6) (7)	185,000	183,844
McAllister Academic Village LLC, 5.750%, 7/1/2016	95,000	99,220
Phoenix Civic Improvement Corp., 5.500%, 7/1/2019 (16)	100,000	113,664
Pinal County School District No. 1 Florence, BAM, 4.000%, 7/1/2020	250,000	274,587
Prescott Valley Municipal Property Corp., AMBAC, 3.750%, 1/1/2018, Call 1/1/2016	250,000	252,125
Salt Verde Financial Corp., 5.000%, 12/1/2016	30,000	31,365
Scottsdale Industrial Development Authority, FSA, 1.720%, 9/1/2045 (9) (13)	575,000	575,000

		2,210,567
Arkansas — 0.8%
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	270,000	270,086
City of Hot Springs, 5.000%, 12/1/2020	245,000	281,547
City of Little Rock, 1.800%, 4/1/2030, Call 10/1/2021	150,000	151,474
City of Rogers, 2.125%, 11/1/2029, Call 11/1/2021 (10)	230,000	230,458
City of Springdale, 2.600%, 7/1/2027, Call 7/1/2018	50,000	50,033
DeWitt School District No. 1, SAW, 3.000%, 6/1/2017	100,000	103,998

		1,087,596
California — 8.2%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	500,000	566,225
Bay Area Toll Authority, 1.120%, 4/1/2024, Call 10/1/2023 (9)	500,000	496,340
BB&T Municipal Trust, 0.820%, 11/15/2019 (6) (7) (9)	500,000	502,180
California Health Facilities Financing Authority, 5.000%, 11/15/2021, Call 11/15/2015	100,000	100,910
California Health Facilities Financing Authority, NATL-RE:
0.045%, 7/15/2018, Call 9/3/2015 (9) (13)	100,000	96,853
0.138%, 7/1/2022, Call 9/1/2015 (9) (13)	500,000	480,105
California Housing Finance Agency, AGM GO, 0.381%, 2/1/2037, Call 9/3/2015 (9) (13)	10,000	9,032
California Housing Finance Agency, NATL-RE GO, 0.505%, 8/1/2038, Call 9/24/2015 (9) (13) (15)	5,000	4,459
California State Public Works Board:
5.000%, 4/1/2020	320,000	371,523
5.000%, 11/1/2020, Call 11/1/2019	35,000	40,244
5.125%, 10/1/2022, Call 10/1/2019	245,000	280,523
California Statewide Communities Development Authority, 3.500%, 11/1/2018	100,000	100,342
California Statewide Communities Development Authority, AGM, 3.000%, 10/1/2017	200,000	206,488
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	500,000	506,365
California Statewide Communities Development Authority, NATL-RE, 0.520%, 4/1/2028 (9) (13)	75,000	64,533
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2020	675,000	777,944

Chino Redevelopment Agency, AMBAC, 4.000%, 9/1/2019, Call 9/1/2016	250,000	258,862
City of Redding, NATL-RE, 0.207%, 7/1/2022 (9) (13)	150,000	150,000
Contra Costa Transportation Authority, 0.496%, 12/15/2015, Call 9/22/2015 (9)	150,000	150,003
County of San Joaquin, 4.000%, 4/1/2019	225,000	245,014
County of Yolo, AGM, 5.000%, 12/1/2015	180,000	182,155
Florin Resource Conservation District, NATL-RE, 4.000%, 9/1/2018	500,000	534,645
Imperial Unified School District, XLCA, 5.000%, 8/1/2023, Call 10/2/2015	50,000	50,673
Los Angeles County Metropolitan Transportation Authority, AMBAC, 0.443%, 7/1/2027 (9) (13)	150,000	141,451
Lynwood Unified School District, 5.000%, 8/1/2017	500,000	538,850
Mendota Unified School District, 0.000%, 8/1/2018, Call 10/2/2015	350,000	319,977
Northern California Gas Authority No. 1:
0.790%, 7/1/2017 (9)	70,000	69,781
0.820%, 7/1/2019 (9)	1,040,000	1,034,935
Northern California Transmission Agency, NATL-RE:
0.446%, 5/1/2024, Call 9/3/2015 (9) (13)	50,000	47,889
0.448%, 5/1/2024, Call 9/7/2015 (9) (13)	200,000	191,360
Ravenswood City School District, AMBAC, 5.000%, 8/15/2016, Call 10/2/2015	340,000	344,617
State of California:
0.834%, 12/1/2017, Call 6/1/2017 (9)	250,000	252,840
0.920%, 5/1/2018, Call 11/1/2017 (9)	180,000	181,082
0.964%, 12/3/2018, Call 6/1/2018 (9)	610,000	619,748
State of California, NATL-RE, 4.000%, 9/1/2015	35,000	35,000
Stockton Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2017	200,000	215,778
Twin Rivers Unified School District, AGM:
3.200%, 6/1/2020, Call 11/1/2015 (9)	295,000	296,283
3.200%, 6/1/2020, Call 11/1/2015 (9)	245,000	245,806

		10,710,815
Colorado — 4.0%
Auraria Higher Education Center:
6.000%, 5/1/2018	169,000	185,183
6.000%, 5/1/2019	178,000	199,328
City of Burlington, 3.000%, 11/1/2019	100,000	102,002
Colorado Educational & Cultural Facilities Authority:
2.500%, 12/15/2019 (6) (7)	590,000	585,953
3.000%, 10/1/2017	380,000	393,277
3.000%, 11/15/2017	200,000	208,368
Colorado Health Facilities Authority:
1.875%, 11/6/2019 (9)	400,000	398,160
4.000%, 12/1/2018	250,000	265,625
4.500%, 2/1/2019	250,000	265,993
5.000%, 6/1/2016	55,000	56,460
5.125%, 11/15/2021, Call 11/15/2016 (9)	50,000	52,559
County of Montrose:
4.000%, 12/1/2018	175,000	186,506
4.000%, 12/1/2019	200,000	213,418
Denver Health & Hospital Authority:
5.000%, 12/1/2017, Call 12/1/2016	275,000	288,530
5.000%, 12/1/2020, Call 12/1/2016	250,000	261,378
E-470 Public Highway Authority, 1.200%, 8/31/2017, Call 3/1/2017 (9)	550,000	552,436
E-470 Public Highway Authority, NATL-RE:
4.500%, 9/1/2016	120,000	124,267
5.000%, 9/1/2017, Call 9/1/2016	300,000	311,814
Regional Transportation District, 5.000%, 6/1/2025, Call 6/1/2020	500,000	570,480

		5,221,737
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, NATL-RE, 5.000%, 7/1/2023, Call 7/1/2017	150,000	160,527
State of Connecticut:
0.900%, 8/15/2018 (9)	250,000	250,035
0.940%, 5/15/2018 (9)	150,000	150,161
0.940%, 9/15/2019 (9)	115,000	115,330

		676,053
Delaware — 0.1%
Delaware State Housing Authority, 4.800%, 1/1/2023, Call 7/1/2018	180,000	185,555

Florida — 6.2%
Brevard County Health Facilities Authority:
5.000%, 4/1/2020	500,000	569,290
5.000%, 4/1/2021	400,000	460,296
Citizens Property Insurance Corp., 4.250%, 6/1/2017	50,000	52,874
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	50,000	51,711
City of Cape Coral, NATL-RE, 5.000%, 7/1/2016	185,000	192,010
City of Gulf Breeze, FGIC, 5.125%, 12/1/2015 (9)	30,000	30,196
City of Margate, AGM, 4.375%, 7/1/2019, Call 10/2/2015	50,000	50,139
City of Miami Gardens, 3.000%, 7/1/2017	250,000	260,237
City of Port St. Lucie, 5.000%, 7/1/2020	295,000	342,607
City of Tampa, 5.000%, 11/15/2020, Call 5/15/2020	25,000	28,735
County of Brevard, AMBAC, 4.000%, 7/1/2017, Call 7/1/2016	250,000	254,765
County of Broward, 5.000%, 10/1/2020	100,000	117,210
County of Broward, AMBAC, 5.000%, 9/1/2020, Call 9/1/2016	100,000	104,387
County of Miami-Dade, AGC, 5.000%, 6/1/2017	50,000	53,757
County of Osceola, AGC, 4.000%, 10/1/2015	65,000	65,196
County of Sarasota, NATL-RE, 5.000%, 10/1/2021, Call 10/1/2015	150,000	150,570
Florida Governmental Utility Authority, 2.000%, 10/1/2015	240,000	240,286
Florida HomeLoan Corp., GNMA/FNMA COLL, 3.100%, 1/1/2017	310,000	319,604
Florida HomeLoan Corp., GNMA/FNMA/FHLMC, 4.600%, 1/1/2029, Call 1/1/2020	90,000	93,792
Florida Municipal Power Agency, AMBAC, 0.149%, 10/1/2027, Call 9/2/2015 (9) (13)	575,000	515,206
Florida Municipal Power Agency, NATL-RE FGIC, 0.317%, 10/1/2027 (9) (13)	25,000	22,583
Highlands County Health Facilities Authority, 6.500%, 11/17/2015 (9)	25,000	25,318
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/1/2016	200,000	209,084
Hillsborough County School Board, AMBAC, 4.125%, 10/1/2020, Call 4/1/2016	200,000	204,506
Miami-Dade County Educational Facilities Authority, AMBAC, 5.250%, 4/1/2020	40,000	46,094
Miami-Dade County School Board Foundation, Inc.:
5.000%, 5/1/2018	300,000	329,682
5.000%, 5/1/2019	225,000	252,862
Miami-Dade County School Board, AMBAC, 5.000%, 8/1/2023, Call 8/1/2018	100,000	110,203
Orange County Health Facilities Authority, 3.000%, 8/1/2017	350,000	360,388
Orange County School Board, AGM FGIC, 5.000%, 8/1/2021, Call 8/1/2016	50,000	52,052
Orlando Community Redevelopment Agency, 4.000%, 9/1/2017	85,000	87,835
Pinellas County Educational Facilities Authority, 5.000%, 10/1/2017	300,000	321,333
Pinellas County Health Facilities Authority, NATL-RE, 0.230%, 11/15/2023, Call 9/1/2015 (9) (13)	200,000	186,407
Southeast Overtown Park West Community Redevelopment Agency, 5.000%, 3/1/2019 (6) (7)	250,000	273,772
St. Lucie County School Board, NATL-RE, 5.000%, 10/1/2020, Call 10/1/2016	70,000	73,529
St. Lucie County School Board, NATL-RE FGIC, 4.300%, 10/1/2019, Call 10/1/2016	250,000	260,725
Sumter County Industrial Development Authority:
4.000%, 7/1/2017	500,000	523,835
5.000%, 7/1/2020	235,000	262,575
5.000%, 7/1/2020	300,000	337,533
Tampa Bay Water:
5.000%, 10/1/2017	15,000	16,299
5.000%, 10/1/2017	25,000	27,165
Tradition Community Development District No. 1, AGM, 2.000%, 5/1/2016	235,000	236,871

		8,173,519
Georgia — 2.8%
Atlanta Development Authority, 4.000%, 9/1/2020	500,000	562,755
Burke County Development Authority, AGM, 0.340%, 1/1/2024, Call 9/17/2015 (9) (13)	410,000	384,371
City of Atlanta:
1.633%, 11/1/2018, Call 5/1/2018 (9)	250,000	255,732
6.000%, 11/1/2029, Call 11/1/2019	290,000	346,330
County of DeKalb, 5.000%, 10/1/2020	150,000	174,775
DeKalb Private Hospital Authority, 5.000%, 11/15/2021, Call 11/15/2019	420,000	482,013
Fulton County Development Authority:
3.000%, 11/1/2015	25,000	25,118
4.000%, 3/15/2016	50,000	50,915
5.000%, 3/15/2016	150,000	153,542
Gainesville & Hall County Development Authority, 5.250%, 11/15/2015	70,000	70,634
Gainesville & Hall County Hospital Authority, 0.970%, 2/18/2020, Call 8/22/2019 (9)	350,000	350,119
Heard County Development Authority, AGM, 0.340%, 1/1/2024, Call 9/17/2015 (9) (13)	25,000	23,504

Main Street Natural Gas, Inc.:
5.000%, 3/15/2016	165,000	168,742
5.250%, 9/15/2018	100,000	109,984
Monroe County Development Authority, AGM, 0.347%, 1/1/2020, Call 10/1/2015 (9) (13)	500,000	472,563

		3,631,097
Idaho — 0.2%
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	150,000	172,815
Idaho Housing & Finance Association, 5.000%, 7/15/2022, Call 7/15/2019	75,000	84,583

		257,398
Illinois — 9.4%
Chicago Board of Education, 4.020%, 3/1/2017, Call 9/1/2016 (9)	1,000,000	983,110
Chicago Transit Authority, 5.500%, 6/1/2019, Call 12/1/2018	105,000	117,258
City of Chicago, 5.000%, 1/1/2018	50,000	51,480
City of Chicago, AGM, 5.000%, 1/1/2022, Call 10/2/2015	100,000	100,287
City of Chicago, AMBAC, 4.000%, 1/1/2017, Call 10/2/2015	50,000	50,140
City of Chicago, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	175,000	182,245
City of Springfield, 5.000%, 3/1/2016	350,000	357,784
City of Waukegan, 5.000%, 12/30/2020	250,000	281,105
Clyde Park District, AGM, 4.250%, 2/1/2019	500,000	520,305
Cook County High School District No. 209 Proviso Township, AGM, 5.000%, 12/1/2019, Call 12/1/2016 (16)	50,000	52,710
Cook County School District No. 100 South Berwyn, BAM, 2.000%, 12/1/2017	65,000	65,959
Cook County Township High School District No. 201 J Sterling Morton, AMBAC:
0.000%, 12/1/2018	170,000	150,984
0.000%, 12/1/2019	100,000	84,632
Cook County Township High School District No. 220 Reavis, 4.000%, 12/1/2017	100,000	107,289
County of Cook, 5.000%, 11/15/2020, Call 11/15/2019	250,000	268,865
County of St. Clair, NATL-RE FGIC:
0.000%, 10/1/2016	120,000	119,472
0.000%, 10/1/2016	485,000	480,072
County of Winnebago, NATL-RE, 4.250%, 12/30/2019, Call 12/30/2016	50,000	52,310
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC, 0.000%, 1/1/2018	350,000	336,864
Du Page & Will Counties Community School District No. 204 Indian Prairie, 2.000%, 12/30/2019, Call 12/30/2017	575,000	583,257
Illinois Finance Authority:
4.000%, 10/1/2018	275,000	290,911
5.000%, 8/15/2016	195,000	201,318
5.000%, 7/1/2017	250,000	264,130
5.000%, 2/15/2018	40,000	43,395
5.500%, 8/15/2018	100,000	109,255
Illinois Finance Authority, AGM:
0.000%, 1/1/2018	40,000	39,118
0.000%, 1/1/2018	55,000	53,316
Illinois Housing Development Authority, AGM, 4.400%, 9/1/2020, Call 10/2/2015	200,000	200,604
Kane County Forest Preserve District, CIFG, 0.000%, 12/15/2024, Call 12/15/2016	500,000	337,960
Kendall, Kane, & Will Counties Community Unit School District No. 308, NATL-RE FGIC, 4.250%, 10/1/2020, Call 10/1/2017	50,000	53,141
Lake County Community High School District No. 117 Antioch, NATL-RE FGIC, 0.000%, 12/1/2016	235,000	231,040
Lake County Forest Preserve District, 0.672%, 12/15/2020 (9)	300,000	298,827
McHenry & Lake Counties Community Consolidated School District No. 15, AGM, 0.000%, 1/1/2018	100,000	96,070
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2020	30,000	26,079
Montgomery & Bond Counties Community Unit School District No. 3 Hillsboro, AGM, 4.100%, 12/1/2016	200,000	202,670
Northern Illinois University, FGIC, 0.000%, 10/1/2015	100,000	99,964
Quad Cities Regional Economic Development Authority, 4.000%, 10/1/2019	400,000	428,576
Railsplitter Tobacco Settlement Authority:
5.000%, 6/1/2016	50,000	51,422
5.000%, 6/1/2018	40,000	43,603
6.250%, 6/1/2024, Call 6/1/2016	200,000	207,704
Rock Island County Public Building Commission, 3.700%, 12/1/2018	275,000	277,115
Southwestern Illinois Development Authority, AGM, 5.250%, 2/1/2023, Call 2/1/2017	250,000	265,250
State of Illinois:
3.875%, 9/1/2017	100,000	103,847
5.000%, 5/1/2017	250,000	263,787
5.000%, 4/1/2020	100,000	107,827

State of Illinois, AGM, 4.500%, 9/1/2020, Call 10/2/2015	100,000	100,238
State of Illinois, NATL-RE FGIC, 5.500%, 6/15/2017	30,000	32,391
Town of Cicero, 5.000%, 1/1/2020	500,000	557,695
Town of Cicero, AGM, 4.000%, 1/1/2017	250,000	260,305
United City of Yorkville, AMBAC, 4.000%, 12/30/2018, Call 12/30/2016	145,000	151,102
Village of Bensenville, CIFG, 5.000%, 4/1/2016	150,000	152,569
Village of Maywood, 4.000%, 1/1/2017	500,000	509,590
Village of Oak Lawn, NATL-RE, 3.850%, 12/1/2017, Call 10/2/2015	480,000	480,874
Wabash General Hospital District, AMBAC, 4.750%, 9/1/2016	450,000	464,562
Wayne County Public School District No. 112 Fairfield, 3.000%, 12/1/2017	205,000	210,252
Will County School District No. 88A Richland, 1.100%, 1/1/2017	60,000	60,113
Winnebago County School District No. 122 Harlem-Loves Park, AGM, 0.000%, 1/1/2017	25,000	24,227

		12,246,975
Indiana — 3.4%
Center Grove Community School Corp., 2.000%, 1/1/2018	505,000	511,797
City of Whiting, 1.850%, 10/1/2019 (9)	1,000,000	997,650
County of Jasper, NATL-RE, 5.600%, 11/1/2016	175,000	184,184
County of Lake:
2.000%, 7/15/2017	245,000	244,998
2.000%, 1/15/2018	520,000	528,944
Griffith Multi-School Building Corp., AGM SAW, 5.000%, 7/15/2019, Call 9/14/2015	100,000	100,149
Hammond Local Public Improvement Bond Bank, 5.000%, 8/1/2018, Call 2/1/2018	150,000	159,029
Indiana Finance Authority:
2.200%, 2/1/2016, Call 10/2/2015	200,000	200,224
4.000%, 10/1/2017	250,000	265,382
5.000%, 5/1/2020	100,000	114,291
5.000%, 8/15/2020	250,000	280,955
5.250%, 10/1/2022, Call 10/1/2021	150,000	177,672
Indianapolis Local Public Improvement Bond Bank, 5.000%, 6/1/2020	100,000	115,522
Jasper Hospital Authority, 5.000%, 11/1/2020	250,000	282,015
Vigo County Building Corp., AMBAC, 4.200%, 7/15/2017, Call 10/2/2015	255,000	255,658

		4,418,470
Kansas — 0.7%
Bourbon County Unified School District No. 234 Fort Scott, 5.000%, 9/1/2020	420,000	484,138
Kansas Development Finance Authority, AMBAC, 0.000%, 7/1/2019	100,000	90,962
Kansas Development Finance Authority, BAM, 5.000%, 12/1/2019	200,000	224,948
Miami County Unified School District No. 416 Louisburg, NATL-RE, 5.000%, 9/1/2016	120,000	125,399

		925,447
Kentucky — 0.9%
Deutsche Bank Spears/Lifers Trust, NATL-RE, 0.280%, 9/1/2042, Call 9/1/2017 (6) (7) (9)	1,000,000	1,000,000
Kentucky Asset Liability Commission, NATL-RE, 0.601%, 11/1/2017 (9)	70,000	70,238
Kentucky Housing Corp., 4.000%, 7/1/2028, Call 1/1/2023	125,000	128,719
Kentucky State Property & Building Commission, 5.375%, 11/1/2023, Call 11/1/2018	25,000	28,153

		1,227,110
Louisiana — 1.1%
Evangeline Parish Road & Drain Sales Tax District No. 1, AGM, 5.000%, 12/1/2020	400,000	457,736
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	90,000	90,032
Louisiana Local Government Environmental Facilities & Community Development Authority:
0.832%, 8/1/2018, Call 2/1/2018 (9)	450,000	455,850
4.000%, 8/1/2016	180,000	185,551
Louisiana Public Facilities Authority, AMBAC, 0.205%, 9/1/2027, Call 9/22/2015 (9) (13)	50,000	44,041
St. Charles Parish Consolidated Waterworks & Wastewater District No. 1, AMBAC, 5.000%, 7/1/2025, Call 7/1/2017	100,000	107,909
State of Louisiana, 5.000%, 11/15/2020, Call 5/15/2020	110,000	126,920

		1,468,039
Maine — 0.2%
City of Portland:
4.000%, 7/1/2019	130,000	137,805
4.000%, 7/1/2020	110,000	117,096

		254,901
Maryland — 0.3%
City of Baltimore, 0.135%, 7/1/2037, Call 9/2/2015 (9) (13)	25,000	20,517
City of Baltimore, NATL-RE, 0.090%, 7/1/2020 (9) (13)	50,000	48,057

Howard County Housing Commission, 1.270%, 7/1/2018, Call 1/1/2018 (9)	150,000	150,120
Maryland Community Development Administration, 4.300%, 9/1/2017, Call 3/1/2017	150,000	157,806
Maryland Community Development Administration, GNMA/FNMA, 4.500%, 3/1/2027, Call 3/1/2021	65,000	67,341

		443,841
Massachusetts — 0.6%
Commonwealth of Massachusetts, NATL-RE FGIC, 0.150%, 12/1/2030, Call 9/3/2015 (9) (13)	100,000	92,857
Massachusetts Development Finance Agency, 4.000%, 4/15/2020	500,000	535,660
Massachusetts Health & Educational Facilities Authority, 3.250%, 7/1/2016	100,000	101,408
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.228%, 7/1/2018 (9) (13)	100,000	95,703

		825,628
Michigan — 4.7%
Charter Township of Canton, AGM, 5.000%, 4/1/2020, Call 4/1/2017	200,000	212,718
City of Ann Arbor, AMBAC, 4.500%, 3/1/2020, Call 3/1/2016	400,000	408,072
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2015	25,000	24,996
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2020, Call 7/1/2016	25,000	25,748
City of Detroit Water Supply System Revenue, BHAC, 4.000%, 7/1/2017	100,000	105,494
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	200,000	220,166
City of Grand Haven, NATL-RE, 5.500%, 7/1/2016	100,000	104,150
City of Port Huron, AMBAC, 4.250%, 10/1/2016	100,000	102,526
County of Allegan, 3.000%, 5/1/2018	150,000	157,170
Dexter Community Schools, NATL-RE Q-SBLF, 5.100%, 5/1/2018	225,000	244,114
East Branch of the Willow Creek and Branches Drainage District, AGM, 3.800%, 6/1/2017, Call 10/2/2015	40,000	40,092
Grand Rapids & Kent County Joint Building Authority, 0.000%, 12/1/2015	25,000	24,969
Grosse Ile Township School District, Q-SBLF, 5.000%, 5/1/2020	595,000	682,042
Jackson County Hospital Finance Authority, AGM, 4.000%, 6/1/2016	25,000	25,691
Kalamazoo Hospital Finance Authority, 4.000%, 5/15/2016	55,000	56,387
Lake St. Claire Clean Water Initiative, 5.000%, 10/1/2020	150,000	172,248
Lawrence Public Schools, Q-SBLF, 4.000%, 5/1/2018 (10)	255,000	272,531
Michigan Finance Authority, 5.000%, 7/1/2016	725,000	747,004
Michigan Municipal Bond Authority, 5.000%, 10/1/2015	20,000	20,082
Michigan State Building Authority, AGC FGIC, 0.000%, 10/15/2021, Call 10/15/2016	250,000	193,100
Michigan State Hospital Finance Authority:
5.000%, 11/15/2018, Call 11/15/2016	200,000	210,356
5.000%, 11/15/2020, Call 11/15/2019	520,000	588,583
Michigan State Housing Development Authority, 4.600%, 12/1/2026, Call 6/1/2021	40,000	41,972
Montrose Community Schools, NATL-RE Q-SBLF, 6.200%, 5/1/2017	385,000	407,769
Muskegon Public Schools, Q-SBLF, 4.250%, 5/1/2021, Call 5/1/2019	200,000	218,994
Romulus Community Schools, AGM:
3.000%, 11/1/2016	110,000	112,224
4.000%, 11/1/2017	100,000	105,844
State of Michigan, 5.500%, 11/1/2021, Call 5/1/2019	300,000	344,670
Taylor Tax Increment Finance Authority, AGM, 4.000%, 5/1/2021, Call 10/2/2015	270,000	270,508

		6,140,220
Minnesota — 0.6%
City of Minneapolis/ St. Paul Housing & Redevelopment Authority, AMBAC, 0.030%, 11/15/2017, Call 9/7/2015 (9) (13)	100,000	98,169
City of Norwood Young America, 1.500%, 8/1/2016, Call 2/1/2016	500,000	500,100
Minnesota Housing Finance Agency, 2.750%, 1/1/2018	175,000	181,043
St. Paul Housing & Redevelopment Authority, NATL-RE, 5.000%, 11/15/2021, Call 11/15/2017	50,000	54,249

		833,561
Mississippi — 1.4%
City of D’Iberville, 2.125%, 4/1/2017	190,000	191,518
Jackson Public School District, AGM, 5.000%, 10/1/2020, Call 10/2/2015	50,000	50,156
Lee County School District, 3.000%, 9/1/2015	40,000	40,000
Mississippi Business Finance Corp., 0.960%, 12/1/2036, Call 9/1/2015 (9)	500,000	500,000
Mississippi Development Bank, 5.000%, 8/1/2019	155,000	176,037
Mississippi Development Bank, AGC, 4.000%, 7/1/2017	480,000	499,622
Mississippi Development Bank, AMBAC, 4.375%, 8/1/2021, Call 8/1/2016	50,000	50,504
State of Mississippi, 0.550%, 9/1/2017, Call 3/1/2017 (9)	320,000	320,141

		1,827,978

Missouri — 2.4%
Chesterfield Valley Transportation Development District, 3.250%, 5/15/2028, Call 5/15/2023	250,000	244,380
Health & Educational Facilities Authority of the State of Missouri:
3.750%, 2/1/2017	45,000	46,382
4.000%, 2/1/2018	255,000	268,176
5.000%, 2/1/2024, Call 2/1/2021	250,000	273,228
Health & Educational Facilities Authority of the State of Missouri, AMBAC, 0.158%, 6/1/2020, Call 9/1/2015 (9) (13)	50,000	48,067
Missouri Housing Development Commission, GNMA/FNMA, 4.700%, 3/1/2035, Call 9/1/2019	330,000	347,473
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.035%, 12/1/2022, Call 9/1/2015 (9) (13)	805,000	753,135
St. Joseph Industrial Development Authority, AMBAC, 0.138%, 12/10/2026, Call 9/24/2015 (9) (13)	125,000	115,231
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	600,000	602,586
St. Louis Municipal Finance Corp., AMBAC, 5.000%, 2/15/2019, Call 2/15/2017	450,000	463,252

		3,161,910
Nebraska — 0.2%
Central Plains Energy Project, 0.689%, 12/1/2017 (9)	310,000	305,933

Nevada — 1.1%
Clark County School District, NATL-RE FGIC:
5.000%, 6/15/2021, Call 6/15/2017	100,000	110,017
5.000%, 6/15/2023, Call 6/15/2017	175,000	192,463
County of Clark, AMBAC, 4.125%, 11/1/2020, Call 11/1/2015	75,000	75,434
Las Vegas Valley Water District, 0.250%, 6/1/2036, Call 9/1/2015 (9)	1,000,000	1,000,000

		1,377,914
New Hampshire — 0.2%
New Hampshire Health and Education Facilities Authority Act, 5.250%, 10/1/2023, Call 10/1/2017	250,000	270,930

New Jersey — 3.7%
New Jersey Economic Development Authority:
1.720%, 2/1/2016, Call 9/22/2015 (9)	850,000	850,051
2.032%, 2/1/2018, Call 8/1/2017 (9)	250,000	251,162
New Jersey Educational Facilities Authority, 5.000%, 7/1/2020, Call 7/1/2018	20,000	22,362
New Jersey Health Care Facilities Financing Authority:
5.000%, 7/1/2016	15,000	15,575
5.125%, 7/1/2019, Call 7/1/2018	130,000	143,645
New Jersey Higher Education Student Assistance Authority:
4.875%, 12/1/2024, Call 12/1/2019	435,000	466,181
5.000%, 12/1/2017	370,000	399,023
5.000%, 6/1/2018	100,000	108,767
New Jersey Housing & Mortgage Finance Agency, 4.350%, 10/1/2017, Call 9/17/2015	200,000	200,222
New Jersey State Turnpike Authority, NATL-RE:
0.126%, 1/1/2030 (9) (13)	25,000	22,694
0.149%, 1/1/2030, Call 9/3/2015 (9) (13)	500,000	453,875
0.158%, 1/1/2030 (9) (13)	25,000	22,694
0.158%, 1/1/2030, Call 9/3/2015 (9) (13)	100,000	90,775
0.207%, 1/1/2030, Call 9/4/2015 (9) (13)	25,000	22,694
New Jersey Transportation Trust Fund Authority:
1.020%, 12/15/2019, Call 6/15/2019 (9)	475,000	451,967
4.000%, 12/15/2019	75,000	76,957
5.000%, 6/15/2019	150,000	159,267
New Jersey Transportation Trust Fund Authority, AGM-CR, 5.250%, 12/15/2019	250,000	272,125
New Jersey Transportation Trust Fund Authority, FSA, 5.500%, 12/15/2017	300,000	320,118
New Jersey Transportation Trust Fund Authority, NATL-RE:
5.500%, 12/15/2019	135,000	147,443
5.500%, 12/15/2020	10,000	11,012
Township of Lopatcong, NATL-RE, 4.000%, 9/1/2018, Call 9/1/2017	30,000	31,957
Township of Lyndhurst, XLCA, 3.550%, 10/1/2016	90,000	92,523
West Orange School District, NATL-RE, 5.000%, 10/1/2017, Call 10/1/2016	200,000	207,560

		4,840,649
New Mexico — 1.7%
City of Farmington, 1.875%, 4/1/2020 (9)	1,000,000	998,470
County of Bernalillo, 5.750%, 10/1/2017	300,000	319,371
New Mexico Educational Assistance Foundation, 0.983%, 12/1/2020 (9)	255,000	253,057
New Mexico Mortgage Finance Authority, 5.300%, 9/1/2040, Call 9/1/2019	40,000	40,567
New Mexico Municipal Energy Acquisition Authority, 0.876%, 8/1/2019, Call 2/1/2019 (9)	650,000	651,092

		2,262,557

New York — 8.7%
City of Buffalo, AGM SAW, 2.375%, 11/15/2017	100,000	103,605
City of New York, AGM, 0.200%, 11/1/2026 (9)	595,000	595,000
City of Yonkers, NATL-RE, 5.000%, 8/1/2018, Call 10/13/2015	100,000	100,546
Erie County Industrial Development Agency, SAW, 5.250%, 5/1/2025, Call 5/1/2019	400,000	457,540
Long Island Power Authority, 0.782%, 11/1/2018, Call 5/1/2018 (9)	1,000,000	1,001,320
Long Island Power Authority, NATL-RE, 5.000%, 5/1/2017	150,000	160,296
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	150,000	158,177
Metropolitan Transportation Authority, AGM:
0.387%, 11/1/2022, Call 9/3/2015 (9) (13)	525,000	507,292
0.396%, 11/1/2022, Call 9/2/2015 (9) (13)	950,000	917,921
0.730%, 5/15/2018, Call 11/15/2017 (9)	250,000	247,937
New York City Transit Auth/Metropolitan Transportation Auth/Triborough Bridge & Tunnel, AMBAC:
0.527%, 1/1/2030, Call 9/7/2015 (9) (13)	600,000	561,254
0.542%, 1/1/2030, Call 10/2/2015 (9) (13)	125,000	116,188
0.544%, 1/1/2030, Call 9/2/2015 (9) (13)	125,000	116,845
0.546%, 1/1/2030, Call 9/7/2015 (9) (13)	625,000	581,203
New York City Transitional Finance Authority, 0.140%, 11/1/2022 (9)	1,000,000	1,000,000
New York Local Government Assistance Corp., AGM:
0.210%, 4/1/2017, Call 9/2/2015 (9) (13)	225,000	220,565
0.210%, 4/1/2017, Call 9/2/2015 (9) (13)	25,000	24,420
0.225%, 4/1/2017, Call 9/3/2015 (9) (13)	75,000	73,211
New York Mortgage Agency, 5.000%, 10/1/2019	600,000	681,228
New York State Dormitory Authority, 5.250%, 2/15/2024, Call 2/15/2019	400,000	455,460
New York State Dormitory Authority, NATL-RE, 0.180%, 7/1/2029, Call 9/7/2015 (9) (13)	625,000	565,757
New York State Energy Research & Development Authority, 2.000%, 5/1/2020 (9)	350,000	346,759
New York State Energy Research & Development Authority, NATL-RE, 0.159%, 12/1/2020, Call 9/9/2015 (9) (13)	1,000,000	940,383
New York State Housing Finance Agency, FNMA/FHLMC COLL, 0.900%, 11/1/2017	705,000	703,942
State of New York, AGM, 0.225%, 3/15/2021, Call 9/3/2015 (9) (13)	25,000	24,294
State of New York, NATL-RE FGIC:
0.225%, 2/15/2022, Call 9/3/2015 (9) (13)	630,000	606,314
0.225%, 2/13/2032, Call 9/3/2015 (9) (13)	70,000	63,318

		11,330,775
North Carolina — 1.7%
County of Halifax, NATL-RE, 4.125%, 6/1/2019, Call 6/1/2016	165,000	168,901
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	180,000	196,346
North Carolina Eastern Municipal Power Agency, AMBAC, 4.000%, 1/1/2016	15,000	15,186
North Carolina Eastern Municipal Power Agency, FGIC, 0.138%, 1/1/2025 (9) (13)	600,000	451,777
State of North Carolina, State Appropriation, 5.000%, 5/1/2019, Call 5/1/2018	700,000	775,292
University of North Carolina at Chapel Hill:
0.576%, 12/1/2015, Call 9/22/2015 (9)	75,000	74,991
0.876%, 12/1/2017, Call 6/1/2017 (9)	525,000	531,142

		2,213,635
North Dakota — 1.1%
City of Williston, 5.000%, 5/1/2020	240,000	275,343
North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	265,000	267,390
3.750%, 7/1/2034, Call 7/1/2022	190,000	193,319
3.750%, 7/1/2042, Call 7/1/2022	190,000	197,870
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/17/2015	545,000	548,210

		1,482,132
Ohio — 1.2%
Bucyrus City School District, School District Credit Program, 0.000%, 12/1/2017	155,000	150,457
City of Cleveland, AMBAC, 5.250%, 1/1/2018	50,000	54,321
City of Harrison:
2.000%, 10/1/2018	245,000	242,082
4.000%, 11/1/2016	50,000	52,012
City of Marysville, XLCA:
5.250%, 12/1/2021, Call 12/1/2016	105,000	111,193
5.250%, 12/1/2021, Call 12/1/2016	45,000	47,526

Lancaster Port Authority, 0.746%, 8/1/2019, Call 2/1/2019 (9)	145,000	143,222
New Lexington City School District, BAM, 1.200%, 12/1/2017	110,000	109,157
Ohio Housing Finance Agency, GNMA/FNMA COLL, 4.000%, 5/1/2022, Call 5/1/2021	125,000	132,731
Pickerington Local School District, NATL-RE, 4.300%, 12/1/2024, Call 12/1/2016	35,000	36,243
University of Toledo, 5.000%, 6/1/2020	375,000	428,959

		1,507,903
Oklahoma — 0.3%
Enid Municipal Authority, AMBAC, 0.000%, 2/1/2016	175,000	174,433
Oklahoma Municipal Power Authority, 0.820%, 8/1/2018, Call 2/1/2018 (9)	170,000	170,539

		344,972
Oregon — 0.1%
Port of Morrow, 2.000%, 6/1/2016	100,000	100,866

Pennsylvania — 6.8%
Allegheny County Hospital Development Authority:
0.921%, 2/1/2021, Call 11/1/2015 (9)	155,000	152,892
5.375%, 8/15/2029, Call 8/15/2019	225,000	253,609
Allentown City School District, 5.000%, 2/15/2020, Call 2/15/2018	50,000	54,408
Berks County Municipal Authority, 1.520%, 7/1/2022, Call 7/1/2017 (9)	350,000	358,977
City of Philadelphia, 5.250%, 8/1/2018	100,000	111,095
City of Philadelphia, AGC, 5.125%, 8/1/2025, Call 8/1/2019	100,000	113,474
City of Philadelphia, AMBAC:
5.000%, 10/1/2017	250,000	270,350
5.000%, 10/1/2023, Call 10/1/2017	100,000	108,984
Commonwealth of Pennsylvania:
5.000%, 4/15/2020, Call 4/15/2019	600,000	676,134
5.000%, 3/15/2022	275,000	320,345
Cumberland County Municipal Authority, 5.000%, 1/1/2017	70,000	71,536
Delaware County Vocational & Technical School Authority, BAM:
1.200%, 11/1/2016	140,000	141,329
3.000%, 11/1/2018	120,000	123,731
Delaware Valley Regional Financial Authority, AMBAC, 5.500%, 8/1/2018	130,000	144,127
Lancaster County Solid Waste Management Authority, 5.000%, 12/15/2020	200,000	230,802
Lancaster Industrial Development Authority, 5.000%, 5/1/2020	285,000	305,888
Monroe County Hospital Authority, 5.000%, 1/1/2017	175,000	180,684
North Penn Water Authority, 0.626%, 11/1/2019, Call 5/1/2019 (9)	800,000	794,680
Northampton County General Purpose Authority, 1.420%, 8/15/2020, Call 2/15/2020 (9)	150,000	150,964
Pennsylvania Economic Development Financing Authority, 5.000%, 3/1/2020	200,000	224,478
Pennsylvania Turnpike Commission:
0.700%, 12/1/2018, Call 6/1/2018 (9)	90,000	89,661
0.900%, 12/1/2020, Call 6/1/2020 (9)	325,000	322,777
1.000%, 12/1/2021, Call 6/1/2021 (9)	80,000	79,214
1.170%, 12/1/2019, Call 6/1/2019 (9)	600,000	605,496
Pennsylvania Turnpike Commission, AMBAC, 5.000%, 12/1/2024, Call 6/1/2016	250,000	258,710
Pittsburgh Public Parking Authority, NATL-RE:
0.000%, 12/1/2017	50,000	46,809
5.000%, 12/1/2020, Call 12/1/2015	575,000	581,181
School District of Philadelphia, 5.000%, 9/1/2018	65,000	72,041
Scranton School District, SAW, 1.128%, 4/2/2018, Call 10/2/2017 (9)	1,000,000	1,004,910
State Public School Building Authority, AGM, 5.000%, 6/1/2019, Call 12/1/2016	100,000	105,588
State Public School Building Authority, FSA, 5.375%, 10/1/2023, Call 10/1/2018	160,000	179,142
State Public School Building Authority, SAW, 0.926%, 9/1/2018, Call 3/1/2018 (9)	750,000	749,415

		8,883,431
Puerto Rico — 0.2%
Commonwealth of Puerto Rico, NATL-RE, 0.000%, 7/1/2016	120,000	116,035
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, 5.000%, 7/1/2018	75,000	76,855

		192,890
Rhode Island — 0.5%
Tobacco Settlement Financing Corp., 2.250%, 6/1/2041, Call 6/1/2025	720,000	710,258

South Carolina — 0.9%
RBC Municipal Products, Inc. Trust, 0.170%, 7/1/2018 (6) (7) (9)	1,000,000	1,000,000
South Carolina Jobs-Economic Development Authority, 4.000%, 7/1/2017	100,000	103,720
South Carolina State Public Service Authority, NATL-RE, 5.000%, 1/1/2021, Call 1/1/2016	80,000	81,252

		1,184,972

Tennessee — 0.7%
Clarksville Natural Gas Acquisition Corp.:
5.000%, 12/15/2015	80,000	80,902
5.000%, 12/15/2019	125,000	138,850
Knox County Health Educational & Housing Facility Board, NATL-RE, 0.170%, 1/1/2023, Call 9/3/2015 (9) (13)	50,000	46,050
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, 5.000%, 7/1/2018	220,000	239,637
Public Building Authority of Sevier County, AMBAC, 0.149%, 6/1/2018 (9) (13)	200,000	196,550
Tennessee Energy Acquisition Corp.:
5.000%, 9/1/2016	95,000	98,847
5.250%, 9/1/2020	10,000	11,374
5.250%, 9/1/2021	55,000	62,878

		875,088
Texas — 7.6%
Alamito Public Facility Corp., 1.000%, 10/1/2017, Call 4/1/2017 (9)	500,000	499,385
Cinco Southwest Municipal Utility District No. 1, BAM, 2.000%, 12/1/2017	310,000	314,436
City of Austin, 4.000%, 11/15/2016	200,000	208,462
City of Coppell, 5.750%, 2/1/2023, Call 2/1/2018	50,000	55,950
City of Mission, BAM, 3.000%, 2/15/2017	125,000	129,195
City of The Colony, 6.000%, 2/15/2019	795,000	922,113
Clifton Higher Education Finance Corp.:
1.950%, 12/1/2015	185,000	185,403
5.000%, 8/15/2017	225,000	237,622
County of Cameron, BAM, 5.000%, 2/15/2020	240,000	274,469
Harris County Cultural Education Facilities Finance Corp., 0.850%, 6/1/2021 (9)	350,000	347,347
Harris County Municipal Utility District No. 156, AGM, 4.750%, 9/1/2016	100,000	103,691
Harris County Municipal Utility District No. 167, AGM, 0.000%, 9/1/2015	70,000	70,000
Houston Higher Education Finance Corp., 0.420%, 11/16/2016, Call 5/15/2016 (9)	75,000	75,005
Midland Independent School District, PSF, 5.000%, 2/15/2032, Call 2/15/2016	200,000	203,774
Montgomery County Municipal Utility District No. 83, 2.000%, 9/1/2015	100,000	100,000
Nacogdoches County Hospital District, AGM, 2.000%, 5/15/2016	175,000	177,202
New Hope Cultural Education Facilities Corp., 4.000%, 4/1/2018	225,000	237,294
New Hope Cultural Education Facilities Corp., AGM, 4.000%, 4/1/2020	250,000	269,605
North Texas Higher Education Authority, Inc., 1.184%, 7/1/2030 (9)	175,000	176,885
North Texas Tollway Authority:
0.690%, 1/1/2020, Call 7/1/2019 (9)	350,000	351,081
0.820%, 1/1/2019, Call 7/1/2018 (9)	250,000	250,480
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2016 (9)	730,000	735,139
Nueces River Authority, AGM:
5.000%, 7/15/2022, Call 10/20/2015	150,000	150,957
5.250%, 7/15/2018, Call 10/20/2015	45,000	45,302
Panhandle-Plains Higher Education Authority, Inc.:
1.084%, 10/1/2020, Call 9/1/2015 (9)	190,000	191,712
1.534%, 4/1/2035, Call 9/1/2015 (9)	250,000	242,482
Port of Port Arthur Navigation District, 0.300%, 12/1/2039, Call 9/1/2015 (9)	1,000,000	1,000,000
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	700,000	707,630
5.000%, 2/15/2022, Call 2/15/2017	90,000	95,384
Tarrant County Cultural Education Facilities Finance Corp., NATL-RE, 5.000%, 2/15/2021, Call 2/15/2017	180,000	190,742
Texas Municipal Gas Acquisition & Supply Corp., 5.625%, 12/15/2017	735,000	775,609
Texas Municipal Gas Acquisition & Supply Corp. I, 0.742%, 12/15/2017, Call 9/1/2015 (9)	25,000	24,613
Texas Municipal Gas Acquisition & Supply Corp. II, 0.892%, 9/15/2017 (9)	620,000	620,378

		9,969,347
Utah — 0.6%
Salt Lake City Corp., AMBAC, 0.114%, 5/15/2020, Call 9/1/2015 (9) (13)	800,000	771,162

Vermont — 0.3%
City of Burlington, AGM:
5.000%, 7/1/2018	250,000	272,460
5.000%, 7/1/2019	100,000	110,726

		383,186

Virgin Islands — 0.1%
Virgin Islands Public Finance Authority, 2.250%, 10/1/2017	155,000	155,778

Virginia — 2.1%
County of Chesterfield, 5.000%, 1/1/2017, Call 10/3/2015	400,000	401,648
Henrico County Economic Development Authority, 4.000%, 11/1/2016	100,000	103,643
Henrico County Economic Development Authority, AGM, 0.334%, 8/23/2027, Call 9/1/2015 (9) (13)	1,350,000	1,266,590
Peninsula Ports Authority, 0.010%, 7/1/2016 (9)	1,000,000	1,000,000

		2,771,881
Washington — 1.1%
City of Tacoma, 5.750%, 12/1/2017	100,000	110,373
FYI Properties, 5.000%, 6/1/2020, Call 6/1/2019	360,000	408,096
Marysville Local Improvement District, 3.350%, 6/1/2036, Call 6/1/2024	285,000	286,713
NJB Properties, County Guarantee, 5.000%, 12/1/2021, Call 12/1/2016	100,000	105,601
Washington Health Care Facilities Authority, 0.000%, 12/1/2017 (6) (7)	125,000	116,841
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 5.000%, 10/1/2020	320,000	365,795

		1,393,419
Wisconsin — 4.5%
Arcadia School District, 3.000%, 3/15/2019, Call 3/15/2017	700,000	720,818
City of Menasha:
4.300%, 9/1/2015	200,000	200,000
4.400%, 9/1/2017	500,000	500,000
City of Two Rivers, 3.500%, 4/1/2017	250,000	257,527
County of Juneau, AMBAC, 4.200%, 2/15/2020, Call 2/15/2016	275,000	279,114
State of Wisconsin:
5.000%, 9/1/2020	175,000	202,178
5.000%, 3/1/2021	300,000	348,813
Town of Somers, 4.125%, 8/1/2019, Call 8/1/2017	375,000	389,220
Wisconsin Health & Educational Facilities Authority:
2.750%, 5/1/2017	130,000	130,988
3.000%, 8/15/2019	105,000	111,600
3.250%, 5/1/2018	200,000	202,390
4.000%, 8/15/2016	750,000	768,120
4.000%, 3/1/2017	150,000	156,203
4.000%, 8/15/2018	300,000	317,190
5.000%, 3/1/2020	200,000	222,480
5.000%, 8/15/2020	260,000	301,907
5.250%, 8/15/2017, Call 8/15/2016	65,000	67,662
5.500%, 12/15/2020, Call 12/15/2019	80,000	93,117
Wisconsin Health & Educational Facilities Authority, NATL-RE, 0.125%, 6/1/2019, Call 9/1/2015 (9) (13)	350,000	337,199
Wisconsin Housing & Economic Development Authority, 3.625%, 12/1/2019, Call 6/1/2016 (9)	240,000	242,832

		5,849,358

Total Municipals (identified cost $125,798,868)		126,510,334

Mutual Funds — 0.6%
BMO Ultra Short Tax-Free Fund (4)	84,425	851,005

Total Mutual Funds (identified cost $851,848)		851,005

Short-Term Investments — 2.3%

Mutual Funds — 2.3%
BMO Tax-Free Money Market Fund, Class I, 0.040% (4)	2,946,935	2,946,935

Total Short-Term Investments (identified cost $2,946,935)		2,946,935

Total Investments — 99.6% (identified cost $129,597,651)	130,308,274
Other Assets and Liabilities — 0.4%	567,676

Total Net Assets — 100.0%	$130,875,950

(4) Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(6) Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2015, these securities amounted to:

Fund	Amount	% of Total Net Assets

Short Tax-Free Fund	$3,662,590	2.80%

(7) Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.

(9) Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2015.

(10)	Purchased on a when-issued or delayed delivery basis.

(13) Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(15) Securities that are subject to alternative minimum tax represent 0.00% of the Short Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.

(16) Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

Intermediate Tax-Free Fund

SCHEDULE OF INVESTMENTS – As of August 31, 2015

Description	Shares or Principal Amount	Value

Municipals — 97.2%

Alabama — 0.9%
Alabama Board of Education:
3.000%, 6/1/2021	$305,000	$312,448
4.000%, 7/1/2021	1,895,000	2,096,969
4.375%, 10/1/2017	200,000	212,310
5.000%, 10/1/2020, Call 10/1/2018	230,000	257,591
Alabama Housing Finance Authority, GNMA, 4.800%, 6/20/2032, Call 12/20/2016 (15)	205,000	209,467
Butler County Board of Education, AGM:
2.000%, 7/1/2017	375,000	382,665
4.000%, 7/1/2020	585,000	643,108
City of Alexander City, AGC, 5.000%, 5/1/2018	1,000,000	1,081,400
City of Birmingham, 0.000%, 3/1/2022 (16)	1,945,000	1,988,412
County of Jefferson, AGM, 0.396%, 2/1/2042, Call 9/24/2015 (9) (13)	454,517	374,078
Health Care Authority for Baptist Health, 0.500%, 11/1/2042 (9)	2,700,000	2,700,000
Health Care Authority for Baptist Health, AGC, 0.600%, 11/15/2037, Call 9/4/2015 (9) (13)	2,175,000	2,175,000
Pell City Special Care Facilities, 5.000%, 12/1/2025, Call 12/1/2021	4,000,000	4,500,760

		16,934,208
Alaska — 0.6%
Alaska Housing Finance Corp.:
5.000%, 12/1/2027, Call 6/1/2022	1,375,000	1,590,779
5.000%, 12/1/2028, Call 12/1/2024	2,500,000	2,916,325
5.000%, 6/1/2029, Call 12/1/2024	1,000,000	1,160,380
Alaska Municipal Bond Bank Authority, AMBAC, 5.100%, 4/1/2033, Call 4/1/2018	200,000	219,256
Borough of Matanuska-Susitna:
5.000%, 11/1/2021	500,000	586,215
5.000%, 11/1/2022	500,000	591,185
5.000%, 4/1/2031, Call 4/1/2021	150,000	171,423
Borough of North Slope, 5.000%, 6/30/2024, Call 6/1/2021	1,020,000	1,175,081
City of Anchorage, NATL-RE, 5.000%, 12/1/2024, Call 12/1/2015	305,000	308,315
City of Valdez, 5.000%, 1/1/2021	1,190,000	1,343,200

		10,062,159
Arizona — 3.1%
Arizona Department of Transportation State Highway, 5.250%, 7/1/2029, Call 7/1/2021	3,000,000	3,508,560
Arizona Health Facilities Authority:
1.870%, 2/5/2020, Call 8/9/2019 (9)	4,500,000	4,631,355
5.000%, 1/1/2020, Call 1/1/2017	1,400,000	1,478,834
5.000%, 2/1/2022	1,000,000	1,120,170
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2016	250,000	256,523
Arizona Sports & Tourism Authority, 4.000%, 7/1/2018	765,000	809,661
Arizona State University, 6.250%, 7/1/2028, Call 7/1/2018	1,050,000	1,192,569
Arizona Transportation Board:
5.000%, 7/1/2022, Call 7/1/2020	1,260,000	1,456,346
5.000%, 7/1/2023, Call 7/1/2020	1,405,000	1,624,644
City of Glendale, 5.000%, 7/1/2021, Call 7/1/2017	400,000	431,636
City of Goodyear, 5.125%, 7/1/2025, Call 7/1/2020	345,000	397,288
City of Peoria, 4.000%, 7/1/2019	515,000	566,546
City of Tucson, AGM, 5.000%, 7/1/2020	500,000	575,155
County of Pima, 5.000%, 7/1/2027, Call 7/1/2022	1,450,000	1,681,130
Gilbert Public Facilities Municipal Property Corp., 5.500%, 7/1/2026, Call 7/1/2019	825,000	956,645
Glendale Industrial Development Authority, 5.000%, 5/15/2023, Call 5/15/2020	500,000	568,155
Greater Arizona Development Authority, NATL-RE:
5.000%, 8/1/2019, Call 8/1/2017	250,000	268,830
5.000%, 8/1/2027, Call 8/1/2017	975,000	1,047,481
Industrial Development Authority of the City of Phoenix, 3.000%, 7/1/2020 (6) (7)	500,000	496,875
Industrial Development Authority of the County of Pima, 4.950%, 10/1/2020	3,000,000	3,391,200

Maricopa County Elementary School District No. 33 Buckeye, 5.250%, 7/1/2018	365,000	401,361
Maricopa County Industrial Development Authority:
3.000%, 1/1/2017	315,000	322,569
3.000%, 1/1/2018	325,000	335,504
4.000%, 1/1/2019	200,000	213,144
Maricopa County Unified School District No. 60 Higley, AGM:
4.000%, 7/1/2022	500,000	555,415
5.000%, 7/1/2023	1,000,000	1,183,730
5.000%, 7/1/2024	575,000	684,210
Phoenix Civic Improvement Corp.:
5.000%, 7/1/2019	615,000	695,996
5.000%, 7/1/2020, Call 7/1/2018	600,000	664,080
5.000%, 7/1/2026, Call 7/1/2020	1,050,000	1,185,471
Phoenix Civic Improvement Corp., BHAC, 5.500%, 7/1/2027 (16)	500,000	619,725
Phoenix Civic Improvement Corp., NATL-RE FGIC:
5.500%, 7/1/2021 (16)	555,000	652,319
5.500%, 7/1/2036 (16)	530,000	659,696
Pima County Industrial Development Authority:
4.500%, 7/1/2020	535,000	557,588
4.500%, 7/1/2021, Call 7/1/2020	1,320,000	1,368,536
4.500%, 7/1/2022, Call 7/1/2020	1,385,000	1,422,617
6.375%, 7/1/2028, Call 7/1/2018	270,000	286,743
Pinal County School District No. 1 Florence, BAM, 5.000%, 7/1/2023	350,000	410,218
Rio Nuevo Multipurpose Facilities District, AGC, 6.000%, 7/15/2020, Call 7/15/2018	240,000	271,634
Salt Verde Financial Corp., 5.250%, 12/1/2022	110,000	126,157
Scottsdale Industrial Development Authority, 5.000%, 9/1/2018	250,000	276,458
Scottsdale Industrial Development Authority, FSA, 1.720%, 9/1/2045 (9) (13)	2,175,000	2,175,000
State of Arizona, AGM:
5.000%, 10/1/2023, Call 4/1/2020	1,000,000	1,137,170
5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,726,100
Town of Marana, 5.000%, 7/1/2023	450,000	538,709
Tucson & Pima Counties Industrial Development Authorities, GNMA/FNMA/FHLMC, 5.400%, 6/1/2040, Call 12/1/2017 (15)	200,000	211,050
University Medical Center Corp., 5.000%, 7/1/2021	425,000	501,976
University of Arizona, 5.000%, 8/1/2026, Call 8/1/2021	455,000	523,882
Yuma Municipal Property Corp., XLCA:
5.000%, 7/1/2021, Call 7/1/2017	1,900,000	2,037,997
5.000%, 7/1/2023, Call 7/1/2017	1,950,000	2,091,628
5.000%, 7/1/2025, Call 7/1/2017	1,000,000	1,071,880

		55,368,166
Arkansas — 1.3%
Arkansas Development Finance Authority:
5.000%, 2/1/2020	255,000	283,718
5.000%, 2/1/2021	315,000	353,940
5.000%, 2/1/2022	150,000	169,710
Arkansas Development Finance Authority, BAM, 1.000%, 12/1/2021	255,000	257,632
Arkansas Development Finance Authority, GNMA/FNMA:
4.000%, 1/1/2025, Call 7/1/2021	285,000	296,870
4.000%, 7/1/2025, Call 7/1/2021	595,000	619,782
4.750%, 7/1/2032, Call 1/1/2017 (15)	240,000	242,323
Arkansas State University:
4.000%, 3/1/2021	390,000	424,667
4.000%, 3/1/2022	1,140,000	1,238,359
4.000%, 3/1/2023	985,000	1,078,349
Baptist Health Medical Center-Heber Springs, AGC, 5.000%, 5/1/2026, Call 5/1/2016	1,140,000	1,175,979
City of Fayetteville, 3.300%, 11/1/2023	2,985,000	3,113,086
City of Little Rock, 1.250%, 4/1/2033, Call 10/1/2021	10,000	9,997
City of Maumelle, 2.600%, 3/1/2030, Call 3/1/2022	1,000,000	1,005,960
City of Rogers:
2.125%, 11/1/2029, Call 11/1/2021 (10)	1,900,000	1,903,781
4.125%, 11/1/2031, Call 11/1/2021	165,000	165,815
City of Springdale:
3.000%, 11/1/2021	1,000,000	1,044,080
5.000%, 11/1/2028, Call 11/1/2022	1,000,000	1,162,240
City of Stuttgart, AGM, 3.800%, 6/1/2042, Call 6/1/2020	2,030,000	2,021,129
Conway Health Facilities Board, 4.250%, 8/1/2021	605,000	645,789

County of Greene, AGM:
4.000%, 3/1/2019, Call 3/1/2017	840,000	875,498
4.000%, 3/1/2020, Call 3/1/2017	1,430,000	1,488,916
County of Jefferson, AGM, 5.000%, 6/1/2026, Call 12/1/2019	20,000	22,525
Henderson State University, BAM:
5.000%, 11/1/2022	905,000	1,060,895
5.000%, 11/1/2023, Call 11/1/2022	860,000	998,305
University of Arkansas:
5.000%, 12/1/2021	300,000	354,120
5.000%, 12/1/2022	520,000	620,064
5.000%, 12/1/2023, Call 12/1/2022	500,000	600,680

		23,234,209
California — 6.8%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	515,000	583,212
Abag Finance Authority for Nonprofit Corps., CMI, 5.000%, 4/1/2020	1,000,000	1,148,540
ABC Unified School District, MBIA, 5.000%, 2/1/2021	1,250,000	1,440,012
Alvord Unified School District, AGM, 0.000%, 8/1/2046, Call 8/1/2036 (16)	1,150,000	889,283
Anaheim Public Financing Authority, 5.000%, 10/1/2030, Call 4/1/2019	225,000	248,027
Anaheim Public Financing Authority, AMBAC, 4.500%, 10/1/2015	350,000	351,047
Baldwin Park Unified School District, AMBAC, 0.000%, 8/1/2020, Call 8/1/2016	240,000	196,642
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (9)	2,000,000	2,006,000
1.270%, 4/1/2027, Call 10/1/2026 (9)	5,000,000	4,980,550
BB&T Municipal Trust, 0.820%, 11/15/2019 (6) (7) (9)	1,500,000	1,506,540
Bellevue Union School District, AGM:
0.000%, 8/1/2030	585,000	277,284
0.000%, 8/1/2031	615,000	273,847
Bonita Unified School District, 5.500%, 8/1/2035, Call 8/1/2021	940,000	1,103,635
Burbank Unified School District, 0.000%, 8/1/2031, Call 2/1/2025 (16)	1,325,000	965,554
California County Tobacco Securitization Agency, 4.000%, 6/1/2029, Call 10/2/2015	4,855,000	4,854,854
California Health Facilities Financing Authority, 5.000%, 7/1/2037, Call 7/1/2023	2,000,000	2,228,400
California Health Facilities Financing Authority, NATL-RE, 0.138%, 7/1/2022, Call 9/1/2015 (9) (13)	2,300,000	2,208,485
California Municipal Finance Authority, 2.120%, 11/1/2016, Call 11/1/2015 (9)	330,000	330,026
California State Public Works Board, 5.000%, 4/1/2037, Call 4/1/2022	1,000,000	1,109,110
California Statewide Communities Development Authority, AGM, 0.550%, 7/1/2040, Call 9/4/2015 (9) (13)	475,000	475,000
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	2,100,000	2,126,733
California Statewide Communities Development Authority, NATL-RE, 5.125%, 7/1/2024, Call 7/1/2018	1,500,000	1,665,840
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2021	850,000	985,218
Central Union High School District-Imperial County, NATL-RE, 4.000%, 8/1/2019, Call 2/1/2016	670,000	671,166
City of Fairfield, XLCA, 0.000%, 4/1/2022	1,205,000	972,857
City of Madera:
5.750%, 1/1/2026, Call 1/1/2020	1,550,000	1,791,164
6.500%, 1/1/2040, Call 1/1/2020	1,280,000	1,492,723
Contra Costa Transportation Authority, 0.496%, 12/15/2015, Call 9/22/2015 (9)	1,000,000	1,000,020
Corcoran Joint Unified School District, AGM, 2.700%, 12/1/2039, Call 12/1/2016 (9)	2,000,000	2,000,440
County of Los Angeles, 0.000%, 9/1/2018	750,000	717,818
County of Los Angeles, AMBAC, 0.000%, 9/1/2020	600,000	542,964
County of San Joaquin, 5.000%, 4/1/2022	350,000	408,538
Delhi Unified School District, AMBAC, 0.000%, 8/1/2019	510,000	444,572
Desert Community College District, AGM, 0.000%, 8/1/2026, Call 8/1/2017	400,000	243,660
Deutsche Bank Spears/Lifers Trust, 0.320%, 8/1/2047 (6) (7) (9)	8,000,000	8,000,000
Duarte Unified School District, 0.000%, 8/1/2026 (16)	585,000	656,048
El Centro Financing Authority, AGM:
4.000%, 10/1/2021	460,000	510,729
5.000%, 10/1/2022	515,000	607,546
5.000%, 10/1/2022	580,000	689,661
5.000%, 10/1/2023	800,000	949,312
Encinitas Union School District, 0.000%, 8/1/2035, Call 8/1/2032 (16)	500,000	464,440
Escondido Union High School District, 0.000%, 8/1/2032, Call 8/1/2025 (16)	1,250,000	1,105,175
Escondido Union High School District, AGC, 0.000%, 8/1/2031	480,000	255,202
Fresno Unified School District, 0.000%, 8/1/2034, Call 8/1/2021	1,045,000	361,100
Fresno Unified School District, MBIA, 6.000%, 8/1/2026	2,890,000	3,597,385

Hacienda La Puente Unified School District, AGM:
5.000%, 6/1/2022	400,000	469,284
5.000%, 6/1/2023	400,000	472,776
5.000%, 6/1/2024	775,000	921,614
5.000%, 6/1/2025	425,000	507,442
Imperial Community College District, AGC, 0.000%, 8/1/2028	330,000	194,175
Imperial County Local Transportation Authority, 5.000%, 6/1/2032, Call 6/1/2022	2,000,000	2,228,280
Jefferson School District/San Joaquin County, 0.000%, 8/1/2029, Call 8/1/2024	170,000	94,078
Jurupa Community Services District, 5.000%, 9/1/2029, Call 9/1/2020	375,000	429,758
Lakeside Union School District/San Diego County, AGC, 0.000%, 9/1/2027	295,000	184,098
Long Beach Bond Finance Authority:
5.000%, 11/1/2025, Call 11/1/2021	1,000,000	1,162,980
5.000%, 11/1/2030, Call 11/1/2021	1,750,000	1,943,392
Lynwood Unified School District, AGM:
5.000%, 8/1/2024, Call 8/1/2023	620,000	733,547
5.000%, 8/1/2025, Call 8/1/2023	760,000	889,648
McFarland Unified School District, BAM, 5.000%, 11/1/2039, Call 11/1/2024	300,000	339,519
McKinleyville Union School District, AGM, 0.000%, 8/1/2041, Call 8/1/2026 (16)	165,000	144,471
McKinleyville Union School District, BAM:
0.000%, 8/1/2036, Call 8/1/2021	1,200,000	442,464
0.000%, 8/1/2037, Call 8/1/2021	1,980,000	684,169
Mendocino-Lake Community College District, AGM, 0.000%, 8/1/2031, Call 8/1/2026 (16)	300,000	341,496
Midpeninsula Regional Open Space District, 5.000%, 9/1/2029, Call 9/1/2022	2,000,000	2,342,820
Modesto Irrigation District, 5.000%, 7/1/2021	500,000	586,320
Mount Diablo Unified School District, AGM, 0.000%, 8/1/2035, Call 8/1/2025 (16)	2,125,000	1,732,937
Murrieta Valley Unified School District Public Financing Authority, NATL-RE FGIC, 0.000%, 9/1/2020	500,000	444,715
New Haven Unified School District, NATL-RE, 0.000%, 8/1/2025, Call 10/2/2015	1,455,000	864,037
Northern California Gas Authority No. 1:
0.820%, 7/1/2019 (9)	3,000,000	2,985,390
0.910%, 7/1/2027 (9)	1,915,000	1,765,324
Northern California Power Agency:
5.000%, 7/1/2031, Call 7/1/2022	500,000	573,940
5.000%, 7/1/2032, Call 7/1/2022	700,000	799,750
Orchard School District, NATL-RE FGIC, 0.000%, 8/1/2023	590,000	463,994
Pasadena Public Financing Authority, 0.000%, 3/1/2029	2,000,000	1,164,260
Porterville Unified School District Facilities Improvement District, AGM, 0.000%, 8/1/2034, Call 8/1/2017	1,500,000	620,730
Roseville Joint Union High School District, 0.000%, 8/1/2022	305,000	250,820
San Francisco International Airport, 5.000%, 5/1/2024, Call 5/1/2021	1,040,000	1,222,010
San Jose Financing Authority, 5.000%, 6/1/2039, Call 6/1/2023	1,435,000	1,607,731
San Jose Unified School District, NATL, 0.000%, 8/1/2027	1,495,000	1,021,877
San Juan Unified School District, 5.000%, 8/1/2030, Call 8/1/2023	2,535,000	2,928,229
San Miguel Joint Union Elementary School District, AGM:
0.000%, 6/15/2020	415,000	349,887
0.000%, 6/15/2021	490,000	393,465
0.000%, 6/15/2022	505,000	385,002
Santa Ana Unified School District, 0.000%, 8/1/2021	500,000	432,970
Santa Ana Unified School District, AGM, 5.500%, 8/1/2030, Call 8/1/2018	930,000	1,040,651
Santa Barbara County College Elementary School District:
0.000%, 8/1/2027	365,000	237,239
0.000%, 8/1/2031	470,000	248,719
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2015	995,000	995,000
Sierra View Local Health Care District:
3.800%, 7/1/2017	370,000	382,158
4.875%, 7/1/2018, Call 7/1/2017	900,000	961,470
5.250%, 7/1/2022, Call 7/1/2017	1,580,000	1,698,010
5.250%, 7/1/2023, Call 7/1/2017	250,000	268,673
5.300%, 7/1/2026, Call 7/1/2017	350,000	375,333
State of California:
0.834%, 12/1/2017, Call 6/1/2017 (9)	2,500,000	2,528,400
5.250%, 9/1/2025, Call 9/1/2021	2,045,000	2,448,049
6.000%, 3/1/2033, Call 3/1/2020	1,550,000	1,861,023
Tahoe Forest Hospital District:
5.500%, 8/1/2027, Call 8/1/2018	1,345,000	1,513,663
5.500%, 8/1/2035, Call 8/1/2018	1,000,000	1,121,730
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 11/1/2015 (9)	1,625,000	1,630,346

Upland Community Facilities District, 3.000%, 9/1/2017	530,000	542,826
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2025	1,225,000	1,478,967
Walnut Creek Elementary School District Contra Costa County, 0.000%, 9/1/2023	1,560,000	1,173,775
Watereuse Finance Authority, BAM, 5.500%, 5/1/2036, Call 5/1/2024	2,635,000	3,112,014
West Contra Costa Unified School District, AGM-CR NATL-RE FGIC, 0.000%, 8/1/2025	310,000	224,775
West Kern Water District, 5.000%, 6/1/2028, Call 6/1/2021	2,000,000	2,271,660
Westminster School District, BAM, 0.000%, 8/1/2048, Call 8/1/2023	7,045,000	953,400
Whittier Union High School District, 0.000%, 8/1/2034, Call 8/1/2019	500,000	175,825
Windsor Unified School District, AGM:
0.000%, 8/1/2020	105,000	91,865
0.000%, 8/1/2023	240,000	182,957
0.000%, 8/1/2024, Call 8/1/2023	330,000	231,046
0.000%, 8/1/2025, Call 8/1/2023	270,000	178,262
0.000%, 8/1/2026, Call 8/1/2023	330,000	204,976
0.000%, 8/1/2028, Call 8/1/2023	420,000	231,525
Yosemite Community College District, AGM, 5.000%, 8/1/2032, Call 8/1/2018	75,000	83,861

		123,003,956
Colorado — 2.5%
Adams County School District No. 14, SAW:
5.000%, 12/1/2024	500,000	610,900
5.000%, 12/1/2026, Call 12/1/2024	355,000	425,567
5.000%, 12/1/2027, Call 12/1/2024	500,000	595,310
City & County of Denver, 5.000%, 11/15/2021	500,000	588,320
City & County of Denver, XLCA, 5.000%, 11/15/2023, Call 11/15/2015	1,410,000	1,422,634
Colorado Educational & Cultural Facilities Authority:
0.370%, 6/1/2029, Call 9/3/2015 (9)	3,855,000	3,855,000
3.000%, 12/1/2016	120,000	122,869
4.000%, 12/1/2017	120,000	127,142
4.000%, 12/15/2025 (6) (7)	535,000	533,186
5.000%, 9/1/2020 (16)	1,060,000	1,201,266
5.000%, 9/1/2021 (16)	865,000	987,795
Colorado Educational & Cultural Facilities Authority, Moral Obligation, 2.000%, 12/1/2015	500,000	501,790
Colorado Health Facilities Authority:
3.000%, 12/1/2015	490,000	492,548
4.000%, 12/1/2016	505,000	523,877
4.500%, 2/1/2020	455,000	488,443
5.000%, 9/1/2018	530,000	583,138
5.000%, 9/1/2019	560,000	627,390
5.000%, 2/1/2021	475,000	520,871
5.000%, 9/1/2022	750,000	858,247
5.000%, 12/1/2023	215,000	241,845
5.000%, 2/1/2024	420,000	463,294
5.125%, 11/15/2020, Call 11/15/2016 (9)	555,000	584,082
5.250%, 1/1/2025, Call 1/1/2020	460,000	523,310
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2016	400,000	411,876
Commerce City Northern Infrastructure General Improvement District, AGM:
5.000%, 12/1/2020	785,000	906,330
5.000%, 12/1/2021	725,000	844,190
5.000%, 12/1/2022	1,185,000	1,396,475
County of Boulder:
5.000%, 12/1/2023, Call 12/1/2020	500,000	579,990
5.000%, 12/1/2025, Call 12/1/2020	475,000	550,216
County of El Paso, GNMA/FNMA, 5.450%, 12/1/2039, Call 12/1/2016 (15)	181,392	188,668
Denver City & County School District No. 1, SAW, 5.000%, 12/1/2032, Call 12/1/2022	1,500,000	1,719,195
Denver Health & Hospital Authority, 5.500%, 12/1/2019	1,195,000	1,363,961
E-470 Public Highway Authority, NATL-RE, 5.000%, 9/1/2016	250,000	260,228
Public Authority for Colorado Energy, 5.750%, 11/15/2018	625,000	670,200
Rangely Hospital District, 6.000%, 11/1/2026, Call 11/1/2021	2,000,000	2,373,460
Rib Floater Trust Various States, 0.170%, 8/1/2018 (6) (7) (9)	15,000,000	15,000,000
Weld County School District No. RE-7 Platte Valley, SAW:
4.000%, 12/1/2021, Call 12/1/2020	625,000	693,837
4.000%, 12/1/2022, Call 12/1/2020	400,000	440,472
4.000%, 12/1/2023, Call 12/1/2020	1,140,000	1,252,951

		45,530,873
Connecticut — 0.2%
City of New Haven, AGM, 5.000%, 8/1/2023	2,060,000	2,397,016
Connecticut Housing Finance Authority, 3.600%, 11/15/2030, Call 11/15/2024	845,000	846,944

		3,243,960

Delaware — 0.5%
City of Wilmington, 5.000%, 10/1/2025, Call 10/1/2023	3,715,000	4,414,349
Delaware State Housing Authority:
0.000%, 7/1/2031, Call 7/1/2021	1,585,000	755,474
5.000%, 1/1/2026, Call 7/1/2019 (15)	250,000	263,498
5.200%, 7/1/2029, Call 7/1/2018	1,475,000	1,545,534
Sustainable Energy Utility, Inc., 5.000%, 9/15/2034, Call 9/15/2021	1,580,000	1,775,446

		8,754,301
District of Columbia — 0.3%
District of Columbia:
5.000%, 10/1/2025, Call 10/1/2021	1,865,000	2,109,502
5.000%, 12/1/2036, Call 12/1/2021	500,000	561,990
Washington Convention & Sports Authority, 4.500%, 10/1/2030, Call 10/1/2020	2,125,000	2,265,802

		4,937,294
Florida — 7.7%
Citizens Property Insurance Corp.:
5.000%, 6/1/2016	1,265,000	1,308,301
5.000%, 6/1/2019	2,615,000	2,948,020
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	1,040,000	1,075,599
City of Boynton Beach, AGM, 5.000%, 11/1/2027, Call 11/1/2021	1,000,000	1,148,670
City of Fort Pierce, AGC, 5.875%, 9/1/2028, Call 9/1/2018	1,000,000	1,132,990
City of Gainesville, AMBAC, 5.500%, 8/1/2017	1,000,000	1,088,750
City of Gulf Breeze:
1.750%, 12/1/2015 (9)	11,795,000	11,833,570
5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,316,700
City of Lakeland, AGM, 5.250%, 10/1/2028	1,250,000	1,541,662
City of North Port, 5.000%, 7/1/2022	200,000	232,288
City of Port St. Lucie, AGC, 6.250%, 9/1/2027, Call 9/1/2018	500,000	569,450
City of Sunrise, 4.000%, 10/1/2019	540,000	576,180
City of Sunrise, NATL-RE:
0.000%, 10/1/2019	905,000	853,225
0.000%, 10/1/2020	975,000	897,400
0.000%, 10/1/2021	175,000	155,811
City of Tampa, 5.250%, 11/15/2026, Call 5/15/2020	2,000,000	2,288,200
City of Tampa, AMBAC, 0.000%, 4/1/2021	460,000	404,690
County of Bay, 3.500%, 9/1/2016	190,000	189,303
County of Brevard, AMBAC, 5.000%, 7/1/2016	910,000	939,839
County of Broward, AGM, 5.000%, 4/1/2033, Call 4/1/2023 (15)	740,000	785,458
County of Hillsborough, 5.000%, 8/1/2024, Call 8/1/2022	3,540,000	4,209,662
County of Jackson, 0.200%, 7/1/2022, Call 9/1/2015 (9)	3,930,000	3,930,000
County of Lee, 5.000%, 10/1/2029, Call 10/1/2022	2,000,000	2,325,280
County of Lee, AMBAC, 5.125%, 10/1/2024, Call 10/1/2016 (15)	7,975,000	8,324,943
County of Miami-Dade:
5.000%, 10/1/2025, Call 10/1/2024	800,000	947,952
5.250%, 10/1/2029, Call 10/1/2023	100,000	116,265
5.500%, 10/1/2026, Call 10/1/2020	1,900,000	2,231,588
County of Miami-Dade, AGC:
0.000%, 10/1/2021	610,000	506,587
5.000%, 10/1/2029, Call 10/1/2019	400,000	446,596
County of Miami-Dade, BHAC, 6.000%, 10/1/2023, Call 10/1/2018	1,000,000	1,153,470
County of Miami-Dade, NATL-RE BHAC-CR, 5.000%, 10/1/2030, Call 10/1/2017 (16)	475,000	512,948
County of Orange, 5.000%, 1/1/2027, Call 1/1/2022	5,810,000	6,695,444
County of Polk, NATL-RE, 5.000%, 12/1/2016	625,000	659,119
County of Sarasota, NATL-RE, 5.000%, 10/1/2021, Call 10/1/2015	930,000	933,534
County of St. Johns, AGM:
5.000%, 10/1/2020	1,625,000	1,881,360
5.000%, 10/1/2021	1,110,000	1,294,138
Deutsche Bank Spears/Lifers Trust:
0.230%, 11/1/2032, Call 9/1/2015 (6) (7) (9)	16,500,000	16,500,000
0.230%, 10/1/2041, Call 10/1/2020 (6) (7) (9)	15,755,000	15,755,000
Dupree Lakes Community Development District, BAM:
3.000%, 5/1/2018	230,000	237,622
3.000%, 5/1/2019	190,000	196,399

Emerald Coast Utilities Authority, NATL-RE FGIC:
5.000%, 1/1/2020, Call 1/1/2017	1,000,000	1,052,210
5.000%, 1/1/2022, Call 1/1/2017	970,000	1,020,372
5.250%, 1/1/2026, Call 1/1/2016	1,000,000	1,014,830
Florida HomeLoan Corp., GNMA/FHLMC/FNMA, 5.000%, 7/1/2028, Call 1/1/2020	440,000	455,435
Florida HomeLoan Corp., GNMA/FNMA/FHLMC:
4.450%, 1/1/2030, Call 7/1/2021	475,000	496,926
5.000%, 7/1/2021, Call 1/1/2016 (15)	285,000	288,594
Florida Municipal Loan Council, AGM, 5.000%, 5/1/2021	1,745,000	2,023,834
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (9)	500,000	525,335
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/1/2016	295,000	308,399
Lee County Industrial Development Authority, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,330,140
Lee County School Board, 5.000%, 8/1/2028, Call 8/1/2024	2,500,000	2,861,025
Orange County Health Facilities Authority, 5.250%, 10/1/2035, Call 10/1/2018	440,000	477,664
Orange County Housing Finance Authority, GMNA FNMA FHLMC COLL, 4.000%, 9/1/2040, Call 9/1/2024	4,000,000	4,323,600
Orlando-Orange County Expressway Authority, AGM, 5.000%, 7/1/2025, Call 7/1/2022	4,780,000	5,577,878
Pinellas County Educational Facilities Authority, 4.000%, 10/1/2016	350,000	360,804
Polk County Housing Finance Authority, GNMA, 5.000%, 9/1/2029, Call 8/1/2020	150,000	161,223
Southeast Overtown Park West Community Redevelopment Agency, 5.000%, 3/1/2018 (6) (7)	2,405,000	2,592,518
St. Lucie County School Board, AGM, 5.000%, 7/1/2022, Call 7/1/2021	2,500,000	2,857,300
Sumter County Industrial Development Authority:
4.000%, 7/1/2019	1,000,000	1,074,470
5.000%, 7/1/2020	500,000	562,555
Suncoast Community Development District, 2.000%, 5/1/2017	170,000	172,820
Town of Davie:
5.000%, 4/1/2019	75,000	83,004
5.000%, 4/1/2021	615,000	692,865
5.000%, 4/1/2022	830,000	936,331
Tradition Community Development District No. 1, AGM, 2.000%, 5/1/2017	1,000,000	1,011,950
University of North Florida Financing Corp., 5.000%, 11/1/2026, Call 11/1/2017	4,285,000	4,633,199
Volusia County Educational Facility Authority, AGM, 5.000%, 10/15/2029, Call 10/15/2021	730,000	833,346
Volusia County Educational Facility Authority, RADIAN, 4.625%, 10/15/2028, Call 10/15/2015	500,000	502,630

		140,375,270
Georgia — 4.7%
Appling County Development Authority:
0.250%, 9/1/2029, Call 9/1/2015 (9)	7,000,000	7,000,000
0.250%, 9/1/2041, Call 9/1/2015 (9)	6,600,000	6,600,000
Atlanta Development Authority, 4.000%, 9/1/2020	2,065,000	2,324,178
Carroll City-County Hospital Authority, County Guarantee:
5.000%, 7/1/2023, Call 7/1/2020	2,790,000	3,210,760
5.000%, 7/1/2024, Call 7/1/2020	1,640,000	1,933,134
Chatham County Hospital Authority, County Guarantee, 5.000%, 1/1/2027, Call 1/1/2022	6,820,000	7,803,308
City of Atlanta Department of Aviation:
5.000%, 1/1/2031, Call 1/1/2024	1,000,000	1,132,200
5.000%, 1/1/2032, Call 1/1/2024	2,500,000	2,820,750
5.000%, 1/1/2033, Call 1/1/2024	1,000,000	1,124,410
5.000%, 1/1/2034, Call 1/1/2024	1,000,000	1,121,310
City of Atlanta, NATL-RE FGIC, 5.500%, 11/1/2022	1,000,000	1,212,760
Cobb County Kennestone Hospital Authority, 5.000%, 4/1/2031, Call 4/1/2021	3,000,000	3,345,120
County of DeKalb, 4.500%, 12/1/2024, Call 12/1/2015	250,000	252,458
East Point Building Authority, XLCA:
4.500%, 2/1/2025, Call 2/1/2016	500,000	501,100
5.000%, 2/1/2017	875,000	902,046
Floyd County Hospital Authority, County Guarantee:
5.000%, 7/1/2020	1,335,000	1,543,033
5.000%, 7/1/2021	1,155,000	1,352,309
5.000%, 7/1/2027, Call 7/1/2022	1,250,000	1,444,137
Fulton County Development Authority:
5.000%, 3/15/2016	1,715,000	1,755,491
5.250%, 3/15/2024, Call 3/15/2019	1,120,000	1,256,192
Jefferson City School District, SAW, 5.250%, 2/1/2029, Call 2/1/2021	1,350,000	1,583,010
Main Street Natural Gas, Inc.:
5.000%, 3/15/2017	1,320,000	1,399,094
5.000%, 3/15/2021	5,400,000	6,069,762
5.250%, 9/15/2018	250,000	274,960

Monroe County Development Authority, 0.250%, 11/1/2048, Call 9/1/2015 (9)	11,000,000	11,000,000
Private Colleges & Universities Authority, 5.000%, 10/1/2020	575,000	653,125
Richmond County Hospital Authority:
5.250%, 1/1/2029, Call 1/1/2019	1,150,000	1,266,978
5.375%, 1/1/2029, Call 1/1/2019	940,000	1,039,377
Savannah Economic Development Authority, 0.250%, 1/1/2016, Call 9/1/2015 (9)	4,085,000	4,085,000
South Fulton Municipal Regional Water & Sewer Authority, BAM:
5.000%, 1/1/2023	800,000	936,632
5.000%, 1/1/2024	1,000,000	1,180,280
5.000%, 1/1/2025, Call 1/1/2024	700,000	818,195
South Georgia Governmental Services Authority, MBIA, 5.000%, 1/1/2020, Call 10/2/2015	300,000	303,978
South Regional Joint Development Authority, 5.250%, 8/1/2023	25,000	29,280
Spalding County, 6.125%, 9/1/2028, Call 9/1/2018	700,000	807,142
Valdosta & Lowndes County Hospital Authority, County Guarantee, 5.000%, 10/1/2025, Call 10/1/2021	2,940,000	3,414,957
Winder-Barrow Industrial Building Authority, AGM, 5.000%, 12/1/2029, Call 12/1/2021	1,000,000	1,131,930

		84,628,396
Hawaii — 0.1%
City & County of Honolulu:
5.000%, 10/1/2022	500,000	599,260
5.000%, 10/1/2023	500,000	605,555

		1,204,815
Idaho — 0.3%
Boise-Kuna Irrigation District:
5.875%, 6/1/2022, Call 6/1/2018	200,000	226,734
7.375%, 6/1/2034, Call 6/1/2018	340,000	399,235
Canyon County School District No. 131 Nampa, School Bond Gty, 5.000%, 9/15/2023	1,000,000	1,183,320
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	515,000	593,331
Idaho Housing & Finance Association, AGC, 5.250%, 7/15/2026, Call 7/15/2018	2,965,000	3,326,463

		5,729,083
Illinois — 8.7%
Bureau County Township High School District No. 502, BAM, 6.625%, 10/1/2043, Call 12/1/2023	3,400,000	4,212,736
Chicago Board of Education, 4.020%, 3/1/2017, Call 9/1/2016 (9)	6,750,000	6,635,992
Chicago Board of Education, NATL:
0.000%, 12/1/2015	535,000	531,143
0.000%, 12/1/2022	365,000	251,817
5.250%, 12/1/2021	1,000,000	1,041,470
Chicago Board of Education, NATL-RE, 5.000%, 12/1/2019	70,000	74,874
Chicago O’Hare International Airport, AGC, 5.250%, 1/1/2026, Call 1/1/2020	775,000	878,214
Chicago O’Hare International Airport, NATL-RE, 5.250%, 1/1/2024, Call 1/1/2016	1,925,000	1,956,512
Chicago Park District:
5.000%, 1/1/2023, Call 1/1/2022	1,060,000	1,157,043
5.000%, 1/1/2025, Call 7/1/2020	230,000	244,143
5.000%, 1/1/2026, Call 1/1/2021	730,000	774,749
5.000%, 11/15/2029, Call 11/15/2018	130,000	133,665
Chicago Transit Authority, AGC:
5.250%, 6/1/2019, Call 6/1/2018	375,000	409,586
5.250%, 6/1/2022, Call 6/1/2018	3,250,000	3,484,617
City of Calumet City, AGM:
2.500%, 3/1/2016	275,000	276,988
4.000%, 3/1/2017	435,000	451,143
City of Chicago, 5.000%, 1/1/2019	455,000	481,968
City of Chicago, AGM, 5.000%, 11/1/2027, Call 11/1/2018	200,000	209,566
City of Chicago, AGM-CR FGIC, 5.000%, 1/1/2023, Call 1/1/2017	200,000	205,504
City of Chicago, NATL-RE, 5.530%, 1/1/2020, Call 1/1/2016 (16)	1,000,000	1,018,460
City of Rochelle, AGM, 3.000%, 5/1/2017	250,000	257,210
City of Springfield:
5.000%, 12/1/2022	905,000	1,037,890
5.500%, 3/1/2032, Call 3/1/2018	1,000,000	1,102,760
City of Springfield, NATL-RE:
5.000%, 3/1/2018, Call 3/1/2017	1,000,000	1,063,510
5.000%, 3/1/2022, Call 3/1/2017	650,000	689,773
City of Waukegan, NATL-RE, 4.500%, 12/30/2015	150,000	151,860

Cook County Community Consolidated School District No. 65 Evanston:
0.000%, 12/1/2027, Call 12/1/2024	300,000	188,919
0.000%, 12/1/2029, Call 12/1/2024	400,000	225,040
0.000%, 12/1/2030, Call 12/1/2024	1,130,000	602,708
0.000%, 12/1/2031, Call 12/1/2024	1,500,000	752,715
Cook County Community High School District No. 219-Niles Township, FSA, 5.000%, 12/1/2025, Call 12/1/2017	1,405,000	1,540,611
Cook County School District No. 103 Lyons, AGM, 0.000%, 12/1/2021	850,000	717,604
Cook County School District No. 124 Evergreen Park, BAM, 4.000%, 12/1/2020	450,000	499,324
Cook County School District No. 144 Prairie Hills, AGM:
0.000%, 12/1/2028	2,830,000	1,537,511
0.000%, 12/1/2029	2,580,000	1,321,915
Cook County School District No. 159 Matteson-Richton Park, FSA, 0.000%, 12/1/2016	300,000	291,369
Cook County School District No. 83 Mannheim, 5.625%, 6/1/2033	2,980,000	3,474,233
Cook County Township High School District No. 201 J Sterling Morton, AMBAC, 0.000%, 12/1/2019	675,000	571,266
Cook County Township High School District No. 220 Reavis:
6.000%, 12/1/2030, Call 12/1/2023	1,000,000	1,208,690
6.000%, 12/1/2031, Call 12/1/2023	2,035,000	2,448,207
6.000%, 12/1/2032, Call 12/1/2023	2,160,000	2,593,382
6.000%, 6/1/2033, Call 12/1/2023	2,235,000	2,676,256
County of Cook, 5.250%, 11/15/2023, Call 11/15/2020	350,000	377,489
County of Cook, AMBAC, 5.000%, 11/15/2023, Call 5/15/2016	270,000	275,975
County of Cook, BAM, 5.000%, 11/15/2023	1,000,000	1,109,080
County of St. Clair:
5.250%, 10/1/2024, Call 10/1/2019	485,000	561,887
5.250%, 10/1/2024, Call 10/1/2019	215,000	243,853
5.250%, 10/1/2027, Call 10/1/2019	835,000	967,373
5.250%, 10/1/2027, Call 10/1/2019	315,000	355,289
5.500%, 1/1/2038, Call 1/1/2023	825,000	940,516
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC, 0.000%, 1/1/2020	600,000	541,140
DeKalb County Community Unit School District No. 428 DeKalb:
0.000%, 1/1/2025, Call 7/1/2020	400,000	267,712
0.000%, 1/1/2028, Call 7/1/2020	1,000,000	544,900
DeKalb Kane & LaSalle Counties Etc Community College District No. 523 Kishwaukee, 0.000%, 2/1/2035, Call 2/1/2021	470,000	150,184
Du Page County School District No. 12 Roselle, NATL-RE, 5.000%, 1/1/2016	440,000	446,472
DuPage County School District No. 16 Queen Bee, NATL-RE FGIC, 0.000%, 11/1/2019	530,000	468,234
Frankfort Square Park District, AMBAC, 0.000%, 1/1/2022	670,000	520,831
Illinois Finance Authority:
1.300%, 5/8/2017 (9)	995,000	992,194
2.700%, 5/15/2016	375,000	377,411
4.000%, 10/1/2016	345,000	355,008
4.300%, 3/1/2016, Call 3/1/2016 (9)	250,000	253,688
5.000%, 11/15/2023, Call 11/15/2022	215,000	249,286
5.000%, 8/15/2024	250,000	280,435
5.250%, 11/15/2022, Call 11/15/2017	1,450,000	1,577,759
5.250%, 2/15/2030, Call 2/15/2020	250,000	280,460
5.750%, 11/1/2039, Call 11/1/2019	5,000,000	5,760,050
6.000%, 10/1/2024, Call 10/1/2021	1,010,000	1,137,714
6.000%, 8/15/2041, Call 8/15/2021	2,665,000	3,119,809
6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,546,300
Illinois Finance Authority, AGC:
5.250%, 8/15/2019	250,000	287,380
5.250%, 8/15/2033, Call 8/15/2018	880,000	956,771
Illinois Finance Authority, AGM:
0.000%, 1/1/2020	450,000	422,905
0.000%, 1/1/2020	500,000	458,345
0.000%, 1/1/2021	255,000	222,212
5.150%, 1/1/2019	420,000	472,487
Illinois Finance Authority, AMBAC, 6.000%, 2/1/2022, Call 2/1/2018	335,000	370,560
Illinois Housing Development Authority, 4.950%, 8/1/2021, Call 2/1/2016 (15)	1,820,000	1,838,218
Illinois Housing Development Authority, GNMA/FNMA COLL, 2.450%, 6/1/2043, Call 1/1/2023	883,196	871,609
Illinois Municipal Electric Agency, MBIA, 5.250%, 2/1/2019, Call 2/1/2017	1,000,000	1,065,680
Illinois Municipal Electric Agency, NATL-RE FGIC, 5.250%, 2/1/2024, Call 2/1/2017	1,830,000	1,950,194

Illinois State Toll Highway Authority:
5.000%, 1/1/2028, Call 1/1/2023	1,000,000	1,132,050
5.000%, 1/1/2029, Call 1/1/2023	1,000,000	1,123,650
5.500%, 1/1/2033, Call 1/1/2018	490,000	533,483
Kane & DeKalb Counties Community Unit School District No. 302 Kaneland, NATL-RE FGIC, 0.000%, 2/1/2023	5,450,000	4,310,568
Kane Cook & DuPage Counties School District No. U-46 Elgin, AMBAC:
0.000%, 1/1/2023	350,000	297,504
0.000%, 1/1/2023	650,000	516,204
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, 5.250%, 1/1/2033, Call 1/1/2023	900,000	1,001,592
Knox & Warren Counties Community Unit School District No. 205 Galesburg, 6.125%, 1/1/2036, Call 1/1/2021	1,435,000	1,690,559
La Salle & Grundy Counties Township High School District No. 160 Seneca, 4.000%, 2/1/2017	325,000	339,609
Lake County School District No. 33, XLCA:
0.000%, 12/1/2026	525,000	311,042
0.000%, 12/1/2028	335,000	178,505
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2019	200,000	182,822
Lake County School District No. 56 Gurnee, 5.000%, 1/1/2024	440,000	515,724
Madison County Community Unit School District No. 7 Edwardsville, AGM, 5.000%, 12/1/2016	225,000	236,070
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, AGM-CR FGIC, 0.000%, 1/1/2024	500,000	372,080
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL, 0.000%, 1/1/2021	1,900,000	1,601,814
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL-RE:
0.000%, 1/1/2017	20,000	19,823
0.000%, 1/1/2017	190,000	185,045
McHenry County Community High School District No. 154 Marengo, NATL-RE FGIC, 0.000%, 1/1/2018	325,000	313,817
McHenry County Community Unit School District No. 12 Johnsburg, AGM:
4.000%, 1/1/2019	265,000	282,241
5.000%, 1/1/2020	550,000	610,346
5.000%, 1/1/2021	810,000	900,145
5.000%, 1/1/2022	895,000	996,341
Metropolitan Pier & Exposition Authority, NATL-RE:
0.000%, 6/15/2023 (16)	3,530,000	3,850,983
0.000%, 12/15/2023	855,000	619,884
0.000%, 6/15/2024	1,000,000	703,770
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2020	440,000	382,488
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	2,215,000	2,396,962
Peoria Public Building Commission, AGC, 0.000%, 12/1/2019, Call 12/1/2018	1,000,000	915,280
Railsplitter Tobacco Settlement Authority, 5.250%, 6/1/2021	1,120,000	1,291,584
South Suburban College Community School District No. 510, AGC, 0.000%, 12/1/2025	1,000,000	662,480
Southern Illinois University, BAM, 5.000%, 4/1/2026, Call 4/1/2025	1,175,000	1,348,254
Southern Illinois University, NATL-RE, 0.000%, 4/1/2017	500,000	484,240
Southwestern Illinois Development Authority, AGC, 5.750%, 2/1/2029, Call 2/1/2019	1,025,000	1,163,816
St. Clair County Community Unit School District No. 187 Cahokia, AGM, 5.000%, 1/1/2020	630,000	671,788
St. Louis Regional Airport Authority, 6.000%, 12/1/2024, Call 12/1/2018 (15)	745,000	852,034
State of Illinois:
5.000%, 1/1/2016	500,000	506,955
5.000%, 3/1/2020	500,000	538,915
5.000%, 4/1/2024, Call 4/1/2023	500,000	530,715
5.000%, 6/1/2024, Call 12/1/2016	360,000	372,611
5.000%, 1/1/2025, Call 1/1/2016	275,000	277,461
5.250%, 6/15/2034, Call 6/15/2019	3,715,000	4,122,610
6.500%, 6/15/2022	395,000	462,205
State of Illinois, AGM, 5.000%, 4/1/2028, Call 4/1/2023	3,205,000	3,348,680
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	425,000	410,847
Tazewell County School District No. 51 Washington Central, NATL-RE FGIC, 9.000%, 12/1/2025	165,000	246,177
Town of Cicero:
5.000%, 1/1/2020	1,000,000	1,115,390
5.000%, 1/1/2021	1,000,000	1,126,610
Village of Bolingbrook, AGM, 5.000%, 1/1/2025, Call 1/1/2020	1,425,000	1,599,463
Village of Elwood, RADIAN:
0.000%, 3/1/2024, Call 3/1/2016	250,000	160,078
0.000%, 3/1/2026, Call 3/1/2016	1,280,000	730,381

Village of Franklin Park, BAM:
4.000%, 10/1/2018	425,000	455,906
4.000%, 10/1/2019	420,000	454,104
4.000%, 10/1/2020	615,000	669,753
5.000%, 10/1/2022, Call 10/1/2021	730,000	840,296
5.000%, 10/1/2023, Call 10/1/2021	685,000	784,736
5.000%, 10/1/2024, Call 10/1/2021	425,000	486,361
5.000%, 10/1/2025, Call 10/1/2021	920,000	1,051,707
Village of Justice, AMBAC, 0.000%, 1/1/2021	635,000	520,148
Village of Maywood, 4.000%, 1/1/2017	1,635,000	1,666,359
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2015	155,000	153,872
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2016	505,000	491,653
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC:
0.000%, 1/1/2017	750,000	724,335
0.000%, 1/1/2019	695,000	624,708
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC:
0.000%, 11/1/2020	2,000,000	1,773,720
0.000%, 11/1/2021	300,000	253,074
0.000%, 11/1/2022	250,000	200,713
Will County Community Unit School District No. 209-U Wilmington, NATL-RE, 5.750%, 1/1/2023, Call 1/1/2016	1,025,000	1,042,804
Will County School District No. 114 Manhattan, NATL, 0.000%, 12/1/2017	375,000	357,506
Will County School District No. 114, NATL-RE FGIC:
0.000%, 12/1/2020	1,180,000	1,006,788
0.000%, 12/1/2023	1,600,000	1,157,088
Will County Township High School District No. 204 Joliet, 6.250%, 1/1/2031, Call 1/1/2021	500,000	604,055
Will County Unit School District No. 200-U Beecher, AMBAC, 5.000%, 11/1/2018, Call 11/1/2015	545,000	549,077
Will, Grundy, Etc. Counties Community College District No. 525:
5.250%, 6/1/2036, Call 12/1/2023	3,400,000	3,817,554
5.750%, 6/1/2028, Call 6/1/2018	170,000	190,278
Williamson County Community Unit School District No. 5 Carterville, AGC:
0.000%, 1/1/2029, Call 1/1/2019	300,000	154,302
0.000%, 1/1/2033, Call 1/1/2019	1,000,000	383,500
0.000%, 1/1/2034, Call 1/1/2019	1,000,000	354,830
Winnebago & Boone Counties School District No. 205 Rockford:
0.000%, 2/1/2020	500,000	448,490
4.000%, 2/1/2027, Call 2/1/2023	4,680,000	4,853,160

		158,614,925
Indiana — 3.3%
Anderson School Building Corp., AMBAC, 5.000%, 7/15/2026, Call 1/15/2016	680,000	691,519
Barclays Capital Municipal Trust Receipts, 0.200%, 4/1/2030 (6) (7) (9)	7,770,000	7,770,000
Carmel Redevelopment Authority, 5.000%, 7/1/2023, Call 7/1/2020	350,000	400,687
City of Greenwood:
4.000%, 10/1/2017	225,000	234,880
4.250%, 10/1/2020, Call 10/1/2018	820,000	893,062
4.625%, 10/1/2024, Call 10/1/2018	520,000	571,672
City of Rockport:
1.750%, 6/1/2018 (9)	1,500,000	1,506,405
1.750%, 6/1/2018 (9)	700,000	702,954
City of Whiting, 1.850%, 10/1/2019 (9)	1,150,000	1,147,297
Concord Community Schools Building Corp., AGM, 5.000%, 7/15/2025, Call 7/15/2018	1,000,000	1,107,350
County of Knox, 4.000%, 4/1/2018	250,000	261,728
County of Lake:
2.000%, 1/15/2017	560,000	570,114
2.000%, 7/15/2017	285,000	291,216
Crown Point Multi School Building Corp., AGM SAW, 5.000%, 1/15/2022, Call 7/15/2017	1,000,000	1,074,940
Damon Run Conservancy District:
4.500%, 1/1/2018	215,000	228,730
4.500%, 7/1/2018	220,000	236,995
East Chicago Multi School Building Corp., SAW, 6.000%, 7/15/2016	670,000	701,704
Fishers Redevelopment District:
5.125%, 7/15/2026, Call 1/15/2020	1,875,000	2,158,631
5.250%, 7/15/2023, Call 1/15/2020	1,605,000	1,864,352
Frankfort High School Elementary School Building Corp., 5.000%, 7/15/2025	115,000	137,333
Franklin Township-Marion County Multiple School Building Corp., SAW:
5.000%, 7/10/2021	580,000	675,990
5.000%, 7/15/2029, Call 1/15/2023	2,565,000	2,910,788

Gary Chicago International Airport Authority:
5.000%, 2/1/2016 (15)	240,000	243,415
5.000%, 2/1/2017 (15)	210,000	219,169
5.000%, 2/1/2018 (15)	885,000	940,720
Greencastle School Building Corp., SAW, 3.000%, 1/15/2016	625,000	630,831
Indiana Bond Bank, 0.680%, 10/15/2022 (9)	1,650,000	1,592,481
Indiana Finance Authority:
3.000%, 7/1/2019	250,000	257,578
5.000%, 8/15/2020	700,000	786,674
5.000%, 10/1/2022	300,000	338,406
5.000%, 10/1/2023	400,000	451,796
5.000%, 10/1/2024, Call 10/1/2023	275,000	307,698
5.000%, 5/1/2029, Call 5/1/2022	4,070,000	4,542,405
5.250%, 10/1/2024, Call 10/1/2021	710,000	834,321
5.250%, 10/1/2031, Call 10/1/2021	2,190,000	2,538,298
5.500%, 5/1/2024, Call 5/1/2019	1,000,000	1,135,830
Indiana Finance Authority, AMBAC, 4.550%, 12/1/2024, Call 12/1/2016	1,750,000	1,789,287
Indiana Health & Educational Facilities Financing Authority, AGM, 5.250%, 11/1/2023, Call 5/1/2018	500,000	550,100
Indiana Health Facility Financing Authority, AMBAC, 0.175%, 5/1/2031, Call 9/7/2015 (9) (13)	600,000	504,615
Indiana Housing & Community Development Authority, GNMA/FNMA, 4.000%, 12/1/2027, Call 6/1/2021	1,005,000	1,046,577
Indiana Municipal Power Agency, 5.250%, 1/1/2024, Call 1/1/2019	500,000	558,215
Indiana Municipal Power Agency, NATL-RE, 5.000%, 1/1/2037, Call 1/1/2017	1,850,000	1,927,533
Indianapolis Local Public Improvement Bond Bank:
5.000%, 1/1/2021	175,000	199,502
5.000%, 1/1/2022, Call 1/1/2021	200,000	227,140
5.750%, 1/1/2038, Call 1/1/2019	1,790,000	2,031,006
Indianapolis Local Public Improvement Bond Bank, NATL-RE, 5.250%, 7/1/2022	500,000	587,855
Lafayette Redevelopment Authority, 3.000%, 2/1/2018	95,000	99,121
Marion High School Building Corp.:
4.000%, 7/15/2019	455,000	494,530
4.000%, 7/15/2020, Call 1/15/2020	935,000	1,018,121
4.000%, 7/15/2021, Call 1/15/2020	375,000	409,159
Michigan City School Building Corp., NATL-RE SAW, 5.000%, 1/15/2025, Call 7/15/2017	2,000,000	2,148,720
North Central Campus School Building Corp., AGM, 5.250%, 7/15/2022, Call 7/15/2018	1,000,000	1,110,780
Portage Redevelopment District:
5.000%, 1/15/2023	280,000	321,944
5.000%, 1/15/2024	215,000	247,977
Porter County Jail Building Corp., AGM, 5.500%, 7/10/2021	200,000	222,882
Rush County Elementary School Building Corp., SAW, 5.250%, 7/15/2021, Call 1/15/2019	565,000	636,478
South Bend Community School Corp., NATL-RE SAW, 4.125%, 7/15/2019, Call 7/15/2017	450,000	475,852
Steuben Lakes Regional Waste District, 5.000%, 9/1/2024, Call 9/1/2023	1,225,000	1,437,917

		59,003,280
Iowa — 0.4%
City of Randall, 1.250%, 8/1/2016, Call 2/1/2016	5,500,000	5,503,575
Iowa Finance Authority, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038, Call 1/1/2019	390,000	400,725
Johnston Community School District, AGM, 5.000%, 7/1/2027, Call 7/1/2022	1,455,000	1,644,907

		7,549,207
Kansas — 0.2%
City of Salina, 5.000%, 10/1/2018, Call 4/1/2016	350,000	358,950
County of Sedgwick/County of Shawnee, GNMA/FNMA/FHLMC, 5.875%, 6/1/2039, Call 6/1/2017 (15)	50,000	53,814
Kansas Development Finance Authority:
4.000%, 11/15/2015	75,000	75,589
5.000%, 11/15/2020, Call 11/15/2019	800,000	924,848
5.000%, 3/1/2031, Call 3/1/2020	1,000,000	1,103,420
Kansas Development Finance Authority, FSA, 5.250%, 11/1/2028, Call 11/1/2018	475,000	533,857
Wyandotte County-Kansas City, 5.000%, 9/1/2032, Call 9/1/2022	1,000,000	1,113,990

		4,164,468
Kentucky — 0.7%
City of Winchester, BAM, 3.000%, 7/1/2017	105,000	109,377
Deutsche Bank Spears/Lifers Trust, NATL-RE, 0.280%, 9/1/2042, Call 9/1/2017 (6) (7) (9)	9,150,000	9,150,000
Kentucky Economic Development Finance Authority, 5.000%, 6/1/2016	855,000	881,984
Kentucky State Property & Building Commission, AGC, 0.220%, 2/1/2027, Call 2/1/2019 (6) (7) (9)	2,000,000	2,000,000

Kentucky State Property & Building Commission, NATL, 5.000%, 3/1/2022, Call 3/1/2017	35,000	37,163
Paducah Electric Plant Board, AGC, 5.000%, 10/1/2023, Call 4/1/2019	100,000	109,581
Pulaski County Public Properties Corp., 5.500%, 12/1/2024, Call 12/1/2018	260,000	296,897

		12,585,002
Louisiana — 2.7%
City of Bossier, 5.000%, 10/1/2031, Call 10/1/2024	1,160,000	1,318,444
City of New Orleans:
5.000%, 6/1/2021	800,000	919,296
5.000%, 12/1/2021	500,000	576,520
5.000%, 6/1/2022	450,000	518,202
5.000%, 12/1/2022	725,000	836,084
5.000%, 6/1/2023	500,000	581,000
5.000%, 12/1/2024	765,000	887,691
City of Shreveport, BAM, 4.000%, 12/1/2025, Call 12/1/2024	2,210,000	2,372,413
Deutsche Bank Spears/Lifers Trust, 0.230%, 10/1/2040, Call 10/1/2020 (6) (7) (9)	11,560,000	11,560,000
Lafayette Public Trust Financing Authority, AGM:
4.000%, 10/1/2020	690,000	743,841
4.000%, 10/1/2021	675,000	724,653
Louisiana Housing Corp., GNMA/FNMA/FHLMC:
4.750%, 6/1/2027, Call 6/1/2020	995,000	1,058,511
5.200%, 6/1/2039, Call 6/1/2017 (15)	65,000	65,393
6.550%, 6/1/2040, Call 6/1/2018	20,000	20,721
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 4.100%, 10/1/2038, Call 10/1/2024	550,000	560,434
Louisiana Stadium & Exposition District, 5.000%, 7/1/2023	800,000	950,752
Louisiana State Citizens Property Insurance Corp.:
3.000%, 6/1/2016	545,000	555,148
5.000%, 6/1/2020	650,000	742,892
Parish of St. Bernard:
4.000%, 3/1/2020	3,470,000	3,770,016
4.000%, 3/1/2021	3,585,000	3,895,927
Parish of St. James, 0.210%, 11/1/2040, Call 9/1/2015 (9)	7,000,000	7,000,000
Port New Orleans Board of Commissioners, 5.000%, 4/1/2032, Call 4/1/2023 (15)	725,000	772,458
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2021	300,000	220,962
State of Louisiana, 0.602%, 5/1/2018, Call 11/1/2017 (9)	7,000,000	7,031,500
Terrebonne Parish Consolidated Government, 5.875%, 3/1/2024, Call 3/1/2019	495,000	575,997

		48,258,855
Maine — 0.5%
City of Portland, 5.000%, 7/1/2022	300,000	335,997
Maine State Housing Authority, 3.850%, 11/15/2029, Call 11/15/2021	7,500,000	7,573,950
Maine Turnpike Authority, 5.000%, 7/1/2029, Call 7/1/2022	1,500,000	1,722,825

		9,632,772
Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority:
3.000%, 7/1/2016	450,000	456,908
5.750%, 7/1/2034, Call 7/1/2021	775,000	904,371
Montgomery County Housing Opportunites Commission:
5.000%, 7/1/2031, Call 7/1/2020	655,000	702,022
5.000%, 1/1/2043, Call 7/1/2022	405,000	432,086
5.125%, 7/1/2037, Call 7/1/2020	3,110,000	3,334,698

		5,830,085
Massachusetts — 1.2%
Commonwealth of Massachusetts, NATL-RE FGIC:
0.150%, 12/1/2030, Call 9/7/2015 (9) (13)	1,450,000	1,346,416
0.150%, 12/1/2030, Call 9/3/2015 (9) (13)	7,375,000	6,848,159
Massachusetts Development Finance Agency:
5.000%, 1/1/2023, Call 1/1/2017	650,000	688,032
5.000%, 7/1/2025, Call 7/1/2021	1,425,000	1,668,433
5.000%, 7/1/2027, Call 7/1/2025	125,000	146,953
Massachusetts Educational Financing Authority:
4.000%, 1/1/2016	360,000	363,928
5.000%, 1/1/2017	330,000	343,586
5.000%, 7/1/2025, Call 7/1/2022 (15)	660,000	717,545
5.250%, 1/1/2019	520,000	560,966
5.250%, 1/1/2019 (15)	1,355,000	1,482,506

Massachusetts Health & Educational Facilities Authority:
5.000%, 7/1/2024, Call 7/1/2019	3,105,000	3,521,380
5.750%, 7/1/2036, Call 7/1/2019	805,000	907,436
Massachusetts Housing Finance Agency, 3.700%, 12/1/2027, Call 6/1/2022 (15)	2,385,000	2,404,080
Massachusetts School Building Authority, 5.000%, 8/15/2030, Call 8/15/2022	815,000	952,735

		21,952,155
Michigan — 5.0%
Alma Public Schools, Q-SBLF, 5.000%, 5/1/2021	890,000	1,032,213
Bay City School District, Q-SBLF:
5.000%, 11/1/2027, Call 5/1/2024	645,000	738,493
5.000%, 11/1/2028, Call 5/1/2024	1,305,000	1,483,524
Berrien Springs Public Schools, NATL-RE, 4.250%, 5/1/2016, Call 10/2/2015	560,000	561,680
Caledonia Community Schools, Q-SBLF:
5.000%, 5/1/2025	600,000	721,170
5.000%, 5/1/2026	500,000	602,815
Carman-Ainsworth Community School District, BAM:
5.000%, 5/1/2018	950,000	1,037,704
5.000%, 5/1/2020	375,000	424,819
Charter Township of Northville:
2.000%, 4/1/2016	370,000	373,885
4.000%, 4/1/2021	400,000	435,180
4.000%, 4/1/2022	240,000	260,342
Chippewa Valley Schools, Q-SBLF, 5.000%, 5/1/2031, Call 5/1/2023	765,000	857,320
City of Battle Creek, BAM, 5.000%, 6/1/2033, Call 6/1/2018	1,000,000	1,097,430
City of Detroit Sewage Disposal System Revenue, AGC NATL-RE, 5.250%, 7/1/2023, Call 7/1/2017	95,000	100,477
City of Detroit Sewage Disposal System Revenue, NATL, 0.000%, 7/1/2020	110,000	89,007
City of Detroit Sewage Disposal System Revenue, NATL-RE, 0.180%, 7/1/2032, Call 9/24/2015 (9) (13)	15,000	12,540
City of Detroit Water Supply System Revenue, AGM:
5.000%, 7/1/2018, Call 7/1/2016	250,000	257,860
5.000%, 7/1/2019, Call 7/1/2016	50,000	51,547
5.000%, 7/1/2020, Call 7/1/2016	720,000	741,550
5.000%, 7/1/2020, Call 7/1/2016	50,000	51,497
5.000%, 7/1/2023, Call 7/1/2016	200,000	205,398
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.500%, 7/1/2035, Call 7/1/2018	1,035,000	1,118,928
City of Detroit Water Supply System Revenue, NATL-RE:
5.000%, 7/1/2016 (9)	725,000	748,961
5.000%, 7/1/2021, Call 10/2/2015	1,530,000	1,534,820
5.000%, 7/1/2027, Call 7/1/2016	5,000,000	5,112,000
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2021	905,000	945,779
Comstock Park Public Schools, Q-SBLF, 5.000%, 5/1/2028, Call 5/1/2021	400,000	452,468
Detroit City School District, AGM Q-SBLF, 5.250%, 5/1/2026	300,000	350,442
Dundee Community Schools, Q-SBLF:
5.000%, 5/1/2022	1,200,000	1,402,236
5.000%, 5/1/2025	1,000,000	1,191,590
Fitzgerald Public School District, BAM, 4.000%, 5/1/2019	2,065,000	2,242,817
Forest Hills Public Schools:
5.000%, 5/1/2019	1,375,000	1,557,875
5.000%, 5/1/2020	1,600,000	1,845,696
5.000%, 5/1/2021	1,600,000	1,860,320
Fraser Public School District, Q-SBLF:
5.000%, 5/1/2021	1,000,000	1,156,890
5.000%, 5/1/2022	1,000,000	1,168,530
5.000%, 5/1/2025	1,700,000	2,025,703
Grosse Ile Township School District, Q-SBLF:
5.000%, 5/1/2021	535,000	618,936
5.000%, 5/1/2026, Call 5/1/2025	200,000	235,898
5.000%, 5/1/2027, Call 5/1/2025	230,000	269,376
5.000%, 5/1/2030, Call 5/1/2025	1,100,000	1,255,529
5.000%, 5/1/2032, Call 5/1/2025	1,025,000	1,162,658
Hartland Consolidated Schools, AGM Q-SBLF:
5.250%, 5/1/2026, Call 5/1/2021	1,625,000	1,860,397
5.250%, 5/1/2027, Call 5/1/2021	600,000	684,534
5.250%, 5/1/2028, Call 5/1/2021	1,575,000	1,790,680

Howell Public Schools, Q-SBLF, 4.250%, 5/1/2024, Call 5/1/2022	1,000,000	1,101,580
Jackson County Hospital Finance Authority, AGC, 4.500%, 6/1/2026, Call 6/1/2020 (9)	415,000	448,619
Jenison Public Schools:
5.000%, 5/1/2021	500,000	578,445
5.000%, 5/1/2022, Call 5/1/2021	560,000	644,946
Kent Hospital Finance Authority, 5.000%, 11/15/2029, Call 11/15/2021	1,000,000	1,139,640
Laingsburg Community School District, Q-SBLF:
3.000%, 5/1/2017	540,000	558,014
3.000%, 5/1/2018	510,000	533,419
Lansing Board of Water & Light, 5.000%, 7/1/2037, Call 7/1/2021	1,000,000	1,114,660
Lansing School District, Q-SBLF:
5.000%, 5/1/2019	1,000,000	1,125,730
5.000%, 5/1/2020	1,825,000	2,095,501
Livonia Public Schools School District, BAM, 5.000%, 5/1/2021	1,600,000	1,846,400
Marshall Public Schools, Q-SBLF:
4.000%, 11/1/2027, Call 5/1/2025	260,000	279,622
4.000%, 11/1/2028, Call 5/1/2025	1,380,000	1,467,533
4.000%, 11/1/2029, Call 5/1/2025	940,000	998,017
Mattawan Consolidated School District, Q-SBLF:
4.000%, 5/1/2021	600,000	662,220
5.000%, 5/1/2019	1,215,000	1,369,621
5.000%, 5/1/2020	1,205,000	1,384,196
Michigan Finance Authority:
3.000%, 11/1/2015	150,000	150,681
5.000%, 6/1/2016	1,450,000	1,486,743
5.000%, 11/1/2020	2,000,000	2,307,640
Michigan Finance Authority, AGM:
5.000%, 7/1/2029, Call 7/1/2024	1,500,000	1,669,530
5.000%, 7/1/2030, Call 7/1/2024	1,500,000	1,659,930
Michigan State Building Authority, NATL-RE FGIC:
0.000%, 10/15/2021, Call 10/15/2016	1,500,000	1,158,600
0.000%, 10/15/2023, Call 10/15/2016	1,600,000	1,114,560
Michigan State Hospital Finance Authority, 5.000%, 12/1/2028, Call 6/1/2022	3,500,000	3,963,190
Michigan State Housing Development Authority, 5.625%, 10/1/2031, Call 10/1/2020	850,000	919,165
Mount Clemens Community School District, Q-SBLF, 4.000%, 5/1/2017	1,000,000	1,049,460
North Branch Area Schools, Q-SBLF:
4.000%, 5/1/2016	585,000	597,747
5.000%, 5/1/2024	200,000	234,970
Plymouth-Canton Community School District, Q-SBLF:
4.000%, 5/1/2019	1,000,000	1,091,710
5.000%, 5/1/2021	450,000	522,689
Redford Union School District No. 1, AMBAC Q-SBLF, 5.000%, 5/1/2022	250,000	284,255
River Rouge School District, Q-SBLF:
5.000%, 5/1/2020	1,700,000	1,932,339
5.000%, 5/1/2021	1,155,000	1,316,319
State of Michigan, FSA, 5.250%, 9/15/2021, Call 9/15/2017	2,100,000	2,280,075
Taylor Tax Increment Finance Authority, AGM:
3.000%, 5/1/2017	875,000	906,990
3.000%, 5/1/2018	855,000	880,633
3.000%, 5/1/2019	340,000	350,965
3.250%, 5/1/2020	90,000	93,716
Wayland Union School District, AGM Q-SBLF:
5.000%, 5/1/2024, Call 5/1/2018	500,000	549,745
5.250%, 5/1/2019, Call 5/1/2018	400,000	442,852
Wayne State University, AGM, 5.000%, 11/15/2025, Call 11/15/2018	515,000	578,839
Western Township Utilities Authority, 4.000%, 1/1/2021	1,200,000	1,313,064

		89,934,084
Minnesota — 0.7%
City of Howard Lake, 2.000%, 2/1/2017	105,000	106,571
City of Minneapolis, AGC, 6.500%, 11/15/2038, Call 11/15/2018	1,070,000	1,200,433
City of Minneapolis/St Paul Housing & Redevelopment Authority, 4.000%, 8/15/2019	445,000	485,539
City of Minneapolis/St Paul Housing & Redevelopment Authority, AGM, 5.000%, 8/15/2025, Call 8/15/2020 (9)	215,000	244,492
City of Minneapolis/St Paul Housing & Redevelopment Authority, NATL-RE, 0.210%, 8/1/2027, Call 9/7/2015 (9) (13)	375,000	344,185
City of Norwood Young America, 1.500%, 8/1/2016, Call 2/1/2016	1,715,000	1,715,343
City of Winona, 3.750%, 7/1/2021	170,000	177,599

Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL:
3.450%, 6/1/2020	100,000	105,693
3.650%, 6/1/2021, Call 12/1/2020	65,000	64,747
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.250%, 8/15/2025, Call 8/15/2020	275,000	318,043
Minnesota Agricultural & Economic Development Board, AGC, 5.000%, 2/15/2017	1,400,000	1,483,958
Minnesota Higher Education Facilities Authority:
4.000%, 10/1/2016	250,000	255,248
4.000%, 10/1/2016	440,000	449,808
5.000%, 10/1/2019	400,000	446,596
Minnesota Housing Finance Agency:
3.900%, 7/1/2030, Call 1/1/2022	740,000	762,792
4.000%, 7/1/2040, Call 1/1/2022	975,000	1,003,645
5.000%, 7/1/2038, Call 7/1/2018	5,000	5,054
5.500%, 7/1/2048, Call 1/1/2017 (15)	190,000	195,586
Minnesota Housing Finance Agency, GNMA, 2.600%, 9/1/2042, Call 7/1/2022	1,288,086	1,277,794
Minnesota Housing Finance Agency, GNMA/FNMA COLL:
2.250%, 12/1/2042, Call 1/1/2022	793,914	782,505
5.000%, 1/1/2031, Call 7/1/2021	825,000	870,771
Northfield Hospital & Skilled Nursing, 5.500%, 11/1/2015	900,000	905,031

		13,201,433
Mississippi — 0.8%
Mississippi Business Finance Corp., 0.960%, 12/1/2036, Call 9/1/2015 (9)	8,500,000	8,500,000
Mississippi Development Bank:
3.125%, 10/1/2023	200,000	204,246
5.000%, 10/1/2023	2,750,000	3,101,395
5.000%, 1/1/2027, Call 1/1/2022	1,200,000	1,361,004
Mississippi Home Corp., GNMA/FNMA/FHLMC, 6.750%, 6/1/2039, Call 6/1/2018	330,000	338,253
Mississippi Hospital Equipment & Facilities Authority, 0.750%, 1/7/2016, Call 1/7/2016 (9)	1,000,000	1,000,340
Mississippi State University Educational Building Corp.:
5.000%, 11/1/2021	225,000	264,510
5.000%, 11/1/2022	135,000	160,307

		14,930,055
Missouri — 1.8%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, 5.000%, 10/1/2033, Call 10/1/2022	4,000,000	4,503,920
Chesterfield Valley Transportation Development District:
3.250%, 5/15/2028, Call 5/15/2023	1,000,000	977,520
4.000%, 5/15/2019	475,000	511,528
5.000%, 5/15/2020	125,000	141,199
5.000%, 5/15/2021	490,000	556,914
City of Kansas City:
5.000%, 9/1/2021, Call 9/1/2019	500,000	566,980
5.000%, 9/1/2023, Call 9/1/2019	300,000	339,939
5.000%, 9/1/2032, Call 9/1/2019	1,000,000	1,115,840
City of St. Louis, AGM, 5.000%, 7/1/2020, Call 7/1/2017	1,885,000	2,019,778
Health & Educational Facilities Authority of the State of Missouri, 5.000%, 2/1/2024, Call 2/1/2021	1,050,000	1,147,556
Independence School District, SAW, 5.250%, 3/1/2030, Call 3/1/2021	2,000,000	2,330,960
Joplin Industrial Development Authority:
3.125%, 2/15/2016	885,000	894,257
5.000%, 2/15/2020	330,000	369,557
Missouri Housing Development Commission, 5.000%, 11/1/2027, Call 11/1/2019	520,000	545,048
Missouri Housing Development Commission, GNMA/FNMA/COLL, 5.000%, 9/1/2039, Call 3/1/2019	100,000	102,356
Missouri Housing Development Commission, GNMA/FNMA/FHLMC:
3.800%, 5/1/2025, Call 5/1/2021	875,000	913,028
4.000%, 5/1/2027, Call 5/1/2021	860,000	902,845
Missouri State Environmental Improvement & Energy Resources Authority, 5.750%, 1/1/2029, Call 1/1/2019	750,000	858,600
Missouri State Health & Educational Facilities Authority:
3.500%, 2/15/2017	1,430,000	1,472,528
3.750%, 2/15/2018	950,000	992,332
5.250%, 10/1/2031, Call 10/1/2021	1,000,000	1,119,420
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	2,900,000	2,912,499
St. Louis Regional Convention & Sports Complex Authority, 5.000%, 8/15/2020	3,050,000	3,518,022

Stone County Reorganized School District No. 4 Reeds Spring, SAW:
5.000%, 3/1/2030, Call 3/1/2020	1,000,000	1,137,560
5.000%, 3/1/2031, Call 3/1/2020	750,000	849,360
5.000%, 3/1/2032, Call 3/1/2020	1,000,000	1,132,480

		31,932,026
Nebraska — 0.6%
Central Plains Energy Project, 5.000%, 12/1/2019, Call 12/1/2019 (9)	4,000,000	4,538,240
Lancaster County Hospital Authority No. 1, 5.500%, 1/1/2030, Call 1/1/2020	1,000,000	1,132,390
Nebraska Public Power District:
5.000%, 1/1/2025, Call 1/1/2018	750,000	816,848
5.000%, 1/1/2026, Call 1/1/2018	750,000	813,773
5.000%, 1/1/2032, Call 1/1/2022	1,000,000	1,116,890
Omaha-Douglas Public Building Commission:
5.000%, 5/1/2026, Call 5/1/2022	825,000	974,102
5.000%, 5/1/2027, Call 5/1/2022	585,000	689,931
5.000%, 5/1/2028, Call 5/1/2022	550,000	644,919
5.000%, 5/1/2029, Call 5/1/2022	660,000	769,454

		11,496,547
Nevada — 1.7%
City of Reno, 5.250%, 6/1/2032, Call 6/1/2017	105,000	113,287
Clark County School District, AMBAC, 5.000%, 6/15/2019, Call 6/15/2017	1,600,000	1,716,656
County of Clark, 5.000%, 7/1/2028, Call 7/1/2019	2,180,000	2,451,497
County of Clark Department of Aviation:
5.000%, 7/1/2029, Call 7/1/2024	1,200,000	1,363,932
5.000%, 7/1/2030, Call 7/1/2024	1,000,000	1,130,040
County of Clark, AMBAC, 5.000%, 11/1/2024, Call 11/1/2016	410,000	431,972
County of Washoe:
5.000%, 2/1/2033, Call 2/1/2019	3,920,000	4,289,538
5.500%, 2/1/2028, Call 2/1/2019	1,000,000	1,131,090
Las Vegas Valley Water District:
0.250%, 6/1/2036, Call 9/1/2015 (9)	7,200,000	7,200,000
5.000%, 6/1/2028, Call 6/1/2022	5,115,000	5,903,938
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	2,815,000	2,903,841
Nevada Housing Division, GNMA/FNMA/FHLMC:
4.400%, 4/1/2029, Call 10/1/2021	2,045,000	2,156,964
5.375%, 10/1/2039, Call 4/1/2019	595,000	614,831

		31,407,586
New Hampshire — 0.3%
New Hampshire Health & Education Facilities Authority, 0.220%, 10/1/2030, Call 9/1/2015 (9)	2,915,000	2,915,000
New Hampshire Housing Finance Authority:
4.500%, 1/1/2029, Call 7/1/2020	740,000	743,441
4.800%, 7/1/2028, Call 1/1/2022	1,640,000	1,775,185
6.000%, 7/1/2038, Call 1/1/2018 (15)	335,000	343,831

		5,777,457
New Jersey — 3.6%
Casino Reinvestment Development Authority, 5.000%, 11/1/2022	4,775,000	5,180,923
City of Passaic, 4.000%, 5/1/2017	280,000	294,896
New Jersey Economic Development Authority:
0.320%, 11/1/2031, Call 9/1/2015 (9)	790,000	790,000
1.720%, 2/1/2016, Call 9/22/2015 (9)	3,000,000	3,000,180
5.000%, 6/15/2019	3,000,000	3,227,430
5.000%, 6/15/2020	1,500,000	1,620,180
New Jersey Higher Education Student Assistance Authority:
3.250%, 12/1/2027, Call 12/1/2022 (15)	1,875,000	1,864,012
4.875%, 12/1/2024, Call 12/1/2019	8,395,000	8,996,754
New Jersey Housing & Mortgage Finance Agency, 4.250%, 10/1/2032, Call 10/1/2021	690,000	707,671
New Jersey State Turnpike Authority:
5.000%, 1/1/2032, Call 7/1/2022	3,440,000	3,850,495
5.000%, 1/1/2035, Call 1/1/2022	1,685,000	1,848,310
New Jersey State Turnpike Authority, NATL-RE:
0.126%, 1/1/2030 (9) (13)	350,000	317,713
0.149%, 1/1/2030, Call 9/3/2015 (9) (13)	475,000	431,181
0.207%, 1/1/2030, Call 9/4/2015 (9) (13)	1,900,000	1,724,725
0.207%, 1/1/2030, Call 9/4/2015 (9) (13)	500,000	453,875

New Jersey Transportation Trust Fund Authority:
1.020%, 12/15/2019, Call 6/15/2019 (9)	5,000,000	4,757,550
5.000%, 6/15/2022	500,000	529,725
5.000%, 6/15/2032, Call 12/15/2024	5,000,000	5,107,650
5.250%, 12/15/2023, Call 12/15/2018	1,355,000	1,458,387
5.250%, 12/15/2023	240,000	257,808
New Jersey Transportation Trust Fund Authority, BAM:
5.000%, 6/15/2028, Call 6/15/2022	5,000,000	5,340,100
5.000%, 6/15/2033, Call 6/15/2022	3,000,000	3,169,200
5.250%, 6/15/2033, Call 6/15/2023	5,635,000	5,879,446
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2024	440,000	304,911
New Jersey Transportation Trust Fund Authority, State Appropriation, 5.000%, 6/15/2017	250,000	263,925
Salem County Pollution Control Financing Authority, 0.140%, 11/1/2033, Call 9/1/2015 (9)	4,150,000	4,150,000

		65,527,047
New Mexico — 1.7%
City of Farmington:
1.875%, 4/1/2020 (9)	3,000,000	2,999,190
1.875%, 4/1/2020 (9)	3,000,000	2,995,410
1.875%, 4/1/2020 (9)	3,750,000	3,744,262
City of Santa Fe, 4.000%, 6/1/2025, Call 6/1/2022	655,000	698,826
New Mexico Finance Authority:
5.000%, 6/1/2026, Call 6/1/2018	2,395,000	2,646,116
5.700%, 6/1/2026, Call 6/1/2018	465,000	522,930
5.800%, 6/1/2027, Call 6/1/2018	825,000	934,807
New Mexico Finance Authority, NATL-RE, 5.250%, 6/15/2023, Call 6/15/2017	1,000,000	1,079,180
New Mexico Mortgage Finance Authority, GNMA, 2.600%, 2/1/2043, Call 1/1/2023	1,190,449	1,193,699
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC:
4.200%, 7/1/2028, Call 1/1/2017 (15)	345,000	348,029
4.500%, 9/1/2024, Call 9/1/2019	230,000	238,331
5.650%, 9/1/2039, Call 3/1/2019	510,000	534,679
6.000%, 9/1/2039, Call 3/1/2019	635,000	655,333
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL:
4.625%, 3/1/2028, Call 9/1/2021	870,000	913,430
5.350%, 3/1/2030, Call 9/1/2020	2,090,000	2,202,128
New Mexico Municipal Energy Acquisition Authority, 0.876%, 8/1/2019, Call 2/1/2019 (9)	10,000,000	10,016,800

		31,723,150
New York — 5.8%
Albany Capital Resource Corp.:
5.000%, 12/1/2023	150,000	173,421
5.000%, 12/1/2024	200,000	232,954
Byron-Bergen Central School District, AGM SAW, 3.000%, 6/15/2018	1,215,000	1,273,308
City of New York, 0.580%, 8/1/2026 (9) (13)	100,000	100,000
City of New York, AGC:
0.570%, 10/1/2021, Call 9/7/2015 (9) (13)	400,000	400,000
0.570%, 10/1/2027, Call 9/4/2015 (9) (13)	850,000	850,000
City of Newburgh:
2.000%, 5/15/2016	565,000	569,362
2.000%, 5/15/2017	575,000	582,032
Deutsche Bank Spears/Lifers Trust, AMBAC, 0.230%, 7/1/2037, Call 7/1/2017 (6) (7) (9)	5,600,000	5,600,000
Long Island Power Authority, 0.782%, 11/1/2018, Call 5/1/2018 (9)	2,500,000	2,503,300
Long Island Power Authority, BHAC, 5.000%, 12/1/2021, Call 12/1/2016	600,000	633,912
Metropolitan Transportation Authority, 0.476%, 11/1/2017, Call 5/1/2017 (9)	2,800,000	2,768,948
Metropolitan Transportation Authority, AGM:
0.387%, 11/1/2022, Call 9/3/2015 (9) (13)	425,000	410,665
0.396%, 11/1/2022, Call 9/2/2015 (9) (13)	225,000	217,402
0.730%, 5/15/2018, Call 11/15/2017 (9)	4,000,000	3,967,000
New York City Industrial Development Agency, ACA, 4.400%, 11/1/2016	675,000	706,563
New York City Transit Auth/Metropolitan Transportation Auth/Triborough Bridge & Tunnel, AMBAC:
0.542%, 1/1/2030, Call 10/2/2015 (9) (13)	350,000	325,328
0.544%, 1/1/2030, Call 9/2/2015 (9) (13)	175,000	163,582
0.546%, 1/1/2030, Call 9/7/2015 (9) (13)	225,000	209,233
New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, AMBAC, 0.545%, 1/1/2030, Call 9/3/2015 (9) (13)	175,000	162,257
New York City Transitional Finance Authority:
0.140%, 11/1/2022 (9)	8,500,000	8,500,000
5.000%, 11/1/2024, Call 11/1/2022	5,715,000	6,849,256

5.000%, 11/1/2024	2,215,000	2,702,322
5.000%, 11/1/2025, Call 5/1/2025	2,475,000	3,007,818
5.000%, 11/1/2026, Call 5/1/2025	1,000,000	1,203,840
5.000%, 11/1/2026, Call 5/1/2025	2,000,000	2,405,780
New York City Transitional Finance Authority, NATL-RE FGIC, 5.000%, 7/15/2024, Call 1/15/2017	435,000	460,456
New York City Water & Sewer System:
0.130%, 6/15/2032, Call 9/15/2015 (9)	2,500,000	2,500,000
5.000%, 6/15/2028, Call 6/15/2024	500,000	586,810
5.000%, 6/15/2029, Call 6/15/2024	600,000	699,078
New York Liberty Development Corp., 5.000%, 10/1/2015	560,000	562,156
New York Mortgage Agency:
4.000%, 10/1/2026, Call 4/1/2021	1,000,000	1,040,030
5.000%, 10/1/2019	500,000	567,690
New York State Dormitory Authority:
5.000%, 12/15/2023, Call 12/15/2022	4,590,000	5,508,505
5.000%, 3/15/2027, Call 3/15/2022	16,555,000	19,175,822
5.000%, 3/15/2028, Call 3/15/2019	625,000	700,000
6.000%, 7/1/2038, Call 7/1/2020	1,000,000	1,144,490
New York State Dormitory Authority, NATL-RE, 0.180%, 7/1/2029, Call 9/7/2015 (9) (13)	3,150,000	2,851,415
New York State Energy Research & Development Authority, AMBAC, 1.000%, 10/1/2028, Call 9/4/2015 (9) (13)	500,000	500,000
New York State Energy Research & Development Authority, NATL-RE, 0.159%, 12/1/2020, Call 9/9/2015 (9) (13)	6,450,000	6,065,470
New York State Thruway Authority, 5.000%, 3/15/2026, Call 9/15/2021	8,490,000	9,983,561
New York State Urban Development Corp., 5.000%, 3/15/2028, Call 3/15/2023	1,000,000	1,167,690
Niagara Tobacco Asset Securitization Corp.:
4.000%, 5/15/2016	395,000	404,140
5.000%, 5/15/2017	300,000	320,649
State of New York, NATL-RE FGIC:
0.225%, 2/15/2022, Call 9/3/2015 (9) (13)	1,420,000	1,366,612
0.225%, 2/13/2032, Call 9/3/2015 (9) (13)	2,505,000	2,265,883
Suffolk County Judicial Facilities Agency, 5.000%, 11/1/2015	1,000,000	1,006,510

		105,395,250
North Carolina — 0.7%
Charlotte-Mecklenburg Hospital Authority, 5.000%, 1/15/2021, Call 1/15/2017	850,000	896,265
County of Catawba:
4.000%, 10/1/2025, Call 10/1/2021	585,000	635,907
5.000%, 10/1/2023, Call 10/1/2021	1,000,000	1,162,170
5.000%, 10/1/2024, Call 10/1/2021	835,000	971,439
County of Cumberland, 5.125%, 12/1/2028, Call 12/1/2019	250,000	286,350
County of Union:
5.000%, 12/1/2026, Call 6/1/2023	1,390,000	1,627,898
5.000%, 12/1/2027, Call 6/1/2023	1,645,000	1,916,491
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	350,000	381,784
North Carolina Housing Finance Agency, 4.250%, 1/1/2028, Call 7/1/2021	705,000	751,389
North Carolina Medical Care Commission:
4.000%, 10/1/2016	595,000	618,080
4.000%, 6/1/2020	470,000	515,237
5.000%, 6/1/2027, Call 6/1/2022	500,000	569,465
Orange County Public Facilities, 5.000%, 10/1/2026, Call 10/1/2022	1,130,000	1,321,784
Raleigh Durham Airport Authority, 5.000%, 5/1/2036, Call 5/1/2020	1,690,000	1,854,454

		13,508,713
North Dakota — 1.8%
Barnes County North Public School District Building Authority:
4.000%, 5/1/2021	635,000	658,425
4.500%, 5/1/2030, Call 5/1/2021	1,515,000	1,559,935
4.500%, 5/1/2033, Call 5/1/2021	1,850,000	1,896,361
City of Bowman, 2.500%, 2/15/2017, Call 8/15/2016	3,000,000	3,000,810
City of Dickinson, 5.000%, 10/1/2025, Call 10/1/2021	2,240,000	2,564,778
City of Grand Forks:
4.000%, 12/1/2019	535,000	572,236
5.000%, 12/1/2032, Call 12/1/2021	1,000,000	1,055,850
City of West Fargo, 3.000%, 5/1/2023, Call 5/1/2017	185,000	186,071

North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	1,290,000	1,301,636
3.750%, 7/1/2034, Call 7/1/2022	420,000	427,337
4.125%, 1/1/2026, Call 1/1/2021	705,000	735,280
North Dakota Public Finance Authority:
4.000%, 6/1/2022	2,345,000	2,603,513
4.000%, 6/1/2023	2,440,000	2,732,653
4.000%, 6/1/2024, Call 6/1/2023	2,190,000	2,439,507
4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,266,061
North Dakota State Housing Finance Agency, 5.250%, 1/1/2029, Call 7/1/2019	1,115,000	1,128,804
Williston Parks & Recreation District:
3.000%, 3/1/2017	805,000	826,727
4.000%, 3/1/2023, Call 3/1/2021	420,000	441,781
4.500%, 3/1/2020	1,455,000	1,580,086
4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,770,506
4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,877,336

		32,625,693
Ohio — 3.4%
Apollo Joint Vocational School District:
5.250%, 12/1/2032, Call 12/1/2021	600,000	688,098
5.250%, 12/1/2033, Call 12/1/2021	500,000	571,870
Brookfield Local School District, AGM, 5.000%, 1/15/2030, Call 1/15/2018	400,000	432,524
City of Cleveland:
5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,623,642
5.000%, 10/1/2024, Call 10/1/2022	460,000	535,790
5.000%, 10/1/2028, Call 10/1/2022	1,075,000	1,228,091
5.000%, 10/1/2029, Call 10/1/2022	1,130,000	1,283,149
5.000%, 10/1/2029, Call 10/1/2022	2,290,000	2,600,364
5.000%, 1/1/2031, Call 1/1/2022	1,270,000	1,382,497
City of Cleveland, AGM:
5.000%, 1/1/2030, Call 1/1/2022	3,900,000	4,306,146
5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,099,320
City of Middleburg Heights, 5.125%, 8/1/2031, Call 8/1/2021	1,000,000	1,109,720
Cleveland Department of Public Utilities Division of Water:
4.000%, 1/1/2028, Call 1/1/2024	500,000	532,790
4.000%, 1/1/2029, Call 1/1/2024	1,000,000	1,053,550
4.000%, 1/1/2030, Call 1/1/2024	1,000,000	1,043,160
Cleveland Heights & University Heights City School District:
0.000%, 12/1/2024	400,000	311,596
0.000%, 12/1/2025	600,000	447,642
Cleveland-Cuyahoga County Port Authority, 5.000%, 10/1/2022, Call 10/1/2020	1,000,000	1,154,080
County of Franklin:
5.000%, 5/15/2028, Call 5/15/2023	2,000,000	2,302,780
5.000%, 5/15/2031, Call 5/15/2023	405,000	456,151
County of Hamilton, 5.000%, 12/1/2029, Call 12/1/2021	975,000	1,086,423
County of Hancock, 5.750%, 12/1/2026, Call 6/1/2021	1,120,000	1,323,459
County of Lorain, AMBAC:
0.392%, 10/1/2030 (9) (13)	500,000	463,688
0.416%, 10/1/2030 (9) (13)	4,350,000	4,017,973
County of Lucas, 5.000%, 11/15/2022, Call 11/15/2021	925,000	1,079,567
Delaware City School District, 5.250%, 12/1/2038, Call 6/1/2023	1,240,000	1,398,571
Elyria City School District, School District Credit Program:
4.000%, 12/1/2026, Call 12/1/2022	480,000	519,806
4.000%, 12/1/2027, Call 12/1/2022	1,160,000	1,249,877
4.000%, 12/1/2028, Call 12/1/2022	1,130,000	1,209,123
4.000%, 12/1/2032, Call 12/1/2022	1,015,000	1,061,071
4.000%, 12/1/2033, Call 12/1/2022	1,550,000	1,615,286
4.000%, 12/1/2034, Call 12/1/2022	1,435,000	1,490,750
Johnstown-Monroe Local School District, 5.000%, 12/1/2030, Call 12/1/2021	715,000	806,699
Lake County Community College District:
4.000%, 12/1/2022, Call 12/1/2019	695,000	761,671
4.000%, 12/1/2024, Call 12/1/2019	835,000	909,014
4.000%, 12/1/2025, Call 12/1/2019	855,000	926,410
Lake Local School District/Stark County, School District Credit Program:
4.000%, 12/1/2023, Call 12/1/2021	1,550,000	1,699,575
4.000%, 12/1/2025, Call 12/1/2021	1,660,000	1,792,103
Liberty Local School District, AGM:
2.500%, 12/1/2016	555,000	568,403
4.500%, 12/1/2018	885,000	962,880

New Albany Community Authority:
4.000%, 10/1/2020	590,000	643,124
5.000%, 10/1/2022	1,000,000	1,154,920
5.000%, 10/1/2023, Call 10/1/2022	1,105,000	1,290,971
North Olmsted City School District:
5.000%, 12/1/2027, Call 12/1/2023	220,000	258,410
5.000%, 12/1/2028, Call 12/1/2023	365,000	425,783
5.000%, 12/1/2029, Call 12/1/2023	500,000	580,460
Ohio Higher Educational Facility Commission:
4.000%, 12/1/2020	1,050,000	1,145,277
4.000%, 12/1/2021	795,000	866,407
4.000%, 12/1/2022	845,000	921,464
Ohio Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.200%, 9/1/2029, Call 9/1/2018	1,475,000	1,573,589
Ohio State Turnpike Commission, 5.250%, 2/15/2033, Call 2/15/2023	1,330,000	1,514,152
Ohio State Water Development Authority, 5.000%, 6/1/2022	1,100,000	1,314,104
Ohio University, 5.000%, 12/1/2028, Call 6/1/2022	225,000	257,152
University of Toledo, 5.000%, 6/1/2030, Call 6/1/2021	250,000	278,705

		62,329,827
Oklahoma — 0.7%
Blanchard Municipal Improvement Authority, BAM, 4.000%, 5/1/2039, Call 5/1/2022	315,000	319,407
Cushing Educational Facilities Authority, 5.000%, 9/1/2022	2,000,000	2,362,620
Delaware County Justice Authority:
3.750%, 9/1/2029, Call 9/1/2017	2,900,000	2,851,396
4.000%, 9/1/2018	415,000	443,755
4.000%, 9/1/2019	740,000	798,319
4.000%, 9/1/2020	700,000	759,290
4.000%, 9/1/2021	805,000	872,765
Oklahoma Housing Finance Agency, GNMA:
2.500%, 3/1/2022	655,000	660,168
3.300%, 3/1/2031, Call 3/1/2022	1,560,000	1,574,555
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038, Call 9/1/2018	290,000	296,896
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029, Call 3/1/2019	50,000	53,274
Pittsburg County Economic Development Authority, AMBAC, 4.000%, 12/1/2017, Call 12/1/2015	300,000	302,799
Tulsa Airports Improvement Trust, BAM, 5.000%, 6/1/2028, Call 6/1/2023 (15)	1,405,000	1,557,864

		12,853,108
Oregon — 0.8%
City of Portland, 5.000%, 6/15/2027, Call 6/15/2022	1,000,000	1,140,990
City of Tigard:
5.000%, 8/1/2029, Call 8/1/2022	690,000	789,429
5.000%, 8/1/2037, Call 8/1/2025	650,000	742,748
City of Woodburn:
0.000%, 3/1/2020	1,380,000	1,254,089
0.000%, 3/1/2021	1,215,000	1,060,537
Clackamas & Washington Counties School District No. 3, NATL-RE FGIC School Bond Gty, 0.000%, 6/15/2023	2,000,000	1,648,340
Klamath Falls Intercommunity Hospital Authority:
5.000%, 9/1/2021	250,000	287,748
5.000%, 9/1/2022	505,000	584,154
Multnomah County School District No. 3 Park Rose, School Bond Gty, 5.000%, 6/30/2036, Call 6/30/2021	475,000	537,334
Port of Morrow:
3.500%, 6/1/2020, Call 6/1/2019	210,000	219,139
3.750%, 6/1/2021, Call 6/1/2019	220,000	229,205
4.000%, 6/1/2022, Call 6/1/2019	235,000	244,865
Port of Portland, 5.500%, 7/1/2031, Call 7/1/2021	3,000,000	3,398,130
State of Oregon Housing & Community Services Department:
4.450%, 7/1/2023, Call 1/1/2020 (15)	1,625,000	1,721,265
4.750%, 7/1/2036, Call 7/1/2016 (15)	530,000	532,512

		14,390,485

Pennsylvania — 2.8%
Butler County Hospital Authority, 0.220%, 10/1/2032, Call 10/1/2015 (9)	500,000	500,000
Central Bradford Progress Authority, 5.375%, 12/1/2041, Call 12/1/2021	500,000	553,625
City of Philadelphia, AGM, 5.250%, 12/15/2023, Call 12/15/2018	755,000	839,703
City of Pittsburgh:
4.000%, 9/1/2016	415,000	429,811
4.000%, 9/1/2021	750,000	818,820
Clarion County Industrial Development Authority, 1.050%, 5/1/2016, Call 11/1/2015	3,000,000	3,001,680
Kiski Area School District, AGM SAW, 4.000%, 3/1/2021	1,450,000	1,584,386
Lancaster Industrial Development Authority:
5.000%, 5/1/2021	360,000	385,970
5.000%, 5/1/2022	430,000	458,268
Lehigh County General Purpose Authority, 4.000%, 11/1/2019	555,000	598,867
Montgomery County Industrial Development Authority:
5.000%, 11/15/2016	1,500,000	1,573,035
6.250%, 11/15/2029, Call 11/15/2019	715,000	803,017
Montgomery County Industrial Development Authority, FHA, 5.000%, 8/1/2024, Call 8/1/2020	1,350,000	1,545,791
Nazareth Area School District, SAW, 0.648%, 2/1/2018, Call 8/1/2017 (9)	500,000	502,145
Pennsylvania Economic Development Financing Authority:
1.250%, 5/1/2017 (9)	500,000	500,385
1.750%, 12/1/2015 (9)	1,400,000	1,403,990
5.000%, 1/1/2023, Call 1/1/2016	3,200,000	3,249,760
Pennsylvania Economic Development Financing Authority, AGM:
0.000%, 1/1/2020	600,000	534,708
0.000%, 1/1/2021	600,000	510,636
5.000%, 1/1/2022	305,000	344,784
Pennsylvania Housing Finance Agency, 4.200%, 10/1/2033, Call 10/1/2022 (15)	2,300,000	2,366,401
Pennsylvania Turnpike Commission:
0.000%, 12/1/2030, Call 12/1/2020 (16)	585,000	624,868
0.000%, 12/1/2034, Call 12/1/2020 (16)	395,000	432,414
0.570%, 12/1/2016, Call 6/1/2016 (9)	1,450,000	1,450,087
0.700%, 12/1/2018, Call 6/1/2018 (9)	2,850,000	2,839,256
1.000%, 12/1/2021, Call 6/1/2021 (9)	5,000,000	4,950,850
4.000%, 12/1/2023, Call 12/1/2019	200,000	216,110
5.000%, 6/1/2021, Call 6/1/2019	715,000	801,608
6.000%, 12/1/2036, Call 12/1/2020	975,000	1,153,289
Pittsburgh Public Schools, BAM SAW, 5.000%, 9/1/2024, Call 9/1/2022	1,000,000	1,163,700
Pocono Mountain School District, AGM SAW, 4.000%, 6/15/2021	4,630,000	5,127,910
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.260%, 6/1/2034 (6) (7) (9)	3,390,000	3,390,000
Sayre Health Care Facilities Authority, 0.969%, 12/1/2024, Call 12/1/2017 (9)	225,000	217,422
Scranton School District, AGM SAW:
2.000%, 6/15/2017	255,000	260,681
3.000%, 6/15/2017	350,000	363,986
Scranton School District, SAW, 1.128%, 4/2/2018, Call 10/2/2017 (9)	3,325,000	3,341,326
State Public School Building Authority, SAW, 0.926%, 9/1/2018, Call 3/1/2018 (9)	1,675,000	1,673,694

		50,512,983
Puerto Rico — 0.2%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority:
5.000%, 4/1/2016	2,255,000	2,240,523
5.000%, 7/1/2018	150,000	153,709
5.000%, 7/1/2021	125,000	123,471
6.250%, 7/1/2026, Call 7/1/2016	225,000	225,785
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, NATL-RE, 4.250%, 10/1/2024, Call 10/19/2015	150,000	146,213
Puerto Rico Infrastructure Financing Authority, BHAC, 5.500%, 7/1/2021	275,000	315,447

		3,205,148
Rhode Island — 1.2%
Rhode Island Health & Educational Building Corp., 0.010%, 6/1/2035, Call 10/1/2015 (9)	4,100,000	4,100,000
Rhode Island Housing & Mortgage Finance Corp.:
3.625%, 10/1/2029, Call 10/1/2021	760,000	763,754
4.000%, 10/1/2040, Call 10/1/2021	1,155,000	1,185,631
Rhode Island Student Loan Authority:
3.375%, 12/1/2023, Call 12/1/2020 (15)	300,000	294,915
3.950%, 12/1/2017	250,000	265,377
4.000%, 12/1/2022, Call 12/1/2021 (15)	2,885,000	3,003,141
4.200%, 12/1/2018, Call 12/1/2017	600,000	635,820
4.250%, 12/1/2020, Call 12/1/2017	500,000	523,265

4.250%, 12/1/2025, Call 12/1/2021 (15)	2,205,000	2,250,489
4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,048,270
4.750%, 12/1/2028, Call 12/1/2021 (15)	1,000,000	1,032,700
4.750%, 12/1/2029, Call 12/1/2021 (15)	680,000	698,469
Tobacco Settlement Financing Corp., 2.250%, 6/1/2041, Call 6/1/2025	4,055,000	4,000,136
Town of Cumberland:
4.000%, 3/15/2024	795,000	882,251
4.000%, 3/15/2026, Call 3/15/2024	460,000	502,003

		21,186,221
South Carolina — 1.5%
City of Rock Hill, AGM:
5.250%, 1/1/2026, Call 1/1/2022	730,000	846,793
5.250%, 1/1/2028, Call 1/1/2022	475,000	544,112
County of Dorchester:
5.000%, 10/1/2022	480,000	564,538
5.000%, 10/1/2026, Call 10/1/2022	400,000	467,036
County of Florence:
5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,298,080
5.000%, 11/1/2030, Call 11/1/2020	500,000	554,785
5.000%, 11/1/2031, Call 11/1/2024	360,000	407,725
Fort Mill School Facilities Corp., 5.250%, 12/1/2024, Call 12/1/2016	250,000	264,905
Laurens County Water & Sewer Commission:
5.000%, 3/1/2029, Call 3/1/2017	415,000	437,717
5.000%, 3/1/2032, Call 3/1/2017	1,000,000	1,051,840
Piedmont Municipal Power Agency, AGM:
5.000%, 1/1/2030, Call 7/1/2021	450,000	492,732
5.750%, 1/1/2034, Call 7/1/2021	1,000,000	1,165,750
RBC Municipal Products, Inc. Trust, 0.170%, 7/1/2018 (6) (7) (9)	9,300,000	9,300,000
South Carolina Jobs-Economic Development Authority, 5.000%, 7/1/2022	1,735,000	1,978,750
South Carolina State Housing Finance & Development Authority, 5.000%, 1/1/2028, Call 7/1/2019	175,000	186,855
South Carolina State Housing Finance & Development Authority, AGM, 5.500%, 7/1/2037, Call 7/1/2016 (15)	435,000	451,621
South Carolina State Public Service Authority:
0.140%, 1/1/2038, Call 1/1/2019 (6) (7) (9)	1,840,000	1,840,000
5.000%, 12/1/2028, Call 12/1/2024	500,000	581,065
5.500%, 1/1/2038, Call 1/1/2019	920,000	1,030,713
Spartanburg Sanitation Sewer District, 5.000%, 3/1/2030, Call 3/1/2023	1,500,000	1,692,495
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.000%, 4/1/2031, Call 4/1/2021	900,000	991,800

		27,149,312
South Dakota — 1.0%
City of Rapid City:
5.500%, 12/1/2022, Call 12/1/2019	225,000	249,428
6.750%, 12/1/2031, Call 12/1/2019	500,000	571,815
7.000%, 12/1/2035, Call 12/1/2019	750,000	860,295
South Dakota Health & Educational Facilities Authority:
4.000%, 11/1/2021	500,000	557,990
4.250%, 9/1/2023	740,000	797,676
4.500%, 9/1/2018	500,000	528,380
4.500%, 9/1/2020	900,000	967,806
4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,151,518
4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,062,014
5.000%, 9/1/2019	200,000	226,046
5.000%, 11/1/2022	715,000	845,395
5.000%, 8/1/2023	375,000	442,793
5.000%, 11/1/2023	625,000	743,237
5.000%, 8/1/2024	195,000	231,837
5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,130,720
5.000%, 11/1/2024	650,000	775,833
5.000%, 11/1/2025, Call 11/1/2024	600,000	709,182
5.000%, 11/1/2026, Call 11/1/2024	550,000	641,355
5.000%, 9/1/2027, Call 9/1/2024	720,000	789,329
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,053,039

South Dakota Housing Development Authority:
3.750%, 5/1/2018	500,000	523,220
3.900%, 11/1/2030, Call 11/1/2023	515,000	525,274
South Dakota Housing Development Authority, FHLMC COLL, 3.550%, 11/1/2033, Call 11/1/2022	2,355,000	2,355,659

		17,739,841
Tennessee — 1.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 5.000%, 11/1/2027, Call 11/1/2021	500,000	553,775
Metropolitan Nashville Airport Authority, 5.000%, 7/1/2017	585,000	628,711
Public Building Authority of Sevier County, AMBAC, 0.149%, 6/1/2018 (9) (13)	550,000	540,513
Tennessee Energy Acquisition Corp.:
5.000%, 2/1/2023	5,310,000	5,973,325
5.250%, 9/1/2021	3,810,000	4,355,706
5.250%, 9/1/2022	250,000	285,760
Tennessee Housing Development Agency:
4.000%, 7/1/2025, Call 1/1/2020	960,000	988,032
4.000%, 7/1/2025, Call 1/1/2021	925,000	955,451
4.000%, 7/1/2039, Call 1/1/2024	950,000	1,017,745
4.125%, 1/1/2025, Call 1/1/2021	865,000	910,378
4.500%, 7/1/2028, Call 1/1/2020	400,000	420,212
4.750%, 7/1/2027, Call 1/1/2017 (15)	185,000	187,725
5.000%, 1/1/2027, Call 7/1/2019	395,000	413,925

		17,231,258
Texas — 6.6%
Alamito Public Facility Corp., 1.000%, 10/1/2017, Call 4/1/2017 (9)	7,875,000	7,865,314
Brazoria-Fort Bend County Municipal Utility District No. 1, MAC:
2.000%, 9/1/2017	1,145,000	1,165,724
3.000%, 9/1/2020	700,000	732,095
Capital Area Cultural Education Facilities Finance Corp.:
5.000%, 4/1/2019	1,000,000	1,103,070
5.250%, 4/1/2021, Call 4/1/2020	400,000	448,768
Central Texas Regional Mobility Authority, 0.000%, 1/1/2025	1,000,000	686,720
City of Galveston, 4.625%, 2/1/2024, Call 2/1/2021	1,130,000	1,203,608
City of Houston, 5.000%, 9/1/2026, Call 9/1/2024	250,000	290,443
City of Houston, AMBAC, 0.000%, 9/1/2019	400,000	373,996
City of Houston, XLCA, 0.396%, 7/1/2032 (9) (13) (15)	450,000	419,669
City of Laredo International Toll Bridge, AGM:
5.000%, 10/1/2026, Call 10/1/2024	225,000	262,665
5.000%, 10/1/2027, Call 10/1/2024	240,000	277,478
City of San Antonio, 0.420%, 11/1/2017 (9)	1,600,000	1,604,624
City of San Marcos:
4.500%, 11/1/2028, Call 11/1/2022	600,000	637,302
5.000%, 11/1/2033, Call 11/1/2022	1,215,000	1,348,176
Corpus Christi Business & Job Development Corp., 5.000%, 9/1/2022	1,000,000	1,165,090
County of Bowie, AGM:
4.000%, 8/1/2021, Call 8/1/2016	1,275,000	1,310,419
4.000%, 8/1/2024, Call 8/1/2016	1,315,000	1,347,888
County of Wise, 8.000%, 8/15/2034, Call 8/15/2021	4,000,000	4,648,840
Cypress-Fairbanks Independent School District, PSF, 5.000%, 2/15/2034, Call 2/15/2021	675,000	756,088
Dallas Independent School District, PSF, 5.000%, 8/15/2034, Call 10/2/2015	1,000,000	1,003,750
Dallas/Fort Worth International Airport:
5.000%, 11/1/2023, Call 11/1/2020	2,400,000	2,765,328
5.000%, 11/1/2024, Call 11/1/2022	1,000,000	1,173,690
5.000%, 11/1/2032, Call 11/1/2020	5,000,000	5,606,700
5.000%, 11/1/2033, Call 11/1/2023	2,000,000	2,259,760
5.250%, 11/1/2033, Call 11/1/2023	1,200,000	1,389,408
Denver City Independent School District, PSF, 5.000%, 2/15/2032, Call 8/15/2016	1,000,000	1,038,890
Forney Independent School District, PSF, 6.000%, 8/15/2037, Call 8/15/2018	1,840,000	2,113,737
Georgetown Independent School District, PSF, 5.000%, 8/15/2025, Call 8/15/2020	645,000	746,297
Grand Parkway Transportation Corp., 0.000%, 10/1/2030, Call 10/1/2028 (16)	1,000,000	810,870
Gulf Coast Waste Disposal Authority, AGM:
5.000%, 10/1/2029, Call 10/1/2022	1,430,000	1,621,849
5.000%, 10/1/2030, Call 10/1/2022	1,505,000	1,691,545
Harris County Cultural Education Facilities Finance Corp.:
0.770%, 6/1/2020 (9)	2,000,000	1,987,040
0.850%, 6/1/2021 (9)	2,400,000	2,381,808
5.250%, 10/1/2029, Call 10/1/2019	1,550,000	1,776,424

Harris County Hospital District, NATL-RE, 5.250%, 2/15/2027, Call 2/15/2017	5,615,000	5,939,210
Harris County Municipal Utility District No. 165, BAM, 5.000%, 3/1/2025	400,000	473,288
Harris County Municipal Utility District No. 374, AGM, 5.000%, 9/1/2036, Call 9/1/2019	550,000	604,379
La Vernia Higher Education Finance Corp.:
4.750%, 8/15/2016	180,000	187,135
5.000%, 8/15/2017	150,000	161,891
5.000%, 8/15/2018	150,000	166,563
Little Elm Independent School District, PSF:
5.000%, 8/15/2020, Call 8/15/2016	95,000	99,176
5.000%, 8/15/2020, Call 8/15/2016	1,050,000	1,094,719
Lower Colorado River Authority, BHAC, 5.250%, 5/15/2028, Call 5/15/2018	675,000	746,071
Mesquite Independent School District, PSF, 0.000%, 8/15/2021	635,000	567,093
Midland Independent School District, PSF:
5.000%, 2/15/2031, Call 2/15/2016	1,405,000	1,431,765
5.000%, 2/15/2032, Call 2/15/2016	1,050,000	1,069,813
Nacogdoches County Hospital District, AGM:
3.000%, 5/15/2018	495,000	510,048
3.000%, 5/15/2019	510,000	525,331
New Hope Cultural Education Facilities Corp., 5.000%, 7/1/2030, Call 7/1/2025	750,000	799,733
New Hope Cultural Education Facilities Corp., AGM, 4.000%, 4/1/2024	440,000	465,199
Nolan County Hospital District:
5.000%, 8/15/2022	310,000	355,961
5.000%, 8/15/2023	250,000	288,375
5.000%, 8/15/2024	200,000	231,700
North Texas Tollway Authority, 0.820%, 1/1/2019, Call 7/1/2018 (9)	1,750,000	1,753,360
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,942,298
North Texas Tollway Authority, BHAC, 5.125%, 1/1/2028, Call 1/1/2018	500,000	542,980
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2016 (9)	2,190,000	2,205,418
Pasadena Independent School District, AGM, 0.030%, 2/1/2035, Call 9/1/2015 (9)	5,000,000	5,000,000
Pleasanton Independent School District, PSF, 5.000%, 8/15/2029, Call 8/15/2024	1,000,000	1,171,360
Port of Port Arthur Navigation District:
0.300%, 12/1/2039, Call 9/1/2015 (9)	4,500,000	4,500,000
0.300%, 12/1/2039, Call 9/1/2015 (9)	3,420,000	3,420,000
0.300%, 4/1/2040, Call 9/1/2015 (9)	1,240,000	1,240,000
0.300%, 11/1/2040, Call 9/1/2015 (9)	14,700,000	14,700,000
Sabine River Authority, MBIA, 4.950%, 3/1/2018	370,000	399,718
San Antonio Municipal Facilities Corp., 5.000%, 8/15/2036, Call 8/15/2021	500,000	556,995
Sienna Plantation Levee Improvement District, BAM, 4.000%, 9/1/2020	400,000	440,848
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	1,000,000	1,010,900
5.000%, 10/1/2028, Call 10/1/2023	2,030,000	2,327,111
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2021	2,000,000	2,292,760
Waco Independent School District, PSF:
4.000%, 8/15/2028, Call 8/15/2024	1,000,000	1,073,910
4.000%, 8/15/2029, Call 8/15/2024	2,380,000	2,534,771

		118,844,952
Utah — 1.1%
Central Utah Water Conservancy District:
5.000%, 10/1/2026, Call 10/1/2019	850,000	970,861
5.000%, 10/1/2028, Call 10/1/2019	1,000,000	1,134,540
City of Draper, 5.000%, 5/1/2032, Call 5/1/2022	325,000	362,515
City of Riverton:
5.250%, 12/1/2034, Call 6/1/2023	1,455,000	1,634,736
5.250%, 12/1/2036, Call 6/1/2023	2,150,000	2,403,184
Jordan Valley Water Conservancy District, 5.000%, 10/1/2035, Call 4/1/2021	920,000	1,038,018
Uintah County Municipal Building Authority, 5.300%, 6/1/2028, Call 6/1/2018	1,350,000	1,482,408
Utah Housing Corp., 5.250%, 7/1/2028, Call 1/1/2017 (15)	405,000	411,286
Utah Infrastructure Agency, AGM:
5.400%, 10/15/2036, Call 10/15/2021	1,000,000	1,135,570
5.500%, 10/15/2030, Call 10/15/2021	1,300,000	1,532,011
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	1,030,000	1,205,914
Utah State Charter School Finance Authority, 5.250%, 10/15/2028, Call 10/15/2023	480,000	552,422
Utah Transit Authority, AGM, 0.230%, 6/15/2036, Call 6/15/2018 (6) (7) (9)	6,645,000	6,645,000

		20,508,465

Vermont — 0.1%
Vermont Housing Finance Agency, 4.000%, 11/1/2043, Call 5/1/2023	1,640,000	1,738,810
Vermont Student Assistance Corp.:
5.000%, 6/15/2019 (15)	130,000	142,669
5.000%, 6/15/2020 (15)	125,000	139,510

		2,020,989
Virginia — 0.3%
City of Chesapeake, 5.000%, 7/15/2022	500,000	574,665
Henrico County Economic Development Authority, AGM, 0.334%, 8/23/2027, Call 9/1/2015 (9) (13)	50,000	46,911
Virginia College Building Authority:
5.000%, 3/1/2023, Call 3/1/2020	745,000	859,320
5.000%, 3/1/2024, Call 3/1/2020	1,755,000	2,022,655
Virginia Small Business Financing Authority, 4.250%, 11/1/2021, Call 5/1/2020	1,000,000	1,109,520

		4,613,071
Washington — 1.0%
Chelan County Public Utility District No. 1, NATL-RE, 0.000%, 6/1/2024	210,000	165,814
King County Housing Authority:
5.200%, 5/1/2028, Call 11/1/2018	660,000	718,331
5.500%, 12/1/2028, Call 12/1/2018	1,000,000	1,099,950
King County Public Hospital District No. 2, 5.250%, 12/1/2028, Call 12/1/2020	200,000	231,448
Marysville Local Improvement District:
2.050%, 6/1/2036, Call 6/1/2024	245,000	246,370
3.350%, 6/1/2036, Call 6/1/2024	350,000	352,103
Mason & Kitsap Counties School District No. 403 North Mason, School Bond Gty, 5.000%, 12/1/2035, Call 12/1/2023	2,025,000	2,276,282
Port of Bellingham, 5.250%, 12/1/2022, Call 12/1/2020	1,060,000	1,239,893
Spokane County School District No. 81 Spokane, School Bond Gty, 5.000%, 12/1/2030, Call 12/1/2021	650,000	752,336
State of Washington, 4.100%, 7/1/2022, Call 1/1/2019	440,000	469,154
Washington Health Care Facilities Authority:
0.000%, 12/1/2017 (6) (7)	375,000	350,524
5.000%, 8/15/2020, Call 8/15/2017	4,460,000	4,689,155
5.000%, 2/1/2023, Call 2/1/2021	1,000,000	1,134,440
5.000%, 10/1/2030, Call 10/1/2022	750,000	845,505
Washington State Housing Finance Commission, GNMA/FNMA COLL, 3.500%, 10/1/2022, Call 4/1/2021	510,000	529,380
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL:
3.050%, 6/1/2022 (15)	750,000	767,467
3.050%, 12/1/2022 (15)	200,000	204,970
3.150%, 6/1/2023, Call 12/1/2022 (15)	330,000	334,699
3.150%, 12/1/2023, Call 12/1/2022 (15)	150,000	152,136
3.300%, 6/1/2024, Call 12/1/2022 (15)	20,000	20,025
3.450%, 6/1/2025, Call 12/1/2022 (15)	845,000	865,686
Whidbey Island Public Hospital District:
5.000%, 12/1/2021	520,000	572,265
5.000%, 12/1/2022	510,000	561,296

		18,579,229
West Virginia — 0.5%
Berkeley County Public Service Sewer District, BAM:
4.500%, 10/1/2029, Call 10/1/2023	1,000,000	1,106,870
4.500%, 10/1/2032, Call 10/1/2023	1,220,000	1,331,179
City of Princeton:
4.000%, 5/1/2016	715,000	729,329
5.000%, 5/1/2017	875,000	928,611
West Virginia Hospital Finance Authority, 5.750%, 1/1/2044, Call 1/1/2019	2,500,000	2,879,675
West Virginia Hospital Finance Authority, AMBAC, 5.000%, 6/1/2019, Call 6/1/2016	1,565,000	1,616,050
West Virginia State Hospital Finance Authority, AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	600,000	619,530

		9,211,244
Wisconsin — 3.4%
City of Menasha, 4.400%, 9/1/2017	900,000	900,000
City of Oak Creek, 3.000%, 6/1/2027, Call 6/1/2025	100,000	99,997
Maple School District, 5.000%, 4/1/2022	1,070,000	1,249,674
Monroe Redevelopment Authority, 5.500%, 2/15/2029, Call 2/15/2019	500,000	557,700
State of Wisconsin:
4.000%, 5/1/2027, Call 5/1/2022	800,000	859,960
5.000%, 3/1/2023, Call 9/1/2021	2,000,000	2,323,860

5.000%, 11/1/2025, Call 11/1/2022	3,500,000	4,168,920
5.000%, 5/1/2027, Call 5/1/2022	1,605,000	1,874,415
5.750%, 5/1/2029, Call 5/1/2019	1,155,000	1,327,869
6.000%, 5/1/2033, Call 5/1/2019	1,415,000	1,637,141
6.000%, 5/1/2036, Call 5/1/2019	1,965,000	2,262,128
Wisconsin Center District, AGM:
5.250%, 12/15/2023	520,000	600,018
5.250%, 12/15/2027	1,930,000	2,257,868
Wisconsin Health & Educational Facilities Authority:
4.500%, 10/15/2026, Call 10/15/2021	20,000	21,981
4.750%, 10/15/2029, Call 10/15/2021	605,000	663,745
5.000%, 4/15/2016	1,000,000	1,028,490
5.000%, 8/15/2018	1,000,000	1,103,670
5.000%, 6/1/2019	645,000	679,424
5.000%, 6/1/2019	2,860,000	3,210,865
5.000%, 7/1/2019	990,000	1,091,960
5.000%, 8/15/2019	250,000	281,387
5.000%, 8/15/2019	955,000	1,076,457
5.000%, 8/15/2020	1,060,000	1,217,230
5.000%, 3/1/2021	240,000	269,446
5.000%, 8/15/2021	1,160,000	1,346,516
5.000%, 3/1/2022	205,000	231,351
5.000%, 10/1/2022	750,000	879,952
5.000%, 12/15/2022	500,000	588,935
5.000%, 12/15/2023	500,000	594,630
5.000%, 12/15/2024	500,000	599,760
5.000%, 3/1/2025, Call 3/1/2024	315,000	349,949
5.000%, 6/1/2026, Call 6/1/2020	135,000	152,261
5.000%, 8/15/2027, Call 8/15/2022	500,000	562,640
5.000%, 12/15/2028, Call 12/15/2024	100,000	114,353
5.000%, 8/15/2029, Call 8/15/2022	1,700,000	1,908,437
5.000%, 4/1/2032, Call 10/1/2022	4,560,000	5,069,945
5.000%, 6/1/2032, Call 6/1/2022	1,000,000	1,098,820
5.000%, 8/15/2032, Call 8/15/2022	5,000,000	5,520,700
5.125%, 4/15/2031, Call 4/15/2023	250,000	275,540
5.250%, 8/15/2018, Call 8/15/2016	500,000	518,920
5.250%, 4/1/2023, Call 4/1/2018	365,000	406,256
5.250%, 6/1/2034, Call 6/1/2020	300,000	337,539
5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,861,860
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,655,000	4,039,214
Wisconsin Housing & Economic Development Authority, 5.750%, 11/1/2025, Call 5/1/2020 (15)	1,605,000	1,733,898
Wisconsin Housing & Economic Development Authority, AGM, 0.110%, 5/1/2043, Call 9/1/2015 (9)	3,165,000	3,165,000

		62,120,681
Wyoming — 0.1%
County of Laramie, 5.000%, 5/1/2027, Call 5/1/2021	1,000,000	1,134,000
Wyoming Municipal Power Agency, Inc., 5.500%, 1/1/2028, Call 1/1/2018	500,000	546,055

		1,680,055

Total Municipals (identified cost $1,715,780,164)		1,762,233,349

Mutual Funds — 0.9%
BlackRock Long-Term Municipal Advantage Trust	121,500	1,329,210
BlackRock Muni Intermediate Duration Fund, Inc.	110,000	1,522,400
BlackRock Municipal Bond Trust	93,400	1,422,482
BlackRock Municipal Income Quality Trust	107,800	1,473,626
BlackRock Municipal Income Trust	107,000	1,461,620
BlackRock MuniHoldings Quality Fund, Inc.	93,400	1,193,652
BlackRock MuniYield Quality Fund, Inc.	105,000	1,603,350
BMO Ultra Short Tax-Free Fund (4)	497,944	5,019,275
Eaton Vance Municipal Income Term Trust	42,000	724,500

Total Mutual Funds (identified cost $15,626,310)		15,750,115

Short-Term Investments — 1.2%

Mutual Funds — 1.1%
BMO Tax-Free Money Market Fund, Class I, 0.040% (4)	19,318,314	19,318,314

Short-Term Municipals — 0.1%

Wisconsin — 0.1%
Grantsburg School District, 1.000%, 10/30/2015	$2,200,000	2,201,232

Total Short-Term Investments (identified cost $21,519,358)		21,519,546

Total Investments — 99.3% (identified cost $1,752,925,832)		1,799,503,010

Other Assets and Liabilities — 0.7%		13,344,057

Total Net Assets — 100.0%		$1,812,847,067

(4) Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(6) Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2015, these securities amounted to:

Fund	Amount	% of Total Net Assets

Intermediate Tax-Free Fund	$117,989,643	6.51%

(7) Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.

(9) Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2015.

(10)	Purchased on a when-issued or delayed delivery basis.

(13) Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(15) Securities that are subject to alternative minimum tax represent 2.34% of the Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.

(16) Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, and BMO Intermediate Tax-Free Fund (each a series of BMO Funds, Inc., collectively referred to as the Funds), including the summary schedules of investments, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form NCSR), and the schedules of investments in securities as of August 31, 2015 (included in Item 6 of this Form NCSR). These financial statements, financial highlights, and schedules of investments in securities are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedules of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules of investments in securities. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedules of investments in securities referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin

October 26, 2015

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMO Funds, Inc.

/s/ John M. Blaser
By: John M. Blaser
President
(Principal Executive Officer)
October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By: John M. Blaser
President
(Principal Executive Officer)
October 26, 2015

/s/ Timothy M. Bonin
By: Timothy M. Bonin
Treasurer
(Principal Financial Officer)
October 26, 2015